UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number        811-07989

                         Metropolitan West Funds

(Exact name of registrant as specified in charter)

865 South Figueroa Street

                                 Los Angeles, CA 90017

(Address of principal executive offices) (Zip code)

David B. Lippman

Metropolitan West Funds

865 South Figueroa Street

                             Los Angeles, CA 90017

(Name and address of agent for service)

Registrant’s telephone number, including area code: (213) 244-0000

Date of fiscal year end: March 31

Date of reporting period: September 30, 2020

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

METWEST FUNDS
AlphaTrak 500 Fund
Corporate Bond Fund
Flexible Income Fund
Floating Rate Income Fund
High Yield Bond Fund
Intermediate Bond Fund
Investment Grade Credit Fund
Low Duration Bond Fund
Strategic Income Fund
Total Return Bond Fund
Ultra Short Bond Fund
Unconstrained Bond Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website (www.TCW.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications electronically by contacting your financial intermediary (such as a broker-dealer, bank, or retirement plan), or by calling 1-800-241-4671 if you invest directly with the Funds.

You may elect to receive all future reports in paper free of charge. Contact your financial intermediary or, if you invest directly with the Funds, call 1-800-241-4671, to request that you continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Funds held through your financial intermediary or directly with TCW.

Metropolitan West Funds	September 30, 2020

METROPOLITAN WEST FUNDS

Dear Fellow Shareholder,

Thank you for your continued investment in the Metropolitan West Funds. We are pleased to provide the following Semi-Annual Report for the Funds for the period ended September 30, 2020. Given the backdrop of strong investor sponsorship and rallying fixed income markets, the assets of the Funds appreciated to over $96 billion, a measure viewed with great appreciation for the confidence it conveys and the responsibility of meeting client expectations.

The September 30, 2020 Semi-Annual Report covers the following Metropolitan West Funds:

Metropolitan West AlphaTrak 500 Fund	M-Class (MWATX)
Metropolitan West Corporate Bond Fund	M-Class (MWCSX), I-Class (MWCBX)
Metropolitan West Flexible Income Fund	M-Class (MWFSX ), I-Class (MWFEX)
Metropolitan West Floating Rate Income Fund	M-Class (MWFRX), I-Class (MWFLX)
Metropolitan West High Yield Bond Fund	M-Class (MWHYX), I-Class (MWHIX)
Metropolitan West Intermediate Bond Fund	M-Class (MWIMX), I-Class (MWIIX)
Metropolitan West Investment Grade Credit Fund	M-Class (MWISX), I-Class (MWIGX)
Metropolitan West Low Duration Bond Fund	M-Class (MWLDX), I-Class (MWLIX),
Administrative-Class (MWLNX)
Metropolitan West Strategic Income Fund	M-Class (MWSTX), I-Class (MWSIX)
Metropolitan West Total Return Bond Fund	M-Class (MWTRX), I-Class (MWTIX),
I-2-Class (MWTTX),
Administrative-Class (MWTNX),
Plan-Class (MWTSX)
Metropolitan West Ultra Short Bond Fund	M-Class (MWUSX), I-Class (MWUIX)
Metropolitan West Unconstrained Bond Fund	M-Class (MWCRX), I-Class (MWCIX),
Plan-Class (MWCPX)

Economic Review and Market Environment

The defining characteristics of the past six months remain centered on the COVID-19 pandemic and the resulting disruption brought to the economy and financial markets. As the virus spread globally and strict economic curbs were put into place to slow its transmission, markets reacted with a swift repricing of risk assets that led to a widespread sell-off in the first quarter of 2020. No sector was immune, particularly as levered investor (forced) sales and more routine redemptions tested liquidity in a fashion unhappily reminiscent of 2008. The sharpness of the drop, both in the financial markets and in the broader economy, resulted in decisive action by the Federal Reserve and Congress, which provided trillions of dollars in the form of monetary and fiscal stimulus. Notably, the Fed stepped in to lop the final 150 basis points off its target rate in a return to a zero interest rate policy (ZIRP) through an intra-meeting announcement, while also resuming its asset purchase programs with unprecedented scale and speed. The effect of these policies was staggering: an abundance of liquidity and investors impervious to downside potential, seemingly secure in a reliance on monetary policy to backstop markets, led to an extreme risk market reversal off March troughs. Equities recouped the entirety of early-year losses and indices were notching new highs by the end of August. Meanwhile, after plummeting to record lows in March, U.S. Treasury yield curve movement was mixed, with the belly of the curve down slightly (the 5-Year yield was just over 10 bps lower during the six-month period) while the long end was modestly higher (the 30-Year yield ended September at 1.46%, up roughly 13 bps).

As investor risk appetite picked up against a backdrop of renewed government support, fixed income markets delivered positive total returns and the Bloomberg Barclays Aggregate Index gained 3.5% during the six-month period, outpacing duration-matched Treasuries by over 290 bps. Corporate credit drove Index performance over the reporting period, as the sector gained 10.7% on a total return basis and outpaced duration-matched Treasuries by over 10%. High yield corporates, meanwhile, delivered an even more impressive 15.2% gain, with over 14% positive excess returns. Securitized products were mixed, led by commercial mortgage-backed securities (CMBS) performance (particularly non-agency CMBS issues which gained nearly 7% during the period), while agency MBS trailed. Within agency MBS, coupon and collateral type selection became increasingly important as the Fed’s footprint again expanded within the sector. Meanwhile, after substantial pricing dislocations in the first quarter, non-agency MBS remediated during the semi-annual period, led by issues backed by subprime and alt-A collateral. Finally, asset-backed securities (ABS) gained 4.4%, outperforming duration-matched Treasuries by nearly 395 bps as auto loans recovered from first quarter losses.

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The Economy and Market Ahead

Going forward, the outlook for growth is highly tenuous and dependent on the path of the pandemic and response. Recent data, which may be subject to significant revision, suggests that it will take considerable time before the economy gets back to pre-COVID levels and the labor market returns to full employment. Furthermore, behavioral changes and persistent labor market disparities will likely prove to be a headwind to a consumer-driven rebound in economic activity. While there are sectors that stand to benefit from the massive government response and shifting consumption/investment patterns from the pandemic, overall risk market valuations look stretched as spreads trade back close to early 2020 levels and through long-term averages. Without doubt, the next phase of the recovery will likely be more difficult, particularly given the delay in, and likely reduction of, additional fiscal support against the backdrop of a rancorous election. What is clear is that headline volatility isn’t going to subside any time soon.

Data sources for the discussion above include Barclays, Bloomberg, JPMorgan and Merrill Lynch.

Fund Performance Commentary

The performance data presented below represents past performance and is no guarantee of future results. Total returns include reinvestment of dividends and distributions. Current performance may be lower or higher than the performance data presented. Performance data current to the most recent month end is available on the Funds’ website at TCW.com. Investment returns and principal value will fluctuate with market conditions. The value of an investment in a Fund, when redeemed, may be worth more or less than its original purchase cost.

Metropolitan West AlphaTrak 500 Fund

(MWATX)

The MetWest AlphaTrak 500 Fund (“Fund”) gained 34.6% (net of fees) for the six-month period ending September 30, 2020, outperforming the S&P 500 Index by 327 bps. With short and intermediate Treasury rates slightly lower, the duration position of the Fund modestly contributed to returns. However, sector allocation and issue selection drove outperformance over the period. Most consequential was the allocation to investment grade corporates, with the sector sustained by government support and economic re-openings to rebound from the March selloff. Notable contributors include banking, finance companies, healthcare REITs, autos, healthcare, and pharmaceuticals. A small allocation to high yield corporates also contributed with the asset class up nearly 15.2%. Also overcoming first quarter volatility to provide a boost to the Fund were securitized products, particularly legacy non-agency MBS backed by subprime and option ARM collateral types, supported by strong housing fundamentals (i.e., brisk home sales and home price appreciation). Finally, CMBS (both agency-backed and senior, higher quality non-agency bonds) and ABS (especially government-guaranteed student loans and AAA-rated collateralized loan obligations, or CLOs) also recovered from the first quarter to perform well for the overall period, producing a positive impact on Fund returns, owing in part to some support extended by the Fed.

Early year market volatility provided an expanded opportunity set among spread products, with the Fund taking advantage of attractive entry points to add exposures in high quality sectors that have resilience or are likely to benefit from Fed activities or support. Specific positioning shifts included an increase to corporate credit exposure in the first quarter, with a focus on high quality, high conviction names with “fortress balance sheets”. Some of this position was subsequently trimmed at measurable gains during the second quarter. High yield credit exposure is limited, and at present is focused on defensive, larger, more liquid, and relatively high quality credit, though further opportunities are expected to add more substantially as downgrades swell the volume of available debt and distressed sellers appear. Within the securitized space, non-agency MBS continues to be an area offering value, particularly legacy issues that have strong underlying fundamentals, while CMBS exposure is focused on higher quality agency-backed issues as well as seasoned private label CMBS at the top of the capital structure and single asset single borrower deals to avoid the underwriting challenges faced by current vintage non-agency CMBS. Within ABS, the Fund’s exposure avoids more vulnerable collateral types such as credit card loans, preferring AAA-rated CLOs and government-guaranteed student loans. In addition, the Fund maintains a sizable allocation to government and cash bonds, despite low rates, as a buffer given the potential for equity volatility. Lastly, duration positioning stands at a relatively modest 0.7 year as Treasury rates remain near historic lows.

	Performance Through September 30, 2020

	6 Months (Cumulative)	1 Year (Annualized)	3 Year (Annualized)	5 Year (Annualized)	10 Year (Annualized)	Since Inception (Annualized)
MWATX (Inception: June 29, 1998)	34.58%	14.61%	12.09%	15.51%	15.02%	7.29%
Standard & Poor’s 500 Index	31.31%	15.15%	12.27%	14.13%	13.73%	7.00%

Semi-Annual Report September 2020 / 2

Metropolitan West Corporate Bond Fund

M-Class (MWCSX), I-Class (MWCBX)

The MetWest Corporate Bond Fund – I Class (“Fund”) gained 9.03% (net of fees) over the six-month period ending September 30, 2020, trailing the Bloomberg Barclays U.S. Corporate Index (“Index”) by 163 bps. While the Fund maintained a slightly higher average yield among corporate holdings versus the Index, underperformance was driven by the underweight to corporate credit which outpaced Treasuries by over 1,000 bps on a duration-adjusted basis over the period. More specifically, the Fund maintained more cautious positioning across the credit sector, with underweights to most industrial sectors, including energy, basic industry, and consumer cyclicals, which were among the best performers over the period. Financials were generally an overweight, which benefitted performance given significant yield spread compression during the period, though the allocation to banking represented a relative underweight, weighing on performance. Some of this drag was offset by overweight positions in communications, non-cyclicals, and taxable municipals though spread compression in these areas was less robust. Additionally, an underweight to emerging market debt slightly held back returns, given the sector’s outperformance versus the Index amid a general bid for risk over the period. Meanwhile, the impact from the off-Index allocation to securitized products was mixed, with CMBS issues contributing as the sector did well over the period, while agency collateralized mortgage obligations (CMOs) modestly detracted. Finally, the duration of the Fund shortened over the period, ending at 7.3 years, approximately 1.4 years short of the Index. This position modestly benefitted returns as intermediate and longer Treasury rates rose modestly.

After a substantial increase to high quality corporate credit exposure in late March, the position has been subsequently trimmed at measurable gains, though the Fund will be managed with an eye towards idiosyncratic opportunities where higher yield premiums offer more compelling value if market volatility picks up. The corporate allocation remains focused on defensive sectors such as consumer non-cyclicals and communications, as well as insurance and finance companies that offer more stability through volatility. At this point, high yield credit exposure is limited given what we view as tight valuations, focused on defensive, larger, more liquid, and relatively high quality credit, though further opportunities are expected to add more substantially as downgrades swell the volume of available debt and distressed sellers appear. Within non-corporate credit, the Fund maintains an allocation to high quality taxable municipal bonds that are self-financing and do not rely on government actions to make payments. As a last point on strategy, the Fund maintains a small allocation to agency MBS issues as well as higher quality CMBS issues up in the capital structure, with vigilance towards pockets of looser underwriting standards.

	Performance Through September 30, 2020

	6 Months (Cumulative)	1 Year (Annualized)	3 Year (Annualized)	5 Year (Annualized)	10 Year (Annualized)	Since Inception (Annualized)
MWCSX (Inception: June 29, 2018)	9.03%	9.95%	—	—	—	11.68%
Bloomberg Barclays U.S. Corporate Index	10.66%	7.90%	—	—	—	9.64%
MWCBX (Inception: June 29, 2018)	9.17%	10.22%	—	—	—	11.95%
Bloomberg Barclays U.S. Corporate Index	10.66%	7.90%	—	—	—	9.64%

Metropolitan West Flexible Income Fund

M-Class (MWFSX), I-Class (MWFEX)

The MetWest Flexible Income Fund – I Class (“Fund”) gained 7.8% (net of fees) for the six-month period ending September 30, 2020, outpacing the Merrill Lynch U.S. LIBOR 3-Month Average Index by over 420 bps. Performance was largely driven by the Fund’s credit allocation, particularly strong issue selection among consumer non-cyclicals, REITs and finance company names within the investment grade space. A small position in high yield and emerging markets debt also boosted returns as both benefitted from the supportive global central bank backdrop to rally during the period, with the overall high yield asset class up nearly 15.2%. Further contributions came from exposure to securitized products, with the position in legacy non-agency MBS particularly beneficial as the sector remediated from pricing dislocations in the first quarter. Holdings backed by sub-prime collateral led, rewarding the Fund’s holdings in the space, while issue selection within ABS was also additive given solid returns for the sector. Finally, the duration profile remained substantially short relative to the benchmark as Treasury rates remained near historic lows, and was a slight headwind to performance during the period.

Corporate credit exposure remains somewhat underweight the benchmark, and is focused on defensive sectors (non-cyclicals and communications) that offer more stability through volatility, and idiosyncratic opportunities where higher yield premiums offer more compelling value. Meanwhile, high yield credit exposure is limited, focused on defensive, larger, more liquid, and relatively high quality credit, though further opportunities to add to this sector more substantially are expected as downgrades swell the volume of available debt and distressed sellers appear. Within the securitized space, the allocation to agency MBS was increased with the addition of TBAs given attractive financing rates, with a focus on low coupon issues where the Fed has concentrated its purchases. Non-agency MBS continues to be an area offering value, particularly legacy issues that have strong underlying fundamentals, with

3 / Semi-Annual Report September 2020

an overall eye towards adding exposure in heavily discounted, senior legacy securities. Among ABS, the Fund’s exposure avoids more vulnerable collateral types such as credit card loans, preferring AAA-rated CLO and government-guaranteed student loan collateral, though the allocation to FFELP student loans may be opportunistically trimmed given relatively tight spread levels. Finally, the duration position is short, at around two years as Treasury rates remain near historic lows.

	Performance Through September 30, 2020

	6 Months (Cumulative)	1 Year (Annualized)	3 Year (Annualized)	5 Year (Annualized)	10 Year (Annualized)	Since Inception (Annualized)
MWFSX (Inception: November 30, 2018)	7.93%	10.58%	—	—	—	15.73%
Bloomberg Barclays U.S. Aggregate Bond Index	3.53%	6.98%	—	—	—	9.55%
MWFEX (Inception: November 30, 2018)	7.76%	10.49%	—	—	—	15.80%
Bloomberg Barclays U.S. Aggregate Bond Index	3.53%	6.98%	—	—	—	9.55%

Metropolitan West Floating Rate Income Fund

M-Class (MWFRX), I-Class (MWFLX)

The MetWest Floating Rate Income Fund – I Class (“Fund”) gained 10.2% (net of fees) for the six-month period ending September 30, 2020, while the S&P/LSTA Leveraged Loan Index (“Index”) returned 14.2%. As markets subsequently recovered from the first quarter selloff owing to government support and partial economic re-openings, a conservative stance held by the Fund weighed on relative returns, driven by a de-emphasis on industries with more market exposure, including cyclicals like retail, energy (led by oil & gas), and basic industry (especially metals & minerals), all of which rebounded from early year losses to perform better than the Index for the aggregate six months. However, banking, utility servicers, and consumer non-cyclicals such as food & drug and healthcare also outperformed the Index, rewarding the Fund’s bias for these sectors with a positive impact to the semi-annual relative performance. An additional drag derived from the Fund’s overweight to higher rated loans as lower quality outperformed for the overall period, led by Bs and CCCs, notwithstanding these segments posting large negative returns in the first quarter. However, issue selection among higher quality, especially BBBs and As, was modestly additive to the Fund’s six-month relative performance.

With uncertainty still pervasive in the loans universe and often on little volume, we remain defensive going forward. After opportunistically opening the risk budget in late March and early in the second quarter at attractive entry points, positions were subsequently trimmed at measurable gains amid the recovery. Current positioning is constructive on defensive industries like non-cyclicals, banking, transportation, and utility servicers, which we believe offer more stability and idiosyncratic opportunities, providing compelling value propositions. At the same time, the Fund maintains an underweight to those with more market risk, such as cyclicals like retail and commodity-related segments such as metals & minerals and energy as well as asset-light technology. The theme is the same from a quality perspective with the Fund continuing to favor higher rated loans after modestly adding to the lower quality spectrum amid the first quarter cheapening phase while simultaneously reducing higher quality into strength. As we look to the remaining part of the year, uncertainty persists in the loans market with a fractured nation facing a pandemic, a contentious election, and social unrest. As such, the Fund is cautious and maintains ample liquidity to take advantage of potential volatility and rapidly changing market valuations ahead.

	Performance Through September 30, 2020

	6 Months (Cumulative)	1 Year (Annualized)	3 Year (Annualized)	5 Year (Annualized)	10 Year (Annualized)	Since Inception (Annualized)
MWFRX (Inception: June 28, 2013)	10.13%	1.55%	2.99%	3.34%	—	3.36%
S&P/LSTA Leveraged Loan Index	14.24%	1.06%	3.09%	3.99%	—	3.57%
MWFLX (Inception: June 28, 2013)	10.23%	1.86%	3.20%	3.54%	—	3.57%
S&P/LSTA Leveraged Loan Index	14.24%	1.06%	3.09%	3.99%	—	3.57%

Metropolitan West High Yield Bond Fund

M-Class (MWHYX), I-Class (MWHIX)

While the MetWest High Yield Bond Fund – I Class (“Fund”) gained 12.95% (net of fees) over the six-month reporting period ending September 30, 2020, this was approximately 222 bps behind the return of the Bloomberg Barclays High Yield 2% Issuer Capped Index. An underweight to energy weighed on relative returns as this was the best performing sector in the Index, led higher by an over 56% gain for independent exploration and production (E&P) credits, while midstream posted an impressive gain of nearly 40%. The underweight to consumer cyclical names (particularly within retail and autos) was another drag on returns as credits that experienced considerable weakness earlier in the year rebounded in the third quarter; autos were up 19.3% while retailers gained 16.6% for the semi-annual period. An up-in-quality emphasis also detracted, as the CCC-rated cohort gained over 17.1% while BB- and B-rated credits followed with gains of 16.0% and 13.6%, respectively. These drags were somewhat offset by benefit coming from issue selection among communications and consumer non-cyclicals. Finally, the Fund’s duration positioning relative

Semi-Annual Report September 2020 / 4

to the Index was maintained at roughly six-tenths of a year short relative to the Index, though this had only a slight negative effect on performance as rate movements across the curve were mixed.

After a substantial increase to high quality corporate credit exposure in late March, the position has been subsequently trimmed at measurable gains, with a continued emphasis on more defensive sectors such as consumer non-cyclicals and communications that offer more stability through volatility. The strategy will be managed with an eye towards idiosyncratic opportunities where higher yield premiums offer more compelling value, particularly in a market that we believe will experience further bouts of volatility. As of now, the Fund remains underweight the lowest-rated cohort of high yield markets, as we believe current valuations do not adequately compensate investors for the underlying downside risks, with little buffer to sustain a drawn-out economic recovery. Prospective volatility is likely to impact these lower quality areas of the credit markets more acutely and provide additional opportunities to expand the risk budget as distressed sellers appear. Furthermore, we expect leverage levels to remain persistently elevated, compounded by lower recovery rates, and the team remains focused on security selection and fundamental credit underwriting to minimize principal loss. Consistent with management discipline, as a final point, Fund duration positioning ended the quarter at approximately 0.6 years shorter than the benchmark as Treasury rates remain near historic lows.

	Performance Through September 30, 2020

	6 Months (Cumulative)	1 Year (Annualized)	3 Year (Annualized)	5 Year (Annualized)	10 Year (Annualized)	Since Inception (Annualized)
MWHYX (Inception: September 30, 2002)	12.68%	7.92%	5.81%	6.14%	5.31%	8.09%
Bloomberg Barclays U.S. Corporate High Yield Index - 2% Issuer Cap	15.18%	3.20%	4.19%	6.77%	6.46%	8.50%
MWHIX (Inception: March 31, 2003)	12.95%	8.19%	6.08%	6.40%	5.58%	7.53%
Bloomberg Barclays U.S. Corporate High Yield Index - 2% Issuer Cap	15.18%	3.20%	4.19%	6.77%	6.46%	7.92%

Metropolitan West Intermediate Bond Fund

M-Class (MWIMX), I-Class (MWIIX)

The MetWest Intermediate Bond Fund – I Class (“Fund”) gained 5.2% (net of fees) for the six-month period ending September 30, 2020, outpacing the Bloomberg Barclays Intermediate Government/Credit Index (“Index”) by 175 bps. Outperformance was driven by relative sector positioning and opportunistic repositioning over the period. Most consequential was the overweight to corporate credit – long duration additions made during the first quarter benefitted returns significantly as the sector performed well throughout Q2 and Q3, and the position was subsequently trimmed alongside the decline in yield premiums from June through September. A small position in high yield corporate and emerging market debt also contributed, though emerging market debt rewarded the Index as well. Away from credit, residential MBS was significant to outperformance, specifically non-agency MBS, which more than recovered from first quarter pricing dislocations with legacy issues gaining over 9% in Q2 and nearly 4% in Q3. Among agency MBS, the preference for current/lower couponTBAs contributed to performance with incremental carry – financing rates are relatively attractive among lower coupons given the sizable Fed footprint. An overweight to ABS was also additive given solid returns for the sector, though issue selection focused on government-guaranteed FFELP student loans was a drag. Finally, a small position in longer datedTreasury Inflation-Protected Securities (TIPS) added to performance vis-à-vis the Index given expectations for inflation to pick up as the global economy eventually recovers from the challenges associated with COVID-19. Meanwhile, the shorter-than-index duration of the Fund had little impact on performance given relatively mild changes in Treasury rates during the period.

After a substantial increase to high quality corporate credit exposure in late March and into the second quarter, the position has been subsequently trimmed at measurable gains, bringing the exposure to an underweight versus the benchmark. The allocation is made up of defensive sectors (non-cyclicals and communications) that should offer more stability, and idiosyncratic opportunities where higher yield premiums offer more compelling value. Meanwhile, high yield credit exposure is limited, focused on defensive, larger, more liquid, and relatively high quality credit, though further opportunities to add to this sector more substantially are expected as downgrades swell the volume of available debt and distressed sellers appear. Within the securitized space, the allocation to agency MBS swapped some specified pool exposure for TBAs given attractive financing rates, with a focus on low coupon issues where the Fed has concentrated its purchases. Non-agency MBS continues to be an area offering value, particularly legacy issues that have strong underlying fundamentals, with an overall eye towards adding exposure in heavily discounted, senior legacy securities. Among ABS, the Fund’s exposure avoids more vulnerable collateral types such as credit card loans, preferring AAA-rated CLO and government-guaranteed student loan collateral, though the allocation to FFELP student loans may be opportunistically trimmed given relatively tight spread levels. Rounding out the strategic emphasis, the duration position is approximately 0.6 years shorter than the benchmark as Treasury rates remain near historic lows.

5 / Semi-Annual Report September 2020

	Performance Through September 30, 2020

	6 Months (Cumulative)	1 Year (Annualized)	3 Year (Annualized)	5 Year (Annualized)	10 Year (Annualized)	Since Inception (Annualized)
MWIMX (Inception: June 30, 2003)	5.07%	6.65%	4.41%	3.22%	3.41%	4.39%
Bloomberg Barclays Intermediate U.S. Government/Credit Index	3.44%	6.32%	4.43%	3.39%	2.91%	3.63%
MWIIX (Inception: June 28, 2002)	5.19%	6.99%	4.68%	3.48%	3.64%	5.21%
Bloomberg Barclays Intermediate U.S. Government/Credit Index	3.44%	6.32%	4.43%	3.39%	2.91%	4.01%

Metropolitan West Investment Grade Credit Fund

M-Class (MWISX), I-Class (MWIGX)

The MetWest Investment Grade Credit Fund – I Class (“Fund”) gained 7.41% (net of fees) over the six-month period ending September 30, 2020, trailing the Bloomberg Barclays U.S. Intermediate Credit Index (“Index”) by 58 bps. While the Fund maintained a slightly higher average yield among corporate holdings versus the Index, underperformance was driven by the underweight to intermediate corporate credit which outpaced Treasuries by over 800 bps on a duration-adjusted basis over the period. More specifically, the Fund maintained more cautious positioning across the credit sector, with underweights to consumer cyclicals, technology, capital goods and energy throughout much of the quarter, sectors that were among the top performing industrials. Financials were generally an overweight, which benefitted performance given significant yield spread compression during the period, though the allocation to banking represented a relative underweight, weighing on performance. Some of this drag was offset by overweight positions in communications and non-cyclicals, though spread compression in these areas was less robust. Additionally, an underweight to emerging market debt and non-U.S. sovereigns slightly held back returns, given their outperformance versus the Index amid a general bid for risk over the period. Meanwhile, the off-Index allocation to securitized products boosted relative performance, led by CMBS issues which did well over the period, and the focus on government-guaranteed FFELP student loans within the ABS sector. Further contributions came from the allocation to legacy non-agency MBS as the sector outpaced broader fixed income markets, recovering from first quarter weakness with a return of more than 9% in Q2 and nearly 4% in Q3. Finally, the duration of the Fund at approximately 0.8 years shorter than the Index had a small negative impact on performance as six-month through 7-Year Treasury yields fell modestly.

After a substantial increase to high quality corporate credit exposure in late March, the position has been subsequently trimmed at measurable gains, and the allocation is comprised of defensive sectors (non-cyclicals and communications) that offer more stability through volatility, and idiosyncratic opportunities where higher yield premiums offer more compelling value. Meanwhile, high yield credit exposure is limited, focused on defensive, larger more liquid, and relatively high quality credit, though further opportunities are expected to add more substantially as downgrades swell the volume of available debt and distressed sellers appear. Within the securitized space, residential MBS remains an emphasis, particularly legacy non-agency issues that have strong underlying fundamentals, with an overall eye towards adding exposure in heavily discounted senior securities. The Fund’s focus within CMBS is on higher quality issues up in the capital structure, with vigilance towards pockets of looser underwriting standards. Among ABS, the Fund’s exposure avoids more vulnerable collateral types such as credit card loans, preferring AAA-rated CLO and government-guaranteed student loan collateral, though the allocation to FFELP student loans may be opportunistically trimmed given relatively tight spread levels. Lastly, the duration position ended the quarter at approximately 0.8 years shorter than the benchmark as Treasury rates remain near historic lows.

	Performance Through September 30, 2020

	6 Months (Cumulative)	1 Year (Annualized)	3 Year (Annualized)	5 Year (Annualized)	10 Year (Annualized)	Since Inception (Annualized)
MWISX (Inception: June 29, 2018)	7.41%	7.09%	—	—	—	9.50%
Bloomberg Barclays U.S. Intermediate Credit Index	7.99%	6.49%	—	—	—	7.29%
MWIGX (Inception: June 29, 2018)	7.52%	7.32%	—	—	—	9.73%
Bloomberg Barclays U.S. Intermediate Credit Index	7.99%	6.49%	—	—	—	7.29%

Metropolitan West Low Duration Bond Fund

M-Class (MWLDX), I-Class (MWLIX), Administrative-Class (MWLNX)

The MetWest Low Duration Bond Fund – I Class (“Fund”) gained 3.58% (net of fees) over the six-month reporting period, outpacing the Merrill Lynch 1-3 Year U.S. Treasury Index by 334 bps. With front-end rates slightly lower, a shorter duration position of the Fund detracted marginally. However, sector allocation and security selection drove outperformance. Most consequential was investment grade corporates as the sector rebounded from March volatility, ending the period tighter, owing to government support and partial economic re-openings. Corporate issue selection benefited further, particularly among financials such as banking, REITs, and

Semi-Annual Report September 2020 / 6

finance companies as well as consumer non-cyclicals like healthcare and pharmaceuticals, while midstream and autos were also notable contributors. A small allocation to high yield corporates was additive with the asset class up nearly 15.2%. Also overcoming first quarter volatility to provide a boost to the Fund were securitized products, especially legacy non-agency MBS backed by subprime, against a backdrop of strong housing fundamentals (i.e., brisk home sales and home price appreciation). Among agency MBS, an upsized allocation during the first quarter benefited returns with the Fed’s limitless sponsorship, though the sector lagged fixed income for the semi-annual period given prepayment and oversupply concerns. However, contributing to returns was the Fund’s preference for current/lower coupon TBAs where financing rates are relatively attractive given the sizable Fed footprint, while floating rate CMOs produced additional gains amid higher long rates. Finally, CMBS (especially senior, higher quality non-agency bonds) and ABS (particularly government-guaranteed student loans) also recovered from first quarter to perform well for the overall period, due in part to some support extended by the Fed.

After a substantial increase in the high quality corporate credit exposure in late March and early in the second quarter, the position was subsequently trimmed at measurable gains. The current allocation is made up of defensive sectors (non-cyclicals and communications) that we believe offer more stability and idiosyncratic opportunities where higher yield premiums offer more compelling value. Meanwhile, high yield credit exposure is limited, focused on defensive, larger, more liquid, and relatively high quality credit, though future opportunities to add to this position are expected as downgrades swell the volume of available debt and distressed sellers appear. Within the securitized space, the allocation to agency MBS remains focused on well-structured CMOs and on TBA pass-throughs given attractive financing rates, with an emphasis on low coupon issues where the Fed has concentrated its purchases. Non-agency MBS continues to be an area offering value, particularly legacy issues that have strong underlying fundamentals, with an overall eye towards adding exposure in heavily discounted, senior legacy securities. Among ABS, the Fund’s exposure avoids more vulnerable collateral types such as credit card loans, preferring AAA-rated CLO and government-guaranteed student loan collateral, though the allocation to FFELP student loans may be opportunistically trimmed given relatively tight spread levels. As a last point on strategy, the duration position is approximately 0.7 years shorter than the benchmark as Treasury rates remain near historic lows.

	Performance Through September 30, 2020

	6 Months (Cumulative)	1 Year (Annualized)	3 Year (Annualized)	5 Year (Annualized)	10 Year (Annualized)	Since Inception (Annualized)
MWLDX (Inception: March 31, 1997)	3.47%	3.23%	2.67%	2.05%	2.38%	3.61%
ICE BofAML 1-3 Year U.S. Treasury Index	0.24%	3.58%	2.64%	1.80%	1.28%	3.22%
MWLIX (Inception: March 31, 2000)	3.58%	3.44%	2.88%	2.26%	2.59%	3.31%
ICE BofAML 1-3 Year U.S. Treasury Index	0.24%	3.58%	2.64%	1.80%	1.28%	2.86%
MWLNX (Inception: September 22, 2009)	3.32%	3.05%	2.53%	1.94%	2.23%	3.23%
ICE BofAML 1-3 Year U.S. Treasury Index	0.24%	3.58%	2.64%	1.80%	1.28%	1.40%

Metropolitan West Strategic Income Fund

M-Class (MWSTX), I-Class (MWSIX)

The MetWest Strategic Income Fund – I Class (“Fund”) gained 9.67% (net of fees) for the six-month period ending September 30, 2020, outpacing the ICE BofAML 3-Month U.S. Treasury Bill Index by over 860 bps. Performance was driven by the corporate credit allocation as spreads tightened by roughly 136 bps during the period, led by contributions from consumer non-cyclicals, communications, and finance company names in the investment grade space. A small position in high yield and emerging markets debt also boosted returns as both benefitted from the supportive global central bank backdrop to rally during the period, with the overall high yield asset class up nearly 15.2%. Further contributions came from exposure to securitized products, with the position in legacy non-agency MBS particularly beneficial as the sector remediated from pricing dislocations in the first quarter. Holdings backed by sub-prime collateral led, rewarding the Fund’s holdings in the space, while issue selection within ABS was also additive given solid returns for the sector. Consistent with management discipline, the duration position ended the period at 1.3 years, benefitting performance as Treasury rates fell in the intermediate part of the curve.

After a substantial increase to high quality corporate credit exposure in late March and early in the 2nd quarter, the position has been subsequently trimmed at measurable gains. The current allocation is made up of defensive sectors (non-cyclicals and communications) that we believe offer more stability, and idiosyncratic opportunities where higher yield premiums offer more compelling value. Meanwhile, the high yield credit exposure is focused on defensive, larger, more liquid, and relatively high quality credit, though future opportunities to add to this position are expected as downgrades swell the volume of available debt and distressed sellers appear. Within the securitized space, non-agency MBS continues to be an area offering value, particularly legacy issues that have strong underlying fundamentals, with an overall eye towards adding exposure in heavily discounted, senior legacy securities. Among ABS, the Fund’s exposure avoids more vulnerable collateral types such as credit card loans, preferring AAA-rated CLO and government-guaranteed student loan collateral, though the allocation to FFELP student loans may be opportunistically trimmed

7 / Semi-Annual Report September 2020

given relatively tight spread levels. Finally, duration positioning ended the quarter at a relatively modest 1.3 years as Treasury rates remain near historic lows.

	Performance Through September 30, 2020

	6 Months (Cumulative)	1 Year (Annualized)	3 Year (Annualized)	5 Year (Annualized)	10 Year (Annualized)	Since Inception (Annualized)
MWSTX (Inception: June 30, 2003)	9.75%	2.72%	3.07%	2.98%	3.71%	4.08%
ICE BofAML 3-Month U.S. Treasury Bill Index	1.06%	3.12%	3.72%	3.21%	2.64%	3.38%
MWSIX (Inception: March 31, 2004)	9.67%	2.77%	3.26%	3.20%	3.97%	3.57%
ICE BofAML 3-Month U.S. Treasury Bill Index	1.06%	3.12%	3.72%	3.21%	2.64%	3.39%

Metropolitan West Total Return Bond Fund

M-Class (MWTRX), I-Class (MWTIX), I-2-Class (MWTTX), Administrative-Class (MWTNX), Plan-Class (MWTSX)

The MetWest Total Return Bond Fund – I Class (“Fund”) returned 5.4% (net of fees) for the six-month period ending September 30, 2020, a 185 bps premium to the Bloomberg Barclays Aggregate Index (“Index”). Outperformance was driven by relative sector positioning and opportunistic repositioning over the period. Most consequential was the overweight to corporate credit – long duration additions made during the first quarter benefitted returns significantly as the sector performed well throughout Q2 and Q3, and the position was subsequently trimmed alongside the decline in yield premiums from June through September. A small position in high yield corporate and emerging market debt also contributed, though emerging market debt rewarded the Index as well. Away from credit, residential MBS was significant to outperformance, specifically non-agency MBS, which more than recovered from first quarter pricing dislocations with legacy issues gaining over 9% in Q2 and nearly 4% in Q3. Among agency MBS, the preference for current/lower coupon TBAs contributed to performance with incremental carry – financing rates are relatively attractive among lower coupons given the sizable Fed footprint. An overweight to ABS was also additive given solid returns for the sector, though issue selection focused on government-guaranteed FFELP student loans was a slight drag. Finally, a small position in longer dated TIPS added to performance vis-à-vis the Index given expectations for inflation to pick up as the global economy eventually recovers from the challenges associated with COVID-19. Meanwhile, the duration underweight increased modestly over the period to end at 0.5 years short of the Index as Treasury rates remained near historic lows, resulting in little impact on performance given relatively mild changes in Treasury rates during the period.

After a substantial increase to high quality corporate credit exposure in late March, the position has been subsequently trimmed at measurable gains, bringing the exposure to a slight underweight versus the benchmark. The allocation is made up of defensive sectors (non-cyclicals and communications) that we believe offer more stability through volatility, and idiosyncratic opportunities where higher yield premiums offer more compelling value. Meanwhile, high yield credit exposure is limited, focused on defensive, larger more liquid, and relatively high quality credit, though further opportunities are expected to add more substantially as downgrades swell the volume of available debt and distressed sellers appear. Within the securitized space, the allocation to agency MBS swapped some specified pool exposure for TBAs given attractive financing rates, with a focus on low coupon issues where the Fed has concentrated its purchases. Non-agency MBS continues to be an area offering value, particularly legacy issues that have strong underlying fundamentals, with an overall eye towards adding exposure in heavily discounted, senior legacy securities. Among ABS, the Fund’s exposure avoids more vulnerable collateral types such as credit card loans, preferring AAA-rated CLO and government-guaranteed student loan collateral, though the allocation to FFELP student loans may be opportunistically trimmed given relatively tight spread levels. Consistent with portfolio discipline, as a closing point on strategy, the duration position is approximately 0.5 years shorter than the benchmark as Treasury rates remain near historic lows.

Semi-Annual Report September 2020 / 8

	Performance Through September 30, 2020

	6 Months (Cumulative)	1 Year (Annualized)	3 Year (Annualized)	5 Year (Annualized)	10 Year (Annualized)	Since Inception (Annualized)
MWTRX (Inception: March 31, 1997)	5.26%	7.79%	5.51%	4.20%	4.37%	6.22%
Bloomberg Barclays U.S. Aggregate Bond Index	3.53%	6.98%	5.24%	4.17%	3.63%	5.33%
MWTIX (Inception: March 31, 2000)	5.38%	8.03%	5.75%	4.45%	4.60%	6.11%
Bloomberg Barclays U.S. Aggregate Bond Index	3.53%	6.98%	5.24%	4.17%	3.63%	5.13%
MWTTX (Inception: March 6, 2020)	5.55%	—	—	—	—	2.46%
Bloomberg Barclays U.S. Aggregate Bond Index	3.53%	—	—	—	—	2.92%
MWTNX (Inception: December 18, 2009)	5.20%	7.66%	5.39%	4.10%	4.22%	4.88%
Bloomberg Barclays U.S. Aggregate Bond Index	3.53%	6.98%	5.24%	4.17%	3.63%	4.01%
MWTSX (Inception: August 1, 2011)	5.41%	8.09%	5.83%	4.53%	—	4.60%
Bloomberg Barclays U.S. Aggregate Bond Index	3.53%	6.98%	5.24%	4.17%	—	3.63%

Metropolitan West Ultra Short Bond Fund

M-Class (MWUSX), I-Class (MWUIX)

The MetWest Ultra Short Bond Fund – I Class (“Fund”) gained 1.4% (net of fees) over the six-month period ending September 30, 2020, ahead of the ICE BofAML 1-Year U.S. Treasury Index (“Index”) by 134 bps. With front-end rates slightly lower, a shorter duration position of the Fund detracted from returns on the margin. However, sector allocation and security selection drove outperformance. The allocation to corporate credit was beneficial for the Fund as the sector rebounded from March volatility, ending the period tighter, owing to government support and partial economic re-openings. Issue selection in the sector further contributed, particularly among banking, finance companies, autos, and pharmaceuticals. Also overcoming first quarter volatility to provide a boost to the Fund were securitized products, particularly legacy non-agency MBS backed by subprime and alt-A collateral types, against a backdrop of strong housing fundamentals (i.e., brisk home sales and home price appreciation). In agency residential MBS, the preference for CMOs, with an emphasis on floating rate issues while long rates rose, produced additional gains for the Fund. Finally, CMBS (especially senior, higher quality non-agency bonds) and ABS (particularly government-guaranteed student loans) also recovered from the first quarter to perform well for the overall period, producing a positive impact on Fund returns, due in part to some support extended by the Fed.

After an increase in the high quality corporate credit exposure in late March and early in the second quarter, the position was subsequently trimmed at measurable gains. Current allocation in investment grade corporates is made up chiefly of defensive sectors (i.e., non-cyclicals, electric, and certain financials) that we believe offer more stability and idiosyncratic opportunities where higher yield premiums offer more compelling value. Meanwhile, high yield credit exposure is limited, focused on defensive, larger, more liquid, and relatively higher quality credit, though future opportunities to add to this position are expected as downgrades swell the volume of available debt and distressed sellers appear. In securitized products, the position in agency MBS is focused on well-structured CMOs that are floating rate given stable duration profiles, while non-agency MBS continues to be an area offering value, particularly legacy issues that have strong underlying fundamentals, with an overall eye towards adding exposure in heavily discounted, senior legacy securities. The CMBS exposure is split between agency and non-agency bonds, with opportunistic adjustments over the quarter that resulted in a slight bias for non-agency vis-a-vis agency issues. Among ABS, the Fund’s exposure avoids more vulnerable collateral types such as credit card loans, preferring government-guaranteed student loan collateral, though the allocation to FFELP student loans may be opportunistically trimmed given relatively tight spread levels. Lastly, consistent with management discipline, the duration position is approximately 0.6 years shorter than the benchmark as Treasury rates remain near historic lows.

	Performance Through September 30, 2020

	6 Months (Cumulative)	1 Year (Annualized)	3 Year (Annualized)	5 Year (Annualized)	10 Year (Annualized)	Since Inception (Annualized)
MWUSX (Inception: June 30, 2003)	1.07%	1.49%	1.81%	1.39%	1.64%	1.88%
ICE BofAML 1-Year U.S. Treasury Note Index	0.05%	2.37%	2.19%	1.54%	0.93%	1.70%
MWUIX (Inception: July 31, 2004)	1.39%	1.65%	1.98%	1.60%	1.80%	1.73%
ICE BofAML 1-Year U.S. Treasury Note Index	0.05%	2.37%	2.19%	1.54%	0.93%	1.76%

9 / Semi-Annual Report September 2020

Metropolitan West Unconstrained Bond Fund

M-Class (MWCRX), I-Class (MWCIX), Plan-Class (MWCPX)

The MetWest Unconstrained Bond Fund – I Class (“Fund”) gained 8.5% (net of fees) for the six-month period ending September 30, 2020, outpacing the Merrill Lynch U.S. LIBOR 3-Month Average Index by nearly 820 bps. Performance was largely driven by the Fund’s credit allocation, particularly strong issue selection among consumer non-cyclicals, REITs and finance company names within the investment grade space. A small position in high yield and emerging markets debt also boosted returns as both benefitted from the supportive global central bank backdrop to rally during the period, with the overall high yield asset class up nearly 15.2%. Further contributions came from exposure to securitized products, with the position in legacy non-agency MBS particularly beneficial as the sector remediated from pricing dislocations in the first quarter. Holdings backed by sub-prime collateral led, rewarding the Fund’s holdings in the space, while issue selection within ABS was also additive given solid returns for the sector. Lastly, and consistent with management discipline, the duration profile was modestly extended during the period, moving from 1.6 years to 1.8 years, benefitting performance as Treasury rates fell in the intermediate part of the curve.

After a substantial increase to high quality corporate credit exposure in late March and early in the 2nd quarter, the position has been subsequently trimmed at measurable gains. The current allocation is made up of defensive sectors (non-cyclicals and communications) that we believe offer more stability, and idiosyncratic opportunities where higher yield premiums offer more compelling value. Meanwhile, the high yield credit exposure is focused on defensive, larger, more liquid, and relatively high quality credit, though future opportunities to add to this position are expected as downgrades swell the volume of available debt and distressed sellers appear. Within the securitized space, the allocation to agency MBS was increased via TBAs given attractive financing rates, with a focus on low coupon issues where the Fed has concentrated its purchases. The Fund also maintained a small position in well-structured agency CMOs with stable duration profiles. Non-agency MBS continues to be an area offering value, particularly legacy issues that have strong underlying fundamentals, with an overall eye towards adding exposure in heavily discounted, senior legacy securities. Within ABS, the Fund’s exposure avoids more vulnerable collateral types such as credit card loans, preferring AAA-rated CLO and government-guaranteed student loan collateral, though the allocation to FFELP student loans may be opportunistically trimmed given relatively tight spread levels. Finally, duration positioning was maintained at a relatively modest level as Treasury rates remain near historic lows.

	Performance Through September 30, 2020

	6 Months (Cumulative)	1 Year (Annualized)	3 Year (Annualized)	5 Year (Annualized)	10 Year (Annualized)	Since Inception (Annualized)
MWCRX (Inception: October 1, 2011)	8.47%	2.72%	3.09%	3.18%	—	5.06%
ICE BofAML U.S. Dollar 3-Month Deposit Offered Rate Average Index	0.36%	1.34%	1.96%	1.50%	—	0.98%
MWCIX (Inception: October 1, 2011)	8.53%	3.00%	3.38%	3.47%	—	5.33%
ICE BofAML U.S. Dollar 3-Month Deposit Offered Rate Average Index	0.36%	1.34%	1.96%	1.50%	—	0.98%
MWCPX (Inception: March 6, 2020)	8.59%	—	—	—	—	1.12%
ICE BofAML U.S. Dollar 3-Month Deposit Offered Rate Average Index	0.36%	—	—	—	—	0.50%

Semi-Annual Report September 2020 / 10

A Disciplined Value Philosophy

Going forward, the path for growth is highly uncertain and dependent on how quickly “normalcy” can be resumed, with expectations for COVID-19-driven behavioral changes and persistent labor market disparities to be a headwind to a consumer-driven rebound in economic activity. While there are sectors that stand to benefit from the massive government response and shifting consumption/investment patterns from the pandemic, overall risk market valuations look stretched as spreads trade back close to early 2020 levels and through long-term averages. Without doubt, the next phase of the recovery will likely be more difficult, particularly given the delay in, and likely reduction of, additional fiscal support against the backdrop of a rancorous election. What is clear is that headline volatility isn’t going to subside any time soon, and the strategies are positioned with an eye towards having flexibility to take advantage of potential opportunities in the fixed income markets.

Thank you again for your investment in the Metropolitan West Funds. We look forward to continuing to assist you in the fulfillment of your financial goals.

Sincerely,

David B. Lippman

President and Principal Executive Officer of the Trust

Metropolitan West Funds

Portfolio composition is subject to change. The current and future portfolio holdings of the Funds are subject to investment risk.

Bond Funds have similar interest rate, issue, and credit risks as those risks associated with the underlying bonds in their portfolio, all of which could reduce a Fund’s value. As interest rates rise, the value of a Bond Fund can decline and an investor can lose principal. Additional risks to the Funds include derivatives risk, foreign securities risk, asset-backed securities investment risk, and prepayment risk. The High Yield Bond Fund purchases more speculative bonds, which are subject to greater risks than higher rated bonds, including leverage risk. The Strategic Income Fund engages in sophisticated investment strategies, and is subject to short sales and leverage risks. The Alpha Trak 500 trades futures and derivative contracts. These Funds may not be suitable for all investors.

Derivatives risk refers to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset. Foreign securities risk refers to the risk that the value of a Fund’s investments in foreign securities may decline based on changes to currency values, or political and economic environments in the countries where the Fund invests. Asset-backed securities investment risk refers to the risk that the impairment of the value of the collateral underlying the security in which a Fund invests, such as the non-payment of loans, will result in a reduction in the value of the security. Prepayment risk refers to the possibility that falling interest rates may cause the underlying loans to pay off at a faster than expected rate. This tends to reduce returns since the funds prepaid will have to be reinvested at the then lower prevailing rates. Short sale risk refers to the limited ability of a Fund to sell a debt or equity security short (without owning it) and to borrow the same security from a broker or other institution to complete the sale. If the value of the short sale increases, a Fund would lose money because it will need to replace the borrowed security by purchasing it at a higher price. Leverage risk refers to the limited ability of a Fund to borrow from broker-dealers or other institutions to leverage a transaction, provided that the borrowing is fully-collateralized. The Fund’s assets may change in value while the borrowing is outstanding, which could create interest expenses that can exceed the income from the assets retained.

The views and forecasts expressed here are as of October 2020, are subject to change without notice and may not come to pass. Investment strategies may not achieve the desired results due to implementation lag, other timing factors, portfolio management decision making, economic or market conditions or other unanticipated factors.

This report must be preceded or accompanied by a prospectus.

11 / Semi-Annual Report September 2020

Metropolitan West Funds

Disclosure of Fund Expenses (Unaudited)

For the Six Months Ended September 30, 2020

We believe it is important for you to understand the impact of fees regarding your investment. All mutual funds have operating expenses. As a shareholder of a mutual fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund. A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing fees (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

This table illustrates your Fund’s costs in two ways:

Actual Fund Return: This section helps you to estimate the actual expenses, after any applicable fee waivers, that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return for the past six-month period, the “Expense Ratio” column shows the period’s annualized expense ratio, and the “Expenses Paid During Period” column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund at the beginning of the period.

You may use the information here, together with your account value, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Fund in the first line under the heading entitled “Expenses Paid During Period.”

Hypothetical 5% Return: This section is intended to help you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual return of 5% before expenses, but that the expense ratio is unchanged. In this case, because the return used is not the Fund’s actual return, the results do not apply to your investment. This example is useful in making comparisons to other mutual funds because the Securities and Exchange Commission (SEC) requires all mutual funds to calculate expenses based on an assumed 5% annual return. You can assess your Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), redemption fees, or exchange fees. The Metropolitan West Funds do not charge any sales loads or exchange fees, but these may be present in other funds to which you compare this data. Therefore, the hypothetical portions of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning	Ending		Expenses
	Account Value	Account Value	Expense	Paid During
	04/01/20	09/30/20	Ratio[1]	Period[2]
ALPHATRAK 500 FUND

Actual Fund Return	$1,000.00	$1,345.80	0.90%	$5.29
Hypothetical 5% Return	$1,000.00	$1,020.56	0.90%	$4.56
CORPORATE BOND FUND

Actual Fund Return
Class M	$1,000.00	$1,090.30	0.75%	$3.93
Class I	$1,000.00	$1,091.70	0.50%	$2.62
Hypothetical 5% Return
Class M	$1,000.00	$1,021.31	0.75%	$3.80
Class I	$1,000.00	$1,022.56	0.50%	$2.54

[1]	Annualized, based on the Fund’s most recent fiscal half-year expenses.
[2]

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 183 days then divided by 365 (to reflect the one-half year period shown).

Semi-Annual Report September 2020 / 12

	Beginning	Ending		Expenses
	Account Value	Account Value	Expense	Paid During
	04/01/20	09/30/20	Ratio[1]	Period[2]
FLEXIBLE INCOME FUND

Actual Fund Return
Class M	$1,000.00	$1,079.30	0.80%	$4.17
Class I	$1,000.00	$1,077.60	0.55%	$2.86
Hypothetical 5% Return
Class M	$1,000.00	$1,021.06	0.80%	$4.05
Class I	$1,000.00	$1,022.31	0.55%	$2.79
FLOATING RATE INCOME FUND

Actual Fund Return
Class M	$1,000.00	$1,101.30	0.90%	$4.74
Class I	$1,000.00	$1,102.30	0.70%	$3.69
Hypothetical 5% Return
Class M	$1,000.00	$1,020.56	0.90%	$4.56
Class I	$1,000.00	$1,021.56	0.70%	$3.55
HIGH YIELD BOND FUND

Actual Fund Return
Class M	$1,000.00	$1,126.80	0.85%	$4.53
Class I	$1,000.00	$1,129.50	0.60%	$3.20
Hypothetical 5% Return
Class M	$1,000.00	$1,020.81	0.85%	$4.31
Class I	$1,000.00	$1,022.06	0.60%	$3.04
INTERMEDIATE BOND FUND

Actual Fund Return
Class M	$1,000.00	$1,050.70	0.70%	$3.60
Class I	$1,000.00	$1,051.90	0.48%	$2.47
Hypothetical 5% Return
Class M	$1,000.00	$1,021.56	0.70%	$3.55
Class I	$1,000.00	$1,022.66	0.48%	$2.43

[1]	Annualized, based on the Fund’s most recent fiscal half-year expenses.
[2]

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 183 days then divided by 365 (to reflect the one-half year period shown).

13 / Semi-Annual Report September 2020

	Beginning	Ending		Expenses
	Account Value	Account Value	Expense	Paid During
	04/01/20	09/30/20	Ratio[1]	Period[2]
INVESTMENT GRADE CREDIT FUND

Actual Fund Return
Class M	$1,000.00	$1,074.10	0.70%	$3.64
Class I	$1,000.00	$1,075.20	0.49%	$2.55
Hypothetical 5% Return
Class M	$1,000.00	$1,021.56	0.70%	$3.55
Class I	$1,000.00	$1,022.61	0.49%	$2.48
LOW DURATION BOND FUND

Actual Fund Return
Class M	$1,000.00	$1,034.70	0.62%	$3.16
Class I	$1,000.00	$1,035.80	0.41%	$2.09
Administrative Class	$1,000.00	$1,033.20	0.73%	$3.72
Hypothetical 5% Return
Class M	$1,000.00	$1,021.96	0.62%	$3.14
Class I	$1,000.00	$1,023.01	0.41%	$2.08
Administrative Class	$1,000.00	$1,021.41	0.73%	$3.70
STRATEGIC INCOME FUND

Actual Fund Return
Class M	$1,000.00	$1,097.50	2.35%	$12.36
Class I	$1,000.00	$1,096.70	2.02%	$10.62
Hypothetical 5% Return
Class M	$1,000.00	$1,013.29	2.35%	$11.86
Class I	$1,000.00	$1,014.94	2.02%	$10.20
TOTAL RETURN BOND FUND

Actual Fund Return
Class M	$1,000.00	$1,052.60	0.66%	$3.40
Class I	$1,000.00	$1,053.80	0.44%	$2.27
Class I-2	$1,000.00	$1,055.50	0.40%	$2.06
Administrative Class	$1,000.00	$1,052.00	0.78%	$4.01
Plan Class	$1,000.00	$1,054.10	0.37%	$1.91
Hypothetical 5% Return
Class M	$1,000.00	$1,021.76	0.66%	$3.35
Class I	$1,000.00	$1,022.86	0.44%	$2.23
Class I-2	$1,000.00	$1,023.06	0.40%	$2.03
Administrative Class	$1,000.00	$1,021.16	0.78%	$3.95
Plan Class	$1,000.00	$1,023.21	0.37%	$1.88

[1]	Annualized, based on the Fund’s most recent fiscal half-year expenses.
[2]

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 183 days then divided by 365 (to reflect the one-half year period shown).

Semi-Annual Report September 2020 / 14

	Beginning	Ending		Expenses
	Account Value	Account Value	Expense	Paid During
	04/01/20	09/30/20	Ratio[1]	Period[2]
ULTRA SHORT BOND FUND

Actual Fund Return
Class M	$1,000.00	$1,010.70	0.50%	$2.52
Class I	$1,000.00	$1,013.90	0.34%	$1.72
Hypothetical 5% Return
Class M	$1,000.00	$1,022.56	0.50%	$2.54
Class I	$1,000.00	$1,023.36	0.34%	$1.72
UNCONSTRAINED BOND FUND

Actual Fund Return
Class M	$1,000.00	$1,084.70	1.03%	$5.38
Class I	$1,000.00	$1,085.30	0.75%	$3.92
Plan Class	$1,000.00	$1,085.90	0.69%	$3.61
Hypothetical 5% Return
Class M	$1,000.00	$1,019.90	1.03%	$5.22
Class I	$1,000.00	$1,021.31	0.75%	$3.80
Plan Class	$1,000.00	$1,021.61	0.69%	$3.50

[1]	Annualized, based on the Fund’s most recent fiscal half-year expenses.
[2]

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 183 days then divided by 365 (to reflect the one-half year period shown).

15 / Semi-Annual Report September 2020

Metropolitan West Funds

Summary of Portfolio Holdings

September 30, 2020 (Unaudited)

These tables are provided to give you a quick reference to the composition of each Fund. The “Sector Diversification” table is a percentage of net assets. We hope that this information enhances your understanding of the different kinds of investments in the Funds.

ALPHATRAK 500 FUND
Sector Diversification
Corporate Bonds	32.43%
Asset-Backed Securities	13.46%
Mutual Funds	9.68%
Non-Agency Mortgage-Backed	9.30%
U.S. Treasury Bills	6.91%
Money Market Funds	5.57%
Non-Agency Commercial Mortgage-Backed	5.56%
U.S. Agency Commercial Mortgage-Backed	5.45%
U.S. Agency Mortgage-Backed	2.37%
U.S. Treasury Securities	1.32%
Commercial Paper	0.42%
Other*	7.53%
Total	100.00%

CORPORATE BOND FUND
Sector Diversification
Corporate Bonds	77.16%
U.S. Treasury Bills	12.13%
Money Market Funds	4.36%
U.S. Agency Discount Notes	2.27%
Municipal Bonds	1.50%
Non-Agency Commercial Mortgage-Backed	0.90%
U.S. Agency Mortgage-Backed	0.61%
U.S. Agency Commercial Mortgage-Backed	0.54%
U.S. Treasury Securities	0.30%
Commercial Paper	0.08%
Other*	0.15%
Total	100.00%

FLEXIBLE INCOME FUND
Sector Diversification
Corporate Bonds	26.68%
U.S. Treasury Bills	23.22%
Non-Agency Mortgage-Backed	16.29%
Money Market Funds	15.08%
U.S. Agency Mortgage-Backed	9.36%
Non-Agency Commercial Mortgage-Backed	6.52%
Asset-Backed Securities	4.97%
U.S. Agency Discount Notes	3.31%
U.S. Agency Commercial Mortgage-Backed	2.72%
Foreign Government Obligations	1.04%
Municipal Bonds	0.89%
Bank Loans	0.20%
Commercial Paper	0.03%
Other*	(10.31)%
Total	100.00%

FLOATING RATE INCOME FUND
Sector Diversification
Bank Loans	84.10%
Corporate Bonds	9.07%
Money Market Funds	5.05%
U.S. Treasury Bills	4.26%
Municipal Bonds	0.00%
Other*	(2.48)%
Total	100.00%

Semi-Annual Report September 2020 / 16

HIGH YIELD BOND FUND
Sector Diversification
Corporate Bonds	77.29%
Bank Loans	13.45%
Money Market Funds	4.36%
Non-Agency Mortgage-Backed	3.07%
U.S. Treasury Bills	1.24%
Municipal Bonds	0.45%
Non-Agency Commercial Mortgage-Backed	0.31%
Common Stock	0.00%
Other*	(0.17)%
Total	100.00%

INTERMEDIATE BOND FUND
Sector Diversification
U.S. Treasury Securities	40.30%
Corporate Bonds	28.51%
U.S. Agency Mortgage-Backed	10.70%
U.S. Treasury Bills	6.79%
Non-Agency Mortgage-Backed	6.06%
Asset-Backed Securities	5.40%
Money Market Funds	2.69%
Non-Agency Commercial Mortgage-Backed	2.28%
Bank Loans	1.27%
Municipal Bonds	1.03%
U.S. Agency Commercial Mortgage-Backed	0.76%
Commercial Paper	0.25%
U.S. Agency Securities	0.03%
Common Stock	0.00%
Other*	(6.07)%
Total	100.00%

INVESTMENT GRADE CREDIT FUND
Sector Diversification
Corporate Bonds	55.53%
U.S. Treasury Bills	10.63%
Non-Agency Commercial Mortgage-Backed	7.19%
U.S. Agency Mortgage-Backed	5.00%
Asset-Backed Securities	4.76%
Non-Agency Mortgage-Backed	4.49%
U.S. Treasury Securities	3.49%
U.S. Agency Commercial Mortgage-Backed	3.40%
Money Market Funds	2.60%
Municipal Bonds	1.65%
Commercial Paper	0.16%
Other*	1.10%
Total	100.00%

LOW DURATION BOND FUND
Sector Diversification
Corporate Bonds	26.19%
U.S. Treasury Securities	18.60%
U.S. Treasury Bills	13.65%
U.S. Agency Mortgage-Backed	8.71%
Non-Agency Mortgage-Backed	8.56%
Asset-Backed Securities	6.92%
U.S. Agency Commercial Mortgage-Backed	6.82%
Non-Agency Commercial Mortgage-Backed	6.29%
U.S. Agency Discount Notes	4.17%
Money Market Funds	2.14%
Bank Loans	1.35%
Municipal Bonds	0.20%
Commercial Paper	0.17%
Common Stock	0.00%
Purchased Swaptions	0.00%
Written Swaptions	0.00%
Other*	(3.77)%
Total	100.00%

17 / Semi-Annual Report September 2020

STRATEGIC INCOME FUND
Sector Diversification
Non-Agency Mortgage-Backed	31.17%
Corporate Bonds	26.13%
U.S. Treasury Bills	13.55%
Asset-Backed Securities	12.03%
U.S. Agency Commercial Mortgage-Backed	5.13%
U.S. Agency Mortgage-Backed	3.82%
Non-Agency Commercial Mortgage-Backed	3.01%
Money Market Funds	2.75%
Municipal Bonds	2.05%
Commercial Paper	1.58%
Other*	(1.22)%
Total	100.00%

TOTAL RETURN BOND FUND
Sector Diversification
U.S. Treasury Securities	35.46%
U.S. Agency Mortgage-Backed	31.93%
Corporate Bonds	23.36%
U.S. Treasury Bills	7.32%
Non-Agency Mortgage-Backed	5.85%
Asset-Backed Securities	3.69%
U.S. Agency Discount Notes	2.44%
Municipal Bonds	1.21%
Bank Loans	1.11%
Non-Agency Commercial Mortgage-Backed	0.98%
Foreign Government Obligations	0.85%
Money Market Funds	0.32%
Commercial Paper	0.26%
U.S. Agency Commercial Mortgage-Backed	0.14%
Common Stock	0.00%
Other*	(14.92)%
Total	100.00%

ULTRA SHORT BOND FUND
Sector Diversification
U.S. Treasury Bills	48.28%
U.S. Treasury Securities	11.52%
Corporate Bonds	8.69%
Money Market Funds	6.58%
Non-Agency Mortgage-Backed	5.93%
U.S. Agency Mortgage-Backed	5.14%
Non-Agency Commercial Mortgage-Backed	3.36%
Asset-Backed Securities	2.56%
U.S. Agency Commercial Mortgage-Backed	2.44%
Commercial Paper	0.13%
Other*	5.37%
Total	100.00%

UNCONSTRAINED BOND FUND
Sector Diversification
Corporate Bonds	27.55%
Non-Agency Mortgage-Backed	26.59%
U.S. Treasury Bills	13.08%
U.S. Agency Mortgage-Backed	12.63%
Asset-Backed Securities	10.96%
Non-Agency Commercial Mortgage-Backed	5.67%
U.S. Agency Commercial Mortgage-Backed	4.19%
Foreign Government Obligations	2.86%
U.S. Agency Discount Notes	2.19%
Municipal Bonds	1.52%
Bank Loans	1.50%
Commercial Paper	0.58%
Money Market Funds	0.26%
Common Stock	0.00%
Other*	(9.58)%
Total	100.00%

* Includes cash and equivalents, futures, foreign currency exchange contracts, swaps, pending trades, fund share transactions, interest and dividends receivable and accrued expenses payable.

In addition to the annual and semi-annual reports, the Funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form NPORT-P. Such filings occur no later than 60 days after the end of the Funds’ first and third quarters and are available on the SEC’s website at www.sec.gov.

Semi-Annual Report September 2020 / 18

AlphaTrak 500 Fund

Schedule of Portfolio Investments

September 30, 2020 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
BONDS – 69.89%
ASSET-BACKED SECURITIES — 13.46%**
Access Group, Inc., Series 2015-1, Class A
(LIBOR USD 1-Month plus 0.70%)
0.85%	07/25/56	[1,2]	$15,149	$14,828
Aimco CLO 11 Ltd., Series 2020-11A,
Class A (Cayman Islands)
(LIBOR USD 3-Month plus 1.38%)
1.60%	10/15/31	[1,2,3]	100,000	100,050
AMMC CLO XIV Ltd., Series 2014-14A,
Class A1LR (Cayman Islands)
(LIBOR USD 3-Month plus 1.25%)
1.49%	07/25/29	[1,2,3]	35,000	34,758
Barings BDC Static CLO Ltd.,
Series 2019-1A, Class A1
(Cayman Islands)
(LIBOR USD 3-Month plus 1.02%)
1.30%	04/15/27	[1,2,3]	27,777	27,710
Barings CLO Ltd., Series 2013-IA,
Class AR (Cayman Islands)
(LIBOR USD 3-Month plus 0.80%)
1.07%	01/20/28	[1,2,3]	70,258	69,643
Barings CLO Ltd., Series 2018-3A,
Class A1 (Cayman Islands)
(LIBOR USD 3-Month plus 0.95%)
1.22%	07/20/29	[1,2,3]	85,000	84,208
Bayview Commercial Asset Trust,
Series 2004-3, Class A1
(LIBOR USD 1-Month plus 0.56%)
0.70%	01/25/35	[1,2]	11,137	10,948
BlueMountain CLO Ltd., Series 2013-2A,
Class A1R (Cayman Islands)
(LIBOR USD 3-Month plus 1.18%)
1.44%	10/22/30	[1,2,3]	49,618	49,128
Brazos Higher Education Authority, Inc.,
Series 2010-1, Class A2
(LIBOR USD 3-Month plus 1.20%)
1.45%	02/25/35	[1]	215,000	215,906
Cedar Funding XII CLO Ltd.,
Series 2020-12A, Class A (Cayman Islands)
(LIBOR USD 3-Month plus 1.27%)
0.00%	10/25/32	[1,2,3]	80,000	80,100
Citibank Credit Card Issuance Trust,
Series 2018-A6, Class A6
3.21%	12/07/24		235,000	250,263
Dryden XXVI Senior Loan Fund,
Series 2013-26A, Class AR
(Cayman Islands)
(LIBOR USD 3-Month plus 0.90%)
1.18%	04/15/29	[1,2,3]	50,000	49,511
Eaton Vance CLO Ltd., Series 2020-1A,
Class A (Cayman Islands)
(LIBOR USD 3-Month plus 1.65%)
1.90%	10/15/30	[1,2,3]	85,000	84,890

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
Educational Funding of the South, Inc.,
Series 2011-1, Class A2
(LIBOR USD 3-Month plus 0.65%)
0.89%	04/25/35	[1]	$2,830	$2,812
Educational Funding of the South, Inc.,
Series 2012-1, Class A
(LIBOR USD 1-Month plus 1.05%)
1.20%	03/25/36	[1]	30,424	30,615
Ford Credit Floorplan Master Owner Trust,
Series 2019-3, Class A1
2.23%	09/15/24		250,000	258,682
GoldenTree Loan Management U.S. CLO 8
Ltd., Series 2020-8A, Class A
(Cayman Islands)
(LIBOR USD 3-Month plus 1.55%)
1.75%	07/20/31	[1,2,3]	140,000	140,087
Higher Education Funding I,
Series 2014-1, Class A
(LIBOR USD 3-Month plus 1.05%)
1.30%	05/25/34	[1,2]	146,345	146,145
LCM XIII LP, Series 2013A, Class ARR
(Cayman Islands)
(LIBOR USD 3-Month plus 1.14%)
1.41%	07/19/27	[1,2,3]	80,000	79,291
Magnetite XXI CLO Ltd., Series 2019-21A,
Class A (Cayman Islands)
(LIBOR USD 3-Month plus 1.28%)
1.55%	04/20/30	[1,2,3]	85,000	84,655
Magnetite XXVII CLO Ltd., Series 2020-27A,
Class A1 (Cayman Islands)
(LIBOR USD 3-Month plus 1.55%)
1.82%	07/20/33	[1,2,3]	130,000	130,061
Navient Student Loan Trust, Series 2014-1,
Class A3
(LIBOR USD 1-Month plus 0.51%)
0.66%	06/25/31	[1]	102,417	99,813
Navient Student Loan Trust, Series 2017-2A,
Class A
(LIBOR USD 1-Month plus 1.05%)
1.20%	12/27/66	[1,2]	70,703	69,887
Navient Student Loan Trust, Series 2017-4A,
Class A2
(LIBOR USD 1-Month plus 0.50%)
0.65%	09/27/66	[1,2]	80,284	80,044
Nelnet Student Loan Trust, Series 2014-3A,
Class A
(LIBOR USD 1-Month plus 0.58%)
0.73%	06/25/41	[1,2]	16,481	16,186
North Carolina State Education Authority,
Series 2011-1, Class A3
(LIBOR USD 3-Month plus 0.90%)
1.17%	10/25/41	[1]	10,578	10,299

See accompanying notes to Schedule of Portfolio Investments.

19 / Semi-Annual Report September 2020

AlphaTrak 500 Fund

Schedule of Portfolio Investments

September 30, 2020 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
Northstar Education Finance, Inc.,
Series 2007-1, Class A2
1.00%	01/29/46	[1]	$7,232	$7,161
OHA Credit Funding 7 Ltd., Series 2020-7A,
Class A (Cayman Islands)
(LIBOR USD 3-Month plus 1.25%)
0.00%	10/19/32	[1,2,3]	80,000	80,100
PHEAA Student Loan Trust, Series 2016-1A,
Class A
(LIBOR USD 1-Month plus 1.15%)
1.30%	09/25/65	[1,2]	71,719	71,576
Riserva CLO Ltd., Series 2016-3A, Class AR
(Cayman Islands)
(LIBOR USD 3-Month plus 1.14%)
1.41%	10/18/28	[1,2,3]	200,000	198,750
Rockford Tower CLO Ltd., Series 2017-3A,
Class A (Cayman Islands)
(LIBOR USD 3-Month plus 1.19%)
1.46%	10/20/30	[1,2,3]	130,000	129,025
SBA Small Business Investment Cos.,
Series 2011-10B, Class 1
2.88%	09/10/21		249,190	251,493
SLM Student Loan Trust, Series 2003-10A,
Class A3
(LIBOR USD 3-Month plus 0.47%)
0.72%	12/15/27	[1,2]	36,535	36,329
SLM Student Loan Trust, Series 2003-11,
Class A6
(LIBOR USD 3-Month plus 0.55%)
0.80%	12/15/25	[1,2]	42,040	41,887
SLM Student Loan Trust, Series 2004-1,
Class A4
(LIBOR USD 3-Month plus 0.26%)
0.50%	10/27/25	[1]	54,712	54,383
SLM Student Loan Trust, Series 2005-4,
Class A3
(LIBOR USD 3-Month plus 0.12%)
0.36%	01/25/27	[1]	75,643	74,979
SLM Student Loan Trust, Series 2005-5,
Class A4
(LIBOR USD 3-Month plus 0.14%)
0.38%	10/25/28	[1]	144,429	143,319
SLM Student Loan Trust, Series 2005-8,
Class A4
(LIBOR USD 3-Month plus 0.55%)
0.79%	01/25/28	[1]	22,507	22,516
SLM Student Loan Trust, Series 2007-6,
Class A4
(LIBOR USD 3-Month plus 0.38%)
0.62%	10/25/24	[1]	18,899	18,884

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
SLM Student Loan Trust, Series 2008-5,
Class A4
(LIBOR USD 3-Month plus 1.70%)
1.94%	07/25/23	[1]	$119,815	$118,390
SLM Student Loan Trust, Series 2008-6,
Class A4
(LIBOR USD 3-Month plus 1.10%)
1.34%	07/25/23	[1]	164,154	158,482
SLM Student Loan Trust, Series 2008-9,
Class A
(LIBOR USD 3-Month plus 1.50%)
1.74%	04/25/23	[1]	44,903	44,093
SLM Student Loan Trust, Series 2011-2,
Class A1
(LIBOR USD 1-Month plus 0.60%)
0.75%	11/25/27	[1]	3,635	3,632
SLM Student Loan Trust, Series 2012-1,
Class A3
(LIBOR USD 1-Month plus 0.95%)
1.10%	09/25/28	[1]	159,962	153,421
SLM Student Loan Trust, Series 2012-2,
Class A
(LIBOR USD 1-Month plus 0.70%)
0.85%	01/25/29	[1]	92,600	86,152
SLM Student Loan Trust, Series 2013-4,
Class A
(LIBOR USD 1-Month plus 0.55%)
0.70%	06/25/43	[1]	6,576	6,421
TCI-Flatiron CLO Ltd., Series 2016-1A,
Class AR (Cayman Islands)
(LIBOR USD 3-Month plus 1.22%)
1.49%	07/17/28	[1,2,3]	35,000	34,857
Toyota Auto Receivables Owner Trust,
Series 2018-B, Class A4
3.11%	11/15/23		270,000	280,685
Voya CLO Ltd., Series 2014-3A, Class A1R
(Cayman Islands)
(LIBOR USD 3-Month plus 0.72%)
0.96%	07/25/26	[1,2,3]	12,923	12,877
Voya CLO Ltd., Series 2020-2A, Class A1
(Cayman Islands)
(LIBOR USD 3-Month plus 1.60%)
1.78%	07/19/31	[1,2,3]	80,000	79,970

Total Asset-Backed Securities
(Cost $4,354,493)				4,329,902

CORPORATES — 32.43%*
Banking — 4.02%
Bank of America Corp.
2.74%	01/23/22	[4]	325,000	327,318
3.00%	12/20/23	[4]	91,000	95,593

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2020 / 20

AlphaTrak 500 Fund

Schedule of Portfolio Investments

September 30, 2020 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Banking (continued)
JPMorgan Chase & Co.
3.21%	04/01/23	[4]	$200,000	$207,894
Lloyds Banking Group PLC
(United Kingdom)
2.91%	11/07/23	[3,4]	200,000	207,539
Santander UK Group Holdings PLC
(United Kingdom)
2.88%	08/05/21	[3]	75,000	76,504
3.13%	01/08/21	[3]	125,000	125,912
Wells Fargo Bank N.A. (BKNT)
2.08%	09/09/22	[4]	250,000	253,504

				1,294,264

Communications — 2.46%
AT&T, Inc.
(LIBOR USD 3-Month plus 1.18%)
1.43%	06/12/24	[1]	175,000	178,617
CCO Holdings LLC/CCO Holdings
Capital Corp.
4.50%	08/15/30	[2]	25,000	26,314
4.50%	05/01/32	[2]	19,000	19,856
5.38%	06/01/29	[2]	14,000	15,188
Charter Communications Operating LLC/
Charter Communications Operating Capital
(LIBOR USD 3-Month plus 1.65%)
1.90%	02/01/24	[1]	125,000	127,954
CSC Holdings LLC
5.38%	02/01/28	[2]	5,000	5,294
Intelsat Jackson Holdings SA (Luxembourg)[5]
8.50%	10/15/24	[2,3,6]	20,000	13,000
9.75%	07/15/25	[2,3,6]	61,000	40,105
Level 3 Financing, Inc.
4.63%	09/15/27	[2]	13,000	13,381
5.38%	05/01/25		12,000	12,402
Sprint Corp.
7.88%	09/15/23		3,000	3,452
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint
Spectrum Co. III LLC
3.36%	09/20/21	[2]	91,250	92,265
4.74%	03/20/25	[2]	50,000	54,219
5.15%	03/20/28	[2]	50,000	59,031
Virgin Media Secured Finance PLC
(United Kingdom)
5.50%	05/15/29	[2,3]	5,000	5,375
Vodafone Group PLC (United Kingdom)
(LIBOR USD 3-Month plus 0.99%)
1.26%	01/16/24	[1,3]	125,000	126,101

				792,554

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Consumer Discretionary — 0.69%
BAT Capital Corp.
2.76%	08/15/22		$165,000	$171,090
Constellation Brands, Inc.
(LIBOR USD 3-Month plus 0.70%)
0.98%	11/15/21	[1]	50,000	50,004

				221,094

Electric — 2.53%
Alliant Energy Finance LLC
3.75%	06/15/23	[2]	140,000	150,435
Dominion Energy, Inc., Series B
2.75%	09/15/22		150,000	155,183
Duquesne Light Holdings, Inc.
5.90%	12/01/21	[2]	50,000	52,547
El Paso Electric Co.
3.30%	12/15/22		50,000	51,258
Evergy, Inc.
4.85%	06/01/21		100,000	101,785
NextEra Energy Capital Holdings, Inc.
2.40%	09/01/21		30,000	30,579
(LIBOR USD 3-Month plus 0.48%)
0.73%	05/04/21	[1]	55,000	55,129
(LIBOR USD 3-Month plus 0.55%)
0.81%	08/28/21	[1]	40,000	40,016
PNM Resources, Inc.
3.25%	03/09/21		175,000	177,009

				813,941

Energy — 1.72%
Antero Resources Corp.
5.00%	03/01/25		28,000	17,553
5.13%	12/01/22		11,000	8,986
5.63%	06/01/23		15,000	11,025
Cheniere Energy Partners LP
5.25%	10/01/25		5,000	5,120
Energy Transfer Operating LP
5.50%	06/01/27		12,000	13,231
NGPL PipeCo LLC
4.38%	08/15/22	[2]	150,000	155,804
Plains All American Pipeline LP/PAA
Finance Corp.
4.65%	10/15/25		125,000	135,043
Sunoco Logistics Partners Operations LP
4.25%	04/01/24		150,000	157,577
Targa Resources Partners LP/Targa Resources Partners
Finance Corp.
6.88%	01/15/29		4,000	4,295

See accompanying notes to Schedule of Portfolio Investments.

21 / Semi-Annual Report September 2020

AlphaTrak 500 Fund

Schedule of Portfolio Investments

September 30, 2020 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Energy (continued)
Transocean Phoenix 2 Ltd.
(Cayman Islands)
7.75%	10/15/24	[2,3]	$13,650	$12,629
Transocean Pontus Ltd. (Cayman Islands)
6.13%	08/01/25	[2,3]	4,680	4,208
Transocean Poseidon Ltd. (Cayman Islands)
6.88%	02/01/27	[2,3]	18,000	14,517
Transocean Proteus Ltd. (Cayman Islands)
6.25%	12/01/24	[2,3]	2,600	2,333
USA Compression Partners LP/USA
Compression Finance Corp.
6.88%	04/01/26		5,000	4,966
6.88%	09/01/27		5,000	4,967

				552,254

Entertainment — 0.03%
Live Nation Entertainment, Inc.
4.75%	10/15/27	[2]	11,000	10,319

Finance — 6.72%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust
(Ireland)
4.45%	12/16/21	[3]	150,000	153,290
Air Lease Corp.
2.25%	01/15/23		75,000	75,534
3.50%	01/15/22		65,000	66,697
Avolon Holdings Funding Ltd.
(Cayman Islands)
5.13%	10/01/23	[2,3]	5,000	4,995
5.25%	05/15/24	[2,3]	5,000	5,016
Citigroup, Inc.
2.88%	07/24/23	[4]	225,000	233,507
(LIBOR USD 3-Month plus 0.95%)
1.21%	07/24/23	[1]	30,000	30,224
Daimler Finance North America LLC
(LIBOR USD 3-Month plus 0.90%)
1.18%	02/15/22	[1,2]	150,000	150,568
Ford Motor Credit Co. LLC
3.20%	01/15/21		160,000	159,962
3.81%	10/12/21		35,000	35,153
5.75%	02/01/21		75,000	75,656
(LIBOR USD 3-Month plus 0.81%)
1.04%	04/05/21	[1]	45,000	44,369
General Motors Financial Co., Inc.
4.20%	11/06/21		60,000	61,932
4.38%	09/25/21		135,000	139,302
Goldman Sachs Group, Inc. (The)
2.88%	10/31/22	[4]	170,000	174,167
Goldman Sachs Group, Inc. (The) (MTN)
(LIBOR USD 3-Month plus 1.60%)
1.86%	11/29/23	[1]	75,000	77,134

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Finance (continued)
Intercontinental Exchange, Inc.
(LIBOR USD 3-Month plus 0.65%)
0.90%	06/15/23	[1]	$140,000	$140,876
Morgan Stanley
(LIBOR USD 3-Month plus 0.93%)
1.19%	07/22/22	[1]	200,000	200,943
Nationwide Building Society
(United Kingdom)
3.62%	04/26/23	[2,3,4]	75,000	77,962
4.36%	08/01/24	[2,3,4]	75,000	81,381
Park Aerospace Holdings Ltd.
(Cayman Islands)
4.50%	03/15/23	[2,3]	175,000	173,516

				2,162,184

Food — 1.08%
Conagra Brands, Inc.
(LIBOR USD 3-Month plus 0.50%)
0.77%	10/09/20	[1]	60,000	60,006
JBS USA LUX SA/JBS USA
Food Co./JBS USA Finance, Inc. (Canada)
5.50%	01/15/30	[2,3]	5,000	5,449
Kraft Heinz Foods Co.
4.00%	06/15/23		150,000	160,782
Pilgrim’s Pride Corp.
5.88%	09/30/27	[2]	5,000	5,200
Smithfield Foods, Inc.
3.35%	02/01/22	[2]	115,000	116,805

				348,242

Gaming — 0.16%
Caesars Entertainment, Inc.
6.25%	07/01/25	[2]	10,000	10,466
Churchill Downs, Inc.
4.75%	01/15/28	[2]	10,000	10,073
5.50%	04/01/27	[2]	31,000	32,279

				52,818

Health Care — 4.36%
AbbVie, Inc.
3.45%	03/15/22	[2]	50,000	51,878
3.75%	11/14/23		125,000	136,480
5.00%	12/15/21	[2]	40,000	41,720
Bausch Health Americas, Inc.
9.25%	04/01/26	[2]	5,000	5,525
Bausch Health Cos., Inc. (Canada)
7.00%	03/15/24	[2,3]	95,000	98,420
Bayer U.S. Finance II LLC
2.20%	07/15/22	[2]	150,000	151,903
2.75%	07/15/21	[2]	90,000	91,503

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2020 / 22

AlphaTrak 500 Fund

Schedule of Portfolio Investments

September 30, 2020 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Health Care (continued)
Centene Corp.
3.00%	10/15/30		$114,000	$116,445
3.38%	02/15/30		3,000	3,113
5.38%	08/15/26	[2]	10,000	10,623
Cigna Corp., Series WI
(LIBOR USD 3-Month plus 0.65%)
0.90%	09/17/21	[1]	100,000	100,020
CVS Health Corp.
(LIBOR USD 3-Month plus 0.72%)
0.96%	03/09/21	[1]	32,000	32,083
Fresenius Medical Care U.S. Finance II, Inc.
5.88%	01/31/22	[2]	100,000	106,414
HCA, Inc.
5.00%	03/15/24		75,000	84,025
Hologic, Inc.
4.63%	02/01/28	[2]	2,000	2,115
Humana, Inc.
3.85%	10/01/24		130,000	143,837
Royalty Pharma PLC (United Kingdom)
0.75%	09/02/23	[2,3]	85,000	84,912
Upjohn, Inc.
1.13%	06/22/22	[2]	100,000	100,800
Zimmer Biomet Holdings, Inc.
(LIBOR USD 3-Month plus 0.75%)
0.98%	03/19/21	[1]	40,000	40,007

				1,401,823

Industrials — 1.39%
BAE Systems Holdings, Inc.
2.85%	12/15/20	[2]	100,000	100,279
Bemis Co., Inc.
4.50%	10/15/21		160,000	164,579
General Electric Co. (MTN)
(LIBOR USD 3-Month plus 0.38%)
0.63%	05/05/26	[1]	30,000	27,890
(LIBOR USD 3-Month plus 0.48%)
0.76%	08/15/36	[1]	75,000	51,158
General Electric Co., Series NOTZ
(LIBOR USD 3-Month plus 1.00%)
1.28%	04/15/23	[1]	50,000	49,722
Matthews International Corp.
5.25%	12/01/25	[2]	6,000	5,700
Mauser Packaging Solutions Holding Co.
5.50%	04/15/24	[2]	5,000	5,025
PowerTeam Services LLC
9.03%	12/04/25	[2]	31,000	32,833
Sealed Air Corp.
4.00%	12/01/27	[2]	5,000	5,231

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Industrials (continued)
Trivium Packaging Finance BV (Netherlands)
5.50%	08/15/26	[2,3]	$5,000	$5,183

				447,600

Information Technology — 0.31%
Broadcom Corp./Broadcom Cayman
Finance Ltd.
3.63%	01/15/24		40,000	42,985
Change Healthcare Holdings LLC/Change
Healthcare Finance, Inc.
5.75%	03/01/25	[2]	5,000	5,097
Dell International LLC/EMC Corp.
4.42%	06/15/21	[2]	23,000	23,546
NXP BV/NXP Funding LLC (Netherlands)
4.63%	06/01/23	[2,3]	10,000	10,945
SS&C Technologies, Inc.
5.50%	09/30/27	[2]	16,000	17,023

				99,596

Insurance — 0.28%
Allstate Corp. (The)
(LIBOR USD 3-Month plus 0.43%)
0.65%	03/29/21	[1]	30,000	30,059
Nationwide Mutual Insurance Co.
2.54%	12/15/24	[2,4]	60,000	60,002

				90,061

Materials — 0.16%
Georgia-Pacific LLC
5.40%	11/01/20	[2]	50,000	50,201

Real Estate Investment Trust (REIT) — 4.11%
American Campus Communities
Operating Partnership LP
3.75%	04/15/23		115,000	120,989
Boston Properties LP
4.13%	05/15/21		150,000	151,453
Camden Property Trust
2.95%	12/15/22		55,000	57,436
CubeSmart LP
4.80%	07/15/22		75,000	79,618
CyrusOne LP/CyrusOne Finance Corp.
2.90%	11/15/24		140,000	148,671
Essex Portfolio LP
5.20%	03/15/21		50,000	50,440
GLP Capital LP/GLP Financing II, Inc.
3.35%	09/01/24		25,000	25,424
5.38%	11/01/23		85,000	90,650
Healthcare Realty Trust, Inc.
3.75%	04/15/23		150,000	161,125

See accompanying notes to Schedule of Portfolio Investments.

23 / Semi-Annual Report September 2020

AlphaTrak 500 Fund

Schedule of Portfolio Investments

September 30, 2020 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Real Estate Investment Trust (REIT) (continued)
Healthpeak Properties, Inc.
4.25%	11/15/23		$3,000	$3,278
Kimco Realty Corp.
3.40%	11/01/22		100,000	105,201
MGM Growth Properties Operating Partnership LP/MGP
Finance Co.-Issuer, Inc.
4.50%	01/15/28		6,000	6,134
SL Green Operating Partnership LP
3.25%	10/15/22		50,000	51,041
(LIBOR USD 3-Month plus 0.98%)
1.26%	08/16/21	[1]	115,000	114,204
WEA Finance LLC
3.15%	04/05/22	[2]	50,000	50,826
Welltower, Inc.
3.75%	03/15/23		100,000	105,857

				1,322,347

Retail — 0.13%
Alimentation Couche-Tard, Inc. (Canada)
2.70%	07/26/22	[2,3]	30,000	30,962
Rite Aid Corp.
8.00%	11/15/26	[2]	10,000	10,019

				40,981

Services — 0.75%
Global Payments, Inc.
3.80%	04/01/21		100,000	101,337
IHS Markit Ltd. (Bermuda)
5.00%	11/01/22	[2,3]	115,000	123,598
Waste Pro USA, Inc.
5.50%	02/15/26	[2]	17,000	17,253

				242,188

Transportation — 1.53%
American Airlines Pass-Through Trust,
Series 2013-2, Class A
4.95%	01/15/23		156,457	134,497
Aviation Capital Group LLC
(LIBOR USD 3-Month plus 0.95%)
1.20%	06/01/21	[1,2]	100,000	97,850
Continental Airlines Pass-Through Trust,
Series 2000-1, Class A1
8.05%	11/01/20		8	8
Continental Airlines Pass-Through Trust,
Series 2000-2, Class A
7.71%	04/02/21		7,569	7,675
Continental Airlines Pass-Through Trust,
Series 2007-1, Class A
5.98%	04/19/22		121,428	119,209

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Transportation (continued)
Northwest Airlines Pass-Through Trust,
Series 2001-1, Class A1
7.04%	04/01/22		$81,312	$79,309
U.S. Airways Pass-Through Trust,
Series 2001-1, Class G
7.08%	03/20/21		13,405	13,131
U.S. Airways Pass-Through Trust,
Series 2012-1, Class A
5.90%	10/01/24		42,452	39,905

				491,584

Total Corporates
(Cost $10,368,867)				10,434,051

MORTGAGE-BACKED — 22.68%**
Non-Agency Commercial
Mortgage-Backed — 5.56%
1345 Avenue of the Americas & Park Avenue
Plaza Trust, Series 2005-1, Class A3
5.28%	08/10/35	[2]	49,783	53,129
Citigroup Commercial Mortgage Trust,
Series 2012-GC8, Class AAB
2.61%	09/10/45		52,780	53,498
Citigroup Commercial Mortgage Trust,
Series 2013-GC11, Class AAB
2.69%	04/10/46		61,437	62,686
Citigroup Commercial Mortgage Trust,
Series 2015-GC29, Class AAB
2.98%	04/10/48		82,001	84,964
Citigroup Commercial Mortgage Trust,
Series 2015-GC33, Class A2
2.95%	09/10/58		137,446	138,061
Citigroup Commercial Mortgage Trust,
Series 2015-P1, Class AAB
3.47%	09/15/48		52,987	56,251
Commercial Mortgage Trust,
Series 2012-CR3, Class ASB
2.37%	10/15/45		23,836	24,198
Commercial Mortgage Trust,
Series 2012-CR4, Class XA (IO)
1.84%	10/15/45	[4]	326,391	9,425
Commercial Mortgage Trust,
Series 2013-CR11, Class ASB
3.66%	08/10/50		13,098	13,660
Commercial Mortgage Trust,
Series 2013-CR7, Class XA (IO)
1.37%	03/10/46	[4]	1,293,946	31,970
Commercial Mortgage Trust,
Series 2013-LC6, Class XB (IO)
0.53%	01/10/46	[2,4]	1,750,000	15,337

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2020 / 24

AlphaTrak 500 Fund

Schedule of Portfolio Investments

September 30, 2020 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Commercial
Mortgage-Backed (continued)
CSAIL Commercial Mortgage Trust,
Series 2017-CX9, Class A2
3.05%	09/15/50		$150,000	$155,163
GS Mortgage Securities Trust,
Series 2010-C1, Class X (IO)
1.18%	08/10/43	[2,4]	4,483,509	54,307
GS Mortgage Securities Trust,
Series 2011-GC3, Class X (IO)
0.66%	03/10/44	[2,4]	6,609,654	11,834
GS Mortgage Securities Trust,
Series 2012-GCJ7, Class A4
3.38%	05/10/45		58,990	59,970
JPMBB Commercial Mortgage Securities
Trust, Series 2013-C17, Class XA (IO)
0.92%	01/15/47	[4]	1,690,194	35,064
JPMorgan Chase Commercial Mortgage
Securities Trust, Series 2012-C6,
Class ASB
3.14%	05/15/45		71,877	73,443
JPMorgan Chase Commercial Mortgage
Securities Trust, Series 2013-C13,
Class XA (IO)
0.23%	01/15/46	[4]	8,726,738	27,134
JPMorgan Chase Commercial Mortgage
Securities Trust, Series 2013-LC11,
Class XA (IO)
1.39%	04/15/46	[4]	3,312,090	85,543
JPMorgan Chase Commercial Mortgage
Securities Trust, Series 2015-JP1,
Class XA (IO)
1.19%	01/15/49	[4,7,8]	918,563	28,078
LB-UBS Commercial Mortgage Trust,
Series 2006-C6, Class XCL (IO)
0.73%	09/15/39	[2,4]	516,278	2,298
Morgan Stanley Bank of America Merrill
Lynch Trust, Series 2013-C13, Class ASB
3.56%	11/15/46		14,229	14,800
Morgan Stanley Bank of America Merrill
Lynch Trust, Series 2014-C14, Class XA (IO)
1.14%	02/15/47	[4]	1,814,589	35,751
Morgan Stanley Bank of America Merrill
Lynch Trust, Series 2015-C26, Class ASB
3.32%	10/15/48		80,000	84,724
TMSQ Mortgage Trust, Series 2014-1500,
Class XA (IO)
0.28%	10/10/36	[2,4]	14,000,000	95,273
UBS-Barclays Commercial Mortgage Trust,
Series 2012-C3, Class XB (IO)
0.31%	08/10/49	[2,4,7,8]	3,000,000	12,898
Wells Fargo Commercial Mortgage Trust,
Series 2014-LC16, Class A4
3.55%	08/15/50		168,100	179,220

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Commercial
Mortgage-Backed (continued)
WF-RBS Commercial Mortgage Trust,
Series 2011-C2, Class A4
4.87%	02/15/44	[2,4]	$148,891	$149,789
WF-RBS Commercial Mortgage Trust,
Series 2011-C5, Class XA (IO)
1.83%	11/15/44	[2,4]	5,598,316	56,439
WF-RBS Commercial Mortgage Trust,
Series 2014-C21, Class ASB
3.39%	08/15/47		45,070	46,856
WF-RBS Commercial Mortgage Trust,
Series 2014-LC14, Class ASB
3.52%	03/15/47		34,120	35,373

				1,787,136

Non-Agency Mortgage-Backed — 9.30%
Alternative Loan Trust,
Series 2005-J4, Class M2
(LIBOR USD 1-Month plus 0.64%)
0.79%	07/25/35	[1]	135,560	134,637
Alternative Loan Trust,
Series 2007-22, Class 2A16
6.50%	09/25/37		224,093	133,878
Asset-Backed Funding Certificates,
Series 2006-OPT1, Class A2
(LIBOR USD 1-Month plus 0.14%)
0.29%	09/25/36	[1]	16,542	16,379
Banc of America Funding Trust,
Series 2006-G, Class 2A4
(LIBOR USD 1-Month plus 0.58%)
0.74%	07/20/36	[1]	24,451	24,600
Banc of America Funding Trust,
Series 2014-R7, Class 1A1
(LIBOR USD 1-Month plus 0.15%)
0.30%	05/26/36	[1,2]	72,936	70,169
Banc of America Funding Trust,
Series 2015-R7, Class 1A1
(Federal Reserve US 12-Month Cumulative
Average plus 0.92%)
2.09%	09/26/46	[1,2]	122,246	122,736
Centex Home Equity Loan Trust,
Series 2005-B, Class M2
(LIBOR USD 1-Month plus 0.65%)
0.79%	03/25/35	[1]	181,946	177,914
Centex Home Equity Loan Trust,
Series 2005-D, Class M4
(LIBOR USD 1-Month plus 0.61%)
0.76%	10/25/35	[1]	182,000	180,501
CIM Trust, Series 2019-R1, Class A
3.25%	10/25/58	[2,4]	140,089	130,324

See accompanying notes to Schedule of Portfolio Investments.

25 / Semi-Annual Report September 2020

AlphaTrak 500 Fund

Schedule of Portfolio Investments

September 30, 2020 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Countrywide Asset-Backed Certificates Trust,
Series 2007-13, Class 2A1
(LIBOR USD 1-Month plus 0.90%)
1.05%	10/25/47	[1]	$91,827	$89,643
Countrywide Home Loan Mortgage
Pass-Through Trust, Series 2005-9,
Class 1A1
(LIBOR USD 1-Month plus 0.60%)
0.75%	05/25/35	[1]	59,110	48,877
Credit-Based Asset Servicing and
Securitization LLC, Series 2003-CB1,
Class AF (STEP-reset date 11/25/20)
3.95%	01/25/33		10,676	10,988
Credit-Based Asset Servicing and
Securitization LLC, Series 2003-CB5,
Class M1
(LIBOR USD 1-Month plus 1.02%)
1.17%	11/25/33	[1]	13,702	13,409
DSLA Mortgage Loan Trust,
Series 2004-AR3, Class 2A2A
(LIBOR USD 1-Month plus 0.74%)
0.90%	07/19/44	[1]	3,422	3,190
Encore Credit Receivables Trust,
Series 2005-4, Class M2
(LIBOR USD 1-Month plus 0.66%)
0.81%	01/25/36	[1]	138,947	139,032
First Franklin Mortgage Loan Trust,
Series 2006-FF4, Class A3
(LIBOR USD 1-Month plus 0.28%)
0.74%	03/25/36	[1]	96,636	92,860
GMACM Mortgage Corp. Loan Trust,
Series 2006-AR1, Class 1A1
3.69%	04/19/36	[4]	89,227	77,784
HarborView Mortgage Loan Trust,
Series 2005-4, Class 2A
3.57%	07/19/35	[4]	1,197	1,082
HarborView Mortgage Loan Trust,
Series 2005-9, Class 2A1A
(LIBOR USD 1-Month plus 0.34%)
0.50%	06/20/35	[1]	152,438	151,565
HSI Asset Securitization Corp. Trust,
Series 2006-OPT1, Class 2A4
(LIBOR USD 1-Month plus 0.30%)
0.45%	12/25/35	[1]	18,125	17,962
HSI Asset Securitization Corp. Trust,
Series 2007-WF1, Class 1A1
(LIBOR USD 1-Month plus 0.16%)
0.31%	05/25/37	[1]	111,527	108,328
IndyMac Index Mortgage Loan Trust,
Series 2004-AR5, Class 2A1A
(LIBOR USD 1-Month plus 0.86%)
1.01%	08/25/34	[1]	7,991	7,261

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
IndyMac Index Mortgage Loan Trust,
Series 2006-AR4, Class A1A
(LIBOR USD 1-Month plus 0.21%)
0.36%	05/25/46	[1]	$111,555	$103,593
IndyMac Index Mortgage Loan Trust,
Series 2007, Class AR1
3.30%	06/25/37	[4]	75,747	60,726
Legacy Mortgage Asset Trust,
Series 2019-GS1, Class A1
(STEP-reset date 10/25/20)
4.00%	01/25/59	[2]	128,174	131,678
Long Beach Mortgage Loan Trust,
Series 2004-4, Class 1A1
(LIBOR USD 1-Month plus 0.56%)
0.71%	10/25/34	[1]	100,360	95,222
Nationstar Home Equity Loan Trust,
Series 2007-B, Class 2AV3
(LIBOR USD 1-Month plus 0.25%)
0.40%	04/25/37	[1]	38,649	38,588
Option One Mortgage Loan Trust,
Series 2006-1, Class 1A1
(LIBOR USD 1-Month plus 0.22%)
0.37%	01/25/36	[1]	136,015	128,056
Park Place Securities, Inc., Asset-Backed
Pass-Through Certificates,
Series 2005-WCW3, Class M1
(LIBOR USD 1-Month plus 0.48%)
0.63%	08/25/35	[1]	113,812	113,985
Residential Asset Mortgage Products Trust,
Series 2004-SL1, Class A2
8.50%	11/25/31		4,097	1
Residential Asset Mortgage Products Trust,
Series 2005-RZ3, Class M3
(LIBOR USD 1-Month plus 0.55%)
0.70%	09/25/35	[1]	92,391	92,182
Residential Asset Securitization Trust,
Series 2005-AHL2, Class M1
(LIBOR USD 1-Month plus 0.42%)
0.57%	10/25/35	[1]	211,967	210,692
Structured Asset Mortgage Investments II
Trust, Series 2006-AR1, Class 3A1
(LIBOR USD 1-Month plus 0.23%)
0.38%	02/25/36	[1]	80,651	74,281
Terwin NIMs Trust, Series 2004-13AL,
Class 2PX (IO)
0.34%	08/25/34	[2,7,8]	2,194,129	31,958
WaMu Mortgage Pass-Through Certificates,
Series 2002-AR6, Class A
(Federal Reserve US 12-Month Cumulative
Average plus 1.40%)
2.42%	06/25/42	[1]	2,601	2,484

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2020 / 26

AlphaTrak 500 Fund

Schedule of Portfolio Investments

September 30, 2020 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
WaMu Mortgage Pass-Through Certificates,
Series 2005-AR8, Class 2AB2
(LIBOR USD 1-Month plus 0.84%)
0.99%	07/25/45	[1]	$135,419	$128,443
Wells Fargo Alternative Loan Trust,
Series 2005-2, Class M1
(LIBOR USD 1-Month plus 0.68%)
0.82%	10/25/35	[1]	15,495	15,560
Wells Fargo Mortgage-Backed Securities
Trust, Series 2003-I, Class A1
2.88%	09/25/33	[4]	11,347	11,341

				2,991,909

U.S. Agency Commercial
Mortgage-Backed — 5.45%
Fannie Mae-Aces, Series 2014-M2,
Class ASV2
2.78%	06/25/21	[4]	2,100	2,108
Fannie Mae-Aces, Series 2015-M4,
Class X2 (IO)
0.48%	07/25/22	[4]	10,985,249	41,485
Freddie Mac Multifamily Structured
Pass-Through Certificates, Series K031,
Class X1 (IO)
0.32%	04/25/23	[4]	7,894,822	40,060
Freddie Mac Multifamily Structured
Pass-Through Certificates, Series K033,
Class X1 (IO)
0.41%	07/25/23	[4]	4,140,472	31,694
Freddie Mac Multifamily Structured
Pass-Through Certificates, Series K036,
Class X1 (IO)
0.87%	10/25/23	[4]	5,347,278	103,320
Freddie Mac Multifamily Structured
Pass-Through Certificates, Series K044,
Class X1 (IO)
0.86%	01/25/25	[4]	1,436,394	36,950
Freddie Mac Multifamily Structured
Pass-Through Certificates, Series K732,
Class X3 (IO)
2.25%	05/25/46	[4]	250,000	23,049
Freddie Mac Multifamily Structured
Pass-Through Certificates, Series KAIV,
Class X2 (IO)
3.61%	06/25/41	[4]	250,000	5,809
Freddie Mac Multifamily Structured
Pass-Through Certificates, Series KC01,
Class X1 (IO)
0.81%	12/25/22	[4]	11,078,393	54,000

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Commercial Mortgage-Backed (continued)
Freddie Mac Multifamily Structured
Pass-Through Certificates, Series KC05,
Class X1 (IO)
1.20%	06/25/27	[4]	$998,512	$58,945
Freddie Mac Multifamily Structured
Pass-Through Certificates, Series KF28,
Class A
(LIBOR USD 1-Month plus 0.36%)
0.52%	01/25/24	[1]	321,315	321,813
Freddie Mac Multifamily Structured
Pass-Through Certificates, Series KIR1,
Class A1
2.45%	03/25/26		244,960	255,994
Freddie Mac Multifamily Structured
Pass-Through Certificates, Series KIR1,
Class X (IO)
1.20%	03/25/26	[4]	924,529	45,589
Freddie Mac Multifamily Structured
Pass-Through Certificates, Series KIR2,
Class A1
2.75%	03/25/27		264,329	279,237
Freddie Mac Multifamily Structured
Pass-Through Certificates, Series KJ30,
Class A1
0.53%	01/25/25		253,811	254,404
Freddie Mac Multifamily Structured
Pass-Through Certificates, Series KS07,
Class X (IO)
0.78%	09/25/25	[4]	3,000,000	85,416
Ginnie Mae, Series 2010-140, Class IO (IO)
0.04%	10/16/43	[4]	1,106,476	1,002
Ginnie Mae, Series 2011-38, Class D
3.67%	01/16/51	[4]	109,772	113,193

				1,754,068

U.S. Agency Mortgage-Backed — 2.37%
Fannie Mae Pool 802665
(LIBOR USD 6-Month plus 1.74%)
2.86%	12/01/34	[1]	665	670
Fannie Mae Pool AL0851
6.00%	10/01/40		3,096	3,669
Fannie Mae REMICS, Series 1997-91,
Class SL (IO)
(-2.00 X LIBOR USD 1-Month plus 16.00%, 7.50% Cap)
7.50%	11/25/23	[1]	14,998	1,133
Fannie Mae REMICS, Series 2002-21,
Class FB
(LIBOR USD 1-Month plus 0.90%)
1.05%	04/25/32	[1]	46,481	47,025

See accompanying notes to Schedule of Portfolio Investments.

27 / Semi-Annual Report September 2020

AlphaTrak 500 Fund

Schedule of Portfolio Investments

September 30, 2020 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed
(continued)
Fannie Mae REMICS, Series 2002-53,
Class FY
(LIBOR USD 1-Month plus 0.50%)
0.65%	08/25/32	[1]	$113,832	$114,967
Fannie Mae REMICS, Series 2003-11,
Class FA
(LIBOR USD 1-Month plus 1.00%)
1.15%	09/25/32	[1]	5,932	6,060
Fannie Mae REMICS, Series 2003-81,
Class FE
(LIBOR USD 1-Month plus 0.50%)
0.65%	09/25/33	[1]	46,068	46,519
Fannie Mae REMICS, Series 2006-48,
Class FL
(LIBOR USD 1-Month plus 0.40%)
0.55%	06/25/36	[1]	54,243	54,459
Fannie Mae REMICS, Series 2006-8,
Class NF
(LIBOR USD 1-Month plus 0.37%)
0.52%	03/25/36	[1]	52,700	52,977
Fannie Mae REMICS, Series 2008-12,
Class FA
(LIBOR USD 1-Month plus 0.67%)
0.82%	03/25/38	[1]	150,285	152,687
Fannie Mae REMICS, Series 2010-109,
Class PF
(LIBOR USD 1-Month plus 0.40%)
0.55%	10/25/40	[1]	5,391	5,435
Fannie Mae REMICS, Series 2010-74,
Class AF
(LIBOR USD 1-Month plus 0.54%)
0.69%	07/25/37	[1]	48,000	48,559
Fannie Mae REMICS, Series G-36,
Class ZB
7.00%	11/25/21		1	1
Freddie Mac REMICS, Series 2684,
Class F
(LIBOR USD 1-Month plus 0.90%)
1.05%	01/15/33	[1]	5,616	5,750
Freddie Mac REMICS, Series 3231,
Class FB
(LIBOR USD 1-Month plus 0.35%)
0.50%	10/15/36	[1]	95,651	96,107
Freddie Mac Strips, Series 263,
Class F5
(LIBOR USD 1-Month plus 0.50%)
0.65%	06/15/42	[1]	18,199	18,353

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed
(continued)
Ginnie Mae, Series 2003-42, Class FA
(LIBOR USD 1-Month plus 0.40%)
0.55%	07/16/31	[1]	$108,110	$108,174

				762,545

Total Mortgage-Backed
(Cost $7,765,907)				7,295,658

U.S. TREASURY SECURITIES — 1.32%
U.S. Treasury Notes — 1.32%
U.S. Treasury Notes
0.13%	08/31/22		425,000	425,008

Total U.S. Treasury Securities
(Cost $425,000)

Total Bonds – 69.89%
(Cost $22,914,267)				22,484,619

Issues			Shares	Value
MUTUAL FUNDS — 9.68%
Mutual Funds — 9.68%
iShares Core S&P 500 ETF			3,845	1,292,151
SPDR S&P 500 ETF Trust[9]			5,439	1,821,467

Total Mutual Funds
(Cost $2,790,415)				3,113,618

Issues	Maturity Date		Principal Amount/Shares	Value
SHORT-TERM INVESTMENTS — 12.90%
Commercial Paper — 0.42%
Ford Motor Credit Co. LLC
2.88%[10]	01/08/21	[2]	75,000	74,380
3.20%[10]	10/08/20	[2]	60,000	59,991

				134,371

Money Market Funds — 5.57%
Dreyfus Government Cash Management
Fund
2.33%[11]			1,617,000	1,617,000
Fidelity Investments Money Market Funds -
Government Portfolio
1.00%[11]			25,285	25,285
Morgan Stanley Institutional Liquidity
Funds-Government Portfolio
2.00%[11]			151,000	151,000

				1,793,285

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2020 / 28

AlphaTrak 500 Fund

Schedule of Portfolio Investments

September 30, 2020 (Unaudited)

Issues	Maturity Date	Principal Amount/Shares	Value
SHORT-TERM INVESTMENTS (continued)
U.S. Treasury Bills — 6.91%
U.S. Treasury Bills
0.14%[10]	11/12/20	$510,000	$509,946
0.16%[10]	11/27/20	800,000	799,883
0.18%[10]	12/03/20	915,000	914,864

			2,224,693

Total Short-Term Investments
(Cost $4,152,103)			4,152,349

Total Investments – 92.47%
(Cost $29,856,785)			29,750,586

Cash and Other Assets, Less
Liabilities – 7.53%			2,422,297

Net Assets – 100.00%			$32,172,883

[1]	Floating rate security. The rate disclosed was in effect at September 30, 2020.
[2]

Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

[3]	U.S. dollar-denominated security issued by foreign-domiciled entity.
[4]

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions.

[5]	Non-income producing security.
[6]	Security is currently in default with regard to scheduled interest or principal payments.
[7]	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
[8]	Illiquid security as determined under procedures approved by the Board of Trustees. The aggregate value of illiquid securities is $72,934, which is 0.23% of total net assets.
[9]

SPDR S&P 500 ETF Trust (the “S&P 500 ETF”) is a unit investment trust created under the laws of the State of New York and registered under the Investment Company Act of 1940, as amended. The S&P 500 ETF was created to provide investors with the opportunity to purchase a security representing a proportionate undivided interest in a portfolio of securities consisting of substantially all of the component common stocks, in substantially the same weighting, which comprise the Standard & Poor’s 500 Index (the “S&P 500 Index”). Each unit of fractional undivided interest in the S&P 500 ETF is referred to as a “Unit”. The S&P 500 ETF seeks to provide investment results that, before expenses, correspond generally to the price and yield performance of the S&P 500 Index. You can access the financial statements of this ETF by going to its homepage at https:// us.spdrs.com/en/etf/spdr-sp-500-etf-SPY.

[10]	Represents annualized yield at date of purchase.
[11]	Represents the current yield as of September 30, 2020.

*	Securities with a call or reset feature will have an effective maturity date sooner than the stated maturity.
**	Securities backed by mortgage or consumer loans where payment is periodically made will have an effective maturity date sooner than the stated maturity date.

Note: For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for more meaningful presentation for investors.

(BKNT): Banker’s Note, Inc.

(CLO): Collateralized loan obligation

(ETF): Exchange-traded fund

(IO): Interest only

(LIBOR): London InterBank Offer Rate

(MTN): Medium-term note

(S&P): Standard and Poor’s

(SPDR): Standard and Poor’s Depositary Receipts

(STEP): Step coupon bond

(USD): U.S. dollar

Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation
FUTURES CONTRACTS: LONG POSITIONS
S&P 500 Emini Index	174	12/18/20	$29,142,825	$170,177	$170,177

See accompanying notes to Schedule of Portfolio Investments.

29 / Semi-Annual Report September 2020

Corporate Bond Fund

Schedule of Portfolio Investments

September 30, 2020 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
BONDS – 81.01%
CORPORATES — 77.16%*
Banking — 7.73%
Bank of America Corp.
2.59%	04/29/31	[1]	$110,000	$116,600
3.00%	12/20/23	[1]	35,000	36,767
Bank of America Corp. (MTN)
3.97%	03/05/29	[1]	20,000	22,932
4.08%	03/20/51	[1]	25,000	30,915
4.27%	07/23/29	[1]	10,000	11,761
Bank of New York Mellon Corp. (The) (MTN)
1.60%	04/24/25		15,000	15,615
3.25%	09/11/24		5,000	5,509
Discover Bank (BKNT)
4.20%	08/08/23		10,000	10,949
Fifth Third Bancorp
2.55%	05/05/27		40,000	43,163
HSBC Holdings PLC (United Kingdom)
2.01%	09/22/28	[1,2]	10,000	9,922
2.36%	08/18/31	[1,2]	75,000	74,244
JPMorgan Chase & Co.
2.52%	04/22/31	[1]	5,000	5,334
3.11%	04/22/51	[1]	80,000	86,358
4.01%	04/23/29	[1]	20,000	23,174
4.02%	12/05/24	[1]	55,000	60,398
4.20%	07/23/29	[1]	15,000	17,784
4.49%	03/24/31	[1]	35,000	42,770
Lloyds Banking Group PLC
(United Kingdom)
3.87%	07/09/25	[1,2]	60,000	65,383
Santander UK Group Holdings PLC
(United Kingdom)
3.57%	01/10/23	[2]	15,000	15,503
4.80%	11/15/24	[1,2]	55,000	60,637
State Street Corp.
3.78%	12/03/24	[1]	5,000	5,474
Wells Fargo & Co. (MTN)
2.57%	02/11/31	[1]	145,000	152,091
3.58%	05/22/28	[1]	25,000	28,019
5.01%	04/04/51	[1]	20,000	27,517
Wells Fargo Bank N.A. (BKNT)
2.08%	09/09/22	[1]	50,000	50,701

				1,019,520

Communications — 9.59%
AT&T, Inc.
3.88%	01/15/26		31,000	35,175
4.35%	06/15/45		205,000	231,924
4.50%	03/09/48		5,000	5,692

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Communications (continued)
Charter Communications Operating LLC/
Charter Communications Operating Capital
3.75%	02/15/28		$45,000	$49,862
4.91%	07/23/25		30,000	34,681
5.38%	05/01/47		30,000	35,628
Comcast Corp.
1.50%	02/15/31		85,000	83,882
3.97%	11/01/47		10,000	12,073
4.00%	11/01/49		15,000	18,217
4.70%	10/15/48		8,000	10,705
Discovery Communications LLC
3.63%	05/15/30		30,000	33,321
Fox Corp.
3.50%	04/08/30		25,000	28,299
4.71%	01/25/29		3,000	3,602
Level 3 Financing, Inc.
3.88%	11/15/29	[3]	14,000	15,186
SES GLOBAL Americas Holdings GP
5.30%	03/25/44	[3]	35,000	37,140
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint
Spectrum Co. III LLC
3.36%	09/20/21	[3]	2,250	2,275
4.74%	03/20/25	[3]	45,000	48,797
5.15%	03/20/28	[3]	25,000	29,516
Time Warner Cable LLC
5.50%	09/01/41		33,000	40,106
5.88%	11/15/40		25,000	31,470
T-Mobile USA, Inc.
2.55%	02/15/31	[3]	35,000	36,255
4.50%	04/15/50	[3]	22,000	26,434
Verizon Communications, Inc.
4.02%	12/03/29		45,000	54,012
4.50%	08/10/33		85,000	108,028
ViacomCBS, Inc.
4.60%	01/15/45		39,000	42,791
5.85%	09/01/43		8,000	10,045
Vodafone Group PLC (United Kingdom)
4.13%	05/30/25	[2]	21,000	23,949
4.25%	09/17/50	[2]	56,000	65,135
4.88%	06/19/49	[2]	6,000	7,487
5.25%	05/30/48	[2]	3,000	3,885
Walt Disney Co. (The)
2.65%	01/13/31		70,000	75,638
3.60%	01/13/51		11,000	12,443
6.20%	12/15/34		8,000	11,847

				1,265,500

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2020 / 30

Corporate Bond Fund

Schedule of Portfolio Investments

September 30, 2020 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Consumer Discretionary — 2.99%
Altria Group, Inc.
5.38%	01/31/44		$5,000	$6,219
5.95%	02/14/49		15,000	20,125
Anheuser-Busch Cos. LLC/Anheuser-Busch
InBev Worldwide, Inc.
4.70%	02/01/36		30,000	36,193
Anheuser-Busch InBev Worldwide, Inc.
4.60%	04/15/48		77,000	92,487
4.75%	01/23/29		30,000	36,663
Bacardi Ltd. (Bermuda)
4.70%	05/15/28	[2,3]	45,000	52,362
BAT Capital Corp.
4.39%	08/15/37		45,000	48,773
4.54%	08/15/47		10,000	10,742
Constellation Brands, Inc.
3.75%	05/01/50		45,000	50,569
NIKE, Inc.
3.38%	03/27/50		5,000	5,851
Reynolds American, Inc.
4.45%	06/12/25		5,000	5,632
4.85%	09/15/23		20,000	22,308
5.85%	08/15/45		5,000	6,108

				394,032

Electric — 6.82%
AEP Transmission Co. LLC, Series M
3.65%	04/01/50		10,000	11,716
Alabama Power Co.
5.50%	03/15/41		9,000	12,356
Ameren Corp.
3.50%	01/15/31		15,000	17,190
Appalachian Power Co.
4.45%	06/01/45		10,000	12,270
Appalachian Power Co., Series X
3.30%	06/01/27		40,000	44,050
Black Hills Corp.
4.35%	05/01/33		35,000	41,564
Consolidated Edison Co. of New York, Inc.,
Series 2017
3.88%	06/15/47		10,000	11,767
Consolidated Edison Co. of New York, Inc.,
Series 20B
3.95%	04/01/50		60,000	72,950
Duke Energy Carolinas LLC
3.75%	06/01/45		70,000	83,257
Duquesne Light Holdings, Inc.
5.90%	12/01/21	[3]	22,000	23,121
Evergy, Inc.
2.45%	09/15/24		5,000	5,301

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Electric (continued)
FirstEnergy Transmission LLC
5.45%	07/15/44	[3]	$55,000	$70,515
Florida Power & Light Co.
4.13%	02/01/42		90,000	112,657
Interstate Power and Light Co.
2.30%	06/01/30		20,000	21,167
ITC Holdings Corp.
4.05%	07/01/23		10,000	10,822
Metropolitan Edison Co.
4.00%	04/15/25	[3]	9,000	10,091
4.30%	01/15/29	[3]	15,000	17,642
MidAmerican Energy Co.
4.25%	05/01/46		10,000	12,610
Narragansett Electric Co. (The)
3.40%	04/09/30	[3]	10,000	11,415
Northern States Power Co./MN
4.13%	05/15/44		10,000	12,673
PacifiCorp.
4.13%	01/15/49		45,000	56,031
PNM Resources, Inc.
3.25%	03/09/21		10,000	10,115
Public Service Co. of New Mexico
3.85%	08/01/25		45,000	48,853
Southern Co. (The)
3.25%	07/01/26		6,000	6,695
Tucson Electric Power Co.
3.85%	03/15/23		60,000	63,784
Virginia Electric and Power Co., Series B
3.80%	09/15/47		20,000	24,441
Vistra Operations Co. LLC
3.55%	07/15/24	[3]	6,000	6,404
Xcel Energy, Inc.
4.80%	09/15/41		55,000	68,747

				900,204

Energy — 6.74%
BP Capital Markets America, Inc.
3.63%	04/06/30		45,000	51,746
Chevron Corp.
2.24%	05/11/30		20,000	21,249
Concho Resources, Inc.
2.40%	02/15/31		35,000	33,498
Enbridge Energy Partners LP
5.50%	09/15/40		10,000	12,061
Energy Transfer Operating LP
4.95%	06/15/28		25,000	26,507
5.00%	05/15/50		15,000	13,895
5.25%	04/15/29		10,000	10,809
5.50%	06/01/27		37,000	40,796

See accompanying notes to Schedule of Portfolio Investments.

31 / Semi-Annual Report September 2020

Corporate Bond Fund

Schedule of Portfolio Investments

September 30, 2020 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Energy (continued)
6.13%	12/15/45		$12,000	$12,192
EQM Midstream Partners LP
6.50%	07/15/48		8,000	7,560
EQT Corp.
3.90%	10/01/27		5,000	4,613
Equinor ASA (Norway)
3.25%	11/18/49	[2]	6,000	6,374
3.70%	04/06/50	[2]	5,000	5,750
Exxon Mobil Corp.
2.61%	10/15/30		25,000	27,054
4.33%	03/19/50		35,000	44,047
Hess Corp.
4.30%	04/01/27		33,000	34,627
KeySpan Gas East Corp.
5.82%	04/01/41	[3]	15,000	20,847
Kinder Morgan Energy Partners LP
5.80%	03/15/35		15,000	18,081
Kinder Morgan Energy Partners LP (MTN)
6.95%	01/15/38		15,000	19,643
Kinder Morgan, Inc. (GMTN)
7.80%	08/01/31		15,000	20,740
NGPL PipeCo LLC
4.38%	08/15/22	[3]	30,000	31,161
4.88%	08/15/27	[3]	10,000	10,903
Occidental Petroleum Corp.
3.50%	08/15/29		5,000	3,839
Petroleos Mexicanos (Mexico)
7.69%	01/23/50	[2,3]	40,000	33,630
Plains All American Pipeline LP/PAA
Finance Corp.
4.50%	12/15/26		19,000	20,259
4.65%	10/15/25		20,000	21,607
Rockies Express Pipeline LLC
6.88%	04/15/40	[3]	17,000	17,786
Ruby Pipeline LLC
7.75%	04/01/22	[3]	6,818	5,737
Sabine Pass Liquefaction LLC
4.20%	03/15/28		3,000	3,257
5.75%	05/15/24		25,000	28,269
Shell International Finance BV (Netherlands)
2.38%	11/07/29	[2]	25,000	26,309
3.13%	11/07/49	[2]	20,000	20,591
Southern Co. Gas Capital Corp.
2.45%	10/01/23		13,000	13,648
4.40%	06/01/43		10,000	11,955
5.88%	03/15/41		30,000	41,720
Southern Natural Gas Co. LLC
4.80%	03/15/47	[3]	15,000	16,705

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Energy (continued)
Sunoco Logistics Partners Operations LP
5.40%	10/01/47		$6,000	$5,665
TC PipeLines LP
3.90%	05/25/27		15,000	16,145
4.38%	03/13/25		30,000	32,627
4.65%	06/15/21		10,000	10,269
Texas Eastern Transmission LP
2.80%	10/15/22	[3]	40,000	41,205
TransCanada PipeLines Ltd. (Canada)
5.00%	10/16/43	[2]	15,000	18,022
Western Midstream Operating LP
5.05%	02/01/30		10,000	9,746
Williams Cos., Inc. (The)
3.70%	01/15/23		7,000	7,403
3.90%	01/15/25		8,000	8,752

				889,299

Finance — 7.85%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust
(Ireland)
3.88%	01/23/28	[2]	14,000	13,004
Air Lease Corp.
3.63%	12/01/27		29,000	28,664
Avolon Holdings Funding Ltd.
(Cayman Islands)
2.88%	02/15/25	[2,3]	15,000	13,769
Citigroup, Inc.
2.57%	06/03/31	[1]	75,000	78,774
2.88%	07/24/23	[1]	50,000	51,890
3.67%	07/24/28	[1]	20,000	22,500
Ford Motor Credit Co. LLC
3.34%	03/28/22		54,000	53,855
4.25%	09/20/22		19,000	19,196
5.75%	02/01/21		5,000	5,044
GE Capital International Funding Co. (Ireland)
3.37%	11/15/25	[2]	60,000	64,281
4.42%	11/15/35	[2]	118,000	123,923
General Motors Financial Co., Inc.
3.20%	07/06/21		5,000	5,077
4.20%	11/06/21		20,000	20,644
4.38%	09/25/21		20,000	20,637
Goldman Sachs Group, Inc. (The)
2.60%	02/07/30		115,000	121,631
2.91%	07/24/23	[1]	35,000	36,381
3.27%	09/29/25	[1]	30,000	32,485
3.50%	11/16/26		5,000	5,538
Intercontinental Exchange, Inc.
1.85%	09/15/32		15,000	14,988
3.00%	06/15/50		5,000	5,229

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2020 / 32

Corporate Bond Fund

Schedule of Portfolio Investments

September 30, 2020 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Finance (continued)
(LIBOR USD 3-Month plus 0.65%)
0.90%	06/15/23	[4]	$25,000	$25,156
Morgan Stanley (GMTN)
3.70%	10/23/24		5,000	5,551
3.77%	01/24/29	[1]	20,000	22,751
Morgan Stanley (MTN)
3.62%	04/01/31	[1]	65,000	74,867
Morgan Stanley, Series F
3.88%	04/29/24		20,000	22,089
Nationwide Building Society
(United Kingdom)
3.62%	04/26/23	[1,2,3]	10,000	10,395
3.77%	03/08/24	[1,2,3]	40,000	42,541
Park Aerospace Holdings Ltd.
(Cayman Islands)
5.50%	02/15/24	[2,3]	5,000	5,042
Pipeline Funding Co. LLC
7.50%	01/15/30	[3]	9,113	12,397
Raymond James Financial, Inc.
3.63%	09/15/26		40,000	46,053
4.65%	04/01/30		25,000	30,476

				1,034,828

Food — 1.06%
Conagra Brands, Inc.
4.60%	11/01/25		6,000	6,973
General Mills, Inc.
4.20%	04/17/28		5,000	5,907
Kraft Heinz Foods Co.
4.38%	06/01/46		10,000	10,277
4.63%	10/01/39	[3]	39,000	41,394
5.00%	07/15/35		13,000	15,019
Kroger Co. (The)
4.50%	01/15/29		5,000	6,137
Smithfield Foods, Inc.
3.35%	02/01/22	[3]	35,000	35,549
5.20%	04/01/29	[3]	5,000	5,855
Tyson Foods, Inc.
4.35%	03/01/29		10,000	12,136

				139,247

Health Care — 12.38%
AbbVie, Inc.
3.80%	03/15/25	[3]	20,000	22,312
4.40%	11/06/42		85,000	101,003
4.55%	03/15/35	[3]	10,000	12,327
Alcon Finance Corp.
3.00%	09/23/29	[3]	55,000	59,600
Amgen, Inc.
3.15%	02/21/40		35,000	37,363

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Health Care (continued)
4.40%	05/01/45		$20,000	$24,749
Anthem, Inc.
3.70%	09/15/49		10,000	11,238
4.38%	12/01/47		10,000	12,269
Ascension Health, Series B
2.53%	11/15/29		10,000	10,852
AstraZeneca PLC (United Kingdom)
3.38%	11/16/25	[2]	10,000	11,221
Banner Health, Series 2020
3.18%	01/01/50		5,000	5,471
Barnabas Health, Inc., Series 2012
4.00%	07/01/28		5,000	5,617
Baxter International, Inc.
3.95%	04/01/30	[3]	10,000	12,004
Bayer U.S. Finance II LLC
3.88%	12/15/23	[3]	5,000	5,467
4.25%	12/15/25	[3]	10,000	11,459
4.38%	12/15/28	[3]	25,000	29,395
4.88%	06/25/48	[3]	35,000	43,572
Becton Dickinson and Co.
3.79%	05/20/50		30,000	33,709
4.67%	06/06/47		5,000	6,204
Boston Scientific Corp.
2.65%	06/01/30		35,000	37,308
Bristol Myers Squibb Co.
3.90%	02/20/28		13,000	15,407
Centene Corp.
3.00%	10/15/30		21,000	21,450
4.63%	12/15/29		25,000	26,999
5.38%	08/15/26	[3]	4,000	4,249
Children’s Hospital Medical Center/Cincinnati OH
2.82%	11/15/50		20,000	19,993
Cigna Corp.
2.40%	03/15/30		16,000	16,628
3.88%	10/15/47		15,000	16,730
4.38%	10/15/28		25,000	29,779
City of Hope, Series 2018
4.38%	08/15/48		10,000	12,431
CVS Health Corp.
3.25%	08/15/29		60,000	66,176
5.05%	03/25/48		50,000	63,859
DENTSPLY SIRONA, Inc.
3.25%	06/01/30		40,000	43,558
Elanco Animal Health, Inc.
5.90%	08/28/28		5,000	5,794
Fresenius Medical Care U.S. Finance II, Inc.
5.88%	01/31/22	[3]	50,000	53,207
Fresenius U.S. Finance II, Inc.
4.25%	02/01/21	[3]	35,000	35,408

See accompanying notes to Schedule of Portfolio Investments.

33 / Semi-Annual Report September 2020

Corporate Bond Fund

Schedule of Portfolio Investments

September 30, 2020 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Health Care (continued)
Gilead Sciences, Inc.
(LIBOR USD 3-Month plus 0.52%)
0.74%	09/29/23	[4]	$50,000	$50,067
Hackensack Meridian Health, Inc.,
Series 2020
2.88%	09/01/50		30,000	29,615
HCA, Inc.
5.00%	03/15/24		49,000	54,896
5.25%	06/15/49		17,000	20,860
Humana, Inc.
3.95%	03/15/27		20,000	22,877
Kaiser Foundation Hospitals
3.15%	05/01/27		10,000	11,217
Kaiser Foundation Hospitals, Series 2019
3.27%	11/01/49		25,000	27,890
Mayo Clinic, Series 2013
4.00%	11/15/47		25,000	31,390
MedStar Health, Inc., Series 20A
3.63%	08/15/49		10,000	10,870
Memorial Sloan-Kettering Cancer Center
4.13%	07/01/52		5,000	6,474
Methodist Hospital (The), Series 20A
2.71%	12/01/50		30,000	30,027
NYU Langone Hospitals, Series 2020
3.38%	07/01/55		15,000	15,222
OhioHealth Corp., Series 2020
3.04%	11/15/50		15,000	16,568
Partners Healthcare System, Inc.,
Series 2020
3.34%	07/01/60		10,000	11,123
Pfizer, Inc.
4.10%	09/15/38		10,000	12,483
Providence St. Joseph Health Obligated Group, Series H
2.75%	10/01/26		10,000	11,001
Quest Diagnostics, Inc.
4.20%	06/30/29		25,000	29,813
Regeneron Pharmaceuticals, Inc.
1.75%	09/15/30		70,000	68,581
Royalty Pharma PLC (United Kingdom)
0.75%	09/02/23	[2,3]	25,000	24,974
1.75%	09/02/27	[2,3]	45,000	45,171
Sharp HealthCare, Series 20B
2.68%	08/01/50		50,000	51,380
Takeda Pharmaceutical Co. Ltd. (Japan)
2.05%	03/31/30	[2]	20,000	20,264
Thermo Fisher Scientific, Inc.
4.50%	03/25/30		11,000	13,623
UnitedHealth Group, Inc.
3.13%	05/15/60		10,000	10,782

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Health Care (continued)
3.70%	08/15/49		$15,000	$17,999
4.25%	04/15/47		15,000	19,169
Upjohn, Inc.
1.13%	06/22/22	[3]	15,000	15,120
Zimmer Biomet Holdings, Inc.
3.55%	03/20/30		25,000	28,048

				1,632,312

Industrials — 2.39%
Amcor Finance USA, Inc.
3.63%	04/28/26		10,000	11,146
BAE Systems Holdings, Inc.
3.85%	12/15/25	[3]	20,000	22,607
BAE Systems PLC (United Kingdom)
3.40%	04/15/30	[2,3]	30,000	33,609
Bemis Co., Inc.
2.63%	06/19/30		5,000	5,328
Boeing Co. (The)
5.93%	05/01/60		20,000	24,881
CCL Industries, Inc. (Canada)
3.05%	06/01/30	[2,3]	25,000	26,739
General Electric Co. (MTN)
(LIBOR USD 3-Month plus 0.38%)
0.63%	05/05/26	[4]	10,000	9,297
L3Harris Technologies, Inc.
3.85%	06/15/23		50,000	54,129
Northrop Grumman Corp.
5.25%	05/01/50		30,000	43,093
Sonoco Products Co.
3.13%	05/01/30		10,000	10,870
Sydney Airport Finance Co. Pty Ltd. (Australia)
3.63%	04/28/26	[2,3]	5,000	5,384
Trane Technologies Luxembourg Finance SA (Luxembourg)
3.55%	11/01/24	[2]	5,000	5,514
WRKCo, Inc.
3.00%	09/15/24		30,000	32,236
3.00%	06/15/33		5,000	5,461
4.90%	03/15/29		20,000	24,591

				314,885

Information Technology — 3.30%
Amazon.com, Inc.
2.50%	06/03/50		50,000	51,175
Apple, Inc.
2.65%	05/11/50		60,000	63,260
Broadcom, Inc.
2.25%	11/15/23		30,000	31,204
3.63%	10/15/24		35,000	38,184

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2020 / 34

Corporate Bond Fund

Schedule of Portfolio Investments

September 30, 2020 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Information Technology (continued)
Fiserv, Inc.
2.65%	06/01/30		$15,000	$16,182
Intel Corp.
3.25%	11/15/49		15,000	16,860
Microsoft Corp.
2.53%	06/01/50		85,000	88,750
NVIDIA Corp.
3.50%	04/01/50		25,000	29,453
NXP BV/NXP Funding LLC (Netherlands)
3.88%	09/01/22	[2,3]	30,000	31,719
Oracle Corp.
3.60%	04/01/50		60,000	68,010

				434,797

Insurance — 5.48%
Allstate Corp. (The)
3.85%	08/10/49		25,000	29,992
Aon Corp.
2.80%	05/15/30		45,000	48,826
3.75%	05/02/29		5,000	5,780
Berkshire Hathaway Finance Corp.
4.20%	08/15/48		20,000	25,751
Farmers Insurance Exchange
4.75%	11/01/57	[1,3]	55,000	57,362
Guardian Life Insurance Co. of America (The)
3.70%	01/22/70	[3]	45,000	47,214
Marsh & McLennan Cos., Inc.
2.25%	11/15/30		10,000	10,483
Massachusetts Mutual Life Insurance Co.
3.38%	04/15/50	[3]	47,000	48,117
Metropolitan Life Global Funding I
2.95%	04/09/30	[3]	40,000	44,953
3.45%	10/09/21	[3]	42,000	43,328
Nationwide Mutual Insurance Co.
2.54%	12/15/24	[1,3]	30,000	30,001
New York Life Insurance Co.
3.75%	05/15/50	[3]	95,000	107,599
Pacific LifeCorp.
3.35%	09/15/50	[3]	25,000	25,329
Pricoa Global Funding I
2.55%	11/24/20	[3]	100,000	100,306
Teachers Insurance & Annuity
Association of America
4.38%	09/15/54	[1,3]	65,000	69,387
Travelers Cos., Inc. (The)
4.05%	03/07/48		10,000	12,456
Willis North America, Inc.
2.95%	09/15/29		15,000	16,195

				723,079

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Materials — 0.67%
Georgia-Pacific LLC
2.30%	04/30/30	[3]	$15,000	$15,923
International Flavors & Fragrances, Inc.
4.45%	09/26/28		5,000	5,876
5.00%	09/26/48		50,000	62,071
Sherwin-Williams Co. (The)
2.30%	05/15/30		5,000	5,226

				89,096

Real Estate Investment Trust (REIT) — 5.78%
Alexandria Real Estate Equities, Inc.
3.80%	04/15/26		50,000	57,343
4.50%	07/30/29		11,000	13,274
American Campus Communities
Operating Partnership LP
3.30%	07/15/26		10,000	10,722
3.63%	11/15/27		35,000	37,090
3.75%	04/15/23		25,000	26,302
3.88%	01/30/31		10,000	10,932
AvalonBay Communities, Inc. (MTN)
2.45%	01/15/31		10,000	10,716
Boston Properties LP
3.25%	01/30/31		10,000	10,793
3.40%	06/21/29		5,000	5,452
Crown Castle International Corp.
3.30%	07/01/30		45,000	49,292
CubeSmart LP
4.38%	02/15/29		5,000	5,875
CyrusOne LP/CyrusOne Finance Corp.
2.90%	11/15/24		5,000	5,310
3.45%	11/15/29		45,000	48,868
Essex Portfolio LP
2.65%	03/15/32		5,000	5,287
GLP Capital LP/GLP Financing II, Inc.
3.35%	09/01/24		5,000	5,085
4.00%	01/15/30		20,000	20,800
4.00%	01/15/31		45,000	46,912
Healthcare Realty Trust, Inc.
3.63%	01/15/28		30,000	33,055
3.75%	04/15/23		5,000	5,371
Healthcare Trust of America Holdings LP
3.75%	07/01/27		65,000	72,411
Healthpeak Properties, Inc.
3.88%	08/15/24		10,000	11,053
Hudson Pacific Properties LP
3.95%	11/01/27		50,000	53,867
Kilroy Realty LP
2.50%	11/15/32		15,000	14,720
3.45%	12/15/24		10,000	10,589

See accompanying notes to Schedule of Portfolio Investments.

35 / Semi-Annual Report September 2020

Corporate Bond Fund

Schedule of Portfolio Investments

September 30, 2020 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Real Estate Investment Trust (REIT) (continued)
Lexington Realty Trust
2.70%	09/15/30		$45,000	$45,975
Life Storage LP
2.20%	10/15/30		40,000	40,071
Mid-America Apartments LP
1.70%	02/15/31		10,000	9,856
SL Green Operating Partnership LP
3.25%	10/15/22		45,000	45,937
(LIBOR USD 3-Month plus 0.98%)
1.26%	08/16/21	[4]	15,000	14,896
UDR, Inc. (MTN)
4.40%	01/26/29		5,000	5,912
Ventas Realty LP
4.13%	01/15/26		10,000	11,244
4.75%	11/15/30		15,000	17,643

				762,653

Retail — 1.29%
Alimentation Couche-Tard, Inc. (Canada)
3.80%	01/25/50	[2,3]	60,000	66,596
Family Dollar Stores, Inc.
5.00%	02/01/21		5,000	5,071
Home Depot, Inc. (The)
3.90%	12/06/28		5,000	5,991
Lowe’s Cos., Inc.
3.65%	04/05/29		25,000	28,810
McDonald’s Corp. (MTN)
4.20%	04/01/50		30,000	36,723
Starbucks Corp.
3.35%	03/12/50		5,000	5,184
3.80%	08/15/25		5,000	5,660
Walgreens Boots Alliance, Inc.
4.80%	11/18/44		15,000	16,463

				170,498

Services — 1.61%
Duke University, Series 2020
2.83%	10/01/55		5,000	5,315
Emory University, Series 2020
2.97%	09/01/50		10,000	10,989
IHS Markit Ltd. (Bermuda)
4.00%	03/01/26	[2,3]	50,000	55,866
4.75%	08/01/28	[2]	5,000	5,957
5.00%	11/01/22	[2,3]	5,000	5,374
Massachusetts Institute of Technology
3.96%	07/01/38		10,000	12,476
Northwestern University
3.69%	12/01/38		10,000	11,628

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Services (continued)
President and Fellows of Harvard College
2.52%	10/15/50		$10,000	$10,470
RELX Capital, Inc.
4.00%	03/18/29		35,000	41,134
University of Chicago (The), Series 20B
2.76%	04/01/45		5,000	5,185
University of Southern California
2.81%	10/01/50		10,000	10,669
Waste Connections, Inc. (Canada)
2.60%	02/01/30	[2]	5,000	5,393
3.05%	04/01/50	[2]	25,000	26,344
William Marsh Rice University
2.60%	05/15/50		5,000	5,127

				211,927

Transportation — 1.04%
Burlington Northern Santa Fe LLC
4.40%	03/15/42		18,000	22,657
Delta Air Lines Pass-Through Trust,
Series 2020-1, Class AA
2.00%	06/10/28		25,000	24,295
JetBlue Airways Pass-Through Trust,
Series 2019-1, Class AA
2.75%	05/15/32		14,817	14,312
JetBlue Airways Pass-Through Trust,
Series 2020-1, Class A
4.00%	11/15/32		30,000	30,877
U.S. Airways Pass-Through Trust,
Series 2011-1, Class A
7.13%	10/22/23		25,397	21,390
U.S. Airways Pass-Through Trust,
Series 2012-1, Class A
5.90%	10/01/24		16,540	15,547
United Airlines Pass-Through Trust,
Series 2016-2, Class AA
2.88%	10/07/28		8,678	8,226

				137,304

Water — 0.44%
American Water Capital Corp.
3.45%	05/01/50		51,000	57,853

Total Corporates
(Cost $9,899,699)				10,177,034

MORTGAGE-BACKED — 2.05%**

Non-Agency Commercial
Mortgage-Backed — 0.90%

Commercial Mortgage Trust,
Series 2013-CR7, Class XA (IO)
1.37%	03/10/46	[1]	338,021	8,351
Commercial Mortgage Trust,
Series 2014-UBS5, Class XA (IO)

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2020 / 36

Corporate Bond Fund

Schedule of Portfolio Investments

September 30, 2020 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Commercial
Mortgage-Backed (continued)
1.03%	09/10/47	[1,5,6]	$630,690	$16,652
Commercial Mortgage Trust,
Series 2014-UBS6, Class XA (IO)
1.04%	12/10/47	[1]	483,564	14,126
DBUBS Mortgage Trust,
Series 2011-LC1A, Class XA (IO)
0.79%	11/10/46	[1,3]	1,575,960	103
GS Mortgage Securities Trust,
Series 2010-C1, Class X (IO)
1.18%	08/10/43	[1,3]	3,678,138	44,552
GS Mortgage Securities Trust,
Series 2011-GC3, Class X (IO)
0.66%	03/10/44	[1,3]	1,652,414	2,958
JPMorgan Chase Commercial Mortgage
Securities Trust, Series 2011-C3,
Class XA (IO)
1.14%	02/15/46	[1,3]	590,826	2,921
Morgan Stanley Bank of America Merrill
Lynch Trust, Series 2012-C5,
Class XA (IO)
1.57%	08/15/45	[1,3]	238,869	4,538
Morgan Stanley Bank of America Merrill
Lynch Trust, Series 2012-C6,
Class XA (IO)
1.76%	11/15/45	[1,3,5,6]	153,615	3,681
UBS-Barclays Commercial Mortgage Trust,
Series 2012-C3, Class XB (IO)
0.31%	08/10/49	[1,3,5,6]	2,200,000	9,459
WF-RBS Commercial Mortgage Trust,
Series 2012-C7, Class XA (IO)
1.47%	06/15/45	[1,3]	782,224	11,368

				118,709

U.S. Agency Commercial
Mortgage-Backed — 0.54%
Fannie Mae-Aces, Series 2014-M6,
Class X2 (IO)
0.45%	05/25/21	[1]	8,672,151	8,126
Fannie Mae-Aces, Series 2015-M4,
Class X2 (IO)
0.48%	07/25/22	[1]	499,044	1,885
Freddie Mac Multifamily Structured
Pass-Through Certificates, Series K723,
Class X1 (IO)
1.07%	08/25/23	[1]	926,509	19,940
Ginnie Mae, Series 2009-111, Class IO (IO)
0.22%	09/16/51	[1]	585,863	29,924
Ginnie Mae, Series 2011-53, Class IO (IO)
0.00%	05/16/51	[1]	2,362,754	4,382
Ginnie Mae, Series 2012-144, Class IO (IO)
0.39%	01/16/53	[1]	333,982	6,709

				70,966

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed — 0.61%
Fannie Mae REMICS, Series 2011-116,
Class SA (IO)
(-1.00 X LIBOR USD 1-Month plus 6.55%, 6.55% Cap)
5.85%	11/25/41	[4]	$72,414	$10,971
Fannie Mae REMICS, Series 2012-128,
Class UA
2.50%	06/25/42		30,930	31,639
Freddie Mac REMICS, Series 4638,
Class UF
(LIBOR USD 1-Month plus 1.00%)
1.15%	09/15/44	[4]	37,832	38,020

				80,630

Total Mortgage-Backed
(Cost $349,349)				270,305

MUNICIPAL BONDS — 1.50%*
California — 0.78%
Los Angeles Department of Airports,
Revenue Bonds, Port, Airport and Marina
Improvements, Series A
3.89%	05/15/38		15,000	17,568
Los Angeles Department of Water & Power
Power System Revenue, Build America
Taxable Bonds, Water Utility Improvements,
Series SY
6.01%	07/01/39		5,000	7,003
Los Angeles Unified School District, Build
America Bonds, School Improvements,
Series RY
6.76%	07/01/34		5,000	7,397
Los Angeles Unified School District, Build
America Taxable Bonds, School
Improvements, Series KR
5.75%	07/01/34		5,000	6,988
5.76%	07/01/29		5,000	6,459
Regents of the University of California
Medical Center Pooled Revenue, Taxable
Bonds, Health, Hospital and Nursing Home
Improvements, Series N
3.01%	05/15/50		30,000	32,444
3.26%	05/15/60		5,000	5,509
Santa Clara Valley Transportation Authority,
Build America Bonds, Transit Improvements
5.88%	04/01/32		10,000	13,087
University of California, Taxable, College &
University, Revenue Bonds, University &
College Improvements, Series AJ
4.60%	05/15/31		5,000	6,054

				102,509

See accompanying notes to Schedule of Portfolio Investments.

37 / Semi-Annual Report September 2020

Corporate Bond Fund

Schedule of Portfolio Investments

September 30, 2020 (Unaudited)

Issues	Maturity Date	Principal Amount	Value
MUNICIPAL BONDS (continued)
Florida — 0.21%
County of Miami-Dade Aviation Revenue
Bonds, Airport and Marina Improvements,
Series D
3.50%	10/01/31	$15,000	$15,952
Greater Orlando Aviation Authority, Port,
Airport and Marina Improvements, Series A
5.00%	10/01/44	10,000	12,013

			27,965

Missouri — 0.05%
Health & Educational Facilities Authority of the State of Missouri, Taxable Revenue
Bonds, Washington University, University and College Improvements
3.65%	08/15/57	5,000	6,180

New York — 0.34%
Metropolitan Transportation Authority, Green
Taxable Bonds, Transit Improvements,
Series C2
5.18%	11/15/49	5,000	5,217
New York City Transitional Finance Authority
Future Tax Secured Revenue Bonds,
Taxable Bonds, Public Improvements
3.96%	08/01/32	30,000	34,270
New York City Transitional Finance Authority
Future Tax Secured Revenue, Taxable
Bonds, Public Improvements
3.73%	08/01/29	5,000	5,715

			45,202

Ohio — 0.12%
Ohio, Taxable Revenue Bonds, Advanced
Refunding, Cleveland Clinic
2.89%	01/01/32	15,000	16,498

Total Municipal Bonds
(Cost $190,043)			198,354

U.S. TREASURY SECURITIES — 0.30%
U.S. Treasury Notes — 0.30%
U.S. Treasury Notes
0.25%	09/30/25	39,000	38,962

Total U.S. Treasury Securities
(Cost $38,957)			38,962

Total Bonds – 81.01%
(Cost $10,478,048)			10,684,655

Issues	Maturity Date		Principal Amount/Shares	Value
SHORT-TERM INVESTMENTS — 18.84%
Commercial Paper — 0.08%
Ford Motor Credit Co. LLC
2.88%[7]	01/08/21	[3]	$5,000	$4,959
3.20%[7]	10/08/20	[3]	5,000	4,999

				9,958

Money Market Funds — 4.36%
Dreyfus Government Cash Management
Fund
2.33%[8]			554,000	554,000
Fidelity Investments Money Market Funds -
Government Portfolio
1.00%[8]			21,112	21,112

				575,112

U.S. Agency Discount Notes — 2.27%
Federal Home Loan Bank
0.10%[7]	11/10/20		300,000	299,980

U.S. Treasury Bills — 12.13%
U.S. Cash Management Bills
0.09%[7]	02/16/21		250,000	249,909
U.S. Cash Management Bills, Series WI
0.11%[7]	01/26/21		250,000	249,907
U.S. Treasury Bills
0.11%[7]	02/04/21		800,000	799,706
0.11%[7]	02/11/21		300,000	299,892

				1,599,414

Total Short-Term Investments
(Cost $2,484,442)				2,484,464

Total Investments – 99.85%
(Cost $12,962,490)				13,169,119

Cash and Other Assets, Less
Liabilities – 0.15%				20,068

Net Assets – 100.00%				$13,189,187

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2020 / 38

Corporate Bond Fund

Schedule of Portfolio Investments

September 30, 2020 (Unaudited)

[1]

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions.

[2]	U.S. dollar-denominated security issued by foreign-domiciled entity.
[3]

Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

[4]	Floating rate security. The rate disclosed was in effect at September 30, 2020.
[5]	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
[6]	Illiquid security as determined under procedures approved by the Board of Trustees. The aggregate value of illiquid securities is $29,792, which is 0.23% of total net assets.
[7]	Represents annualized yield at date of purchase.
[8]	Represents the current yield as of September 30, 2020.

*	Securities with a call or reset feature will have an effective maturity date sooner than the stated maturity.
**	Securities backed by mortgage or consumer loans where payment is periodically made will have an effective maturity date sooner than the stated maturity date.

Note: For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for more meaningful presentation for investors.

(BKNT): Banker’s Note, Inc.

(GMTN): Global medium-term note

(IO): Interest only

(LIBOR): London InterBank Offer Rate

(MTN): Medium-term Note

(USD): U.S. dollar

Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)
FUTURES CONTRACTS: LONG POSITIONS
U.S. Treasury Five Year Note	7	12/31/20	$882,219	$522	$522
FUTURES CONTRACTS: SHORT POSITIONS
U.S. Treasury Ten Year Ultra Bond	3	12/21/20	(479,766)	(991)	(991)
U.S. Treasury Ultra Bond	2	12/21/20	(443,625)	3,185	3,185

			(923,391)	2,194	2,194

TOTAL FUTURES CONTRACTS			$(41,172)	$2,716	$2,716

See accompanying notes to Schedule of Portfolio Investments.

39 / Semi-Annual Report September 2020

Flexible Income Fund

Schedule of Portfolio Investments

September 30, 2020 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
BONDS – 68.67%
ASSET-BACKED SECURITIES — 4.97%**
Aimco CLO 11 Ltd., Series 2020-11A,
Class A (Cayman Islands)
(LIBOR USD 3-Month plus 1.38%)
1.60%	10/15/31	[1,2,3]	$185,000	$185,093
AMMC CLO 19 Ltd., Series 2016-19A,
Class AR (Cayman Islands)
(LIBOR USD 3-Month plus 1.14%)
1.42%	10/16/28	[1,2,3]	15,000	14,884
AMMC CLO XIV Ltd., Series 2014-14A,
Class A1LR (Cayman Islands)
(LIBOR USD 3-Month plus 1.25%)
1.49%	07/25/29	[1,2,3]	10,000	9,931
Bombardier Capital Mortgage Securitization
Corp. Trust, Series 1999-B, Class A2
6.98%	12/15/29	[4]	997,492	248,067
Cedar Funding XII CLO Ltd.,
Series 2020-12A, Class A (Cayman Islands)
(LIBOR USD 3-Month plus 1.27%)
0.00%	10/25/32	[1,2,3]	250,000	250,313
Conseco Finance Securitizations Corp.,
Series 2000-1, Class A5
8.06%	09/01/29	[4]	152,989	50,626
CoreVest American Finance Trust,
Series 2019-3, Class XA (IO)
2.19%	10/15/52	[3,4]	968,286	77,897
Dryden XXVI Senior Loan Fund,
Series 2013-26A, Class AR
(Cayman Islands)
(LIBOR USD 3-Month plus 0.90%)
1.18%	04/15/29	[1,2,3]	64,000	63,373
Dryden XXVIII Senior Loan Fund,
Series 2013-28A, Class A1LR
(Cayman Islands)
(LIBOR USD 3-Month plus 1.20%)
1.48%	08/15/30	[1,2,3]	10,000	9,919
Eaton Vance CLO Ltd., Series 2020-1A,
Class A (Cayman Islands)
(LIBOR USD 3-Month plus 1.65%)
1.90%	10/15/30	[1,2,3]	90,000	89,884
GCO Education Loan Funding Trust II,
Series 2006-2AR, Class A1RN
(LIBOR USD 1-Month plus 0.65%)
0.80%	08/27/46	[2,3]	67,480	64,432
GoldenTree Loan Management U.S. CLO 8
Ltd., Series 2020-8A, Class A
(Cayman Islands)
(LIBOR USD 3-Month plus 1.55%)
1.75%	07/20/31	[1,2,3]	85,000	85,053
J.G. Wentworth XXX LLC,
Series 2013-3A, Class A
4.08%	01/17/73	[3]	49,833	57,262

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
J.G. Wentworth XXXII LLC,
Series 2014-2A, Class A
3.61%	01/17/73	[3]	$51,573	$57,696
JPMorgan Mortgage Acquisition Trust,
Series 2006-CW2, Class AF5
(STEP-reset date 11/25/20)
6.34%	08/25/36		115,132	87,651
Magnetite XXVII CLO Ltd., Series 2020-27A,
Class A1 (Cayman Islands)
(LIBOR USD 3-Month plus 1.55%)
1.82%	07/20/33	[1,2,3]	85,000	85,040
Nelnet Student Loan Trust, Series 2015-3A,
Class A3
(LIBOR USD 1-Month plus 0.90%)
1.05%	06/25/54	[2,3]	100,000	97,499
OHA Credit Funding 7 Ltd., Series 2020-7A,
Class A (Cayman Islands)
(LIBOR USD 3-Month plus 1.25%)
0.00%	10/19/32	[1,2,3]	275,000	275,344
Palmer Square Loan Funding Ltd.,
Series 2019-4A, Class A1 (Cayman Islands)
1.16%	10/24/27	[1,2,3]	34,013	33,807
Palmer Square Loan Funding Ltd.,
Series 2020-2A, Class A2 (Cayman Islands)
(LIBOR USD 3-Month plus 1.55%)
1.82%	04/20/28	[1,2,3]	10,000	9,928
PHEAA Student Loan Trust, Series 2014-3A,
Class A
(LIBOR USD 1-Month plus 0.59%)
0.74%	08/25/40	[2,3]	46,767	45,607
Rockford Tower CLO Ltd., Series 2017-2A,
Class AR (Cayman Islands)
(LIBOR USD 3-Month plus 1.02%)
1.30%	10/15/29	[1,2,3]	55,000	54,297
Rockford Tower CLO Ltd., Series 2017-3A,
Class A (Cayman Islands)
(LIBOR USD 3-Month plus 1.19%)
1.46%	10/20/30	[1,2,3]	175,000	173,687
SLM Student Loan Trust, Series 2004-1,
Class B
(LIBOR USD 3-Month plus 0.50%)
0.74%	07/25/39	[2]	68,346	62,553
SLM Student Loan Trust, Series 2007-2,
Class B
(LIBOR USD 3-Month plus 0.17%)
0.41%	07/25/25	[2]	115,000	98,894
SLM Student Loan Trust, Series 2008-5,
Class A4
(LIBOR USD 3-Month plus 1.70%)
1.94%	07/25/23	[2]	9,319	9,208

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2020 / 40

Flexible Income Fund

Schedule of Portfolio Investments

September 30, 2020 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
SLM Student Loan Trust, Series 2008-7,
Class A4
(LIBOR USD 3-Month plus 0.90%)
1.14%	07/25/23	[2]	$19,079	$18,279
SLM Student Loan Trust, Series 2008-7,
Class B
(LIBOR USD 3-Month plus 1.85%)
2.09%	07/26/83	[2]	10,000	8,996
TAL Advantage VII LLC, Series 2020-1A,
Class A
2.05%	09/20/45	[3]	150,000	150,531
TCI-Flatiron CLO Ltd., Series 2016-1A,
Class AR (Cayman Islands)
(LIBOR USD 3-Month plus 1.22%)
1.49%	07/17/28	[1,2,3]	10,000	9,959
Textainer Marine Containers VIII Ltd.,
Series 2020-2A, Class A
2.10%	09/20/45	[3]	180,000	180,285
Tif Funding II LLC, Series 2020-1A, Class A
2.09%	08/20/45	[3]	178,875	178,894
Voya CLO Ltd., Series 2020-2A, Class A1
(Cayman Islands)
(LIBOR USD 3-Month plus 1.60%)
1.78%	07/19/31	[1,2,3]	160,000	159,940

Total Asset-Backed Securities
(Cost $3,028,149)				3,004,829

BANK LOANS — 0.20%*
Communications — 0.20%
Frontier Communications Corp.,
Term Loan B, 1st Lien
(PRIME plus 2.75%)
6.00%	06/17/24	[2]	125,000	123,351

Total Bank Loans
(Cost $123,750)
CORPORATES — 26.68%*
Banking — 2.29%
Bank of America Corp.
2.59%	04/29/31	[4]	180,000	190,800
Bank of America Corp. (MTN)
1.32%	06/19/26	[4]	5,000	5,035
2.88%	10/22/30	[4]	5,000	5,409
4.08%	03/20/51	[4]	30,000	37,098
Comerica, Inc.
5.63%	10/01/69	[4]	15,000	15,787
Fifth Third Bancorp
2.55%	05/05/27		10,000	10,791
HSBC Holdings PLC (United Kingdom)
2.36%	08/18/31	[1,4]	225,000	222,732

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Banking (continued)
JPMorgan Chase & Co.
2.18%	06/01/28	[4]	$20,000	$20,906
2.52%	04/22/31	[4]	205,000	218,693
3.20%	06/15/26		5,000	5,554
Lloyds Banking Group PLC
(United Kingdom)
2.86%	03/17/23	[1,4]	220,000	226,226
3.87%	07/09/25	[1,4]	30,000	32,692
Santander UK Group Holdings PLC
(United Kingdom)
3.37%	01/05/24	[1,4]	100,000	104,566
4.80%	11/15/24	[1,4]	35,000	38,587
Wells Fargo & Co.
3.07%	04/30/41	[4]	15,000	15,761
Wells Fargo & Co. (MTN)
2.39%	06/02/28	[4]	15,000	15,673
2.57%	02/11/31	[4]	190,000	199,292
5.01%	04/04/51	[4]	15,000	20,638

				1,386,240

Communications — 3.91%
AT&T, Inc.
3.50%	09/15/53	[3]	35,000	34,002
4.35%	06/15/45		55,000	62,224
4.50%	03/09/48		15,000	17,076
4.75%	05/15/46		275,000	324,063
CCO Holdings LLC/CCO Holdings
Capital Corp.
4.50%	08/15/30	[3]	108,000	113,675
4.50%	05/01/32	[3]	111,000	115,999
Charter Communications Operating LLC/
Charter Communications Operating Capital
5.38%	05/01/47		26,000	30,878
CSC Holdings LLC
3.38%	02/15/31	[3]	15,000	14,544
6.50%	02/01/29	[3]	99,000	109,952
DISH Network Corp.
3.38%	08/15/26		57,000	52,468
Intelsat Jackson Holdings SA (Luxembourg)[5]
8.50%	10/15/24	[1,3,6]	110,000	71,500
9.75%	07/15/25	[1,3,6]	35,000	23,011
Koninklijke KPN NV (Netherlands)
8.38%	10/01/30	[1]	5,000	7,286
Level 3 Financing, Inc.
4.25%	07/01/28	[3]	100,000	101,560
National CineMedia LLC
5.88%	04/15/28	[3]	59,000	49,493
Scripps Escrow, Inc.
5.88%	07/15/27	[3]	77,000	74,883

See accompanying notes to Schedule of Portfolio Investments.

41 / Semi-Annual Report September 2020

Flexible Income Fund

Schedule of Portfolio Investments

September 30, 2020 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Communications (continued)
Sprint Spectrum Co. LLC/Sprint Spectrum
Co. II LLC/Sprint Spectrum Co. III LLC
5.15%	03/20/28	[3]	$200,000	$236,125
Time Warner Cable LLC
5.50%	09/01/41		80,000	97,227
T-Mobile USA, Inc.
2.55%	02/15/31	[3]	25,000	25,897
3.30%	02/15/51	[3]	35,000	34,729
3.88%	04/15/30	[3]	158,000	179,467
4.38%	04/15/40	[3]	15,000	17,598
Verizon Communications, Inc.
3.15%	03/22/30		5,000	5,664
4.13%	03/16/27		5,000	5,918
Virgin Media Secured Finance PLC
(United Kingdom)
4.50%	08/15/30	[1,3]	81,000	83,388
5.50%	05/15/29	[1,3]	36,000	38,701
Vodafone Group PLC (United Kingdom)
4.25%	09/17/50	[1]	35,000	40,709
4.38%	05/30/28	[1]	205,000	242,981
Walt Disney Co. (The)
2.65%	01/13/31		85,000	91,846
3.60%	01/13/51		55,000	62,215

				2,365,079

Consumer Discretionary — 1.02%
Anheuser-Busch Cos. LLC/Anheuser-Busch
InBev Worldwide, Inc.
4.90%	02/01/46		155,000	191,710
Bacardi Ltd. (Bermuda)
4.70%	05/15/28	[1,3]	5,000	5,818
5.30%	05/15/48	[1,3]	115,000	144,597
BAT Capital Corp.
2.73%	03/25/31		15,000	14,962
Reynolds American, Inc.
4.45%	06/12/25		95,000	107,016
5.70%	08/15/35		10,000	12,544
5.85%	08/15/45		115,000	140,485

				617,132

Electric — 0.38%
Evergy, Inc.
4.85%	06/01/21		20,000	20,357
Eversource Energy, Series O
4.25%	04/01/29		8,000	9,610
Pennsylvania Electric Co.
4.15%	04/15/25	[3]	5,000	5,504
Public Service Co. of New Mexico
3.85%	08/01/25		40,000	43,425

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Electric (continued)
Tucson Electric Power Co.
3.85%	03/15/23		$140,000	$148,829

				227,725

Energy — 2.66%
Antero Resources Corp.
5.00%	03/01/25		15,000	9,403
5.63%	06/01/23		50,000	36,750
Archrock Partners LP/Archrock Partners
Finance Corp.
6.25%	04/01/28	[3]	50,000	47,250
BP Capital Markets America, Inc.
3.63%	04/06/30		60,000	68,995
Endeavor Energy Resources LP/EER
Finance, Inc.
5.75%	01/30/28	[3]	49,000	49,337
Energy Transfer Operating LP
4.75%	01/15/26		10,000	10,752
4.90%	03/15/35		20,000	19,606
4.95%	06/15/28		100,000	106,028
5.00%	05/15/50		55,000	50,947
Energy Transfer Operating LP, Series B
6.63%	02/15/69	[4]	136,000	92,677
EQT Corp.
3.90%	10/01/27		5,000	4,613
Exxon Mobil Corp.
3.48%	03/19/30		60,000	69,352
4.23%	03/19/40		10,000	12,286
4.33%	03/19/50		20,000	25,170
Hess Corp.
4.30%	04/01/27		45,000	47,218
5.60%	02/15/41		20,000	21,787
Kinder Morgan Energy Partners LP
3.50%	09/01/23		8,000	8,540
4.25%	09/01/24		5,000	5,540
NGPL PipeCo LLC
4.38%	08/15/22	[3]	25,000	25,967
4.88%	08/15/27	[3]	40,000	43,613
Petroleos Mexicanos (Mexico)
5.95%	01/28/31	[1,3]	5,000	4,165
6.63%	06/15/35	[1]	5,000	4,117
6.75%	09/21/47	[1]	15,000	11,460
6.95%	01/28/60	[1,3]	5,000	3,874
7.69%	01/23/50	[1,3]	15,000	12,611
Plains All American Pipeline LP/PAA
Finance Corp.
4.65%	10/15/25		98,000	105,873
Rockies Express Pipeline LLC
4.95%	07/15/29	[3]	50,000	48,710

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2020 / 42

Flexible Income Fund

Schedule of Portfolio Investments

September 30, 2020 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Energy (continued)
Sabine Pass Liquefaction LLC
5.75%	05/15/24		$55,000	$62,191
Shell International Finance BV (Netherlands)
2.75%	04/06/30	[1]	50,000	54,810
Southern Natural Gas Co. LLC
4.80%	03/15/47	[3]	65,000	72,387
Sunoco Logistics Partners Operations LP
5.40%	10/01/47		28,000	26,437
TC PipeLines LP
3.90%	05/25/27		20,000	21,527
4.38%	03/13/25		33,000	35,890
Texas Eastern Transmission LP
2.80%	10/15/22	[3]	170,000	175,119
TransMontaigne Partners LP/
TLP Finance Corp.
6.13%	02/15/26		50,000	51,875
Transocean Phoenix 2 Ltd.
(Cayman Islands)
7.75%	10/15/24	[1,3]	16,900	15,636
Transocean Poseidon Ltd. (Cayman Islands)
6.88%	02/01/27	[1,3]	35,000	28,227
USA Compression Partners LP/USA
Compression Finance Corp.
6.88%	09/01/27		52,000	51,652
Williams Cos., Inc. (The)
4.30%	03/04/24		60,000	65,599

				1,607,991

Entertainment — 0.08%
Live Nation Entertainment, Inc.
4.75%	10/15/27	[3]	53,000	49,721

Finance — 2.67%
AerCap Ireland Capital DAC/AerCap Global
Aviation Trust (Ireland)
3.65%	07/21/27	[1]	25,000	22,927
3.88%	01/23/28	[1]	5,000	4,644
4.50%	05/15/21	[1]	10,000	10,192
5.00%	10/01/21	[1]	25,000	25,777
Air Lease Corp.
2.25%	01/15/23		25,000	25,178
Air Lease Corp. (MTN)
3.00%	02/01/30		35,000	32,636
Citigroup, Inc.
2.57%	06/03/31	[4]	145,000	152,296
4.41%	03/31/31	[4]	15,000	18,017

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Finance (continued)
Ford Motor Credit Co. LLC
3.20%	01/15/21		$370,000	$369,912
3.81%	10/12/21		6,000	6,026
4.25%	09/20/22		85,000	85,875
5.60%	01/07/22		5,000	5,125
5.75%	02/01/21		10,000	10,087
(LIBOR USD 3-Month plus 0.81%)
1.04%	04/05/21	[2]	5,000	4,930
GE Capital International Funding Co.
(Ireland)
4.42%	11/15/35	[1]	230,000	241,546
General Motors Financial Co., Inc.
3.20%	07/06/21		30,000	30,460
4.38%	09/25/21		10,000	10,319
Goldman Sachs Group, Inc. (The)
2.60%	02/07/30		55,000	58,171
3.69%	06/05/28	[4]	5,000	5,602
3.81%	04/23/29	[4]	5,000	5,707
Intercontinental Exchange, Inc.
(LIBOR USD 3-Month plus 0.65%)
0.90%	06/15/23	[2]	150,000	150,938
Morgan Stanley (GMTN)
4.43%	01/23/30	[4]	65,000	77,630
Nationwide Building Society
(United Kingdom)
3.77%	03/08/24	[1,3,4]	60,000	63,812
4.36%	08/01/24	[1,3,4]	25,000	27,127
Park Aerospace Holdings Ltd.
(Cayman Islands)
4.50%	03/15/23	[1,3]	30,000	29,746
5.25%	08/15/22	[1,3]	30,000	30,135
5.50%	02/15/24	[1,3]	5,000	5,042
Raymond James Financial, Inc.
4.65%	04/01/30		85,000	103,620

				1,613,477

Food — 1.29%
Campbell Soup Co.
4.15%	03/15/28		10,000	11,592
Conagra Brands, Inc.
4.85%	11/01/28		10,000	12,229
(LIBOR USD 3-Month plus 0.50%)
0.77%	10/09/20	[2]	10,000	10,001
JBS USA LUX SA/JBS USA
Food Co./JBS USA Finance, Inc. (Canada)
5.50%	01/15/30	[1,3]	69,000	75,191

See accompanying notes to Schedule of Portfolio Investments.

43 / Semi-Annual Report September 2020

Flexible Income Fund

Schedule of Portfolio Investments

September 30, 2020 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Food (continued)
Kraft Heinz Foods Co.
4.38%	06/01/46		$15,000	$15,415
4.63%	10/01/39	[3]	236,000	250,488
4.88%	10/01/49	[3]	20,000	21,085
5.00%	07/15/35		10,000	11,553
6.88%	01/26/39		10,000	13,459
7.13%	08/01/39	[3]	5,000	6,780
Kroger Co. (The)
4.50%	01/15/29		5,000	6,137
Pilgrim’s Pride Corp.
5.88%	09/30/27	[3]	72,000	74,885
Post Holdings, Inc.
4.63%	04/15/30	[3]	95,000	97,850
Smithfield Foods, Inc.
3.35%	02/01/22	[3]	165,000	167,591
5.20%	04/01/29	[3]	5,000	5,855

				780,111

Gaming — 0.22%
Caesars Entertainment, Inc.
6.25%	07/01/25	[3]	48,000	50,236
Churchill Downs, Inc.
5.50%	04/01/27	[3]	77,000	80,177

				130,413

Health Care — 4.96%
AbbVie, Inc.
3.85%	06/15/24	[3]	10,000	10,968
4.05%	11/21/39	[3]	5,000	5,747
4.25%	11/21/49	[3]	185,000	219,218
Aetna, Inc.
3.50%	11/15/24		10,000	10,974
Amgen, Inc.
3.15%	02/21/40		100,000	106,750
Bayer U.S. Finance II LLC
4.38%	12/15/28	[3]	210,000	246,918
4.88%	06/25/48	[3]	120,000	149,391
Becton Dickinson and Co.
3.73%	12/15/24		10,000	11,043
Centene Corp.
3.00%	10/15/30		200,000	204,290
4.75%	05/15/22		55,000	55,715
Cigna Corp.
2.40%	03/15/30		16,000	16,628
3.40%	03/01/27		85,000	95,504
4.90%	12/15/48		15,000	19,535

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Health Care (continued)
CVS Health Corp.
5.05%	03/25/48		$130,000	$166,033
(LIBOR USD 3-Month plus 0.72%)
0.96%	03/09/21	[2]	10,000	10,026
Elanco Animal Health, Inc.
5.27%	08/28/23		29,000	31,157
5.90%	08/28/28		40,000	46,350
Encompass Health Corp.
4.63%	04/01/31		60,000	60,000
4.75%	02/01/30		96,000	97,558
Fresenius U.S. Finance II, Inc.
4.25%	02/01/21	[3]	25,000	25,291
Gilead Sciences, Inc.
(LIBOR USD 3-Month plus 0.52%)
0.74%	09/29/23	[2]	155,000	155,207
Hackensack Meridian Health, Inc.,
Series 2020
2.88%	09/01/50		120,000	118,458
HCA, Inc.
3.50%	09/01/30		74,000	75,480
4.13%	06/15/29		20,000	22,665
5.00%	03/15/24		10,000	11,203
5.25%	06/15/49		185,000	227,010
Methodist Hospital (The), Series 20A
2.71%	12/01/50		120,000	120,107
Molina Healthcare, Inc.
4.38%	06/15/28	[3]	74,000	75,539
NYU Langone Hospitals, Series 2020
3.38%	07/01/55		25,000	25,370
Partners Healthcare System, Inc.,
Series 2020
3.34%	07/01/60		10,000	11,123
Royalty Pharma PLC (United Kingdom)
1.75%	09/02/27	[1,3]	225,000	225,856
Tenet Healthcare Corp.
4.63%	09/01/24	[3]	43,000	43,330
4.88%	01/01/26	[3]	55,000	56,067
UnitedHealth Group, Inc.
2.90%	05/15/50		60,000	63,529
3.70%	08/15/49		5,000	6,000
Upjohn, Inc.
1.13%	06/22/22	[3]	40,000	40,320
Zimmer Biomet Holdings, Inc.
3.55%	03/20/30		120,000	134,632

				3,000,992

Industrials — 0.81%
BAE Systems Holdings, Inc.
3.85%	12/15/25	[3]	60,000	67,821

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2020 / 44

Flexible Income Fund

Schedule of Portfolio Investments

September 30, 2020 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Industrials (continued)
BAE Systems PLC (United Kingdom)
3.40%	04/15/30	[1,3]	$10,000	$11,203
General Electric Co. (MTN)
(LIBOR USD 3-Month plus 0.38%)
0.63%	05/05/26	[2]	60,000	55,779
(LIBOR USD 3-Month plus 0.48%)
0.76%	08/15/36	[2]	52,000	35,469
General Electric Co., Series A (MTN)
6.75%	03/15/32		30,000	37,773
Graham Packaging Co., Inc.
7.13%	08/15/28	[3]	48,000	50,004
PowerTeam Services LLC
9.03%	12/04/25	[3]	79,000	83,672
Titan Acquisition Ltd./Titan Co-Borrower LLC
(Canada)
7.75%	04/15/26	[1,3]	98,000	97,564
Trident TPI Holdings, Inc.
9.25%	08/01/24	[3]	48,000	51,000

				490,285

Information Technology — 0.21%
Broadcom Corp./Broadcom Cayman
Finance Ltd.
3.63%	01/15/24		5,000	5,373
Dell International LLC/EMC Corp.
4.42%	06/15/21	[3]	2,000	2,048
Fiserv, Inc.
2.65%	06/01/30		10,000	10,788
Intel Corp.
4.75%	03/25/50		25,000	34,612
SS&C Technologies, Inc.
5.50%	09/30/27	[3]	72,000	76,606

				129,427

Insurance — 1.06%
Aon Corp.
2.80%	05/15/30		15,000	16,275
Berkshire Hathaway Finance Corp.
4.25%	01/15/49		10,000	13,024
Farmers Insurance Exchange
4.75%	11/01/57	[3,4]	35,000	36,503
Massachusetts Mutual Life Insurance Co.
3.38%	04/15/50	[3]	160,000	163,802
Metropolitan Life Global Funding I
2.95%	04/09/30	[3]	15,000	16,857
Nationwide Mutual Insurance Co.
2.54%	12/15/24	[3,4]	100,000	100,003
New York Life Insurance Co.
3.75%	05/15/50	[3]	115,000	130,251

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Insurance (continued)
Teachers Insurance & Annuity
Association of America
3.30%	05/15/50	[3]	$95,000	$97,535
4.38%	09/15/54	[3,4]	65,000	69,387

				643,637

Materials — 0.87%
Clearwater Paper Corp.
4.75%	08/15/28	[3]	100,000	100,576
Corp. Nacional del Cobre de Chile,
Series REGS (Chile)
3.15%	01/14/30	[1]	200,000	213,281
International Flavors & Fragrances, Inc.
5.00%	09/26/48		65,000	80,692
Nutrition & Biosciences, Inc.
3.47%	12/01/50	[3]	130,000	131,623

				526,172

Real Estate Investment Trust (REIT) — 2.76%
Alexandria Real Estate Equities, Inc.
3.80%	04/15/26		75,000	86,014
American Campus Communities
Operating Partnership LP
3.30%	07/15/26		55,000	58,973
3.63%	11/15/27		80,000	84,778
3.75%	04/15/23		60,000	63,125
3.88%	01/30/31		35,000	38,262
Boston Properties LP
2.75%	10/01/26		10,000	10,678
3.25%	01/30/31		10,000	10,793
Crown Castle International Corp.
3.30%	07/01/30		35,000	38,338
CyrusOne LP/CyrusOne Finance Corp.
2.90%	11/15/24		5,000	5,310
3.45%	11/15/29		140,000	152,033
GLP Capital LP/GLP Financing II, Inc.
4.00%	01/15/30		5,000	5,200
4.00%	01/15/31		175,000	182,436
5.25%	06/01/25		80,000	87,372
5.38%	11/01/23		10,000	10,665
5.75%	06/01/28		10,000	11,446
Healthcare Realty Trust, Inc.
3.63%	01/15/28		150,000	165,276
Healthcare Trust of America Holdings LP
2.00%	03/15/31		140,000	137,917
Healthpeak Properties, Inc.
3.40%	02/01/25		25,000	27,392
Hudson Pacific Properties LP
3.95%	11/01/27		55,000	59,254

See accompanying notes to Schedule of Portfolio Investments.

45 / Semi-Annual Report September 2020

Flexible Income Fund

Schedule of Portfolio Investments

September 30, 2020 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Real Estate Investment Trust (REIT) (continued)
Kilroy Realty LP
2.50%	11/15/32		$50,000	$49,067
Lexington Realty Trust
2.70%	09/15/30		160,000	163,467
MGM Growth Properties Operating
Partnership LP/MGP Finance Co.-Issuer, Inc.
4.63%	06/15/25	[3]	48,000	49,015
SL Green Operating Partnership LP
3.25%	10/15/22		25,000	25,521
(LIBOR USD 3-Month plus 0.98%)
1.26%	08/16/21	[2]	150,000	148,961

				1,671,293

Retail — 0.42%
Alimentation Couche-Tard, Inc. (Canada)
2.95%	01/25/30	[1,3]	75,000	80,992
3.80%	01/25/50	[1,3]	60,000	66,596
FirstCash, Inc.
4.63%	09/01/28	[3]	100,000	102,063
Rite Aid Corp.
8.00%	11/15/26	[3]	2,000	2,004

				251,655

Services — 0.77%
Emory University, Series 2020
2.14%	09/01/30		10,000	10,493
Gartner, Inc.
3.75%	10/01/30	[3]	75,000	75,960
GFL Environmental, Inc. (Canada)
3.75%	08/01/25	[1,3]	55,000	55,407
5.13%	12/15/26	[1,3]	18,000	18,616
IHS Markit Ltd. (Bermuda)
4.00%	03/01/26	[1,3]	200,000	223,463
4.75%	02/15/25	[1,3]	20,000	22,709
5.00%	11/01/22	[1,3]	10,000	10,748
Waste Pro USA, Inc.
5.50%	02/15/26	[3]	49,000	49,730

				467,126

Transportation — 0.30%
American Airlines Pass-Through Trust,
Series 2016-2, Class A
3.65%	06/15/28		41,600	33,441
Continental Airlines Pass-Through Trust,
Series 2000-1, Class A1
8.05%	11/01/20		3	3
Continental Airlines Pass-Through Trust,
Series 2001-1, Class A1
6.70%	06/15/21		3,003	2,918

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Transportation (continued)
Delta Air Lines Pass-Through Trust,
Series 2020-1, Class AA
2.00%	06/10/28		$25,000	$24,295
JetBlue Airways Pass-Through Trust,
Series 2019-1, Class AA
2.75%	05/15/32		29,634	28,624
JetBlue Airways Pass-Through Trust,
Series 2020-1, Class A
4.00%	11/15/32		75,000	77,193
U.S. Airways Pass-Through Trust,
Series 2012-1, Class A
5.90%	10/01/24		16,540	15,547

				182,021

Total Corporates
(Cost $16,082,565)				16,140,497

FOREIGN GOVERNMENT OBLIGATIONS — 1.04%
Foreign Government Obligations — 1.04%
Mexico Government International Bond
(Mexico)
3.25%	04/16/30	[1]	200,000	205,362
Paraguay Government International Bond
(Paraguay)
4.95%	04/28/31	[1,3]	200,000	231,300
Republic of South Africa Government
International Bond (South Africa)
4.85%	09/30/29	[1]	200,000	191,325

Total Foreign Government Obligations
(Cost $635,575)				627,987

MORTGAGE-BACKED — 34.89%**
Non-Agency Commercial
Mortgage-Backed — 6.52%
Banc of America Commercial Mortgage
Trust, Series 2015-UBS7, Class XE (IO)
1.25%	09/15/48	[3,4]	500,000	20,625
BANK, Series 2017-BNK5, Class XA (IO)
1.21%	06/15/60	[4]	141,249	6,849
BANK, Series 2018-BNK10, Class XA (IO)
0.88%	02/15/61	[4]	393,627	17,799
Barclays Commercial Mortgage Securities
Trust, Series 2015-SRCH, Class D
5.12%	08/10/35	[3,4]	70,000	76,761
Barclays Commercial Mortgage Securities
Trust, Series 2017-C1, Class XA (IO)
1.66%	02/15/50	[4]	141,229	10,055
Barclays Commercial Mortgage Securities
Trust, Series 2020-C6, Class F5TB
3.69%	02/15/53	[3,4]	75,000	74,093

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2020 / 46

Flexible Income Fund

Schedule of Portfolio Investments

September 30, 2020 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Commercial
Mortgage-Backed (continued)
BB-UBS Trust,
Series 2012-SHOW, Class XA (IO)
0.73%	11/05/36	[3,4]	$3,109,000	$70,872
BB-UBS Trust,
Series 2012-SHOW, Class XB (IO)
0.28%	11/05/36	[3,4]	1,395,000	9,801
CCRESG Commercial Mortgage Trust,
Series 2016-HEAT, Class X (IO)
1.54%	04/10/29	[3,4]	1,280,000	1,676
Citigroup Commercial Mortgage Trust,
Series 2013-GC15, Class XA (IO)
1.02%	09/10/46	[4]	4,193,302	87,587
Citigroup Commercial Mortgage Trust,
Series 2014-GC19, Class XA (IO)
1.31%	03/10/47	[4]	1,024,920	33,300
Citigroup Commercial Mortgage Trust,
Series 2014-GC25, Class XA (IO)
1.14%	10/10/47	[4]	6,538,961	215,393
Commercial Mortgage Trust,
Series 2012-CR1, Class XA (IO)
2.02%	05/15/45	[4]	751,121	16,419
Commercial Mortgage Trust,
Series 2012-CR2, Class XA (IO)
1.79%	08/15/45	[4]	789,243	17,437
Commercial Mortgage Trust,
Series 2012-CR3, Class XA (IO)
2.01%	10/15/45	[4]	765,106	21,003
Commercial Mortgage Trust,
Series 2012-CR4, Class XA (IO)
1.84%	10/15/45	[4]	799,926	23,099
Commercial Mortgage Trust,
Series 2012-LC4, Class XA (IO)
2.18%	12/10/44	[3,4]	681,120	12,792
Commercial Mortgage Trust,
Series 2012-LC4, Class XB (IO)
0.58%	12/10/44	[3,4]	1,800,000	13,380
Commercial Mortgage Trust,
Series 2013-CR7, Class XA (IO)
1.37%	03/10/46	[4]	5,591,649	138,153
Commercial Mortgage Trust,
Series 2013-CR9, Class XA (IO)
0.14%	07/10/45	[4]	18,950,045	39,994
Commercial Mortgage Trust,
Series 2014-CR14, Class XA (IO)
0.73%	02/10/47	[4]	3,592,805	60,845
Commercial Mortgage Trust,
Series 2014-CR17, Class XA (IO)
1.13%	05/10/47	[4]	1,549,920	42,813
Commercial Mortgage Trust,
Series 2014-CR19, Class XA (IO)
1.13%	08/10/47	[4]	1,041,230	31,090

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Commercial
Mortgage-Backed (continued)
Commercial Mortgage Trust,
Series 2014-CR19, Class XC (IO)
0.84%	08/10/47	[3,4]	$1,200,000	$29,481
Commercial Mortgage Trust,
Series 2014-LC15, Class XA (IO)
1.26%	04/10/47	[4]	1,076,858	32,055
Commercial Mortgage Trust,
Series 2014-UBS3, Class XA (IO)
1.23%	06/10/47	[4]	3,254,567	107,021
Commercial Mortgage Trust,
Series 2014-UBS5, Class XA (IO)
1.03%	09/10/47	[4,7,8]	741,989	19,590
Commercial Mortgage Trust,
Series 2015-CR22, Class XA (IO)
1.03%	03/10/48	[4]	2,199,062	64,571
Credit Suisse Mortgage Capital Trust,
Series 2016-NXSR, Class XA (IO)
0.91%	12/15/49	[4]	553,499	16,878
CSAIL Commercial Mortgage Trust,
Series 2019-C16, Class XA (IO)
1.73%	06/15/52	[4]	571,723	61,851
DBUBS Mortgage Trust,
Series 2011-LC1A, Class XB (IO)
0.35%	11/10/46	[3,4]	300,000	75
DBUBS Mortgage Trust,
Series 2011-LC3A, Class XA (IO)
0.33%	08/10/44	[3,4]	24,733,928	20,063
GS Mortgage Securities Trust,
Series 2010-C1, Class X (IO)
1.18%	08/10/43	[3,4]	15,477,232	187,470
GS Mortgage Securities Trust,
Series 2011-GC3, Class X (IO)
0.66%	03/10/44	[3,4]	2,809,103	5,029
GS Mortgage Securities Trust,
Series 2011-GC5, Class XA (IO)
1.49%	08/10/44	[3,4]	4,367,704	24,650
GS Mortgage Securities Trust,
Series 2012-GCJ9, Class XA (IO)
2.09%	11/10/45	[4]	684,438	21,628
GS Mortgage Securities Trust,
Series 2015-GS1, Class XA (IO)
0.92%	11/10/48	[4]	955,531	32,219
GS Mortgage Securities Trust,
Series 2016-GS2, Class XA (IO)
1.79%	05/10/49	[4]	343,513	20,758
GS Mortgage Securities Trust,
Series 2016-GS3, Class XA (IO)
1.36%	10/10/49	[4]	2,886,451	152,844
GS Mortgage Securities Trust,
Series 2017-GS7, Class XA (IO)
1.27%	08/10/50	[4]	148,406	8,124

See accompanying notes to Schedule of Portfolio Investments.

47 / Semi-Annual Report September 2020

Flexible Income Fund

Schedule of Portfolio Investments

September 30, 2020 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Commercial
Mortgage-Backed (continued)
Hudson Yards Mortgage Trust,
Series 2019-55HY, Class F
3.04%	12/10/41	[3,4]	$85,000	$75,638
JPMBB Commercial Mortgage Securities
Trust, Series 2014-C19, Class XA (IO)
0.90%	04/15/47	[4]	1,789,329	29,791
JPMCC Commercial Mortgage Securities
Trust, Series 2017-JP5, Class XA (IO)
1.16%	03/15/50	[4]	5,626,375	258,926
JPMDB Commercial Mortgage Securities
Trust, Series 2016-C2, Class XA (IO)
1.81%	06/15/49	[4]	336,707	18,304
JPMDB Commercial Mortgage Securities
Trust, Series 2017-C7, Class XA (IO)
1.04%	10/15/50	[4]	368,523	17,279
JPMorgan Chase Commercial Mortgage
Securities Trust, Series 2011-C3,
Class XA (IO)
1.14%	02/15/46	[3,4]	9,453,217	46,734
JPMorgan Chase Commercial Mortgage
Securities Trust, Series 2012-C6,
Class XA (IO)
1.73%	05/15/45	[4]	540,807	10,221
JPMorgan Chase Commercial Mortgage
Securities Trust, Series 2012-C8,
Class XA (IO)
1.92%	10/15/45	[4]	645,552	17,870
JPMorgan Chase Commercial Mortgage
Securities Trust, Series 2012-CIBX,
Class XA (IO)
1.64%	06/15/45	[4]	514,701	6,000
JPMorgan Chase Commercial Mortgage
Securities Trust, Series 2012-LC9,
Class XA (IO)
1.64%	12/15/47	[4]	1,778,466	45,415
JPMorgan Chase Commercial Mortgage
Securities Trust, Series 2013-C10,
Class XA (IO)
1.10%	12/15/47	[4]	1,241,305	23,558
JPMorgan Chase Commercial Mortgage
Securities Trust, Series 2013-LC11,
Class XA (IO)
1.39%	04/15/46	[4]	2,776,868	71,720
JPMorgan Chase Commercial Mortgage
Securities Trust, Series 2020-ACE, Class XA
(IO)
0.47%	01/10/37	[3,4]	2,000,000	28,788
JPMorgan Chase Commercial Mortgage
Securities Trust, Series 2020-LOOP,
Class XB (IO)
0.25%	12/05/38	[3,4]	2,010,000	26,990

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Commercial
Mortgage-Backed (continued)
JPMorgan Chase Commercial Mortgage
Securities Trust, Series 2020-NNN,
Class XAFX (IO)
1.88%	01/16/37	[3,4]	$450,000	$31,318
JPMorgan Chase Commercial Mortgage
Securities Trust, Series 2020-NNN,
Class XBFX (IO)
0.57%	01/16/37	[3,4]	1,450,000	31,256
Morgan Stanley Bank of America Merrill
Lynch Trust, Series 2012-C5, Class XC (IO)
0.14%	08/15/45	[3,4]	35,000,000	72,089
Morgan Stanley Bank of America Merrill
Lynch Trust, Series 2012-C5,
Class XA (IO)
1.57%	08/15/45	[3,4]	620,438	11,786
Morgan Stanley Bank of America Merrill
Lynch Trust, Series 2013-C13, Class XA (IO)
1.12%	11/15/46	[4]	2,537,853	63,161
Morgan Stanley Bank of America Merrill
Lynch Trust, Series 2014-C18, Class XA (IO)
0.87%	10/15/47	[4]	116,025	2,394
Morgan Stanley Bank of America Merrill
Lynch Trust, Series 2015-C21, Class XA (IO)
1.02%	03/15/48	[4]	3,579,554	105,920
Morgan Stanley Bank of America Merrill
Lynch Trust, Series 2015-C22, Class XA (IO)
1.19%	04/15/48	[4]	1,194,151	40,850
Morgan Stanley Bank of America Merrill
Lynch Trust, Series 2015-C24, Class XA (IO)
0.87%	05/15/48	[4]	7,826,975	231,587
Morgan Stanley Capital I Trust,
Series 2011-C2, Class XB (IO)
0.39%	06/15/44	[3,4]	21,644,659	160,216
Morgan Stanley Capital I Trust,
Series 2012-C4, Class XA (IO)
2.24%	03/15/45	[3,4]	679,008	13,393
MSBAM Commercial Mortgage Securities
Trust, Series 2012-CKSV, Class XA (IO)
1.19%	10/15/30	[3,4]	1,126,079	17,837
Natixis Commercial Mortgage Securities
Trust, Series 2018-ALXA, Class E
4.46%	01/15/43	[3,4]	70,000	70,528
UBS-Barclays Commercial Mortgage Trust,
Series 2012-C4, Class XA (IO)
1.76%	12/10/45	[3,4]	776,584	19,684
Wells Fargo Commercial Mortgage Trust,
Series 2012-LC5, Class XA (IO)
1.90%	10/15/45	[3,4]	894,673	25,119
Wells Fargo Commercial Mortgage Trust,
Series 2014-LC16, Class XA (IO)
1.25%	08/15/50	[4]	3,613,796	115,872

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2020 / 48

Flexible Income Fund

Schedule of Portfolio Investments

September 30, 2020 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Commercial
Mortgage-Backed (continued)
Wells Fargo Commercial Mortgage Trust,
Series 2014-LC18, Class XA (IO)
1.19%	12/15/47	[4]	$1,650,190	$56,711
Wells Fargo Commercial Mortgage Trust,
Series 2015-LC20, Class XF (IO)
1.89%	04/15/50	[3,4]	415,000	21,981
WF-RBS Commercial Mortgage Trust,
Series 2011-C2, Class XA (IO)
0.99%	02/15/44	[3,4]	910,477	448
WF-RBS Commercial Mortgage Trust,
Series 2011-C3, Class XA (IO)
1.48%	03/15/44	[3,4]	2,141,942	9,145
WF-RBS Commercial Mortgage Trust,
Series 2012-C10, Class XA (IO)
1.67%	12/15/45	[3,4]	1,168,152	33,479
WF-RBS Commercial Mortgage Trust,
Series 2012-C10, Class XB (IO)
0.56%	12/15/45	[3,4]	4,000,000	43,694
WF-RBS Commercial Mortgage Trust,
Series 2012-C7, Class XB (IO)
0.15%	06/15/45	[3,4]	29,387,219	58,774
WF-RBS Commercial Mortgage Trust,
Series 2012-C8, Class XA (IO)
1.96%	08/15/45	[3,4]	628,308	14,643
WF-RBS Commercial Mortgage Trust,
Series 2014-C24, Class XA (IO)
0.98%	11/15/47	[4]	2,299,845	60,980
WF-RBS Commercial Mortgage Trust,
Series 2014-LC14, Class XA (IO)
1.36%	03/15/47	[4]	3,454,584	106,725

				3,942,967

Non-Agency Mortgage-Backed — 16.29%
Alternative Loan Trust,
Series 2005-46CB, Class A4
5.25%	10/25/35		302,249	276,958
Alternative Loan Trust,
Series 2005-55CB, Class 1A1
5.50%	11/25/35		291,405	260,089
Alternative Loan Trust,
Series 2005-67CB, Class A1
5.50%	01/25/36		115,591	113,432
Alternative Loan Trust,
Series 2006-19CB, Class A15
6.00%	08/25/36		170,506	143,090
Alternative Loan Trust,
Series 2006-34, Class A5
6.25%	11/25/46		305,409	230,719
Alternative Loan Trust,
Series 2006-J1, Class 1A11
5.50%	02/25/36		321,151	294,027

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed
(continued)
Alternative Loan Trust,
Series 2007-16CB, Class 1A7
6.00%	08/25/37		$11,355	$11,223
Alternative Loan Trust,
Series 2007-18CB, Class 2A25
6.00%	08/25/37		448,819	386,132
Alternative Loan Trust,
Series 2007-5CB, Class 1A3
6.00%	04/25/37		243,327	196,921
American Home Mortgage Assets Trust,
Series 2006-6, Class XP (IO)
2.90%	12/25/46	[4,7,8]	478,776	44,694
American Home Mortgage Investment Trust,
Series 2006-1, Class 11A1
(LIBOR USD 1-Month plus 0.28%)
0.43%	03/25/46	[2]	21,042	19,007
Banc of America Funding Trust,
Series 2006-3, Class 5A3
5.50%	03/25/36		10,384	9,925
Banc of America Funding Trust,
Series 2014-R7, Class 1A1
(LIBOR USD 1-Month plus 0.15%)
0.30%	05/26/36	[2,3]	33,153	31,895
Banc of America Funding Trust,
Series 2015-R4, Class 5A1
(LIBOR USD 1-Month plus 0.15%)
0.33%	10/25/36	[2,3]	22,381	21,556
Bear Stearns ALT-A Trust, Series 2004-6,
Class 1A
(LIBOR USD 1-Month plus 0.64%)
0.79%	07/25/34	[2]	3,374	3,395
Bear Stearns ALT-A Trust, Series 2005-7,
Class 22A1
3.25%	09/25/35	[4]	200,278	157,449
Bear Stearns ARM Trust, Series 2004-3,
Class 2A
3.28%	07/25/34	[4]	12,049	11,941
Bear Stearns ARM Trust, Series 2005-10,
Class A3
3.58%	10/25/35	[4]	270,676	268,863
Bear Stearns Asset-Backed Securities I
Trust, Series 2006-AC1, Class 22X (IO)
0.27%	12/25/35	[4,7,8]	1,519,750	13,233
Bombardier Capital Mortgage Securitization
Corp. Trust, Series 2000-A, Class A4
8.29%	06/15/30	[4]	142,144	42,244
ChaseFlex Trust, Series 2007-1, Class 1A1
6.50%	02/25/37		402,688	219,039
Citigroup Mortgage Loan Trust, Inc.,
Series 2006-WF1, Class A2C
(STEP-reset date 11/25/20)
4.82%	03/25/36		37,341	24,414

See accompanying notes to Schedule of Portfolio Investments.

49 / Semi-Annual Report September 2020

Flexible Income Fund

Schedule of Portfolio Investments

September 30, 2020 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed
(continued)
Citigroup Mortgage Loan Trust, Inc.,
Series 2015-2, Class 1A1
(LIBOR USD 1-Month plus 0.20%)
0.38%	06/25/47	[2,3]	$8,456	$8,466
CitiMortgage Alternative Loan Trust,
Series 2007-A1, Class 1A1
6.00%	01/25/37		176,602	176,181
CitiMortgage Alternative Loan Trust,
Series 2007-A1, Class 1A5
6.00%	01/25/37		337,102	336,299
CitiMortgage Alternative Loan Trust,
Series 2007-A3, Class 1A7
5.75%	03/25/37		342,205	342,751
Countrywide Home Loan Mortgage
Pass-Through Trust, Series 2007-14,
Class A3
6.25%	09/25/37		30,130	24,637
Countrywide Home Loan Mortgage
Pass-Through Trust, Series 2007-20,
Class A1
6.50%	01/25/38		320,873	259,801
Credit Suisse Mortgage Capital Trust,
Series 2007-5, Class 1A9
7.00%	08/25/37	[4]	195,525	160,692
Credit-Based Asset Servicing and
Securitization LLC, Series 2006-CB7,
Class A4
(LIBOR USD 1-Month plus 0.16%)
0.31%	10/25/36	[2]	53,147	44,587
Credit-Based Asset Servicing and
Securitization LLC, Series 2006-MH1,
Class B1 (STEP-reset date 11/25/20)
6.25%	10/25/36	[3]	61,000	60,661
Fremont Home Loan Trust, Series 2005-E,
Class 2A4
(LIBOR USD 1-Month plus 0.33%)
0.48%	01/25/36	[2]	30,957	30,052
GreenPoint Mortgage Funding Trust,
Series 2005-AR3, Class 1A1
(LIBOR USD 1-Month plus 0.24%)
0.39%	08/25/45	[2]	9,577	9,056
GSAA Trust, Series 2007-3, Class 2A1B
(LIBOR USD 1-Month plus 0.10%)
0.25%	03/25/47	[2]	166,316	13,236
GSR Mortgage Loan Trust,
Series 2005-AR6, Class 2A1
3.68%	09/25/35	[4]	6,957	7,081
HarborView Mortgage Loan Trust,
Series 2005-9, Class 2A1A
(LIBOR USD 1-Month plus 0.34%)
0.50%	06/20/35	[2]	22,487	22,358

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed
(continued)
HarborView Mortgage Loan Trust,
Series 2005-9, Class 2X (IO)
2.38%	06/20/35	[3,4,7,8]	$1,649,045	$105,918
HarborView Mortgage Loan Trust,
Series 2006-5, Class X2 (IO)
2.76%	07/19/46	[4,7,8]	3,499,474	426,392
HSI Asset Loan Obligation Trust,
Series 2007-WF1, Class A5
(STEP-reset date 11/25/20)
4.83%	12/25/36		299,517	156,058
IndyMac Index Mortgage Loan Trust,
Series 2006-AR3, Class 2A1A
3.29%	03/25/36	[4]	123,514	107,299
IndyMac Index Mortgage Loan Trust,
Series 2007-F2, Class 1A4
6.00%	07/25/37		11,981	11,913
JPMorgan Alternative Loan Trust,
Series 2006-S1, Class 3A4
6.18%	03/25/36	[4]	318,510	315,723
JPMorgan Mortgage Acquisition Trust,
Series 2006-CW2, Class AF4
(STEP-reset date 11/25/20)
6.08%	08/25/36		663,382	511,111
JPMorgan Mortgage Acquisition Trust,
Series 2007-CH1, Class AF6
(STEP-reset date 11/25/20)
4.85%	11/25/36		33,485	34,680
Lehman ABS Manufactured Housing
Contract Trust, Series 2001-B, Class M1
6.63%	04/15/40	[4]	56,523	60,431
Lehman Mortgage Trust, Series 2006-1,
Class 1A5
5.50%	02/25/36		183,692	154,642
Lehman Mortgage Trust, Series 2006-7,
Class 2A5 (IO)
(-1.00 X LIBOR USD 1-Month plus 6.55%, 6.55% Cap)
6.40%	11/25/36	[2,7,8]	212,582	72,689
Lehman Mortgage Trust, Series 2007-5,
Class 10A2 (IO)
(-1.00 X LIBOR USD 1-Month plus 6.34%, 6.34% Cap)
6.19%	06/25/37	[2,7,8]	279,676	75,682
MASTR Alternative Loan Trust,
Series 2005-2, Class 4A3
(LIBOR USD 1-Month plus 0.40%)
0.55%	03/25/35	[2]	29,603	28,496
MASTR Alternative Loan Trust,
Series 2005-2, Class 4A4 (IO)
(-1.00 X LIBOR USD 1-Month plus 5.10%, 5.10% Cap)
4.95%	03/25/35	[2,7,8]	595,153	62,457
Merrill Lynch Mortgage Investors Trust,
Series 2004-B, Class A1
(LIBOR USD 1-Month plus 0.50%)

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2020 / 50

Flexible Income Fund

Schedule of Portfolio Investments

September 30, 2020 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed
(continued)
0.65%	05/25/29	[2]	$18,965	$17,583
Mid-State Capital Corp., Series 2005-1,
Class A
5.75%	01/15/40		9,177	9,942
Mid-State Capital Corp., Series 2006-1,
Class A
5.79%	10/15/40	[3]	56,428	61,345
Mid-State Trust XI, Series 2011, Class A1
4.86%	07/15/38		4,124	4,433
Morgan Stanley Mortgage Loan Trust,
Series 2007-13, Class 6A1
6.00%	10/25/37		202,581	172,316
Nationstar Home Equity Loan Trust,
Series 2007-C, Class 2AV4
(LIBOR USD 1-Month plus 0.25%)
0.40%	06/25/37	[2]	35,000	33,468
Nomura Resecuritization Trust,
Series 2015-5R, Class 4A1
(LIBOR USD 1-Month plus 0.14%)
0.21%	07/26/37	[2,3]	14,358	14,381
Oakwood Mortgage Investors, Inc.,
Series 2002-A, Class A2
5.01%	11/01/20	[4]	17,453	17,851
Park Place Securities, Inc., Asset-Backed
Pass-Through Certificates,
Series 2005-WCH1, Class M4
(LIBOR USD 1-Month plus 1.25%)
1.39%	01/25/36	[2]	23,642	23,581
Residential Accredit Loans Trust,
Series 2005-QS14, Class 3A3
6.00%	09/25/35		230,921	227,782
Residential Accredit Loans Trust,
Series 2006-QS6, Class 1A2
6.00%	06/25/36		80,234	75,331
Residential Accredit Loans Trust,
Series 2007-QS7, Class 1A1
6.00%	05/25/37		79,251	77,765
Residential Asset Mortgage Products Trust,
Series 2006-EFC2, Class A4
(LIBOR USD 1-Month plus 0.22%)
0.37%	12/25/36	[2]	100,000	98,048
Residential Asset Securitization Trust,
Series 2003-A15, Class 1A3 (IO)
(-1.00 X LIBOR USD 1-Month plus 7.55%, 7.55% Cap)
7.40%	02/25/34	[2,7,8]	713,043	94,344
Residential Asset Securitization Trust,
Series 2005-A14, Class A5
5.50%	12/25/35		106,133	81,984
Residential Asset Securitization Trust,
Series 2005-A6CB, Class A1
5.50%	06/25/35		85,759	77,425

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed
(continued)
Residential Asset Securitization Trust,
Series 2005-A6CB, Class A7
6.00%	06/25/35		$234,495	$209,336
Residential Asset Securitization Trust,
Series 2005-A8CB, Class A9
5.38%	07/25/35		329,543	292,747
Residential Asset Securitization Trust,
Series 2006-A12, Class A1
6.25%	11/25/36		186,571	112,338
Residential Asset Securitization Trust,
Series 2006-A15, Class A2
6.25%	01/25/37		563,290	337,146
Residential Asset Securitization Trust,
Series 2006-A16, Class 1A3
6.00%	02/25/37		392,453	276,933
Residential Asset Securitization Trust,
Series 2006-A5CB, Class A4
6.00%	06/25/36		109,938	71,416
Residential Asset Securitization Trust,
Series 2007-A3, Class 1A4
5.75%	04/25/37		63,817	44,473
Residential Asset Securitization Trust,
Series 2007-A6, Class 1A3
6.00%	06/25/37		180,126	149,012
Residential Funding Mortgage Securities
Trust, Series 2006-S6, Class A14
6.00%	07/25/36		153,200	153,382
Residential Funding Mortgage Securities
Trust, Series 2007-S8, Class 1A1
6.00%	09/25/37		245,920	227,993
Securitized Asset-Backed Receivables LLC
Trust, Series 2006-CB1, Class AF4
(STEP-reset date 11/25/20)
3.20%	01/25/36		136,185	126,348
Structured Adjustable Rate Mortgage Loan
Trust, Series 2004-1, Class 4A1
3.17%	02/25/34	[4]	2,412	2,415
Structured Asset Mortgage Investments II
Trust, Series 2006-AR2, Class A1
(LIBOR USD 1-Month plus 0.23%)
0.38%	02/25/36	[2]	26,874	23,726
WaMu Mortgage Pass-Through Certificates,
Series 2006-2, Class 1A6
6.00%	03/25/36		35,641	36,594
Wells Fargo Alternative Loan Trust,
Series 2007-PA2, Class 1A1
6.00%	06/25/37		89,204	89,204
Wells Fargo Alternative Loan Trust,
Series 2007-PA5, Class 1A1
6.25%	11/25/37		139,305	137,419

See accompanying notes to Schedule of Portfolio Investments.

51 / Semi-Annual Report September 2020

Flexible Income Fund

Schedule of Portfolio Investments

September 30, 2020 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed
(continued)
Wells Fargo Mortgage-Backed Securities
Trust, Series 2006-AR14, Class 2A3
2.94%	10/25/36	[4]	$68,184	$64,093
Wells Fargo Mortgage-Backed Securities
Trust, Series 2006-AR4, Class 2A1
4.02%	04/25/36	[4]	14,870	14,126

				9,855,875

U.S. Agency Commercial
Mortgage-Backed — 2.72%
Fannie Mae-Aces, Series 2016-M11,
Class X2 (IO)
2.82%	07/25/39	[4]	867,306	35,001
Fannie Mae-Aces, Series 2016-M2,
Class X3 (IO)
2.06%	04/25/36	[4]	756,179	11,610
Fannie Mae-Aces, Series 2016-M4,
Class X2 (IO)
2.70%	01/25/39	[4]	1,202,392	81,710
Freddie Mac Multifamily Structured
Pass-Through Certificates, Series K013,
Class X1 (IO)
0.64%	01/25/21	[4]	39,022,784	28,701
Freddie Mac Multifamily Structured
Pass-Through Certificates, Series K017,
Class X3 (IO)
2.27%	12/25/39	[4]	2,147,000	54,959
Freddie Mac Multifamily Structured
Pass-Through Certificates, Series K022,
Class X3 (IO)
1.87%	08/25/40	[4]	900,000	28,183
Freddie Mac Multifamily Structured
Pass-Through Certificates, Series K031,
Class X3 (IO)
1.71%	07/25/41	[4]	1,170,000	46,446
Freddie Mac Multifamily Structured
Pass-Through Certificates, Series K037,
Class X3 (IO)
2.28%	01/25/42	[4]	390,000	26,023
Freddie Mac Multifamily Structured
Pass-Through Certificates, Series K049,
Class X3 (IO)
1.60%	10/25/43	[4]	2,925,000	192,325
Freddie Mac Multifamily Structured
Pass-Through Certificates, Series K056,
Class X3 (IO)
2.18%	06/25/44	[4]	1,743,936	183,160
Freddie Mac Multifamily Structured
Pass-Through Certificates, Series K715,
Class X1 (IO)
1.27%	01/25/21	[4]	3,655,078	4,119

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Commercial
Mortgage-Backed (continued)
Freddie Mac Multifamily Structured
Pass-Through Certificates, Series KC05,
Class X1 (IO)
1.20%	06/25/27	[4]	$698,959	$41,261
Freddie Mac Multifamily Structured
Pass-Through Certificates, Series KIR1,
Class X (IO)
1.20%	03/25/26	[4]	970,755	47,869
Freddie Mac Multifamily Structured
Pass-Through Certificates, Series KLU1,
Class X3 (IO)
4.10%	01/25/31	[4]	345,637	62,492
Freddie Mac Multifamily Structured
Pass-Through Certificates, Series KS05,
Class X (IO)
0.76%	01/25/23	[4]	4,739,543	71,060
Freddie Mac Multifamily Structured
Pass-Through Certificates, Series Q013,
Class XPT1 (IO)
1.66%	05/25/25		7,550,000	246,260
Freddie Mac Multifamily Structured
Pass-Through Certificates, Series Q013,
Class XPT2 (IO)
1.81%	05/25/27		5,400,000	246,164
FREMF Mortgage Trust, Series 2012-K20,
Class X2A (IO)
0.20%	05/25/45	[3]	3,641,758	8,850
Ginnie Mae, Series 2009-111, Class IO (IO)
0.22%	09/16/51	[4]	1,041,534	53,198
Ginnie Mae, Series 2011-119, Class IO (IO)
0.32%	08/16/51	[4]	2,035,020	13,519
Ginnie Mae, Series 2011-78, Class IX (IO)
0.00%	08/16/46	[4]	540,901	8,413
Ginnie Mae, Series 2012-123, Class IO (IO)
0.76%	12/16/51	[4]	4,657,755	132,802
Ginnie Mae, Series 2012-135, Class IO (IO)
0.56%	01/16/53	[4]	437,442	11,933
Ginnie Mae, Series 2013-33, Class IO (IO)
0.70%	04/16/54	[4]	615,043	11,732

				1,647,790

U.S. Agency Mortgage-Backed — 9.36%
Fannie Mae Pool 462209
(US Treasury Yield Curve Rate T Note
Constant Maturity 1 Year plus 2.18%)
3.62%	04/01/36	[2]	58,276	59,299
Fannie Mae Pool AN6241
3.46%	09/01/37		80,000	95,275
Fannie Mae REMICS, Series 2005-56,
Class SP
(-6.50 X LIBOR USD 1-Month plus 42.30%, 6.00% Cap)
6.00%	08/25/33	[2]	10,191	10,907

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2020 / 52

Flexible Income Fund

Schedule of Portfolio Investments

September 30, 2020 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed
(continued)
Fannie Mae REMICS, Series 2011-116,
Class SA (IO)
(-1.00 X LIBOR USD 1-Month plus 6.55%, 6.55% Cap)
5.85%	11/25/41	[2]	$217,243	$32,912
Fannie Mae REMICS, Series 2012-139,
Class AI (IO)
3.00%	12/25/27		395,028	26,926
Freddie Mac Strips, Series 240,
Class IO (IO)
5.50%	07/15/36		425,709	86,229
Ginnie Mae, Series 2003-11, Class S (IO)
(-1.00 X LIBOR USD 1-Month plus 6.55%, 6.55% Cap)
6.40%	02/16/33	[2]	801,167	65,028
Ginnie Mae, Series 2003-110, Class S (IO)
(-1.00 X LIBOR USD 1-Month plus 6.60%, 6.60% Cap)
6.44%	10/20/33	[2]	474,339	101,047
Ginnie Mae, Series 2018-124, Class NW
3.50%	09/20/48		65,657	70,982
Ginnie Mae, Series 2018-154, Class BP
3.50%	11/20/48		20,227	20,766
UMBS (TBA)
2.00%	10/01/50		2,700,000	2,791,451
2.50%	10/01/50		1,325,000	1,389,978
2.50%	11/01/50		875,000	916,397

				5,667,197

Total Mortgage-Backed
(Cost $21,688,413)				21,113,829

MUNICIPAL BONDS — 0.89%*
California — 0.45%
Los Angeles Department of Airports,
Revenue Bonds, Port, Airport and Marina
Improvements, Series A
3.89%	05/15/38		100,000	117,120
Los Angeles Department of Airports,
Revenue Bonds, Port, Airport and Marina
Improvements, Series C
5.00%	05/15/39		20,000	24,873
Regents of the University of California
Medical Center Pooled Revenue, Taxable
Bonds, Health, Hospital and Nursing Home
Improvements, Series N
3.01%	05/15/50		75,000	81,109
3.26%	05/15/60		30,000	33,057
San Francisco City & County Airport
Comm-San Francisco International Airport,
Airport and Marina Improvements, Series A
5.00%	05/01/49		15,000	17,767

				273,926

Issues	Maturity Date	Principal Amount	Value
MUNICIPAL BONDS (continued)
Florida — 0.05%
Greater Orlando Aviation Authority, Port,
Airport and Marina Improvements, Series A

5.00%	10/01/44	$25,000	$30,034

Massachusetts — 0.02%
Commonwealth of Massachusetts, General
Obligation Bonds, Public Improvements,
Series C
3.00%	03/01/48	10,000	10,702

New York — 0.19%
Metropolitan Transportation Authority, Green
Taxable Bonds, Transit Improvements,
Series C2
5.18%	11/15/49	15,000	15,652
New York City Transitional Finance Authority
Future Tax Secured Revenue Bonds, Public
Improvements, Series B1
4.00%	08/01/38	10,000	11,251
New York City Transitional Finance Authority
Future Tax Secured Revenue Bonds,
Taxable Bonds, Public Improvements,
Subseries B3
1.85%	08/01/32	75,000	72,842
New York City Water & Sewer System
Revenue Bonds, Water Utility Improvements
3.00%	06/15/50	10,000	10,369
New York State Dormitory Authority,
Revenue Bonds, Health, Hospital and
Nursing Home Improvements, Series A
4.00%	07/01/50	5,000	5,590

			115,704

Ohio — 0.18%
Ohio, Taxable Revenue Bonds, Advanced
Refunding, Cleveland Clinic
2.89%	01/01/32	100,000	109,988

Total Municipal Bonds
(Cost $524,685)			540,354

Total Bonds – 68.67%
(Cost $42,083,137)			41,550,847

See accompanying notes to Schedule of Portfolio Investments.

53 / Semi-Annual Report September 2020

Flexible Income Fund

Schedule of Portfolio Investments

September 30, 2020 (Unaudited)

Issues	Maturity Date		Principal Amount/Shares	Value
SHORT-TERM INVESTMENTS — 41.64%
Commercial Paper — 0.03%
Ford Motor Credit Co. LLC
3.20%[9]	10/08/20	[3]	$20,000	$19,997

Money Market Funds — 15.08%
Dreyfus Government Cash Management
Fund
2.33%[10]			2,827,000	2,827,000
Fidelity Investments Money Market Funds -
Government Portfolio
1.00%[10]			644,537	644,537
JPMorgan U.S. Government
Money Market Fund
1.00%[10]			2,827,000	2,827,000
Morgan Stanley Institutional Liquidity
Funds-Government Portfolio
2.00%[10]			2,827,000	2,827,000

				9,125,537

U.S. Agency Discount Notes — 3.31%
Federal Home Loan Bank
0.10%[9]	11/10/20		2,000,000	1,999,867

U.S. Treasury Bills — 23.22%
U.S. Cash Management Bills
0.10%[9]	02/16/21		4,900,000	4,898,216
0.11%[9]	01/12/21		2,000,000	1,999,628
U.S. Treasury Bills
0.11%[9]	02/11/21		2,000,000	1,999,280
0.14%[9]	11/12/20		200,000	199,979
0.14%[9]	01/07/21		1,800,000	1,799,577
0.15%[9]	10/27/20		800,000	799,961
0.16%[9]	11/03/20		300,000	299,977
0.16%[9]	11/05/20		250,000	249,981
0.16%[9]	11/27/20		400,000	399,941
0.17%[9]	12/03/20		1,000,000	999,851
0.18%[9]	12/10/20		200,000	199,963
U.S. Treasury Bills (WI)
0.17%[9]	11/10/20		200,000	199,985

				14,046,339

Total Short-Term Investments
(Cost $25,190,593)				25,191,740

Value
Total Investments – 110.31%
(Cost $67,273,730)	$66,742,587

Liabilities in Excess of Other
Assets – (10.31)%	(6,235,444)

Net Assets – 100.00%	$60,507,143

[1]	U.S. dollar-denominated security issued by foreign-domiciled entity.
[2]	Floating rate security. The rate disclosed was in effect at September 30, 2020.
[3]

Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

[4]

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions.

[5]	Non-income producing security.
[6]	Security is currently in default with regard to scheduled interest or principal payments.
[7]	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
[8]	Illiquid security as determined under procedures approved by the Board of Trustees. The aggregate value of illiquid securities is $914,999, which is 1.51% of total net assets.
[9]	Represents annualized yield at date of purchase.
[10]	Represents the current yield as of September 30, 2020.

*	Securities with a call or reset feature will have an effective maturity date sooner than the stated maturity.
**	Securities backed by mortgage or consumer loans where payment is periodically made will have an effective maturity date sooner than the stated maturity date.

Note: For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for more meaningful presentation for investors.

(CLO): Collateralized Loan Obligation

(GMTN): Global medium-term note

(IO): Interest only

(LIBOR): London InterBank Offer Rate

(MTN): Medium-term note

(STEP): Step coupon bond

(TBA): To be announced

(USD): U.S. dollar

(WI): When Issued

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2020 / 54

Flexible Income Fund

Schedule of Portfolio Investments

September 30, 2020 (Unaudited)

Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)
FUTURES CONTRACTS: LONG POSITIONS
U.S. Treasury Five Year Note	37	12/31/20	$4,663,156	$5,036	$5,036
FUTURES CONTRACTS: SHORT POSITIONS
U.S. Treasury Ten Year Ultra Bond	20	12/21/20	(3,198,438)	(1,230)	(1,230)
U.S. Treasury Ultra Bond	14	12/21/20	(3,105,375)	26,408	26,408

			(6,303,813)	25,178	25,178

TOTAL FUTURES CONTRACTS			$(1,640,657)	$30,214	$30,214

See accompanying notes to Schedule of Portfolio Investments.

55 / Semi-Annual Report September 2020

Floating Rate Income Fund

Schedule of Portfolio Investments

September 30, 2020 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
BONDS – 93.17%
BANK LOANS — 84.10%*
Automotive — 0.33%
Oeconnection LLC,
Term Loan B
(LIBOR plus 4.00%)
4.15%	09/25/26	[1,2]	$698,861	$690,998
Panther BF Aggregator 2 LP
Term Loan B, 1st Lien
(LIBOR plus 3.50%)
3.65%	04/30/26	[2]	247,500	241,777

				932,775

Communications — 13.38%
A-L Parent LLC,
Term Loan, 1st Lien
(LIBOR plus 3.25%)
4.25%	12/01/23	[2]	494,859	425,474
Altice Financing SA,
Term Loan B, 1st Lien
(LIBOR plus 2.75%)
2.89%	01/31/26	[2]	972,500	921,444
Altice SA,
Term Loan B13, 1st Lien (France)
(LIBOR plus 4.00%)
4.15%	08/14/26	[2,3]	491,250	479,010
Beasley Mezzanine Holdings LLC,
Term Loan B, 1st Lien
(LIBOR plus 4.25%)
5.25%	11/01/23	[2]	205,722	173,301
CenturyLink, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 2.25%)
2.40%	03/15/27	[2]	1,736,875	1,672,524
Charter Communications Operating LLC,
Term Loan B1, 1st Lien
(LIBOR plus 1.75%)
1.90%	04/30/25	[2]	950,115	935,094
Charter Communications Operating LLC,
Term Loan B2, 1st Lien
(LIBOR plus 1.75%)
1.90%	02/01/27	[2]	396,281	387,965
Clear Channel Outdoor Holdings
Term Loan B, 1st Lien
(LIBOR plus 3.50%)
3.76%	08/21/26	[2]	488,781	446,717
Colorado Buyer, Inc.,
Term Loan, 2nd Lien
(LIBOR plus 7.25%)
8.25%	05/01/25	[2,4,5]	138,000	73,237
CommScope, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 3.25%)
3.40%	04/04/26	[2]	1,982,481	1,937,350

Issues	Maturity Date		Principal Amount	Value
BANK LOANS (continued)
Communications (continued)
Connect Finco SARL,
Term Loan B
(LIBOR plus 4.50%)
5.50%	12/11/26	[2]	$1,293,500	$1,257,127
Consolidated Communications, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 4.75%)
4.75%	10/02/27	[2]	750,000	743,906
Coralus Co-Borrower LLC,
Term Loan B5, 1st Lien
(LIBOR plus 2.25%)
2.40%	01/31/28	[2]	1,250,000	1,211,450
Cox Media Group,
Term Loan B, 1st Lien
(LIBOR plus 4.25%)
4.40%	12/17/26	[2]	1,042,125	1,019,235
CSC Holdings LLC,
Term Loan B, 1st Lien
(LIBOR plus 2.25%)
2.40%	01/15/26	[2]	985,000	954,628
Dawn Acquisition LLC,
Term Loan B, 1st Lien
(LIBOR plus 3.75%)
3.97%	10/27/25	[2]	488,788	440,671
Diamond Sports Group LLC
Term Loan B, 1st Lien
(LIBOR plus 3.25%)
3.40%	08/24/26	[2]	802,890	630,269
Frontier Communications Corp.,
Term Loan B, 1st Lien
(PRIME plus 2.75%)
6.00%	06/17/24	[2]	2,194,885	2,165,923
Global Tel*Link Corp.,
Term Loan, 1st Lien
(LIBOR plus 4.25%)
4.40%	11/29/25	[2]	998,100	873,647
Gray Television, Inc.,
Term Loan C, 1st Lien
(LIBOR plus 2.50%)
2.66%	11/02/25	[2]	767,889	756,370
GTT Communications, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 2.75%)
2.97%	05/31/25	[2]	1,467,475	1,271,934
Intelsat Jackson Holdings SA,
Term Loan B5, 1st Lien (Luxembourg)
8.63%	01/02/24	[2,3]	500,000	506,980
Intelsat Jackson Holdings,
Delayed-Draw Term Loan, 1st Lien
(Luxembourg)
(LIBOR plus 5.50%)
6.50%	07/14/21	[2,3,6]	53,889	54,989

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2020 / 56

Floating Rate Income Fund

Schedule of Portfolio Investments

September 30, 2020 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
BANK LOANS (continued)
Communications (continued)
Level 3 Parent LLC,
Term Loan B, 1st Lien
(LIBOR plus 1.75%)
1.90%	03/01/27	[2]	$2,337,328	$2,268,669
MacDonald Dettwiler & Associates Ltd.,
Term Loan B, 1st Lien
(LIBOR plus 2.75%)
2.90%	10/05/24	[2]	736,668	710,656
National Cinemedia LLC,
Term Loan B, 1st Lien
(LIBOR plus 3.00%)
4.00%	06/20/25	[2]	488,750	400,035
NEP/NCP Holdco, Inc.,
Term Loan, 2nd Lien
(LIBOR plus 7.00%)
7.15%	10/19/26	[2]	440,000	352,733
New Insight Holdings, Inc.,
Term Loan, 1st Lien
(LIBOR plus 5.50%)
6.50%	12/20/24	[2]	486,250	462,910
Nexstar Broadcasting, Inc.
Term Loan B3, 1st Lien
(LIBOR plus 2.25%)
2.39%	01/17/24	[2]	264,012	258,119
Nexstar Broadcasting,
Term Loan B, 1st Lien
(LIBOR plus 2.75%)
2.91%	09/18/26	[2]	960,625	941,614
Radiate Holdco LLC,
Term Loan B, 1st Lien
(LIBOR plus 3.50%)
4.25%	09/10/26	[2]	2,471,095	2,433,176
Sinclair Television Group, Inc.,
Term Loan B2, 1st Lien
(LIBOR plus 2.25%)
2.40%	01/03/24	[2]	1,915,405	1,871,906
T-Mobile USA, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 3.00%)
3.15%	04/01/27	[2]	1,496,250	1,496,916
UPC Financing Partnership,
Term Loan B2, 1st Lien
(LIBOR plus 3.50%)
3.50%	01/31/29	[2]	1,125,000	1,095,750
Virgin Media Bristol LLC,
Term Loan N, 1st Lien
(LIBOR plus 2.50%)
2.65%	01/31/28	[2]	2,000,000	1,945,700
Zayo Group Holdings, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 3.00%)
3.15%	03/09/27	[2]	2,238,750	2,177,587

Issues	Maturity Date		Principal Amount	Value
BANK LOANS (continued)
Communications (continued)
Ziggo BV
Term Loan I, 1st Lien
(LIBOR plus 2.50%)
2.65%	04/30/28	[2]	$2,000,000	$1,930,000

				37,685,016

Consumer Discretionary — 7.39%
AI Aqua Merger Sub, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 3.25%)
4.25%	12/13/23	[2]	1,455,000	1,425,900
AI Aqua Merger Sub, Inc.,
Term Loan B1, 1st Lien
(LIBOR plus 3.25%)
4.25%	12/13/23	[2]	491,094	481,272
Allied Universal Holdco LLC,
Term Loan, 1st Lien
(LIBOR plus 4.25%)
4.40%	07/10/26	[2]	744,375	737,795
Arterra Wines Canada, Inc.,
Term Loan B1, 1st Lien (Canada)
(LIBOR plus 2.75%)
3.75%	12/15/23	[2,3]	2,414,822	2,393,704
Boing U.S. Holdco, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 3.25%)
4.25%	10/03/24	[2]	972,563	956,369
CityCenter Holdings LLC,
Term Loan B, 1st Lien
(LIBOR plus 2.25%)
3.00%	04/18/24	[2]	2,182,998	2,100,590
Four Seasons Hotels, Ltd.,
Term Loan B, 1st Lien
(LIBOR plus 2.00%)
2.15%	11/30/23	[2]	962,500	939,212
KUEHG Corp.,
Term Loan, 1st Lien
(LIBOR plus 3.75%)
4.75%	02/21/25	[2]	336,171	309,383
Landry’s Finance Acquisition Co.,
Term Loan, 1st Lien
(LIBOR plus 12.00%)
13.00%	10/06/23	[2]	656,395	761,418
Landry’s
Term Loan, 1st Lien
(LIBOR plus 12.00%)
13.00%	10/06/23	[2]	53,605	61,110
Nielsen Finance LLC,
Term Loan B4, 1st Lien
(LIBOR plus 2.00%)
2.15%	10/04/23	[2]	1,203,328	1,182,270

See accompanying notes to Schedule of Portfolio Investments.

57 / Semi-Annual Report September 2020

Floating Rate Income Fund

Schedule of Portfolio Investments

September 30, 2020 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
BANK LOANS (continued)
Consumer Discretionary (continued)
Prometric Holdings, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 3.00%)
4.00%	01/29/25	[2]	$977,594	$914,050
Refresco,
Term Loan B3, 1st Lien
(LIBOR plus 3.25%)
3.51%	03/28/25	[2]	1,960,200	1,924,681
Reynolds Group Holdings, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 2.75%)
2.90%	02/06/23	[2]	1,891,342	1,872,788
Spin Holdco, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 3.25%)
4.25%	11/14/22	[2]	1,941,123	1,906,290
Whatabrands LLC,
Term Loan B, 1st Lien
(LIBOR plus 2.75%)
2.91%	08/03/26	[2]	1,487,509	1,459,619
Wyndham Hotels & Resorts, Inc.
Term Loan B, 1st Lien
(LIBOR plus 1.75%)
1.90%	05/30/25	[2]	490,000	473,730
Yum! Brands,
Term Loan B, 1st Lien
(LIBOR plus 1.75%)
1.90%	04/03/25	[2]	939,522	922,785

				20,822,966

Consumer Products — 0.23%
Hoffmaster Group, Inc.,
Term Loan, 1st Lien
(LIBOR plus 4.00%)
5.00%	11/21/23	[2]	470,198	400,844
Strategic Partners Acquisition Corp.,
Term Loan, 1st Lien
(LIBOR plus 3.75%)
4.75%	06/30/23	[2]	249,361	245,620

				646,464

Electric — 1.54%
Hamilton Projects Acquiror, LLC,
Term Loan B, 1st Lien
(LIBOR plus 4.75%)
5.75%	06/17/27	[2]	748,125	747,657
Linden LLC,
Term Loan B, 1st Lien
(LIBOR plus 3.50%)
4.50%	09/24/27	[2]	1,750,000	1,746,937

Issues	Maturity Date		Principal Amount	Value
BANK LOANS (continued)
Electric (continued)
Vistra Operations Co., LLC,
Term Loan B3, 1st Lien
(LIBOR plus 1.75%)
1.90%	12/31/25	[2]	$1,510,066	$1,490,344
1.90%	12/31/25	[2]	363,903	359,150

				4,344,088

Energy — 1.77%
Centurion Pipeline Co., LLC,
Term Loan B, 1st Lien
(LIBOR plus 3.25%)
3.40%	09/29/25	[2]	982,500	969,605
EG Finco Ltd., Term Loan B,
1st Lien (United Kingdom)
(LIBOR plus 4.00%)
4.22%	02/07/25	[2,3]	568,073	558,575
Epic Y-Grade Services,
Term Loan B, 1st Lien
(LIBOR plus 6.00%)
7.00%	06/30/27	[2]	252,500	207,050
Glass Mountain Pipeline Holdings LLC,
Term Loan B, 1st Lien
(LIBOR plus 4.50%)
5.50%	12/23/24	[2,4,5]	138,395	75,425
KAMC Holdings, Inc.
Term Loan, 1st Lien
(LIBOR plus 4.00%)
4.26%	08/14/26	[2,4,5]	742,500	668,948
Pike Corp.,
Term Loan B, 1st Lien
(LIBOR plus 3.00%)
3.15%	07/24/26	[2]	1,000,000	994,790
Stonepeak Lonestar Holdings, LLC,
Term Loan B, 1st Lien
(LIBOR plus 4.50%)
4.77%	10/19/26	[2]	619,013	611,666
Traverse Midstream Partners LLC,
Term Loan B, 1st Lien
(LIBOR plus 4.00%)
5.00%	09/27/24	[2]	980,000	907,113

				4,993,172

Entertainment — 1.56%
CineWorld Finance US, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 2.25%)
2.52%	02/28/25	[2]	1,762,934	1,186,181
Hornblower Sub LLC,
Term Loan, 1st Lien
(LIBOR plus 4.50%)
5.50%	04/28/25	[2]	1,500,000	1,263,750

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2020 / 58

Floating Rate Income Fund

Schedule of Portfolio Investments

September 30, 2020 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
BANK LOANS (continued)
Entertainment (continued)
NAI Entertainment Holdings LLC,
Term Loan B, 1st Lien
(LIBOR plus 2.50%)
3.50%	05/08/25	[2]	$647,500	$595,700
Nascar Holdings, Inc.
Term Loan B, 1st Lien
(LIBOR plus 2.75%)
2.89%	10/19/26	[2]	938,617	918,869
SMG U.S. Midco 2, Inc.,
Term Loan, 1st Lien
(LIBOR plus 2.50%)
2.65%	01/23/25	[2]	142,189	124,593
2.76%	01/23/25	[2]	345,376	302,636

				4,391,729

Finance — 3.95%
Auris Lux III SA,
Term Loan B, 1st Lien (Luxembourg)
(LIBOR plus 3.75%)
3.90%	02/27/26	[2,3]	1,231,252	1,143,015
Avolon TLB Borrower 1 U.S. LLC,
Term Loan B3, 1st Lien
(LIBOR plus 1.75%)
2.50%	01/15/25	[2]	789,836	769,925
Blackstone CQP Holdco LP,
Term Loan B, 1st Lien
(LIBOR plus 3.50%)
3.73%	09/30/24	[2]	997,475	978,024
Camelot Finance SA,
Term Loan B, 1st Lien
(LIBOR plus 3.00%)
3.15%	10/30/26	[2]	992,500	975,598
CBAC Borrower LLC, Term Loan B,
1st Lien
(LIBOR plus 4.00%)
4.15%	07/08/24	[2]	237,974	209,714
Cushman & Wakefield
Term Loan B, 1st Lien
(LIBOR plus 2.75%)
2.90%	08/21/25	[2]	638,666	618,251
Delos Finance SARL,
Term Loan B, 1st Lien
(LIBOR plus 1.75%)
1.97%	10/06/23	[2]	1,300,000	1,273,836
First Eagle Holdings, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 2.50%)
2.72%	02/01/27	[2]	1,488,750	1,457,248
Pre-Paid Legal Services,
Term Loan, 1st Lien
(LIBOR plus 4.00%)
4.75%	05/01/25	[2]	1,000,000	992,500

Issues	Maturity Date		Principal Amount	Value
BANK LOANS (continued)
Finance (continued)
RPI Intermediate Finance Trust,
Term Loan B1, 1st Lien
(LIBOR plus 1.75%)
1.90%	02/11/27	[2]	$165,000	$164,622
Telenet Financing USD LLC,
Term Loan AR, 1st Lien
(LIBOR plus 2.00%)
2.15%	04/30/28	[2]	1,500,000	1,451,490
UPC Financing Partnership,
Term Loan B1, 1st Lien
(LIBOR plus 3.50%)
3.50%	01/31/29	[2]	1,125,000	1,095,750

				11,129,973

Food — 5.40%
8th Avenue Food & Provisions,
Term Loan, 1st Lien
(LIBOR plus 3.50%)
3.65%	10/01/25	[2]	245,625	244,142
Agro Merchants Intermediate Holdings, LLC.,
Term Loan, 1st Lien
(LIBOR plus 3.75%)
4.75%	12/06/24	[2]	1,503,693	1,484,897
CH Guenther Parent LLC,
Term Loan B, 1st Lien
(LIBOR plus 2.75%)
2.90%	03/31/25	[2]	480,045	463,243
Chobani LLC,
Term Loan B, 1st Lien
(LIBOR plus 3.50%)
4.50%	10/10/23	[2]	962,556	954,735
Flora Food Group,
Term Loan B
(LIBOR plus 3.00%)
3.37%	07/02/25	[2]	977,500	954,895
Hostess Brands LLC,
Term Loan, 1st Lien
(LIBOR plus 2.25%)
3.00%	08/03/25	[2]	2,440,633	2,407,075
Houston Foods, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 3.75%)
3.90%	07/20/25	[2]	1,270,750	1,224,418
JBS USA LUX SA,
Term Loan B, 1st Lien (Canada)
(LIBOR plus 2.00%)
2.15%	05/01/26	[2,3]	1,231,250	1,201,854
Matterhorn Merger Sub LLC,
Term Loan, 1st Lien
(LIBOR plus 4.00%)
4.15%	05/23/25	[2]	487,538	477,585

See accompanying notes to Schedule of Portfolio Investments.

59 / Semi-Annual Report September 2020

Floating Rate Income Fund

Schedule of Portfolio Investments

September 30, 2020 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
BANK LOANS (continued)
Food (continued)
Shearer’s Foods LLC,
Term Loan B, 1st Lien
(LIBOR plus 4.00%)
4.75%	09/14/27	[2]	$2,065,290	$2,054,974
Snacking Investments Bidco,
Term Loan B, 1st Lien
(LIBOR plus 4.00%)
5.00%	12/18/26	[2]	497,500	495,637
U.S. Foods, Inc.,
Term Loan, 1st Lien
(LIBOR plus 2.00%)
2.15%	09/13/26	[2]	1,980,000	1,901,424
Utz Quality Foods LLC,
Term Loan, 1st Lien
(LIBOR plus 3.50%)
3.65%	11/21/24	[2]	1,348,941	1,341,360

				15,206,239

Gaming — 3.64%
Affinity Gaming LLC,
Term Loan B, 1st Lien
(LIBOR plus 3.25%)
4.25%	07/03/23	[2]	460,137	416,137
Caesars Resort Collection LLC,
Term Loan B, 1st Lien
(LIBOR plus 4.50%)
4.65%	07/21/25	[2]	666,667	647,130
4.77%	07/21/25	[2]	333,333	323,565
Caesars Resort Collection LLC,
Term Loan, 1st Lien
(LIBOR plus 2.75%)
2.90%	12/23/24	[2]	1,458,750	1,370,802
Churchill Downs, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 2.00%)
2.15%	12/27/24	[2]	2,018,136	1,961,376
Gateway Casinos & Entertainment Ltd.,
Term Loan B, 1st Lien
(LIBOR plus 3.50%)
4.50%	03/13/25	[2]	991,177	902,466
Golden Entertainment, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 3.00%)
3.75%	10/21/24	[2]	1,447,500	1,395,933
Golden Nugget
Term Loan B, 1st Lien
(LIBOR plus 2.50%)
3.25%	10/04/23	[2]	501,431	450,443
GVC Holdings PLC,
Term Loan B, 1st Lien
(LIBOR plus 2.25%)
3.25%	03/29/24	[2]	1,462,500	1,444,219

Issues	Maturity Date		Principal Amount	Value
BANK LOANS (continued)
Gaming (continued)
Penn National Gaming, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 2.25%)
3.00%	10/15/25	[2]	$1,380,413	$1,345,902

				10,257,973

Health Care — 13.01%
Acadia Healthcare Co., Inc.,
Term Loan B3, 1st Lien
(LIBOR plus 2.50%)
2.65%	02/11/22	[2]	906,535	900,869
Acadia Healthcare Co., Inc.,
Term Loan B4, 1st Lien
(LIBOR plus 2.50%)
2.65%	02/16/23	[2]	274,923	273,205
Admi Corp.,
Term Loan B, 1st Lien
(LIBOR plus 2.75%)
2.90%	04/30/25	[2]	977,638	942,565
Aldevron LLC,
Term Loan B
(LIBOR plus 4.25%)
5.25%	10/12/26	[2]	995,000	997,070
Alphabet Holding Co., Inc.,
Term Loan, 1st Lien
(LIBOR plus 3.50%)
3.65%	09/26/24	[2]	485,000	472,962
BCPE Eagle Buyer LLC,
Term Loan, 1st Lien
(LIBOR plus 4.25%)
5.25%	03/18/24	[2]	1,351,727	1,280,424
Catalent Pharma Solutions, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 2.25%)
3.25%	05/10/26	[2]	486,266	485,050
CCS-CMGC Holdings, Inc.,
Term Loan, 1st Lien
(LIBOR plus 5.50%)
5.72%	10/01/25	[2]	306,250	286,393
5.76%	10/01/25	[2]	185,000	173,005
Change Healthcare Holdings LLC,
Term Loan B, 1st Lien
(LIBOR plus 2.50%)
3.50%	03/01/24	[2]	2,355,561	2,309,745
Civitas Solutions, Inc.,
Term Loan, 1st Lien
(LIBOR plus 4.25%)
4.40%	03/09/26	[2]	471,364	465,668
4.40%	03/09/26	[2]	21,516	21,256

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2020 / 60

Floating Rate Income Fund

Schedule of Portfolio Investments

September 30, 2020 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
BANK LOANS (continued)
Health Care (continued)
Da Vinci Purchaser Corp.,
Term Loan B, 1st Lien
(LIBOR plus 4.00%)
5.24%	01/08/27	[2]	$1,745,625	$1,729,626
Dentalcorp Health Services,
Term Loan, 1st Lien (Australia)
(LIBOR plus 3.75%)
4.75%	06/06/25	[2,3]	646,692	612,741
Elanco Animal Health, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 1.75%)
1.91%	08/01/27	[2]	2,302,842	2,241,667
Emerald Topco, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 3.50%)
3.76%	07/27/26	[2]	992,481	958,370
Endo Luxembourg Finance I Co. SARL,
Term Loan B, 1st Lien (Luxembourg)
(LIBOR plus 4.25%)
5.00%	04/29/24	[2,3]	496,154	474,536
Femur Buyer, Inc.,
Term Loan, 1st Lien
(LIBOR plus 4.50%)
4.72%	03/05/26	[2]	634,240	577,688
Gentiva Health Services, Inc.,
Term Loan, 1st Lien
(LIBOR plus 3.25%)
3.44%	07/02/25	[2]	1,440,499	1,413,497
Grifols Worldwide Operations USA, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 2.00%)
2.10%	11/15/27	[2]	992,500	974,124
Heartland Dental LLC,
Term Loan, 1st Lien
(LIBOR plus 3.50%)
3.65%	04/30/25	[2]	248,729	229,936
Med Parentco LP,
Delayed-Draw Term Loan, 1st Lien
(LIBOR plus 4.25%)
4.40%	08/31/26	[2,7]	208,803	199,332
Med Parentco LP,
Term Loan, 1st Lien
(LIBOR plus 4.25%)
4.40%	08/31/26	[2]	1,190,055	1,136,074
Medical Solutions Holdings, Inc.,
Term Loan, 1st Lien
(LIBOR plus 4.50%)
5.50%	06/14/24	[2]	970,274	931,463
Medplast Holdings, Inc.,
Term Loan, 1st Lien
(LIBOR plus 3.75%)
3.90%	07/02/25	[2]	980,000	908,950

Issues	Maturity Date		Principal Amount	Value
BANK LOANS (continued)
Health Care (continued)
MPH Acquisition Holdings LLC,
Term Loan B, 1st Lien
(LIBOR plus 2.75%)
3.75%	06/07/23	[2]	$275,000	$271,121
NMN Holdings III Corp.,
Delayed-Draw Term Loan, 1st Lien
(LIBOR plus 3.50%)
3.65%	11/13/25	[2]	261,188	250,741
NMN Holdings III Corp.
Term Loan, 1st Lien
(LIBOR plus 3.50%)
3.65%	11/13/25	[2]	1,217,484	1,168,785
NMSC Holdings, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 5.00%)
6.00%	04/19/23	[2,4,5]	1,165,170	1,035,055
NSM Top Holdings Corp.,
Term Loan, 1st Lien
(LIBOR plus 5.25%)
5.47%	11/16/26	[2]	992,500	956,522
Pathway Vet Alliance LLC,
Term Loan, 1st Lien
(LIBOR plus 4.00%)
4.15%	03/31/27	[2,8]	1,380,318	1,361,856
Premise Health Holding Corp.,
Term Loan, 1st Lien
(LIBOR plus 3.50%)
3.72%	07/10/25	[2]	1,143,701	1,105,101
Romulus Merger Sub LLC,
Term Loan, 1st Lien
(LIBOR plus 2.75%)
2.90%	02/14/25	[2]	1,952,998	1,893,803
Surgery Center Holdings, Inc.,
Term Loan, 1st Lien
(LIBOR plus 3.25%)
4.25%	09/02/24	[2]	1,214,918	1,148,602
(LIBOR plus 8.00%)
9.00%	09/03/24	[2]	223,875	227,373
Tecomet, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 3.50%)
4.68%	05/01/24	[2]	197,469	193,582
U.S. Renal Care, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 5.00%)
5.15%	06/26/26	[2]	990,000	967,354
UIC Merger Sub, Inc.,
Term Loan, 1st Lien
(LIBOR plus 3.25%)
4.25%	08/30/24	[2]	1,714,299	1,695,373

See accompanying notes to Schedule of Portfolio Investments.

61 / Semi-Annual Report September 2020

Floating Rate Income Fund

Schedule of Portfolio Investments

September 30, 2020 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
BANK LOANS (continued)
Health Care (continued)
Valeant Pharmaceuticals International, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 2.75%)
2.90%	11/27/25	[2]	$482,353	$472,002
(LIBOR plus 3.00%)
3.15%	06/02/25	[2]	1,704,441	1,673,906
Wink Holdco, Inc.,
Term Loan, 1st Lien
(LIBOR plus 3.00%)
4.00%	12/02/24	[2]	970,626	969,291
Wink Holdco, Inc.,
Term Loan, 2nd Lien
(LIBOR plus 6.75%)
7.75%	12/01/25	[2]	250,000	251,250

				36,637,933

Industrials — 10.19%
BCPE Empire Holdings, Inc.,
Delayed-Draw Term Loan, 1st Lien
(LIBOR plus 4.00%)
4.15%	06/11/26	[2,9]	162,476	158,685
BCPE Empire Holdings, Inc.,
Term Loan, 1st Lien
(LIBOR plus 4.00%)
4.15%	06/11/26	[2]	1,033,861	1,009,741
Berry Plastics Group, Inc.,
Term Loan Y, 1st Lien
(LIBOR plus 2.00%)
2.16%	07/01/26	[2]	2,322,927	2,260,800
Clean Harbors, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 1.75%)
1.90%	06/30/24	[2]	1,799,648	1,799,423
Conserve Merger Sub, Inc.,
Term Loan, 1st Lien
(LIBOR plus 3.50%)
3.64%	08/08/25	[2]	1,960,000	1,906,100
Curie Merger Sub LLC,
Term Loan, 1st Lien
(LIBOR plus 4.25%)
4.40%	11/04/26	[2]	995,000	991,891
Energizer Holdings, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 2.25%)
2.44%	12/17/25	[2]	563,500	557,161
Engineered Machinery Holdings, Inc.,
Term Loan, 1st Lien
(LIBOR plus 4.25%)
5.25%	07/19/24	[2]	494,953	488,766

Issues	Maturity Date		Principal Amount	Value
BANK LOANS (continued)
Industrials (continued)
Graham Packaging Co., Inc.,
Term Loan, 1st Lien
(LIBOR plus 3.75%)
4.50%	08/04/27	[2]	$1,000,000	$996,115
Jade Germany GMBH,
Term Loan, 1st Lien (Germany)
(LIBOR plus 5.50%)
6.50%	05/31/23	[2,3]	967,500	888,489
Liqui-Box Corp.,
Term Loan B, 1st Lien
(LIBOR plus 4.50%)
5.50%	02/26/27	[2]	997,500	847,875
Mauser Packaging Solutions Holdings,
Term Loan B, 1st Lien
(LIBOR plus 3.25%)
3.52%	04/03/24	[2]	1,014,756	956,199
Mirion Technologies, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 4.00%)
4.27%	03/06/26	[2]	992,443	988,598
Patriot Container Corp.,
Term Loan, 1st Lien
(LIBOR plus 3.50%)
4.50%	03/20/25	[2]	1,488,550	1,462,500
Pelican Products, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 3.50%)
4.50%	05/01/25	[2]	488,750	468,897
Plaze, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 3.50%)
3.65%	07/30/26	[2]	1,240,625	1,212,711
Road Infrastructure Investment Holdings,
Inc.,
Term Loan, 1st Lien
(LIBOR plus 3.50%)
4.50%	06/13/23	[2]	746,114	680,210
Spectrum Holdings III Corp.,
Term Loan, 1st Lien
(LIBOR plus 3.25%)
4.25%	01/31/25	[2]	1,419,874	1,292,441
13.25%	01/31/25	[2]	3,650	3,322
Technimark LLC,
Term Loan, 1st Lien
(LIBOR plus 3.75%)
3.90%	08/08/25	[2]	982,500	962,850
Titan Acquisition, Ltd.,
Term Loan, 1st Lien
(LIBOR plus 3.00%)
3.36%	03/28/25	[2]	495,615	469,776

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2020 / 62

Floating Rate Income Fund

Schedule of Portfolio Investments

September 30, 2020 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
BANK LOANS (continued)
Industrials (continued)
Transcendia Holdings, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 3.50%)
4.50%	05/30/24	[2]	$1,455,103	$1,189,547
TransDigm, Inc.,
Term Loan E, 1st Lien
(LIBOR plus 2.25%)
2.40%	05/30/25	[2]	495,006	468,897
TricorBraun, Inc.,
Term Loan, 1st Lien
(LIBOR plus 3.75%)
4.75%	11/30/23	[2]	1,422,780	1,410,330
TruGreen Limited Partnership,
Term Loan B, 1st Lien
(LIBOR plus 3.75%)
3.90%	03/19/26	[2]	985,000	980,371
U.S. Ecology, Inc.
Term Loan B, 1st Lien
(LIBOR plus 2.50%)
2.65%	11/02/26	[2]	496,250	491,287
VM Consolidated, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 3.25%)
3.40%	02/28/25	[2]	1,434,872	1,407,968
WP Deluxe Merger Sub, Inc.,
Term Loan, 1st Lien
(LIBOR plus 3.00%)
4.00%	07/19/24	[2]	972,500	951,431
Zep, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 4.00%)
5.00%	08/12/24	[2]	1,475,572	1,393,036

				28,695,417

Information Technology — 11.20%
Broadcom, Inc.,
Delayed-Draw Term Loan A3
(LIBOR plus 1.13%)
1.28%	11/04/22	[2]	621,774	621,774
Buzz Merger Sub, Ltd.,
Term Loan B, 1st Lien
(LIBOR plus 2.75%)
2.90%	01/29/27	[2]	497,500	488,172
Castle U.S. Holding Corp.,
Term Loan B, 1st Lien
(LIBOR plus 3.75%)
3.97%	01/29/27	[2]	995,833	960,093
Cornerstone Ondemand, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 4.25%)
4.41%	04/22/27	[2]	1,000,000	999,585

Issues	Maturity Date		Principal Amount	Value
BANK LOANS (continued)
Information Technology (continued)
DCert Buyer, Inc.
Term Loan, 1st Lien
(LIBOR plus 4.00%)
4.15%	10/16/26	[2]	$995,000	$984,896
Dell International LLC,
Term Loan B1
(LIBOR plus 2.00%)
2.75%	09/19/25	[2]	1,278,970	1,275,088
EagleView Technology Co.,
Term Loan B, 1st Lien
(LIBOR plus 3.50%)
3.76%	08/14/25	[2]	988,718	958,933
GlobalLogic Holdings, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 2.75%)
2.90%	08/01/25	[2]	429,922	419,711
Helios Software Holdings, Inc.,
Term Loan, 1st Lien
(LIBOR plus 4.25%)
4.52%	10/24/25	[2]	992,422	980,642
Imperva, Inc.,
Term Loan, 1st Lien
(LIBOR plus 4.00%)
5.00%	11/20/25	[2]	1,481,250	1,463,001
IQVIA, Inc.,
Term Loan B2, 1st Lien
(LIBOR plus 1.75%)
1.90%	01/17/25	[2]	962,521	952,597
IQVIA, Inc.,
Term Loan B3, 1st Lien
(LIBOR plus 1.75%)
1.97%	06/11/25	[2]	1,481,136	1,464,473
Logmein, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 4.75%)
4.91%	08/31/27	[2]	1,000,000	968,440
Microchip Technology, Inc.,
Term Loan, 1st Lien
(LIBOR plus 2.00%)
2.15%	05/29/25	[2]	284,444	284,088
Navicure, Inc.,
Term Loan B
(LIBOR plus 4.00%)
4.15%	10/22/26	[2]	1,492,500	1,462,344
Navicure, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 4.00%)
4.75%	10/22/26	[2]	500,000	496,875
Oberthur Technologies Group SAS,
Term Loan B1, 1st Lien
(LIBOR plus 3.75%)
3.97%	01/10/24	[2]	457,756	441,950

See accompanying notes to Schedule of Portfolio Investments.

63 / Semi-Annual Report September 2020

Floating Rate Income Fund

Schedule of Portfolio Investments

September 30, 2020 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
BANK LOANS (continued)
Information Technology (continued)
Perspecta, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 2.25%)
2.40%	05/30/25	[2]	$488,750	$481,497
Project Alpha Intermediate Holdings Inc.,
Term Loan B, 1st Lien
(LIBOR plus 3.50%)
4.50%	04/26/24	[2]	967,500	953,592
RSA Security LLC
Term Loan, 1st Lien
(LIBOR plus 5.00%)
6.00%	09/01/27	[2]	1,000,000	997,500
Scientific Games International, Inc.,
Term Loan B5, 1st Lien
(LIBOR plus 2.75%)
2.90%	08/14/24	[2]	384,980	363,217
3.61%	08/14/24	[2]	1,573,703	1,484,742
Sophia LP,
Term Loan B, 1st Lien
(LIBOR plus 3.25%)
4.25%	09/30/22	[2]	2,095,603	2,089,494
Sophia LP,
Term Loan, 1st Lien
(LIBOR plus 3.75%)
3.75%	10/06/27	[2]	2,000,000	1,990,000
SS&C Technologies, Inc.,
Term Loan B3, 1st Lien
(LIBOR plus 1.75%)
1.90%	04/16/25	[2]	875,584	850,411
SS&C Technologies, Inc.,
Term Loan B4, 1st Lien
(LIBOR plus 1.75%)
1.90%	04/16/25	[2]	615,159	597,473
SS&C Technologies, Inc.,
Term Loan B5, 1st Lien
(LIBOR plus 1.75%)
1.90%	04/16/25	[2]	1,978,297	1,922,519
Surf Holdings LLC,
Term Loan B, 1st Lien
(LIBOR plus 3.50%)
3.75%	03/05/27	[2]	1,296,750	1,272,203
TierPoint LLC,
Term Loan, 1st Lien
(LIBOR plus 3.75%)
4.75%	05/06/24	[2]	474,752	463,662
VT Topco, Inc.,
Term Loan, 1st Lien
(LIBOR plus 3.25%)
3.40%	08/01/25	[2]	980,555	936,430

Issues	Maturity Date		Principal Amount	Value
BANK LOANS (continued)
Information Technology (continued)
Web.Com Group, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 3.75%)
3.90%	10/10/25	[2]	$1,000,000	$970,625
Zotec Partners LLC,
Term Loan B, 1st Lien
(LIBOR plus 3.75%)
4.75%	02/14/24	[2]	951,469	945,522

				31,541,549

Insurance — 0.46%
Kwor Acquisition, Inc.,
Term Loan, 1st Lien
(LIBOR plus 4.00%)
4.15%	06/03/26	[2,10]	1,348,641	1,294,695

Materials — 2.65%
Archroma Finance SARL,
Term Loan B2, 1st Lien (Switzerland)
(LIBOR plus 4.25%)
5.48%	08/12/24	[2,3]	727,500	692,944
Cyanco Intermediate Corp.,
Term Loan, 1st Lien
(LIBOR plus 3.50%)
3.65%	03/16/25	[2]	448,674	443,626
DCG Acquisition Corp.,
Term Loan, 1st Lien
(LIBOR plus 4.50%)
4.65%	09/30/26	[2]	1,486,679	1,438,362
Israel Chemicals Ltd.,
Term Loan, 1st Lien (Israel)
(LIBOR plus 3.00%)
3.16%	03/28/25	[2,3]	994,899	972,200
Nouryon USA LLC,
Term Loan B, 1st Lien
(LIBOR plus 3.00%)
3.15%	10/01/25	[2]	959,654	932,237
Polar U.S. Borrower LLC,
Term Loan, 1st Lien
(LIBOR plus 4.75%)
4.90%	10/15/25	[2]	589,500	568,867
SCIH Salt Holdings, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 4.50%)
5.50%	03/16/27	[2]	498,750	499,219
WR Grace & Co.,
Term Loan B1, 1st Lien
(LIBOR plus 1.75%)
1.97%	04/03/25	[2]	722,105	707,753

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2020 / 64

Floating Rate Income Fund

Schedule of Portfolio Investments

September 30, 2020 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
BANK LOANS (continued)
Materials (continued)
WR Grace & Co.,
Term Loan B2, 1st Lien
(LIBOR plus 1.75%)
1.97%	04/03/25	[2]	$1,237,895	$1,213,292

				7,468,500

Real Estate Investment Trust (REIT) — 0.83%
SBA Senior Finance II LLC,
Term Loan B, 1st Lien
(LIBOR plus 1.75%)
1.90%	04/11/25	[2]	997,025	973,570
VICI Properties 1 LLC,
Term Loan B, 1st Lien
(LIBOR plus 1.75%)
1.91%	12/20/24	[2]	1,409,091	1,365,458

				2,339,028

Retail — 0.80%
BC ULC/New Red Finance, Inc.,
Term Loan B, 1st Lien (Canada)
(LIBOR plus 1.75%)
1.90%	11/19/26	[2,3]	1,143,129	1,098,593
BJ’s Wholesale Club, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 2.00%)
2.15%	02/03/24	[2]	808,351	795,765
Go Wireless, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 6.50%)
7.50%	12/22/24	[2]	359,375	343,832

				2,238,190

Services — 3.54%
Aramark Services, Inc.,
Term Loan, 1st Lien
(LIBOR plus 1.75%)
1.90%	03/11/25	[2]	1,865,325	1,790,712
Ensemble RCM LLC,
Term Loan, 1st Lien
(LIBOR plus 3.75%)
4.01%	08/01/26	[2]	497,487	492,925
GFL Environmental, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 3.00%)
4.00%	05/30/25	[2]	557,092	555,491
Guidehouse LLP,
Term Loan, 1st Lien
(LIBOR plus 4.50%)
4.65%	05/01/25	[2]	494,937	491,227

Issues	Maturity Date		Principal Amount	Value
BANK LOANS (continued)
Services (continued)
Lakeland Tours LLC,
Term Loan, 1st Lien
(LIBOR plus 12.00%)
13.25%	01/30/21	[2,4,5]	$180,810	$179,002
Lakeland Tours LLC
Term Loan B, 1st Lien
(LIBOR plus 4.25%)
5.25%	12/16/24	[2,4,5]	1,468,706	605,841
PowerTeam Services LLC,
Term Loan, 1st Lien
(LIBOR plus 3.25%)
4.25%	03/06/25	[2]	150,000	146,532
PowerTeam Services LLC,
Term Loan, 2nd Lien
(LIBOR plus 7.25%)
8.25%	03/06/26	[2,4,5]	750,000	670,001
Prime Security Services Borrower LLC,
Term Loan B
(LIBOR plus 3.25%)
4.25%	09/23/26	[2]	620,870	616,213
SRS Distribution, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 4.25%)
4.40%	05/23/25	[2]	496,250	490,047
TKC Holdings, Inc.,
Term Loan, 1st Lien
(LIBOR plus 3.75%)
4.75%	02/01/23	[2]	1,387,857	1,306,757
University Support Services LLC,
Term Loan B, 1st Lien
(LIBOR plus 3.25%)
3.40%	07/17/25	[2]	1,869,273	1,834,224
3.41%	07/17/25	[2]	47,349	46,461
Zelis Payments Buyer, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 4.75%)
4.90%	09/30/26	[2]	746,241	741,976

				9,967,409

Transportation — 2.23%
American Airlines, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 1.75%)
1.90%	01/29/27	[2]	273,833	202,095
Genesee & Wyoming, Inc.,
Term Loan, 1st Lien
(LIBOR plus 2.00%)
2.22%	12/30/26	[2]	2,487,500	2,453,297
Kestrel Bidco, Inc.
Term Loan, 1st Lien
(LIBOR plus 3.00%)
4.00%	12/11/26	[2]	496,250	432,536

See accompanying notes to Schedule of Portfolio Investments.

65 / Semi-Annual Report September 2020

Floating Rate Income Fund

Schedule of Portfolio Investments

September 30, 2020 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
BANK LOANS (continued)
Transportation (continued)
PODS LLC,
Term Loan, 1st Lien
(LIBOR plus 2.75%)
3.75%	12/06/24	[2]	$1,443,742	$1,417,278
Skymiles IP, Ltd.,
Term Loan B, 1st Lien
(LIBOR plus 3.75%)
4.75%	09/16/27	[2]	500,000	504,287
United Air,
Term Loan B, 1st Lien
(LIBOR plus 5.25%)
6.25%	06/20/27	[2]	1,250,000	1,272,487

				6,281,980

Total Bank Loans
(Cost $241,213,697)				236,875,096

CORPORATES — 9.07%*
Banking — 0.48%
Bank of America Corp.
3.00%	12/20/23	[11]	1,300,000	1,365,617

Communications — 1.25%
T-Mobile USA, Inc.
3.88%	04/15/30	[12]	1,280,000	1,453,914
6.00%	03/01/23		1,000,000	1,003,850
Walt Disney Co. (The)
2.65%	01/13/31		990,000	1,069,740

				3,527,504

Consumer Discretionary — 0.26%
Anheuser-Busch InBev Worldwide, Inc.
3.50%	06/01/30		640,000	729,925

Energy — 0.18%
USA Compression Partners LP/USA
Compression Finance Corp.
6.88%	09/01/27		500,000	496,655

Finance — 2.04%
Citigroup, Inc.
(LIBOR USD 3-Month plus 0.55%)
0.80%	08/25/36	[2]	1,800,000	1,387,159
Ford Motor Credit Co. LLC
(LIBOR USD 3-Month plus 0.81%)
1.04%	04/05/21	[2]	2,500,000	2,464,970
GE Capital International Funding Co.
(Ireland)
4.42%	11/15/35	[3]	75,000	78,765
Goldman Sachs Group, Inc. (The)
3.27%	09/29/25	[11]	980,000	1,061,180

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Finance (continued)
Park Aerospace Holdings Ltd.
(Cayman Islands)
4.50%	03/15/23	[3,12]	$750,000	$743,638

				5,735,712

Gaming — 0.15%
Golden Nugget, Inc.
6.75%	10/15/24	[12]	500,000	420,000

Health Care — 2.01%
Centene Corp.
3.00%	10/15/30		1,400,000	1,430,030
Cigna Corp.
(LIBOR USD 3-Month plus 0.89%)
1.17%	07/15/23	[2]	2,700,000	2,729,389
CVS Health Corp.
(LIBOR USD 3-Month plus 0.72%)
0.96%	03/09/21	[2]	1,000,000	1,002,610
Tenet Healthcare Corp.
4.63%	09/01/24	[12]	500,000	503,839

				5,665,868

Industrials — 1.38%
General Electric Co. (MTN)
(LIBOR USD 3-Month plus 0.48%)
0.76%	08/15/36	[2]	850,000	579,787
PowerTeam Services LLC
9.03%	12/04/25	[12]	1,130,000	1,196,820
Sealed Air Corp.
5.25%	04/01/23	[12]	1,500,000	1,587,967
Titan Acquisition Ltd./Titan Co-Borrower LLC
(Canada)
7.75%	04/15/26	[3,12]	250,000	248,888
Trident TPI Holdings, Inc.
9.25%	08/01/24	[12]	250,000	265,625

				3,879,087

Information Technology — 0.29%
NCR Corp.
8.13%	04/15/25	[12]	750,000	830,464

Real Estate Investment Trust (REIT) — 0.48%
SL Green Operating Partnership LP
(LIBOR USD 3-Month plus 0.98%)
1.26%	08/16/21	[2]	1,350,000	1,340,653

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2020 / 66

Floating Rate Income Fund

Schedule of Portfolio Investments

September 30, 2020 (Unaudited)

Issues	Maturity Date	Principal Amount	Value
CORPORATES (continued)
Retail — 0.36%
FirstCash, Inc.
4.63%	09/01/28 [12]	$1,000,000	$1,020,625

Services — 0.19%
Emory University, Series 2020
2.14%	09/01/30	500,000	524,661

Total Corporates
(Cost $24,930,577)			25,536,771

MUNICIPAL BONDS — 0.00%*
California — 0.00%
State of California, General Obligation
Bonds. Build America Bonds, School
Improvements
7.95%	03/01/36	42	39

Total Municipal Bonds
(Cost $42)

Total Bonds – 93.17%
(Cost $266,144,316)			262,411,906

Issues	Maturity Date	Principal Amount/Shares	Value
SHORT-TERM INVESTMENTS — 9.31%
Money Market Funds — 5.05%
Dreyfus Government Cash Management
Fund
2.33%[13]		13,989,000	13,989,000
Fidelity Investments Money Market Funds -
Government Portfolio
1.00%[13]		89,647	89,647
Morgan Stanley Institutional Liquidity
Funds-Government Portfolio
2.00%[13]		131,000	131,000

			14,209,647

U.S. Treasury Bills — 4.26%
U.S. Treasury Bills
0.14%[14]	10/27/20	5,000,000	4,999,756
0.16%[14]	11/03/20	1,000,000	999,924
0.16%[14]	11/27/20	5,000,000	4,999,267
0.17%[14]	12/03/20	1,000,000	999,851

			11,998,798

Total Short-Term Investments
(Cost $26,207,452)			26,208,445

Value
Total Investments – 102.48%
(Cost $292,351,768)	$288,620,351

Net unrealized depreciation on unfunded commitments (0.00)%	(4,854)

Liabilities in Excess of Other
Assets – (2.48)%	(6,984,203)

Net Assets – 100.00%	$281,631,294

[1]

Excluded from the investment total above is an unfunded delayed draw term loan commitment in an amount not to exceed $43,739, at an interest rate of 3.00% and a maturity of September 25, 2026. The investment is accruing an unused commitment fee of 0.50% per annum.

[2]	Floating rate security. The rate disclosed was in effect at September 30, 2020.
[3]	U.S. dollar-denominated security issued by foreign-domiciled entity.
[4]	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
[5]	Illiquid security as determined under procedures approved by the Board of Trustees. The aggregate value of illiquid securities is $3,307,509, which is 1.17% of total net assets.
[6]

Excluded from the investment total above is an unfunded delayed draw term loan commitment in an amount not to exceed $54,989, at an interest rate of 3.60% and a maturity of July 14, 2021. The investment is not accruing an unused commitment fee.

[7]

Excluded from the investment total above is an unfunded delayed draw term loan commitment in an amount not to exceed $85,557, at an interest rate of 4.25% and a maturity of August 31, 2026. The investment is accruing an unused commitment fee of 1.00% per annum.

[8]

Excluded from the investment total above is an unfunded delayed draw term loan commitment in an amount not to exceed $111,238, at an interest rate of 4.00% and a maturity of March 31, 2027. The investment is accruing an unused commitment fee of 2.50% per annum.

[9]

Excluded from the investment total above is an unfunded delayed draw term loan commitment in an amount not to exceed $40,952, at an interest rate of 4.00% and a maturity of June 11, 2026. The investment is not accruing an unused commitment fee.

[10]

Excluded from the investment total above is an unfunded delayed draw term loan commitment in an amount not to exceed $131,108, at an interest rate of 4.00% and a maturity of June 03, 2026. The investment is accruing an unused commitment fee of 0.75% per annum.

[11]

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions.

[12]

Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

[13]	Represents the current yield as of September 30, 2020.
[14]	Represents annualized yield at date of purchase.

*	Securities with a call or reset feature will have an effective maturity date sooner than the stated maturity.

Note: For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for more meaningful presentation for investors.

(LIBOR): London InterBank Offer Rate

(MTN): Medium-term note

(USD): U.S. dollar

See accompanying notes to Schedule of Portfolio Investments.

67 / Semi-Annual Report September 2020

High Yield Bond Fund

Schedule of Portfolio Investments

September 30, 2020 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
BONDS – 94.57%
BANK LOANS — 13.45%*
Communications — 4.19%
CenturyLink, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 2.25%)
2.40%	03/15/27	[1]	$923,025	$888,827
Colorado Buyer, Inc.,
Term Loan, 1st Lien
(LIBOR plus 3.00%)
4.00%	05/01/24	[1,2,3]	899,775	780,631
Colorado Buyer, Inc.,
Term Loan, 2nd Lien
(LIBOR plus 7.25%)
8.25%	05/01/25	[1,2,3]	800,000	424,560
CommScope, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 3.25%)
3.40%	04/04/26	[1]	990,000	967,463
CSC Holdings LLC,
Term Loan B, 1st Lien
(LIBOR plus 2.25%)
2.40%	07/17/25	[1]	7,569,535	7,343,092
Frontier Communications Corp.,
Term Loan B, 1st Lien
(PRIME plus 2.75%)
6.00%	06/17/24	[1]	4,975,614	4,909,961
GTT Communications, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 2.75%)
2.97%	05/31/25	[1]	1,435,316	1,244,061
Intelsat Jackson Holdings SA,
Term Loan B5, 1st Lien (Luxembourg)
8.63%	01/02/24	[1,4]	1,329,300	1,347,857
Intelsat Jackson Holdings,
Delayed-Draw Term Loan, 1st Lien
(Luxembourg)
(LIBOR plus 5.50%)
6.50%	07/14/21	[1,4,5]	143,269	146,193
MacDonald Dettwiler & Associates Ltd.,
Term Loan B, 1st Lien
(LIBOR plus 2.75%)
2.90%	10/05/24	[1]	1,890,818	1,824,053
NEP/NCP Holdco, Inc.,
Term Loan, 2nd Lien
(LIBOR plus 7.00%)
7.15%	10/19/26	[1]	875,000	701,457
Securus Technologies Holdings, Inc.,
Term Loan, 1st Lien
(LIBOR plus 4.50%)
5.50%	11/01/24	[1]	2,027,909	1,688,873

Issues	Maturity Date		Principal Amount	Value
BANK LOANS (continued)
Communications (continued)
T-Mobile USA, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 3.00%)
3.15%	04/01/27	[1]	$2,344,125	$2,345,168
Zayo Group Holdings, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 3.00%)
3.15%	03/09/27	[1]	2,313,375	2,250,174

				26,862,370

Consumer Discretionary — 1.28%
CityCenter Holdings LLC,
Term Loan B, 1st Lien
(LIBOR plus 2.25%)
3.00%	04/18/24	[1]	2,134,591	2,054,010
Landry’s Finance Acquisition Co.,
Term Loan, 1st Lien
(LIBOR plus 12.00%)
13.00%	10/06/23	[1]	693,375	804,314
Landry’s
Term Loan, 1st Lien
(LIBOR plus 12.00%)
13.00%	10/06/23	[1]	56,625	64,553
Reynolds Group Holdings, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 2.75%)
2.90%	02/06/23	[1]	5,359,859	5,307,279

				8,230,156

Entertainment — 0.34%
CineWorld Finance US, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 2.25%)
2.52%	02/28/25	[1]	3,227,010	2,171,278

Finance — 0.16%
Auris Lux III SA,
Term Loan B, 1st Lien (Luxembourg)
(LIBOR plus 3.75%)
3.90%	02/27/26	[1,4]	1,090,671	1,012,508

Food — 0.55%
Houston Foods, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 3.75%)
3.90%	07/20/25	[1]	1,715,612	1,653,061
JBS USA LUX SA,
Term Loan B, 1st Lien (Canada)
(LIBOR plus 2.00%)
2.15%	05/01/26	[1,4]	1,897,482	1,852,180

				3,505,241

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2020 / 68

High Yield Bond Fund

Schedule of Portfolio Investments

September 30, 2020 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
BANK LOANS (continued)
Gaming — 0.33%
Churchill Downs, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 2.00%)
2.15%	12/27/24	[1]	$2,206,637	$2,144,575

Health Care — 2.19%
Acadia Healthcare Co., Inc.,
Term Loan B4, 1st Lien
(LIBOR plus 2.50%)
2.65%	02/16/23	[1]	1,655,352	1,645,006
Alphabet Holding Co., Inc.,
Term Loan, 1st Lien
(LIBOR plus 3.50%)
3.65%	09/26/24	[1]	988,317	963,787
BCPE Eagle Buyer LLC,
Term Loan, 1st Lien
(LIBOR plus 4.25%)
5.25%	03/18/24	[1]	767,126	726,660
BCPE Eagle Buyer LLC,
Term Loan, 2nd Lien
(LIBOR plus 8.00%)
9.00%	03/13/25	[1,2,3]	465,000	428,963
Change Healthcare Holdings LLC,
Term Loan B, 1st Lien
(LIBOR plus 2.50%)
3.50%	03/01/24	[1]	3,279,492	3,215,705
Elanco Animal Health, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 1.75%)
1.91%	08/01/27	[1]	3,764,825	3,664,812
Endo Luxembourg Finance I Co. SARL,
Term Loan B, 1st Lien (Luxembourg)
(LIBOR plus 4.25%)
5.00%	04/29/24	[1,4]	930,288	889,756
Gentiva Health Services, Inc.,
Term Loan, 1st Lien
(LIBOR plus 3.25%)
3.44%	07/02/25	[1]	1,682,860	1,651,315
Wink Holdco, Inc.,
Term Loan, 2nd Lien
(LIBOR plus 6.75%)
7.75%	12/01/25	[1]	850,000	854,250

				14,040,254

Industrials — 1.90%
Berry Plastics Group, Inc.,
Term Loan Y, 1st Lien
(LIBOR plus 2.00%)
2.16%	07/01/26	[1]	3,339,545	3,250,229
Graham Packaging Co., Inc.,
Term Loan, 1st Lien
(LIBOR plus 3.75%)
4.50%	08/04/27	[1]	1,820,000	1,812,929

Issues	Maturity Date		Principal Amount	Value
BANK LOANS (continued)
Industrials (continued)
Liqui-Box Corp.,
Term Loan B, 1st Lien
(LIBOR plus 4.50%)
5.50%	02/26/27	[1]	$1,496,250	$1,271,813
Mauser Packaging Solutions Holdings,
Term Loan B, 1st Lien
(LIBOR plus 3.25%)
3.52%	04/03/24	[1]	2,479,285	2,336,218
PLZ Aeroscience Corp.,
Term Loan B, 1st Lien
(LIBOR plus 4.25%)
5.25%	08/03/26	[1]	1,785,000	1,762,687
Titan Acquisition, Ltd.,
Term Loan, 1st Lien
(LIBOR plus 3.00%)
3.36%	03/28/25	[1]	926,800	878,481
TransDigm, Inc.,
Term Loan E, 1st Lien
(LIBOR plus 2.25%)
2.40%	05/30/25	[1]	932,950	883,742

				12,196,099

Information Technology — 1.56%
IQVIA, Inc.,
Term Loan B3, 1st Lien
(LIBOR plus 1.75%)
1.97%	06/11/25	[1]	5,004,699	4,948,396
SS&C Technologies, Inc.,
Term Loan B3, 1st Lien
(LIBOR plus 1.75%)
1.90%	04/16/25	[1]	2,052,016	1,993,021
SS&C Technologies, Inc.,
Term Loan B4, 1st Lien
(LIBOR plus 1.75%)
1.90%	04/16/25	[1]	1,441,684	1,400,236
TierPoint LLC,
Term Loan, 1st Lien
(LIBOR plus 3.75%)
4.75%	05/06/24	[1]	1,726,648	1,686,314

				10,027,967

Real Estate Investment Trust (REIT) — 0.50%
SBA Senior Finance II LLC,
Term Loan B, 1st Lien
(LIBOR plus 1.75%)
1.90%	04/11/25	[1]	922,919	901,207
VICI Properties 1 LLC,
Term Loan B, 1st Lien
(LIBOR plus 1.75%)
1.91%	12/20/24	[1]	2,369,000	2,295,644

				3,196,851

See accompanying notes to Schedule of Portfolio Investments.

69 / Semi-Annual Report September 2020

High Yield Bond Fund

Schedule of Portfolio Investments

September 30, 2020 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
BANK LOANS (continued)
Retail — 0.23%
Michaels Stores, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 4.25%)
5.00%	09/16/27	[1]	$1,500,000	$1,466,250

Services — 0.22%
PowerTeam Services LLC,
Term Loan, 2nd Lien
(LIBOR plus 7.25%)
8.25%	03/06/26	[1,2,3]	1,565,000	1,398,069

Total Bank Loans
(Cost $87,501,255)				86,251,618

CORPORATES — 77.29%*
Banking — 0.15%
Wells Fargo & Co. (MTN)
5.01%	04/04/51	[6]	715,000	983,727

Communications — 18.29%
AT&T, Inc.
3.30%	02/01/52		3,250,000	3,101,067
4.50%	05/15/35		2,900,000	3,422,366
Block Communications, Inc.
4.88%	03/01/28	[7]	2,117,000	2,172,571
CCO Holdings LLC/CCO Holdings
Capital Corp.
4.25%	02/01/31	[7]	3,000,000	3,103,125
4.50%	08/15/30	[7]	720,000	757,836
4.50%	05/01/32	[7]	5,782,000	6,042,411
5.38%	05/01/25	[7]	2,744,000	2,831,808
5.38%	06/01/29	[7]	700,000	759,423
CenturyLink, Inc.
4.00%	02/15/27	[7]	4,956,000	5,040,705
CSC Holdings LLC
3.38%	02/15/31	[7]	3,275,000	3,175,437
6.50%	02/01/29	[7]	891,000	989,567
Diamond Sports Group LLC/Diamond
Sports Finance Co.
5.38%	08/15/26	[7]	990,000	702,028
DISH DBS Corp.
5.88%	11/15/24		371,000	381,898
7.38%	07/01/28		1,814,000	1,868,520
7.75%	07/01/26		373,000	411,233
DISH Network Corp.
3.38%	08/15/26		3,421,000	3,149,019
EW Scripps Co. (The)
5.13%	05/15/25	[7]	1,042,000	1,023,765
Frontier Communications Corp.
8.00%	04/01/27	[7]	718,000	722,042
Intelsat Jackson Holdings SA (Luxembourg)[8]
5.50%	08/01/23	[4,9]	4,750,000	2,992,500

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Communications (continued)
8.50%	10/15/24	[4,7,9]	$1,353,000	$879,450
9.75%	07/15/25	[4,7,9]	1,446,000	950,697
Intelsat Luxembourg SA (Luxembourg)[8]
8.13%	06/01/23	[4,9]	2,545,000	127,250
Lamar Media Corp.
3.75%	02/15/28	[7]	1,745,000	1,745,261
Level 3 Financing, Inc.
3.63%	01/15/29	[7]	675,000	667,260
4.25%	07/01/28	[7]	8,225,000	8,353,276
Midcontinent Communications/Midcontinent
Finance Corp.
5.38%	08/15/27	[7]	1,631,000	1,681,659
National CineMedia LLC
5.88%	04/15/28	[7]	2,697,000	2,262,398
Nexstar Broadcasting, Inc.
5.63%	07/15/27	[7]	2,296,000	2,423,152
Outfront Media Capital LLC/Outfront Media
Capital Corp.
4.63%	03/15/30	[7]	445,000	428,869
Qwest Corp.
6.75%	12/01/21		6,582,000	6,955,554
7.25%	09/15/25		1,500,000	1,732,515
Scripps Escrow, Inc.
5.88%	07/15/27	[7]	4,579,000	4,453,077
SES GLOBAL Americas Holdings GP
5.30%	03/25/44	[7]	3,098,000	3,287,443
Sirius XM Radio, Inc.
5.50%	07/01/29	[7]	1,362,000	1,463,397
Sprint Corp.
7.88%	09/15/23		8,491,000	9,769,957
Sprint Spectrum Co. LLC/Sprint Spectrum
Co. II LLC/Sprint Spectrum Co. III LLC
5.15%	03/20/28	[7]	4,154,000	4,904,316
T-Mobile USA, Inc.
3.30%	02/15/51	[7]	2,125,000	2,108,517
3.88%	04/15/30	[7]	9,330,000	10,597,667
Virgin Media Secured Finance PLC
(United Kingdom)
4.50%	08/15/30	[4,7]	5,475,000	5,636,424
5.50%	05/15/29	[4,7]	3,915,000	4,208,782

				117,284,242

Consumer Discretionary — 2.18%
Anheuser-Busch InBev Worldwide, Inc.
4.60%	06/01/60		1,040,000	1,262,959
Bacardi Ltd. (Bermuda)
4.45%	05/15/25	[4,7]	675,000	754,711
4.50%	01/15/21	[4,7]	899,000	900,133
4.70%	05/15/28	[4,7]	1,338,000	1,556,897
5.30%	05/15/48	[4,7]	1,342,000	1,687,380

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2020 / 70

High Yield Bond Fund

Schedule of Portfolio Investments

September 30, 2020 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Consumer Discretionary (continued)
BAT Capital Corp.
5.28%	04/02/50		$2,010,000	$2,373,578
Edgewell Personal Care Co.
5.50%	06/01/28	[7]	2,685,000	2,832,522
Live Nation Entertainment, Inc.
6.50%	05/15/27	[7]	900,000	972,468
Wyndham Hotels & Resorts, Inc.
4.38%	08/15/28	[7]	1,660,000	1,613,728

				13,954,376

Consumer Products — 1.10%
Newell Brands, Inc.
4.35%	04/01/23		1,325,000	1,386,652
4.88%	06/01/25		1,800,000	1,950,750
Spectrum Brands, Inc.
5.00%	10/01/29	[7]	3,587,000	3,740,524

				7,077,926

Electric — 0.01%
Indiantown Cogeneration LP, Series A-10
9.77%	12/15/20	[2,3]	43,170	43,826

Energy — 9.77%
Antero Resources Corp.
5.00%	03/01/25		5,015,000	3,143,778
Apache Corp.
4.88%	11/15/27		979,000	927,151
Archrock Partners LP/Archrock Partners
Finance Corp.
6.25%	04/01/28	[7]	4,207,000	3,975,615
Cheniere Energy Partners LP
4.50%	10/01/29		1,349,000	1,384,978
DCP Midstream Operating LP
5.60%	04/01/44		754,000	693,377
Devon Energy Corp.
5.00%	06/15/45		1,037,000	987,979
Endeavor Energy Resources LP/EER
Finance, Inc.
5.75%	01/30/28	[7]	2,681,000	2,699,432
Energy Transfer Operating LP
6.25%	04/15/49		800,000	829,034
Energy Transfer Operating LP, Series B
6.63%	02/15/69	[6]	3,015,000	2,054,557
EQT Corp.
3.90%	10/01/27		2,058,000	1,898,505
Hess Corp.
5.60%	02/15/41		840,000	915,052

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Energy (continued)
Occidental Petroleum Corp.
3.50%	08/15/29		$4,215,000	$3,236,277
4.40%	08/15/49		5,900,000	4,146,700
5.88%	09/01/25		4,975,000	4,568,717
Parsley Energy LLC/Parsley Finance Corp.
5.63%	10/15/27	[7]	700,000	700,000
Petroleos Mexicanos (Mexico)
6.75%	09/21/47	[4]	524,000	400,336
7.69%	01/23/50	[4,7]	425,000	357,319
Rattler Midstream LP
5.63%	07/15/25	[7]	666,000	672,660
Rockies Express Pipeline LLC
6.88%	04/15/40	[7]	2,835,000	2,966,119
SM Energy Co.
5.63%	06/01/25		739,000	344,989
6.63%	01/15/27		910,000	400,400
6.75%	09/15/26		1,115,000	500,144
Sunoco Logistics Partners Operations LP
5.35%	05/15/45		820,000	768,777
5.40%	10/01/47		500,000	472,090
Sunoco LP/Sunoco Finance Corp.
5.88%	03/15/28		3,165,000	3,228,300
Targa Resources Partners LP/Targa
Resources Partners Finance Corp.
5.50%	03/01/30	[7]	1,300,000	1,297,153
6.88%	01/15/29		2,250,000	2,415,738
TransMontaigne Partners LP/
TLP Finance Corp.
6.13%	02/15/26		3,348,000	3,473,550
Transocean Phoenix 2 Ltd.
(Cayman Islands)
7.75%	10/15/24	[4,7]	3,539,900	3,275,115
Transocean Pontus Ltd. (Cayman Islands)
6.13%	08/01/25	[4,7]	1,253,460	1,127,111
Transocean Proteus Ltd. (Cayman Islands)
6.25%	12/01/24	[4,7]	2,211,950	1,985,225
Transocean Sentry Ltd. (Cayman Islands)
5.38%	05/15/23	[4,7]	1,500,000	1,012,500
USA Compression Partners LP/USA
Compression Finance Corp.
6.88%	04/01/26		2,823,000	2,803,592
6.88%	09/01/27		2,887,000	2,867,686
Valaris PLC (United Kingdom)[8]
7.75%	02/01/26	[4,9]	2,958,000	164,627

				62,694,583

See accompanying notes to Schedule of Portfolio Investments.

71 / Semi-Annual Report September 2020

High Yield Bond Fund

Schedule of Portfolio Investments

September 30, 2020 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Entertainment — 1.04%
Banijay Entertainment SASU (France)
5.38%	03/01/25	[4,7]	$3,252,000	$3,289,525
Cinemark USA, Inc.
8.75%	05/01/25	[7]	1,590,000	1,692,356
Live Nation Entertainment, Inc.
4.75%	10/15/27	[7]	1,766,000	1,656,729

				6,638,610

Finance — 3.31%
AerCap Ireland Capital DAC/AerCap Global
Aviation Trust (Ireland)
3.50%	01/15/25	[4]	450,000	438,650
Avolon Holdings Funding Ltd.
(Cayman Islands)
5.13%	10/01/23	[4,7]	5,445,000	5,439,297
Ford Motor Credit Co. LLC
2.98%	08/03/22		1,805,000	1,782,437
3.10%	05/04/23		2,500,000	2,447,500
3.20%	01/15/21		2,761,000	2,760,344
3.34%	03/18/21		1,257,000	1,257,943
3.34%	03/28/22		950,000	947,448
4.27%	01/09/27		5,789,000	5,690,442
GE Capital International Funding Co.
(Ireland)
4.42%	11/15/35	[4]	466,000	489,393

				21,253,454

Food — 5.17%
JBS USA LUX SA/JBS USA
Food Co./JBS USA Finance, Inc. (Canada)
5.50%	01/15/30	[4,7]	4,585,000	4,996,366
Kraft Heinz Foods Co.
4.63%	01/30/29		4,325,000	4,826,138
4.63%	10/01/39	[7]	2,991,000	3,174,617
5.00%	06/04/42		945,000	1,036,297
6.88%	01/26/39		975,000	1,312,240
Lamb Weston Holdings, Inc.
4.88%	05/15/28	[7]	30,000	32,456
Nathan’s Famous, Inc.
6.63%	11/01/25	[7]	696,000	720,959
Pilgrim’s Pride Corp.
5.88%	09/30/27	[7]	5,938,000	6,175,945
Post Holdings, Inc.
4.63%	04/15/30	[7]	2,779,000	2,862,370
5.00%	08/15/26	[7]	1,500,000	1,540,103
5.50%	12/15/29	[7]	910,000	974,860
5.63%	01/15/28	[7]	2,600,000	2,768,584

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Food (continued)
Smithfield Foods, Inc.
2.65%	10/03/21	[7]	$460,000	$463,262
5.20%	04/01/29	[7]	1,950,000	2,283,286

				33,167,483

Gaming — 1.62%
Caesars Entertainment, Inc.
6.25%	07/01/25	[7]	5,350,000	5,599,189
Golden Nugget, Inc.
6.75%	10/15/24	[7]	2,550,000	2,142,000
Wynn Resorts Finance LLC/
Wynn Resorts Capital Corp.
5.13%	10/01/29	[7]	1,305,000	1,244,644
7.75%	04/15/25	[7]	1,335,000	1,417,169

				10,403,002

Health Care — 11.91%
Bausch Health Cos., Inc. (Canada)
5.75%	08/15/27	[4,7]	1,700,000	1,812,625
Catalent Pharma Solutions, Inc.
5.00%	07/15/27	[7]	1,239,000	1,290,654
Centene Corp.
3.00%	10/15/30		4,500,000	4,596,525
3.38%	02/15/30		3,170,000	3,288,875
4.63%	12/15/29		7,170,000	7,743,277
Elanco Animal Health, Inc.
5.27%	08/28/23		4,153,000	4,461,879
Emergent BioSolutions, Inc.
3.88%	08/15/28	[7]	5,100,000	5,132,793
Encompass Health Corp.
4.50%	02/01/28		1,000,000	1,010,000
4.63%	04/01/31		1,235,000	1,235,000
4.75%	02/01/30		7,455,000	7,575,995
Endo DAC/Endo Finance LLC/Endo Finco,
Inc. (Ireland)
6.00%	06/30/28	[4,7]	741,000	548,340
9.50%	07/31/27	[4,7]	542,000	567,421
HCA, Inc.
3.50%	09/01/30		7,890,000	8,047,807
5.25%	06/15/49		1,450,000	1,779,266
Hill-Rom Holdings, Inc.
4.38%	09/15/27	[7]	1,160,000	1,203,949
Hologic, Inc.
3.25%	02/15/29	[7]	1,000,000	1,008,125
Molina Healthcare, Inc.
4.38%	06/15/28	[7]	7,080,000	7,227,216
Par Pharmaceutical, Inc.
7.50%	04/01/27	[7]	244,000	256,273
Teleflex, Inc.
4.25%	06/01/28	[7]	3,900,000	4,041,375

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2020 / 72

High Yield Bond Fund

Schedule of Portfolio Investments

September 30, 2020 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Health Care (continued)
Tenet Healthcare Corp.
4.63%	07/15/24		$3,715,000	$3,737,290
4.63%	09/01/24	[7]	2,307,000	2,324,712
4.63%	06/15/28	[7]	2,025,000	2,048,389
4.88%	01/01/26	[7]	4,669,000	4,759,579
5.13%	11/01/27	[7]	675,000	695,047

				76,392,412

Industrials — 10.02%
Ardagh Packaging Finance PLC/Ardagh
Holdings USA, Inc. (Ireland)
4.13%	08/15/26	[4,7]	11,587,000	11,775,289
Ball Corp.
4.00%	11/15/23		3,960,000	4,218,390
4.88%	03/15/26		3,895,000	4,352,663
5.25%	07/01/25		1,254,000	1,421,785
Bombardier, Inc. (Canada)
5.75%	03/15/22	[4,7]	1,263,000	1,225,505
6.00%	10/15/22	[4,7]	410,000	381,300
7.88%	04/15/27	[4,7]	1,040,000	772,154
BWX Technologies, Inc.
4.13%	06/30/28	[7]	2,147,000	2,211,007
Clean Harbors, Inc.
4.88%	07/15/27	[7]	2,152,000	2,236,337
5.13%	07/15/29	[7]	4,538,000	4,929,403
Energizer Holdings, Inc.
4.75%	06/15/28	[7]	2,525,000	2,619,687
General Electric Co. (MTN)
(LIBOR USD 3-Month plus 0.48%)
0.76%	08/15/36	[1]	1,300,000	886,732
Graham Packaging Co., Inc.
7.13%	08/15/28	[7]	3,390,000	3,531,524
Graphic Packaging International LLC
3.50%	03/15/28	[7]	5,185,000	5,190,260
4.75%	07/15/27	[7]	2,571,000	2,815,245
4.88%	11/15/22		566,000	589,922
PowerTeam Services LLC
9.03%	12/04/25	[7]	2,259,000	2,392,582
Sealed Air Corp.
4.00%	12/01/27	[7]	815,000	852,694
4.88%	12/01/22	[7]	1,245,000	1,301,818
5.50%	09/15/25	[7]	4,898,000	5,465,273
Silgan Holdings, Inc.
4.13%	02/01/28		745,000	763,625
Titan Acquisition Ltd./Titan Co-Borrower LLC
(Canada)
7.75%	04/15/26	[4,7]	2,195,000	2,185,232
TransDigm, Inc.
8.00%	12/15/25	[7]	1,120,000	1,219,120

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Industrials (continued)
Trident TPI Holdings, Inc.
9.25%	08/01/24	[7]	$875,000	$929,688

				64,267,235

Information Technology — 1.45%
Booz Allen Hamilton, Inc.
3.88%	09/01/28	[7]	1,685,000	1,732,896
MSCI, Inc.
3.63%	09/01/30	[7]	870,000	893,925
NCR Corp.
5.25%	10/01/30	[7]	1,717,000	1,720,219
8.13%	04/15/25	[7]	2,834,000	3,138,048
Science Applications International Corp.
4.88%	04/01/28	[7]	1,760,000	1,795,470

				9,280,558

Insurance — 0.36%
New York Life Insurance Co.
3.75%	05/15/50	[7]	2,045,000	2,316,203

Materials — 0.75%
Clearwater Paper Corp.
4.75%	08/15/28	[7]	4,772,000	4,799,474

Real Estate Investment Trust (REIT) — 2.95%
CyrusOne LP/CyrusOne Finance Corp.
3.45%	11/15/29		6,128,000	6,654,697
GLP Capital LP/GLP Financing II, Inc.
5.75%	06/01/28		4,417,000	5,055,676
Iron Mountain, Inc.
5.25%	07/15/30	[7]	3,227,000	3,370,198
MGM Growth Properties Operating
Partnership LP/MGP Finance Co.-Issuer, Inc.
4.50%	01/15/28		1,410,000	1,441,457
4.63%	06/15/25	[7]	2,369,000	2,419,092

				18,941,120

Retail — 0.66%
FirstCash, Inc.
4.63%	09/01/28	[7]	4,160,000	4,245,800

Services — 4.46%
Gartner, Inc.
4.50%	07/01/28	[7]	3,831,000	4,032,127
GFL Environmental, Inc. (Canada)
3.75%	08/01/25	[4,7]	5,000,000	5,037,000
4.25%	06/01/25	[4,7]	1,585,000	1,603,822
IHS Markit Ltd. (Bermuda)
4.75%	02/15/25	[4,7]	1,420,000	1,612,353
5.00%	11/01/22	[4,7]	3,071,000	3,300,614
Jaguar Holding Co. II/PPD Development LP
5.00%	06/15/28	[7]	1,790,000	1,868,153

See accompanying notes to Schedule of Portfolio Investments.

73 / Semi-Annual Report September 2020

High Yield Bond Fund

Schedule of Portfolio Investments

September 30, 2020 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Services (continued)
Prime Security Services Borrower LLC/Prime
Finance, Inc.
3.38%	08/31/27	[7]	$1,672,000	$1,612,032
Service Corp. International/U.S.
3.38%	08/15/30		1,690,000	1,695,140
4.63%	12/15/27		946,000	1,004,742
University of Southern California
2.81%	10/01/50		925,000	986,867
Waste Pro USA, Inc.
5.50%	02/15/26	[7]	5,753,000	5,838,691

				28,591,541

Transportation — 2.09%
American Airlines Pass-Through Trust, Series 2013-1, Class B
5.63%	01/15/21	[7]	1,588,318	1,429,486
Continental Airlines Pass-Through Trust,
Series 2007-1, Class B
6.90%	04/19/22		488,877	426,244
Delta Air Lines Pass-Through Trust,
Series 2002-1, Class G1
6.72%	01/02/23		5,931,683	5,694,416
Delta Air Lines, Inc./SkyMiles IP Ltd.
4.75%	10/20/28	[7]	1,657,000	1,722,888
Mileage Plus Holdings LLC/Mileage Plus
Intellectual Property Assets Ltd.
6.50%	06/20/27	[7]	1,454,000	1,516,001
U.S. Airways Pass-Through Trust,
Series 2010-1, Class A
6.25%	04/22/23		1,047,419	945,236
U.S. Airways Pass-Through Trust,
Series 2012-1, Class A
5.90%	10/01/24		1,764,245	1,658,390

				13,392,661

Total Corporates
(Cost $485,204,392)				495,728,233

MORTGAGE-BACKED — 3.38%**
Non-Agency Commercial
Mortgage-Backed — 0.31%
Morgan Stanley ABS Capital I Trust,
Series 2006-HE8, Class A2C
(LIBOR USD 1-Month plus 0.14%)
0.29%	10/25/36	[1]	3,299,941	2,001,367

Non-Agency Mortgage-Backed — 3.07%
ACE Securities Corp. Home Equity Loan
Trust, Series 2006-ASP6, Class A2C
(LIBOR USD 1-Month plus 0.16%)
0.31%	12/25/36	[1]	4,170,971	2,169,578

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Ajax Mortgage Loan Trust,
Series 2019-D, Class A1
(STEP-reset date 10/25/20)
2.96%	09/25/65	[7]	$1,839,920	$1,867,085
GSAMP Trust, Series 2005-HE4, Class M3
(LIBOR USD 1-Month plus 0.78%)
0.93%	07/25/45	[1]	2,350,000	2,323,301
GSAMP Trust, Series 2005-HE5, Class M3
(LIBOR USD 1-Month plus 0.46%)
0.61%	11/25/35	[1]	2,500,889	2,447,056
HSI Asset Securitization Corp. Trust,
Series 2006-HE1, Class 1A1
(LIBOR USD 1-Month plus 0.14%)
0.29%	10/25/36	[1]	2,573,018	1,164,866
Lehman XS Trust, Series 2005-7N,
Class 1A1A
(LIBOR USD 1-Month plus 0.54%)
0.69%	12/25/35	[1]	973,301	912,362
Long Beach Mortgage Loan Trust,
Series 2006-10, Class 1A
(LIBOR USD 1-Month plus 0.15%)
0.30%	11/25/36	[1]	2,778,596	2,086,648
MASTR Asset-Backed Securities Trust,
Series 2006-HE2, Class A3
(LIBOR USD 1-Month plus 0.15%)
0.30%	06/25/36	[1]	3,478,797	2,000,791
Morgan Stanley ABS Capital I Trust,
Series 2007-HE1, Class A2D
(LIBOR USD 1-Month plus 0.23%)
0.38%	11/25/36	[1]	1,785,652	1,254,091
Morgan Stanley Resecuritization Trust,
Series 2014-R3, Class 2A
3.00%	07/26/48	[6,7]	1,210,668	1,222,945
WaMu Asset-Backed Certificates,
Series 2007-HE2, Class 2A2
(LIBOR USD 1-Month plus 0.22%)
0.37%	02/25/37	[1]	4,793,226	2,244,057

Total Mortgage-Backed
(Cost $22,241,880)				21,694,147

MUNICIPAL BONDS — 0.45%*
California — 0.16%
Regents of the University of California
Medical Center Pooled Revenue, Taxable
Bonds, Health, Hospital and Nursing Home
Improvements, Series N
3.26%	05/15/60		960,000	1,057,824

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2020 / 74

High Yield Bond Fund

Schedule of Portfolio Investments

September 30, 2020 (Unaudited)

Issues	Maturity Date	Principal Amount	Value
MUNICIPAL BONDS (continued)
Missouri — 0.17%
Health & Educational Facilities Authority of the State of Missouri, Taxable Revenue
Bonds, Washington University, University and College Improvements
3.65%	08/15/57	$885,000	$1,093,887

New York — 0.12%
Metropolitan Transportation Authority, Green Taxable Bonds, Transit Improvements, Series C2
5.18%	11/15/49	710,000	740,842

Total Municipal Bonds
(Cost $2,686,707)			2,892,553

Total Bonds – 94.57%
(Cost $597,634,234)			606,566,551

Issues		Shares	Value
COMMON STOCK — 0.00%
Automotive — 0.00%
Motors Liquidation Co. GUC
Trust[8]		346	484

Electric — 0.00%
Homer City Holdings
LLC[2,3,8,10]		502,908	27,660

Total Common Stock
(Cost $27,171,821)			28,144

Issues	Maturity Date	Principal Amount/Shares	Value
SHORT-TERM INVESTMENTS — 5.60%
Money Market Funds — 4.36%
Dreyfus Government Cash Management
Fund
2.33%[11]		24,657,000	24,657,000
Fidelity Investments Money Market Funds -
Government Portfolio
1.00%[11]		156,377	156,377
Morgan Stanley Institutional Liquidity
Funds-Government Portfolio
2.00%[11]		3,145,000	3,145,000

			27,958,377

U.S. Treasury Bills — 1.24%
U.S. Treasury Bills
0.13%[12]	01/21/21	7,970,000	7,967,521

Total Short-Term Investments
(Cost $35,925,253)			35,925,898

Value
Total Investments – 100.17%
(Cost $660,731,308)	$642,520,593

Net unrealized appreciation on unfunded commitments 0.00%	3,796
Liabilities in Excess of Other
Assets – (0.17)%	(1,114,438)

Net Assets – 100.00%	$641,406,155

[1]	Floating rate security. The rate disclosed was in effect at September 30, 2020.

[2]	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.

[3]	Illiquid security as determined under procedures approved by the Board of Trustees. The aggregate value of illiquid securities is $3,103,709, which is 0.48% of total net assets.

[4]	U.S. dollar-denominated security issued by foreign-domiciled entity.

[5]

Excluded from the investment total above is an unfunded delayed draw term loan commitment in an amount not to exceed $146,194, at an interest rate of 3.60% and a maturity of July 14, 2021. The investment is not accruing an unused commitment fee.

[6]

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions.

[7]

Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

[8]	Non-income producing security.

[9]	Security is currently in default with regard to scheduled interest or principal payments.

[10]	Affiliated investment.

[11]	Represents the current yield as of September 30, 2020.

[12]	Represents annualized yield at date of purchase.

*	Securities with a call or reset feature will have an effective maturity date sooner than the stated maturity.
**	Securities backed by mortgage or consumer loans where payment is periodically made will have an effective maturity date sooner than the stated maturity date.

Note: For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for more meaningful presentation for investors.

(LIBOR): London InterBank Offer Rate

(MTN): Medium-term note

(STEP): Step coupon bond

(USD): U.S. dollar

See accompanying notes to Schedule of Portfolio Investments.

75 / Semi-Annual Report September 2020

High Yield Bond Fund

Schedule of Portfolio Investments

September 30, 2020 (Unaudited)

Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)
FUTURES CONTRACTS: SHORT POSITIONS
U.S. Treasury Ten Year Ultra Bond	193	12/21/20	$(30,864,922)	$(43,348)	$(43,348)
U.S. Treasury Ultra Bond	82	12/21/20	(18,188,625)	215,319	215,319

TOTAL FUTURES CONTRACTS			$(49,053,547)	$171,971	$171,971

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2020 / 76

Intermediate Bond Fund

Schedule of Portfolio Investments

September 30, 2020 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
BONDS – 96.34%
ASSET-BACKED SECURITIES — 5.40%**
Academic Loan Funding Trust,
Series 2012-1A, Class A2
(LIBOR USD 1-Month plus 1.10%)
1.25%	12/27/44	[1,2]	$667,993	$665,505
AMMC CLO 19 Ltd., Series 2016-19A,
Class AR (Cayman Islands)
(LIBOR USD 3-Month plus 1.14%)
1.42%	10/16/28	[1,2,3]	920,000	912,884
Barings CLO Ltd., Series 2013-IA,
Class AR (Cayman Islands)
(LIBOR USD 3-Month plus 0.80%)
1.07%	01/20/28	[1,2,3]	1,231,855	1,221,077
Barings CLO Ltd., Series 2016-2A,
Class AR (Cayman Islands)
(LIBOR USD 3-Month plus 1.08%)
1.35%	07/20/28	[1,2,3]	50,000	49,688
Bayview Commercial Asset Trust,
Series 2004-3, Class A1
(LIBOR USD 1-Month plus 0.56%)
0.70%	01/25/35	[1,2]	334,116	328,430
Brazos Higher Education Authority, Inc.,
Series 2010-1, Class A2
(LIBOR USD 3-Month plus 1.20%)
1.45%	02/25/35	[1]	650,000	652,739
Brazos Higher Education Authority, Inc.,
Series 2011-1, Class A2
(LIBOR USD 3-Month plus 0.80%)
1.05%	02/25/30	[1]	22,492	22,546
Brazos Higher Education Authority, Inc.,
Series 2011-2, Class A3
(LIBOR USD 3-Month plus 1.00%)
1.24%	10/27/36	[1]	1,030,000	1,026,566
CIT Education Loan Trust, Series 2007-1,
Class A
(LIBOR USD 3-Month plus 0.09%)
0.32%	03/25/42	[1,2]	242,021	230,512
Citigroup Mortgage Loan Trust, Inc.,
Series 2006-WFH1, Class M5
(LIBOR USD 1-Month plus 0.78%)
0.93%	01/25/36	[1]	2,000,000	1,929,539
CoreVest American Finance Trust,
Series 2019-1, Class XA (IO)
2.35%	03/15/52	[2,4]	5,910,503	437,029
Dryden XXVI Senior Loan Fund,
Series 2013-26A, Class AR
(Cayman Islands)
(LIBOR USD 3-Month plus 0.90%)
1.18%	04/15/29	[1,2,3]	1,785,000	1,767,525
Educational Funding of the South, Inc.,
Series 2011-1, Class A2
(LIBOR USD 3-Month plus 0.65%)
0.89%	04/25/35	[1]	241,999	240,438

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
GCO Education Loan Funding Trust II,
Series 2006-2AR, Class A1RN
(LIBOR USD 1-Month plus 0.65%)
0.80%	08/27/46	[1,2]	$769,270	$734,521
Global SC Finance II SRL, Series 2014-1A,
Class A2 (Barbados)
3.09%	07/17/29	[2,3]	642,083	652,279
Higher Education Funding I,
Series 2014-1, Class A
(LIBOR USD 3-Month plus 1.05%)
1.30%	05/25/34	[1,2]	958,562	957,253
J.G. Wentworth XXX LLC,
Series 2013-3A, Class A
4.08%	01/17/73	[2]	417,349	479,569
J.G. Wentworth XXXII LLC,
Series 2014-2A, Class A
3.61%	01/17/73	[2]	790,793	884,670
LCM XVIII LP, Series 19A, Class AR
(Cayman Islands)
(LIBOR USD 3-Month plus 1.24%)
1.52%	07/15/27	[1,2,3]	50,000	49,816
LCM XX LP, Series 20A, Class AR
(Cayman Islands)
(LIBOR USD 3-Month plus 1.04%)
1.31%	10/20/27	[1,2,3]	1,700,000	1,684,908
Magnetite XVIII CLO Ltd., Series 2016-18A,
Class AR (Cayman Islands)
(LIBOR USD 3-Month plus 1.08%)
1.36%	11/15/28	[1,2,3]	50,000	49,644
Navient Student Loan Trust, Series 2014-1,
Class A3
(LIBOR USD 1-Month plus 0.51%)
0.66%	06/25/31	[1]	682,778	665,423
Navient Student Loan Trust, Series 2014-3,
Class A
(LIBOR USD 1-Month plus 0.62%)
0.77%	03/25/83	[1]	1,720,876	1,665,549
Navient Student Loan Trust, Series 2014-4,
Class A
(LIBOR USD 1-Month plus 0.62%)
0.77%	03/25/83	[1]	1,566,555	1,512,429
Navient Student Loan Trust, Series 2016-2A,
Class A3
(LIBOR USD 1-Month plus 1.50%)
1.65%	06/25/65	[1,2]	1,640,000	1,680,853
Nelnet Student Loan Trust, Series 2014-4A,
Class A2
(LIBOR USD 1-Month plus 0.95%)
1.10%	11/25/48	[1,2]	1,370,000	1,344,349
Northstar Education Finance, Inc.,
Series 2007-1, Class A2
(LIBOR USD 3-Month plus 0.75%)
1.00%	01/29/46	[1]	54,243	53,706

See accompanying notes to Schedule of Portfolio Investments.

77 / Semi-Annual Report September 2020

Intermediate Bond Fund

Schedule of Portfolio Investments

September 30, 2020 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
OCP CLO Ltd., Series 2020-19A, Class A1
(Cayman Islands)
(LIBOR USD 3-Month plus 1.75%)
2.07%	07/20/31	[1,2,3]	$1,850,000	$1,855,143
Recette CLO Ltd., Series 2015-1A, Class AR
(Cayman Islands)
(LIBOR USD 3-Month plus 0.92%)
1.19%	10/20/27	[1,2,3]	1,195,355	1,189,510
SLC Student Loan Trust I, Series 2002-2,
Class B2
(28 Day Auction Rate plus 0.00%)
1.61%	07/01/42	[1,2]	600,000	529,898
SLC Student Loan Trust, Series 2004-1,
Class B
(LIBOR USD 3-Month plus 0.29%)
0.57%	08/15/31	[1]	136,548	121,839
SLC Student Loan Trust, Series 2008-1,
Class A4A
(LIBOR USD 3-Month plus 1.60%)
1.85%	12/15/32	[1]	293,911	297,413
SLM Student Loan Trust, Series 2004-2,
Class B
(LIBOR USD 3-Month plus 0.47%)
0.71%	07/25/39	[1]	170,981	155,671
SLM Student Loan Trust, Series 2006-8,
Class A6
(LIBOR USD 3-Month plus 0.16%)
0.40%	01/25/41	[1]	1,025,000	974,728
SLM Student Loan Trust, Series 2008-2,
Class A3
(LIBOR USD 3-Month plus 0.75%)
0.99%	04/25/23	[1]	3,754,182	3,550,102
SLM Student Loan Trust, Series 2008-2,
Class B
(LIBOR USD 3-Month plus 1.20%)
1.44%	01/25/83	[1]	185,000	168,822
SLM Student Loan Trust, Series 2008-3,
Class B
(LIBOR USD 3-Month plus 1.20%)
1.44%	04/26/83	[1]	185,000	165,036
SLM Student Loan Trust, Series 2008-4,
Class B
(LIBOR USD 3-Month plus 1.85%)
2.09%	04/25/73	[1]	185,000	168,463
SLM Student Loan Trust, Series 2008-5,
Class B
(LIBOR USD 3-Month plus 1.85%)
2.09%	07/25/73	[1]	2,235,000	2,046,237
SLM Student Loan Trust, Series 2008-6,
Class A4
(LIBOR USD 3-Month plus 1.10%)
1.34%	07/25/23	[1]	2,004,045	1,934,800

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
SLM Student Loan Trust, Series 2008-6,
Class B
(LIBOR USD 3-Month plus 1.85%)
2.09%	07/26/83	[1]	$185,000	$167,142
SLM Student Loan Trust, Series 2008-7,
Class B
(LIBOR USD 3-Month plus 1.85%)
2.09%	07/26/83	[1]	185,000	166,419
SLM Student Loan Trust, Series 2008-8,
Class B
(LIBOR USD 3-Month plus 2.25%)
2.49%	10/25/75	[1]	185,000	178,215
SLM Student Loan Trust, Series 2008-9,
Class A
(LIBOR USD 3-Month plus 1.50%)
1.74%	04/25/23	[1]	718,451	705,484
SLM Student Loan Trust, Series 2008-9,
Class B
(LIBOR USD 3-Month plus 2.25%)
2.49%	10/25/83	[1]	1,885,000	1,810,992
SLM Student Loan Trust, Series 2009-3,
Class A
(LIBOR USD 1-Month plus 0.75%)
0.90%	01/25/45	[1,2]	3,174,942	3,102,402
SLM Student Loan Trust, Series 2011-2,
Class A2
(LIBOR USD 1-Month plus 1.20%)
1.35%	10/25/34	[1]	500,000	503,625
SLM Student Loan Trust, Series 2012-7,
Class A3
(LIBOR USD 1-Month plus 0.65%)
0.80%	05/26/26	[1]	639,186	625,239
Structured Receivables Finance LLC,
Series 2010-A, Class B
7.61%	01/16/46	[2]	491,078	562,862
TCI-Flatiron CLO Ltd., Series 2016-1A,
Class AR (Cayman Islands)
(LIBOR USD 3-Month plus 1.22%)
1.49%	07/17/28	[1,2,3]	10,000	9,959
Treman Park CLO Ltd., Series 2015-1A,
Class ARR (Cayman Islands)
(LIBOR USD 3-Month plus 1.07%)
1.34%	10/20/28	[1,2,3]	50,000	49,667

Total Asset-Backed Securities
(Cost $43,590,293)				42,939,115

BANK LOANS — 1.27%*
Automotive — 0.02%
Panther BF Aggregator 2 LP
Term Loan B, 1st Lien
(LIBOR plus 3.50%)
3.65%	04/30/26	[1]	198,000	193,421

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2020  /  78

Intermediate Bond Fund

Schedule of Portfolio Investments

September 30, 2020 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
BANK LOANS (continued)
Communications — 0.43%
CenturyLink, Inc.,
Term Loan A, 1st Lien
(LIBOR plus 2.00%)
2.15%	01/31/25	[1]	$240,625	$234,209
CenturyLink, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 2.25%)
2.40%	03/15/27	[1]	347,375	334,505
Charter Communications Operating LLC,
Term Loan B2, 1st Lien
(LIBOR plus 1.75%)
1.90%	02/01/27	[1]	99,248	97,165
CSC Holdings LLC,
Term Loan B, 1st Lien
(LIBOR plus 2.25%)
2.40%	01/15/26	[1]	354,600	343,666
Frontier Communications Corp.,
Term Loan B, 1st Lien
(PRIME plus 2.75%)
6.00%	06/17/24	[1]	712,315	702,916
Intelsat Jackson Holdings SA,
Term Loan B5, 1st Lien (Luxembourg)
8.63%	01/02/24	[1,3]	225,000	228,141
Intelsat Jackson Holdings,
Delayed-Draw Term Loan, 1st Lien
(Luxembourg)
(LIBOR plus 5.50%)
6.50%	07/14/21	[1,3,5]	24,250	24,745
Level 3 Parent LLC,
Term Loan B, 1st Lien
(LIBOR plus 1.75%)
1.90%	03/01/27	[1]	400,000	388,250
T-Mobile USA, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 3.00%)
3.15%	04/01/27	[1]	633,413	633,694
Zayo Group Holdings, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 3.00%)
3.15%	03/09/27	[1]	497,500	483,908

				3,471,199

Consumer Discretionary — 0.04%
Reynolds Group Holdings, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 2.75%)
2.90%	02/06/23	[1]	338,003	334,687

Issues	Maturity Date		Principal Amount	Value
BANK LOANS (continued)
Electric — 0.02%
Vistra Operations Co., LLC,
Term Loan B3, 1st Lien
(LIBOR plus 1.75%)
1.90%	12/31/25	[1]	$111,887	$110,425
1.90%	12/31/25	[1]	26,963	26,611

				137,036

Finance — 0.20%
Avolon TLB Borrower 1 U.S. LLC,
Term Loan B3, 1st Lien
(LIBOR plus 1.75%)
2.50%	01/15/25	[1]	52,744	51,414
Delos Finance SARL,
Term Loan B, 1st Lien
(LIBOR plus 1.75%)
1.97%	10/06/23	[1]	1,556,095	1,524,779

				1,576,193

Food — 0.04%
Hostess Brands LLC,
Term Loan, 1st Lien
(LIBOR plus 2.25%)
3.00%	08/03/25	[1]	297,744	293,650

Gaming — 0.00%
Churchill Downs, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 2.00%)
2.15%	12/27/24	[1]	53,756	52,244

Health Care — 0.19%
Change Healthcare Holdings LLC,
Term Loan B, 1st Lien
(LIBOR plus 2.50%)
3.50%	03/01/24	[1]	338,940	332,348
Elanco Animal Health, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 1.75%)
1.91%	08/01/27	[1]	927,778	903,131
Gentiva Health Services, Inc.,
Term Loan, 1st Lien
(LIBOR plus 3.25%)
3.44%	07/02/25	[1]	29,477	28,924
Grifols Worldwide Operations USA, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 2.00%)
2.10%	11/15/27	[1]	99,250	97,412
MPH Acquisition Holdings LLC,
Term Loan B, 1st Lien
(LIBOR plus 2.75%)
3.75%	06/07/23	[1]	166,103	163,760

				1,525,575

See accompanying notes to Schedule of Portfolio Investments.

79 / Semi-Annual Report September 2020

Intermediate Bond Fund

Schedule of Portfolio Investments

September 30, 2020 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
BANK LOANS (continued)
Industrials — 0.10%
Berry Plastics Group, Inc.,
Term Loan Y, 1st Lien
(LIBOR plus 2.00%)
2.16%	07/01/26	[1]	$544,614	$530,048
TransDigm, Inc.,
Term Loan E, 1st Lien
(LIBOR plus 2.25%)
2.40%	05/30/25	[1]	295,750	280,151

				810,199

Information Technology — 0.06%
Broadcom, Inc.,
Delayed-Draw Term Loan A3
(LIBOR plus 1.13%)
1.28%	11/04/22	[1]	310,887	310,887
SS&C Technologies, Inc.,
Term Loan B3, 1st Lien
(LIBOR plus 1.75%)
1.90%	04/16/25	[1]	91,763	89,125
SS&C Technologies, Inc.,
Term Loan B4, 1st Lien
(LIBOR plus 1.75%)
1.90%	04/16/25	[1]	64,470	62,616

				462,628

Real Estate Investment Trust (REIT) — 0.14%
VICI Properties 1 LLC,
Term Loan B, 1st Lien
(LIBOR plus 1.75%)
1.91%	12/20/24	[1]	1,125,000	1,090,164

Services — 0.02%
GFL Environmental, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 3.00%)
4.00%	05/30/25	[1]	154,731	154,286

Transportation — 0.01%
American Airlines, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 1.75%)
1.90%	01/29/27	[1]	75,000	55,352

Total Bank Loans
(Cost $9,966,132)				10,156,634

CORPORATES — 28.51%*
Automotive — 0.12%
General Motors Co.
4.88%	10/02/23		845,000	920,377

Banking — 4.09%
Bank of America Corp.
2.59%	04/29/31	[4]	720,000	763,200
3.00%	12/20/23	[4]	2,497,000	2,623,034

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Banking (continued)
Bank of America Corp. (MTN)
2.50%	02/13/31	[4]	$1,235,000	$1,289,111
3.09%	10/01/25	[4]	152,000	164,057
3.56%	04/23/27	[4]	605,000	676,431
Bank of New York Mellon Corp. (The) (MTN)
2.60%	02/07/22		665,000	684,814
3.25%	09/11/24		365,000	402,178
Fifth Third Bancorp
2.55%	05/05/27		910,000	981,953
HSBC Holdings PLC (United Kingdom)
2.01%	09/22/28	[3,4]	1,990,000	1,974,575
JPMorgan Chase & Co.
2.01%	03/13/26	[4]	1,945,000	2,022,258
2.52%	04/22/31	[4]	1,420,000	1,514,848
3.20%	06/15/26		715,000	794,247
3.96%	01/29/27	[4]	50,000	57,014
4.02%	12/05/24	[4]	1,820,000	1,998,639
4.49%	03/24/31	[4]	865,000	1,057,031
Lloyds Banking Group PLC
(United Kingdom)
3.87%	07/09/25	[3,4]	3,020,000	3,290,956
3.90%	03/12/24	[3]	355,000	386,153
Santander UK Group Holdings PLC
(United Kingdom)
2.88%	10/16/20	[3]	1,065,000	1,066,098
4.80%	11/15/24	[3,4]	795,000	876,478
Santander UK PLC (United Kingdom)
5.00%	11/07/23	[2,3]	330,000	360,924
Wells Fargo & Co. (MTN)
2.39%	06/02/28	[4]	885,000	924,726
2.57%	02/11/31	[4]	2,435,000	2,554,087
2.88%	10/30/30	[4]	3,815,000	4,093,764
3.58%	05/22/28	[4]	1,810,000	2,028,606

				32,585,182

Communications — 2.94%
AT&T, Inc.
3.88%	01/15/26		1,530,000	1,736,080
4.10%	02/15/28		50,000	57,957
4.35%	03/01/29		365,000	429,808
(LIBOR USD 3-Month plus 1.18%)
1.43%	06/12/24	[1]	1,200,000	1,224,803
CCO Holdings LLC/CCO Holdings
Capital Corp.
4.50%	08/15/30	[2]	824,000	867,301
Charter Communications Operating LLC/
Charter Communications Operating Capital
4.91%	07/23/25		500,000	578,010
Comcast Corp.
1.95%	01/15/31		1,315,000	1,352,575

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2020 / 80

Intermediate Bond Fund

Schedule of Portfolio Investments

September 30, 2020 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Communications (continued)
CSC Holdings LLC
5.38%	02/01/28	[2]	$65,000	$68,819
6.50%	02/01/29	[2]	43,000	47,757
Fox Corp.
3.50%	04/08/30		1,500,000	1,697,911
Intelsat Jackson Holdings SA (Luxembourg)[6]
8.50%	10/15/24	[2,3,7]	1,003,000	651,950
9.75%	07/15/25	[2,3,7]	585,000	384,618
SES GLOBAL Americas Holdings GP
5.30%	03/25/44	[2]	750,000	795,863
SES SA (Luxembourg)
3.60%	04/04/23	[2,3]	1,500,000	1,548,975
Sirius XM Radio, Inc.
3.88%	08/01/22	[2]	219,000	221,874
Sprint Corp.
7.88%	09/15/23		65,000	74,791
Sprint Spectrum Co. LLC/Sprint Spectrum
Co. II LLC/Sprint Spectrum Co. III LLC
3.36%	09/20/21	[2]	958,000	968,653
4.74%	03/20/25	[2]	780,000	845,813
5.15%	03/20/28	[2]	785,000	926,791
Time Warner Cable LLC
4.00%	09/01/21		50,000	51,091
T-Mobile USA, Inc.
2.55%	02/15/31	[2]	740,000	766,536
3.88%	04/15/30	[2]	1,500,000	1,703,805
4.50%	02/01/26		172,000	178,089
6.00%	03/01/23		280,000	281,078
6.00%	04/15/24		293,000	299,502
ViacomCBS, Inc.
3.70%	08/15/24		180,000	197,554
4.20%	05/19/32		1,000,000	1,142,941
Virgin Media Secured Finance PLC
(United Kingdom)
5.50%	05/15/29	[2,3]	65,000	69,878
Vodafone Group PLC (United Kingdom)
4.13%	05/30/25	[3]	475,000	541,703
4.38%	05/30/28	[3]	780,000	924,512
Walt Disney Co. (The)
2.00%	09/01/29		1,385,000	1,432,224
2.65%	01/13/31		1,200,000	1,296,654

				23,365,916

Consumer Discretionary — 0.95%
Anheuser-Busch InBev Worldwide, Inc.
3.50%	06/01/30		1,090,000	1,243,154
4.38%	04/15/38		725,000	846,777
4.75%	01/23/29		730,000	892,131

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Consumer Discretionary (continued)
Bacardi Ltd. (Bermuda)
4.70%	05/15/28	[2,3]	$605,000	$703,978
BAT Capital Corp.
2.73%	03/25/31		555,000	553,595
3.46%	09/06/29		770,000	821,424
4.39%	08/15/37		830,000	899,599
Reynolds American, Inc.
4.45%	06/12/25		365,000	411,167
5.70%	08/15/35		940,000	1,179,132

				7,550,957

Electric — 1.18%
AEP Texas, Inc.
3.85%	10/01/25	[2]	1,150,000	1,268,417
Duke Energy Corp.
2.65%	09/01/26		30,000	32,479
Duquesne Light Holdings, Inc.
5.90%	12/01/21	[2]	395,000	415,120
Entergy Mississippi LLC
3.10%	07/01/23		1,435,000	1,525,375
Evergy Missouri West, Inc.
8.27%	11/15/21		1,995,000	2,152,888
Metropolitan Edison Co.
4.00%	04/15/25	[2]	770,000	863,323
Public Service Co. of New Mexico
3.85%	08/01/25		1,405,000	1,525,291
Southwestern Electric Power Co.
3.55%	02/15/22		955,000	986,166
Tucson Electric Power Co.
3.85%	03/15/23		595,000	632,522

				9,401,581

Energy — 2.90%
BP Capital Markets America, Inc.
3.63%	04/06/30		1,000,000	1,149,908
Brooklyn Union Gas Co. (The)
3.41%	03/10/26	[2]	2,555,000	2,857,935
Canadian Natural Resources Ltd.
(Canada)
3.85%	06/01/27	[3]	8,000	8,631
Cheniere Energy Partners LP
5.25%	10/01/25		65,000	66,560
Concho Resources, Inc.
3.75%	10/01/27		30,000	32,425
Energy Transfer Operating LP
3.75%	05/15/30		385,000	373,885
4.95%	06/15/28		1,000,000	1,060,281
5.25%	04/15/29		1,270,000	1,372,750
5.50%	06/01/27		531,000	585,473

See accompanying notes to Schedule of Portfolio Investments.

81 / Semi-Annual Report September 2020

Intermediate Bond Fund

Schedule of Portfolio Investments

September 30, 2020 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Energy (continued)
EQT Corp.
3.90%	10/01/27		$170,000	$156,825
Exxon Mobil Corp.
2.61%	10/15/30		2,850,000	3,084,125
3.48%	03/19/30		195,000	225,394
Petroleos Mexicanos (Mexico)
2.00%	12/20/22	[3]	750,000	764,113
5.95%	01/28/31	[2,3]	2,360,000	1,965,644
6.63%	06/15/35	[3]	1,780,000	1,465,474
Plains All American Pipeline LP/PAA
Finance Corp.
4.65%	10/15/25		780,000	842,665
Range Resources Corp.
4.88%	05/15/25		134,000	121,000
Rockies Express Pipeline LLC
4.80%	05/15/30	[2]	400,000	388,400
4.95%	07/15/29	[2]	1,000,000	974,201
Ruby Pipeline LLC
7.75%	04/01/22	[2]	664,773	559,406
Sabine Pass Liquefaction LLC
5.75%	05/15/24		1,081,000	1,222,339
Shell International Finance BV (Netherlands)
2.75%	04/06/30	[3]	585,000	641,272
Sunoco Logistics Partners Operations LP
3.45%	01/15/23		105,000	107,699
4.25%	04/01/24		130,000	136,567
Targa Resources Partners LP/Targa
Resources Partners Finance Corp.
6.88%	01/15/29		119,000	127,766
TC PipeLines LP
4.65%	06/15/21		2,030,000	2,084,537
USA Compression Partners LP/USA
Compression Finance Corp.
6.88%	04/01/26		60,000	59,587
6.88%	09/01/27		181,000	179,789
Williams Cos., Inc. (The)
3.35%	08/15/22		480,000	498,453

				23,113,104

Entertainment — 0.03%
Live Nation Entertainment, Inc.
4.75%	10/15/27	[2]	227,000	212,954

Finance — 4.47%
AerCap Ireland Capital DAC/AerCap Global
Aviation Trust (Ireland)
3.50%	05/26/22	[3]	355,000	358,559
3.65%	07/21/27	[3]	355,000	325,560
3.95%	02/01/22	[3]	160,000	162,066
4.45%	12/16/21	[3]	750,000	766,450

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Finance (continued)
Air Lease Corp.
2.25%	01/15/23		$1,000,000	$1,007,127
3.25%	03/01/25		820,000	835,360
3.25%	10/01/29		525,000	498,831
Avolon Holdings Funding Ltd.
(Cayman Islands)
2.88%	02/15/25	[2,3]	1,160,000	1,064,817
5.13%	10/01/23	[2,3]	75,000	74,921
5.25%	05/15/24	[2,3]	95,000	95,313
Citigroup, Inc.
2.57%	06/03/31	[4]	1,235,000	1,297,142
4.41%	03/31/31	[4]	985,000	1,183,093
Daimler Finance North America LLC
3.00%	02/22/21	[2]	30,000	30,291
(LIBOR USD 3-Month plus 0.90%)
1.18%	02/15/22	[1,2]	1,900,000	1,907,199
Durrah MSN 35603 (Cayman Islands)
1.68%	01/22/25	[3]	2,543,594	2,605,995
Ford Motor Credit Co. LLC
2.34%	11/02/20		1,095,000	1,095,000
3.20%	01/15/21		2,500,000	2,499,406
3.22%	01/09/22		500,000	501,225
3.34%	03/28/22		40,000	39,893
3.81%	10/12/21		385,000	386,684
(LIBOR USD 3-Month plus 0.81%)
1.04%	04/05/21	[1]	850,000	838,090
GE Capital Funding LLC
4.40%	05/15/30	[2]	730,000	785,467
GE Capital International Funding Co.
(Ireland)
4.42%	11/15/35	[3]	1,805,000	1,895,609
General Motors Financial Co., Inc.
3.15%	06/30/22		495,000	508,504
3.20%	07/06/21		1,040,000	1,055,951
3.45%	04/10/22		120,000	123,282
3.55%	04/09/21		1,000,000	1,013,352
4.20%	11/06/21		265,000	273,535
4.38%	09/25/21		220,000	227,011
Goldman Sachs Group, Inc. (The)
3.75%	02/25/26		20,000	22,537
3.81%	04/23/29	[4]	350,000	399,468
Nationwide Building Society
(United Kingdom)
3.62%	04/26/23	[2,3,4]	390,000	405,402
3.77%	03/08/24	[2,3,4]	730,000	776,379
Park Aerospace Holdings Ltd.
(Cayman Islands)
4.50%	03/15/23	[2,3]	1,330,000	1,318,718
5.25%	08/15/22	[2,3]	675,000	678,029
5.50%	02/15/24	[2,3]	140,000	141,172

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2020 / 82

Intermediate Bond Fund

Schedule of Portfolio Investments

September 30, 2020 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Finance (continued)
Raymond James Financial, Inc.
3.63%	09/15/26		$250,000	$287,832
5.63%	04/01/24		1,990,000	2,298,539
Safina Ltd. (Cayman Islands)
2.00%	12/30/23	[3]	4,045,598	4,153,620
Sandalwood 2013 LLC
2.90%	07/10/25		1,520,889	1,608,046

				35,545,475

Food — 0.96%
Conagra Brands, Inc.
4.60%	11/01/25		1,400,000	1,627,091
JBS USA LUX SA/JBS USA
Food Co./JBS USA Finance, Inc. (Canada)
5.50%	01/15/30	[2,3]	70,000	76,280
Kraft Heinz Foods Co.
5.00%	07/15/35		4,795,000	5,539,822
6.88%	01/26/39		245,000	329,742
Pilgrim’s Pride Corp.
5.88%	09/30/27	[2]	65,000	67,605

				7,640,540

Gaming — 0.15%
Caesars Entertainment, Inc.
6.25%	07/01/25	[2]	230,000	240,713
Churchill Downs, Inc.
5.50%	04/01/27	[2]	908,000	945,461

				1,186,174

Health Care — 4.83%
AbbVie, Inc.
3.20%	11/21/29	[2]	1,100,000	1,216,619
3.60%	05/14/25		1,152,000	1,278,175
3.85%	06/15/24	[2]	1,342,000	1,471,917
Advocate Health & Hospitals Corp.,
Series 2020
2.21%	06/15/30		985,000	1,027,542
Aetna, Inc.
2.80%	06/15/23		50,000	52,648
3.50%	11/15/24		1,250,000	1,371,768
Alcon Finance Corp.
2.75%	09/23/26	[2]	2,300,000	2,502,550
Amgen, Inc.
3.63%	05/15/22		50,000	52,277
Banner Health
2.34%	01/01/30		1,095,000	1,138,073
Bayer U.S. Finance II LLC
4.25%	12/15/25	[2]	575,000	658,912
4.38%	12/15/28	[2]	2,900,000	3,409,819
5.50%	08/15/25	[2]	1,100,000	1,314,143

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Health Care (continued)
Bayer U.S. Finance LLC
3.38%	10/08/24	[2]	$1,020,000	$1,112,172
Baylor Scott & White Holdings
2.65%	11/15/26		1,530,000	1,628,569
Becton Dickinson and Co.
3.36%	06/06/24		1,300,000	1,406,646
Boston Scientific Corp.
2.65%	06/01/30		245,000	261,156
Centene Corp.
3.00%	10/15/30		3,170,000	3,237,997
Cigna Corp.
2.40%	03/15/30		79,000	82,102
4.13%	11/15/25		2,365,000	2,715,511
CVS Health Corp.
2.88%	06/01/26		50,000	54,249
3.25%	08/15/29		2,890,000	3,187,460
DENTSPLY SIRONA, Inc.
3.25%	06/01/30		1,000,000	1,088,957
Elanco Animal Health, Inc.
4.91%	08/27/21		1,000,000	1,028,750
HCA, Inc.
4.13%	06/15/29		1,145,000	1,297,569
5.00%	03/15/24		815,000	913,068
5.25%	04/15/25		206,000	238,004
5.25%	06/15/26		1,070,000	1,248,731
Hologic, Inc.
4.63%	02/01/28	[2]	60,000	63,450
Humana, Inc.
3.85%	10/01/24		860,000	951,539
3.95%	03/15/27		885,000	1,012,290
Royalty Pharma PLC (United Kingdom)
2.20%	09/02/30	[2,3]	675,000	674,712
UnitedHealth Group, Inc.
2.00%	05/15/30		555,000	582,800
3.70%	12/15/25		155,000	177,711

				38,457,886

Industrials — 1.26%
Amcor Finance USA, Inc.
3.63%	04/28/26		1,950,000	2,173,560
4.50%	05/15/28		30,000	35,199
BAE Systems Holdings, Inc.
3.80%	10/07/24	[2]	630,000	699,474
BAE Systems PLC (United Kingdom)
1.90%	02/15/31	[2,3]	510,000	508,079
Crane Co.
4.45%	12/15/23		1,130,000	1,232,470

See accompanying notes to Schedule of Portfolio Investments.

83 / Semi-Annual Report September 2020

Intermediate Bond Fund

Schedule of Portfolio Investments

September 30, 2020 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Industrials (continued)
General Electric Co. (MTN)
(LIBOR USD 3-Month plus 0.38%)
0.63%	05/05/26	[1]	$1,090,000	$1,013,326
(LIBOR USD 3-Month plus 0.48%)
0.76%	08/15/36	[1]	1,115,000	760,544
General Electric Co., Series A (MTN)
6.75%	03/15/32		250,000	314,773
L3Harris Technologies, Inc.
3.85%	06/15/23		410,000	443,855
Mauser Packaging Solutions Holding Co.
5.50%	04/15/24	[2]	65,000	65,325
PowerTeam Services LLC
9.03%	12/04/25	[2]	685,000	725,506
Sealed Air Corp.
4.00%	12/01/27	[2]	65,000	68,006
5.50%	09/15/25	[2]	600,000	669,490
Sydney Airport Finance Co. Pty Ltd.
(Australia)
3.38%	04/30/25	[2,3]	410,000	434,016
WRKCo, Inc.
4.65%	03/15/26		730,000	858,798

				10,002,421

Information Technology — 0.53%
Apple, Inc.
3.25%	02/23/26		20,000	22,501
Broadcom Corp./Broadcom Cayman
Finance Ltd.
3.63%	01/15/24		1,250,000	1,343,294
Broadcom, Inc.
3.63%	10/15/24		695,000	758,232
Change Healthcare Holdings LLC/Change
Healthcare Finance, Inc.
5.75%	03/01/25	[2]	65,000	66,255
Dell International LLC/EMC Corp.
4.42%	06/15/21	[2]	131,000	134,113
Intel Corp.
3.90%	03/25/30		1,560,000	1,890,514
Oracle Corp.
2.40%	09/15/23		40,000	42,105

				4,257,014

Insurance — 0.41%
Berkshire Hathaway, Inc.
3.13%	03/15/26		55,000	61,476
Nationwide Mutual Insurance Co.
2.54%	12/15/24	[2,4]	1,212,000	1,212,034
New York Life Global Funding
3.00%	01/10/28	[2]	50,000	56,036

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Insurance (continued)
Pricoa Global Funding I
2.55%	11/24/20	[2]	$1,945,000	$1,950,944

				3,280,490

Materials — 0.26%
International Flavors & Fragrances, Inc.
4.45%	09/26/28		800,000	940,125
Nutrition & Biosciences, Inc.
2.30%	11/01/30	[2]	1,090,000	1,100,621

				2,040,746

Real Estate Investment Trust (REIT) — 2.11%
American Campus Communities
Operating Partnership LP
3.75%	04/15/23		50,000	52,604
4.13%	07/01/24		1,250,000	1,348,699
Boston Properties LP
3.25%	01/30/31		725,000	782,497
CyrusOne LP/CyrusOne Finance Corp.
2.90%	11/15/24		1,450,000	1,539,806
3.45%	11/15/29		1,000,000	1,085,949
GLP Capital LP/GLP Financing II, Inc.
3.35%	09/01/24		1,140,000	1,159,346
5.25%	06/01/25		685,000	748,123
5.38%	11/01/23		30,000	31,994
5.38%	04/15/26		1,373,000	1,524,270
5.75%	06/01/28		325,000	371,993
Healthcare Realty Trust, Inc.
3.75%	04/15/23		25,000	26,854
3.88%	05/01/25		1,400,000	1,535,312
Healthpeak Properties, Inc.
4.25%	11/15/23		29,000	31,690
Life Storage LP
2.20%	10/15/30		1,000,000	1,001,776
Piedmont Operating Partnership LP
3.40%	06/01/23		1,210,000	1,253,872
SL Green Operating Partnership LP
3.25%	10/15/22		1,350,000	1,378,111
(LIBOR USD 3-Month plus 0.98%)
1.26%	08/16/21	[1]	1,000,000	993,077
Ventas Realty LP
3.25%	10/15/26		1,155,000	1,227,739
Ventas Realty LP/Ventas Capital Corp.
3.25%	08/15/22		40,000	41,505
Welltower, Inc.
3.75%	03/15/23		640,000	677,484

				16,812,701

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2020 / 84

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Schedule of Portfolio Investments

September 30, 2020 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Retail — 0.12%
Alimentation Couche-Tard, Inc. (Canada)
2.70%	07/26/22	[2,3]	$10,000	$10,321
3.55%	07/26/27	[2,3]	640,000	707,831
Rite Aid Corp.
8.00%	11/15/26	[2]	198,000	198,371
Walgreens Boots Alliance, Inc.
3.80%	11/18/24		65,000	71,589

				988,112

Services — 0.67%
Emory University, Series 2020
2.14%	09/01/30		1,465,000	1,537,257
GFL Environmental, Inc. (Canada)
3.75%	08/01/25	[2,3]	600,000	604,440
IHS Markit Ltd. (Bermuda)
4.13%	08/01/23	[3]	1,245,000	1,355,886
4.75%	02/15/25	[2,3]	1,340,000	1,521,516
Waste Pro USA, Inc.
5.50%	02/15/26	[2]	274,000	278,081

				5,297,180

Transportation — 0.53%
American Airlines Pass-Through Trust,
Series 2013-2, Class A
4.95%	01/15/23		348,675	299,736
Continental Airlines Pass-Through Trust,
Series 2007-1, Class A
5.98%	04/19/22		1,598,596	1,569,380
Delta Air Lines Pass-Through Trust,
Series 2002-1, Class G1
6.72%	01/02/23		505,464	485,246
Northwest Airlines Pass-Through Trust,
Series 2001-1, Class A1
7.04%	04/01/22		801,293	781,554
U.S. Airways Pass-Through Trust,
Series 2001-1, Class G
7.08%	03/20/21		67,410	66,030
U.S. Airways Pass-Through Trust,
Series 2011-1, Class A
7.13%	10/22/23		503,321	423,915
U.S. Airways Pass-Through Trust,
Series 2012-1, Class A
5.90%	10/01/24		344,579	323,904
U.S. Airways Pass-Through Trust,
Series 2012-2, Class A
4.63%	06/03/25		298,621	244,494

				4,194,259

Total Corporates
(Cost $216,340,535)				226,853,069

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED — 19.80%**
Non-Agency Commercial
Mortgage-Backed — 2.28%
Banc of America Merrill Lynch Commercial
Mortgage Trust, Series 2018-PARK, Class A
4.23%	08/10/38	[2,4]	$1,095,000	$1,291,533
BX Trust, Series 2019-OC11, Class A
3.20%	12/09/41	[2]	375,000	399,718
CALI Mortgage Trust, Series 2019-101C,
Class A
3.96%	03/10/39	[2]	805,000	948,880
Century Plaza Towers, Series 2019-CPT,
Class A
2.87%	11/13/39	[2]	715,000	783,678
Citigroup Commercial Mortgage Trust,
Series 2016-GC36, Class A5
3.62%	02/10/49		3,250,000	3,654,776
Citigroup Commercial Mortgage Trust,
Series 2016-GC37, Class A4
3.31%	04/10/49		1,000,000	1,107,313
Commercial Mortgage Trust,
Series 2014-UBS2, Class XA (IO)
1.32%	03/10/47	[4]	24,576,840	775,923
DC Office Trust, Series 2019-MTC, Class A
2.97%	09/15/45	[2]	765,000	847,770
Hudson Yards Mortgage Trust,
Series 2019-30HY, Class A
3.23%	07/10/39	[2]	760,000	856,402
Hudson Yards Mortgage Trust,
Series 2019-55HY, Class A
3.04%	12/10/41	[2,4]	765,000	850,088
JPMBB Commercial Mortgage Securities
Trust, Series 2015-C29, Class XA (IO)
0.83%	05/15/48	[4]	29,012,553	749,148
JPMorgan Chase Commercial Mortgage
Securities Trust, Series 2019-OSB,
Class A
3.40%	06/05/39	[2]	740,000	842,772
MKT Mortgage Trust, Series 2020-525M,
Class A
2.69%	02/12/40	[2]	945,000	1,006,886
Natixis Commercial Mortgage Securities
Trust, Series 2020-2PAC, Class A
2.97%	12/15/38	[2]	775,000	802,628
One Bryant Park Trust,
Series 2019-OBP, Class A
2.52%	09/15/54	[2]	960,000	1,029,340
RBS Commercial Funding, Inc., Trust,
Series 2013-GSP, Class A
3.96%	01/15/32	[2,4]	560,000	585,599
SFAVE Commercial Mortgage Securities
Trust, Series 2015-5AVE, Class A2B
4.14%	01/05/43	[2,4]	105,000	98,972

See accompanying notes to Schedule of Portfolio Investments.

85 / Semi-Annual Report September 2020

Intermediate Bond Fund

Schedule of Portfolio Investments

September 30, 2020 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Commercial
Mortgage-Backed (continued)
Wells Fargo Commercial Mortgage Trust,
Series 2015-C26, Class XA (IO)
1.35%	02/15/48	[4]	$34,587,887	$1,515,250

				18,146,676

Non-Agency Mortgage-Backed — 6.06%
ACE Securities Corp. Home Equity Loan
Trust, Series 2005-HE2, Class M5
(LIBOR USD 1-Month plus 1.02%)
1.17%	04/25/35	[1]	2,600,000	2,571,507
Amresco Residential Securities Corp.
Mortgage Loan Trust, Series 1998-1,
Class A5 (STEP-reset date 11/25/20)
6.47%	10/25/27		17,251	17,597
Asset-Backed Securities Corp. Home Equity
Loan Trust, Series 2004-HE9, Class M1
(LIBOR USD 1-Month plus 0.98%)
1.12%	12/25/34	[1]	464,972	449,796
Banc of America Funding Trust,
Series 2003-2, Class 1A1
6.50%	06/25/32		4,001	4,112
Banc of America Funding Trust,
Series 2015-R2, Class 9A1
(LIBOR USD 1-Month plus 0.22%)
0.36%	03/27/36	[1,2]	301,700	303,011
Bear Stearns ALT-A Trust, Series 2004-12,
Class 1M1
(LIBOR USD 1-Month plus 0.93%)
1.08%	01/25/35	[1]	3,677,580	3,620,550
Bear Stearns Asset-Backed Securities I
Trust, Series 2005-HE12, Class M2
(LIBOR USD 1-Month plus 0.50%)
0.65%	12/25/35	[1]	1,470,902	1,456,999
Chevy Chase Mortgage Funding LLC,
Mortgage-Backed Certificates,
Series 2005-2A, Class A1
(LIBOR USD 1-Month plus 0.18%)
0.33%	05/25/36	[1,2]	61,679	56,375
Citigroup Mortgage Loan Trust, Inc.,
Series 2004-HYB1, Class A41
2.92%	02/25/34	[4]	6,994	6,980
Conseco Finance Corp., Series 1996-7,
Class M1
7.70%	09/15/26	[4]	96,061	99,070
Conseco Finance Corp., Series 1998-4,
Class A5
6.18%	04/01/30		65,585	65,650
Conseco Finance Corp., Series 1998-6,
Class A8
6.66%	06/01/30	[4]	76,831	78,072

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Conseco Finance Home Equity Loan Trust,
Series 2002-C, Class BF2
8.00%	06/15/32	[2,4]	$19,769	$19,883
Countrywide Home Loan Mortgage
Pass-Through Trust, Series 2004-14,
Class 4A1
2.66%	08/25/34	[4]	82,741	78,698
Credit-Based Asset Servicing and
Securitization LLC, Series 2003-CB3,
Class AF1 (STEP-reset date 11/25/20)
3.38%	12/25/32		659,940	673,145
Credit-Based Asset Servicing and
Securitization LLC, Series 2006-CB2,
Class AF4 (STEP-reset date 11/25/20)
3.20%	12/25/36		418,481	339,060
Credit-Based Asset Servicing and
Securitization LLC, Series 2007-CB5,
Class A1
(LIBOR USD 1-Month plus 0.06%)
0.21%	04/25/37	[1]	126,920	92,936
Credit-Based Asset Servicing and
Securitization LLC, Series 2007-CB5,
Class A3
(LIBOR USD 1-Month plus 0.25%)
0.40%	04/25/37	[1]	1,508,143	1,136,147
First Franklin Mortgage Loan Trust,
Series 2005-FFH4, Class M1
(LIBOR USD 1-Month plus 0.48%)
0.63%	12/25/35	[1]	2,022,428	2,018,230
First Horizon Alternative Mortgage Securities
Trust, Series 2004-AA3, Class A1
2.47%	09/25/34	[4]	89,036	86,908
GSR Mortgage Loan Trust,
Series 2004-9, Class 5A7
2.95%	08/25/34	[4]	31,124	30,775
HarborView Mortgage Loan Trust,
Series 2007-7, Class 2A1A
(LIBOR USD 1-Month plus 1.00%)
1.15%	10/25/37	[1]	2,378,045	2,380,048
HomeBanc Mortgage Trust, Series 2005-4,
Class A1
(LIBOR USD 1-Month plus 0.27%)
0.42%	10/25/35	[1]	35,895	35,894
HSI Asset Securitization Corp. Trust,
Series 2005-OPT1, Class M1
(LIBOR USD 1-Month plus 0.63%)
0.78%	11/25/35	[1]	385,886	383,120
IndyMac Index Mortgage Loan Trust,
Series 2004-AR7, Class A2
(LIBOR USD 1-Month plus 0.86%)
1.01%	09/25/34	[1]	10,818	10,109

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2020 / 86

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Schedule of Portfolio Investments

September 30, 2020 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
IndyMac Index Mortgage Loan Trust,
Series 2004-AR8, Class 2A2A
(LIBOR USD 1-Month plus 0.80%)
0.95%	11/25/34	[1]	$32,770	$30,526
IndyMac Index Mortgage Loan Trust,
Series 2007-AR11, Class 1A1
3.02%	06/25/37	[4]	718,704	700,534
IndyMac Manufactured Housing Contract
Pass-Through Certificates, Series 1997-1,
Class A3
6.61%	02/25/28		65,130	65,980
IndyMac Manufactured Housing Contract
Pass-Through Certificates, Series 1997-1,
Class A4
6.75%	02/25/28		17,338	17,580
IndyMac Manufactured Housing Contract
Pass-Through Certificates, Series 1998-1,
Class A4
6.49%	09/25/28		85,813	87,207
JPMorgan Mortgage Acquisition Trust,
Series 2006-CH1, Class M2
(LIBOR USD 1-Month plus 0.29%)
0.44%	07/25/36	[1]	3,745,000	3,676,008
JPMorgan Mortgage Trust, Series 2007-A3,
Class 3A2
3.81%	05/25/37	[4]	172,279	171,784
MASTR Adjustable Rate Mortgages Trust,
Series 2003-6, Class 4A2
3.93%	01/25/34	[4]	76,603	78,525
MASTR Adjustable Rate Mortgages Trust,
Series 2004-5, Class 3A1
4.13%	06/25/34	[4]	1,794	1,874
MASTR Adjustable Rate Mortgages Trust,
Series 2007-HF2, Class A1
(LIBOR USD 1-Month plus 0.31%)
0.46%	09/25/37	[1]	2,070,793	2,020,662
MASTR Seasoned Securitization Trust,
Series 2004-1, Class 4A1
2.99%	10/25/32	[4]	7,552	7,551
MASTR Seasoned Securitization Trust,
Series 2005-1, Class 4A1
2.63%	10/25/32	[4]	22,563	22,524
Merrill Lynch First Franklin Mortgage Loan
Trust, Series 2007-3, Class A2C
(LIBOR USD 1-Month plus 0.18%)
0.33%	06/25/37	[1]	426,521	314,057
Merrill Lynch First Franklin Mortgage Loan
Trust, Series 2007-3, Class A2D
(LIBOR USD 1-Month plus 0.25%)
0.40%	06/25/37	[1]	788,199	618,627

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Mid-State Capital Corp., Series 2004-1,
Class A
6.01%	08/15/37		$230,326	$247,093
Mid-State Capital Corp., Series 2004-1,
Class B
8.90%	08/15/37		316,134	359,125
Mid-State Capital Corp., Series 2004-1,
Class M1
6.50%	08/15/37		225,810	239,639
Mid-State Capital Corp., Series 2005-1,
Class M2
7.08%	01/15/40		416,621	469,572
Mid-State Trust XI, Series 2011, Class A1
4.86%	07/15/38		568,020	610,712
Morgan Stanley ABS Capital I Trust,
Series 2004-NC7, Class M2
(LIBOR USD 1-Month plus 0.93%)
1.08%	07/25/34	[1]	158,913	155,069
Nationstar Home Equity Loan Trust,
Series 2007-B, Class 1AV1
(LIBOR USD 1-Month plus 0.22%)
0.37%	04/25/37	[1]	4,296,190	4,246,647
New Century Home Equity Loan Trust,
Series 2005-1, Class M1
(LIBOR USD 1-Month plus 0.68%)
0.82%	03/25/35	[1]	4,899,858	4,853,315
New Century Home Equity Loan Trust,
Series 2005-D, Class A1
(LIBOR USD 1-Month plus 0.22%)
0.37%	02/25/36	[1]	2,838,673	2,790,449
New York Mortgage Trust, Series 2005-3,
Class A1
(LIBOR USD 1-Month plus 0.48%)
0.63%	02/25/36	[1]	801,481	785,390
Nomura Resecuritization Trust,
Series 2014-7R, Class 2A3
(LIBOR USD 1-Month plus 0.20%)
0.38%	12/26/35	[1,2]	427,246	424,999
Option One Mortgage Loan Trust,
Series 2005-2, Class M1
(LIBOR USD 1-Month plus 0.66%)
0.81%	05/25/35	[1]	123,648	123,648
RBSSP Resecuritization Trust,
Series 2009-12, Class 17A2
2.84%	10/25/35	[2,4]	3,686,354	3,588,169
Residential Asset Mortgage Products Trust,
Series 2003-SL1, Class A41
8.00%	04/25/31		23,164	23,645
Residential Asset Mortgage Products Trust,
Series 2004-SL1, Class A7
7.00%	11/25/31		10,543	11,186

See accompanying notes to Schedule of Portfolio Investments.

87 / Semi-Annual Report September 2020

Intermediate Bond Fund

Schedule of Portfolio Investments

September 30, 2020 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Residential Asset Mortgage Products Trust,
Series 2006-NC1, Class A3
(LIBOR USD 1-Month plus 0.60%)
0.75%	01/25/36	[1]	$1,539,537	$1,531,181
Residential Asset Securitization Trust,
Series 2004-IP2, Class 2A1
3.54%	12/25/34	[4]	16,561	16,303
Residential Asset Securitization Trust,
Series 2005-AHL3, Class A3
(LIBOR USD 1-Month plus 0.34%)
0.49%	11/25/35	[1]	52,439	49,867
Structured Adjustable Rate Mortgage Loan
Trust, Series 2004-15, Class A
3.40%	10/25/34	[4]	916,861	879,774
Structured Asset Mortgage Investments II
Trust, Series 2005-AR1, Class A1
(LIBOR USD 1-Month plus 0.48%)
0.64%	04/19/35	[1]	546,706	538,931
Structured Asset Mortgage Investments II
Trust, Series 2005-AR8, Class A2
(Federal Reserve US 12-Month Cumulative
Average plus 1.48%)
3.63%	02/25/36	[1]	497,086	478,215
Structured Asset Mortgage Investments II
Trust, Series 2006-AR3, Class 22A1
3.12%	05/25/36	[4]	1,953,795	1,198,792
WaMu Mortgage Pass-Through Certificates,
Series 2005-AR13, Class A1A3
(LIBOR USD 1-Month plus 0.78%)
0.93%	10/25/45	[1]	768,633	746,549

				48,196,381

U.S. Agency Commercial
Mortgage-Backed — 0.76%
Fannie Mae-Aces, Series 2015-M4,
Class X2 (IO)
0.48%	07/25/22	[4]	82,609,076	311,969
Freddie Mac Multifamily Structured
Pass-Through Certificates, Series K021,
Class A2
2.40%	06/25/22		105,000	108,107
Freddie Mac Multifamily Structured
Pass-Through Certificates, Series K158,
Class A3
3.90%	10/25/33	[4]	1,250,000	1,564,454
Freddie Mac Multifamily Structured
Pass-Through Certificates, Series K159,
Class A3
3.95%	11/25/33	[4]	3,265,000	4,110,314

				6,094,844

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed — 10.70%
Fannie Mae Pool 253974
7.00%	08/01/31		$1,341	$1,514
Fannie Mae Pool 254232
6.50%	03/01/22		804	827
Fannie Mae Pool 527247
7.00%	09/01/26		17	18
Fannie Mae Pool 545191
7.00%	09/01/31		676	780
Fannie Mae Pool 545646
7.00%	09/01/26		9	10
Fannie Mae Pool 549740
6.50%	10/01/27		3,641	4,075
Fannie Mae Pool 606108
7.00%	03/01/31		366	369
Fannie Mae Pool 630599
7.00%	05/01/32		3,309	3,881
Fannie Mae Pool 655928
7.00%	08/01/32		2,552	3,081
Fannie Mae Pool 735207
7.00%	04/01/34		986	1,175
Fannie Mae Pool 735686
6.50%	12/01/22		240	246
Fannie Mae Pool 735861
6.50%	09/01/33		61,797	69,364
Fannie Mae Pool 764388
(LIBOR USD 6-Month plus 1.38%)
2.26%	03/01/34	[1]	7,765	7,844
Fannie Mae Pool 776708
5.00%	05/01/34		100,362	115,566
Fannie Mae Pool 817611
(LIBOR USD 6-Month plus 1.58%)
2.95%	11/01/35	[1]	6,222	6,301
Fannie Mae Pool 844773
(LIBOR USD 12-Month plus 1.59%)
3.59%	12/01/35	[1]	8,523	8,552
Fannie Mae Pool 889125
5.00%	12/01/21		14	14
Fannie Mae Pool 889184
5.50%	09/01/36		81,918	96,456
Fannie Mae Pool 890221
5.50%	12/01/33		124,033	144,579
Fannie Mae Pool 918445
(LIBOR USD 12-Month plus 1.57%)
3.57%	05/01/37	[1]	503	527
Fannie Mae Pool 939419
(LIBOR USD 12-Month plus 1.27%)
3.02%	05/01/37	[1]	22,252	22,529
Fannie Mae Pool AL0209
4.50%	05/01/41		322,789	370,490

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2020 / 88

Intermediate Bond Fund

Schedule of Portfolio Investments

September 30, 2020 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Fannie Mae Pool AM8645
2.69%	05/01/27		$98,059	$107,823
Fannie Mae Pool AN2786
2.76%	09/01/36		49,199	55,072
Fannie Mae Pool BL0661
3.99%	11/01/33		3,474,268	4,159,417
Fannie Mae Pool BL6060
2.46%	04/01/40		1,160,000	1,243,529
Fannie Mae Pool CA1710
4.50%	05/01/48		24,782	26,841
Fannie Mae Pool CA1711
4.50%	05/01/48		1,737,348	1,881,702
Fannie Mae Pool CA2208
4.50%	08/01/48		23,573	25,508
Fannie Mae Pool FM2318
3.50%	09/01/49		2,142,974	2,313,236
Fannie Mae Pool FN0039
3.18%	09/01/27	[4]	36,003	40,769
Fannie Mae Pool MA1527
3.00%	08/01/33		24,536	26,051
Fannie Mae Pool MA1561
3.00%	09/01/33		1,340,482	1,422,895
Fannie Mae Pool MA1608
3.50%	10/01/33		1,209,595	1,307,554
Fannie Mae Pool MA3427
4.00%	07/01/33		21,952	23,326
Fannie Mae Pool MA3537
4.50%	12/01/48		2,000,881	2,163,067
Fannie Mae Pool MA3811
3.00%	10/01/49		2,318,124	2,383,910
Fannie Mae Pool MA4152
2.00%	10/01/40		3,460,000	3,587,728
Fannie Mae REMICS, Series 1993-80,
Class S
(-1.22 X LIBOR USD 1-Month plus 10.87%, 10.87% Cap)
10.70%	05/25/23	[1]	1,301	1,440
Fannie Mae REMICS, Series 2001-52,
Class YZ
6.50%	10/25/31		122,403	144,927
Fannie Mae REMICS, Series 2003-124,
Class TS
(-14.00 X LIBOR USD 1-Month plus 100.80%, 9.80% Cap)
9.80%	01/25/34	[1]	4,104	4,988
Fannie Mae REMICS, Series 2007-64,
Class FA
(LIBOR USD 1-Month plus 0.47%)
0.62%	07/25/37	[1]	55,019	55,575

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Fannie Mae REMICS, Series 2008-50,
Class SA (IO)
(-1.00 X LIBOR USD 1-Month plus 6.05%, 6.05% Cap)
5.90%	11/25/36	[1]	$994,582	$215,624
Fannie Mae REMICS, Series 2018-38,
Class PA
3.50%	06/25/47		13,372	13,978
Fannie Mae REMICS, Series 2018-43,
Class CT
3.00%	06/25/48		661,755	700,812
Fannie Mae REMICS, Series 2018-55,
Class PA
3.50%	01/25/47		130,786	136,226
Fannie Mae REMICS, Series 2018-86,
Class JA
4.00%	05/25/47		835,766	875,032
Fannie Mae Trust, Series 2003-W6,
Class 5T (IO)
(-1.00 X LIBOR USD 1-Month plus 8.15%, 8.15% Cap)
0.55%	09/25/42	[1]	9,296,023	144,388
Freddie Mac Gold Pool A25162
5.50%	05/01/34		104,584	121,193
Freddie Mac Gold Pool A33262
5.50%	02/01/35		34,034	40,089
Freddie Mac Gold Pool A68781
5.50%	10/01/37		6,355	7,391
Freddie Mac Gold Pool C03813
3.50%	04/01/42		864,510	945,338
Freddie Mac Gold Pool C90504
6.50%	12/01/21		82	84
Freddie Mac Gold Pool G01548
7.50%	07/01/32		231,536	284,940
Freddie Mac Gold Pool G01644
5.50%	02/01/34		62,842	74,023
Freddie Mac Gold Pool G02366
6.50%	10/01/36		50,244	60,039
Freddie Mac Gold Pool G08844
5.00%	10/01/48		518,746	568,487
Freddie Mac Gold Pool G12393
5.50%	10/01/21		3,517	3,541
Freddie Mac Gold Pool G12909
6.00%	11/01/22		28,436	29,508
Freddie Mac Gold Pool G13032
6.00%	09/01/22		7,403	7,532
Freddie Mac Gold Pool G15897
2.50%	09/01/31		32,802	34,951
Freddie Mac Gold Pool G16085
2.50%	02/01/32		1,973,004	2,110,537

See accompanying notes to Schedule of Portfolio Investments.

89 / Semi-Annual Report September 2020

Intermediate Bond Fund

Schedule of Portfolio Investments

September 30, 2020 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Freddie Mac Gold Pool G16524
3.50%	05/01/33		$85,155	$91,556
Freddie Mac Gold Pool G16756
3.50%	01/01/34		1,792,018	1,925,664
Freddie Mac Gold Pool G18581
2.50%	01/01/31		37,342	39,065
Freddie Mac Gold Pool G18713
3.50%	11/01/33		51,027	53,965
Freddie Mac Gold Pool J06246
5.50%	10/01/21		1,631	1,645
Freddie Mac Pool SD7503
3.50%	08/01/49		6,068,623	6,548,884
Freddie Mac REMICS, Series 1602,
Class SN
(-4.25 X PRIME plus 46.22%, 10.09% Cap)
10.09%	10/15/23	[1]	7,291	7,806
Freddie Mac REMICS, Series 2174,
Class PN
6.00%	07/15/29		23,805	26,922
Freddie Mac REMICS, Series 3460,
Class SA (IO)
(-1.00 X LIBOR USD 1-Month plus 6.20%, 6.20% Cap)
6.05%	06/15/38	[1]	965,736	213,524
Freddie Mac REMICS, Series 4030,
Class HS (IO)
(-1.00 X LIBOR USD 1-Month plus 6.61%, 6.61% Cap)
6.46%	04/15/42	[1]	841,121	177,752
Ginnie Mae I Pool 782810
4.50%	11/15/39		692,338	786,542
Ginnie Mae II Pool 80968
(US Treasury Yield Curve Rate T Note
Constant Maturity 1 Year plus 1.50%)
3.25%	07/20/34	[1]	16,946	17,543
Ginnie Mae II Pool MA4454
5.00%	05/20/47		34,481	38,003
Ginnie Mae II Pool MA4511
4.00%	06/20/47		10,256	11,058
Ginnie Mae II Pool MA4588
4.50%	07/20/47		357,738	389,920
Ginnie Mae II Pool MA4589
5.00%	07/20/47		1,824,702	2,021,648
Ginnie Mae II Pool MA4838
4.00%	11/20/47		966,744	1,036,765
Ginnie Mae II Pool MA4901
4.00%	12/20/47		775,340	831,615
Ginnie Mae II Pool MA5399
4.50%	08/20/48		1,130,255	1,222,747
Ginnie Mae II Pool MA5530
5.00%	10/20/48		15,135	16,461

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Ginnie Mae II Pool MA6030
3.50%	07/20/49		$360,401	$373,477
Ginnie Mae II Pool MA6080
3.00%	08/20/49		157,674	162,375
Ginnie Mae II Pool MA6209
3.00%	10/20/49		2,712,862	2,799,553
Ginnie Mae Pool (TBA)
2.00%	10/20/50		6,100,000	6,338,758
2.50%	10/20/50		3,900,000	4,095,305
Ginnie Mae, Series 2004-8, Class SE
(-2.00 X LIBOR USD 1-Month plus 14.30%, 14.30% Cap)
14.01%	11/26/23	[1]	12,250	14,053
UMBS (TBA)
1.50%	10/01/35		175,000	179,074
2.00%	10/01/35		5,200,000	5,406,375
2.00%	10/01/50		16,050,000	16,593,623
2.50%	10/01/50		4,225,000	4,432,193
2.50%	11/01/50		1,000,000	1,047,311

				85,108,451

Total Mortgage-Backed
(Cost $152,880,356)				157,546,352

MUNICIPAL BONDS — 1.03%*
California — 0.21%
Los Angeles Department of Airports,
Revenue Bonds, Port, Airport and Marina
Improvements, Series A
5.00%	05/15/36		325,000	400,676
Los Angeles Department of Water & Power
Power System Revenue, Taxable Bonds,
Electric Light & Power Improvements,
Series C
5.52%	07/01/27		50,000	63,476
Los Angeles Unified School District, Build
America Taxable Bonds, School
Improvements, Series KR
5.75%	07/01/34		875,000	1,222,856
State of California, General Obligation
Bonds. Build America Bonds, School
Improvements
7.95%	03/01/36		294	273

				1,687,281

Florida — 0.08%
County of Miami-Dade Aviation Revenue
Bonds, Airport and Marina Improvements,
Series D
3.50%	10/01/31		245,000	260,553

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2020 / 90

Intermediate Bond Fund

Schedule of Portfolio Investments

September 30, 2020 (Unaudited)

Issues	Maturity Date	Principal Amount	Value
MUNICIPAL BONDS (continued)
Florida (continued)
Greater Orlando Aviation Authority, Port,
Airport and Marina Improvements, Series A
5.00%	10/01/44	$330,000	$396,444

			656,997

New York — 0.72%
Metropolitan Transportation Authority, Build
America Bonds, Transit Improvements
6.55%	11/15/31	25,000	29,889
New York City Transitional Finance Authority
Future Tax Secured Revenue Bonds, Public
Improvements, Series B1
4.00%	08/01/38	800,000	900,104
New York City Transitional Finance Authority
Revenue, Future Tax Secured Revenue,
Qualified School Construction Bonds, School
Improvements, Series G-3
5.27%	05/01/27	1,465,000	1,774,789
New York State Dormitory Authority, Build
America Bonds, University & College
Improvements, Series D
5.50%	03/15/30	70,000	87,462
New York State Dormitory Authority,
Revenue Bonds, School Improvements,
Series A
5.00%	03/15/47	640,000	776,986
New York State Dormitory Authority, Taxable
Bonds, School Improvements, Series F
3.03%	02/15/33	1,245,000	1,369,475
New York State Environmental Facilities
Corp., Revenue Bonds, Water Utility
Improvements, Series B
4.00%	06/15/37	675,000	809,311

			5,748,016

Pennsylvania — 0.01%
Pennsylvania Economic Development
Financing Authority, Taxable Bonds,
University of Pittsburgh Medical Center,
Series B
3.20%	11/15/27	40,000	43,111

Washington — 0.01%
State of Washington, General Obligation
Bonds, Build America Bonds, Highway
Improvements
5.04%	08/01/31	40,000	51,114

Total Municipal Bonds
(Cost $7,734,401)			8,186,519

Issues	Maturity Date		Principal Amount	Value
U.S. AGENCY SECURITIES — 0.03%
U.S. Agency Securities — 0.03%
Resolution Funding Corp.
(Strip Principal) (PO)
0.00%	01/15/21	[8]	$230,000	$229,851

Total U.S. Agency Securities
(Cost $228,441)

U.S. TREASURY SECURITIES — 40.30%
U.S. Treasury Notes — 40.30%
U.S. Treasury Notes
0.13%	07/31/22		18,195,000	18,195,711
0.13%	08/31/22		44,600,000	44,600,872
0.13%	09/30/22		21,695,000	21,694,576
0.25%	08/31/25		63,106,000	63,061,627
0.25%	09/30/25		128,130,000	128,004,868
0.38%	09/30/27		8,520,000	8,467,416
U.S. Treasury Notes - Treasury Inflation
Indexed Notes
0.13%	04/15/25	[9]	1,888,837	2,010,431
0.13%	07/15/30	[9]	3,498,593	3,890,898
U.S. Treasury Notes (WI)
0.63%	08/15/30		30,869,000	30,719,478

Total U.S. Treasury Securities
(Cost $320,470,134)				320,645,877

Total Bonds – 96.34%
(Cost $751,210,292)				766,557,417

Issues			Shares	Value

COMMON STOCK — 0.00%
Electric — 0.00%
Homer City Holdings
LLC[6,10,11]			8,014	441

Total Common Stock
(Cost $457,400)

Issues	Maturity Date		Principal Amount/Shares	Value

SHORT-TERM INVESTMENTS — 9.73%
Commercial Paper — 0.25%
Ford Motor Credit Co. LLC
3.20%[2,12]	10/08/20		2,000,000	1,999,707

Money Market Funds — 2.69%
Dreyfus Government Cash Management
Fund
2.33%[13]			21,348,000	21,348,000
Fidelity Investments Money Market Funds -
Government Portfolio
1.00%[13,14]			93,103	93,103

				21,441,103

See accompanying notes to Schedule of Portfolio Investments.

91 / Semi-Annual Report September 2020

Intermediate Bond Fund

Schedule of Portfolio Investments

September 30, 2020 (Unaudited)

Issues	Maturity Date	Principal Amount/Shares	Value
SHORT-TERM INVESTMENTS (continued)
U.S. Treasury Bills — 6.79%
U.S. Treasury Bills
0.12%[12]	02/04/21	$5,000,000	$4,998,163
0.14%[12]	01/07/21	29,000,000	28,993,191
0.16%[12]	12/03/20	15,000,000	14,997,769
0.18%[12]	12/10/20	5,000,000	4,999,077

			53,988,200

Total Short-Term Investments
(Cost $77,421,256)			77,429,010

Total Investments – 106.07%
(Cost $829,088,948)			843,986,868

Net unrealized appreciation on unfunded commitments 0.00%			642

Liabilities in Excess of Other
Assets – (6.07)%			(48,314,836)

Net Assets – 100.00%			$795,672,032

[1]	Floating rate security. The rate disclosed was in effect at September 30, 2020.

[2]

Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

[3]	U.S. dollar-denominated security issued by foreign-domiciled entity.

[4]

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions.

[5]

Excluded from the investment total above is an unfunded delayed draw term loan commitment in an amount not to exceed $24,745, at an interest rate of 3.60% and a maturity of July 14, 2021.The investment is not accruing an unused commitment fee.

[6]	Non-income producing security.

[7]	Security is currently in default with regard to scheduled interest or principal payments.

[8]	Zero coupon bond. The rate shown is the effective yield as of September 30, 2020.

[9]	Inflation protected security. Principal amount reflects original security face amount.

[10]	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.

[11]	Illiquid security as determined under procedures approved by the Board of Trustees. The aggregate value of illiquid securities is $441, which is 0.00% of total net assets.

[12]	Represents annualized yield at date of purchase.

[13]	Represents the current yield as of September 30, 2020.

[14]	Securities, or a portion thereof, pledged as collateral for swaps. The total market value of collateral pledged is $34.

*	Securities with a call or reset feature will have an effective maturity date sooner than the stated maturity.
**	Securities backed by mortgage or consumer loans where payment is periodically made will have an effective maturity date sooner than the stated maturity date.

Note: For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for more meaningful presentation for investors.

(CLO): Collateralized Loan Obligation

(IO): Interest only

(LIBOR): London InterBank Offer Rate

(MTN): Medium-term note

(PO): Principal only

(STEP): Step coupon bond

(TBA): To be announced

(USD): U.S. dollar

(WI): When issued

Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)
FUTURES CONTRACTS: LONG POSITIONS
U.S. Treasury Five Year Note	95	12/31/20	$11,972,969	$13,876	$13,876
FUTURES CONTRACTS: SHORT POSITIONS
U.S. Treasury Ten Year Ultra Bond	263	12/21/20	(42,059,453)	(46,411)	(46,411)

TOTAL FUTURES CONTRACTS			$(30,086,484)	$(32,535)	$(32,535)

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2020 / 92

Investment Grade Credit Fund

Schedule of Portfolio Investments

September 30, 2020 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
BONDS – 85.51%
ASSET-BACKED SECURITIES — 4.76%**
GCO Education Loan Funding Trust II,
Series 2006-2AR, Class A1RN
(LIBOR USD 1-Month plus 0.65%)
0.80%	08/27/46	[1,2]	$70,854	$67,653
J.G. Wentworth XXX LLC,
Series 2013-3A, Class A
4.08%	01/17/73	[2]	37,375	42,946
SLC Student Loan Trust, Series 2006-1,
Class A6
(LIBOR USD 3-Month plus 0.16%)
0.41%	03/15/55	[1]	60,000	56,204
SLM Student Loan Trust, Series 2007-2,
Class B
(LIBOR USD 3-Month plus 0.17%)
0.41%	07/25/25	[1]	70,000	60,196
SLM Student Loan Trust, Series 2008-2,
Class B
(LIBOR USD 3-Month plus 1.20%)
1.44%	01/25/83	[1]	20,000	18,251
SLM Student Loan Trust, Series 2008-3,
Class B
(LIBOR USD 3-Month plus 1.20%)
1.44%	04/26/83	[1]	20,000	17,842
SLM Student Loan Trust, Series 2008-5,
Class B
(LIBOR USD 3-Month plus 1.85%)
2.09%	07/25/73	[1]	35,000	32,044
SLM Student Loan Trust, Series 2008-6,
Class A4
(LIBOR USD 3-Month plus 1.10%)
1.34%	07/25/23	[1]	34,199	33,017
SLM Student Loan Trust, Series 2008-6,
Class B
(LIBOR USD 3-Month plus 1.85%)
2.09%	07/26/83	[1]	20,000	18,069
SLM Student Loan Trust, Series 2008-7,
Class B
(LIBOR USD 3-Month plus 1.85%)
2.09%	07/26/83	[1]	20,000	17,991
SLM Student Loan Trust, Series 2008-8,
Class A4
(LIBOR USD 3-Month plus 1.50%)
1.74%	04/25/23	[1]	22,084	21,941
SLM Student Loan Trust, Series 2008-8,
Class B
(LIBOR USD 3-Month plus 2.25%)
2.49%	10/25/75	[1]	30,000	28,900
SLM Student Loan Trust, Series 2008-9,
Class A
(LIBOR USD 3-Month plus 1.50%)
1.74%	04/25/23	[1]	16,839	16,535

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
SLM Student Loan Trust, Series 2008-9,
Class B
(LIBOR USD 3-Month plus 2.25%)
2.49%	10/25/83	[1]	$15,000	$14,411
Structured Receivables Finance LLC,
Series 2010-B, Class A
3.73%	08/15/36	[2]	66,003	68,484
Towd Point Mortgage Trust,
Series 2015-2, Class 1A13
2.50%	11/25/60	[2,3]	43,911	44,284
Wachovia Student Loan Trust,
Series 2006-1, Class A6
(LIBOR USD 3-Month plus 0.17%)
0.41%	04/25/40	[1,2]	41,719	40,051

Total Asset-Backed Securities
(Cost $598,380)				598,819

CORPORATES — 55.53%*
Banking — 5.86%
Bank of America Corp.
2.59%	04/29/31	[3]	10,000	10,600
3.00%	12/20/23	[3]	15,000	15,757
Bank of America Corp. (MTN)
2.50%	02/13/31	[3]	35,000	36,533
3.97%	03/05/29	[3]	60,000	68,796
3.97%	02/07/30	[3]	30,000	34,814
Bank of New York Mellon Corp. (The) (MTN)
1.60%	04/24/25		45,000	46,845
3.25%	09/11/24		5,000	5,509
Fifth Third Bancorp
2.55%	05/05/27		30,000	32,372
HSBC Holdings PLC (United Kingdom)
2.01%	09/22/28	[3,4]	5,000	4,961
JPMorgan Chase & Co.
2.52%	04/22/31	[3]	35,000	37,338
3.21%	04/01/23	[3]	50,000	51,974
3.56%	04/23/24	[3]	70,000	75,107
4.01%	04/23/29	[3]	20,000	23,174
4.20%	07/23/29	[3]	15,000	17,784
Lloyds Banking Group PLC
(United Kingdom)
3.87%	07/09/25	[3,4]	40,000	43,589
Santander UK Group Holdings PLC
(United Kingdom)
3.37%	01/05/24	[3,4]	30,000	31,370
3.57%	01/10/23	[4]	10,000	10,336
State Street Corp.
3.78%	12/03/24	[3]	15,000	16,423
Wells Fargo & Co. (MTN)
2.39%	06/02/28	[3]	30,000	31,347
2.57%	02/11/31	[3]	30,000	31,467

See accompanying notes to Schedule of Portfolio Investments.

93 / Semi-Annual Report September 2020

Investment Grade Credit Fund

Schedule of Portfolio Investments

September 30, 2020 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Banking (continued)
2.88%	10/30/30	[3]	$5,000	$5,365
3.58%	05/22/28	[3]	20,000	22,416
5.01%	04/04/51	[3]	60,000	82,551

				736,428

Communications — 5.82%
AT&T, Inc.
2.75%	06/01/31		30,000	31,621
3.88%	01/15/26		10,000	11,347
4.30%	02/15/30		70,000	83,043
4.50%	03/09/48		60,000	68,304
Charter Communications Operating LLC/
Charter Communications Operating Capital
3.75%	02/15/28		42,000	46,538
Comcast Corp.
1.95%	01/15/31		70,000	72,000
Fox Corp.
3.50%	04/08/30		30,000	33,958
Koninklijke KPN NV (Netherlands)
8.38%	10/01/30	[4]	5,000	7,286
Level 3 Financing, Inc.
3.88%	11/15/29	[2]	11,000	11,932
SES SA (Luxembourg)
3.60%	04/04/23	[2,4]	15,000	15,490
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint
Spectrum Co. III LLC
4.74%	03/20/25	[2]	25,000	27,109
5.15%	03/20/28	[2]	30,000	35,419
T-Mobile USA, Inc.
2.55%	02/15/31	[2]	49,000	50,757
4.38%	04/15/40	[2]	25,000	29,329
Verizon Communications, Inc.
4.33%	09/21/28		40,000	48,644
ViacomCBS, Inc.
4.20%	05/19/32		40,000	45,718
Vodafone Group PLC (United Kingdom)
4.38%	05/30/28	[4]	65,000	77,043
Walt Disney Co. (The)
2.65%	01/13/31		15,000	16,208
6.20%	12/15/34		4,000	5,924
7.75%	01/20/24		12,000	14,612

				732,282

Consumer Discretionary — 2.08%
Anheuser-Busch InBev Worldwide, Inc.
3.50%	06/01/30		60,000	68,430
4.00%	04/13/28		52,000	60,101
4.75%	01/23/29		15,000	18,331
Bacardi Ltd. (Bermuda)
4.70%	05/15/28	[2,4]	30,000	34,908

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Consumer Discretionary (continued)
BAT Capital Corp.
2.73%	03/25/31		$10,000	$9,975
Constellation Brands, Inc.
2.88%	05/01/30		20,000	21,657
4.25%	05/01/23		15,000	16,393
Reynolds American, Inc.
5.70%	08/15/35		25,000	31,360

				261,155

Electric — 3.37%
Ameren Corp.
3.50%	01/15/31		35,000	40,109
Appalachian Power Co.
4.45%	06/01/45		5,000	6,135
Berkshire Hathaway Energy Co.
3.70%	07/15/30	[2]	50,000	58,871
Black Hills Corp.
4.35%	05/01/33		36,000	42,751
Consolidated Edison Co. of New York, Inc.,
Series 20A
3.35%	04/01/30		45,000	51,937
Duquesne Light Holdings, Inc.
5.90%	12/01/21	[2]	23,000	24,172
ITC Holdings Corp.
4.05%	07/01/23		10,000	10,822
Metropolitan Edison Co.
4.00%	04/15/25	[2]	25,000	28,030
Narragansett Electric Co. (The)
3.40%	04/09/30	[2]	35,000	39,951
Public Service Co. of New Mexico
3.85%	08/01/25		40,000	43,425
Southwestern Electric Power Co., Series M
4.10%	09/15/28		20,000	23,379
Tucson Electric Power Co.
5.15%	11/15/21		30,000	31,116
Xcel Energy, Inc.
3.40%	06/01/30		20,000	23,035

				423,733

Energy — 5.14%
BP Capital Markets America, Inc.
3.63%	04/06/30		25,000	28,748
Chevron Corp.
2.24%	05/11/30		15,000	15,936
Concho Resources, Inc.
2.40%	02/15/31		65,000	62,211
Energy Transfer Operating LP
4.95%	06/15/28		35,000	37,110
5.50%	06/01/27		10,000	11,026

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2020 / 94

Investment Grade Credit Fund

Schedule of Portfolio Investments

September 30, 2020 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Energy (continued)
EQT Corp.
3.90%	10/01/27		$10,000	$9,225
Equinor ASA (Norway)
3.13%	04/06/30	[4]	20,000	22,583
Exxon Mobil Corp.
3.45%	04/15/51		20,000	22,102
3.48%	03/19/30		30,000	34,676
Hess Corp.
4.30%	04/01/27		17,000	17,838
Kinder Morgan, Inc.
5.63%	11/15/23	[2]	25,000	28,177
Kinder Morgan, Inc. (GMTN)
7.80%	08/01/31		10,000	13,827
NGPL PipeCo LLC
4.38%	08/15/22	[2]	25,000	25,967
Petroleos Mexicanos (Mexico)
5.35%	02/12/28	[4]	15,000	12,942
5.95%	01/28/31	[2,4]	30,000	24,987
Plains All American Pipeline LP/PAA
Finance Corp.
4.65%	10/15/25		15,000	16,205
Rockies Express Pipeline LLC
4.95%	07/15/29	[2]	10,000	9,742
Ruby Pipeline LLC
7.75%	04/01/22	[2]	17,045	14,344
Sabine Pass Liquefaction LLC
4.20%	03/15/28		12,000	13,028
Shell International Finance BV (Netherlands)
2.38%	11/07/29	[4]	25,000	26,309
2.75%	04/06/30	[4]	15,000	16,443
Southern Natural Gas Co. LLC
4.80%	03/15/47	[2]	30,000	33,409
Sunoco Logistics Partners Operations LP
3.90%	07/15/26		10,000	10,404
4.00%	10/01/27		10,000	10,225
TC PipeLines LP
3.90%	05/25/27		30,000	32,291
Texas Eastern Transmission LP
2.80%	10/15/22	[2]	10,000	10,301
TransCanada PipeLines Ltd. (Canada)
4.10%	04/15/30	[4]	30,000	34,680
Western Midstream Operating LP
5.05%	02/01/30		25,000	24,365
Williams Cos., Inc. (The)
4.30%	03/04/24		25,000	27,333

				646,434

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Finance — 6.52%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust
(Ireland)
3.88%	01/23/28	[4]	$11,000	$10,218
3.95%	02/01/22	[4]	35,000	35,452
Air Lease Corp.
3.00%	09/15/23		30,000	30,555
3.63%	12/01/27		11,000	10,873
Avolon Holdings Funding Ltd.
(Cayman Islands)
2.88%	02/15/25	[2,4]	5,000	4,590
Citigroup, Inc.
2.57%	06/03/31	[3]	45,000	47,264
3.20%	10/21/26		20,000	22,091
3.67%	07/24/28	[3]	20,000	22,500
Daimler Finance North America LLC
2.20%	10/30/21	[2]	20,000	20,328
Ford Motor Credit Co. LLC
4.25%	09/20/22		25,000	25,257
(LIBOR USD 3-Month plus 1.08%)
1.33%	08/03/22	[1]	35,000	33,180
GE Capital Funding LLC
4.40%	05/15/30	[2]	10,000	10,760
GE Capital International Funding Co. (Ireland)
4.42%	11/15/35	[4]	70,000	73,514
General Motors Financial Co., Inc.
3.15%	06/30/22		10,000	10,273
3.20%	07/06/21		20,000	20,307
4.20%	11/06/21		15,000	15,483
4.38%	09/25/21		5,000	5,159
Goldman Sachs Group, Inc. (The)
2.60%	02/07/30		30,000	31,730
2.88%	10/31/22	[3]	75,000	76,839
Intercontinental Exchange, Inc.
1.85%	09/15/32		5,000	4,996
2.10%	06/15/30		35,000	36,163
(LIBOR USD 3-Month plus 0.65%)
0.90%	06/15/23	[1]	20,000	20,125
Morgan Stanley (GMTN)
3.70%	10/23/24		70,000	77,717
3.77%	01/24/29	[3]	20,000	22,751
Nationwide Building Society
(United Kingdom)
3.62%	04/26/23	[2,3,4]	10,000	10,395
3.77%	03/08/24	[2,3,4]	25,000	26,588
Park Aerospace Holdings Ltd.
(Cayman Islands)
4.50%	03/15/23	[2,4]	10,000	9,915
5.50%	02/15/24	[2,4]	15,000	15,126
Pipeline Funding Co. LLC
7.50%	01/15/30	[2]	18,226	24,795

See accompanying notes to Schedule of Portfolio Investments.

95 / Semi-Annual Report September 2020

Investment Grade Credit Fund

Schedule of Portfolio Investments

September 30, 2020 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Finance (continued)
Raymond James Financial, Inc.
3.63%	09/15/26		$30,000	$34,540
4.65%	04/01/30		25,000	30,476

				819,960

Food — 1.22%
Conagra Brands, Inc.
4.60%	11/01/25		16,000	18,595
General Mills, Inc.
3.70%	10/17/23		15,000	16,352
Kraft Heinz Foods Co.
5.00%	07/15/35		48,000	55,456
Smithfield Foods, Inc.
3.35%	02/01/22	[2]	50,000	50,785
5.20%	04/01/29	[2]	10,000	11,709

				152,897

Health Care — 8.11%
AbbVie, Inc.
3.20%	11/21/29	[2]	55,000	60,831
3.60%	05/14/25		25,000	27,738
3.80%	03/15/25	[2]	5,000	5,578
5.00%	12/15/21	[2]	25,000	26,075
Alcon Finance Corp.
2.75%	09/23/26	[2]	20,000	21,761
Anthem, Inc.
3.65%	12/01/27		40,000	45,634
Ascension Health, Series B
2.53%	11/15/29		20,000	21,704
Banner Health
2.34%	01/01/30		25,000	25,983
Barnabas Health, Inc., Series 2012
4.00%	07/01/28		15,000	16,850
Baxalta, Inc.
3.60%	06/23/22		25,000	26,034
Baxter International, Inc.
3.95%	04/01/30	[2]	25,000	30,010
Bayer U.S. Finance II LLC
3.88%	12/15/23	[2]	10,000	10,934
4.38%	12/15/28	[2]	55,000	64,669
4.40%	07/15/44	[2]	5,000	5,728
Becton Dickinson and Co.
3.36%	06/06/24		15,000	16,231
Boston Scientific Corp.
2.65%	06/01/30		30,000	31,978
Bristol Myers Squibb Co.
3.90%	02/20/28		40,000	47,408
Centene Corp.
3.00%	10/15/30		50,000	51,073

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Health Care (continued)
Cigna Corp.
2.40%	03/15/30		$25,000	$25,982
4.38%	10/15/28		30,000	35,735
DENTSPLY SIRONA, Inc.
3.25%	06/01/30		30,000	32,669
Elanco Animal Health, Inc.
5.90%	08/28/28		15,000	17,381
Fresenius U.S. Finance II, Inc.
4.25%	02/01/21	[2]	30,000	30,350
HCA, Inc.
4.13%	06/15/29		25,000	28,331
5.00%	03/15/24		15,000	16,805
Humana, Inc.
2.90%	12/15/22		15,000	15,701
3.13%	08/15/29		15,000	16,634
NYU Langone Hospitals, Series 2020
3.38%	07/01/55		20,000	20,296
Providence St. Joseph Health Obligated Group, Series H
2.75%	10/01/26		20,000	22,001
Quest Diagnostics, Inc.
4.20%	06/30/29		20,000	23,850
Regeneron Pharmaceuticals, Inc.
1.75%	09/15/30		30,000	29,392
Royalty Pharma PLC (United Kingdom)
1.75%	09/02/27	[2,4]	20,000	20,076
UnitedHealth Group, Inc.
2.00%	05/15/30		25,000	26,252
3.70%	12/15/25		20,000	22,930
3.88%	12/15/28		40,000	47,541
Upjohn, Inc.
1.13%	06/22/22	[2]	35,000	35,280
Zimmer Biomet Holdings, Inc.
3.55%	03/20/30		15,000	16,829

				1,020,254

Industrials — 1.98%
Amcor Finance USA, Inc.
3.63%	04/28/26		5,000	5,573
4.50%	05/15/28		15,000	17,599
BAE Systems Holdings, Inc.
3.80%	10/07/24	[2]	25,000	27,757
3.85%	12/15/25	[2]	20,000	22,607
BAE Systems PLC (United Kingdom)
3.40%	04/15/30	[2,4]	10,000	11,203
Bemis Co., Inc.
2.63%	06/19/30		15,000	15,983
General Electric Co. (MTN)
5.88%	01/14/38		30,000	34,978
(LIBOR USD 3-Month plus 0.38%)

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2020 / 96

Investment Grade Credit Fund

Schedule of Portfolio Investments

September 30, 2020 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Industrials (continued)
0.63%	05/05/26	[1]	$10,000	$9,297
Ingersoll-Rand Co.
9.00%	08/15/21		10,000	10,689
L3Harris Technologies, Inc.
3.85%	06/15/23		15,000	16,239
Sonoco Products Co.
3.13%	05/01/30		30,000	32,611
Sydney Airport Finance Co. Pty Ltd. (Australia)
3.63%	04/28/26	[2,4]	15,000	16,153
WRKCo, Inc.
3.00%	06/15/33		10,000	10,922
4.65%	03/15/26		15,000	17,647

				249,258

Information Technology — 0.78%
Broadcom Corp./Broadcom Cayman
Finance Ltd.
3.63%	01/15/24		20,000	21,493
Dell International LLC/EMC Corp.
4.42%	06/15/21	[2]	3,000	3,071
Fiserv, Inc.
2.65%	06/01/30		25,000	26,970
Intel Corp.
3.90%	03/25/30		20,000	24,237
NVIDIA Corp.
2.85%	04/01/30		20,000	22,526

				98,297

Insurance — 2.83%
Aon Corp.
2.80%	05/15/30		25,000	27,125
3.75%	05/02/29		10,000	11,560
Berkshire Hathaway Finance Corp.
1.85%	03/12/30		10,000	10,475
Farmers Insurance Exchange
4.75%	11/01/57	[2,3]	45,000	46,932
Marsh & McLennan Cos., Inc.
2.25%	11/15/30		30,000	31,448
Massachusetts Mutual Life Insurance Co.
3.38%	04/15/50	[2]	48,000	49,141
Metropolitan Life Global Funding I
2.95%	04/09/30	[2]	25,000	28,096
Nationwide Mutual Insurance Co.
2.54%	12/15/24	[2,3]	40,000	40,001
New York Life Insurance Co.
5.88%	05/15/33	[2]	30,000	41,342
Teachers Insurance & Annuity
Association of America
4.38%	09/15/54	[2,3]	45,000	48,037

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Insurance (continued)
Willis North America, Inc.
2.95%	09/15/29		$20,000	$21,593

				355,750

Materials — 1.09%
FMC Corp.
3.45%	10/01/29		20,000	22,359
Georgia-Pacific LLC
2.30%	04/30/30	[2]	35,000	37,153
International Flavors & Fragrances, Inc.
4.45%	09/26/28		40,000	47,006
Nutrition & Biosciences, Inc.
2.30%	11/01/30	[2]	10,000	10,097
Sherwin-Williams Co. (The)
2.30%	05/15/30		20,000	20,905

				137,520

Real Estate Investment Trust (REIT) — 6.28%
Alexandria Real Estate Equities, Inc.
3.80%	04/15/26		5,000	5,734
4.50%	07/30/29		18,000	21,722
American Campus Communities
Operating Partnership LP
3.30%	07/15/26		15,000	16,084
3.63%	11/15/27		5,000	5,299
3.75%	04/15/23		20,000	21,042
3.88%	01/30/31		110,000	120,251
American Tower Corp.
2.90%	01/15/30		10,000	10,817
3.55%	07/15/27		15,000	16,815
AvalonBay Communities, Inc. (MTN)
2.45%	01/15/31		25,000	26,790
Boston Properties LP
2.75%	10/01/26		10,000	10,678
3.25%	01/30/31		25,000	26,983
3.40%	06/21/29		10,000	10,904
CC Holdings GS V LLC/Crown Castle
GS III Corp.
3.85%	04/15/23		15,000	16,140
Crown Castle International Corp.
3.30%	07/01/30		20,000	21,907
CubeSmart LP
4.38%	02/15/29		15,000	17,624
CyrusOne LP/CyrusOne Finance Corp.
2.90%	11/15/24		15,000	15,929
3.45%	11/15/29		30,000	32,578
Essex Portfolio LP
2.65%	03/15/32		10,000	10,575
GLP Capital LP/GLP Financing II, Inc.
3.35%	09/01/24		15,000	15,255

See accompanying notes to Schedule of Portfolio Investments.

97 / Semi-Annual Report September 2020

Investment Grade Credit Fund

Schedule of Portfolio Investments

September 30, 2020 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Real Estate Investment Trust (REIT) (continued)
4.00%	01/15/31		$15,000	$15,637
5.30%	01/15/29		15,000	16,792
Healthcare Realty Trust, Inc.
3.75%	04/15/23		15,000	16,113
Healthcare Trust of America Holdings LP
2.00%	03/15/31		30,000	29,554
3.10%	02/15/30		15,000	16,273
Healthpeak Properties, Inc.
3.88%	08/15/24		20,000	22,107
4.25%	11/15/23		10,000	10,928
Hudson Pacific Properties LP
3.95%	11/01/27		25,000	26,934
Kilroy Realty LP
2.50%	11/15/32		25,000	24,533
3.05%	02/15/30		5,000	5,239
4.38%	10/01/25		15,000	16,606
Lexington Realty Trust
2.70%	09/15/30		25,000	25,542
Life Storage LP
2.20%	10/15/30		40,000	40,071
Mid-America Apartments LP
1.70%	02/15/31		20,000	19,713
SL Green Operating Partnership LP
3.25%	10/15/22		30,000	30,625
(LIBOR USD 3-Month plus 0.98%)
1.26%	08/16/21	[1]	10,000	9,931
UDR, Inc. (MTN)
4.40%	01/26/29		10,000	11,825
Ventas Realty LP
4.13%	01/15/26		10,000	11,244
4.75%	11/15/30		15,000	17,643

				790,437

Retail — 0.67%
Alimentation Couche-Tard, Inc. (Canada)
2.95%	01/25/30	[2,4]	15,000	16,198
3.80%	01/25/50	[2,4]	20,000	22,199
Dollar General Corp.
3.50%	04/03/30		20,000	22,818
Home Depot, Inc. (The)
3.90%	12/06/28		10,000	11,981
Starbucks Corp.
2.00%	03/12/27		10,000	10,590

				83,786

Services — 1.61%
Emory University, Series 2020
2.14%	09/01/30		35,000	36,726

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Services (continued)
IHS Markit Ltd. (Bermuda)
4.75%	08/01/28	[4]	$5,000	$5,957
5.00%	11/01/22	[2,4]	25,000	26,869
Massachusetts Institute of Technology
3.96%	07/01/38		25,000	31,189
Northwestern University
3.69%	12/01/38		20,000	23,256
RELX Capital, Inc.
3.00%	05/22/30		10,000	10,957
4.00%	03/18/29		20,000	23,505
Republic Services, Inc.
2.90%	07/01/26		15,000	16,617
Waste Connections, Inc. (Canada)
2.60%	02/01/30	[4]	25,000	26,964

				202,040

Transportation — 1.69%
Burlington Northern Santa Fe LLC
4.40%	03/15/42		4,000	5,035
Continental Airlines Pass-Through Trust,
Series 2007-1, Class A
5.98%	04/19/22		24,286	23,842
Delta Air Lines Pass-Through Trust,
Series 2020-1, Class AA
2.00%	06/10/28		50,000	48,590
JetBlue Airways Pass-Through Trust,
Series 2019-1, Class AA
2.75%	05/15/32		32,598	31,487
U.S. Airways Pass-Through Trust,
Series 2010-1, Class A
6.25%	04/22/23		4,190	3,781
U.S. Airways Pass-Through Trust,
Series 2011-1, Class A
7.13%	10/22/23		20,779	17,501
U.S. Airways Pass-Through Trust,
Series 2012-1, Class A
5.90%	10/01/24		49,619	46,642
Union Pacific Corp.
3.95%	09/10/28		30,000	35,530

				212,408

Water — 0.48%
American Water Capital Corp.
2.80%	05/01/30		55,000	60,367

Total Corporates
(Cost $6,577,665)				6,983,006

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2020 / 98

Investment Grade Credit Fund

Schedule of Portfolio Investments

September 30, 2020 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED — 20.08%**
Non-Agency Commercial Mortgage-Backed — 7.19%
BANK, Series 2018-BNK10, Class XA (IO)
0.88%	02/15/61	[3]	$270,618	$12,237
BANK, Series 2019-BNK16, Class A4
4.01%	02/15/52		85,000	100,856
BANK, Series 2019-BNK17, Class A4
3.71%	04/15/52		55,000	64,235
Citigroup Commercial Mortgage Trust,
Series 2013-GC15, Class XA (IO)
1.02%	09/10/46	[3]	1,302,612	27,208
Citigroup Commercial Mortgage Trust,
Series 2014-GC25, Class XA (IO)
1.14%	10/10/47	[3]	642,875	21,176
Commercial Mortgage Trust,
Series 2013-CR7, Class XA (IO)
1.37%	03/10/46	[3]	544,578	13,455
Commercial Mortgage Trust,
Series 2013-CR9, Class XA (IO)
0.14%	07/10/45	[3]	18,503,582	39,052
Commercial Mortgage Trust,
Series 2014-CR19, Class XA (IO)
1.13%	08/10/47	[3]	658,173	19,652
Commercial Mortgage Trust,
Series 2014-UBS2, Class XA (IO)
1.32%	03/10/47	[3]	1,077,232	34,010
Commercial Mortgage Trust,
Series 2014-UBS3, Class XA (IO)
1.23%	06/10/47	[3]	1,841,481	60,554
Commercial Mortgage Trust,
Series 2014-UBS5, Class XA (IO)
1.03%	09/10/47	[3,5,6]	2,174,026	57,399
Credit Suisse Mortgage Capital Trust,
Series 2016-NXSR, Class XA (IO)
0.91%	12/15/49	[3]	399,482	12,182
DBUBS Mortgage Trust,
Series 2011-LC2A, Class XA (IO)
1.15%	07/10/44	[2,3]	705,280	1,658
GS Mortgage Securities Trust,
Series 2010-C1, Class X (IO)
1.18%	08/10/43	[2,3]	7,116,680	86,202
GS Mortgage Securities Trust,
Series 2011-GC5, Class XA (IO)
1.49%	08/10/44	[2,3]	1,586,023	8,951
GS Mortgage Securities Trust,
Series 2014-GC20, Class XA (IO)
1.22%	04/10/47	[3]	1,715,762	41,353
GS Mortgage Securities Trust,
Series 2016-GS3, Class XA (IO)
1.36%	10/10/49	[3]	242,233	12,827
GS Mortgage Securities Trust,
Series 2017-GS7, Class XA (IO)
1.27%	08/10/50	[3]	98,938	5,416

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Commercial Mortgage-Backed (continued)
GS Mortgage Securities Trust,
Series 2019-GC42, Class A4
3.00%	09/01/52		$50,000	$56,177
GS Mortgage Securities Trust,
Series 2020-UPTN, Class XA (IO)
0.35%	02/10/37	[2,3]	375,000	5,336
JPMBB Commercial Mortgage Securities
Trust, Series 2015-C29, Class XA (IO)
0.83%	05/15/48	[3]	626,892	16,187
JPMDB Commercial Mortgage Securities
Trust, Series 2017-C7, Class XA (IO)
1.04%	10/15/50	[3]	270,250	12,671
JPMorgan Chase Commercial Mortgage
Securities Trust, Series 2010-C2,
Class XB (IO)
0.81%	11/15/43	[2,3]	1,397,175	3,515
JPMorgan Chase Commercial Mortgage
Securities Trust, Series 2012-LC9,
Class XA (IO)
1.64%	12/15/47	[3]	889,233	22,707
JPMorgan Chase Commercial Mortgage
Securities Trust, Series 2019-OSB,
Class A
3.40%	06/05/39	[2]	5,000	5,694
Morgan Stanley Bank of America Merrill
Lynch Trust, Series 2015-C22, Class XA (IO)
1.19%	04/15/48	[3]	729,253	24,946
Natixis Commercial Mortgage Securities
Trust, Series 2020-2PAC, Class XB (IO)
0.95%	12/15/38	[2,3]	570,000	19,546
UBS-Barclays Commercial Mortgage Trust,
Series 2012-C3, Class XB (IO)
0.31%	08/10/49	[2,3,5,6]	3,700,000	15,908
Wells Fargo Commercial Mortgage Trust,
Series 2014-LC16, Class XA (IO)
1.25%	08/15/50	[3]	361,380	11,587
Wells Fargo Commercial Mortgage Trust,
Series 2014-LC18, Class XA (IO)
1.19%	12/15/47	[3]	990,114	34,026
WF-RBS Commercial Mortgage Trust,
Series 2011-C3, Class XA (IO)
1.48%	03/15/44	[2,3]	2,507,659	10,706
WF-RBS Commercial Mortgage Trust,
Series 2012-C7, Class XA (IO)
1.47%	06/15/45	[2,3]	1,298,491	18,872
WF-RBS Commercial Mortgage Trust,
Series 2014-LC14, Class XA (IO)
1.36%	03/15/47	[3]	922,137	28,488

				904,789

See accompanying notes to Schedule of Portfolio Investments.

99 / Semi-Annual Report September 2020

Investment Grade Credit Fund

Schedule of Portfolio Investments

September 30, 2020 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed — 4.49%
Ameriquest Mortgage Securities, Inc.,
Asset-Backed Pass-Through Certificates,
Series 2005-R11, Class M3
(LIBOR USD 1-Month plus 0.50%)
0.65%	01/25/36	[1]	$100,000	$94,563
Banc of America Funding Trust,
Series 2014-R7, Class 2A1
(LIBOR USD 1-Month plus 0.14%)
0.29%	09/26/36	[1,2]	33,102	31,923
Bear Stearns ARM Trust, Series 2004-1,
Class 12A5
3.78%	04/25/34	[3]	11,269	10,930
Bombardier Capital Mortgage Securitization
Corp. Trust, Series 2000-A, Class A2
7.58%	06/15/30	[3]	19,426	5,275
Carrington Mortgage Loan Trust,
Series 2007-HE1, Class A2
(LIBOR USD 1-Month plus 0.15%)
0.30%	06/25/37	[1]	22,013	21,986
Centex Home Equity Loan Trust,
Series 2005-D, Class M4
(LIBOR USD 1-Month plus 0.61%)
0.76%	10/25/35	[1]	30,000	29,753
CIT Mortgage Loan Trust, Series 2007-1,
Class 1A
(LIBOR USD 1-Month plus 1.35%)
1.50%	10/25/37	[1,2]	10,132	10,179
Citigroup Mortgage Loan Trust, Inc.,
Series 2005-OPT1, Class M1
(LIBOR USD 1-Month plus 0.63%)
0.78%	02/25/35	[1]	51,865	50,555
Citigroup Mortgage Loan Trust, Inc.,
Series 2015-6, Class 2A1
0.72%	12/25/35	[2,3]	45,266	45,579
Conseco Finance Corp., Series 1998-4,
Class A5
6.18%	04/01/30		19,387	19,406
Countrywide Asset-Backed Certificates Trust,
Series 2007-13, Class 2A1
(LIBOR USD 1-Month plus 0.90%)
1.05%	10/25/47	[1]	28,453	27,777
GSR Mortgage Loan Trust,
Series 2005-AR6, Class 2A1
3.68%	09/25/35	[3]	17,392	17,701
HSI Asset Securitization Corp. Trust,
Series 2007-WF1, Class 1A1
(LIBOR USD 1-Month plus 0.16%)
0.31%	05/25/37	[1]	26,242	25,489
IndyMac Index Mortgage Loan Trust,
Series 2007-FLX3, Class A1
(LIBOR USD 1-Month plus 0.24%)
0.39%	06/25/37	[1]	13,384	12,886

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
JPMorgan Mortgage Trust, Series 2005-A3,
Class 2A1
3.65%	06/25/35	[3]	$11,071	$11,199
Long Beach Mortgage Loan Trust,
Series 2006-1, Class 1A
(LIBOR USD 1-Month plus 0.22%)
0.37%	02/25/36	[1]	7,552	7,363
Morgan Stanley Mortgage Loan Trust,
Series 2004-5AR, Class 3A1
3.08%	07/25/34	[3]	17,920	18,234
Morgan Stanley Resecuritization Trust,
Series 2015-R2, Class 1A1
(Federal Reserve US 12-Month Cumulative
Average plus 0.71%)
1.88%	12/27/46	[1,2]	37,513	37,498
Saxon Asset Securities Trust, Series 2007-2,
Class A2A
(LIBOR USD 1-Month plus 0.10%)
0.25%	05/25/47	[1]	85,567	72,146
Structured Asset Mortgage Investments II
Trust, Series 2004-AR1, Class 1A2
(LIBOR USD 1-Month plus 0.70%)
0.86%	03/19/34	[1]	2,366	2,253
Wells Fargo Home Equity Trust Mortgage
Pass-Through Certificates, Series 2004-1,
Class 2A1
(LIBOR USD 1-Month plus 0.30%)
0.45%	04/25/34	[1]	13,381	12,215

				564,910

U.S. Agency Commercial Mortgage-Backed — 3.40%
Fannie Mae-Aces, Series 2016-M11,
Class X2 (IO)
2.82%	07/25/39	[3]	922,373	37,223
Fannie Mae-Aces, Series 2016-M2,
Class X3 (IO)
2.06%	04/25/36	[3]	504,119	7,740
Fannie Mae-Aces, Series 2016-M4,
Class X2 (IO)
2.70%	01/25/39	[3]	681,928	46,341
Freddie Mac Multifamily Structured
Pass-Through Certificates, Series K011,
Class X3 (IO)
2.69%	12/25/43	[3]	1,067,620	4,434
Freddie Mac Multifamily Structured
Pass-Through Certificates, Series K013,
Class X3 (IO)
2.91%	01/25/43	[3]	860,000	6,584
Freddie Mac Multifamily Structured
Pass-Through Certificates, Series K015,
Class X3 (IO)
2.90%	08/25/39	[3]	350,000	7,806

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2020 / 100

Investment Grade Credit Fund

Schedule of Portfolio Investments

September 30, 2020 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Commercial Mortgage-Backed (continued)
Freddie Mac Multifamily Structured
Pass-Through Certificates, Series K020,
Class X1 (IO)
1.49%	05/25/22	[3]	$1,816,674	$31,579
Freddie Mac Multifamily Structured
Pass-Through Certificates, Series K025,
Class X1 (IO)
0.93%	10/25/22	[3]	750,271	10,113
Freddie Mac Multifamily Structured
Pass-Through Certificates, Series K049,
Class X3 (IO)
1.60%	10/25/43	[3]	250,000	16,438
Freddie Mac Multifamily Structured
Pass-Through Certificates, Series K717,
Class X3 (IO)
1.68%	11/25/42	[3]	900,000	13,954
Freddie Mac Multifamily Structured
Pass-Through Certificates, Series K722,
Class X1 (IO)
1.44%	03/25/23	[3]	2,318,985	56,442
Freddie Mac Multifamily Structured
Pass-Through Certificates, Series KAIV,
Class X2 (IO)
3.61%	06/25/41	[3]	200,000	4,647
Freddie Mac Multifamily Structured
Pass-Through Certificates, Series KC01,
Class X1 (IO)
0.81%	12/25/22	[3]	6,674,732	32,535
Freddie Mac Multifamily Structured
Pass-Through Certificates, Series KC05,
Class X1 (IO)
1.20%	06/25/27	[3]	399,405	23,578
Ginnie Mae, Series 2011-78, Class IX (IO)
0.00%	08/16/46	[3]	1,045,743	16,265
Ginnie Mae, Series 2012-112, Class IO (IO)
0.20%	02/16/53	[3]	4,819,066	49,042
Ginnie Mae, Series 2013-1, Class IO (IO)
0.56%	02/16/54	[3]	1,395,906	33,113
Ginnie Mae, Series 2013-125, Class IO (IO)
0.53%	10/16/54	[3]	1,326,406	29,130

				426,964

U.S. Agency Mortgage-Backed — 5.00%
Fannie Mae REMICS, Series 2011-116,
Class SA (IO)
(-1.00 X LIBOR USD 1-Month plus 6.55%, 6.55% Cap)
5.85%	11/25/41	[1]	181,036	27,426
Fannie Mae REMICS, Series 2012-128,
Class UA
2.50%	06/25/42		81,395	83,261
Fannie Mae REMICS, Series 2013-5,
Class GF
(LIBOR USD 1-Month plus 1.10%)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
1.25%	10/25/42	[1]	$64,491	$64,793
Freddie Mac REMICS, Series 4064,
Class TB
3.50%	06/15/42		103,000	107,978
Freddie Mac REMICS, Series 4638,
Class UF
(LIBOR USD 1-Month plus 1.00%)
1.15%	09/15/44	[1]	37,832	38,020
Freddie Mac Strips, Series 240,
Class IO (IO)
5.50%	07/15/36		266,068	53,893
Ginnie Mae, Series 2003-11, Class S (IO)
(-1.00 X LIBOR USD 1-Month plus 6.55%, 6.55% Cap)
6.40%	02/16/33	[1]	400,362	32,496
Ginnie Mae, Series 2003-110, Class S (IO)
(-1.00 X LIBOR USD 1-Month plus 6.60%, 6.60% Cap)
6.44%	10/20/33	[1]	304,932	64,959
Ginnie Mae, Series 2018-124, Class NW
3.50%	09/20/48		54,714	59,152
Ginnie Mae, Series 2018-154, Class BP
3.50%	11/20/48		17,530	17,997
Ginnie Mae, Series 2019-15, Class GT
3.50%	02/20/49		73,768	78,577

				628,552

Total Mortgage-Backed
(Cost $3,033,680)				2,525,215

MUNICIPAL BONDS — 1.65%*
California — 1.06%
Los Angeles Department of Airports,
Revenue Bonds, Port, Airport and Marina
Improvements, Series A
5.00%	05/15/36		10,000	12,329
Los Angeles Unified School District, Build
America Bonds, School Improvements,
Series RY
6.76%	07/01/34		10,000	14,795
Los Angeles Unified School District, Build
America Taxable Bonds, School
Improvements, Series KR
5.75%	07/01/34		25,000	34,939
Regents of the University of California
Medical Center Pooled Revenue, Taxable
Bonds, Health, Hospital and Nursing Home
Improvements, Series N
3.01%	05/15/50		10,000	10,815
3.26%	05/15/60		20,000	22,038
San Francisco City & County Airport
Comm-San Francisco International Airport,
Airport and Marina Improvements, Series A
5.00%	05/01/49		10,000	11,845

See accompanying notes to Schedule of Portfolio Investments.

101 / Semi-Annual Report September 2020

Investment Grade Credit Fund

Schedule of Portfolio Investments

September 30, 2020 (Unaudited)

Issues	Maturity Date	Principal Amount	Value
MUNICIPAL BONDS (continued)
California (continued)
Santa Clara Valley Transportation Authority,
Build America Bonds, Transit Improvements
5.88%	04/01/32	$20,000	$26,174

			132,935

Florida — 0.22%
County of Miami-Dade Aviation Revenue
Bonds, Airport and Marina Improvements,
Series D
3.50%	10/01/31	15,000	15,952
Greater Orlando Aviation Authority, Port,
Airport and Marina Improvements, Series A
5.00%	10/01/44	10,000	12,013

			27,965

New York — 0.14%
New York City Transitional Finance Authority
Future Tax Secured Revenue, Taxable
Bonds, Public Improvements
3.73%	08/01/29	5,000	5,715
New York State Dormitory Authority,
Revenue Bonds, School Improvements,
Series A
5.00%	03/15/47	5,000	6,070
New York State Environmental Facilities
Corp., Revenue Bonds, Water Utility
Improvements, Series B
4.00%	06/15/37	5,000	5,995

			17,780

North Carolina — 0.23%
University of North Carolina at Chapel Hill,
College and University Taxable Revenue
Bonds, Series C
3.33%	12/01/36	25,000	29,062

Total Municipal Bonds
(Cost $195,819)			207,742

U.S. TREASURY SECURITIES — 3.49%
U.S. Treasury Notes — 3.49%
U.S. Treasury Notes
0.25%	08/31/25	111,000	110,922
0.25%	09/30/25	254,000	253,752
U.S. Treasury Notes (WI)
0.63%	08/15/30	74,000	73,642

			438,316

Total U.S. Treasury Securities
(Cost $438,118)			438,316

Total Bonds – 85.51%
(Cost $10,843,662)			10,753,098

Issues	Maturity Date		Principal Amount/Shares	Value
SHORT-TERM INVESTMENTS — 13.39%
Commercial Paper — 0.16%
Ford Motor Credit Co. LLC
3.20%[7]	10/08/20	[2]	$20,000	$19,997

Money Market Funds — 2.60%
Dreyfus Government Cash Management
Fund
2.33%[8]			302,000	302,000
Fidelity Investments Money Market Funds -
Government Portfolio
1.00%[8]			24,815	24,815

				326,815

U.S. Treasury Bills — 10.63%
U.S. Treasury Bills
0.12%[7]	02/04/21		300,000	299,890
0.13%[7]	01/21/21		250,000	249,922
0.14%[7]	11/12/20		300,000	299,969
0.16%[7]	11/05/20		37,000	36,997
0.16%[7]	11/27/20		300,000	299,956
0.16%[7]	12/03/20		150,000	149,978

				1,336,712

Total Short-Term Investments
(Cost $1,683,411)				1,683,524

Total Investments – 98.90%
(Cost $12,527,073)				12,436,622

Cash and Other Assets, Less
Liabilities – 1.10%				138,646

Net Assets – 100.00%				$12,575,268

[1]	Floating rate security. The rate disclosed was in effect at September 30, 2020.
[2]

Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

[3]

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions.

[4]	U.S. dollar-denominated security issued by foreign-domiciled entity.
[5]	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
[6]	Illiquid security as determined under procedures approved by the Board of Trustees. The aggregate value of illiquid securities is $73,307, which is 0.58% of total net assets.
[7]	Represents annualized yield at date of purchase.
[8]	Represents the current yield as of September 30, 2020.
*	Securities with a call or reset feature will have an effective maturity date sooner than the stated maturity.
**	Securities backed by mortgage or consumer loans where payment is periodically made will have an effective maturity date sooner than the stated maturity date.

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2020 / 102

Investment Grade Credit Fund

Schedule of Portfolio Investments

September 30, 2020 (Unaudited)

Note: For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for more meaningful presentation for investors.

(GMTN): Global medium-term note

(IO): Interest only

(LIBOR): London InterBank Offer Rate

(MTN): Medium-term Note

(USD): U.S. dollar

(WI): When issued

Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)
FUTURES CONTRACTS: LONG POSITIONS
U.S. Treasury Five Year Note	26	12/31/20	$3,276,813	$2,342	$2,342
FUTURES CONTRACTS: SHORT POSITIONS
U.S. Treasury Ten Year Ultra Bond	12	12/21/20	(1,919,063)	(1,838)	(1,838)
U.S. Treasury Ultra Bond	2	12/21/20	(443,625)	3,185	3,185

			(2,362,688)	1,347	1,347

TOTAL FUTURES CONTRACTS			$914,125	$3,689	$3,689

See accompanying notes to Schedule of Portfolio Investments.

103 / Semi-Annual Report September 2020

Low Duration Bond Fund

Schedule of Portfolio Investments

September 30, 2020 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
BONDS – 83.64%
ASSET-BACKED SECURITIES — 6.92%**
Access Group, Inc., Series 2015-1, Class A
(LIBOR USD 1-Month plus 0.70%)
0.85%	07/25/56	[1,2]	$1,579,258	$1,545,817
AMMC CLO 19 Ltd., Series 2016-19A,
Class AR (Cayman Islands)
(LIBOR USD 3-Month plus 1.14%)
1.42%	10/16/28	[1,2,3]	2,200,000	2,182,984
Asset-Backed Securities Corp. Home Equity
Loan Trust, Series 2006-HE3, Class A5
(LIBOR USD 1-Month plus 0.27%)
0.42%	03/25/36	[1]	3,635,000	3,536,378
Barings CLO Ltd., Series 2016-2A,
Class AR (Cayman Islands)
(LIBOR USD 3-Month plus 1.08%)
1.35%	07/20/28	[1,2,3]	5,500,000	5,465,680
Barings CLO Ltd., Series 2018-3A,
Class A1 (Cayman Islands)
(LIBOR USD 3-Month plus 0.95%)
1.22%	07/20/29	[1,2,3]	3,877,000	3,840,866
Bayview Commercial Asset Trust,
Series 2005-1A, Class A1
(LIBOR USD 1-Month plus 0.45%)
0.60%	04/25/35	[1,2]	178,339	166,904
Brazos Higher Education Authority, Inc.,
Series 2011-1, Class A2
(LIBOR USD 3-Month plus 0.80%)
1.05%	02/25/30	[1]	85,469	85,673
Brazos Higher Education Authority, Inc.,
Series 2011-2, Class A3
(LIBOR USD 3-Month plus 1.00%)
1.24%	10/27/36	[1]	5,075,000	5,058,081
Education Loan Asset-Backed Trust I,
Series 2013-1, Class A2
(LIBOR USD 1-Month plus 0.80%)
0.95%	04/26/32	[1,2]	8,375,000	8,315,549
GCO Education Loan Funding Trust II,
Series 2006-2AR, Class A1RN
(LIBOR USD 1-Month plus 0.65%)
0.80%	08/27/46	[1,2]	6,930,177	6,617,132
Goal Capital Funding Trust,
Series 2006-1, Class B
(LIBOR USD 3-Month plus 0.45%)
0.70%	08/25/42	[1]	2,121,030	1,851,679
Higher Education Funding I,
Series 2014-1, Class A
(LIBOR USD 3-Month plus 1.05%)
1.30%	05/25/34	[1,2]	878,072	876,873
J.G. Wentworth XXX LLC,
Series 2013-3A, Class A
4.08%	01/17/73	[2]	3,535,005	4,062,022

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
Magnetite VII CLO Ltd., Series 2012-7A,
Class A1R2 (Cayman Islands)
(LIBOR USD 3-Month plus 0.80%)
1.08%	01/15/28	[1,2,3]	$5,590,000	$5,534,547
Navient Student Loan Trust, Series 2015-2,
Class A3
(LIBOR USD 1-Month plus 0.57%)
0.72%	11/26/40	[1]	4,781,803	4,679,580
Navient Student Loan Trust, Series 2017-2A,
Class A
(LIBOR USD 1-Month plus 1.05%)
1.20%	12/27/66	[1,2]	2,651,380	2,620,770
Nelnet Student Loan Trust, Series 2013-1A,
Class A
(LIBOR USD 1-Month plus 0.60%)
0.75%	06/25/41	[1,2]	2,311,767	2,248,537
Nelnet Student Loan Trust, Series 2014-5A,
Class A
(LIBOR USD 1-Month plus 0.55%)
0.70%	07/25/46	[1,2]	7,446,275	7,264,397
Palmer Square CLO Ltd.,
Series 2018-1A, Class A1 (Cayman Islands)
(LIBOR USD 3-Month plus 1.03%)
1.30%	04/18/31	[1,2,3]	2,375,000	2,338,520
Palmer Square Loan Funding Ltd.,
Series 2020-2A, Class A1 (Cayman Islands)
(LIBOR USD 3-Month plus 1.00%)
1.27%	04/20/28	[1,2,3]	4,915,139	4,903,337
PFS Financing Corp.,
Series 2017-D, Class A
2.40%	10/17/22	[2]	5,780,000	5,783,844
PFS Financing Corp.,
Series 2018-B, Class A
2.89%	02/15/23	[2]	7,020,000	7,083,778
PHEAA Student Loan Trust, Series 2016-1A,
Class A
(LIBOR USD 1-Month plus 1.15%)
1.30%	09/25/65	[1,2]	7,649,989	7,634,761
Recette CLO Ltd., Series 2015-1A, Class AR
(Cayman Islands)
(LIBOR USD 3-Month plus 0.92%)
1.19%	10/20/27	[1,2,3]	3,251,366	3,235,467
Riserva CLO Ltd., Series 2016-3A, Class AR
(Cayman Islands)
(LIBOR USD 3-Month plus 1.14%)
1.41%	10/18/28	[1,2,3]	6,700,000	6,658,125
SLC Student Loan Trust I, Series 2002-2,
Class B2
(28 Day Auction Rate plus 0.00%)
1.61%	07/01/42	[1,2]	3,500,000	3,091,074

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2020 / 104

Low Duration Bond Fund

Schedule of Portfolio Investments

September 30, 2020 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
SLC Student Loan Trust, Series 2007-1,
Class A4
(LIBOR USD 3-Month plus 0.06%)
0.34%	05/15/29	[1]	$3,502,324	$3,398,738
SLM Student Loan Trust, Series 2003-10A,
Class A3
(LIBOR USD 3-Month plus 0.47%)
0.72%	12/15/27	[1,2]	4,418,253	4,393,442
SLM Student Loan Trust, Series 2003-11,
Class A6
(LIBOR USD 3-Month plus 0.55%)
0.80%	12/15/25	[1,2]	2,669,540	2,659,815
SLM Student Loan Trust, Series 2006-9,
Class A5
(LIBOR USD 3-Month plus 0.10%)
0.34%	01/26/26	[1]	331,434	331,180
SLM Student Loan Trust, Series 2007-6,
Class A4
(LIBOR USD 3-Month plus 0.38%)
0.62%	10/25/24	[1]	1,748,147	1,746,776
SLM Student Loan Trust, Series 2008-1,
Class A4
(LIBOR USD 3-Month plus 0.65%)
0.89%	01/25/22	[1]	4,988,985	4,731,279
SLM Student Loan Trust, Series 2008-4,
Class A4
(LIBOR USD 3-Month plus 1.65%)
1.89%	07/25/22	[1]	4,177,175	4,120,342
SLM Student Loan Trust, Series 2008-6,
Class A4
(LIBOR USD 3-Month plus 1.10%)
1.34%	07/25/23	[1]	2,852,174	2,753,623
SLM Student Loan Trust, Series 2012-2,
Class A
(LIBOR USD 1-Month plus 0.70%)
0.85%	01/25/29	[1]	2,382,911	2,216,972
SLM Student Loan Trust, Series 2012-7,
Class A3
(LIBOR USD 1-Month plus 0.65%)
0.80%	05/26/26	[1]	9,332,119	9,128,483
SLM Student Loan Trust, Series 2013-4,
Class A
(LIBOR USD 1-Month plus 0.55%)
0.70%	06/25/43	[1]	2,844,153	2,777,221
SLM Student Loan Trust, Series 2014-1,
Class A3
(LIBOR USD 1-Month plus 0.60%)
0.75%	02/26/29	[1]	4,584,546	4,298,572

Total Asset-Backed Securities
(Cost $149,792,609)				149,238,818

Issues	Maturity Date		Principal Amount	Value
BANK LOANS — 1.35%*
Automotive — 0.03%
Panther BF Aggregator 2 LP
Term Loan B, 1st Lien
(LIBOR plus 3.50%)
3.65%	04/30/26	[1]	$594,000	$580,264

Communications — 0.64%
CenturyLink, Inc.,
Term Loan A, 1st Lien
(LIBOR plus 2.00%)
2.15%	01/31/25	[1]	577,500	562,101
CenturyLink, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 2.25%)
2.40%	03/15/27	[1]	893,250	860,155
Charter Communications Operating LLC,
Term Loan B2, 1st Lien
(LIBOR plus 1.75%)
1.90%	02/01/27	[1]	248,120	242,913
CSC Holdings LLC,
Term Loan B, 1st Lien
(LIBOR plus 2.25%)
2.40%	01/15/26	[1]	1,182,000	1,145,553
Frontier Communications Corp.,
Term Loan B, 1st Lien
(PRIME plus 2.75%)
6.00%	06/17/24	[1]	2,191,304	2,162,390
Intelsat Jackson Holdings SA,
Term Loan B4, 1st Lien (Luxembourg)
(PRIME plus 5.50%)
8.75%	01/02/24	[1,3]	488,919	494,495
Intelsat Jackson Holdings SA,
Term Loan B5, 1st Lien (Luxembourg)
8.63%	01/02/24	[1,3]	4,252,054	4,311,412
Intelsat Jackson Holdings,
Delayed-Draw Term Loan, 1st Lien
(Luxembourg)
(LIBOR plus 5.50%)
6.50%	07/14/21	[1,3,4]	510,971	521,403
Level 3 Parent LLC,
Term Loan B, 1st Lien
(LIBOR plus 1.75%)
1.90%	03/01/27	[1]	1,250,000	1,213,281
T-Mobile USA, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 3.00%)
3.15%	04/01/27	[1]	1,461,338	1,461,988
Zayo Group Holdings, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 3.00%)
3.15%	03/09/27	[1]	796,000	774,253

				13,749,944

See accompanying notes to Schedule of Portfolio Investments.

105 / Semi-Annual Report September 2020

Low Duration Bond Fund

Schedule of Portfolio Investments

September 30, 2020 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
BANK LOANS (continued)
Electric — 0.01%
Vistra Operations Co., LLC,
Term Loan B3, 1st Lien
(LIBOR plus 1.75%)
1.90%	12/31/25	[1]	$199,798	$197,188
1.90%	12/31/25	[1]	48,148	47,519

				244,707

Finance — 0.17%
Delos Finance SARL,
Term Loan B, 1st Lien
(LIBOR plus 1.75%)
1.97%	10/06/23	[1]	3,700,655	3,626,179

Food — 0.03%
Hostess Brands LLC,
Term Loan, 1st Lien
(LIBOR plus 2.25%)
3.00%	08/03/25	[1]	645,113	636,242

Health Care — 0.20%
Change Healthcare Holdings LLC,
Term Loan B, 1st Lien
(LIBOR plus 2.50%)
3.50%	03/01/24	[1]	986,871	967,676
Elanco Animal Health, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 1.75%)
1.91%	08/01/27	[1]	2,441,520	2,376,661
Grifols Worldwide Operations USA, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 2.00%)
2.10%	11/15/27	[1]	248,125	243,531
MPH Acquisition Holdings LLC,
Term Loan B, 1st Lien
(LIBOR plus 2.75%)
3.75%	06/07/23	[1]	250,000	246,474
Valeant Pharmaceuticals International, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 3.00%)
3.15%	06/02/25	[1]	612,990	602,008

				4,436,350

Industrials — 0.08%
Berry Plastics Group, Inc.,
Term Loan Y, 1st Lien
(LIBOR plus 2.00%)
2.16%	07/01/26	[1]	1,336,847	1,301,093
TransDigm, Inc.,
Term Loan E, 1st Lien
(LIBOR plus 2.25%)
2.40%	05/30/25	[1]	397,000	376,060

				1,677,153

Issues	Maturity Date		Principal Amount	Value
BANK LOANS (continued)
Information Technology — 0.11%
Broadcom, Inc.,
Delayed-Draw Term Loan A3
(LIBOR plus 1.13%)
1.28%	11/04/22	[1]	$777,218	$777,218
IQVIA, Inc.,
Term Loan B1, 1st Lien
(LIBOR plus 1.75%)
1.90%	03/07/24	[1]	450,337	444,876
IQVIA, Inc.,
Term Loan B3, 1st Lien
(LIBOR plus 1.75%)
1.97%	06/11/25	[1]	736,846	728,557
SS&C Technologies, Inc.,
Term Loan B3, 1st Lien
(LIBOR plus 1.75%)
1.90%	04/16/25	[1]	259,915	252,443
SS&C Technologies, Inc.,
Term Loan B4, 1st Lien
(LIBOR plus 1.75%)
1.90%	04/16/25	[1]	182,609	177,359

				2,380,453

Real Estate Investment Trust (REIT) — 0.01%
VICI Properties 1 LLC,
Term Loan B, 1st Lien
(LIBOR plus 1.75%)
1.91%	12/20/24	[1]	250,000	242,259

Services — 0.06%
GFL Environmental, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 3.00%)
4.00%	05/30/25	[1]	1,359,461	1,355,553

Transportation — 0.01%
American Airlines, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 1.75%)
1.90%	01/29/27	[1]	250,000	184,506

Total Bank Loans
(Cost $28,566,509)				29,113,610

CORPORATES — 26.19%*
Banking — 3.09%
Bank of America Corp.
2.74%	01/23/22	[5]	9,705,000	9,774,210
3.00%	12/20/23	[5]	2,801,000	2,942,379
Bank of America N.A.
3.34%	01/25/23	[5]	1,015,000	1,054,732
HSBC Holdings PLC (United Kingdom)
3.95%	05/18/24	[3,5]	10,065,000	10,770,520
Lloyds Bank PLC (United Kingdom)
6.38%	01/21/21	[3]	2,000,000	2,037,157

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2020 / 106

Low Duration Bond Fund

Schedule of Portfolio Investments

September 30, 2020 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Banking (continued)
Lloyds Banking Group PLC
(United Kingdom)
2.86%	03/17/23	[3,5]	$3,475,000	$3,573,339
3.87%	07/09/25	[3,5]	3,700,000	4,031,966
Santander UK Group Holdings PLC
(United Kingdom)
2.88%	08/05/21	[3]	13,000,000	13,260,775
3.37%	01/05/24	[3,5]	1,000,000	1,045,662
Santander UK PLC (United Kingdom)
2.50%	01/05/21	[3]	2,250,000	2,262,823
Wells Fargo & Co. (MTN)
2.39%	06/02/28	[5]	2,000,000	2,089,776
3.75%	01/24/24		7,935,000	8,633,148
Wells Fargo Bank N.A. (BKNT)
2.08%	09/09/22	[5]	5,105,000	5,176,544

				66,653,031

Communications — 1.82%
AT&T, Inc.
2.30%	06/01/27		1,600,000	1,682,981
3.88%	01/15/26		1,400,000	1,588,570
4.30%	02/15/30		4,400,000	5,219,864
(LIBOR USD 3-Month plus 1.18%)
1.43%	06/12/24	[1]	475,000	484,818
Charter Communications Operating LLC/
Charter Communications Operating Capital
4.50%	02/01/24		1,720,000	1,908,329
4.91%	07/23/25		2,200,000	2,543,244
Cox Communications, Inc.
7.63%	06/15/25		900,000	1,131,947
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint
Spectrum Co. III LLC
3.36%	09/20/21	[2]	4,475,000	4,524,762
4.74%	03/20/25	[2]	4,650,000	5,042,344
5.15%	03/20/28	[2]	3,675,000	4,338,797
T-Mobile USA, Inc.
3.88%	04/15/30	[2]	3,810,000	4,327,665
ViacomCBS, Inc.
3.70%	08/15/24		2,095,000	2,299,309
Vodafone Group PLC (United Kingdom)
3.75%	01/16/24	[3]	668,000	729,937
4.13%	05/30/25	[3]	3,000,000	3,421,282

				39,243,849

Consumer Discretionary — 0.66%
Anheuser-Busch InBev Worldwide, Inc.
3.50%	06/01/30		4,770,000	5,440,223
BAT Capital Corp.
2.76%	08/15/22		8,530,000	8,844,824

				14,285,047

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Electric — 2.46%
American Electric Power Co., Inc., Series I
3.65%	12/01/21		$5,000,000	$5,180,790
Black Hills Corp.
4.25%	11/30/23		4,050,000	4,442,960
Dominion Energy, Inc.
2.45%	01/15/23	[2]	5,000,000	5,212,621
Dominion Energy, Inc., Series A
3.30%	03/15/25		4,600,000	5,078,936
Duquesne Light Holdings, Inc.
5.90%	12/01/21	[2]	5,000,000	5,254,679
Evergy Metro, Inc.
3.65%	08/15/25		1,613,000	1,822,736
NextEra Energy Capital Holdings, Inc.
(LIBOR USD 3-Month plus 0.48%)
0.73%	05/04/21	[1]	10,650,000	10,674,898
(LIBOR USD 3-Month plus 0.55%)
0.81%	08/28/21	[1]	3,412,000	3,413,347
Pennsylvania Electric Co.
4.15%	04/15/25	[2]	500,000	550,437
PNM Resources, Inc.
3.25%	03/09/21		10,732,000	10,855,213
Tucson Electric Power Co.
3.85%	03/15/23		530,000	563,423

				53,050,040

Energy — 2.00%
BP Capital Markets America, Inc.
3.63%	04/06/30		3,810,000	4,381,151
Energy Transfer Operating LP
4.05%	03/15/25		2,610,000	2,751,071
4.90%	02/01/24		4,292,000	4,633,910
NGPL PipeCo LLC
4.38%	08/15/22	[2]	5,249,000	5,452,089
Petroleos Mexicanos (Mexico)
5.35%	02/12/28	[3]	6,470,000	5,582,316
6.50%	01/23/29	[3]	955,000	859,452
Plains All American Pipeline LP/PAA
Finance Corp.
4.50%	12/15/26		5,422,000	5,781,286
Ruby Pipeline LLC
7.75%	04/01/22	[2]	2,669,318	2,246,231
Sabine Pass Liquefaction LLC
5.75%	05/15/24		3,715,000	4,200,730
Sunoco Logistics Partners Operations LP
4.25%	04/01/24		2,000,000	2,101,027
TC PipeLines LP
4.65%	06/15/21		4,900,000	5,031,640

				43,020,903

See accompanying notes to Schedule of Portfolio Investments.

107 / Semi-Annual Report September 2020

Low Duration Bond Fund

Schedule of Portfolio Investments

September 30, 2020 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Finance — 4.97%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust
(Ireland)
3.95%	02/01/22	[3]	$1,935,000	$1,959,991
4.88%	01/16/24	[3]	718,000	741,719
5.00%	10/01/21	[3]	1,000,000	1,031,078
Air Lease Corp.
3.50%	01/15/22		4,170,000	4,278,898
Avolon Holdings Funding Ltd.
(Cayman Islands)
3.63%	05/01/22	[2,3]	2,860,000	2,811,863
5.25%	05/15/24	[2,3]	170,000	170,560
Citigroup, Inc.
3.35%	04/24/25	[5]	8,620,000	9,334,066
Daimler Finance North America LLC
(LIBOR USD 3-Month plus 0.90%)
1.18%	02/15/22	[1,2]	8,195,000	8,226,050
Ford Motor Credit Co. LLC
3.20%	01/15/21		5,000,000	4,998,813
3.22%	01/09/22		503,000	504,232
5.60%	01/07/22		1,662,000	1,703,550
5.75%	02/01/21		5,241,000	5,286,859
(LIBOR USD 3-Month plus 0.81%)
1.04%	04/05/21	[1]	1,205,000	1,188,116
(LIBOR USD 3-Month plus 0.88%)
1.15%	10/12/21	[1]	2,500,000	2,402,259
(LIBOR USD 3-Month plus 1.08%)
1.33%	08/03/22	[1]	2,700,000	2,559,600
GE Capital Funding LLC
4.40%	05/15/30	[2]	5,810,000	6,251,453
General Motors Financial Co., Inc.
4.20%	03/01/21		3,000,000	3,035,849
4.20%	11/06/21		7,405,000	7,643,493
4.38%	09/25/21		4,000,000	4,127,479
Goldman Sachs Group, Inc. (The)
2.63%	04/25/21		1,880,000	1,900,342
2.88%	10/31/22	[5]	726,000	743,798
2.91%	07/24/23	[5]	6,814,000	7,082,775
Intercontinental Exchange, Inc.
(LIBOR USD 3-Month plus 0.65%)
0.90%	06/15/23	[1]	9,150,000	9,207,240
Morgan Stanley (GMTN)
5.50%	07/28/21		5,260,000	5,482,022
Nationwide Building Society
(United Kingdom)
3.62%	04/26/23	[2,3,5]	7,715,000	8,019,677

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Finance (continued)
Park Aerospace Holdings Ltd.
(Cayman Islands)
3.63%	03/15/21	[2,3]	$860,000	$853,158
4.50%	03/15/23	[2,3]	2,070,000	2,052,441
5.25%	08/15/22	[2,3]	3,605,000	3,621,179

				107,218,560

Food — 1.39%
Conagra Brands, Inc.
(LIBOR USD 3-Month plus 0.50%)
0.77%	10/09/20	[1]	8,203,000	8,203,762
Kraft Heinz Foods Co.
3.50%	06/06/22		1,445,000	1,520,664
3.95%	07/15/25		3,795,000	4,122,056
4.00%	06/15/23		11,326,000	12,140,141
Smithfield Foods, Inc.
3.35%	02/01/22	[2]	3,946,000	4,007,952

				29,994,575

Health Care — 4.46%
AbbVie, Inc.
3.25%	10/01/22	[2]	1,500,000	1,568,594
3.45%	03/15/22	[2]	3,000,000	3,112,674
3.80%	03/15/25	[2]	4,615,000	5,148,461
3.85%	06/15/24	[2]	2,500,000	2,742,021
Aetna, Inc.
3.50%	11/15/24		3,136,000	3,441,492
Amgen, Inc.
2.65%	05/11/22		671,000	694,010
Anthem, Inc.
3.70%	08/15/21		1,478,000	1,508,151
Bausch Health Cos., Inc. (Canada)
7.00%	03/15/24	[2,3]	5,000,000	5,180,000
Bayer U.S. Finance II LLC
2.20%	07/15/22	[2]	1,455,000	1,473,457
2.75%	07/15/21	[2]	635,000	645,604
2.85%	04/15/25	[2]	2,300,000	2,412,657
3.50%	06/25/21	[2]	1,825,000	1,861,426
3.88%	12/15/23	[2]	5,540,000	6,057,375
4.25%	12/15/25	[2]	1,000,000	1,145,933
Boston Scientific Corp.
1.90%	06/01/25		2,500,000	2,612,193
Bristol Myers Squibb Co.
(LIBOR USD 3-Month plus 0.20%)
0.48%	11/16/20	[1]	4,100,000	4,100,742
Cigna Corp.
3.75%	07/15/23		3,988,000	4,316,995

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2020 / 108

Low Duration Bond Fund

Schedule of Portfolio Investments

September 30, 2020 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Health Care (continued)
Cigna Corp., Series WI
(LIBOR USD 3-Month plus 0.65%)
0.90%	09/17/21	[1]	$3,410,000	$3,410,696
CVS Health Corp.
2.88%	06/01/26		4,330,000	4,697,957
4.10%	03/25/25		961,000	1,085,526
Elanco Animal Health, Inc.
4.91%	08/27/21		2,500,000	2,571,875
Gilead Sciences, Inc.
(LIBOR USD 3-Month plus 0.52%)
0.74%	09/29/23	[1]	6,500,000	6,508,672
HCA, Inc.
5.00%	03/15/24		4,665,000	5,226,336
Humana, Inc.
2.50%	12/15/20		5,675,000	5,698,608
3.15%	12/01/22		2,000,000	2,100,326
3.85%	10/01/24		3,990,000	4,414,698
Royalty Pharma PLC (United Kingdom)
0.75%	09/02/23	[2,3]	5,275,000	5,269,519
Shire Acquisitions Investments Ireland DAC (Ireland)
2.40%	09/23/21	[3]	1,374,000	1,399,071
Tenet Healthcare Corp.
4.63%	09/01/24	[2]	3,000,000	3,023,032
Zimmer Biomet Holdings, Inc.
(LIBOR USD 3-Month plus 0.75%)
0.98%	03/19/21	[1]	2,685,000	2,685,483

				96,113,584

Industrials — 1.46%
BAE Systems Holdings, Inc.
2.85%	12/15/20	[2]	1,070,000	1,072,984
Bemis Co., Inc.
4.50%	10/15/21		6,947,000	7,145,816
General Electric Co. (MTN)
2.00%	02/15/21		7,000,000	7,001,529
(LIBOR USD 3-Month plus 0.38%)
0.63%	05/05/26	[1]	7,674,000	7,134,185
(LIBOR USD 3-Month plus 0.48%)
0.76%	08/15/36	[1]	2,182,000	1,488,346
General Electric Co., Series NOTZ
(LIBOR USD 3-Month plus 1.00%)
1.28%	04/15/23	[1]	4,936,000	4,908,533
Ingersoll-Rand Co.
9.00%	08/15/21		1,100,000	1,175,832
L3Harris Technologies, Inc.
2.46%	02/15/21		1,525,000	1,532,590

				31,459,815

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Information Technology — 0.18%
Dell International LLC/EMC Corp.
4.42%	06/15/21	[2]	$2,004,000	$2,051,615
NXP BV/NXP Funding LLC (Netherlands)
4.63%	06/01/23	[2,3]	1,590,000	1,740,235

				3,791,850

Insurance — 0.33%
Metropolitan Life Global Funding I
3.38%	01/11/22	[2]	1,550,000	1,609,098
Nationwide Mutual Insurance Co.
2.54%	12/15/24	[2,5]	5,550,000	5,550,154

				7,159,252

Materials — 0.07%
Nutrition & Biosciences, Inc.
0.70%	09/15/22	[2]	1,490,000	1,492,889

Real Estate Investment Trust (REIT) — 2.43%
American Campus Communities
Operating Partnership LP
3.75%	04/15/23		7,374,000	7,758,029
Boston Properties LP
4.13%	05/15/21		1,495,000	1,509,481
CyrusOne LP/CyrusOne Finance Corp.
2.90%	11/15/24		6,440,000	6,838,861
Digital Realty Trust LP
2.75%	02/01/23		1,030,000	1,078,178
Essex Portfolio LP
5.20%	03/15/21		1,405,000	1,417,365
GLP Capital LP/GLP Financing II, Inc.
5.38%	11/01/23		7,673,000	8,183,064
Healthcare Realty Trust, Inc.
3.75%	04/15/23		5,000,000	5,370,849
Healthpeak Properties, Inc.
4.25%	11/15/23		166,000	181,399
Highwoods Realty LP
3.20%	06/15/21		943,000	952,095
Kilroy Realty LP
3.45%	12/15/24		1,558,000	1,649,811
Kimco Realty Corp.
3.40%	11/01/22		4,000,000	4,208,022
Realty Income Corp.
3.25%	10/15/22		3,000,000	3,148,727
SL Green Operating Partnership LP
(LIBOR USD 3-Month plus 0.98%)
1.26%	08/16/21	[1]	7,450,000	7,398,421
WEA Finance LLC/Westfield UK & Europe Finance PLC
3.25%	10/05/20	[2]	2,800,000	2,800,167

				52,494,469

See accompanying notes to Schedule of Portfolio Investments.

109 / Semi-Annual Report September 2020

Low Duration Bond Fund

Schedule of Portfolio Investments

September 30, 2020 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Retail — 0.11%
Alimentation Couche-Tard, Inc. (Canada)
3.55%	07/26/27	[2,3]	$2,175,000	$2,405,519

Services — 0.46%
IHS Markit Ltd. (Bermuda)
3.63%	05/01/24	[3]	2,090,000	2,262,352
5.00%	11/01/22	[2,3]	7,046,000	7,572,818

				9,835,170

Transportation — 0.30%
America West Airlines Pass-Through Trust,
Series 2001-1, Class G
7.10%	04/02/21		49,495	48,506
American Airlines Pass-Through Trust,
Series 2011-1, Class A
5.25%	01/31/21		584,815	529,258
American Airlines Pass-Through Trust,
Series 2013-2, Class A
4.95%	01/15/23		894,039	768,555
Aviation Capital Group LLC
(LIBOR USD 3-Month plus 0.95%)
1.20%	06/01/21	[1,2]	2,135,000	2,089,108
Continental Airlines Pass-Through Trust,
Series 2000-2, Class A
7.71%	04/02/21		199,196	201,971
Delta Air Lines Pass-Through Trust,
Series 2020-1, Class AA
2.00%	06/10/28		1,570,000	1,525,722
Northwest Airlines Pass-Through Trust,
Series 2001-1, Class A1
7.04%	04/01/22		1,268,763	1,237,508

				6,400,628

Total Corporates
(Cost $551,398,017)				564,619,181

MORTGAGE-BACKED — 30.38%**
Non-Agency Commercial Mortgage-Backed — 6.29%
Benchmark Mortgage Trust,
Series 2018-B4, Class A1
3.13%	07/15/51		9,640	9,636
BX Commercial Mortgage Trust,
Series 2018-IND, Class A
(LIBOR USD 1-Month plus 0.75%)
0.90%	11/15/35	[1,2]	1,593,563	1,596,461
BX Commercial Mortgage Trust,
Series 2020-BXLP, Class A
(LIBOR USD 1-Month plus 0.80%)
0.95%	12/15/36	[1,2]	5,424,036	5,431,163

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Commercial Mortgage-Backed (continued)
CFCRE Commercial Mortgage Trust,
Series 2016-C4, Class ASB
3.09%	05/10/58		$3,393,000	$3,609,663
Commercial Mortgage Trust,
Series 2013-CR7, Class XA (IO)
1.37%	03/10/46	[5]	26,383,789	651,864
Commercial Mortgage Trust,
Series 2013-LC6, Class ASB
2.48%	01/10/46		5,453,774	5,550,905
Commercial Mortgage Trust,
Series 2014-CR15, Class ASB
3.60%	02/10/47		4,404,322	4,618,105
Commercial Mortgage Trust,
Series 2016-DC2, Class ASB
3.55%	02/10/49		255,000	273,292
DBRR Trust,
Series 2011-LC2, Class A4A
4.54%	07/12/44	[2,5]	7,871,612	7,930,631
DBUBS Mortgage Trust,
Series 2011-LC2A, Class A4
4.54%	07/10/44	[2]	7,060,743	7,145,227
Eleven Madison Mortgage Trust,
Series 2015-11MD, Class A
3.67%	09/10/35	[2,5]	3,600,000	3,911,481
GE Business Loan Trust, Series 2007-1A,
Class A
(LIBOR USD 1-Month plus 0.17%)
0.32%	04/15/35	[1,2]	458,057	458,057
GRACE Mortgage Trust,
Series 2014-GRCE, Class A
3.37%	06/10/28	[2]	4,400,000	4,425,753
GS Mortgage Securities Corp. II,
Series 2018-GS10, Class A1
3.20%	07/10/51		5,130,970	5,286,364
GS Mortgage Securities Trust,
Series 2011-GC5, Class A3
3.82%	08/10/44		4,209,899	4,238,310
Irvine Core Office Trust,
Series 2013-IRV, Class A1
2.07%	05/15/48	[2]	8,210,558	8,295,525
JPMorgan Chase Commercial Mortgage
Securities Trust, Series 2011-C5,
Class A3
4.17%	08/15/46		1,269,556	1,295,313
JPMorgan Chase Commercial Mortgage
Securities Trust, Series 2012-C6,
Class ASB
3.14%	05/15/45		6,743,850	6,890,787
JPMorgan Chase Commercial Mortgage
Securities Trust, Series 2012-C8, Class ASB
2.38%	10/15/45		3,197,960	3,255,886

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2020 / 110

Low Duration Bond Fund

Schedule of Portfolio Investments

September 30, 2020 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Commercial Mortgage-Backed (continued)
JPMorgan Chase Commercial Mortgage
Securities Trust, Series 2013-LC11,
Class XA (IO)
1.39%	04/15/46	[5]	$30,752,313	$794,257
Morgan Stanley Bank of America Merrill
Lynch Trust, Series 2013-C12, Class XA (IO)
0.75%	10/15/46	[5]	48,434,121	728,148
Morgan Stanley Bank of America Merrill
Lynch Trust, Series 2015-C21, Class XA (IO)
1.02%	03/15/48	[5]	35,985,362	1,064,821
Morgan Stanley Capital I Trust,
Series 2011-C1, Class A4
5.03%	09/15/47	[2,5]	471,017	473,342
Morgan Stanley Capital I Trust,
Series 2011-C3, Class A4
4.12%	07/15/49		4,130,329	4,160,091
One Lincoln Street Commercial Mortgage,
Series 2004-C3, Class A1
5.72%	10/15/30	[2,5]	7,523,837	8,357,955
UBS Commercial Mortgage Trust,
Series 2018-C11, Class A1
3.21%	06/15/51		1,536,481	1,568,863
UBS Commercial Mortgage Trust,
Series 2019-C16, Class A1
2.74%	04/15/52		8,077,166	8,311,180
VNDO Mortgage Trust, Series 2013-PENN,
Class A
3.81%	12/13/29	[2]	10,104,000	10,097,621
Wells Fargo Commercial Mortgage Trust,
Series 2014-LC16, Class A4
3.55%	08/15/50		9,543,249	10,174,567
Wells Fargo Commercial Mortgage Trust,
Series 2016-C36, Class A2
2.50%	11/15/59		3,945,000	3,985,842
Wells Fargo Commercial Mortgage Trust,
Series 2016-LC24, Class A2
2.50%	10/15/49		3,995,444	4,018,443
Wells Fargo Re-REMIC Trust,
Series 2011-RR1, Class 1B
4.85%	09/17/47	[2,5]	4,499,999	4,518,457
WF-RBS Commercial Mortgage Trust,
Series 2011-C2, Class A4
4.87%	02/15/44	[2,5]	2,497,644	2,512,711

				135,640,721

Non-Agency Mortgage-Backed — 8.56%
Accredited Mortgage Loan Trust,
Series 2007-1, Class A4
(LIBOR USD 1-Month plus 0.22%)
0.37%	02/25/37	[1]	9,195,746	9,066,321

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Aegis Asset-Backed Securities Trust,
Series 2005-5, Class 2A
(LIBOR USD 1-Month plus 0.25%)
0.40%	12/25/35	[1]	$2,171,223	$2,168,528
Ameriquest Mortgage Securities, Inc.,
Asset-Backed Pass-Through Certificates,
Series 2005-R1, Class M3
(LIBOR USD 1-Month plus 0.80%)
0.94%	03/25/35	[1]	7,258,328	7,230,743
Amresco Residential Securities Corp.
Mortgage Loan Trust, Series 1998-1,
Class A5 (STEP-reset date 11/25/20)
6.47%	10/25/27		7,166	7,310
Banc of America Alternative Loan Trust,
Series 2003-8, Class 1CB1
5.50%	10/25/33		6,320,450	6,497,439
Banc of America Funding Trust,
Series 2015-R2, Class 9A1
(LIBOR USD 1-Month plus 0.22%)
0.36%	03/27/36	[1,2]	1,306,944	1,312,625
Banc of America Funding Trust,
Series 2015-R4, Class 3A1
(LIBOR USD 1-Month plus 0.14%)
0.29%	07/27/36	[1,2]	2,615,911	2,590,516
Banc of America Funding Trust,
Series 2016-R1, Class A1
2.50%	03/25/40	[2,5]	4,960,734	5,009,486
BCAP LLC Trust, Series 2008-IND2,
Class A1
(LIBOR USD 1-Month plus 1.65%)
1.80%	04/25/38	[1]	1,929,016	1,936,177
BCAP LLC Trust, Series 2013-RR5,
Class 2A1
3.34%	03/26/37	[2,5]	1,860,593	1,875,144
Bear Stearns ALT-A Trust, Series 2005-2,
Class 1M1
(LIBOR USD 1-Month plus 0.75%)
0.90%	03/25/35	[1]	6,579,201	6,534,809
Bear Stearns ARM Trust, Series 2004-3,
Class 4A
3.29%	07/25/34	[5]	548,164	560,783
BNC Mortgage Loan Trust,
Series 2007-1, Class A4
(LIBOR USD 1-Month plus 0.16%)
0.31%	03/25/37	[1]	6,661,195	6,362,151
Chase Mortgage Finance Trust,
Series 2007-A1, Class 8A1
3.39%	02/25/37	[5]	5,171,925	5,202,513
Chase Mortgage Finance Trust,
Series 2007-A2, Class 2A3
3.53%	06/25/35	[5]	1,047,082	1,042,653

See accompanying notes to Schedule of Portfolio Investments.

111 / Semi-Annual Report September 2020

Low Duration Bond Fund

Schedule of Portfolio Investments

September 30, 2020 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Chevy Chase Mortgage Funding LLC,
Mortgage-Backed Certificates,
Series 2005-2A, Class A1
(LIBOR USD 1-Month plus 0.18%)
0.33%	05/25/36	[1,2]	$611,189	$558,631
CIM Trust, Series 2018-R6, Class A1
(LIBOR USD 1-Month plus 1.08%)
1.23%	09/25/58	[1,2]	8,182,969	8,051,511
Citigroup Mortgage Loan Trust, Inc.,
Series 2004-HYB1, Class A41
2.92%	02/25/34	[5]	28,843	28,782
Citigroup Mortgage Loan Trust, Inc.,
Series 2007-WFH4, Class A2C
(LIBOR USD 1-Month plus 1.30%)
1.45%	07/25/37	[1]	82,498	74,317
Countrywide Home Loan Mortgage
Pass-Through Trust, Series 2004-14,
Class 4A1
2.66%	08/25/34	[5]	11,332	10,778
Credit Suisse First Boston Mortgage
Securities Corp., Series 2004-AR1,
Class 5A1
3.17%	02/25/34	[5]	1,147,919	1,175,879
Credit Suisse Mortgage Capital Trust,
Series 2018-RPL8, Class A1
4.13%	07/25/58	[2,5]	3,695,479	3,688,500
Credit-Based Asset Servicing and
Securitization LLC, Series 2005-CB4,
Class M2
(LIBOR USD 1-Month plus 0.45%)
0.60%	07/25/35	[1]	1,894,386	1,888,505
Credit-Based Asset Servicing and
Securitization LLC, Series 2007-CB5,
Class A1
(LIBOR USD 1-Month plus 0.06%)
0.21%	04/25/37	[1]	2,545,083	1,863,602
DSLA Mortgage Loan Trust,
Series 2005-AR2, Class 2A1A
(LIBOR USD 1-Month plus 0.21%)
0.37%	03/19/45	[1]	613,604	579,785
Encore Credit Receivables Trust,
Series 2005-2, Class M2
(LIBOR USD 1-Month plus 0.69%)
0.84%	11/25/35	[1]	557,275	564,431
First Franklin Mortgage Loan Trust,
Series 2004-FF5, Class A3C
(LIBOR USD 1-Month plus 1.00%)
1.15%	08/25/34	[1]	609,968	616,637

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
First Franklin Mortgage Loan Trust,
Series 2006-FF5, Class 2A5 (PO)
0.00%	04/25/36	[6]	$8,040,000	$7,854,354
First Horizon Alternative Mortgage Securities
Trust, Series 2004-AA3, Class A1
2.47%	09/25/34	[5]	3,285	3,207
GMACM Home Equity Loan Trust,
Series 2000-HE2, Class A1
(LIBOR USD 1-Month plus 0.44%)
0.61%	06/25/30	[1]	108,517	88,089
GSAMP Trust, Series 2006-NC1, Class A3
(LIBOR USD 1-Month plus 0.29%)
0.44%	02/25/36	[1]	5,257,643	5,110,541
GSR Mortgage Loan Trust,
Series 2005-AR7, Class 2A1
3.83%	11/25/35	[5]	266,924	267,631
HSI Asset Securitization Corp. Trust,
Series 2005-NC1, Class M1
(LIBOR USD 1-Month plus 0.77%)
0.91%	07/25/35	[1]	138,028	178,378
Impac CMB Trust, Series 2005-5,
Class A1
(LIBOR USD 1-Month plus 0.64%)
0.79%	08/25/35	[1]	1,962,519	1,863,113
IndyMac Index Mortgage Loan Trust,
Series 2004-AR12, Class A1
(LIBOR USD 1-Month plus 0.78%)
0.93%	12/25/34	[1]	228,326	188,362
IndyMac Index Mortgage Loan Trust,
Series 2004-AR8, Class 2A2A
(LIBOR USD 1-Month plus 0.80%)
0.95%	11/25/34	[1]	731,152	681,103
IndyMac Manufactured Housing Contract
Pass-Through Certificates, Series 1998-1,
Class A4
6.49%	09/25/28		390,919	397,272
JPMorgan Mortgage Acquisition Trust,
Series 2005-FRE1, Class A2F3
(STEP-reset date 11/25/20)
3.13%	10/25/35		13,971	13,947
JPMorgan Mortgage Acquisition Trust,
Series 2007-CH2, Class AV5
(LIBOR USD 1-Month plus 0.26%)
0.41%	01/25/37	[1]	6,497,971	6,458,075
JPMorgan Mortgage Acquisition Trust,
Series 2007-HE1, Class AV4
(LIBOR USD 1-Month plus 0.28%)
0.43%	03/25/47	[1]	50,000	39,008
JPMorgan Mortgage Trust, Series 2007-A1,
Class 1A1
3.22%	07/25/35	[5]	750,563	759,012

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2020 / 112

Low Duration Bond Fund

Schedule of Portfolio Investments

September 30, 2020 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
JPMorgan Mortgage Trust, Series 2007-A1,
Class 5A2
3.60%	07/25/35	[5]	$172,130	$169,299
Lehman ABS Manufactured Housing
Contract Trust, Series 2001-B, Class AIOC
(IO)
0.55%	04/15/40	[5,7,8]	88,822,253	1,531,509
Long Beach Mortgage Loan Trust,
Series 2005-WL3, Class M1
(LIBOR USD 1-Month plus 0.65%)
0.79%	11/25/35	[1]	5,375,504	5,311,966
MASTR Adjustable Rate Mortgages Trust,
Series 2003-6, Class 4A2
3.93%	01/25/34	[5]	6,728	6,897
MASTR Adjustable Rate Mortgages Trust,
Series 2004-13, Class 3A1
3.23%	11/21/34	[5]	596,059	602,901
MASTR Adjustable Rate Mortgages Trust,
Series 2004-3, Class 3A3
3.16%	04/25/34	[5]	75,726	76,435
MASTR Adjustable Rate Mortgages Trust,
Series 2004-5, Class 3A1
4.13%	06/25/34	[5]	30,451	31,814
MASTR Alternative Loan Trust,
Series 2003-1, Class 1A1
6.25%	12/25/32		1,670,619	1,757,545
MASTR Alternative Loan Trust,
Series 2003-5, Class 4A1
5.50%	07/25/33		3,029,311	3,269,186
MASTR Alternative Loan Trust,
Series 2003-9, Class 4A1
5.25%	11/25/33		3,310,780	3,426,932
MASTR Alternative Loan Trust,
Series 2004-7, Class 1A1
5.50%	07/25/34		3,059,537	3,300,510
MASTR Seasoned Securitization Trust,
Series 2004-1, Class 4A1
2.99%	10/25/32	[5]	149,579	149,576
Merrill Lynch First Franklin Mortgage Loan
Trust, Series 2007-3, Class A2C
(LIBOR USD 1-Month plus 0.18%)
0.33%	06/25/37	[1]	10,013,909	7,373,465
Merrill Lynch Mortgage Investors Trust,
Series 2004-A4, Class A1
3.17%	08/25/34	[5]	899,014	901,746
Merrill Lynch Mortgage Investors Trust,
Series 2006-F1, Class 1A2
6.00%	04/25/36		1,196,445	897,398
Mid-State Capital Corp., Series 2004-1,
Class B
8.90%	08/15/37		715,064	812,308

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Mid-State Capital Corp., Series 2006-1,
Class A
5.79%	10/15/40	[2]	$4,224,508	$4,592,551
Mid-State Trust, Series 2010-W, Class A2
5.82%	02/15/36		504,893	546,382
Morgan Stanley ABS Capital I Trust,
Series 2004-NC7, Class M2
(LIBOR USD 1-Month plus 0.93%)
1.08%	07/25/34	[1]	1,032,933	1,007,948
Morgan Stanley Mortgage Loan Trust,
Series 2004-6AR, Class 1A
(LIBOR USD 1-Month plus 0.90%)
1.05%	07/25/34	[1]	60,185	60,267
MortgageIT Trust, Series 2005-3, Class A1
(LIBOR USD 1-Month plus 0.60%)
0.75%	08/25/35	[1]	227,234	223,144
MortgageIT Trust, Series 2005-4, Class A1
(LIBOR USD 1-Month plus 0.28%)
0.43%	10/25/35	[1]	6,317,996	6,107,738
Nationstar Home Equity Loan Trust,
Series 2007-B, Class 1AV1
(LIBOR USD 1-Month plus 0.22%)
0.37%	04/25/37	[1]	12,419,425	12,276,208
New Century Home Equity Loan Trust,
Series 2005-3, Class M4
(LIBOR USD 1-Month plus 0.96%)
1.11%	07/25/35	[1]	4,158,500	4,146,534
New Century Home Equity Loan Trust,
Series 2005-D, Class A1
(LIBOR USD 1-Month plus 0.22%)
0.37%	02/25/36	[1]	7,181,370	7,059,370
Option One Mortgage Loan Trust,
Series 2006-1, Class 1A1
(LIBOR USD 1-Month plus 0.22%)
0.37%	01/25/36	[1]	2,856,768	2,689,584
Park Place Securities, Inc., Asset-Backed
Pass-Through Certificates,
Series 2004-WCW2, Class M2
(LIBOR USD 1-Month plus 0.98%)
1.12%	10/25/34	[1]	2,857,248	2,888,066
Residential Accredit Loans Trust,
Series 2005-QA3, Class NB1
3.13%	03/25/35	[5]	1,821,381	1,104,932
Residential Asset Mortgage Products Trust,
Series 2004-SL4, Class A3
6.50%	07/25/32		150,121	148,466
Residential Asset Mortgage Products Trust,
Series 2005-SL1, Class A5
6.50%	05/25/32		321,546	307,280

See accompanying notes to Schedule of Portfolio Investments.

113 / Semi-Annual Report September 2020

Low Duration Bond Fund

Schedule of Portfolio Investments

September 30, 2020 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Saxon Asset Securities Trust, Series 2005-3,
Class M2
(LIBOR USD 1-Month plus 0.72%)
0.87%	11/25/35	[1]	$3,718,770	$3,706,337
Securitized Asset-Backed Receivables LLC
Trust, Series 2006-CB1, Class AF2
(STEP-reset date 11/25/20)
3.20%	01/25/36		1,835,067	1,499,272
Structured Asset Securities Corp. Mortgage
Pass-Through Certificates,
Series 2003-26A, Class 3A5
2.62%	09/25/33	[5]	362,238	359,895
Terwin Mortgage Trust, Series 2004-7HE,
Class A1
(LIBOR USD 1-Month plus 0.55%)
0.70%	07/25/34	[1,2]	110,847	107,816
WaMu Mortgage Pass-Through Certificates,
Series 2004-AR14, Class A1
3.82%	01/25/35	[5]	479,108	483,743
WaMu Mortgage Pass-Through Certificates,
Series 2004-CB2, Class 2A
5.50%	07/25/34		2,973,397	3,102,297
WaMu Mortgage Pass-Through Certificates,
Series 2005-AR13, Class A1A1
(LIBOR USD 1-Month plus 0.29%)
0.44%	10/25/45	[1]	1,785,559	1,766,185
WaMu Mortgage Pass-Through Certificates,
Series 2005-AR2, Class 2A21
(LIBOR USD 1-Month plus 0.33%)
0.48%	01/25/45	[1]	275,860	265,463

				184,469,613

U.S. Agency Commercial Mortgage-Backed — 6.82%
Fannie Mae-Aces, Series 2011-M2,
Class A3
3.76%	04/25/21		8,367,798	8,433,949
Fannie Mae-Aces, Series 2017-M14,
Class A1
2.97%	11/25/27	[5]	11,908,237	12,912,299
Fannie Mae-Aces, Series 2017-M15,
Class A1
3.06%	09/25/27	[5]	5,790,545	6,284,119
Fannie Mae-Aces, Series 2020-M10,
Class X1 (IO)
1.92%	12/25/30	[5]	3,757,913	517,331
Fannie Mae-Aces, Series 2020-M10,
Class X2 (IO)
1.83%	12/25/30	[5]	8,902,598	1,186,381

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Commercial Mortgage-Backed (continued)
Fannie Mae-Aces, Series 2020-M10,
Class X8 (IO)
0.78%	12/25/27	[5]	$4,305,000	$166,673
Freddie Mac Multifamily Structured
Pass-Through Certificates, Series J22F,
Class A1
3.45%	05/25/23		604,859	608,981
Freddie Mac Multifamily Structured
Pass-Through Certificates, Series K010,
Class A2
4.33%	10/25/20	[5]	23,107	23,107
Freddie Mac Multifamily Structured
Pass-Through Certificates, Series K037,
Class A1
2.59%	04/25/23		2,793,196	2,869,224
Freddie Mac Multifamily Structured
Pass-Through Certificates, Series K038,
Class A1
2.60%	10/25/23		1,825,394	1,871,576
Freddie Mac Multifamily Structured
Pass-Through Certificates, Series K735,
Class A1
2.74%	05/25/25		1,125,714	1,155,068
Freddie Mac Multifamily Structured
Pass-Through Certificates, Series KF27,
Class A
(LIBOR USD 1-Month plus 0.42%)
0.58%	12/25/26	[1]	2,661,577	2,675,169
Freddie Mac Multifamily Structured
Pass-Through Certificates, Series KF34,
Class A
(LIBOR USD 1-Month plus 0.36%)
0.52%	08/25/24	[1]	3,879,098	3,894,173
Freddie Mac Multifamily Structured
Pass-Through Certificates, Series KF37,
Class A
(LIBOR USD 1-Month plus 0.36%)
0.52%	09/25/27	[1]	2,141,106	2,150,265
Freddie Mac Multifamily Structured
Pass-Through Certificates, Series KF38,
Class A
(LIBOR USD 1-Month plus 0.33%)
0.49%	09/25/24	[1]	5,824,062	5,843,812
Freddie Mac Multifamily Structured
Pass-Through Certificates, Series KF39,
Class A
(LIBOR USD 1-Month plus 0.32%)
0.48%	11/25/24	[1]	4,459,760	4,474,539
Freddie Mac Multifamily Structured
Pass-Through Certificates, Series KF40,
Class A
(LIBOR USD 1-Month plus 0.34%)
0.50%	11/25/27	[1]	2,112,903	2,121,149

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2020 / 114

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Schedule of Portfolio Investments

September 30, 2020 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Commercial Mortgage-Backed (continued)
Freddie Mac Multifamily Structured
Pass-Through Certificates, Series KF43,
Class A
(LIBOR USD 1-Month plus 0.24%)
0.40%	01/25/28	[1]	$3,688,644	$3,697,689
Freddie Mac Multifamily Structured
Pass-Through Certificates, Series KF51,
Class A
(LIBOR USD 1-Month plus 0.40%)
0.56%	08/25/25	[1]	5,850,498	5,882,297
Freddie Mac Multifamily Structured
Pass-Through Certificates, Series KF60,
Class A
(LIBOR USD 1-Month plus 0.49%)
0.65%	02/25/26	[1]	9,838,682	9,911,394
Freddie Mac Multifamily Structured
Pass-Through Certificates, Series KF72,
Class A
(LIBOR USD 1-Month plus 0.50%)
0.66%	11/25/26	[1]	9,140,624	9,210,980
Freddie Mac Multifamily Structured
Pass-Through Certificates, Series KJ17,
Class A1
2.40%	10/25/24		223,558	226,529
Freddie Mac Multifamily Structured
Pass-Through Certificates, Series KJ24,
Class A1
2.28%	05/25/26		14,467,068	15,179,056
Freddie Mac Multifamily Structured
Pass-Through Certificates, Series KJ26,
Class A1
2.14%	07/25/25		20,394,813	21,069,687
Freddie Mac Multifamily Structured
Pass-Through Certificates, Series KJ29,
Class A1
0.74%	01/25/26		10,544,669	10,639,755
Freddie Mac Multifamily Structured
Pass-Through Certificates, Series KJ30,
Class A1
0.53%	01/25/25		7,907,965	7,926,423
Freddie Mac Multifamily Structured
Pass-Through Certificates, Series Q004,
Class AFL
(Federal Reserve US 12-Month Cumulative
Average plus 0.74%)
1.76%	05/25/44	[1]	2,382,210	2,384,150
Ginnie Mae, Series 2007-12, Class C
5.28%	04/16/41	[5]	959,678	972,254
Ginnie Mae, Series 2008-92, Class E
5.56%	03/16/44	[5]	2,751,305	2,807,682

				147,095,711

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed — 8.71%
Fannie Mae Pool 468764
4.16%	07/01/21		$13,090,000	$13,164,037
Fannie Mae Pool 567002
8.00%	05/01/23		10,561	11,144
Fannie Mae Pool 735861
6.50%	09/01/33		10,660	11,965
Fannie Mae Pool 770900
(LIBOR USD 12-Month plus 1.56%)
3.31%	04/01/34	[1]	123,874	127,396
Fannie Mae Pool AD0538
6.00%	05/01/24		185,072	194,583
Fannie Mae Pool AE0083
6.00%	01/01/40		827,859	973,189
Fannie Mae Pool AL0851
6.00%	10/01/40		989,170	1,172,098
Fannie Mae Pool AL2206
3.73%	07/01/22	[5]	6,123,609	6,212,638
Fannie Mae Pool AM4580
3.43%	10/01/23		6,250,562	6,669,475
Fannie Mae Pool FN0001
3.76%	12/01/20	[5]	3,986,957	3,985,991
Fannie Mae REMICS, Series 1997-76,
Class FS
(LIBOR USD 1-Month plus 0.45%)
0.60%	09/17/27	[1]	10,895	10,732
Fannie Mae REMICS, Series 2001-60,
Class OF
(LIBOR USD 1-Month plus 0.95%)
1.10%	10/25/31	[1]	598,772	611,046
Fannie Mae REMICS, Series 2003-130,
Class HF
(LIBOR USD 1-Month plus 0.45%)
0.60%	12/25/33	[1]	32,015	32,035
Fannie Mae REMICS, Series 2007-61,
Class AF
(LIBOR USD 1-Month plus 0.28%)
0.43%	03/25/37	[1]	518,423	518,583
Fannie Mae REMICS, Series 2007-64,
Class FA
(LIBOR USD 1-Month plus 0.47%)
0.62%	07/25/37	[1]	289,524	292,453
Fannie Mae REMICS, Series 2009-111,
Class DA
5.00%	12/25/39		39,587	39,782
Fannie Mae REMICS, Series 2009-85,
Class LF
(LIBOR USD 1-Month plus 1.20%)
1.35%	10/25/49	[1]	2,512,808	2,582,679

See accompanying notes to Schedule of Portfolio Investments.

115 / Semi-Annual Report September 2020

Low Duration Bond Fund

Schedule of Portfolio Investments

September 30, 2020 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Fannie Mae REMICS, Series 2009-96,
Class FA
(LIBOR USD 1-Month plus 0.90%)
1.05%	11/25/49	[1]	$1,758,391	$1,808,558
Fannie Mae REMICS, Series 2010-109,
Class PF
(LIBOR USD 1-Month plus 0.40%)
0.55%	10/25/40	[1]	1,038,181	1,046,690
Fannie Mae REMICS, Series 2010-26,
Class S (IO)
(-1.00 X LIBOR USD 1-Month plus 6.23%, 6.23% Cap)
6.08%	11/25/36	[1]	6,152,609	1,400,435
Fannie Mae REMICS, Series 2010-43,
Class DP
5.00%	05/25/40		837,870	943,376
Fannie Mae REMICS, Series 2010-6,
Class BF
(LIBOR USD 1-Month plus 0.76%)
0.91%	02/25/40	[1]	1,330,122	1,354,337
Fannie Mae REMICS, Series 2010-95,
Class S (IO)
(-1.00 X LIBOR USD 1-Month plus 6.60%, 6.60% Cap)
6.45%	09/25/40	[1]	4,738,738	1,173,588
Fannie Mae REMICS, Series 2019-79,
Class FA
(LIBOR USD 1-Month plus 0.50%)
0.65%	01/25/50	[1]	6,622,647	6,675,147
Fannie Mae REMICS, Series 2020-10,
Class FA
(LIBOR USD 1-Month plus 0.50%)
0.65%	03/25/50	[1]	18,515,314	18,651,472
Fannie Mae REMICS, Series G92-10,
Class Z
7.75%	01/25/22		90	92
Freddie Mac Gold Pool A45796
7.00%	01/01/33		2,572	2,860
Freddie Mac Gold Pool C46104
6.50%	09/01/29		4,934	5,526
Freddie Mac Gold Pool G13032
6.00%	09/01/22		92,476	94,082
Freddie Mac Gold Pool G13475
6.00%	01/01/24		16,703	17,182
Freddie Mac REMICS, Series 2174,
Class PN
6.00%	07/15/29		330,345	373,598
Freddie Mac REMICS, Series 2454,
Class FQ
(LIBOR USD 1-Month plus 1.00%)
1.15%	06/15/31	[1]	5,496	5,606

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Freddie Mac REMICS, Series 2733,
Class FB
(LIBOR USD 1-Month plus 0.60%)
0.75%	10/15/33	[1]	$2,362,497	$2,397,225
Freddie Mac REMICS, Series 3071,
Class TF
(LIBOR USD 1-Month plus 0.30%)
0.45%	04/15/35	[1]	2,172,255	2,176,379
Freddie Mac REMICS, Series 3084,
Class FN
(LIBOR USD 1-Month plus 0.50%)
0.65%	12/15/34	[1]	1,074,431	1,075,549
Freddie Mac REMICS, Series 3294,
Class CB
5.50%	03/15/37		212,663	249,730
Freddie Mac REMICS, Series 3300,
Class FA
(LIBOR USD 1-Month plus 0.30%)
0.45%	08/15/35	[1]	637,414	640,835
Freddie Mac REMICS, Series 3325,
Class NF
(LIBOR USD 1-Month plus 0.30%)
0.45%	08/15/35	[1]	1,643,793	1,652,616
Freddie Mac REMICS, Series 3524,
Class FC
(LIBOR USD 1-Month plus 0.94%)
1.09%	06/15/38	[1]	323,680	332,003
Freddie Mac REMICS, Series 3531,
Class FM
(LIBOR USD 1-Month plus 0.90%)
1.05%	05/15/39	[1]	267,671	273,837
Freddie Mac REMICS, Series 3792,
Class DF
(LIBOR USD 1-Month plus 0.40%)
0.55%	11/15/40	[1]	223,872	222,624
Freddie Mac REMICS, Series 4060,
Class FJ
(LIBOR USD 1-Month plus 0.35%)
0.50%	02/15/41	[1]	3,645,631	3,656,541
Freddie Mac REMICS, Series 4959,
Class JF
(LIBOR USD 1-Month plus 0.45%)
0.60%	03/25/50	[1]	9,895,792	9,968,644
Freddie Mac Strips, Series 240,
Class F30
(LIBOR USD 1-Month plus 0.30%)
0.45%	07/15/36	[1]	1,862,477	1,870,012
Freddie Mac Strips, Series 263,
Class F5
(LIBOR USD 1-Month plus 0.50%)
0.65%	06/15/42	[1]	2,559,751	2,581,471

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2020 / 116

Low Duration Bond Fund

Schedule of Portfolio Investments

September 30, 2020 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Freddie Mac Strips, Series 319,
Class F2
(LIBOR USD 1-Month plus 0.50%)
0.65%	11/15/43	[1]	$11,490,175	$11,632,547
Ginnie Mae II Pool 1849
8.50%	08/20/24		204	205
Ginnie Mae II Pool 2020
8.50%	06/20/25		228	233
Ginnie Mae II Pool 2286
8.50%	09/20/26		247	271
Ginnie Mae II Pool 2487
8.50%	09/20/27		5,311	5,897
Ginnie Mae II Pool 80059
(US Treasury Yield Curve Rate T Note
Constant Maturity 1 Year plus 1.50%)
2.88%	04/20/27	[1]	11,439	11,880
Ginnie Mae II Pool 80589
(US Treasury Yield Curve Rate T Note
Constant Maturity 1 Year plus 1.50%)
3.00%	03/20/32	[1]	10,784	10,965
Ginnie Mae II Pool 80610
(US Treasury Yield Curve Rate T Note
Constant Maturity 1 Year plus 1.50%)
2.88%	06/20/32	[1]	7,614	7,981
Ginnie Mae II Pool 80968
(US Treasury Yield Curve Rate T Note
Constant Maturity 1 Year plus 1.50%)
3.25%	07/20/34	[1]	237,516	245,881
Ginnie Mae II Pool 81201
(US Treasury Yield Curve Rate T Note
Constant Maturity 1 Year plus 2.00%)
3.50%	01/20/35	[1]	8,694	8,817
Ginnie Mae II Pool 8599
(US Treasury Yield Curve Rate T Note
Constant Maturity 1 Year plus 1.50%)
3.00%	02/20/25	[1]	8,448	8,516
Ginnie Mae, Series 2003-11, Class FK
(LIBOR USD 1-Month plus 0.30%)
0.45%	02/16/33	[1]	589,634	591,681
Ginnie Mae, Series 2009-106, Class XI (IO)
(-1.00 X LIBOR USD 1-Month plus 6.80%, 6.80% Cap)
6.64%	05/20/37	[1]	3,772,481	582,517
Ginnie Mae, Series 2013-53, Class AD
1.50%	12/20/26		1,545,332	1,567,932
NCUA Guaranteed Notes Trust,
Series 2010-R1, Class 1A
(LIBOR USD 1-Month plus 0.45%)
0.60%	10/07/20	[1]	4,501,285	4,502,615

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
NCUA Guaranteed Notes Trust,
Series 2010-R3, Class 1A
(LIBOR USD 1-Month plus 0.56%)
0.71%	12/08/20	[1]	$5,852,937	$5,854,459
NCUA Guaranteed Notes Trust,
Series 2010-R3, Class 2A
(LIBOR USD 1-Month plus 0.56%)
0.71%	12/08/20	[1]	2,719,013	2,719,093
UMBS (TBA)
2.00%	10/01/50		39,850,000	41,199,744
2.50%	10/01/50		12,350,000	12,955,640
2.50%	11/01/50		8,250,000	8,640,316

				187,807,031

Total Mortgage-Backed
(Cost $649,587,595)				655,013,076

MUNICIPAL BONDS — 0.20%*
New York — 0.20%
New York City Transitional Finance Authority
Future Tax Secured Revenue Bonds,
Taxable Bonds, Public Improvements,
Subseries B2
2.31%	11/01/26		4,060,000	4,367,992

Total Municipal Bonds
(Cost $4,045,543)
U.S. TREASURY SECURITIES — 18.60%
U.S. Treasury Notes — 18.60%
U.S. Treasury Notes
0.13%	07/31/22		223,892,000	223,900,745
0.13%	08/31/22		10,080,000	10,080,197
0.13%	09/30/22		162,785,000	162,781,821
0.25%	08/31/25		4,290,000	4,286,983

Total U.S. Treasury Securities
(Cost $400,964,006)				401,049,746

Total Bonds – 83.64%
(Cost $1,784,354,279)				1,803,402,423

Issues			Shares	Value
COMMON STOCK — 0.00%
Electric — 0.00%
Homer City Holdings LLC[7,8,9]			106,501	5,858

Total Common Stock
(Cost $6,078,660)
Purchased Swaptions – 0.00%
(Cost $939,000)				2,655

See accompanying notes to Schedule of Portfolio Investments.

117 / Semi-Annual Report September 2020

Low Duration Bond Fund

Schedule of Portfolio Investments

September 30, 2020 (Unaudited)

Issues	Maturity Date	Principal Amount/Shares	Value
SHORT-TERM INVESTMENTS — 20.13%
Commercial Paper — 0.17%
Ford Motor Credit Co. LLC
3.20%[2,10]	10/08/20	$3,625,000	$3,624,470

Money Market Funds — 2.14%
Dreyfus Government Cash Management
Fund
2.33%[11]		45,963,000	45,963,000
Fidelity Investments Money Market Funds -
Government Portfolio
1.00%[11,12]		144,509	144,509

			46,107,509

U.S. Agency Discount Notes — 4.17%
Fannie Mae
0.16%[10]	01/15/21	90,000,000	89,978,800

U.S. Treasury Bills — 13.65%
U.S. Cash Management Bills
0.09%[10]	02/16/21	20,000,000	19,992,717
U.S. Treasury Bills
0.11%[10]	10/29/20	25,000,000	24,998,396
0.12%[10]	02/04/21	25,000,000	24,990,813
0.14%[10]	11/19/20	25,000,000	24,997,278
0.14%[10]	01/07/21	25,000,000	24,994,130
0.16%[10]	11/27/20	25,000,000	24,996,338
0.17%[10]	12/03/20	84,500,000	84,487,431
0.17%[10]	01/21/21	50,000,000	49,984,445
U.S. Treasury Bills (WI)
0.17%[10]	11/10/20	15,000,000	14,998,875

			294,440,423

Total Short-Term Investments
(Cost $434,100,538)			434,151,202

Total Investments Before Written
Swaptions – 103.77%

(Cost $2,225,472,477)			2,237,562,138

Net unrealized appreciation on unfunded commitments 0.00%			13,536
Written Swaptions – 0.00%
(Cost $(540,000))			(2,112)

Liabilities in Excess of Other
Assets – (3.77)%			(81,331,313)

Net Assets – 100.00%			$2,156,228,713

[1]	Floating rate security. The rate disclosed was in effect at September 30, 2020.
[2]

Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

[3]	U.S. dollar-denominated security issued by foreign-domiciled entity.
[4]

Excluded from the investment total above is an unfunded delayed draw term loan commitment in an amount not to exceed $521,403, at an interest rate of 3.60% and a maturity of July 14, 2021.The investment is not accruing an unused commitment fee.

[5]

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions.

[6]	Zero coupon bond. The rate shown is the effective yield as of September 30, 2020.
[7]	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
[8]	Illiquid security as determined under procedures approved by the Board of Trustees. The aggregate value of illiquid securities is $1,537,367, which is 0.07% of total net assets.
[9]	Non-income producing security.
[10]	Represents annualized yield at date of purchase.
[11]	Represents the current yield as of September 30, 2020.
[12]	Securities, or a portion thereof, pledged as collateral for swaps. The total market value of collateral pledged for swaps is $27.
*	Securities with a call or reset feature will have an effective maturity date sooner than the stated maturity.
**	Securities backed by mortgage or consumer loans where payment is periodically made will have an effective maturity date sooner than the stated maturity date.

Note: For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for more meaningful presentation for investors.

(BKNT): Banker’s Note, Inc.

(CLO): Collateralized Loan Obligation

(GMTN): Global medium-term note

(IO): Interest only

(LIBOR): London InterBank Offer Rate

(MTN): Medium-term note

(PO): Principal Only

(STEP): Step coupon bond

(TBA): To be announced

(USD): U.S. dollar

(WI): When issued

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2020 / 118

Low Duration Bond Fund

Schedule of Portfolio Investments

September 30, 2020 (Unaudited)

Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized (Depreciation)
FUTURES CONTRACTS: SHORT POSITIONS
U.S. Treasury Five Year Note	252	12/31/20	$(31,759,875)	$(32,954)	$(32,954)
U.S. Treasury Ten Year Ultra Bond	166	12/21/20	(26,547,031)	(29,197)	(29,197)

TOTAL FUTURES CONTRACTS			$(58,306,906)	$(62,151)	$(62,151)

			Received by the Fund		Paid by the Fund

Descriptions	Counterparty	Maturity Date	Rate	Frequency	Rate	Frequency	Notional Amount	Value	Premiums Paid	Unrealized (Depreciation)
PURCHASED SWAPTIONS
Option to enter into a 30-year Interest Rate Swap	Goldman Sachs International	12/24/23	3 month USD LIBOR	Quarterly	6.00%	Quarterly	$300,000	$2,655	$939,000	$(936,345)

			Received by the Fund		Paid by the Fund

Descriptions	Counterparty	Maturity Date	Rate	Frequency	Rate	Frequency	Notional Amount	Value	Premiums (Received)	Unrealized Appreciation
WRITTEN SWAPTIONS
Option to enter into a 30-year Interest Rate Swap	Goldman Sachs International	12/24/23	7.50%	Quarterly	3 month USD LIBOR	Quarterly	$300,000	$(2,112)	$(540,000)	$537,888

See accompanying notes to Schedule of Portfolio Investments.

119 / Semi-Annual Report September 2020

Strategic Income Fund

Schedule of Portfolio Investments

September 30, 2020 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
BONDS – 84.16%
ASSET-BACKED SECURITIES — 12.03%**
Aimco CLO 11 Ltd., Series 2020-11A,
Class A2 (Cayman Islands)
(LIBOR USD 3-Month plus 1.30%)
1.52%	10/15/31	[1,2,3]	$185,000	$185,093
Cedar Funding XII CLO Ltd.,
Series 2020-12A, Class A (Cayman Islands)
(LIBOR USD 3-Month plus 1.27%)
0.00%	10/25/32	[1,2,3]	180,000	180,225
CoreVest American Finance Trust,
Series 2019-1, Class XA (IO)
2.35%	03/15/52	[3,4]	581,199	42,975
CoreVest American Finance Trust,
Series 2020-1, Class A2
2.30%	03/15/50	[3]	140,000	141,514
Crystal River CDO, Series 2005-1A,
Class A (Cayman Islands)
(LIBOR USD 3-Month plus 0.36%)
2.68%	03/02/46	[1,2,3,5,6]	419,900	46,219
Dryden 85 CLO Ltd.,
Series 2020-85A, Class A1
(Cayman Islands)
(LIBOR USD 3-Month plus 1.35%)
0.00%	10/15/32	[1,2,3]	200,000	200,100
Global SC Finance II SRL, Series 2014-1A,
Class A2 (Barbados)
3.09%	07/17/29	[1,3]	116,917	118,773
OHA Credit Funding 7 Ltd., Series 2020-7A,
Class A (Cayman Islands)
(LIBOR USD 3-Month plus 1.25%)
0.00%	10/19/32	[1,2,3]	180,000	180,225
Palmer Square Loan Funding Ltd.,
Series 2020-2A, Class A2 (Cayman Islands)
(LIBOR USD 3-Month plus 1.55%)
1.82%	04/20/28	[1,2,3]	100,000	99,277
Panthera Aviation, Series 2013-1[7]
10.00%	01/25/22	5,6,8,†	338,214	33,821
SLC Student Loan Trust, Series 2004-1,
Class B
(LIBOR USD 3-Month plus 0.29%)
0.57%	08/15/31	[2]	156,272	139,438
SLM Student Loan Trust, Series 2007-7,
Class B
(LIBOR USD 3-Month plus 0.75%)
0.99%	10/27/70	[2]	215,000	205,179
SLM Student Loan Trust, Series 2008-2,
Class B
(LIBOR USD 3-Month plus 1.20%)
1.44%	01/25/83	[2]	340,000	310,267
SLM Student Loan Trust, Series 2008-3,
Class B
(LIBOR USD 3-Month plus 1.20%)
1.44%	04/26/83	[2]	340,000	303,310

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
SLM Student Loan Trust, Series 2008-4,
Class B
(LIBOR USD 3-Month plus 1.85%)
2.09%	04/25/73	[2]	$340,000	$309,607
SLM Student Loan Trust, Series 2008-5,
Class B
(LIBOR USD 3-Month plus 1.85%)
2.09%	07/25/73	[2]	235,000	215,152
SLM Student Loan Trust, Series 2008-6,
Class B
(LIBOR USD 3-Month plus 1.85%)
2.09%	07/26/83	[2]	340,000	307,180
SLM Student Loan Trust, Series 2008-7,
Class B
(LIBOR USD 3-Month plus 1.85%)
2.09%	07/26/83	[2]	340,000	305,851
SLM Student Loan Trust, Series 2008-8,
Class B
(LIBOR USD 3-Month plus 2.25%)
2.49%	10/25/75	[2]	340,000	327,530
Structured Receivables Finance LLC,
Series 2010-A, Class B
7.61%	01/16/46	[3]	294,647	337,717
Structured Receivables Finance LLC,
Series 2010-B, Class B
7.97%	08/15/36	[3]	306,950	359,884

Total Asset-Backed Securities
(Cost $5,100,430)				4,349,337

CORPORATES — 26.13%*
Banking — 2.10%
Bank of America Corp. (MTN)
2.88%	10/22/30	[4]	55,000	59,500
4.08%	03/20/51	[4]	40,000	49,464
Comerica, Inc.
5.63%	10/01/69	[4]	45,000	47,363
HSBC Holdings PLC (United Kingdom)
2.01%	09/22/28	[1,4]	200,000	198,450
JPMorgan Chase & Co.
2.18%	06/01/28	[4]	85,000	88,851
3.20%	06/15/26		75,000	83,313
Lloyds Banking Group PLC
(United Kingdom)
2.86%	03/17/23	[1,4]	105,000	107,971
Santander UK Group Holdings PLC
(United Kingdom)
4.80%	11/15/24	[1,4]	40,000	44,099
Wells Fargo & Co. (MTN)
2.39%	06/02/28	[4]	75,000	78,367

				757,378

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2020 / 120

Strategic Income Fund

Schedule of Portfolio Investments

September 30, 2020 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Communications — 4.31%
AT&T, Inc.
3.30%	02/01/52		$135,000	$128,814
3.50%	09/15/53	[3]	65,000	63,146
4.75%	05/15/46		15,000	17,676
4.80%	06/15/44		150,000	179,561
CCO Holdings LLC/CCO Holdings
Capital Corp.
4.50%	05/01/32	[3]	36,000	37,621
5.38%	06/01/29	[3]	30,000	32,547
CenturyLink, Inc.
4.00%	02/15/27	[3]	24,000	24,410
CSC Holdings LLC
5.38%	02/01/28	[3]	5,000	5,294
6.50%	02/01/29	[3]	65,000	72,191
Intelsat Jackson Holdings SA (Luxembourg)[7]
8.50%	10/15/24	[1,3,8]	38,000	24,700
9.75%	07/15/25	[1,3,8]	71,000	46,680
Koninklijke KPN NV (Netherlands)
8.38%	10/01/30	[1]	20,000	29,146
Level 3 Financing, Inc.
5.38%	05/01/25		16,000	16,536
Qwest Corp.
7.25%	09/15/25		70,000	80,851
SES GLOBAL Americas Holdings GP
5.30%	03/25/44	[3]	200,000	212,230
Sprint Corp.
7.88%	09/15/23		57,000	65,586
Sprint Spectrum Co. LLC/Sprint Spectrum
Co. II LLC/Sprint Spectrum Co. III LLC
4.74%	03/20/25	[3]	105,000	113,859
Time Warner Cable LLC
5.50%	09/01/41		130,000	157,994
T-Mobile USA, Inc.
6.00%	04/15/24		58,000	59,287
Virgin Media Secured Finance PLC
(United Kingdom)
5.50%	05/15/29	[1,3]	66,000	70,953
Vodafone Group PLC (United Kingdom)
4.25%	09/17/50	[1]	10,000	11,631
4.88%	06/19/49	[1]	48,000	59,898
Walt Disney Co. (The)
2.65%	01/13/31		45,000	48,625

				1,559,236

Consumer Discretionary — 0.72%
Anheuser-Busch Cos. LLC/Anheuser-Busch
InBev Worldwide, Inc.
4.90%	02/01/46		85,000	105,131
Bacardi Ltd. (Bermuda)
5.30%	05/15/48	[1,3]	40,000	50,294

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Consumer Discretionary (continued)
BAT Capital Corp.
2.73%	03/25/31		$25,000	$24,937
4.54%	08/15/47		75,000	80,568

				260,930

Electric — 1.33%
Entergy Texas, Inc.
3.45%	12/01/27		150,000	163,383
Puget Energy, Inc.
6.00%	09/01/21		150,000	157,240
Southwestern Electric Power Co., Series K
2.75%	10/01/26		150,000	161,674

				482,297

Energy — 4.34%
Antero Resources Corp.
5.00%	03/01/25		83,000	52,031
BP Capital Markets America, Inc.
3.63%	04/06/30		20,000	22,998
Cheniere Energy Partners LP
5.25%	10/01/25		29,000	29,696
Chevron Corp.
2.24%	05/11/30		15,000	15,936
Energy Transfer Operating LP
5.00%	05/15/50		45,000	41,684
5.50%	06/01/27		3,000	3,308
Exxon Mobil Corp.
2.61%	10/15/30		90,000	97,393
Gulfport Energy Corp.
6.38%	05/15/25		13,000	7,977
Hess Corp.
4.30%	04/01/27		50,000	52,465
Kinder Morgan Energy Partners LP
5.00%	08/15/42		45,000	50,142
Petroleos Mexicanos (Mexico)
6.63%	06/15/35	[1]	100,000	82,330
6.75%	09/21/47	[1]	50,000	38,200
6.95%	01/28/60	[1,3]	35,000	27,117
Plains All American Pipeline LP/PAA
Finance Corp.
4.65%	10/15/25		50,000	54,017
Rockies Express Pipeline LLC
4.80%	05/15/30	[3]	100,000	97,100
Ruby Pipeline LLC
7.75%	04/01/22	[3]	136,364	114,750
Southern Co. Gas Capital Corp.
3.25%	06/15/26		250,000	275,367
Sunoco Logistics Partners Operations LP
5.40%	10/01/47		174,000	164,287

See accompanying notes to Schedule of Portfolio Investments.

121 / Semi-Annual Report September 2020

Strategic Income Fund

Schedule of Portfolio Investments

September 30, 2020 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Energy (continued)
Targa Resources Partners LP/Targa
Resources Partners Finance Corp.
6.88%	01/15/29		$39,000	$41,873
Texas Eastern Transmission LP
2.80%	10/15/22	[3]	150,000	154,517
TransMontaigne Partners LP/
TLP Finance Corp.
6.13%	02/15/26		35,000	36,313
Transocean Pontus Ltd. (Cayman Islands)
6.13%	08/01/25	[1,3]	31,980	28,756
Transocean Poseidon Ltd. (Cayman Islands)
6.88%	02/01/27	[1,3]	20,000	16,130
Transocean Proteus Ltd. (Cayman Islands)
6.25%	12/01/24	[1,3]	12,350	11,084
USA Compression Partners LP/USA
Compression Finance Corp.
6.88%	04/01/26		32,000	31,780
6.88%	09/01/27		22,000	21,853

				1,569,104

Entertainment — 0.10%
Live Nation Entertainment, Inc.
4.75%	10/15/27	[3]	40,000	37,525

Finance — 2.51%
AerCap Ireland Capital DAC/AerCap Global
Aviation Trust (Ireland)
3.95%	02/01/22	[1]	125,000	126,614
Air Lease Corp. (MTN)
2.30%	02/01/25		75,000	73,870
Avolon Holdings Funding Ltd.
(Cayman Islands)
5.13%	10/01/23	[1,3]	61,000	60,936
5.25%	05/15/24	[1,3]	10,000	10,033
Citigroup, Inc.
2.57%	06/03/31	[4]	35,000	36,761
Ford Motor Credit Co. LLC
3.20%	01/15/21		175,000	174,958
(LIBOR USD 3-Month plus 1.27%)
1.50%	03/28/22	[2]	115,000	109,860
General Motors Financial Co., Inc.
3.15%	06/30/22		75,000	77,046
3.20%	07/06/21		25,000	25,383
3.45%	04/10/22		20,000	20,547
4.38%	09/25/21		25,000	25,797
Goldman Sachs Group, Inc. (The)
3.69%	06/05/28	[4]	50,000	56,016
Nationwide Building Society
(United Kingdom)
3.77%	03/08/24	[1,3,4]	50,000	53,177

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Finance (continued)
Park Aerospace Holdings Ltd.
(Cayman Islands)
4.50%	03/15/23	[1,3]	$35,000	$34,703
5.25%	08/15/22	[1,3]	20,000	20,090

				905,791

Food — 0.93%
JBS USA LUX SA/JBS USA
Food Co./JBS USA Finance, Inc. (Canada)
5.50%	01/15/30	[1,3]	5,000	5,449
Kraft Heinz Foods Co.
5.00%	06/04/42		189,000	207,259
7.13%	08/01/39	[3]	35,000	47,461
Smithfield Foods, Inc.
3.35%	02/01/22	[3]	75,000	76,177

				336,346

Gaming — 0.28%
Caesars Entertainment, Inc.
6.25%	07/01/25	[3]	62,000	64,888
Churchill Downs, Inc.
4.75%	01/15/28	[3]	36,000	36,263

				101,151

Health Care — 3.58%
AbbVie, Inc.
3.60%	05/14/25		50,000	55,476
Amgen, Inc.
4.40%	05/01/45		30,000	37,124
Bausch Health Americas, Inc.
9.25%	04/01/26	[3]	7,000	7,735
Bausch Health Cos., Inc. (Canada)
7.00%	03/15/24	[1,3]	110,000	113,960
Bayer U.S. Finance II LLC
4.25%	12/15/25	[3]	45,000	51,567
4.38%	12/15/28	[3]	70,000	82,306
4.63%	06/25/38	[3]	35,000	41,906
Catalent Pharma Solutions, Inc.
4.88%	01/15/26	[3]	36,000	36,848
Centene Corp.
3.00%	10/15/30		89,000	90,909
4.63%	12/15/29		85,000	91,796
CVS Health Corp.
5.05%	03/25/48		75,000	95,788
Elanco Animal Health, Inc.
5.90%	08/28/28		60,000	69,525
Fresenius U.S. Finance II, Inc.
4.25%	02/01/21	[3]	50,000	50,583

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2020 / 122

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Schedule of Portfolio Investments

September 30, 2020 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Health Care (continued)
HCA, Inc.
5.25%	04/15/25		$12,000	$13,864
5.25%	06/15/49		110,000	134,979
Molina Healthcare, Inc.
5.38%	11/15/22		43,000	45,016
NYU Langone Hospitals, Series 2020
3.38%	07/01/55		40,000	40,593
Partners Healthcare System, Inc.,
Series 2020
3.34%	07/01/60		80,000	88,981
Tenet Healthcare Corp.
4.88%	01/01/26	[3]	67,000	68,300
Zimmer Biomet Holdings, Inc.
3.55%	03/20/30		70,000	78,535

				1,295,791

Industrials — 1.70%
Amcor Finance USA, Inc.
4.50%	05/15/28		45,000	52,798
BAE Systems PLC (United Kingdom)
3.40%	04/15/30	[1,3]	15,000	16,805
Ball Corp.
4.00%	11/15/23		30,000	31,957
General Electric Co. (MTN)
(LIBOR USD 3-Month plus 0.48%)
0.76%	08/15/36	[2]	450,000	306,946
Graphic Packaging International LLC
4.88%	11/15/22		55,000	57,325
Mauser Packaging Solutions Holding Co.
5.50%	04/15/24	[3]	5,000	5,025
OI European Group BV (Netherlands)
4.00%	03/15/23	[1,3]	15,000	15,280
PowerTeam Services LLC
9.03%	12/04/25	[3]	46,000	48,720
Sealed Air Corp.
4.00%	12/01/27	[3]	5,000	5,231
5.50%	09/15/25	[3]	35,000	39,054
Titan Acquisition Ltd./Titan Co-Borrower LLC
(Canada)
7.75%	04/15/26	[1,3]	34,000	33,849

				612,990

Information Technology — 0.21%
Dell International LLC/EMC Corp.
4.42%	06/15/21	[3]	13,000	13,309
SS&C Technologies, Inc.
5.50%	09/30/27	[3]	60,000	63,838

				77,147

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Insurance — 0.60%
Farmers Exchange Capital II
6.15%	11/01/53	[3,4]	$50,000	$63,187
Nationwide Mutual Insurance Co.
2.54%	12/15/24	[3,4]	75,000	75,002
Teachers Insurance & Annuity
Association of America
4.27%	05/15/47	[3]	65,000	77,217

				215,406

Materials — 0.30%
International Flavors & Fragrances, Inc.
5.00%	09/26/48		55,000	68,278
Nutrition & Biosciences, Inc.
3.47%	12/01/50	[3]	40,000	40,499

				108,777

Real Estate Investment Trust (REIT) — 1.41%
American Campus Communities
Operating Partnership LP
3.63%	11/15/27		50,000	52,986
3.75%	04/15/23		35,000	36,823
Boston Properties LP
3.25%	01/30/31		60,000	64,758
CyrusOne LP/CyrusOne Finance Corp.
2.15%	11/01/30		5,000	4,898
2.90%	11/15/24		80,000	84,955
GLP Capital LP/GLP Financing II, Inc.
5.38%	04/15/26		130,000	144,323
5.75%	06/01/28		25,000	28,615
Lexington Realty Trust
2.70%	09/15/30		35,000	35,758
Ventas Realty LP
4.40%	01/15/29		50,000	56,877

				509,993

Retail — 0.34%
Alimentation Couche-Tard, Inc. (Canada)
2.70%	07/26/22	[1,3]	45,000	46,443
3.80%	01/25/50	[1,3]	70,000	77,695

				124,138

Services — 0.46%
Emory University, Series 2020
2.14%	09/01/30		60,000	62,959
IHS Markit Ltd. (Bermuda)
4.00%	03/01/26	[1,3]	7,000	7,821
5.00%	11/01/22	[1,3]	45,000	48,365

See accompanying notes to Schedule of Portfolio Investments.

123 / Semi-Annual Report September 2020

Strategic Income Fund

Schedule of Portfolio Investments

September 30, 2020 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Services (continued)
Waste Pro USA, Inc.
5.50%	02/15/26	[3]	$48,000	$48,715

				167,860

Transportation — 0.91%
Continental Airlines Pass-Through Trust,
Series 2007-1, Class B
6.90%	04/19/22		260,093	226,771
JetBlue Airways Pass-Through Trust,
Series 2020-1, Class A
4.00%	11/15/32		100,000	102,924

				329,695

Total Corporates
(Cost $9,242,893)				9,451,555

MORTGAGE-BACKED — 43.13%**
Non-Agency Commercial
Mortgage-Backed — 3.01%
Banc of America Commercial Mortgage
Trust, Series 2015-UBS7, Class XE (IO)
1.25%	09/15/48	[3,4]	1,500,000	61,876
Barclays Commercial Mortgage Securities
Trust, Series 2020-C6, Class F5TB
3.69%	02/15/53	[3,4]	75,000	74,093
Citigroup Commercial Mortgage Trust,
Series 2012-GC8, Class XA (IO)
1.92%	09/10/45	[3,4]	1,436,721	37,529
COBALT CMBS Commercial Mortgage Trust,
Series 2007-C2, Class X (IO)
0.77%	04/15/47	[3,4]	322,522	1,332
Commercial Mortgage Trust,
Series 2013-CR12, Class XA (IO)
1.29%	10/10/46	[4]	1,818,487	52,967
Commercial Mortgage Trust,
Series 2020-CBM, Class XCP (IO)
0.59%	02/10/37	[3,4]	2,030,000	40,091
Credit Suisse Mortgage Capital Trust,
Series 2014-USA, Class X1 (IO)
0.69%	09/15/37	[3,4]	9,839,102	197,799
GS Mortgage Securities Trust,
Series 2012-GC6, Class XB (IO)
0.26%	01/10/45	[3,4]	5,749,132	15,187
GS Mortgage Securities Trust,
Series 2012-GCJ9, Class XA (IO)
2.09%	11/10/45	[4]	2,737,753	86,511
GS Mortgage Securities Trust,
Series 2020-UPTN, Class XA (IO)
0.35%	02/10/37	[3,4]	940,000	13,375
Hudson Yards Mortgage Trust,
Series 2019-55HY, Class F
3.04%	12/10/41	[3,4]	50,000	44,493

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Commercial
Mortgage-Backed (continued)
JPMBB Commercial Mortgage Securities
Trust, Series 2014-C21, Class XA (IO)
1.16%	08/15/47	[4]	$555,483	$16,187
JPMorgan Chase Commercial Mortgage
Securities Trust, Series 2012-LC9,
Class XA (IO)
1.64%	12/15/47	[4]	2,000,774	51,092
JPMorgan Chase Commercial Mortgage
Securities Trust, Series 2013-C13,
Class XA (IO)
0.23%	01/15/46	[4]	6,493,331	20,190
SFAVE Commercial Mortgage Securities
Trust, Series 2015-5AVE, Class A2A
3.66%	01/05/43	[3,4]	120,000	123,161
SFAVE Commercial Mortgage Securities
Trust, Series 2015-5AVE, Class A2B
4.14%	01/05/43	[3,4]	45,000	42,417
UBS Commercial Mortgage Trust,
Series 2012-C1, Class XA (IO)
2.25%	05/10/45	[3,4]	1,641,858	34,922
WF-RBS Commercial Mortgage Trust,
Series 2011-C3, Class XA (IO)
1.48%	03/15/44	[3,4]	17,135,533	73,159
WF-RBS Commercial Mortgage Trust,
Series 2011-C5, Class XA (IO)
1.83%	11/15/44	[3,4]	3,199,038	32,251
WF-RBS Commercial Mortgage Trust,
Series 2012-C9, Class XA (IO)
2.04%	11/15/45	[3,4]	943,292	28,620
WF-RBS Commercial Mortgage Trust,
Series 2013-C14, Class XA (IO)
0.85%	06/15/46	[4]	2,974,656	43,027

				1,090,279

Non-Agency Mortgage-Backed — 31.17%
Banc of America Funding Trust,
Series 2006-3, Class 5A3
5.50%	03/25/36		233,637	223,318
Chase Mortgage Finance Trust,
Series 2007-A1, Class 8A1
3.39%	02/25/37	[4]	77,885	78,346
Conseco Finance Corp., Series 1996-7,
Class M1
7.70%	09/15/26	[4]	105,305	108,603
Conseco Finance Corp., Series 1998-3,
Class A6
6.76%	03/01/30	[4]	70,993	71,250
Conseco Finance Corp., Series 1998-4,
Class A6
6.53%	04/01/30	[4]	124,742	127,757
Conseco Finance Corp., Series 1998-4,
Class A7
6.87%	04/01/30	[4]	61,768	63,439

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2020 / 124

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Schedule of Portfolio Investments

September 30, 2020 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed
(continued)
Conseco Finance Corp., Series 1999-5,
Class A5
7.86%	03/01/30	[4]	$84,265	$52,095
Conseco Finance Home Equity Loan Trust,
Series 2002-C, Class BF2
8.00%	06/15/32	[3,4]	69,888	70,293
Credit-Based Asset Servicing and
Securitization LLC, Mortgage Loan Trust,
Series 2007-CB2, Class A2B
(STEP-reset date 11/25/20)
3.85%	02/25/37		932,902	778,035
Credit-Based Asset Servicing and
Securitization LLC, Mortgage Loan Trust,
Series 2007-CB2, Class A2C
(STEP-reset date 11/25/20)
3.85%	02/25/37		308,051	256,884
Credit-Based Asset Servicing and
Securitization LLC, Mortgage Loan Trust,
Series 2007-CB3, Class A3
(STEP-reset date 11/25/20)
3.56%	03/25/37		967,092	514,865
First Franklin Mortgage Loan Trust,
Series 2006-FF18, Class A2B
(LIBOR USD 1-Month plus 0.11%)
0.26%	12/25/37	[2]	419,599	384,654
First Franklin Mortgage Loan Trust,
Series 2007-FF1, Class A2D
(LIBOR USD 1-Month plus 0.22%)
0.37%	01/25/38	[2]	2,000,947	1,423,752
First Franklin Mortgage Loan Trust,
Series 2007-FF2, Class A2B
(LIBOR USD 1-Month plus 0.10%)
0.25%	03/25/37	[2]	667,205	421,957
GMACM Mortgage Corp. Loan Trust,
Series 2006-AR1, Class 1A1
3.69%	04/19/36	[4]	268,568	234,125
GSR Mortgage Loan Trust,
Series 2007-AR2, Class 5A1A
3.51%	05/25/37	[4]	351,218	314,202
HSI Asset Loan Obligation Trust,
Series 2007-2, Class 2A12
6.00%	09/25/37		306,521	292,386
Impac CMB Trust, Series 2004-4,
Class 1A2
(LIBOR USD 1-Month plus 0.62%)
0.77%	09/25/34	[2]	167,713	163,061
IndyMac Index Mortgage Loan Trust,
Series 2005-AR25, Class 2A1
3.27%	12/25/35	[4]	333,405	319,347
IndyMac Manufactured Housing Contract
Pass-Through Certificates, Series 1997-1,
Class A3
6.61%	02/25/28		86,780	87,912

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed
(continued)
IndyMac Manufactured Housing Contract
Pass-Through Certificates, Series 1997-1,
Class A4
6.75%	02/25/28		$36,531	$37,042
IndyMac Manufactured Housing Contract
Pass-Through Certificates, Series 1998-1,
Class A4
6.49%	09/25/28		66,754	67,838
IndyMac Manufactured Housing Contract
Pass-Through Certificates, Series 1998-1,
Class A5
6.96%	09/25/28	[4]	160,899	173,633
JPMorgan Mortgage Acquisition Trust,
Series 2007-HE1, Class AF6
(STEP-reset date 11/25/20)
4.25%	03/25/47		766,319	591,123
JPMorgan Mortgage Trust, Series 2006-S2,
Class 2A2
5.88%	06/25/21		79,022	72,473
JPMorgan Mortgage Trust, Series 2007-S1,
Class 1A2
5.50%	03/25/22		18,371	17,258
Merrill Lynch Alternative Note Asset Trust,
Series 2007-A3, Class A2D
(LIBOR USD 1-Month plus 0.33%)
0.48%	04/25/37	[2,5,6]	1,696,107	149,746
Merrill Lynch Mortgage Investors Trust,
Series 2004-HE2, Class A2C
(LIBOR USD 1-Month plus 1.16%)
1.31%	08/25/35	[2]	709,726	650,120
Mid-State Capital Corp., Series 2004-1,
Class B
8.90%	08/15/37		419,705	476,782
Mid-State Capital Corp., Series 2004-1,
Class M1
6.50%	08/15/37		290,271	308,048
Mid-State Capital Corp., Series 2005-1,
Class A
5.75%	01/15/40		137,650	149,124
Mid-State Trust XI, Series 2011, Class B
8.22%	07/15/38		7,629	8,603
Morgan Stanley Mortgage Loan Trust,
Series 2004-7AR, Class 2A4
2.52%	09/25/34	[4]	179,119	177,470
Morgan Stanley Mortgage Loan Trust,
Series 2006-7, Class 5A2
5.96%	06/25/36	[4]	2,216,979	920,784
Oakwood Mortgage Investors, Inc.,
Series 1998-A, Class M
6.83%	05/15/28	[4]	70,403	71,274
Oakwood Mortgage Investors, Inc.,
Series 1999-B, Class A4
6.99%	12/15/26		183,837	187,279

See accompanying notes to Schedule of Portfolio Investments.

125 / Semi-Annual Report September 2020

Strategic Income Fund

Schedule of Portfolio Investments

September 30, 2020 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed
(continued)
Oakwood Mortgage Investors, Inc.,
Series 2001-D, Class A3
5.90%	09/15/22	[4]	$717,117	$543,094
Oakwood Mortgage Investors, Inc.,
Series 2002-A, Class A3
6.03%	05/15/24	[4]	212,399	217,942
Residential Accredit Loans Trust,
Series 2005-QA3, Class NB1
3.13%	03/25/35	[4]	233,590	141,706
Structured Adjustable Rate Mortgage Loan
Trust, Series 2004-12, Class 2A
2.88%	09/25/34	[4]	233,890	230,893
Terwin Mortgage Trust, Series 2004-7HE,
Class A1
(LIBOR USD 1-Month plus 0.55%)
0.70%	07/25/34	[2,3]	95,012	92,414

				11,270,927

U.S. Agency Commercial
Mortgage-Backed — 5.13%
Fannie Mae-Aces, Series 2006-M2,
Class A2A
5.27%	10/25/32	[4]	138,318	158,222
Fannie Mae-Aces, Series 2011-M5,
Class X (IO)
1.17%	07/25/21	[4]	2,158,068	13,121
Fannie Mae-Aces, Series 2016-M11,
Class X2 (IO)
2.82%	07/25/39	[4]	867,306	35,001
Freddie Mac Multifamily PC REMIC Trust,
Series 2019-P002, Class X (IO)
1.14%	07/25/33	[4]	385,000	42,775
Freddie Mac Multifamily Structured
Pass-Through Certificates, Series K021,
Class X3 (IO)
2.03%	07/25/40	[4]	1,150,000	37,509
Freddie Mac Multifamily Structured
Pass-Through Certificates, Series K022,
Class X3 (IO)
1.87%	08/25/40	[4]	5,250,000	164,401
Freddie Mac Multifamily Structured
Pass-Through Certificates, Series K023,
Class X3 (IO)
1.75%	10/25/40	[4]	4,050,000	121,753
Freddie Mac Multifamily Structured
Pass-Through Certificates, Series K027,
Class X3 (IO)
1.76%	01/25/41	[4]	5,000,000	177,391
Freddie Mac Multifamily Structured
Pass-Through Certificates, Series K031,
Class X3 (IO)
1.71%	07/25/41	[4]	5,999,569	238,168

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Commercial
Mortgage-Backed (continued)
Freddie Mac Multifamily Structured
Pass-Through Certificates, Series K034,
Class X1 (IO)
0.22%	07/25/23	[4]	$6,349,493	$17,413
Freddie Mac Multifamily Structured
Pass-Through Certificates, Series K040,
Class X3 (IO)
2.10%	11/25/42	[4]	1,100,000	80,518
Freddie Mac Multifamily Structured
Pass-Through Certificates, Series K070,
Class X3 (IO)
2.11%	12/25/44	[4]	700,000	84,225
Freddie Mac Multifamily Structured
Pass-Through Certificates, Series K714,
Class X1 (IO)
1.21%	10/25/20	[4]	29,158	1
Freddie Mac Multifamily Structured
Pass-Through Certificates, Series K732,
Class X3 (IO)
2.25%	05/25/46	[4]	700,000	64,536
Freddie Mac Multifamily Structured
Pass-Through Certificates, Series KAIV,
Class X2 (IO)
3.61%	06/25/41	[4]	1,220,000	28,346
Freddie Mac Multifamily Structured
Pass-Through Certificates, Series KC04,
Class X1 (IO)
1.41%	12/25/26	[4]	2,269,796	125,783
Freddie Mac Multifamily Structured
Pass-Through Certificates, Series KC05,
Class X1 (IO)
1.20%	06/25/27	[4]	1,997,025	117,889
Freddie Mac Multifamily Structured
Pass-Through Certificates, Series KS11,
Class XFX (IO)
1.76%	06/25/29	[4]	350,000	37,804
Freddie Mac Multifamily Structured
Pass-Through Certificates, Series Q010,
Class XPT2 (IO)
0.36%	08/25/24		4,687,582	40,285
FREMF Mortgage Trust, Series 2012-K23,
Class X2A (IO)
0.13%	10/25/45	[3]	61,052,345	115,737
Ginnie Mae, Series 2009-114, Class IO (IO)
0.04%	10/16/49	[4]	4,687,392	706
Ginnie Mae, Series 2010-148, Class IO (IO)
0.52%	09/16/50	[4]	2,021,561	18,334
Ginnie Mae, Series 2014-103, Class IO (IO)
0.36%	05/16/55	[4]	1,847,017	31,204
Ginnie Mae, Series 2014-125, Class IO (IO)
0.92%	11/16/54	[4]	1,261,120	60,206

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2020 / 126

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Schedule of Portfolio Investments

September 30, 2020 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Commercial
Mortgage-Backed (continued)
Ginnie Mae, Series 2015-47, Class IO (IO)
0.78%	10/16/56	[4]	$1,036,960	$44,320

				1,855,648

U.S. Agency Mortgage-Backed — 3.82%
Fannie Mae REMICS, Series 1993-80,
Class S
(-1.22 X LIBOR USD 1-Month plus 10.87%, 10.87% Cap)
10.70%	05/25/23	[2]	755	835
Fannie Mae REMICS, Series 2000-45,
Class SA (IO)
(-1.00 X LIBOR USD 1-Month plus 7.95%, 7.95% Cap)
7.80%	12/18/30	[2]	109,536	15,630
Fannie Mae REMICS, Series 2001-42,
Class SB
(-16.00 X LIBOR USD 1-Month plus 128.00%, 8.50% Cap)
8.50%	09/25/31	[2]	427	487
Fannie Mae REMICS, Series 2003-124,
Class TS
(-14.00 X LIBOR USD 1-Month plus 100.80%, 9.80% Cap)
9.80%	01/25/34	[2]	4,561	5,542
Fannie Mae REMICS, Series 2005-92,
Class US (IO)
(-1.00 X LIBOR USD 1-Month plus 6.10%, 6.10% Cap)
5.95%	10/25/25	[2]	666,455	52,828
Fannie Mae REMICS, Series 2006-125,
Class SM (IO)
(-1.00 X LIBOR USD 1-Month plus 7.20%, 7.20% Cap)
7.05%	01/25/37	[2]	835,542	216,556
Fannie Mae REMICS, Series 2008-50,
Class SA (IO)
(-1.00 X LIBOR USD 1-Month plus 6.05%, 6.05% Cap)
5.90%	11/25/36	[2]	1,022,999	221,785
Fannie Mae REMICS, Series 2010-43,
Class KS (IO)
(-1.00 X LIBOR USD 1-Month plus 6.42%, 6.42% Cap)
6.27%	05/25/40	[2]	883,374	190,817
Freddie Mac REMICS, Series 1602,
Class SN
(-4.25 X PRIME plus 46.22%, 10.09% Cap)
10.09%	10/15/23	[2]	7,291	7,806
Freddie Mac REMICS, Series 1673,
Class SD
(-2.15 X US Treasury Yield Curve Rate T Note Constant Maturity 10 Year plus 19.39%, 18.31% Cap)
17.90%	02/15/24	[2]	40,616	48,407
Freddie Mac REMICS, Series 3247,
Class SI (IO)
(-1.00 X LIBOR USD 1-Month plus 6.65%, 6.65% Cap)
0.15%	08/15/36	[2]	12,071,622	56,945

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed
(continued)
Freddie Mac REMICS, Series 3260,
Class AS (IO)
(-1.00 X LIBOR USD 1-Month plus 6.38%, 6.38% Cap)
6.23%	01/15/37	[2]	$2,025,590	$386,666
Freddie Mac REMICS, Series 3289,
Class SD (IO)
(-1.00 X LIBOR USD 1-Month plus 6.12%, 6.12% Cap)
5.97%	03/15/37	[2]	682,376	148,743
Ginnie Mae, Series 2004-8, Class SE
(-2.00 X LIBOR USD 1-Month plus 14.30%, 14.30% Cap)
14.01%	11/26/23	[2]	25,861	29,668

				1,382,715

Total Mortgage-Backed
(Cost $20,199,420)				15,599,569

MUNICIPAL BONDS — 2.05%*
California — 1.09%
Regents of the University of California
Medical Center Pooled Revenue, Taxable
Bonds, Health, Hospital and Nursing Home
Improvements, Series N
3.26%	05/15/60		205,000	225,889
San Francisco City & County Airport
Comm-San Francisco International Airport,
Airport and Marina Improvements, Series A
5.00%	05/01/49		140,000	165,827

				391,716

Florida — 0.05%
Greater Orlando Aviation Authority, Port,
Airport and Marina Improvements, Series A
5.00%	10/01/44		15,000	18,020

Massachusetts — 0.25%
Commonwealth of Massachusetts, General
Obligation Bonds, Public Improvements,
Series C
3.00%	03/01/48		85,000	90,970

New York — 0.66%
Metropolitan Transportation Authority, Green
Taxable Bonds, Transit Improvements,
Series C2
5.18%	11/15/49		40,000	41,738
New York City Transitional Finance Authority
Future Tax Secured Revenue Bonds,
Taxable Bonds, Public Improvements,
Subseries B3
1.85%	08/01/32		75,000	72,842

See accompanying notes to Schedule of Portfolio Investments.

127 / Semi-Annual Report September 2020

Strategic Income Fund

Schedule of Portfolio Investments

September 30, 2020 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MUNICIPAL BONDS (continued)
New York (continued)
New York City Water & Sewer System
Revenue Bonds, Water Utility Improvements
3.00%	06/15/50		$120,000	$124,434

				239,014

Total Municipal Bonds
(Cost $694,731)				739,720

Total Bonds – 83.34%
(Cost $35,237,474)				30,140,181

Issues	Maturity Date		Principal Amount/Shares	Value
SHORT-TERM INVESTMENTS — 17.88%
Commercial Paper — 1.58%
Ford Motor Credit Co. LLC
2.88%[9]	01/08/21	[3]	315,000	312,396
3.20%[9]	10/08/20	[3]	260,000	259,962

				572,358

Money Market Funds — 2.75%
Dreyfus Government Cash Management
Fund
2.33%[10]			955,000	955,000
Fidelity Investments Money Market Funds -
Government Portfolio
1.00%[10]			40,349	40,349

				995,349

U.S. Treasury Bills — 13.55%
U.S. Cash Management Bills
0.09%[9]	02/16/21		500,000	499,818
U.S. Cash Management Bills, Series WI
0.11%[9]	01/26/21		800,000	799,701
U.S. Treasury Bills
0.12%[9]	02/04/21		800,000	799,706
0.16%[9]	11/03/20		400,000	399,970
0.16%[9]	11/27/20		500,000	499,927
0.16%[9]	12/03/20		1,000,000	999,851
0.18%[9]	12/10/20		900,000	899,834

				4,898,807

Total Short-Term Investments
(Cost $6,466,220)				6,466,514

Value
Total Investments – 101.22%
(Cost $41,703,694)	$36,606,695

Liabilities in Excess of Other
Assets – (1.22)%	(441,368)

Net Assets – 100.00%	$36,165,327

[1]	U.S. dollar-denominated security issued by foreign-domiciled entity.
[2]	Floating rate security. The rate disclosed was in effect at September 30, 2020.
[3]

Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

[4]

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions.

[5]	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
[6]	Illiquid security as determined under procedures approved by the Board of Trustees. The aggregate value of illiquid securities is $229,786, which is 0.64% of total net assets.
[7]	Non-income producing security.
[8]	Security is currently in default with regard to scheduled interest or principal payments.
[9]	Represents annualized yield at date of purchase.
[10]	Represents the current yield as of September 30, 2020.
†

Fair valued security. The aggregate value of fair valued securities is $33,821, which is 0.09% of total net assets. Fair valued securities are not valued utilizing an independent quote but were valued pursuant to guidelines established by the Board of Trustees. This figure represents securities that are priced using a benchmark pricing system and securities that have been deemed permanently stale. See Notes to Financial Statements.

*	Securities with a call or reset feature will have an effective maturity date sooner than the stated maturity.
**	Securities backed by mortgage or consumer loans where payment is periodically made will have an effective maturity date sooner than the stated maturity date.

Note: For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for more meaningful presentation for investors.

(CDO): Collateralized Debt Obligations

(CLO): Collateralized Loan Obligation

(IO): Interest only

(LIBOR): London InterBank Offer Rate

(MTN): Medium-term note

(STEP): Step coupon bond

(USD): U.S. dollar

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2020 / 128

Strategic Income Fund

Schedule of Portfolio Investments

September 30, 2020 (Unaudited)

Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)
FUTURES CONTRACTS: LONG POSITIONS
U.S. Treasury Five Year Note	8	12/31/20	$1,008,250	$(126)	$(126)
FUTURES CONTRACTS: SHORT POSITIONS
U.S. Treasury Ten Year Ultra Bond	19	12/21/20	(3,038,516)	(3,045)	(3,045)
U.S. Treasury Ultra Bond	10	12/21/20	(2,218,125)	24,864	24,864

			(5,256,641)	21,819	21,819

TOTAL FUTURES CONTRACTS			$(4,248,391)	$21,693	$21,693

See accompanying notes to Schedule of Portfolio Investments.

129 / Semi-Annual Report September 2020

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2020 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
BONDS – 104.58%
ASSET-BACKED SECURITIES — 3.69%**
Academic Loan Funding Trust,
Series 2012-1A, Class A2
(LIBOR USD 1-Month plus 1.10%)
1.25%	12/27/44	[1,2]	$21,920,717	$21,839,058
Aimco CLO 11 Ltd., Series 2020-11A,
Class A (Cayman Islands)
(LIBOR USD 3-Month plus 1.38%)
1.60%	10/15/31	[1,2,3]	7,280,000	7,283,662
Aimco CLO, Series 2015-AA, Class AR
(Cayman Islands)
(LIBOR USD 3-Month plus 0.85%)
1.13%	01/15/28	[1,2,3]	3,678,299	3,657,590
AMMC CLO 19 Ltd., Series 2016-19A,
Class AR (Cayman Islands)
(LIBOR USD 3-Month plus 1.14%)
1.42%	10/16/28	[1,2,3]	63,810,000	63,316,452
Apidos CLO XXII, Series 2015-22A,
Class A1R (Cayman Islands)
(LIBOR USD 3-Month plus 1.06%)
1.33%	04/20/31	[1,2,3]	21,475,000	21,143,426
Barings BDC Static CLO Ltd.,
Series 2019-1A, Class A1
(Cayman Islands)
(LIBOR USD 3-Month plus 1.02%)
1.30%	04/15/27	[1,2,3]	1,425,178	1,421,729
Barings CLO Ltd., Series 2013-IA,
Class AR (Cayman Islands)
(LIBOR USD 3-Month plus 0.80%)
1.07%	01/20/28	[1,2,3]	25,096,127	24,876,536
Barings CLO Ltd., Series 2016-2A,
Class AR (Cayman Islands)
(LIBOR USD 3-Month plus 1.08%)
1.35%	07/20/28	[1,2,3]	49,870,000	49,558,811
Barings CLO Ltd., Series 2018-3A,
Class A1 (Cayman Islands)
(LIBOR USD 3-Month plus 0.95%)
1.22%	07/20/29	[1,2,3]	35,811,000	35,477,241
Bayview Commercial Asset Trust,
Series 2004-3, Class A1
(LIBOR USD 1-Month plus 0.56%)
0.70%	01/25/35	[1,2]	1,250,744	1,229,459
Bayview Commercial Asset Trust,
Series 2005-1A, Class A1
(LIBOR USD 1-Month plus 0.45%)
0.60%	04/25/35	[1,2]	2,662,955	2,492,206
Brazos Education Loan Authority, Inc.,
Series 2012-1, Class A1
(LIBOR USD 1-Month plus 0.70%)
0.85%	12/26/35	[1]	38,252	37,718

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
Brazos Higher Education Authority, Inc.,
Series 2010-1, Class A2
(LIBOR USD 3-Month plus 1.20%)
1.45%	02/25/35	[1]	$12,315,000	$12,366,901
Brazos Higher Education Authority, Inc.,
Series 2011-1, Class A3
(LIBOR USD 3-Month plus 1.05%)
1.30%	11/25/33	[1]	16,050,000	15,814,728
Brazos Higher Education Authority, Inc.,
Series 2011-2, Class A3
(LIBOR USD 3-Month plus 1.00%)
1.24%	10/27/36	[1]	24,361,000	24,279,785
Cedar Funding XII CLO Ltd.,
Series 2020-12A, Class A (Cayman Islands)
(LIBOR USD 3-Month plus 1.27%)
0.00%	10/25/32	[1,2,3]	4,970,000	4,976,213
CIT Education Loan Trust, Series 2007-1,
Class A
(LIBOR USD 3-Month plus 0.09%)
0.32%	03/25/42	[1,2]	17,808,832	16,961,963
CIT Education Loan Trust, Series 2007-1,
Class B
(LIBOR USD 3-Month plus 0.30%)
0.53%	06/25/42	[1,2]	12,841,149	11,120,339
Clear Creek CLO, Series 2015-1A, Class AR
(Cayman Islands)
(LIBOR USD 3-Month plus 1.20%)
1.47%	10/20/30	[1,2,3]	27,190,000	26,885,336
College Loan Corp. Trust, Series 2005-2,
Class B
(LIBOR USD 3-Month plus 0.49%)
0.77%	01/15/37	[1]	2,485,641	2,241,962
Dryden 30 Senior Loan Fund,
Series 2013-30A, Class AR
(Cayman Islands)
(LIBOR USD 3-Month plus 0.82%)
1.10%	11/15/28	[1,2,3]	19,066,000	18,840,259
Dryden 33 Senior Loan Fund,
Series 2014-33A, Class AR2
(Cayman Islands)
(LIBOR USD 3-Month plus 1.23%)
1.51%	04/15/29	[1,2,3]	999,693	995,405
Dryden XXVI Senior Loan Fund,
Series 2013-26A, Class AR
(Cayman Islands)
(LIBOR USD 3-Month plus 0.90%)
1.18%	04/15/29	[1,2,3]	22,948,000	22,723,339
Eaton Vance CLO Ltd., Series 2013-1A,
Class A1RR (Cayman Islands)
(LIBOR USD 3-Month plus 1.16%)
1.44%	01/15/28	[1,2,3]	19,660,000	19,528,868

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2020 / 130

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2020 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
Eaton Vance CLO Ltd., Series 2020-1A,
Class A (Cayman Islands)
(LIBOR USD 3-Month plus 1.65%)
1.90%	10/15/30	[1,2,3]	$34,575,000	$34,530,260
ECMC Group Student Loan Trust,
Series 2016-1A, Class A
(LIBOR USD 1-Month plus 1.35%)
1.50%	07/26/66	[1,2]	36,718,841	37,021,017
Education Loan Asset-Backed Trust I,
Series 2013-1, Class A2
(LIBOR USD 1-Month plus 0.80%)
0.95%	04/26/32	[1,2]	12,740,000	12,649,563
Educational Funding of the South, Inc.,
Series 2011-1, Class A2
(LIBOR USD 3-Month plus 0.65%)
0.89%	04/25/35	[1]	16,982	16,873
Educational Funding of the South, Inc.,
Series 2012-1, Class A
(LIBOR USD 1-Month plus 1.05%)
1.20%	03/25/36	[1]	10,911,629	10,980,002
EFS Volunteer No. 2 LLC, Series 2012-1,
Class A2
(LIBOR USD 1-Month plus 1.35%)
1.50%	03/25/36	[1,2]	13,646,849	13,794,402
Flatiron CLO Ltd., Series 2015-1A, Class AR
(Cayman Islands)
(LIBOR USD 3-Month plus 0.89%)
1.17%	04/15/27	[1,2,3]	4,400,537	4,382,011
Galaxy XXIX CLO Ltd., Series 2018-29A,
Class A (Cayman Islands)
(LIBOR USD 3-Month plus 0.79%)
1.07%	11/15/26	[1,2,3]	4,443,139	4,403,595
GCO Education Loan Funding Trust,
Series 2006-1, Class A11L
(LIBOR USD 3-Month plus 0.23%)
0.48%	05/25/36	[1]	25,000,000	24,108,691
Global SC Finance II SRL, Series 2014-1A,
Class A2 (Barbados)
3.09%	07/17/29	[2,3]	34,133,917	34,675,943
Goal Capital Funding Trust,
Series 2005-2, Class B
(LIBOR USD 3-Month plus 0.53%)
0.78%	11/25/44	[1]	7,970,107	7,468,894
Goal Capital Funding Trust,
Series 2006-1, Class B
(LIBOR USD 3-Month plus 0.45%)
0.70%	08/25/42	[1]	2,218,325	1,936,618
Goal Structured Solutions Trust,
Series 2015-1, Class A
(LIBOR USD 1-Month plus 0.65%)
0.80%	09/25/41	[1,2]	59,165,098	58,043,420

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
GoldenTree Loan Management U.S. CLO 8
Ltd., Series 2020-8A, Class A
(Cayman Islands)
(LIBOR USD 3-Month plus 1.55%)
1.75%	07/20/31	[1,2,3]	$10,025,000	$10,031,211
GoldenTree Loan Opportunities IX Ltd.,
Series 2014-9A, Class AR2
(Cayman Islands)
(LIBOR USD 3-Month plus 1.11%)
1.38%	10/29/29	[1,2,3]	5,445,000	5,418,701
J.G. Wentworth XXX LLC,
Series 2013-3A, Class A
4.08%	01/17/73	[2]	650,939	747,985
J.G. Wentworth XXXII LLC,
Series 2014-2A, Class A
3.61%	01/17/73	[2]	42,878,156	47,968,359
LCM XIII LP, Series 2013A, Class ARR
(Cayman Islands)
(LIBOR USD 3-Month plus 1.14%)
1.41%	07/19/27	[1,2,3]	25,575,000	25,348,212
LCM XVIII LP, Series 19A, Class AR
(Cayman Islands)
(LIBOR USD 3-Month plus 1.24%)
1.52%	07/15/27	[1,2,3]	20,425,000	20,349,836
LCM XX LP, Series 20A, Class AR
(Cayman Islands)
(LIBOR USD 3-Month plus 1.04%)
1.31%	10/20/27	[1,2,3]	6,945,000	6,883,346
LCM XXI LP, Series 21A, Class AR
(Cayman Islands)
(LIBOR USD 3-Month plus 0.88%)
1.15%	04/20/28	[1,2,3]	32,465,000	32,119,248
Lehman ABS Mortgage Loan Trust,
Series 2007-1, Class 2A2
(LIBOR USD 1-Month plus 0.20%)
0.35%	06/25/37	[1,2]	240,887	192,134
Limerock CLO III LLC, Series 2014-3A,
Class A1R (Cayman Islands)
(LIBOR USD 3-Month plus 1.20%)
1.47%	10/20/26	[1,2,3]	21,913,140	21,904,374
Madison Park Funding XXX Ltd.,
Series 2018-30A, Class A (Cayman Islands)
(LIBOR USD 3-Month plus 0.75%)
1.03%	04/15/29	[1,2,3]	21,077,500	20,781,783
Magnetite XVIII CLO Ltd., Series 2016-18A,
Class AR (Cayman Islands)
(LIBOR USD 3-Month plus 1.08%)
1.36%	11/15/28	[1,2,3]	20,600,000	20,453,328
Magnetite XXI CLO Ltd., Series 2019-21A,
Class A (Cayman Islands)
(LIBOR USD 3-Month plus 1.28%)
1.55%	04/20/30	[1,2,3]	34,100,000	33,961,554

See accompanying notes to Schedule of Portfolio Investments.

131 / Semi-Annual Report September 2020

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2020 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
Magnetite XXVII CLO Ltd., Series 2020-27A,
Class A1 (Cayman Islands)
(LIBOR USD 3-Month plus 1.55%)
1.82%	07/20/33	[1,2,3]	$1,660,000	$1,660,778
Navient Student Loan Trust, Series 2014-1,
Class A3
(LIBOR USD 1-Month plus 0.51%)
0.66%	06/25/31	[1]	802,264	781,872
Navient Student Loan Trust, Series 2014-2,
Class A
(LIBOR USD 1-Month plus 0.64%)
0.79%	03/25/83	[1]	38,432,326	37,994,701
Navient Student Loan Trust, Series 2014-3,
Class A
(LIBOR USD 1-Month plus 0.62%)
0.77%	03/25/83	[1]	65,870,525	63,752,767
Navient Student Loan Trust, Series 2014-4,
Class A
(LIBOR USD 1-Month plus 0.62%)
0.77%	03/25/83	[1]	98,879,756	95,463,411
Navient Student Loan Trust, Series 2014-5,
Class A
(LIBOR USD 1-Month plus 0.62%)
0.77%	03/25/83	[1]	78,961,365	76,744,288
Navient Student Loan Trust, Series 2014-6,
Class A
(LIBOR USD 1-Month plus 0.61%)
0.76%	03/25/83	[1]	41,069,537	39,727,530
Navient Student Loan Trust, Series 2014-7,
Class A
(LIBOR USD 1-Month plus 0.61%)
0.76%	03/25/83	[1]	84,931,659	82,456,555
Navient Student Loan Trust, Series 2015-1,
Class A2
(LIBOR USD 1-Month plus 0.60%)
0.75%	04/25/40	[1]	62,432,605	61,177,734
Navient Student Loan Trust, Series 2015-2,
Class A3
(LIBOR USD 1-Month plus 0.57%)
0.72%	11/26/40	[1]	125,242,632	122,565,268
Navient Student Loan Trust, Series 2016-1A,
Class A
(LIBOR USD 1-Month plus 0.70%)
0.85%	02/25/70	[1,2]	8,767,333	8,561,787
Navient Student Loan Trust, Series 2016-7A,
Class A
(LIBOR USD 1-Month plus 1.15%)
1.30%	03/25/66	[1,2]	59,444,044	59,592,642
Navient Student Loan Trust, Series 2017-3A,
Class A3
(LIBOR USD 1-Month plus 1.05%)
1.20%	07/26/66	[1,2]	130,000	130,285

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
Navient Student Loan Trust, Series 2018-3A,
Class A3
(LIBOR USD 1-Month plus 0.80%)
0.95%	03/25/67	[1,2]	$35,000,000	$34,290,121
Nelnet Student Loan Trust, Series 2006-1,
Class A6
(LIBOR USD 3-Month plus 0.45%)
0.71%	08/23/36	[1,2]	12,500,000	12,173,737
Nelnet Student Loan Trust, Series 2007-2A,
Class A3L
(LIBOR USD 3-Month plus 0.35%)
0.58%	03/25/26	[1,2]	22,803,704	22,495,683
Nelnet Student Loan Trust, Series 2012-5A,
Class A
(LIBOR USD 1-Month plus 0.60%)
0.78%	10/27/36	[1,2]	11,276,605	11,050,928
Nelnet Student Loan Trust, Series 2014-4A,
Class A2
(LIBOR USD 1-Month plus 0.95%)
1.10%	11/25/48	[1,2]	11,630,000	11,412,249
Nelnet Student Loan Trust, Series 2014-5A,
Class A
(LIBOR USD 1-Month plus 0.55%)
0.70%	07/25/46	[1,2]	62,094,144	60,577,476
Nelnet Student Loan Trust, Series 2015-1A,
Class A
(LIBOR USD 1-Month plus 0.59%)
0.74%	04/25/46	[1,2]	115,063,920	112,047,297
Nelnet Student Loan Trust, Series 2015-2A,
Class A2
(LIBOR USD 1-Month plus 0.60%)
0.75%	09/25/47	[1,2]	49,750,531	48,310,343
Nelnet Student Loan Trust, Series 2015-3A,
Class A3
(LIBOR USD 1-Month plus 0.90%)
1.05%	06/25/54	[1,2]	8,890,000	8,667,654
Neuberger Berman CLO XVI-S Ltd.,
Series 2017-16SA, Class A
(Cayman Islands)
(LIBOR USD 3-Month plus 0.85%)
1.13%	01/15/28	[1,2,3]	1,369,281	1,359,778
North Carolina State Education Authority,
Series 2011-1, Class A3
(LIBOR USD 3-Month plus 0.90%)
1.17%	10/25/41	[1]	17,308,634	16,853,275
Northstar Education Finance, Inc.,
Series 2007-1, Class A2
(LIBOR USD 3-Month plus 0.75%)
1.00%	01/29/46	[1]	30,939,932	30,633,651
OCP CLO Ltd., Series 2020-19A, Class A1
(Cayman Islands)
(LIBOR USD 3-Month plus 1.75%)
2.07%	07/20/31	[1,2,3]	16,720,000	16,766,482

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2020 / 132

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2020 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
Octagon Investment Partners 25 Ltd.,
Series 2015-1A, Class AR (Cayman Islands)
(LIBOR USD 3-Month plus 0.80%)
1.07%	10/20/26	[1,2,3]	$12,595,918	$12,500,189
OHA Credit Funding 7 Ltd., Series 2020-7A,
Class A (Cayman Islands)
(LIBOR USD 3-Month plus 1.25%)
0.00%	10/19/32	[1,2,3]	14,400,000	14,418,000
Palmer Square Loan Funding Ltd.,
Series 2019-1, Class A1 (Cayman Islands)
(LIBOR USD 3-Month plus 1.05%)
1.32%	04/20/27	[1,2,3]	10,190,555	10,157,741
Palmer Square Loan Funding Ltd.,
Series 2019-4A, Class A1 (Cayman Islands)
(LIBOR USD 3-Month plus 0.90%)
1.16%	10/24/27	[1,2,3]	61,549,869	61,177,548
Palmer Square Loan Funding Ltd.,
Series 2020-2A, Class A1 (Cayman Islands)
(LIBOR USD 3-Month plus 1.00%)
1.27%	04/20/28	[1,2,3]	37,477,935	37,387,943
Panthera Aviation, Series 2013-1[4]
10.00%	01/25/22	5,6,7,†	13,004,312	1,300,431
PHEAA Student Loan Trust, Series 2015-1A,
Class A
(LIBOR USD 1-Month plus 0.60%)
0.75%	10/25/41	[1,2]	125,772,417	122,642,074
Recette CLO Ltd., Series 2015-1A, Class AR
(Cayman Islands)
(LIBOR USD 3-Month plus 0.92%)
1.19%	10/20/27	[1,2,3]	26,061,930	25,934,487
Residential Asset Mortgage Products Trust,
Series 2005-RZ4, Class M3
(LIBOR USD 1-Month plus 0.52%)
0.67%	11/25/35	[1]	250,000	249,053
Riserva CLO Ltd., Series 2016-3A, Class AR
(Cayman Islands)
(LIBOR USD 3-Month plus 1.14%)
1.41%	10/18/28	[1,2,3]	14,945,000	14,851,594
Rockford Tower CLO Ltd., Series 2017-2A,
Class AR (Cayman Islands)
(LIBOR USD 3-Month plus 1.02%)
1.30%	10/15/29	[1,2,3]	26,680,000	26,339,083
Rockford Tower CLO Ltd., Series 2017-3A,
Class A (Cayman Islands)
(LIBOR USD 3-Month plus 1.19%)
1.46%	10/20/30	[1,2,3]	1,280,000	1,270,400
Scholar Funding Trust, Series 2012-B,
Class A2
(LIBOR USD 1-Month plus 1.10%)
1.24%	03/28/46	[1,2]	20,997,248	20,492,215

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
Securitized Asset-Backed Receivables LLC
Trust, Series 2006-CB5, Class A3
(LIBOR USD 1-Month plus 0.14%)
0.29%	06/25/36	[1]	$259,666	$200,133
SLC Student Loan Trust I, Series 2002-2,
Class B2
(28 Day Auction Rate plus 0.00%)
1.61%	07/01/42	[1,2]	20,900,000	18,458,128
SLC Student Loan Trust, Series 2004-1,
Class B
(LIBOR USD 3-Month plus 0.29%)
0.57%	08/15/31	[1]	300,406	268,046
SLC Student Loan Trust, Series 2006-1,
Class A6
(LIBOR USD 3-Month plus 0.16%)
0.41%	03/15/55	[1]	9,805,000	9,184,659
SLC Student Loan Trust, Series 2006-2,
Class A6
(LIBOR USD 3-Month plus 0.16%)
0.41%	09/15/39	[1]	16,000,000	15,300,996
SLC Student Loan Trust, Series 2008-1,
Class A4A
(LIBOR USD 3-Month plus 1.60%)
1.85%	12/15/32	[1]	13,417,392	13,577,242
SLM Student Loan Trust, Series 2003-12,
Class B
(LIBOR USD 3-Month plus 0.59%)
0.84%	03/15/38	[1]	56,245	51,703
SLM Student Loan Trust, Series 2003-4,
Class A5E
(LIBOR USD 3-Month plus 0.75%)
1.00%	03/15/33	[1,2]	4,979,122	4,660,436
SLM Student Loan Trust, Series 2004-3A,
Class A6A
(LIBOR USD 3-Month plus 0.55%)
0.79%	10/25/64	[1,2]	34,825,767	33,728,533
SLM Student Loan Trust, Series 2005-9,
Class A7A
(LIBOR USD 3-Month plus 0.60%)
0.84%	01/25/41	[1]	61,872,335	60,461,099
SLM Student Loan Trust, Series 2006-2,
Class A6
(LIBOR USD 3-Month plus 0.17%)
0.41%	01/25/41	[1]	34,782,920	33,098,144
SLM Student Loan Trust, Series 2006-8,
Class A6
(LIBOR USD 3-Month plus 0.16%)
0.40%	01/25/41	[1]	32,989,000	31,371,029
SLM Student Loan Trust, Series 2007-1,
Class A6
(LIBOR USD 3-Month plus 0.14%)
0.38%	01/27/42	[1]	32,050,000	30,285,405

See accompanying notes to Schedule of Portfolio Investments.

133 / Semi-Annual Report September 2020

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2020 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
SLM Student Loan Trust, Series 2007-1,
Class B
(LIBOR USD 3-Month plus 0.22%)
0.46%	01/27/42	[1]	$4,232,268	$3,746,375
SLM Student Loan Trust, Series 2007-3,
Class A4
(LIBOR USD 3-Month plus 0.06%)
0.30%	01/25/22	[1]	2,483,580	2,349,687
SLM Student Loan Trust, Series 2007-6,
Class B
(LIBOR USD 3-Month plus 0.85%)
1.09%	04/27/43	[1]	4,256,180	3,860,339
SLM Student Loan Trust, Series 2007-7,
Class A4
(LIBOR USD 3-Month plus 0.33%)
0.57%	01/25/22	[1]	295,984	282,074
SLM Student Loan Trust, Series 2008-1,
Class A4
(LIBOR USD 3-Month plus 0.65%)
0.89%	01/25/22	[1]	38,735,909	36,735,005
SLM Student Loan Trust, Series 2008-2,
Class A3
(LIBOR USD 3-Month plus 0.75%)
0.99%	04/25/23	[1]	88,130,471	83,339,637
SLM Student Loan Trust, Series 2008-2,
Class B
(LIBOR USD 3-Month plus 1.20%)
1.44%	01/25/83	[1]	38,874,000	35,474,445
SLM Student Loan Trust, Series 2008-3,
Class A3
(LIBOR USD 3-Month plus 1.00%)
1.24%	10/25/21	[1]	18,204	17,528
SLM Student Loan Trust, Series 2008-3,
Class B
(LIBOR USD 3-Month plus 1.20%)
1.44%	04/26/83	[1]	2,260,000	2,016,119
SLM Student Loan Trust, Series 2008-4,
Class A4
(LIBOR USD 3-Month plus 1.65%)
1.89%	07/25/22	[1]	2,157,368	2,128,016
SLM Student Loan Trust, Series 2008-4,
Class B
(LIBOR USD 3-Month plus 1.85%)
2.09%	04/25/73	[1]	8,849,000	8,057,972
SLM Student Loan Trust, Series 2008-5,
Class A4
(LIBOR USD 3-Month plus 1.70%)
1.94%	07/25/23	[1]	32,088,427	31,706,681
SLM Student Loan Trust, Series 2008-5,
Class B
(LIBOR USD 3-Month plus 1.85%)
2.09%	07/25/73	[1]	37,199,000	34,057,251

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
SLM Student Loan Trust, Series 2008-6,
Class A4
(LIBOR USD 3-Month plus 1.10%)
1.34%	07/25/23	[1]	$13,426,420	$12,962,499
SLM Student Loan Trust, Series 2008-6,
Class B
(LIBOR USD 3-Month plus 1.85%)
2.09%	07/26/83	[1]	31,424,000	28,390,682
SLM Student Loan Trust, Series 2008-7,
Class B
(LIBOR USD 3-Month plus 1.85%)
2.09%	07/26/83	[1]	17,206,000	15,477,871
SLM Student Loan Trust, Series 2008-8,
Class A4
(LIBOR USD 3-Month plus 1.50%)
1.74%	04/25/23	[1]	2,851,048	2,832,533
SLM Student Loan Trust, Series 2008-8,
Class B
(LIBOR USD 3-Month plus 2.25%)
2.49%	10/25/75	[1]	625,000	602,078
SLM Student Loan Trust, Series 2008-9,
Class A
(LIBOR USD 3-Month plus 1.50%)
1.74%	04/25/23	[1]	65,585,503	64,401,739
SLM Student Loan Trust, Series 2008-9,
Class B
(LIBOR USD 3-Month plus 2.25%)
2.49%	10/25/83	[1]	45,100,000	43,329,306
SLM Student Loan Trust, Series 2009-3,
Class A
(LIBOR USD 1-Month plus 0.75%)
0.90%	01/25/45	[1,2]	166,508,680	162,704,373
SLM Student Loan Trust, Series 2011-1,
Class A2
(LIBOR USD 1-Month plus 1.15%)
1.30%	10/25/34	[1]	2,954,884	2,977,659
SLM Student Loan Trust, Series 2012-1,
Class A3
(LIBOR USD 1-Month plus 0.95%)
1.10%	09/25/28	[1]	633,450	607,546
SLM Student Loan Trust, Series 2012-2,
Class A
(LIBOR USD 1-Month plus 0.70%)
0.85%	01/25/29	[1]	13,376,096	12,444,624
SLM Student Loan Trust, Series 2012-3,
Class A
(LIBOR USD 1-Month plus 0.65%)
0.80%	12/27/38	[1]	15,707,402	15,382,287
SLM Student Loan Trust, Series 2012-7,
Class A3
(LIBOR USD 1-Month plus 0.65%)
0.80%	05/26/26	[1]	23,152,747	22,647,531

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2020 / 134

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2020 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
TCI-Flatiron CLO Ltd., Series 2016-1A,
Class AR (Cayman Islands)
(LIBOR USD 3-Month plus 1.22%)
1.49%	07/17/28	[1,2,3]	$56,745,000	$56,512,346
Treman Park CLO Ltd., Series 2015-1A,
Class ARR (Cayman Islands)
(LIBOR USD 3-Month plus 1.07%)
1.34%	10/20/28	[1,2,3]	21,585,000	21,441,244
Vermont Student Assistance Corp.,
Series 2012-1, Class A
(LIBOR USD 1-Month plus 0.70%)
0.85%	07/28/34	[1]	3,163,732	3,103,855
Voya CLO Ltd., Series 2014-3A, Class A1R
(Cayman Islands)
(LIBOR USD 3-Month plus 0.72%)
0.96%	07/25/26	[1,2,3]	9,033,298	9,001,118
Voya CLO Ltd., Series 2020-2A, Class A1
(Cayman Islands)
(LIBOR USD 3-Month plus 1.60%)
1.78%	07/19/31	[1,2,3]	44,530,000	44,513,390
Wachovia Student Loan Trust,
Series 2006-1, Class A6
(LIBOR USD 3-Month plus 0.17%)
0.41%	04/25/40	[1,2]	141,845	136,173

Total Asset-Backed Securities
(Cost $3,354,993,083)				3,299,094,932

BANK LOANS — 1.11%*
Automotive — 0.02%
Panther BF Aggregator 2 LP
Term Loan B, 1st Lien
(LIBOR plus 3.50%)
3.65%	04/30/26	[1]	20,034,474	19,571,176

Communications — 0.37%
CenturyLink, Inc.,
Term Loan A, 1st Lien
(LIBOR plus 2.00%)
2.15%	01/31/25	[1]	13,760,933	13,393,998
CenturyLink, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 2.25%)
2.40%	03/15/27	[1]	28,832,249	27,764,015
Charter Communications Operating LLC,
Term Loan B2, 1st Lien
(LIBOR plus 1.75%)
1.90%	02/01/27	[1]	7,989,474	7,821,815
CommScope, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 3.25%)
3.40%	04/04/26	[1]	15,608,628	15,253,297

Issues	Maturity Date		Principal Amount	Value
BANK LOANS (continued)
Communications (continued)
CSC Holdings LLC,
Term Loan B, 1st Lien
(LIBOR plus 2.25%)
2.40%	07/17/25	[1]	$3,854,883	$3,739,564
2.40%	01/15/26	[1]	24,930,735	24,161,996
CSC Holdings LLC,
Term Loan B5
(LIBOR plus 2.50%)
2.65%	04/15/27	[1]	6,965,000	6,772,035
Frontier Communications Corp.,
Term Loan B, 1st Lien
(PRIME plus 2.75%)
6.00%	06/17/24	[1]	80,814,512	79,748,164
Intelsat Jackson Holdings SA,
Term Loan B4, 1st Lien (Luxembourg)
(PRIME plus 5.50%)
8.75%	01/02/24	[1,3]	2,000,000	2,022,810
Intelsat Jackson Holdings SA,
Term Loan B5, 1st Lien (Luxembourg)
8.63%	01/02/24	[1,3]	25,379,651	25,733,951
Intelsat Jackson Holdings,
Delayed-Draw Term Loan, 1st Lien
(Luxembourg)
(LIBOR plus 5.50%)
6.50%	07/14/21	[1,3,8]	2,950,916	3,011,159
Level 3 Parent LLC,
Term Loan B, 1st Lien
(LIBOR plus 1.75%)
1.90%	03/01/27	[1]	22,889,876	22,217,486
T-Mobile USA, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 3.00%)
3.15%	04/01/27	[1]	68,009,550	68,039,814
Zayo Group Holdings, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 3.00%)
3.15%	03/09/27	[1]	34,327,500	33,389,673

				333,069,777

Consumer Discretionary — 0.03%
Reynolds Group Holdings, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 2.75%)
2.90%	02/06/23	[1]	23,941,849	23,706,979

Electric — 0.04%
Homer City Generation LP,
Term Loan B, 1st Lien[4]
(LIBOR plus 11.00%)
12.95%	04/05/23	[1,5,6,7]	7,960,085	5,771,061
Vistra Operations Co., LLC,
Term Loan B3, 1st Lien

See accompanying notes to Schedule of Portfolio Investments.

135 / Semi-Annual Report September 2020

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2020 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
BANK LOANS (continued)
Electric (continued)
(LIBOR plus 1.75%)
1.90%	12/31/25	[1]	$22,025,875	$21,738,217
1.90%	12/31/25	[1]	5,307,898	5,238,577

				32,747,855

Entertainment — 0.01%
CineWorld Finance US, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 2.25%)
2.52%	02/28/25	[1]	7,852,257	5,283,352

Finance — 0.08%
Auris Lux III SA,
Term Loan B, 1st Lien (Luxembourg)
(LIBOR plus 3.75%)
3.90%	02/27/26	[1,3]	1,481,206	1,375,055
Avolon TLB Borrower 1 U.S. LLC,
Term Loan B3, 1st Lien
(LIBOR plus 1.75%)
2.50%	01/15/25	[1]	6,520,459	6,356,078
Delos Finance SARL,
Term Loan B, 1st Lien
(LIBOR plus 1.75%)
1.97%	10/06/23	[1]	40,728,731	39,909,066
Telenet Financing USD LLC,
Term Loan AR, 1st Lien
(LIBOR plus 2.00%)
2.15%	04/30/28	[1]	28,600,000	27,675,076

				75,315,275

Food — 0.02%
Hostess Brands LLC,
Term Loan, 1st Lien
(LIBOR plus 2.25%)
3.00%	08/03/25	[1]	16,544,662	16,317,173
JBS USA LUX SA,
Term Loan B, 1st Lien (Canada)
(LIBOR plus 2.00%)
2.15%	05/01/26	[1,3]	1,127,689	1,100,766

				17,417,939

Gaming — 0.02%
Caesars Resort Collection LLC,
Term Loan B, 1st Lien
(LIBOR plus 4.50%)
4.65%	07/21/25	[1]	3,333,333	3,235,650
4.77%	07/21/25	[1]	1,666,667	1,617,825
Churchill Downs, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 2.00%)
2.15%	12/27/24	[1]	11,662,651	11,334,639

				16,188,114

Issues	Maturity Date		Principal Amount	Value
BANK LOANS (continued)
Health Care — 0.23%
Catalent Pharma Solutions, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 2.25%)
3.25%	05/10/26	[1]	$3,341,896	$3,333,541
Change Healthcare Holdings LLC,
Term Loan B, 1st Lien
(LIBOR plus 2.50%)
3.50%	03/01/24	[1]	16,096,098	15,783,028
Elanco Animal Health, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 1.75%)
1.91%	08/01/27	[1]	94,584,503	92,071,866
Gentiva Health Services, Inc.,
Term Loan, 1st Lien
(LIBOR plus 3.25%)
3.44%	07/02/25	[1]	6,545,345	6,422,652
Grifols Worldwide Operations USA, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 2.00%)
2.10%	11/15/27	[1]	7,989,625	7,841,697
HCA, Inc.,
Term Loan B12, 1st Lien
(LIBOR plus 1.75%)
1.90%	03/13/25	[1]	14,850,000	14,808,866
MPH Acquisition Holdings LLC,
Term Loan B, 1st Lien
(LIBOR plus 2.75%)
3.75%	06/07/23	[1]	10,417,776	10,270,833
Valeant Pharmaceuticals International, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 2.75%)
2.90%	11/27/25	[1]	4,578,947	4,480,683
(LIBOR plus 3.00%)
3.15%	06/02/25	[1]	49,607,873	48,719,148

				203,732,314

Industrials — 0.06%
Berry Plastics Group, Inc.,
Term Loan Y, 1st Lien
(LIBOR plus 2.00%)
2.16%	07/01/26	[1]	27,262,940	26,533,792
Clean Harbors, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 1.75%)
1.90%	06/30/24	[1]	2,931,818	2,931,452
Energizer Holdings, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 2.25%)
2.44%	12/17/25	[1]	1,254,000	1,239,893
Mauser Packaging Solutions Holdings,
Term Loan B, 1st Lien

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2020 / 136

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2020 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
BANK LOANS (continued)
Industrials (continued)
(LIBOR plus 3.25%)
3.52%	04/03/24	[1]	$4,248,046	$4,002,913
TransDigm, Inc.,
Term Loan E, 1st Lien
(LIBOR plus 2.25%)
2.40%	05/30/25	[1]	15,460,613	14,645,143
TransDigm, Inc.,
Term Loan F, 1st Lien
(LIBOR plus 2.25%)
2.40%	12/09/25	[1]	5,431,111	5,144,457

				54,497,650

Information Technology — 0.08%
Broadcom, Inc.,
Delayed-Draw Term Loan A3
(LIBOR plus 1.13%)
1.28%	11/04/22	[1]	26,223,327	26,223,327
IQVIA, Inc.,
Term Loan B1, 1st Lien
(LIBOR plus 1.75%)
1.90%	03/07/24	[1]	13,182,323	13,022,487
IQVIA, Inc.,
Term Loan B2, 1st Lien
(LIBOR plus 1.75%)
1.90%	01/17/25	[1]	8,929,963	8,837,896
IQVIA, Inc.,
Term Loan B3, 1st Lien
(LIBOR plus 1.75%)
1.97%	06/11/25	[1]	6,402,129	6,330,105
SS&C Technologies, Inc.,
Term Loan B3, 1st Lien
(LIBOR plus 1.75%)
1.90%	04/16/25	[1]	7,554,645	7,337,449
SS&C Technologies, Inc.,
Term Loan B4, 1st Lien
(LIBOR plus 1.75%)
1.90%	04/16/25	[1]	5,307,664	5,155,069
SS&C Technologies, Inc.,
Term Loan B5, 1st Lien
(LIBOR plus 1.75%)
1.90%	04/16/25	[1]	5,394,864	5,242,756

				72,149,089

Real Estate Investment Trust (REIT) — 0.07%
SBA Senior Finance II LLC,
Term Loan B, 1st Lien
(LIBOR plus 1.75%)
1.90%	04/11/25	[1]	44,065,700	43,029,054
VICI Properties 1 LLC,
Term Loan B, 1st Lien

Issues	Maturity Date		Principal Amount	Value
BANK LOANS (continued)
Real Estate Investment Trust (REIT) (continued)
(LIBOR plus 1.75%)
1.91%	12/20/24	[1]	$19,528,636	$18,923,932

				61,952,986

Retail — 0.02%
BC ULC/New Red Finance, Inc.,
Term Loan B, 1st Lien (Canada)
(LIBOR plus 1.75%)
1.90%	11/19/26	[1,3]	23,850,458	22,921,245

Services — 0.03%
GFL Environmental, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 3.00%)
4.00%	05/30/25	[1]	25,368,761	25,295,826
PowerTeam Services LLC,
Term Loan, 1st Lien
(LIBOR plus 3.25%)
4.25%	03/06/25	[1]	2,534,653	2,476,052

				27,771,878

Transportation — 0.03%
American Airlines, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 1.75%)
1.90%	01/29/27	[1]	8,100,000	5,978,003
United Airlines, Inc.,
Term Loan, 1st Lien
(LIBOR plus 1.75%)
1.89%	04/01/24	[1]	18,358,977	17,387,420

				23,365,423

Total Bank Loans
(Cost $997,454,543)				989,691,052

CORPORATES — 23.36%*
Automotive — 0.01%
Ford Motor Co.
7.45%	07/16/31		200,000	230,974
General Motors Co.
(LIBOR USD 3-Month plus 0.90%)
1.15%	09/10/21	[1]	8,685,000	8,685,751

				8,916,725

Banking — 2.55%
Bank of America Corp.
2.59%	04/29/31	[9]	22,385,000	23,728,105
Bank of America Corp. (MTN)
1.32%	06/19/26	[9]	13,430,000	13,523,493
2.33%	10/01/21	[9]	12,930,000	12,930,000
2.50%	02/13/31	[9]	16,292,000	17,005,824
4.08%	03/20/51	[9]	258,736,000	319,950,273

See accompanying notes to Schedule of Portfolio Investments.

137 / Semi-Annual Report September 2020

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2020 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Banking (continued)
Discover Bank (BKNT)
2.70%	02/06/30		$10,000,000	$10,436,486
3.20%	08/09/21		5,860,000	5,987,991
4.20%	08/08/23		13,795,000	15,104,571
Fifth Third Bancorp
2.55%	05/05/27		75,000	80,930
Global Bank Corp. (Panama)
5.25%	04/16/29	[2,3,9]	2,400,000	2,532,375
Grupo Aval Ltd. (Cayman Islands)
4.38%	02/04/30	[2,3]	1,175,000	1,135,755
HSBC Holdings PLC (United Kingdom)
2.01%	09/22/28	[3,9]	140,605,000	139,515,169
2.36%	08/18/31	[3,9]	88,280,000	87,390,088
3.95%	05/18/24	[3,9]	4,734,000	5,065,836
JPMorgan Chase & Co.
2.01%	03/13/26	[9]	115,010,000	119,578,327
2.18%	06/01/28	[9]	1,290,000	1,348,450
2.74%	10/15/30	[9]	52,285,000	56,104,654
3.11%	04/22/51	[9]	15,100,000	16,300,068
3.20%	06/15/26		10,055,000	11,169,445
3.21%	04/01/23	[9]	7,510,000	7,806,434
3.70%	05/06/30	[9]	30,000,000	34,422,222
4.02%	12/05/24	[9]	244,100,000	268,059,286
4.20%	07/23/29	[9]	2,000,000	2,371,251
4.25%	10/15/20		9,330,000	9,343,317
4.49%	03/24/31	[9]	12,105,000	14,792,326
Lloyds Bank PLC (United Kingdom)
6.38%	01/21/21	[3]	4,920,000	5,011,406
Lloyds Banking Group PLC
(United Kingdom)
2.86%	03/17/23	[3,9]	1,000,000	1,028,299
2.91%	11/07/23	[3,9]	133,775,000	138,817,515
3.87%	07/09/25	[3,9]	7,745,000	8,439,886
3.90%	03/12/24	[3]	36,376,000	39,568,205
4.05%	08/16/23	[3]	36,785,000	39,846,108
Santander UK Group Holdings PLC
(United Kingdom)
3.37%	01/05/24	[3,9]	69,825,000	73,013,367
4.80%	11/15/24	[3,9]	69,325,000	76,429,951
Santander UK PLC (United Kingdom)
5.00%	11/07/23	[2,3]	60,000	65,623
Wells Fargo & Co.
3.07%	04/30/41	[9]	150,710,000	158,358,814
Wells Fargo & Co. (MTN)
2.39%	06/02/28	[9]	135,185,000	141,253,165
2.88%	10/30/30	[9]	172,698,000	185,317,146
5.01%	04/04/51	[9]	160,398,000	220,682,336

				2,283,514,497

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Communications — 3.91%
AT&T, Inc.
3.10%	02/01/43		$39,000,000	$38,251,250
3.50%	09/15/53	[2]	11,278,000	10,956,395
3.88%	01/15/26		100,000	113,469
4.30%	12/15/42		35,790,000	40,323,575
4.35%	06/15/45		49,516,000	56,019,263
4.50%	05/15/35		48,155,000	56,828,970
4.50%	03/09/48		15,360,000	17,485,912
4.75%	05/15/46		150,947,000	177,877,394
4.80%	06/15/44		169,494,000	202,896,352
4.85%	03/01/39		4,620,000	5,563,965
5.25%	03/01/37		158,179,000	197,987,817
(LIBOR USD 3-Month plus 1.18%)
1.43%	06/12/24	[1]	50,000	51,033
C&W Senior Financing DAC (Ireland)
6.88%	09/15/27	[2,3]	3,150,000	3,280,174
CCO Holdings LLC/CCO Holdings
Capital Corp.
4.25%	02/01/31	[2]	85,541,000	88,481,472
4.50%	08/15/30	[2]	75,879,000	79,866,441
4.75%	03/01/30	[2]	6,192,000	6,563,520
5.13%	05/01/27	[2]	5,545,000	5,841,409
5.38%	06/01/29	[2]	18,207,000	19,752,592
CenturyLink, Inc.
4.00%	02/15/27	[2]	19,050,000	19,375,591
Charter Communications Operating LLC/
Charter Communications Operating Capital
3.75%	02/15/28		100,000	110,804
4.80%	03/01/50		15,318,000	17,374,288
4.91%	07/23/25		18,074,000	20,893,905
5.38%	04/01/38		2,030,000	2,459,990
5.38%	05/01/47		46,143,000	54,799,996
5.75%	04/01/48		26,342,000	32,838,991
Comcast Corp.
4.00%	11/01/49		1,865,000	2,264,946
4.60%	10/15/38		2,000,000	2,563,377
CSC Holdings LLC
3.38%	02/15/31	[2]	7,038,000	6,824,038
5.38%	02/01/28	[2]	621,000	657,484
5.50%	04/15/27	[2]	3,945,000	4,159,632
6.50%	02/01/29	[2]	6,447,000	7,160,199
6.75%	11/15/21		4,216,000	4,432,070
Fox Corp.
5.58%	01/25/49		12,075,000	16,733,904
Intelsat Jackson Holdings SA (Luxembourg)[4]
5.50%	08/01/23	[3,7]	28,726,000	18,097,380
8.50%	10/15/24	[2,3,7]	114,959,000	74,723,350
9.75%	07/15/25	[2,3,7]	29,653,000	19,495,855

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2020 / 138

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2020 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Communications (continued)
Koninklijke KPN NV (Netherlands)
8.38%	10/01/30	[3]	$36,548,000	$53,261,323
Level 3 Financing, Inc.
3.63%	01/15/29	[2]	16,784,000	16,591,556
3.88%	11/15/29	[2]	65,951,000	71,537,419
4.25%	07/01/28	[2]	20,465,000	20,784,169
4.63%	09/15/27	[2]	25,955,000	26,715,352
5.38%	01/15/24		1,147,000	1,155,889
5.38%	05/01/25		4,763,000	4,922,608
NBCUniversal Media LLC
4.45%	01/15/43		5,000,000	6,428,012
Qwest Corp.
7.25%	09/15/25		9,409,000	10,867,489
SES GLOBAL Americas Holdings GP
5.30%	03/25/44	[2]	50,505,000	53,593,386
SES SA (Luxembourg)
3.60%	04/04/23	[2,3]	16,882,000	17,433,195
Sirius XM Radio, Inc.
3.88%	08/01/22	[2]	1,910,000	1,935,069
Sprint Corp.
7.88%	09/15/23		12,820,000	14,751,013
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint
Spectrum Co. III LLC
3.36%	09/20/21	[2]	43,071,000	43,549,950
4.74%	03/20/25	[2]	91,031,000	98,711,741
5.15%	03/20/28	[2]	278,118,000	328,353,064
TEGNA, Inc.
5.50%	09/15/24	[2]	354,000	361,075
Time Warner Cable LLC
4.50%	09/15/42		18,977,000	20,643,006
5.50%	09/01/41		30,584,000	37,169,974
5.88%	11/15/40		41,652,000	52,431,538
T-Mobile USA, Inc.
3.88%	04/15/30	[2]	186,908,000	212,303,190
4.38%	04/15/40	[2]	6,315,000	7,408,569
4.50%	02/01/26		3,639,000	3,767,821
4.50%	04/15/50	[2]	5,000,000	6,007,750
4.75%	02/01/28		16,028,000	17,185,863
6.00%	03/01/23		48,736,000	48,923,634
6.00%	04/15/24		50,508,000	51,628,773
Verizon Communications, Inc.
4.40%	11/01/34		9,800,000	12,266,279
4.50%	08/10/33		2,000,000	2,541,840
ViacomCBS, Inc.
3.45%	10/04/26		2,913,000	3,104,405
3.70%	06/01/28		1,175,000	1,287,954
4.20%	05/19/32		47,870,000	54,712,600
4.95%	01/15/31		26,385,000	31,804,352
5.85%	09/01/43		11,842,000	14,869,136

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Communications (continued)
Virgin Media Secured Finance PLC
(United Kingdom)
4.50%	08/15/30	[2,3]	$12,389,000	$12,754,275
5.50%	08/15/26	[2,3]	19,102,000	19,949,651
5.50%	05/15/29	[2,3]	71,116,000	76,452,545
Vodafone Group PLC (United Kingdom)
3.75%	01/16/24	[3]	90,000	98,345
4.13%	05/30/25	[3]	20,399,000	23,263,574
4.25%	09/17/50	[3]	80,890,000	94,084,772
4.88%	06/19/49	[3]	159,972,500	199,624,348
5.25%	05/30/48	[3]	67,026,500	86,793,539
Walt Disney Co. (The)
2.00%	09/01/29		21,943,000	22,691,184
2.65%	01/13/31		123,025,000	132,934,068
2.75%	09/01/49		2,000,000	1,957,932
3.50%	05/13/40		80,500,000	91,338,828
3.60%	01/13/51		4,065,000	4,598,272
4.63%	03/23/40		46,500,000	59,213,674
5.40%	10/01/43		5,000,000	6,992,296

				3,494,863,100

Consumer Discretionary — 0.99%
Anheuser-Busch Cos. LLC/Anheuser-Busch
InBev Worldwide, Inc.
4.70%	02/01/36		2,033,000	2,452,666
4.90%	02/01/46		99,164,000	122,650,127
Anheuser-Busch InBev Worldwide, Inc.
4.35%	06/01/40		75,050,000	88,075,334
4.38%	04/15/38		2,780,000	3,246,952
4.60%	04/15/48		29,578,000	35,526,836
4.60%	06/01/60		63,922,000	77,625,862
5.45%	01/23/39		2,000,000	2,592,450
Bacardi Ltd. (Bermuda)
4.70%	05/15/28	[2,3]	10,826,000	12,597,135
5.15%	05/15/38	[2,3]	12,881,000	15,746,013
5.30%	05/15/48	[2,3]	39,836,000	50,088,269
BAT Capital Corp.
2.73%	03/25/31		59,075,000	58,925,408
3.98%	09/25/50		13,755,000	13,621,659
4.39%	08/15/37		66,445,000	72,016,662
4.54%	08/15/47		106,416,000	114,316,578
4.76%	09/06/49		20,502,000	22,337,886
5.28%	04/02/50		5,356,000	6,324,818
BAT International Finance PLC (EMTN) (United Kingdom)
2.25%	09/09/52	[3]	11,770,000	11,932,865
Constellation Brands, Inc.
2.88%	05/01/30		5,165,000	5,592,880
NIKE, Inc.
3.25%	03/27/40		12,500,000	14,321,137

See accompanying notes to Schedule of Portfolio Investments.

139 / Semi-Annual Report September 2020

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2020 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Consumer Discretionary (continued)
Reynolds American, Inc.
5.70%	08/15/35		$34,320,000	$43,050,871
5.85%	08/15/45		93,287,000	113,960,407
Spectrum Brands, Inc.
6.13%	12/15/24		1,369,000	1,409,671

				888,412,486

Electric — 0.72%
Alliant Energy Finance LLC
3.75%	06/15/23	[2]	31,081,000	33,397,600
American Electric Power Co., Inc., Series F
2.95%	12/15/22		4,511,000	4,721,698
American Electric Power Co., Inc., Series J
4.30%	12/01/28		18,480,000	21,849,671
Appalachian Power Co.
4.45%	06/01/45		100,000	122,702
Appalachian Power Co., Series Z
3.70%	05/01/50		17,575,000	20,020,922
Arizona Public Service Co.
3.35%	05/15/50		2,700,000	3,003,295
Black Hills Corp.
4.35%	05/01/33		40,000	47,501
Cleco Power LLC
6.00%	12/01/40		150,000	187,805
Consolidated Edison Co. of New York, Inc.
3.70%	11/15/59		5,740,000	6,586,096
Consolidated Edison Co. of New York, Inc.,
Series E
4.65%	12/01/48		14,546,000	18,961,189
Dominion Energy, Inc.
(LIBOR USD 3-Month plus 0.40%)
0.65%	12/01/20	[1,2]	45,075,000	45,092,077
Duke Energy Carolinas LLC
4.00%	09/30/42		11,040,000	13,643,028
4.25%	12/15/41		16,458,000	20,515,216
Evergy Missouri West, Inc.
8.27%	11/15/21		75,000	80,936
Evergy, Inc.
4.85%	06/01/21		2,521,000	2,565,998
FirstEnergy Corp., Series C
3.40%	03/01/50		5,000,000	4,881,610
FirstEnergy Transmission LLC
4.35%	01/15/25	[2]	23,330,000	25,953,943
4.55%	04/01/49	[2]	13,175,000	15,546,706
5.45%	07/15/44	[2]	24,625,000	31,571,311
ITC Holdings Corp.
3.65%	06/15/24		5,165,000	5,665,897
Jersey Central Power & Light Co.
4.30%	01/15/26	[2]	4,980,000	5,701,064

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Electric (continued)
4.70%	04/01/24	[2]	$37,747,000	$41,931,788
6.40%	05/15/36		11,630,000	16,198,696
LG&E and KU Energy LLC
4.38%	10/01/21		14,595,000	15,017,761
Metropolitan Edison Co.
3.50%	03/15/23	[2]	10,715,000	11,266,606
4.00%	04/15/25	[2]	35,719,000	40,048,109
4.30%	01/15/29	[2]	16,746,000	19,695,947
Minejesa Capital BV (Netherlands)
5.63%	08/10/37	[2,3]	4,400,000	4,553,109
Mong Duong Finance Holdings BV, Series REGS
(Netherlands)
5.13%	05/07/29	[3]	13,350,000	13,672,911
Narragansett Electric Co. (The)
3.40%	04/09/30	[2]	11,655,000	13,303,749
Niagara Mohawk Power Corp.
4.28%	12/15/28	[2]	17,900,000	21,584,632
Pennsylvania Electric Co.
3.25%	03/15/28	[2]	125,000	135,911
4.15%	04/15/25	[2]	28,335,000	31,193,245
Perusahaan Listrik Negara PT, Series REGS (EMTN)
(Indonesia)
6.15%	05/21/48	[3]	8,400,000	10,844,946
PNM Resources, Inc.
3.25%	03/09/21		34,395,000	34,789,885
Public Service Co. of New Mexico
3.85%	08/01/25		14,390,000	15,622,018
5.35%	10/01/21		5,065,000	5,231,908
Southwestern Electric Power Co.
3.55%	02/15/22		15,882,000	16,400,303
Southwestern Electric Power Co., Series K
2.75%	10/01/26		36,488,000	39,327,626
Tucson Electric Power Co.
4.85%	12/01/48		8,755,000	11,682,642

				642,618,057

Energy — 2.91%
Antero Resources Corp.
5.00%	03/01/25		77,293,000	48,453,049
5.13%	12/01/22		19,312,000	15,775,490
5.63%	06/01/23		16,813,000	12,357,555
BP Capital Markets America, Inc.
3.00%	02/24/50		5,060,000	4,894,199
3.63%	04/06/30		52,825,000	60,743,911
Cheniere Energy Partners LP
5.25%	10/01/25		7,040,000	7,208,960
Ecopetrol SA (Colombia)
5.88%	05/28/45	[3]	3,600,000	3,948,840

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2020 / 140

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2020 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Energy (continued)
Endeavor Energy Resources LP/EER Finance, Inc.
5.50%	01/30/26	[2]	$2,377,000	$2,363,629
5.75%	01/30/28	[2]	2,109,000	2,123,499
Energy Transfer Operating LP
3.75%	05/15/30		18,620,000	18,082,460
4.20%	04/15/27		10,000,000	10,366,447
4.90%	03/15/35		5,160,000	5,058,433
4.95%	06/15/28		11,678,000	12,381,962
5.00%	05/15/50		57,264,000	53,044,220
5.15%	03/15/45		65,922,000	59,937,990
5.25%	04/15/29		16,405,000	17,732,254
5.30%	04/15/47		10,163,000	9,471,126
5.50%	06/01/27		52,203,000	57,558,238
6.13%	12/15/45		15,976,000	16,231,268
6.25%	04/15/49		18,051,000	18,706,107
Enterprise Products Operating LLC
3.70%	01/31/51		5,000,000	4,925,433
4.85%	03/15/44		5,000,000	5,697,419
EQT Corp.
3.90%	10/01/27		73,955,000	68,223,487
Equinor ASA (Norway)
3.13%	04/06/30	[3]	4,980,000	5,623,149
3.70%	04/06/50	[3]	85,000	97,742
Exxon Mobil Corp.
2.61%	10/15/30		2,060,000	2,229,227
3.48%	03/19/30		36,527,000	42,220,347
3.57%	03/06/45		1,433,000	1,596,124
4.23%	03/19/40		131,363,000	161,387,511
4.33%	03/19/50		118,012,000	148,517,233
Gulfport Energy Corp.
6.38%	05/15/25		5,618,000	3,447,458
Hess Corp.
4.30%	04/01/27		15,205,000	15,954,454
5.60%	02/15/41		34,496,000	37,578,154
5.80%	04/01/47		19,270,000	21,154,116
6.00%	01/15/40		5,095,000	5,735,900
HollyFrontier Corp.
5.88%	04/01/26		15,800,000	17,311,743
KazMunayGas National Co. JSC,
Series REGS (Kazakhstan)
5.75%	04/19/47	[3]	15,807,000	18,870,397
Kinder Morgan Energy Partners LP
4.25%	09/01/24		100,000	110,804
4.70%	11/01/42		5,000,000	5,422,577
5.00%	08/15/42		5,775,000	6,434,903
5.40%	09/01/44		5,000,000	5,961,453
5.80%	03/15/35		9,835,000	11,854,794
Kinder Morgan, Inc.
5.30%	12/01/34		13,970,000	16,486,347

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Energy (continued)
5.55%	06/01/45		$10,641,000	$12,660,681
6.95%	06/01/28		5,465,000	6,601,124
Kinder Morgan, Inc. (GMTN)
7.80%	08/01/31		150,000	207,403
NGPL PipeCo LLC
4.38%	08/15/22	[2]	22,454,000	23,322,768
Noble Energy, Inc.
5.05%	11/15/44		8,018,000	10,532,111
Occidental Petroleum Corp.
4.40%	08/15/49		7,000,000	4,919,814
4.50%	07/15/44		16,521,000	11,895,526
Pertamina Persero PT (Indonesia)
3.10%	08/27/30	[2,3]	44,071,000	45,833,840
Petrobras Global Finance BV (Netherlands)
5.09%	01/15/30	[3]	40,263,000	42,360,702
Petroleos del Peru SA, Series REGS (Peru)
4.75%	06/19/32	[3]	21,996,000	23,838,165
Petroleos Mexicanos (Mexico)
5.95%	01/28/31	[2,3]	11,085,000	9,232,697
6.50%	01/23/29	[3]	80,000	71,996
6.63%	06/15/35	[3]	47,662,000	39,240,125
6.75%	09/21/47	[3]	148,565,000	113,503,660
6.95%	01/28/60	[2,3]	34,555,000	26,772,350
7.69%	01/23/50	[2,3]	112,817,000	94,850,893
Petronas Capital Ltd. (Malaysia)
3.50%	04/21/30	[2,3]	10,487,000	11,764,946
Plains All American Pipeline LP/PAA
Finance Corp.
3.55%	12/15/29		31,332,000	30,254,484
3.80%	09/15/30		5,000,000	4,862,314
4.50%	12/15/26		3,896,000	4,154,167
4.65%	10/15/25		50,090,000	54,114,231
Range Resources Corp.
4.88%	05/15/25		14,184,000	12,807,899
Rockies Express Pipeline LLC
4.80%	05/15/30	[2]	4,075,000	3,956,825
4.95%	07/15/29	[2]	79,995,000	77,931,190
6.88%	04/15/40	[2]	44,867,000	46,942,099
Ruby Pipeline LLC
7.75%	04/01/22	[2]	64,620,000	54,377,730
Sabine Pass Liquefaction LLC
4.20%	03/15/28		46,890,000	50,908,902
4.50%	05/15/30	[2]	10,825,000	12,217,046
5.00%	03/15/27		9,915,000	11,190,029
5.63%	03/01/25		8,892,000	10,196,228
5.75%	05/15/24		6,616,000	7,481,030
Saudi Arabian Oil Co.,
Series REGS (EMTN) (Saudi Arabia)
4.25%	04/16/39	[3]	5,663,000	6,536,801

See accompanying notes to Schedule of Portfolio Investments.

141 / Semi-Annual Report September 2020

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2020 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Energy (continued)
Shell International Finance BV (Netherlands)
2.38%	11/07/29	[3]	$56,614,000	$59,577,364
2.75%	04/06/30	[3]	12,855,000	14,091,547
3.25%	04/06/50	[3]	5,000,000	5,327,615
4.00%	05/10/46	[3]	24,758,000	28,925,725
4.38%	05/11/45	[3]	24,571,000	29,854,211
Southern Co. Gas Capital Corp.
4.40%	05/30/47		50,000	60,690
5.88%	03/15/41		12,990,000	18,064,746
Southern Gas Corridor CJSC,
Series REGS (Azerbaijan)
6.88%	03/24/26	[3]	27,592,000	31,430,047
Sunoco Logistics Partners Operations LP
3.90%	07/15/26		26,439,000	27,506,329
4.00%	10/01/27		12,583,000	12,866,065
5.30%	04/01/44		6,630,000	6,189,124
5.35%	05/15/45		4,421,000	4,144,832
5.40%	10/01/47		86,278,000	81,461,883
Targa Resources Partners LP/Targa Resources Partners
Finance Corp.
6.88%	01/15/29		7,086,000	7,607,964
TC PipeLines LP
3.90%	05/25/27		69,054,000	74,327,446
4.38%	03/13/25		44,100,000	47,962,258
4.65%	06/15/21		6,108,000	6,272,094
Texas Eastern Transmission LP
2.80%	10/15/22	[2]	75,000	77,259
TransMontaigne Partners LP/
TLP Finance Corp.
6.13%	02/15/26		26,170,000	27,151,375
Transocean Phoenix 2 Ltd.
(Cayman Islands)
7.75%	10/15/24	[2,3]	17,039,100	15,764,575
Transocean Pontus Ltd. (Cayman Islands)
6.13%	08/01/25	[2,3]	19,088,160	17,164,073
Transocean Poseidon Ltd. (Cayman Islands)
6.88%	02/01/27	[2,3]	31,359,000	25,290,406
Transocean Proteus Ltd. (Cayman Islands)
6.25%	12/01/24	[2,3]	14,595,750	13,099,686
USA Compression Partners LP/USA
Compression Finance Corp.
6.88%	04/01/26		22,772,000	22,615,443
6.88%	09/01/27		18,132,000	18,010,697
Williams Cos., Inc. (The)
3.90%	01/15/25		5,542,000	6,062,825
4.30%	03/04/24		8,994,000	9,833,264
4.50%	11/15/23		10,305,000	11,287,469
4.55%	06/24/24		10,196,000	11,289,331
5.10%	09/15/45		3,057,000	3,453,327
5.40%	03/04/44		5,000,000	5,601,088

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Energy (continued)
6.30%	04/15/40		$38,555,000	$47,719,944
7.88%	09/01/21		3,563,000	3,799,194

				2,602,710,081

Entertainment — 0.03%
Live Nation Entertainment, Inc.
4.75%	10/15/27	[2]	12,043,000	11,297,839
5.63%	03/15/26	[2]	14,000,000	13,537,682

				24,835,521

Finance — 3.49%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust
(Ireland)
3.30%	01/23/23	[3]	16,075,000	16,148,539
3.50%	05/26/22	[3]	24,610,000	24,856,744
3.65%	07/21/27	[3]	16,845,000	15,448,070
3.88%	01/23/28	[3]	5,015,000	4,658,300
3.95%	02/01/22	[3]	103,630,000	104,968,425
4.13%	07/03/23	[3]	2,815,000	2,874,491
4.45%	12/16/21	[3]	20,560,000	21,010,939
4.50%	05/15/21	[3]	10,100,000	10,293,693
4.63%	07/01/22	[3]	3,030,000	3,105,628
4.88%	01/16/24	[3]	34,985,000	36,140,745
5.00%	10/01/21	[3]	46,362,000	47,802,831
Air Lease Corp.
2.25%	01/15/23		18,850,000	18,984,335
3.00%	09/15/23		28,655,000	29,184,971
3.25%	03/01/25		19,930,000	20,303,318
3.25%	10/01/29		5,000,000	4,750,773
3.50%	01/15/22		48,195,000	49,453,600
3.75%	02/01/22		26,209,000	26,748,308
4.25%	09/15/24		5,554,000	5,798,834
4.63%	10/01/28		2,000,000	2,083,218
Air Lease Corp. (MTN)
2.30%	02/01/25		40,320,000	39,712,607
3.00%	02/01/30		2,000,000	1,864,930
4.25%	02/01/24		5,000,000	5,208,384
Alta Wind Holdings LLC
7.00%	06/30/35	[2,5,6]	4,107,717	5,002,681
Avolon Holdings Funding Ltd.
(Cayman Islands)
2.88%	02/15/25	[2,3]	43,160,000	39,618,540
3.63%	05/01/22	[2,3]	15,545,000	15,283,361
3.95%	07/01/24	[2,3]	35,499,000	34,013,922
5.13%	10/01/23	[2,3]	67,451,000	67,380,348
5.25%	05/15/24	[2,3]	22,545,000	22,619,216
5.50%	01/15/23	[2,3]	14,689,000	14,821,201
Citigroup, Inc.
2.57%	06/03/31	[9]	127,145,000	133,542,589
2.67%	01/29/31	[9]	30,000,000	31,702,935

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2020 / 142

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2020 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Finance (continued)
3.20%	10/21/26		$18,015,000	$19,898,859
Daimler Finance North America LLC
3.75%	11/05/21	[2]	5,103,000	5,275,565
(LIBOR USD 3-Month plus 0.90%)
1.18%	02/15/22	[1,2]	54,915,000	55,123,067
Discover Financial Services
3.85%	11/21/22		8,794,000	9,386,599
Ford Motor Credit Co. LLC
2.34%	11/02/20		47,443,000	47,443,000
3.20%	01/15/21		15,464,000	15,460,327
3.22%	01/09/22		98,287,000	98,527,803
3.34%	03/18/21		59,245,000	59,289,454
3.34%	03/28/22		46,346,000	46,221,504
3.47%	04/05/21		23,000,000	23,014,375
4.25%	09/20/22		19,823,000	20,027,177
5.09%	01/07/21		76,500,000	76,786,875
5.75%	02/01/21		59,254,000	59,772,473
(LIBOR USD 3-Month plus 0.81%)
1.04%	04/05/21	[1]	13,740,000	13,547,475
(LIBOR USD 3-Month plus 0.88%)
1.15%	10/12/21	[1]	58,605,000	56,313,753
(LIBOR USD 3-Month plus 1.08%)
1.33%	08/03/22	[1]	11,865,000	11,248,020
(LIBOR USD 3-Month plus 1.27%)
1.50%	03/28/22	[1]	62,180,000	59,400,899
(LIBOR USD 3-Month plus 3.14%)
3.36%	01/07/22	[1]	12,075,000	11,927,708
GE Capital Funding LLC
4.40%	05/15/30	[2]	69,625,000	74,915,215
GE Capital International Funding Co. (Ireland)
4.42%	11/15/35	[3]	364,032,000	382,306,097
General Motors Financial Co., Inc.
2.45%	11/06/20		12,986,000	13,007,010
3.15%	06/30/22		11,161,000	11,465,472
3.20%	07/06/21		31,220,000	31,698,828
3.45%	04/10/22		24,235,000	24,897,775
3.55%	04/09/21		65,795,000	66,673,507
3.70%	11/24/20		4,574,000	4,580,813
4.20%	03/01/21		26,759,000	27,078,764
4.20%	11/06/21		132,055,000	136,308,099
4.38%	09/25/21		91,205,000	94,111,677
(LIBOR USD 3-Month plus 0.85%)
1.12%	04/09/21	[1]	10,000,000	9,998,397
Goldman Sachs Group, Inc. (The)
2.60%	02/07/30		68,959,000	72,935,173
2.91%	06/05/23	[9]	4,605,000	4,767,806
3.27%	09/29/25	[9]	70,845,000	76,713,538
3.69%	06/05/28	[9]	6,397,000	7,166,629
3.80%	03/15/30		45,389,000	52,733,187

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Finance (continued)
3.81%	04/23/29	[9]	$1,390,000	$1,586,459
3.85%	01/26/27		140,000	157,805
Intercontinental Exchange, Inc.
1.85%	09/15/32		56,512,000	56,465,208
Morgan Stanley (MTN)
2.72%	07/22/25	[9]	10,000,000	10,632,364
Nationwide Building Society
(United Kingdom)
3.62%	04/26/23	[2,3,9]	7,320,000	7,609,078
3.77%	03/08/24	[2,3,9]	39,750,000	42,275,425
3.96%	07/18/30	[2,3,9]	10,000,000	11,310,216
4.36%	08/01/24	[2,3,9]	104,478,000	113,367,422
Park Aerospace Holdings Ltd.
(Cayman Islands)
3.63%	03/15/21	[2,3]	9,990,000	9,910,527
4.50%	03/15/23	[2,3]	35,061,000	34,763,596
5.50%	02/15/24	[2,3]	96,095,000	96,899,722
Pipeline Funding Co. LLC
7.50%	01/15/30	[2]	25,033,411	34,055,421
Raymond James Financial, Inc.
4.95%	07/15/46		56,046,000	72,737,681

				3,127,180,320

Food — 0.86%
Conagra Brands, Inc.
4.60%	11/01/25		9,443,000	10,974,731
(LIBOR USD 3-Month plus 0.50%)
0.77%	10/09/20	[1]	8,270,000	8,270,769
JBS USA LLC/JBS USA Finance, Inc. (Canada)
6.75%	02/15/28	[2,3]	5,000,000	5,450,000
JBS USA LUX SA/JBS USA
Food Co./JBS USA Finance, Inc. (Canada)
5.50%	01/15/30	[2,3]	13,548,000	14,763,527
6.50%	04/15/29	[2,3]	1,505,000	1,672,386
Kraft Heinz Foods Co.
3.75%	04/01/30	[2]	89,250,000	94,308,419
4.38%	06/01/46		118,727,000	122,012,652
4.63%	10/01/39	[2]	85,895,000	91,168,067
5.00%	07/15/35		51,292,000	59,259,338
5.00%	06/04/42		76,095,000	83,446,564
5.20%	07/15/45		40,111,000	43,975,460
6.50%	02/09/40		32,500,000	41,403,865
6.75%	03/15/32		3,475,000	4,599,789
6.88%	01/26/39		53,494,000	71,996,863
Kroger Co. (The)
5.40%	01/15/49		17,720,000	24,578,939
Pilgrim’s Pride Corp.
5.88%	09/30/27	[2]	21,463,000	22,323,056
Post Holdings, Inc.
4.63%	04/15/30	[2]	31,023,000	31,953,690

See accompanying notes to Schedule of Portfolio Investments.

143 / Semi-Annual Report September 2020

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2020 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Food (continued)
5.00%	08/15/26	[2]	$8,344,000	$8,567,077
5.50%	12/15/29	[2]	6,289,000	6,737,248
5.63%	01/15/28	[2]	18,230,000	19,412,033

				766,874,473

Gaming — 0.05%
Caesars Entertainment, Inc.
6.25%	07/01/25	[2]	20,423,000	21,374,249
Caesars Resort Collection LLC/CRC Finco, Inc.
5.75%	07/01/25	[2]	7,000,000	7,227,500
Churchill Downs, Inc.
5.50%	04/01/27	[2]	12,245,000	12,750,181
MGM Resorts International
6.00%	03/15/23		30,000	31,189

				41,383,119

Health Care — 3.53%
AbbVie, Inc.
3.20%	11/21/29	[2]	39,084,000	43,227,591
3.80%	03/15/25	[2]	90,388,000	100,836,202
3.85%	06/15/24	[2]	20,143,000	22,093,010
4.05%	11/21/39	[2]	2,025,000	2,327,355
4.25%	11/21/49	[2]	86,657,000	102,685,442
4.40%	11/06/42		99,381,000	118,091,582
4.45%	05/14/46		26,681,000	31,951,470
4.85%	06/15/44	[2]	6,130,000	7,640,163
4.88%	11/14/48		18,457,000	23,447,211
Aetna, Inc.
4.13%	11/15/42		6,375,000	7,298,809
Alcon Finance Corp.
2.60%	05/27/30	[2]	42,600,000	45,209,126
2.75%	09/23/26	[2]	5,000,000	5,440,327
Amgen, Inc.
4.40%	05/01/45		34,700,000	42,939,871
Banner Health
2.34%	01/01/30		16,165,000	16,800,865
Banner Health, Series 2020
3.18%	01/01/50		85,000	93,008
Bausch Health Americas, Inc.
9.25%	04/01/26	[2]	2,722,000	3,007,810
Bausch Health Cos., Inc. (Canada)
5.75%	08/15/27	[2,3]	2,000,000	2,132,500
7.00%	03/15/24	[2,3]	34,744,000	35,994,784
Bayer U.S. Finance II LLC
3.95%	04/15/45	[2]	10,790,000	11,281,843
4.25%	12/15/25	[2]	18,962,000	21,729,188
4.38%	12/15/28	[2]	123,100,000	144,740,918
4.40%	07/15/44	[2]	53,566,000	61,365,159
4.63%	06/25/38	[2]	36,299,000	43,460,965

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Health Care (continued)
4.88%	06/25/48	[2]	$110,606,000	$137,696,177
5.50%	08/15/25	[2]	13,932,000	16,644,214
5.50%	07/30/35	[2]	3,820,000	4,757,593
Bayer U.S. Finance LLC
3.38%	10/08/24	[2]	9,055,000	9,873,257
Becton Dickinson and Co.
2.82%	05/20/30		28,095,000	30,358,322
3.30%	03/01/23		10,000,000	10,566,430
3.36%	06/06/24		2,235,000	2,418,348
Boston Scientific Corp.
2.65%	06/01/30		34,865,000	37,164,114
Catalent Pharma Solutions, Inc.
4.88%	01/15/26	[2]	7,001,000	7,165,944
5.00%	07/15/27	[2]	13,935,000	14,515,950
Centene Corp.
3.00%	10/15/30		247,359,000	252,664,851
3.38%	02/15/30		5,175,000	5,369,063
4.25%	12/15/27		75,412,000	79,087,958
4.63%	12/15/29		44,767,000	48,346,345
4.75%	05/15/22		173,000	175,249
4.75%	01/15/25		2,785,000	2,865,904
5.38%	06/01/26	[2]	1,000,000	1,056,250
Cigna Corp.
2.40%	03/15/30		7,742,000	8,045,984
3.20%	03/15/40		4,157,000	4,394,995
3.40%	03/01/27		6,810,000	7,651,540
3.88%	10/15/47		35,257,000	39,324,192
4.38%	10/15/28		5,060,000	6,027,272
4.50%	02/25/26		6,097,000	7,127,542
4.80%	08/15/38		35,478,000	44,178,136
4.80%	07/15/46		38,613,000	48,499,470
4.90%	12/15/48		3,545,000	4,616,865
CVS Health Corp.
4.78%	03/25/38		23,581,000	28,800,855
4.88%	07/20/35		22,450,000	28,566,043
5.05%	03/25/48		133,900,000	171,014,188
5.13%	07/20/45		106,790,000	135,335,539
Elanco Animal Health, Inc.
4.91%	08/27/21		20,850,000	21,449,438
5.27%	08/28/23		37,890,000	40,708,069
5.90%	08/28/28		12,539,000	14,529,566
Encompass Health Corp.
4.50%	02/01/28		2,950,000	2,979,500
4.75%	02/01/30		43,800,000	44,510,874
Fresenius Medical Care U.S. Finance II, Inc.
5.88%	01/31/22	[2]	8,964,000	9,538,951
Hackensack Meridian Health, Inc.,
Series 2020
2.68%	09/01/41		35,000,000	34,598,208

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2020 / 144

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2020 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Health Care (continued)
2.88%	09/01/50		$13,880,000	$13,701,673
HCA, Inc.
4.13%	06/15/29		10,936,000	12,393,204
4.50%	02/15/27		2,431,000	2,734,042
4.75%	05/01/23		8,906,000	9,721,414
5.00%	03/15/24		70,701,000	79,208,401
5.13%	06/15/39		65,000	79,128
5.25%	04/15/25		12,749,000	14,729,672
5.25%	06/15/26		37,878,000	44,205,073
5.25%	06/15/49		200,307,000	245,792,714
5.50%	06/15/47		20,011,000	24,923,300
Hologic, Inc.
3.25%	02/15/29	[2]	10,792,000	10,879,685
Humana, Inc.
3.13%	08/15/29		34,439,000	38,190,869
Memorial Sloan-Kettering Cancer Center, Series 2015
4.20%	07/01/55		7,210,000	9,762,677
Methodist Hospital (The), Series 20A
2.71%	12/01/50		45,805,000	45,845,980
Molina Healthcare, Inc.
4.38%	06/15/28	[2]	5,815,000	5,935,912
4.88%	06/15/25	[2]	10,515,000	10,763,627
5.38%	11/15/22		16,345,000	17,111,172
NYU Langone Hospitals, Series 2020
3.38%	07/01/55		4,300,000	4,363,702
OhioHealth Corp., Series 2020
3.04%	11/15/50		19,675,000	21,731,361
Partners Healthcare System, Inc.,
Series 2020
3.34%	07/01/60		1,765,000	1,963,144
Royalty Pharma PLC (United Kingdom)
0.75%	09/02/23	[2,3]	11,885,000	11,872,651
1.75%	09/02/27	[2,3]	16,295,000	16,357,001
Teleflex, Inc.
4.25%	06/01/28	[2]	75,000	77,719
Tenet Healthcare Corp.
4.63%	09/01/24	[2]	37,212,000	37,497,695
4.63%	06/15/28	[2]	16,997,000	17,193,315
4.88%	01/01/26	[2]	24,522,000	24,997,727
5.13%	11/01/27	[2]	29,999,000	30,889,970
UnitedHealth Group, Inc.
3.70%	08/15/49		21,685,000	26,020,387
3.88%	08/15/59		10,320,000	12,648,975
4.25%	04/15/47		13,825,000	17,666,991
4.25%	06/15/48		20,000,000	25,544,496
4.45%	12/15/48		17,116,000	23,030,263
4.75%	07/15/45		31,236,000	42,483,583

				3,156,735,918

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Industrials — 0.53%
Amcor Finance USA, Inc.
3.63%	04/28/26		$11,781,000	$13,131,644
4.50%	05/15/28		4,285,000	5,027,551
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc.
(Ireland)
4.13%	08/15/26	[2,3]	9,159,000	9,307,834
BAE Systems PLC (United Kingdom)
1.90%	02/15/31	[2,3]	2,035,000	2,027,334
Ball Corp.
4.00%	11/15/23		9,532,000	10,153,963
Bemis Co., Inc.
2.63%	06/19/30		1,930,000	2,056,418
General Electric Co.
4.13%	10/09/42		6,416,000	6,519,516
4.25%	05/01/40		17,785,000	18,102,878
General Electric Co. (GMTN)
6.88%	01/10/39		4,273,000	5,501,547
General Electric Co. (MTN)
5.88%	01/14/38		102,907,000	119,981,515
(LIBOR USD 3-Month plus 0.38%)
0.63%	05/05/26	[1]	9,790,000	9,101,338
(LIBOR USD 3-Month plus 0.48%)
0.76%	08/15/36	[1]	11,550,000	7,878,277
General Electric Co., Series A (MTN)
6.75%	03/15/32		48,228,000	60,723,518
General Electric Co., Series NOTZ
(LIBOR USD 3-Month plus 1.00%)
1.28%	04/15/23	[1]	10,789,000	10,728,964
Graphic Packaging International LLC
3.50%	03/15/28	[2]	2,540,000	2,542,577
4.13%	08/15/24		1,325,000	1,392,767
4.75%	07/15/27	[2]	6,346,000	6,948,870
4.88%	11/15/22		5,665,000	5,904,431
L3 Technologies, Inc.
4.40%	06/15/28		45,000	53,272
L3Harris Technologies, Inc.
3.95%	05/28/24		12,890,000	14,229,073
Mauser Packaging Solutions Holding Co.
5.50%	04/15/24	[2]	2,344,000	2,355,720
OI European Group BV (Netherlands)
4.00%	03/15/23	[2,3]	3,364,000	3,426,722
PowerTeam Services LLC
9.03%	12/04/25	[2]	62,635,000	66,338,802
Sealed Air Corp.
4.00%	12/01/27	[2]	6,930,000	7,250,513
4.88%	12/01/22	[2]	6,050,000	6,326,102
5.13%	12/01/24	[2]	3,255,000	3,535,744
5.25%	04/01/23	[2]	3,800,000	4,022,851
5.50%	09/15/25	[2]	21,591,000	24,091,609

See accompanying notes to Schedule of Portfolio Investments.

145 / Semi-Annual Report September 2020

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2020 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Industrials (continued)
Trivium Packaging Finance BV (Netherlands)
5.50%	08/15/26	[2,3]	$41,072,000	$42,571,752

				471,233,102

Information Technology — 0.58%
Broadcom Corp./Broadcom Cayman
Finance Ltd.
3.63%	01/15/24		113,658,000	122,140,924
Broadcom, Inc.
3.13%	10/15/22		77,850,000	81,506,172
3.63%	10/15/24		23,025,000	25,119,840
Dell International LLC/EMC Corp.
4.42%	06/15/21	[2]	17,110,000	17,516,537
Fiserv, Inc.
2.65%	06/01/30		6,005,000	6,478,132
3.20%	07/01/26		25,905,000	28,780,047
4.40%	07/01/49		5,000,000	6,242,262
Intel Corp.
3.73%	12/08/47		8,198,000	9,775,687
4.60%	03/25/40		74,810,000	100,138,594
4.95%	03/25/60		20,230,000	29,577,144
IQVIA, Inc.
5.00%	05/15/27	[2]	4,072,000	4,285,780
Microsoft Corp.
2.68%	06/01/60		6,388,000	6,749,340
NXP BV/NXP Funding LLC (Netherlands)
3.88%	09/01/22	[2,3]	4,600,000	4,863,550
Oracle Corp.
3.60%	04/01/40		25,000,000	28,758,435
3.60%	04/01/50		31,480,000	35,682,391
4.00%	11/15/47		7,000,000	8,327,346
SS&C Technologies, Inc.
5.50%	09/30/27	[2]	3,053,000	3,248,300

				519,190,481

Insurance — 0.56%
Aon Corp.
2.80%	05/15/30		19,966,000	21,663,340
Berkshire Hathaway, Inc.
4.50%	02/11/43		5,000,000	6,665,365
Farmers Exchange Capital
7.05%	07/15/28	[2]	13,283,000	16,272,288
7.20%	07/15/48	[2]	18,415,000	26,026,245
Farmers Exchange Capital II
6.15%	11/01/53	[2,9]	61,460,000	77,670,075
Farmers Exchange Capital III
5.45%	10/15/54	[2,9]	68,575,000	82,890,031
Farmers Insurance Exchange
4.75%	11/01/57	[2,9]	17,080,000	17,813,408

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Insurance (continued)
Massachusetts Mutual Life Insurance Co.
3.38%	04/15/50	[2]	$1,435,000	$1,469,103
Nationwide Mutual Insurance Co.
2.54%	12/15/24	[2,9]	35,439,000	35,439,983
New York Life Insurance Co.
3.75%	05/15/50	[2]	28,810,000	32,630,708
Teachers Insurance & Annuity
Association of America
3.30%	05/15/50	[2]	148,750,000	152,719,093
4.27%	05/15/47	[2]	8,526,000	10,128,482
4.38%	09/15/54	[2,9]	19,950,000	21,296,625

				502,684,746

Materials — 0.35%
Corp. Nacional del Cobre de Chile,
Series REGS (Chile)
3.15%	01/14/30	[3]	30,738,000	32,779,195
Indonesia Asahan Aluminum Persero PT,
Series REGS (Indonesia)
6.53%	11/15/28	[3]	2,067,000	2,524,841
6.76%	11/15/48	[3]	13,119,000	16,968,115
Indonesia Asahan Aluminum Persero PT
(Indonesia)
6.53%	11/15/28	[2,3]	9,000,000	10,993,500
International Flavors & Fragrances, Inc.
5.00%	09/26/48		139,884,000	173,653,957
Nutrition & Biosciences, Inc.
2.30%	11/01/30	[2]	19,950,000	20,144,385
3.27%	11/15/40	[2]	20,000,000	20,283,550
3.47%	12/01/50	[2]	32,500,000	32,905,755
Sherwin-Williams Co. (The)
2.30%	05/15/30		4,155,000	4,342,922
3.30%	05/15/50		2,000,000	2,129,949

				316,726,169

Real Estate Investment Trust (REIT) — 0.99%
American Campus Communities
Operating Partnership LP
3.30%	07/15/26		21,300,000	22,838,599
3.63%	11/15/27		7,095,000	7,518,707
3.75%	04/15/23		45,679,000	48,057,908
3.88%	01/30/31		9,260,000	10,122,981
4.13%	07/01/24		4,095,000	4,418,339
Boston Properties LP
3.25%	01/30/31		20,060,000	21,650,873
4.13%	05/15/21		350,000	353,390
CyrusOne LP/CyrusOne Finance Corp.
2.15%	11/01/30		7,265,000	7,116,794
2.90%	11/15/24		78,983,000	83,874,812
3.45%	11/15/29		7,045,000	7,650,513

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2020 / 146

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Schedule of Portfolio Investments

September 30, 2020 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Real Estate Investment Trust (REIT) (continued)
GLP Capital LP/GLP Financing II, Inc.
3.35%	09/01/24		$31,852,000	$32,392,528
4.00%	01/15/30		30,000	31,200
5.25%	06/01/25		70,067,000	76,523,674
5.30%	01/15/29		34,755,000	38,907,527
5.38%	11/01/23		33,993,000	36,252,690
5.38%	04/15/26		98,421,000	109,264,534
5.75%	06/01/28		34,128,000	39,062,738
Healthcare Realty Trust, Inc.
2.05%	03/15/31		5,590,000	5,523,716
3.75%	04/15/23		20,945,000	22,498,485
3.88%	05/01/25		20,446,000	22,422,130
Healthcare Trust of America Holdings LP
2.00%	03/15/31		17,940,000	17,673,094
3.10%	02/15/30		5,095,000	5,527,275
3.75%	07/01/27		18,945,000	21,105,153
Healthpeak Properties, Inc.
3.00%	01/15/30		5,530,000	5,973,476
3.88%	08/15/24		19,274,000	21,304,298
4.20%	03/01/24		15,709,000	17,313,403
4.25%	11/15/23		1,768,000	1,932,013
Highwoods Realty LP
3.20%	06/15/21		25,000	25,241
Hudson Pacific Properties LP
3.95%	11/01/27		12,607,000	13,582,126
4.65%	04/01/29		9,585,000	10,950,682
Kilroy Realty LP
3.45%	12/15/24		28,590,000	30,274,776
Life Storage LP
3.88%	12/15/27		6,960,000	7,797,176
MGM Growth Properties Operating Partnership LP/MGP
Finance Co.-Issuer, Inc.
4.50%	01/15/28		1,322,000	1,351,494
5.63%	05/01/24		10,000	10,628
Mid-America Apartments LP
4.30%	10/15/23		9,636,000	10,538,223
SBA Communications Corp.
4.88%	09/01/24		2,524,000	2,593,410
SL Green Operating Partnership LP
3.25%	10/15/22		44,126,000	45,044,850
(LIBOR USD 3-Month plus 0.98%)
1.26%	08/16/21	[1]	21,735,000	21,584,519
SL Green Realty Corp.
4.50%	12/01/22		15,845,000	16,535,883
Ventas Realty LP
3.50%	02/01/25		12,540,000	13,563,211
3.75%	05/01/24		9,705,000	10,391,954
4.00%	03/01/28		2,000,000	2,179,564

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Real Estate Investment Trust (REIT) (continued)
Ventas Realty LP/Ventas Capital Corp.
3.25%	08/15/22		$7,357,000	$7,633,873
WEA Finance LLC
3.15%	04/05/22	[2]	6,330,000	6,434,542
Welltower, Inc.
3.75%	03/15/23		175,000	185,249

				887,988,251

Retail — 0.37%
Alimentation Couche-Tard, Inc. (Canada)
2.70%	07/26/22	[2,3]	3,828,000	3,950,773
2.95%	01/25/30	[2,3]	14,334,000	15,479,100
3.55%	07/26/27	[2,3]	9,320,000	10,307,788
3.80%	01/25/50	[2,3]	106,747,000	118,481,260
Family Dollar Stores, Inc.
5.00%	02/01/21		17,730,000	17,982,062
Lowe’s Cos., Inc.
3.70%	04/15/46		2,000,000	2,295,994
4.05%	05/03/47		2,000,000	2,392,374
4.55%	04/05/49		7,000,000	9,010,447
McDonald’s Corp. (MTN)
3.63%	05/01/43		5,000,000	5,619,711
4.70%	12/09/35		5,000,000	6,419,044
Rite Aid Corp.
8.00%	11/15/26	[2]	9,123,000	9,140,106
Starbucks Corp.
2.25%	03/12/30		42,345,000	44,002,049
3.35%	03/12/50		14,130,000	14,649,082
4.45%	08/15/49		4,000,000	4,873,990
Walgreens Boots Alliance, Inc.
3.45%	06/01/26		42,647,000	46,633,370
3.80%	11/18/24		6,358,000	7,002,519
4.80%	11/18/44		13,049,000	14,322,160

				332,561,829

Services — 0.46%
Brown University in Providence in the State of Rhode Island and Providence Plant, Series A
2.92%	09/01/50		14,650,000	16,008,988
DP World Crescent Ltd. (Cayman Islands)
4.85%	09/26/28	[2,3]	7,600,000	8,445,120
Duke University, Series 2020
2.83%	10/01/55		71,330,000	75,818,163
Emory University, Series 2020
2.14%	09/01/30		34,275,000	35,965,513
2.97%	09/01/50		4,755,000	5,225,435
Gartner, Inc.
3.75%	10/01/30	[2]	6,750,000	6,836,400

See accompanying notes to Schedule of Portfolio Investments.

147 / Semi-Annual Report September 2020

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Schedule of Portfolio Investments

September 30, 2020 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Services (continued)
Georgetown University (The), Series 20A
2.94%	04/01/50		$5,000,000	$4,991,714
GFL Environmental, Inc. (Canada)
3.75%	08/01/25	[2,3]	10,268,000	10,343,983
5.13%	12/15/26	[2,3]	3,974,000	4,109,968
Global Payments, Inc.
4.15%	08/15/49		7,000,000	8,213,946
IHS Markit Ltd. (Bermuda)
4.00%	03/01/26	[2,3]	17,806,000	19,894,911
4.13%	08/01/23	[3]	30,728,000	33,464,789
4.75%	02/15/25	[2,3]	34,306,000	38,953,091
4.75%	08/01/28	[3]	2,767,000	3,296,784
5.00%	11/01/22	[2,3]	83,285,000	89,512,090
Service Corp. International/U.S.
4.63%	12/15/27		1,922,000	2,041,347
Waste Pro USA, Inc.
5.50%	02/15/26	[2]	44,027,000	44,682,782
William Marsh Rice University
3.77%	05/15/55		5,735,000	7,405,681

				415,210,705

Transportation — 0.45%
America West Airlines Pass-Through Trust,
Series 2001-1, Class G
7.10%	04/02/21		3,075,754	3,014,311
American Airlines Pass-Through Trust,
Series 2011-1, Class A
5.25%	01/31/21		1,440,108	1,303,298
American Airlines Pass-Through Trust,
Series 2013-1, Class A
4.00%	07/15/25		12,964,834	10,823,141
American Airlines Pass-Through Trust,
Series 2013-2, Class A
4.95%	01/15/23		45,999,178	39,542,913
American Airlines Pass-Through Trust,
Series 2017-2, Class AA
3.35%	10/15/29		17,786,064	16,718,900
Burlington Northern Santa Fe LLC
4.05%	06/15/48		5,000,000	6,235,258
4.15%	12/15/48		2,000,000	2,545,716
Continental Airlines Pass-Through Trust,
Series 2000-1, Class A1
8.05%	11/01/20		1	1
Continental Airlines Pass-Through Trust,
Series 2000-2, Class A
7.71%	04/02/21		508,587	515,673
Continental Airlines Pass-Through Trust,
Series 2007-1, Class A
5.98%	04/19/22		55,307,296	54,296,494

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Transportation (continued)
Continental Airlines Pass-Through Trust,
Series 2007-1, Class B
6.90%	04/19/22		$245,371	$213,935
Continental Airlines Pass-Through Trust,
Series 2010-1, Class A
4.75%	01/12/21		312,714	311,043
Delta Air Lines Pass-Through Trust,
Series 2002-1, Class G1
6.72%	01/02/23		29,453,763	28,275,613
Delta Air Lines Pass-Through Trust,
Series 2020-1, Class AA
2.00%	06/10/28		90,146,000	87,603,662
Empresa de Transporte de Pasajeros Metro SA (Chile)
3.65%	05/07/30	[2,3]	9,660,000	10,728,637
JetBlue Airways Pass-Through Trust,
Series 2020-1, Class A
4.00%	11/15/32		10,650,000	10,961,402
Northwest Airlines Pass-Through Trust,
Series 2001-1, Class A1
7.04%	04/01/22		2,766,973	2,698,812
SMBC Aviation Capital Finance DAC (Ireland)
3.00%	07/15/22	[2,3]	20,315,000	20,727,384
U.S. Airways Pass-Through Trust,
Series 2001-1, Class G
7.08%	03/20/21		268,109	262,620
U.S. Airways Pass-Through Trust,
Series 2010-1, Class A
6.25%	04/22/23		14,272,128	12,879,780
U.S. Airways Pass-Through Trust,
Series 2011-1, Class A
7.13%	10/22/23		2,701,308	2,275,140
U.S. Airways Pass-Through Trust,
Series 2012-1, Class A
5.90%	10/01/24		34,401,124	32,337,056
U.S. Airways Pass-Through Trust,
Series 2012-2, Class A
4.63%	06/03/25		8,373	6,855
Union Pacific Corp.
3.80%	10/01/51		5,000,000	5,959,382
3.84%	03/20/60		2,000,000	2,336,036
3.88%	02/01/55		5,000,000	6,042,250
United Airlines Pass-Through Trust,
Series 2013-1, Class A
4.30%	08/15/25		13,240,849	12,820,418
United Airlines Pass-Through Trust,
Series 2018-1, Class AA
3.50%	03/01/30		31,720,423	29,499,993

				400,935,723

Water — 0.02%
American Water Capital Corp.
2.80%	05/01/30		5,000,000	5,487,938

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2020 / 148

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Schedule of Portfolio Investments

September 30, 2020 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Water (continued)
3.45%	06/01/29		$11,839,000	$13,568,062

				19,056,000

Total Corporates
(Cost $19,758,252,262)				20,903,631,303

FOREIGN GOVERNMENT OBLIGATIONS — 0.85%
Foreign Government Obligations — 0.85%
Abu Dhabi Government International Bond,
Series REGS (United Arab Emirates)
2.50%	09/30/29	[3]	38,500,000	41,216,868
Colombia Government International Bond
(Colombia)
3.00%	01/30/30	[3]	20,859,000	21,367,438
3.88%	04/25/27	[3]	13,311,000	14,377,211
5.20%	05/15/49	[3]	2,102,000	2,546,704
Croatia Government International Bond,
Series REGS (Croatia)
6.00%	01/26/24	[3]	18,065,000	20,966,691
Dominican Republic International Bond
(Dominican Republic)
4.50%	01/30/30	[2,3]	1,095,000	1,076,864
Dominican Republic International Bond,
Series REGS (Dominican Republic)
5.50%	01/27/25	[3]	12,019,000	12,815,379
6.00%	07/19/28	[3]	31,022,000	33,474,677
Egypt Government International Bond
(Egypt)
5.58%	02/21/23	[2,3]	4,700,000	4,840,812
7.60%	03/01/29	[2,3]	3,550,000	3,650,738
Hungary Government International Bond
(Hungary)
5.38%	03/25/24	[3]	23,298,000	26,743,681
Indonesia Government International Bond
(Indonesia)
2.85%	02/14/30	[3]	12,786,000	13,479,241
Mexico Government International Bond
(Mexico)
3.25%	04/16/30	[3]	81,682,000	83,871,894
3.75%	01/11/28	[3]	10,635,000	11,454,227
4.50%	04/22/29	[3]	11,767,000	13,218,871
4.60%	01/23/46	[3]	18,506,000	19,902,625
Mexico Government International Bond
(MTN) (Mexico)
4.75%	03/08/44	[3]	8,694,000	9,560,683
Panama Government International Bond
(Panama)
3.16%	01/23/30	[3]	57,474,000	62,611,313
3.88%	03/17/28	[3]	13,200,000	14,976,720
Paraguay Government International Bond
(Paraguay)
4.95%	04/28/31	[2,3]	3,477,000	4,021,151

Issues	Maturity Date		Principal Amount	Value
FOREIGN GOVERNMENT OBLIGATIONS (continued)
Foreign Government Obligations
(continued)
Perusahaan Penerbit SBSN Indonesia III
(Indonesia)
2.80%	06/23/30	[2,3]	$17,340,000	$17,906,255
Perusahaan Penerbit SBSN Indonesia III,
Series REGS (Indonesia)
4.15%	03/29/27	[3]	5,100,000	5,752,641
Peruvian Government International Bond
(Peru)
2.84%	06/20/30	[3]	28,449,000	31,039,566
4.13%	08/25/27	[3]	31,282,000	36,521,735
Qatar Government International Bond,
Series REGS (Qatar)
4.50%	04/23/28	[3]	30,438,000	36,463,202
4.63%	06/02/46	[3]	11,215,000	14,755,576
Republic of South Africa Government
International Bond (South Africa)
4.30%	10/12/28	[3]	38,733,000	36,220,429
4.85%	09/30/29	[3]	7,939,000	7,594,662
5.75%	09/30/49	[3]	8,800,000	7,502,000
Russian Foreign Bond - Eurobond,
Series REGS (Russia)
4.25%	06/23/27	[3]	7,200,000	8,122,680
4.38%	03/21/29	[3]	19,200,000	22,108,800
4.75%	05/27/26	[3]	9,400,000	10,794,960
Saudi Government International Bond,
Series REGS (EMTN) (Saudi Arabia)
3.25%	10/22/30	[3]	10,350,000	11,266,182
3.63%	03/04/28	[3]	24,942,000	27,688,862
4.50%	10/26/46	[3]	8,741,000	10,517,608
Saudi Government International Bond
(Saudi Arabia)
2.75%	02/03/32	[2,3]	3,080,000	3,210,130
3.75%	01/21/55	[2,3]	4,255,000	4,615,399
4.00%	04/17/25	[2,3]	8,420,000	9,371,460
Uruguay Government International Bond
(Uruguay)
4.38%	10/27/27	[3]	26,063,777	30,168,822
4.38%	01/23/31	[3]	10,570,000	12,601,422

Total Foreign Government Obligations
(Cost $720,339,812)				760,396,179

MORTGAGE-BACKED — 38.90%**
Non-Agency Commercial
Mortgage-Backed — 0.98%
Banc of America Merrill Lynch Commercial
Mortgage Trust, Series 2018-PARK, Class A
4.23%	08/10/38	[2,9]	122,930,000	144,993,726
Bayview Commercial Asset Trust,
Series 2004-1, Class A
(LIBOR USD 1-Month plus 0.54%)

See accompanying notes to Schedule of Portfolio Investments.

149 / Semi-Annual Report September 2020

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2020 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Commercial
Mortgage-Backed (continued)
0.69%	04/25/34	[1,2]	$20,894	$20,842
Bayview Commercial Asset Trust,
Series 2004-2, Class A
(LIBOR USD 1-Month plus 0.65%)
0.79%	08/25/34	[1,2]	198,033	192,994
BB-UBS Trust,
Series 2012-SHOW, Class A
3.43%	11/05/36	[2]	8,640,000	8,414,804
Benchmark Mortgage Trust,
Series 2018-B2, Class A5
3.88%	02/15/51	[9]	7,085,000	8,281,710
BX Trust, Series 2019-OC11, Class A
3.20%	12/09/41	[2]	42,270,000	45,056,244
CALI Mortgage Trust, Series 2019-101C,
Class A
3.96%	03/10/39	[2]	80,255,000	94,599,229
CALI Mortgage Trust, Series 2019-101C,
Class XA (IO)
0.44%	03/10/39	[2,9]	272,551,000	6,301,502
Century Plaza Towers, Series 2019-CPT,
Class A
2.87%	11/13/39	[2]	32,645,000	35,780,647
Citigroup Commercial Mortgage Trust,
Series 2015-GC31, Class A4
3.76%	06/10/48		10,000,000	11,188,699
Commercial Mortgage Trust,
Series 2013-CR12, Class A4
4.05%	10/10/46		440,000	479,495
DC Office Trust, Series 2019-MTC, Class A
2.97%	09/15/45	[2]	31,135,000	34,503,689
Eleven Madison Mortgage Trust,
Series 2015-11MD, Class A
3.67%	09/10/35	[2,9]	1,362,500	1,480,387
GE Business Loan Trust, Series 2007-1A,
Class A
(LIBOR USD 1-Month plus 0.17%)
0.32%	04/15/35	[1,2]	3,553,040	3,553,040
Hudson Yards Mortgage Trust,
Series 2019-30HY, Class A
3.23%	07/10/39	[2]	84,915,000	95,686,052
Hudson Yards Mortgage Trust,
Series 2019-55HY, Class A
3.04%	12/10/41	[2,9]	81,025,000	90,037,135
JPMorgan Chase Commercial Mortgage
Securities Trust, Series 2015-JP1,
Class A5
3.91%	01/15/49		8,610,000	9,788,725
JPMorgan Chase Commercial Mortgage
Securities Trust, Series 2019-OSB,
Class A
3.40%	06/05/39	[2]	50,000	56,944

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Commercial
Mortgage-Backed (continued)
Lehman Brothers Small Balance Commercial
Mortgage Trust, Series 2007-1A, Class 2A3
5.62%	03/25/37	[2,9]	$1,359,507	$1,308,823
MKT Mortgage Trust, Series 2020-525M,
Class A
2.69%	02/12/40	[2]	70,000	74,584
Natixis Commercial Mortgage Securities
Trust, Series 2020-2PAC, Class A
2.97%	12/15/38	[2]	55,000	56,961
One Bryant Park Trust,
Series 2019-OBP, Class A
2.52%	09/15/54	[2]	147,667,000	158,332,803
Queens Center Mortgage Trust,
Series 2013-QCA, Class A
3.28%	01/11/37	[2]	15,810,000	15,923,674
RBS Commercial Funding, Inc., Trust,
Series 2013-GSP, Class A
3.96%	01/15/32	[2,9]	48,830,000	51,062,124
SFAVE Commercial Mortgage Securities
Trust, Series 2015-5AVE, Class A1
3.87%	01/05/43	[2,9]	48,465,000	51,245,461
SFAVE Commercial Mortgage Securities
Trust, Series 2015-5AVE, Class A2B
4.14%	01/05/43	[2,9]	8,710,000	8,210,002

				876,630,296

Non-Agency Mortgage-Backed — 5.85%
Aames Mortgage Trust,
Series 2002-1, Class A3
(STEP-reset date 11/25/20)
7.40%	06/25/32		36,243	36,822
Accredited Mortgage Loan Trust,
Series 2007-1, Class A4
(LIBOR USD 1-Month plus 0.22%)
0.37%	02/25/37	[1]	35,652,674	35,150,881
ACE Securities Corp. Home Equity Loan
Trust, Series 2004-IN1, Class A1
(LIBOR USD 1-Month plus 0.64%)
0.79%	05/25/34	[1]	179,843	166,580
ACE Securities Corp. Home Equity Loan
Trust, Series 2006-HE3, Class A2C
(LIBOR USD 1-Month plus 0.15%)
0.30%	06/25/36	[1]	3,123,402	2,619,242
ACE Securities Corp. Home Equity Loan
Trust, Series 2007-ASAP2, Class A1
(LIBOR USD 1-Month plus 0.19%)
0.34%	06/25/37	[1]	39,287,962	32,099,306
Adjustable Rate Mortgage Trust,
Series 2005-10, Class 6A1
(LIBOR USD 1-Month plus 0.54%)
0.69%	01/25/36	[1]	286,674	271,790

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2020 / 150

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Schedule of Portfolio Investments

September 30, 2020 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed
(continued)
Adjustable Rate Mortgage Trust,
Series 2006-3, Class 4A32
(LIBOR USD 1-Month plus 0.20%)
0.35%	08/25/36	[1]	$4,967,361	$4,996,016
Aegis Asset-Backed Securities Trust,
Series 2005-5, Class 1A4
(LIBOR USD 1-Month plus 0.35%)
0.50%	12/25/35	[1]	101,226	100,380
Ajax Mortgage Loan Trust,
Series 2019-F, Class A1
(STEP-reset date 10/25/20)
2.86%	07/25/59	[2]	239,871	247,898
Alternative Loan Trust,
Series 2004-J6, Class 2A1
6.50%	11/25/31		6,975	7,296
Alternative Loan Trust,
Series 2005-38, Class A1
(Federal Reserve US 12-Month Cumulative
Average plus 1.50%)
2.52%	09/25/35	[1]	454,444	395,625
Alternative Loan Trust,
Series 2005-76, Class 2A1
(Federal Reserve US 12-Month Cumulative
Average plus 1.00%)
2.02%	02/25/36	[1]	50,970,248	49,237,144
Alternative Loan Trust,
Series 2005-84, Class 1A1
3.15%	02/25/36	[9]	43,509	34,857
Alternative Loan Trust,
Series 2006-HY13, Class 4A1
3.84%	02/25/37	[9]	1,377,227	1,330,708
Alternative Loan Trust,
Series 2006-OC5, Class 2A2A
(LIBOR USD 1-Month plus 0.17%)
0.32%	06/25/46	[1]	125,398	145,527
Alternative Loan Trust,
Series 2007-J1, Class 2A1
(LIBOR USD 1-Month plus 0.20%)
0.35%	03/25/37	[1]	596,004	128,156
American Home Mortgage Assets Trust,
Series 2006-3, Class 2A12
(Federal Reserve US 12-Month Cumulative
Average plus 1.15%)
2.17%	10/25/46	[1]	43,285,914	35,517,287
American Home Mortgage Assets Trust,
Series 2007-2, Class A1
(LIBOR USD 1-Month plus 0.13%)
0.27%	03/25/47	[1]	20,797,774	19,132,005
American Home Mortgage Investment Trust,
Series 2004-3, Class 2A
(LIBOR USD 6-Month plus 1.50%)
1.81%	10/25/34	[1]	5,657,043	5,628,160

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed
(continued)
Ameriquest Mortgage Securities Trust,
Series 2006-R1, Class M1
(LIBOR USD 1-Month plus 0.39%)
0.54%	03/25/36	[1]	$12,900,839	$12,842,079
Ameriquest Mortgage Securities, Inc.,
Asset-Backed Pass-Through Certificates,
Series 2004-R10, Class A1
(LIBOR USD 1-Month plus 0.66%)
0.81%	11/25/34	[1]	16,339,344	15,498,604
Ameriquest Mortgage Securities, Inc.,
Asset-Backed Pass-Through Certificates,
Series 2005-R11, Class M1
(LIBOR USD 1-Month plus 0.45%)
0.60%	01/25/36	[1]	6,038,652	6,055,368
Amresco Residential Securities Corp.
Mortgage Loan Trust, Series 1998-1,
Class A5 (STEP-reset date 11/25/20)
6.47%	10/25/27		31,848	32,487
Argent Securities, Inc., Asset-Backed
Pass-Through Certificates, Series 2005-W2,
Class M1
(LIBOR USD 1-Month plus 0.49%)
0.64%	10/25/35	[1]	250,000	247,325
Argent Securities, Inc., Asset-Backed
Pass-Through Certificates, Series 2005-W3,
Class A1
(LIBOR USD 1-Month plus 0.26%)
0.41%	11/25/35	[1]	17,096,809	16,149,262
Argent Securities, Inc., Asset-Backed
Pass-Through Certificates, Series 2005-W3,
Class M1
(LIBOR USD 1-Month plus 0.44%)
0.59%	11/25/35	[1]	19,840,000	19,220,563
Asset-Backed Funding Certificates,
Series 2005-HE1, Class M1
(LIBOR USD 1-Month plus 0.63%)
0.78%	03/25/35	[1]	3,634,906	3,631,683
Asset-Backed Funding Certificates,
Series 2006-OPT3, Class A3B
(LIBOR USD 1-Month plus 0.16%)
0.31%	11/25/36	[1]	49,573,220	30,237,914
Asset-Backed Funding Certificates,
Series 2007-WMC1, Class A2A
(LIBOR USD 1-Month plus 0.75%)
0.90%	06/25/37	[1]	28,691,158	25,501,851
Asset-Backed Funding Certificates,
Series 2007-WMC1, Class A2B
(LIBOR USD 1-Month plus 1.00%)
1.15%	06/25/37	[1]	20,959,896	19,051,514
Asset-Backed Securities Corp. Home Equity
Loan Trust, Series 2006-HE5, Class A1
(LIBOR USD 1-Month plus 0.13%)

See accompanying notes to Schedule of Portfolio Investments.

151 / Semi-Annual Report September 2020

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Schedule of Portfolio Investments

September 30, 2020 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed
(continued)
0.27%	07/25/36	[1]	$8,496,512	$8,070,354
Asset-Backed Securities Corp. Home Equity
Loan Trust, Series 2006-HE6, Class A5
(LIBOR USD 1-Month plus 0.23%)
0.38%	11/25/36	[1]	18,411,000	16,581,755
Banc of America Funding Trust,
Series 2003-2, Class 1A1
6.50%	06/25/32		12,113	12,451
Banc of America Funding Trust,
Series 2006-D, Class 3A1
3.54%	05/20/36	[9]	4,368,481	4,183,564
Banc of America Funding Trust,
Series 2006-E, Class 2A1
3.44%	06/20/36	[9]	62,412	58,653
Banc of America Funding Trust,
Series 2006-G, Class 2A1
(LIBOR USD 1-Month plus 0.44%)
0.60%	07/20/36	[1]	2,481,623	2,493,137
Banc of America Funding Trust,
Series 2006-H, Class 3A1
3.11%	09/20/46	[9]	1,053,717	944,352
Banc of America Funding Trust,
Series 2014-R8, Class A1
(LIBOR USD 1-Month plus 0.24%)
0.39%	06/26/36	[1,2]	1,276,929	1,284,853
Banc of America Funding Trust,
Series 2015-R2, Class 1A1
(LIBOR USD 1-Month plus 0.14%)
0.29%	08/27/36	[1,2]	19,090,307	18,111,566
Banc of America Funding Trust,
Series 2015-R2, Class 3A1
(LIBOR USD 1-Month plus 0.26%)
0.41%	04/29/37	[1,2]	2,540,929	2,555,550
Banc of America Funding Trust,
Series 2015-R2, Class 7A1
(LIBOR USD 1-Month plus 0.28%)
0.43%	09/29/36	[1,2]	206,702	208,451
Banc of America Funding Trust,
Series 2015-R2, Class 9A1
(LIBOR USD 1-Month plus 0.22%)
0.36%	03/27/36	[1,2]	1,914,823	1,923,147
Banc of America Funding Trust,
Series 2015-R5, Class 1A1
(LIBOR USD 1-Month plus 0.13%)
0.28%	10/26/36	[1,2]	4,759,269	4,755,153
Banc of America Funding Trust,
Series 2015-R5, Class 1A2
(LIBOR USD 1-Month plus 0.13%)
0.28%	10/26/36	[1,2]	42,536,000	41,077,636

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed
(continued)
Banc of America Funding Trust,
Series 2016-R1, Class A1
2.50%	03/25/40	[2,9]	$15,067,475	$15,215,552
Banc of America Funding Trust,
Series 2016-R1, Class B2
3.50%	03/25/40	[2,9]	23,780,000	22,079,984
Banc of America Mortgage Trust,
Series 2004-F, Class 1A1
2.87%	07/25/34	[9]	29,476	29,041
Banc of America Mortgage Trust,
Series 2005-C, Class 2A2
3.95%	04/25/35	[9]	289,940	291,374
Banc of America Mortgage Trust,
Series 2006-2, Class A2
(-1.00 X LIBOR USD 1-Month plus 6.00%, 6.00% Cap)
6.00%	07/25/46	[1]	106,784	105,135
Banc of America Mortgage Trust,
Series 2007-1, Class 1A24
6.00%	03/25/37		669,593	668,757
Banc of America Mortgage Trust,
Series 2007-3, Class 1A1
6.00%	09/25/37		321,577	321,108
BCAP LLC Trust, Series 2007-AA2,
Class 2A5
6.00%	04/25/37		272,958	210,073
BCAP LLC Trust, Series 2007-AA5,
Class A1
(LIBOR USD 1-Month plus 0.65%)
0.80%	09/25/47	[1]	18,669,416	17,639,232
Bear Stearns ALT-A Trust, Series 2005-4,
Class 22A2
3.57%	05/25/35	[9]	14,957	15,211
Bear Stearns ALT-A Trust, Series 2005-7,
Class 11A1
(LIBOR USD 1-Month plus 0.54%)
0.69%	08/25/35	[1]	205,913	207,297
Bear Stearns ALT-A Trust, Series 2006-4,
Class 32A1
3.39%	07/25/36	[9]	1,724,786	1,149,967
Bear Stearns ARM Trust, Series 2004-1,
Class 13A2
3.93%	04/25/34	[9]	7,352	7,145
Bear Stearns ARM Trust, Series 2004-10,
Class 14A1
3.72%	01/25/35	[9]	2,489,289	2,450,975
Bear Stearns ARM Trust, Series 2006-4,
Class 2A1
3.28%	10/25/36	[9]	412,778	382,317
Bear Stearns Asset-Backed Securities I
Trust, Series 2005-AC5, Class 2A3
(LIBOR USD 1-Month plus 0.25%)
0.40%	11/01/20	[1]	1,485,800	839,171

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2020 / 152

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Schedule of Portfolio Investments

September 30, 2020 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed
(continued)
Bear Stearns Asset-Backed Securities I
Trust, Series 2006-AC2, Class 21A3
6.00%	03/25/36		$431,765	$454,847
Bear Stearns Asset-Backed Securities I
Trust, Series 2006-HE9, Class 3A
(LIBOR USD 1-Month plus 0.14%)
0.29%	11/25/36	[1]	7,236,342	6,715,821
Bear Stearns Asset-Backed Securities Trust,
Series 2003-AC7, Class A1
(STEP-reset date 11/25/20)
5.50%	01/25/34		598,826	618,235
Bear Stearns Asset-Backed Securities Trust,
Series 2003-AC7, Class A2
(STEP-reset date 11/25/20)
5.75%	01/25/34		539,882	557,932
Bear Stearns Mortgage Funding Trust,
Series 2006-AR3, Class 1A1
(LIBOR USD 1-Month plus 0.18%)
0.33%	10/25/36	[1]	1,530,853	1,381,750
Bear Stearns Mortgage Funding Trust,
Series 2006-AR5, Class 1A1
(LIBOR USD 1-Month plus 0.16%)
0.31%	12/25/46	[1]	19,884,824	18,295,457
Bear Stearns Mortgage Funding Trust,
Series 2007-AR5, Class 1A1A
(LIBOR USD 1-Month plus 0.17%)
0.32%	06/25/47	[1]	445,479	401,666
Carrington Mortgage Loan Trust,
Series 2005-NC5, Class M1
(LIBOR USD 1-Month plus 0.48%)
0.63%	10/25/35	[1]	337,752	337,786
Carrington Mortgage Loan Trust,
Series 2006-NC1, Class A4
(LIBOR USD 1-Month plus 0.31%)
0.46%	01/25/36	[1]	44,522,459	44,203,322
Carrington Mortgage Loan Trust,
Series 2006-OPT1, Class M1
(LIBOR USD 1-Month plus 0.35%)
0.50%	02/25/36	[1]	155,000	152,317
Centex Home Equity Loan Trust,
Series 2006-A, Class AV4
(LIBOR USD 1-Month plus 0.25%)
0.40%	06/25/36	[1]	2,144,120	2,118,198
Chase Funding Trust,
Series 2003-5, Class 2A2
(LIBOR USD 1-Month plus 0.60%)
0.75%	07/25/33	[1]	3,059	2,599
Chase Funding Trust,
Series 2004-2, Class 2A2
(LIBOR USD 1-Month plus 0.50%)
0.65%	02/26/35	[1]	5,668	4,935

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed
(continued)
Chase Mortgage Finance Trust,
Series 2006-A1, Class 1A2
3.37%	09/25/36	[9]	$636,593	$565,960
Chase Mortgage Finance Trust,
Series 2006-S3, Class 2A1
5.50%	11/25/21		1,582,610	992,016
Chase Mortgage Finance Trust,
Series 2007-A2, Class 2A3
3.53%	06/25/35	[9]	1,589,078	1,582,356
ChaseFlex Trust, Series 2005-2, Class 4A2
5.50%	11/01/20		397,430	266,823
ChaseFlex Trust, Series 2006-2, Class A2B
(LIBOR USD 1-Month plus 0.20%)
0.35%	09/25/36	[1]	7,243,779	5,871,985
CIM Trust, Series 2017-5, Class A2A
2.50%	05/25/57	[2,9]	35,934,712	36,063,721
CIM Trust, Series 2017-6, Class A1
3.02%	06/25/57	[2,9]	46,935,973	47,864,085
CIM Trust, Series 2017-8, Class A1
3.00%	12/25/65	[2,9]	93,503,058	93,775,208
CIM Trust, Series 2017-8, Class A2
4.00%	12/25/65	[2,9]	214,013,000	217,679,193
CIM Trust, Series 2018-R1, Class A1
3.65%	05/25/55	[2,9]	92,353,474	85,679,176
CIM Trust, Series 2018-R2, Class A1
3.69%	08/25/57	[2,9]	63,199,684	61,606,060
CIM Trust, Series 2018-R4, Class A1
4.07%	12/26/57	[2,9]	47,302,917	49,025,396
CIM Trust, Series 2018-R5, Class A1
3.75%	07/25/58	[2,9]	109,894,275	106,646,240
CIM Trust, Series 2018-R6, Class A1
(LIBOR USD 1-Month plus 1.08%)
1.23%	09/25/58	[1,2]	92,503,847	91,017,782
CIM Trust, Series 2019-R1, Class A
3.25%	10/25/58	[2,9]	243,447,736	226,477,578
CIM Trust, Series 2019-R3, Class A
2.63%	06/25/58	[2,9]	184,740,507	182,117,654
CIM Trust, Series 2019-R4, Class A1
3.00%	10/25/59	[2,9]	168,234,180	157,325,993
CIM Trust, Series 2020-R1, Class A1
2.85%	10/27/59	[2,9]	211,038,987	184,182,102
CIM Trust, Series 2020-R3, Class A1A
4.00%	01/26/60	[2,9]	216,832,169	217,623,498
CIM Trust, Series 2020-R4, Class A1A
3.30%	06/25/60	[2,9]	113,309,092	115,384,246
CIT Mortgage Loan Trust, Series 2007-1,
Class 1A
(LIBOR USD 1-Month plus 1.35%)
1.50%	10/25/37	[1,2]	45,797,012	46,007,395

See accompanying notes to Schedule of Portfolio Investments.

153 / Semi-Annual Report September 2020

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2020 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed
(continued)
Citicorp Mortgage Securities, Inc.,
Series 2005-1, Class 1A12
5.00%	02/25/35		$183,237	$187,908
Citicorp Residential Mortgage Trust,
Series 2006-2, Class A5
(STEP-reset date 11/25/20)
5.25%	09/25/36		269,721	256,894
Citicorp Residential Mortgage Trust,
Series 2007-1, Class A5
(STEP-reset date 11/25/20)
5.20%	03/25/37		631,395	654,149
Citigroup Mortgage Loan Trust, Inc.,
Series 2004-HYB1, Class A41
2.92%	02/25/34	[9]	32,528	32,460
Citigroup Mortgage Loan Trust, Inc.,
Series 2005-5, Class 3A2A
2.91%	10/25/35	[9]	528,292	375,789
Citigroup Mortgage Loan Trust, Inc.,
Series 2005-9, Class 1A1
(LIBOR USD 1-Month plus 0.26%)
0.41%	11/25/35	[1]	138,318	114,618
Citigroup Mortgage Loan Trust, Inc.,
Series 2006-AR2, Class 1A1
3.85%	03/25/36	[9]	10,075,861	8,926,900
Citigroup Mortgage Loan Trust, Inc.,
Series 2006-AR3, Class 1A2A
3.93%	06/25/36	[9]	2,737,051	2,572,891
Citigroup Mortgage Loan Trust, Inc.,
Series 2006-HE2, Class M1
(LIBOR USD 1-Month plus 0.29%)
0.44%	08/25/36	[1]	305,000	299,366
Citigroup Mortgage Loan Trust, Inc.,
Series 2006-WF2, Class A1
(STEP-reset date 11/25/20)
6.75%	05/25/36		40,084,676	28,973,837
Citigroup Mortgage Loan Trust, Inc.,
Series 2007-6, Class 1A4A
2.82%	03/25/37	[9]	308,867	265,119
Citigroup Mortgage Loan Trust, Inc.,
Series 2007-AR5, Class 1A1A
3.94%	04/25/37	[9]	84,370	82,153
Citigroup Mortgage Loan Trust, Inc.,
Series 2007-WFH3, Class A3
(LIBOR USD 1-Month plus 0.25%)
0.40%	06/25/37	[1]	358,317	355,539
Citigroup Mortgage Loan Trust, Inc.,
Series 2014-5, Class 2A2
(LIBOR USD 1-Month plus 1.75%)
2.21%	02/20/36	[1,2]	11,639,619	10,962,099
Citigroup Mortgage Loan Trust, Inc.,
Series 2015-2, Class 1A1
(LIBOR USD 1-Month plus 0.20%)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed
(continued)
0.38%	06/25/47	[1,2]	$4,458,736	$4,463,704
Citigroup Mortgage Loan Trust, Inc.,
Series 2015-2, Class 4A1
(LIBOR USD 1-Month plus 0.70%)
1.87%	03/25/47	[1,2]	9,693,386	9,540,085
Citigroup Mortgage Loan Trust, Inc.,
Series 2015-3, Class 1A1
(LIBOR USD 1-Month plus 0.27%)
0.72%	03/25/36	[1,2]	2,575,652	2,576,227
Conseco Finance Corp., Series 1996-7,
Class M1
7.70%	09/15/26	[9]	1,722,488	1,776,439
Conseco Finance Corp., Series 1998-3,
Class A6
6.76%	03/01/30	[9]	665,862	668,275
Conseco Finance Corp., Series 1998-6,
Class A8
6.66%	06/01/30	[9]	770,782	783,229
Conseco Finance Home Equity Loan Trust,
Series 2002-C, Class BF2
8.00%	06/15/32	[2,9]	33,890	34,086
Countrywide Asset-Backed Certificates Trust,
Series 2005-11, Class AF4
5.21%	03/25/34	[9]	1,854,201	1,866,062
Countrywide Asset-Backed Certificates Trust,
Series 2005-13, Class AF4
5.81%	04/25/36	[9]	210,182	208,427
Countrywide Asset-Backed Certificates Trust,
Series 2005-AB2, Class 1A1
(LIBOR USD 1-Month plus 0.46%)
0.61%	11/25/35	[1]	7,619,156	7,596,435
Countrywide Asset-Backed Certificates Trust,
Series 2007-13, Class 2A2
(LIBOR USD 1-Month plus 0.80%)
0.95%	10/25/47	[1]	10,521,806	10,354,041
Countrywide Home Loan Mortgage
Pass-Through Trust, Series 2001-HYB1,
Class 1A1
2.07%	06/19/31	[9]	8,871	8,879
Countrywide Home Loan Mortgage
Pass-Through Trust, Series 2003-J8,
Class 1A4
5.25%	09/25/23		43,543	44,243
Countrywide Home Loan Mortgage
Pass-Through Trust, Series 2004-14,
Class 4A1
2.66%	08/25/34	[9]	916,049	871,288
Countrywide Home Loan Mortgage
Pass-Through Trust, Series 2004-25,
Class 1A1
(LIBOR USD 1-Month plus 0.66%)
0.81%	02/25/35	[1]	100,382	96,247

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2020 / 154

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Schedule of Portfolio Investments

September 30, 2020 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed
(continued)
Countrywide Home Loan Mortgage
Pass-Through Trust, Series 2004-7,
Class 2A1
3.56%	06/25/34	[9]	$68,936	$71,808
Countrywide Home Loan Mortgage
Pass-Through Trust, Series 2004-HYB3,
Class 1A
3.89%	06/20/34	[9]	19,821	19,750
Countrywide Home Loan Mortgage
Pass-Through Trust, Series 2004-HYB4,
Class 2A1
2.97%	09/20/34	[9]	805,399	784,329
Countrywide Home Loan Mortgage
Pass-Through Trust, Series 2005-11,
Class 1A2
4.12%	04/25/35	[9]	812,466	816,730
Countrywide Home Loan Mortgage
Pass-Through Trust, Series 2005-31,
Class 2A3
3.31%	01/25/36	[9]	129,359	125,378
Countrywide Home Loan Mortgage
Pass-Through Trust, Series 2005-9,
Class 1A1
(LIBOR USD 1-Month plus 0.60%)
0.75%	05/25/35	[1]	3,353,914	2,773,263
Countrywide Home Loan Mortgage
Pass-Through Trust, Series 2007-HY5,
Class 1A1
3.34%	09/25/47	[9]	835,691	754,277
Countrywide Home Loan Mortgage
Pass-Through Trust, Series 2007-HYB1,
Class 1A1
3.03%	03/25/37	[9]	1,125,000	970,972
Credit Suisse First Boston Mortgage
Securities Corp., Series 2003-AR20,
Class 2A4
3.22%	08/25/33	[9]	11,691	12,025
Credit Suisse First Boston Mortgage
Securities Corp., Series 2005-6,
Class 8A1
4.50%	11/01/20		3,005	3,195
Credit Suisse First Boston Mortgage-Backed
Pass-Through Certificates, Series 2004-1,
Class 2A1
6.50%	02/25/34		24,240	25,239
Credit Suisse First Boston Mortgage-Backed
Pass-Through Certificates, Series 2004-AR5,
Class 6A1
3.52%	06/25/34	[9]	105,868	108,679
Credit Suisse Mortgage Capital Trust,
Series 2006-2, Class 5A1
(LIBOR USD 1-Month plus 0.70%)
0.85%	03/25/36	[1]	3,669,598	1,220,396

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed
(continued)
Credit Suisse Mortgage Capital Trust,
Series 2007-2, Class 3A4
5.50%	03/25/37		$1,643,707	$1,350,755
Credit Suisse Mortgage Capital Trust,
Series 2014-12R, Class 1A1
(LIBOR USD 1-Month plus 1.75%)
1.91%	08/27/36	[1,2]	4,398,032	4,402,812
Credit Suisse Mortgage Capital Trust,
Series 2015-1R, Class 5A1
2.99%	09/27/35	[2,9]	1,470,267	1,474,010
Credit Suisse Mortgage Capital Trust,
Series 2015-2R, Class 4A1
0.38%	06/27/47	[2,9]	6,050,923	6,053,317
Credit Suisse Mortgage Capital Trust,
Series 2015-6R, Class 2A1
(LIBOR USD 1-Month plus 0.20%)
0.38%	11/27/46	[1,2]	6,280,808	6,133,461
Credit Suisse Mortgage Capital Trust,
Series 2020-RPL2, Class A12
3.51%	02/25/60	[2]	23,649,376	23,911,307
Credit-Based Asset Servicing and
Securitization LLC, Mortgage Loan Trust,
Series 2007-CB2, Class A2C
(STEP-reset date 11/25/20)
3.85%	02/25/37		31,932,057	26,628,181
Credit-Based Asset Servicing and
Securitization LLC, Mortgage Loan Trust,
Series 2007-CB2, Class A2D
(STEP-reset date 11/25/20)
3.85%	02/25/37		23,379,020	19,490,968
Credit-Based Asset Servicing and
Securitization LLC, Mortgage Loan Trust,
Series 2007-CB2, Class A2E
(STEP-reset date 11/25/20)
3.85%	02/25/37		4,251,439	3,545,077
Credit-Based Asset Servicing and
Securitization LLC, Series 2003-CB1,
Class AF (STEP-reset date 11/25/20)
3.95%	01/25/33		12,467	12,831
Credit-Based Asset Servicing and
Securitization LLC, Series 2003-CB4,
Class M1
(LIBOR USD 1-Month plus 1.04%)
1.18%	03/25/33	[1]	2,569,961	2,512,072
Credit-Based Asset Servicing and
Securitization LLC, Series 2003-CB5,
Class M1
(LIBOR USD 1-Month plus 1.02%)
1.17%	11/25/33	[1]	71,933	70,396
Credit-Based Asset Servicing and
Securitization LLC, Series 2006-CB7,
Class A1
(LIBOR USD 1-Month plus 0.14%)
0.29%	10/25/36	[1]	50,430,076	41,751,216

See accompanying notes to Schedule of Portfolio Investments.

155 / Semi-Annual Report September 2020

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2020 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed
(continued)
Credit-Based Asset Servicing and
Securitization LLC, Series 2006-CB8,
Class A1
(LIBOR USD 1-Month plus 0.14%)
0.29%	10/25/36	[1]	$15,328,563	$13,332,421
Credit-Based Asset Servicing and
Securitization LLC, Series 2006-CB9,
Class A3
(LIBOR USD 1-Month plus 0.15%)
0.30%	11/25/36	[1]	28,983,238	17,999,553
Credit-Based Asset Servicing and
Securitization LLC, Series 2007-CB1,
Class AF4 (STEP-reset date 11/25/20)
3.37%	01/25/37		7,025,756	3,112,116
Credit-Based Asset Servicing and
Securitization LLC, Series 2007-CB1,
Class AF5 (STEP-reset date 11/25/20)
3.37%	01/25/37		13,203,068	5,852,342
Credit-Based Asset Servicing and
Securitization LLC, Series 2007-CB5,
Class A2
(LIBOR USD 1-Month plus 0.17%)
0.32%	04/25/37	[1]	26,468,944	20,469,572
CSAB Mortgage-Backed Trust,
Series 2006-4, Class A6B
(STEP-reset date 11/25/20)
5.78%	12/25/36		5,268,016	434,353
Deutsche ALT-A Securities Mortgage Loan
Trust, Series 2006-AR3, Class A1
(LIBOR USD 1-Month plus 0.19%)
0.34%	08/25/36	[1]	3,190,408	2,987,392
Deutsche ALT-A Securities Mortgage Loan
Trust, Series 2006-AR4, Class A1
(LIBOR USD 1-Month plus 0.13%)
0.28%	12/25/36	[1]	1,819,221	950,141
Deutsche ALT-A Securities Mortgage Loan
Trust, Series 2006-AR6, Class AR6
(LIBOR USD 1-Month plus 0.19%)
0.34%	02/25/37	[1]	607,287	549,119
Deutsche ALT-A Securities Mortgage Loan
Trust, Series 2007-3, Class 1A1
(LIBOR USD 1-Month plus 1.70%)
1.86%	10/25/47	[1]	31,648,413	28,153,359
Deutsche ALT-A Securities Mortgage Loan
Trust, Series 2007-OA3, Class A1
(LIBOR USD 1-Month plus 0.14%)
0.29%	07/25/47	[1]	46,005,720	41,538,238
Deutsche ALT-A Securities, Inc. Mortgage
Loan Trust, Series 2005-6, Class 1A7
5.50%	12/25/35		356,530	357,494
Deutsche ALT-A Securities, Inc. Mortgage
Loan Trust, Series 2006-AR1, Class 2A1
3.64%	02/25/36	[9]	822,835	763,061

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed
(continued)
DSLA Mortgage Loan Trust,
Series 2004-AR4, Class 2A1A
(LIBOR USD 1-Month plus 0.36%)
0.52%	01/19/45	[1]	$2,178,116	$1,890,259
DSLA Mortgage Loan Trust,
Series 2005-AR1, Class 2A1A
(LIBOR USD 1-Month plus 0.50%)
0.66%	02/19/45	[1]	210,589	206,278
DSLA Mortgage Loan Trust,
Series 2005-AR3, Class 2A1A
(LIBOR USD 1-Month plus 0.24%)
0.40%	07/19/45	[1]	153,290	144,107
DSLA Mortgage Loan Trust,
Series 2006-AR2, Class 2A1A
(LIBOR USD 1-Month plus 0.20%)
0.36%	10/19/36	[1]	17,322,374	15,124,270
DSLA Mortgage Loan Trust,
Series 2007-AR1, Class 2A1A
(LIBOR USD 1-Month plus 0.14%)
0.30%	03/19/37	[1]	8,360,902	7,527,933
Equity One Mortgage Pass-Through Trust,
Series 2002-4, Class M1
5.22%	02/25/33	[9]	9,284	9,411
Equity One Mortgage Pass-Through Trust,
Series 2002-5, Class M1
(STEP-reset date 11/25/20)
5.80%	11/25/32		36,213	37,905
First Franklin Mortgage Loan Trust,
Series 2006-FF13, Class A2C
(LIBOR USD 1-Month plus 0.16%)
0.31%	10/25/36	[1]	13,756,979	11,079,311
First Franklin Mortgage Loan Trust,
Series 2006-FF13, Class A2D
(LIBOR USD 1-Month plus 0.24%)
0.39%	10/25/36	[1]	867,482	708,196
First Franklin Mortgage Loan Trust,
Series 2006-FF18, Class A2B
(LIBOR USD 1-Month plus 0.11%)
0.26%	12/25/37	[1]	7,322,529	6,712,700
First Franklin Mortgage Loan Trust,
Series 2006-FF18, Class A2C
(LIBOR USD 1-Month plus 0.16%)
0.31%	12/25/37	[1]	20,137,612	18,552,160
First Franklin Mortgage Loan Trust,
Series 2006-FF18, Class A2D
(LIBOR USD 1-Month plus 0.21%)
0.36%	12/25/37	[1]	14,595,085	13,512,415
First Franklin Mortgage Loan Trust,
Series 2006-FF5, Class 1A
(LIBOR USD 1-Month plus 0.15%)
0.30%	04/25/36	[1]	20,981,660	20,568,985

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2020 / 156

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Schedule of Portfolio Investments

September 30, 2020 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed
(continued)
First Franklin Mortgage Loan Trust,
Series 2006-FF8, Class IIA4
(LIBOR USD 1-Month plus 0.23%)
0.38%	07/25/36	[1]	$31,440,000	$29,829,671
First Franklin Mortgage Loan Trust,
Series 2007-FF1, Class A2C
(LIBOR USD 1-Month plus 0.14%)
0.29%	01/25/38	[1]	67,929,577	47,639,128
First Franklin Mortgage Loan Trust,
Series 2007-FF2, Class A1
(LIBOR USD 1-Month plus 0.14%)
0.29%	03/25/37	[1]	61,906,416	44,106,099
First Franklin Mortgage Loan Trust,
Series 2007-FF2, Class A2B
(LIBOR USD 1-Month plus 0.10%)
0.25%	03/25/37	[1]	25,783,758	16,306,301
First Franklin Mortgage Loan Trust,
Series 2007-FF2, Class A2C
(LIBOR USD 1-Month plus 0.15%)
0.30%	03/25/37	[1]	14,781,416	9,448,623
First Franklin Mortgage Loan Trust,
Series 2007-FF2, Class A2D
(LIBOR USD 1-Month plus 0.22%)
0.37%	03/25/37	[1]	27,522,605	17,855,015
First Horizon Alternative Mortgage Securities
Trust, Series 2004-AA2, Class 1A1
2.62%	08/25/34	[9]	6,175,551	6,137,942
First Horizon Alternative Mortgage Securities
Trust, Series 2004-AA3, Class A1
2.47%	09/25/34	[9]	20,918	20,418
First Horizon Alternative Mortgage Securities
Trust, Series 2004-AA4, Class A1
3.04%	10/25/34	[9]	1,089,038	1,087,294
First Horizon Alternative Mortgage Securities
Trust, Series 2005-AA10, Class 1A1
3.26%	12/25/35	[9]	12,880,713	12,032,521
First Horizon Alternative Mortgage Securities
Trust, Series 2005-AA12, Class 2A1
2.75%	02/25/36	[9]	13,954,640	11,585,353
First Horizon Alternative Mortgage Securities
Trust, Series 2005-AA4, Class 2A1
3.00%	06/25/35	[9]	13,809,684	13,082,673
First Horizon Alternative Mortgage Securities
Trust, Series 2005-AA7, Class 2A1
2.55%	09/25/35	[9]	11,340,488	10,814,352
First Horizon Alternative Mortgage Securities
Trust, Series 2005-AA8, Class 2A1
2.45%	10/25/35	[9]	13,146,770	10,125,219
First Horizon Alternative Mortgage Securities
Trust, Series 2005-AA9, Class 2A1
3.26%	11/25/35	[9]	13,798,984	12,594,599

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed
(continued)
First Horizon Alternative Mortgage Securities
Trust, Series 2006-AA1, Class 1A1
2.54%	03/25/36	[9]	$15,983,982	$13,348,452
First Horizon Alternative Mortgage Securities
Trust, Series 2006-FA8, Class 1A7
6.00%	02/25/37		10,458	7,127
First Horizon Mortgage Pass-Through Trust,
Series 2004-AR6, Class 2A1
4.29%	12/25/34	[9]	176,357	175,895
First Horizon Mortgage Pass-Through Trust,
Series 2006-AR4, Class 1A2
3.95%	01/25/37	[9]	71,867	52,267
First Horizon Mortgage Pass-Through Trust,
Series 2007-AR3, Class 1A1
3.11%	11/25/37	[9]	153,214	115,383
FNBA Mortgage Loan Trust,
Series 2004-AR1, Class A2
(LIBOR USD 1-Month plus 0.40%)
0.56%	08/19/34	[1]	2,243	2,239
GMACM Home Equity Loan Trust,
Series 2000-HE2, Class A1
(LIBOR USD 1-Month plus 0.44%)
0.61%	06/25/30	[1]	16,402	13,314
GMACM Mortgage Corp. Loan Trust,
Series 2005-AR6, Class 3A1
3.60%	11/19/35	[9]	451,016	414,171
GMACM Mortgage Corp. Loan Trust,
Series 2006-AR2, Class 1A1
3.27%	05/19/36	[9]	1,566,534	891,398
GreenPoint Mortgage Funding Trust,
Series 2005-AR3, Class 1A1
(LIBOR USD 1-Month plus 0.24%)
0.39%	08/25/45	[1]	1,415,792	1,338,698
GreenPoint Mortgage Funding Trust,
Series 2005-AR4, Class G41B
(LIBOR USD 1-Month plus 0.20%)
0.35%	10/25/45	[1]	14,284,447	13,173,027
GreenPoint Mortgage Funding Trust,
Series 2007-AR1, Class 3A2
(LIBOR USD 1-Month plus 0.16%)
0.31%	02/25/37	[1]	929,143	1,079,840
GS Mortgage-Backed Securities Trust,
Series 2018-RPL1, Class A1A
3.75%	10/25/57	[2]	42,908,488	44,988,635
GSAA Home Equity Trust,
Series 2005-11, Class 1A1
(LIBOR USD 1-Month plus 0.28%)
0.43%	10/25/35	[1]	3,427,342	3,480,081
GSAA Home Equity Trust,
Series 2005-11, Class 2A2
(LIBOR USD 1-Month plus 0.32%)
0.47%	10/25/35	[1]	134,016	133,293

See accompanying notes to Schedule of Portfolio Investments.

157 / Semi-Annual Report September 2020

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Schedule of Portfolio Investments

September 30, 2020 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed
(continued)
GSAA Home Equity Trust,
Series 2005-11, Class 3A2
(LIBOR USD 1-Month plus 0.32%)
0.47%	10/25/35	[1]	$105,581	$107,695
GSAA Home Equity Trust,
Series 2005-6, Class M1
(LIBOR USD 1-Month plus 0.43%)
0.58%	06/25/35	[1]	146,150	142,607
GSAMP Trust, Series 2005-AHL2, Class A2D
(LIBOR USD 1-Month plus 0.35%)
0.50%	12/25/35	[1]	25,693,000	24,762,050
GSAMP Trust, Series 2006-NC1, Class A3
(LIBOR USD 1-Month plus 0.29%)
0.44%	02/25/36	[1]	119,127	115,794
GSR Mortgage Loan Trust,
Series 2004-9, Class 3A1
3.07%	08/25/34	[9]	2,448	2,460
GSR Mortgage Loan Trust,
Series 2004-9, Class 5A7
2.95%	08/25/34	[9]	166,259	164,393
GSR Mortgage Loan Trust,
Series 2005-AR5, Class 2A3
3.08%	10/25/35	[9]	2,503,591	1,951,805
GSR Mortgage Loan Trust,
Series 2005-AR6, Class 4A5
2.96%	09/25/35	[9]	91,663	93,767
GSR Mortgage Loan Trust,
Series 2007-AR2, Class 2A1
3.76%	05/25/37	[9]	1,837,147	1,484,098
HarborView Mortgage Loan Trust,
Series 2004-1, Class 2A
2.87%	04/19/34	[9]	5,285	5,208
HarborView Mortgage Loan Trust,
Series 2004-11, Class 3A2A
(LIBOR USD 1-Month plus 0.68%)
0.84%	01/19/35	[1]	284,618	264,939
HarborView Mortgage Loan Trust,
Series 2004-3, Class 1A
3.99%	05/19/34	[9]	56,176	57,464
HarborView Mortgage Loan Trust,
Series 2004-5, Class 2A6
3.00%	06/19/34	[9]	2,475	2,528
HarborView Mortgage Loan Trust,
Series 2005-3, Class 2A1A
(LIBOR USD 1-Month plus 0.48%)
0.64%	06/19/35	[1]	334,725	327,117
HarborView Mortgage Loan Trust,
Series 2005-4, Class 2A
3.57%	07/19/35	[9]	40,451	36,588

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed
(continued)
HarborView Mortgage Loan Trust,
Series 2006-10, Class 1A1A
(LIBOR USD 1-Month plus 0.20%)
0.36%	11/19/36	[1]	$68,049,712	$58,143,838
HarborView Mortgage Loan Trust,
Series 2006-7, Class 1A
(LIBOR USD 1-Month plus 0.21%)
0.37%	09/19/46	[1]	76,982,637	71,444,252
HarborView Mortgage Loan Trust,
Series 2007-7, Class 1A1
(LIBOR USD 1-Month plus 1.00%)
1.15%	10/25/37	[1]	25,270,611	24,164,625
HarborView Mortgage Loan Trust,
Series 2007-7, Class 2A1A
(LIBOR USD 1-Month plus 1.00%)
1.15%	10/25/37	[1]	20,938,943	20,956,577
HSI Asset Securitization Corp. Trust,
Series 2006-HE1, Class 1A1
(LIBOR USD 1-Month plus 0.14%)
0.29%	10/25/36	[1]	59,650,349	27,005,127
Impac CMB Trust, Series 2004-8,
Class 2A1
(LIBOR USD 1-Month plus 0.70%)
0.85%	10/25/34	[1]	225,572	222,976
Impac CMB Trust, Series 2005-1,
Class 1A1
(LIBOR USD 1-Month plus 0.52%)
0.67%	04/25/35	[1]	3,760,468	3,548,537
Impac CMB Trust, Series 2005-4,
Class 1A1B
(LIBOR USD 1-Month plus 0.25%)
0.40%	05/25/35	[1]	4,438,930	4,189,510
Impac Secured Assets Corp.,
Series 2004-3, Class M1
(LIBOR USD 1-Month plus 0.90%)
1.05%	11/25/34	[1]	290,968	294,644
Impac Secured Assets Corp.,
Series 2004-4, Class M3
(LIBOR USD 1-Month plus 0.90%)
1.05%	02/25/35	[1]	670,000	668,007
Impac Secured Assets Trust,
Series 2006-3, Class A1
(LIBOR USD 1-Month plus 0.17%)
0.32%	11/25/36	[1]	7,434,948	6,636,628
Impac Secured Assets Trust,
Series 2006-5, Class 1A1C
(LIBOR USD 1-Month plus 0.27%)
0.42%	02/25/37	[1]	9,348,172	8,098,649
Impac Secured Assets Trust,
Series 2007-2, Class 1A1A
(LIBOR USD 1-Month plus 0.11%)

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2020 / 158

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Schedule of Portfolio Investments

September 30, 2020 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed
(continued)
0.26%	05/25/37	[1]	$6,491,802	$5,576,297
Impac Secured Assets Trust,
Series 2007-2, Class 1A1B
(LIBOR USD 1-Month plus 0.25%)
0.40%	05/25/37	[1]	52,774,167	44,111,008
IndyMac Index Mortgage Loan Trust,
Series 2004-AR4, Class 1A
3.16%	08/25/34	[9]	1,115,244	1,113,934
IndyMac Index Mortgage Loan Trust,
Series 2004-AR5, Class 2A1B
(LIBOR USD 1-Month plus 0.80%)
0.95%	08/25/34	[1]	17,027	15,385
IndyMac Index Mortgage Loan Trust,
Series 2004-AR7, Class A2
(LIBOR USD 1-Month plus 0.86%)
1.01%	09/25/34	[1]	55,712	52,059
IndyMac Index Mortgage Loan Trust,
Series 2005-AR1, Class 4A1
3.42%	03/25/35	[9]	378,125	381,307
IndyMac Index Mortgage Loan Trust,
Series 2005-AR17, Class 3A1
3.12%	09/25/35	[9]	4,096,698	3,386,044
IndyMac Index Mortgage Loan Trust,
Series 2005-AR19, Class A1
3.04%	10/25/35	[9]	23,634,074	20,610,616
IndyMac Index Mortgage Loan Trust,
Series 2005-AR31, Class 3A1
3.37%	01/25/36	[9]	924,563	880,334
IndyMac Index Mortgage Loan Trust,
Series 2005-AR6, Class 2A1
(LIBOR USD 1-Month plus 0.48%)
0.63%	04/25/35	[1]	535,149	468,019
IndyMac Index Mortgage Loan Trust,
Series 2006-AR19, Class 1A2
3.33%	08/25/36	[9]	13,851,107	10,431,266
IndyMac Index Mortgage Loan Trust,
Series 2006-AR21, Class A1
(LIBOR USD 1-Month plus 0.12%)
0.27%	08/25/36	[1]	146,023	132,933
IndyMac Index Mortgage Loan Trust,
Series 2006-AR27, Class 2A2
(LIBOR USD 1-Month plus 0.20%)
0.35%	10/25/36	[1]	21,179,496	19,813,276
IndyMac Index Mortgage Loan Trust,
Series 2006-AR35, Class 2A3A
(LIBOR USD 1-Month plus 0.20%)
0.35%	01/25/37	[1]	43,363,581	40,775,157
IndyMac Index Mortgage Loan Trust,
Series 2006-AR7, Class 1A1
3.21%	05/25/36	[9]	3,661,547	3,363,064

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed
(continued)
IndyMac Index Mortgage Loan Trust,
Series 2006-AR7, Class 2A1
3.43%	05/25/36	[9]	$24,957,717	$19,452,379
IndyMac Index Mortgage Loan Trust,
Series 2007-AR1, Class 1A2
3.68%	03/25/37	[9]	572,711	533,907
IndyMac Index Mortgage Loan Trust,
Series 2007-AR11, Class 1A1
3.02%	06/25/37	[9]	3,538,480	3,449,018
IndyMac Index Mortgage Loan Trust,
Series 2007-AR7, Class 1A1
3.40%	11/25/37	[9]	2,521,684	2,407,963
IndyMac Manufactured Housing Contract
Pass-Through Certificates, Series 1997-1,
Class A3
6.61%	02/25/28		53,741	54,443
JPMorgan Alternative Loan Trust,
Series 2006-A2, Class 2A1
3.65%	05/25/36	[9]	617,486	494,394
JPMorgan Alternative Loan Trust,
Series 2006-A2, Class 5A1
3.56%	05/25/36	[9]	6,336,470	4,799,897
JPMorgan Mortgage Acquisition Trust,
Series 2005-WMC1, Class M2
(LIBOR USD 1-Month plus 0.66%)
0.81%	09/25/35	[1]	4,088,504	4,078,669
JPMorgan Mortgage Acquisition Trust,
Series 2006-WF1, Class A3A
(STEP-reset date 11/25/20)
5.83%	07/25/36		33,829,013	15,718,955
JPMorgan Mortgage Acquisition Trust,
Series 2006-WF1, Class A6
(STEP-reset date 11/25/20)
6.00%	07/25/36		4,717,374	2,278,387
JPMorgan Mortgage Acquisition Trust,
Series 2007-CH4, Class A1
(LIBOR USD 1-Month plus 0.15%)
0.30%	05/25/37	[1]	40,694,526	37,537,713
JPMorgan Mortgage Acquisition Trust,
Series 2007-CH5, Class A5
(LIBOR USD 1-Month plus 0.26%)
0.41%	06/25/37	[1]	231,642	229,186
JPMorgan Mortgage Acquisition Trust,
Series 2007-HE1, Class AF1
(LIBOR USD 1-Month plus 0.10%)
0.25%	03/25/47	[1]	129,758	77,334
JPMorgan Mortgage Acquisition Trust,
Series 2007-HE1, Class AF2
(STEP-reset date 11/25/20)
4.25%	03/25/47		8,488,529	6,547,972

See accompanying notes to Schedule of Portfolio Investments.

159 / Semi-Annual Report September 2020

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2020 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed
(continued)
JPMorgan Mortgage Acquisition Trust,
Series 2007-HE1, Class AF3
(STEP-reset date 11/25/20)
4.25%	05/25/35		$7,144,133	$5,510,890
JPMorgan Mortgage Acquisition Trust,
Series 2007-HE1, Class AF4
(STEP-reset date 11/25/20)
4.25%	03/25/47		3,247,333	2,504,923
JPMorgan Mortgage Acquisition Trust,
Series 2007-HE1, Class AV4
(LIBOR USD 1-Month plus 0.28%)
0.43%	03/25/47	[1]	240,000	187,240
JPMorgan Mortgage Trust, Series 2003-A2,
Class 2A3
3.10%	11/25/33	[9]	110,018	107,903
JPMorgan Mortgage Trust, Series 2004-A4,
Class 1A3
2.88%	09/25/34	[9]	326,998	318,214
JPMorgan Mortgage Trust, Series 2005-A5,
Class TA1
3.22%	08/25/35	[9]	107,178	104,799
JPMorgan Mortgage Trust, Series 2005-S2,
Class 4A3
5.50%	11/01/20		1,898,773	1,709,233
JPMorgan Mortgage Trust, Series 2006-A2,
Class 5A3
3.47%	11/25/33	[9]	3,998	3,991
JPMorgan Mortgage Trust, Series 2006-A3,
Class 2A1
3.67%	05/25/36	[9]	809,753	703,272
JPMorgan Mortgage Trust, Series 2006-A3,
Class 3A3
3.59%	05/25/36	[9]	544,814	488,934
JPMorgan Mortgage Trust, Series 2006-A4,
Class 1A1
3.61%	06/25/36	[9]	447,245	388,091
JPMorgan Mortgage Trust, Series 2006-A4,
Class 1A4
3.61%	06/25/36	[9]	1,441,773	1,289,284
JPMorgan Mortgage Trust, Series 2006-A5,
Class 2A4
3.43%	08/25/36	[9]	426,754	363,655
JPMorgan Mortgage Trust, Series 2007-A1,
Class 5A2
3.60%	07/25/35	[9]	1,325,792	1,303,987
JPMorgan Mortgage Trust, Series 2007-A3,
Class 2A3
3.61%	05/25/37	[9]	2,253,652	1,955,868
JPMorgan Mortgage Trust, Series 2007-A3,
Class 3A2
3.81%	05/25/37	[9]	370,401	369,335

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed
(continued)
JPMorgan Mortgage Trust, Series 2007-A4,
Class 1A1
3.74%	06/25/37	[9]	$3,134,804	$2,794,211
JPMorgan Mortgage Trust, Series 2007-A4,
Class 2A3
3.79%	06/25/37	[9]	472,956	416,479
JPMorgan Resecuritization Trust,
Series 2015-1, Class 3A1
(LIBOR USD 1-Month plus 0.19%)
0.37%	12/27/46	[1,2]	5,295,685	5,236,921
Lehman XS Trust, Series 2005-5N,
Class 3A1A
(LIBOR USD 1-Month plus 0.30%)
0.45%	11/25/35	[1]	7,324,313	7,185,630
Lehman XS Trust, Series 2005-7N,
Class 1A1A
(LIBOR USD 1-Month plus 0.54%)
0.69%	12/25/35	[1]	389,320	364,945
Lehman XS Trust, Series 2006-12N,
Class A31A
(LIBOR USD 1-Month plus 0.20%)
0.35%	08/25/46	[1]	14,046,823	13,267,680
Lehman XS Trust, Series 2006-14N,
Class 3A2
(LIBOR USD 1-Month plus 0.24%)
0.39%	08/25/36	[1]	40,023	41,385
Lehman XS Trust, Series 2006-5,
Class 1A1A
(LIBOR USD 1-Month plus 0.21%)
0.36%	04/25/36	[1]	28,141,043	25,726,291
Lehman XS Trust, Series 2006-8,
Class 1A1A
(LIBOR USD 1-Month plus 0.16%)
0.31%	06/25/36	[1]	36,217,924	31,766,027
Lehman XS Trust, Series 2007-4N,
Class 1A3
(LIBOR USD 1-Month plus 0.24%)
0.39%	03/25/47	[1]	27,017,320	24,147,348
Long Beach Mortgage Loan Trust,
Series 2004-4, Class M1
(LIBOR USD 1-Month plus 0.90%)
1.05%	10/25/34	[1]	124,467	122,456
MASTR Adjustable Rate Mortgages Trust,
Series 2003-6, Class 4A2
3.93%	01/25/34	[9]	35,667	36,562
MASTR Adjustable Rate Mortgages Trust,
Series 2003-7, Class 3A1
3.46%	11/25/33	[9]	740,575	735,943
MASTR Adjustable Rate Mortgages Trust,
Series 2004-13, Class 3A1
3.23%	11/21/34	[9]	3,112,469	3,148,196

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2020 / 160

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Schedule of Portfolio Investments

September 30, 2020 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed
(continued)
MASTR Adjustable Rate Mortgages Trust,
Series 2004-15, Class 9A1
3.16%	10/25/34	[9]	$239,329	$239,027
MASTR Adjustable Rate Mortgages Trust,
Series 2004-5, Class 3A1
4.13%	06/25/34	[9]	247	258
MASTR Adjustable Rate Mortgages Trust,
Series 2004-8, Class 2A1
3.14%	09/25/34	[9]	2,623,568	2,613,106
MASTR Adjustable Rate Mortgages Trust,
Series 2006-2, Class 5A1
3.74%	05/25/36	[9]	6,809,172	4,695,675
MASTR Asset-Backed Securities Trust,
Series 2006-HE4, Class A3
(LIBOR USD 1-Month plus 0.15%)
0.30%	11/25/36	[1]	14,619,319	7,107,923
MASTR Asset-Backed Securities Trust,
Series 2006-HE4, Class A4
(LIBOR USD 1-Month plus 0.21%)
0.36%	11/25/36	[1]	4,060,922	1,869,497
MASTR Asset-Backed Securities Trust,
Series 2007-HE1, Class A3
(LIBOR USD 1-Month plus 0.21%)
0.36%	05/25/37	[1]	29,634,859	28,455,122
MASTR Seasoned Securitization Trust,
Series 2004-1, Class 4A1
2.99%	10/25/32	[9]	13,117	13,116
Mellon Residential Funding Corp. Mortgage
Pass-Through Certificates,
Series 2001-TBC1, Class A1
(LIBOR USD 1-Month plus 0.70%)
0.85%	11/15/31	[1]	1,016,613	1,008,916
Merrill Lynch First Franklin Mortgage Loan
Trust, Series 2007-1, Class A1
(LIBOR USD 1-Month plus 0.14%)
0.29%	04/25/37	[1]	169,935,933	97,290,633
Merrill Lynch First Franklin Mortgage Loan
Trust, Series 2007-1, Class A2B
(LIBOR USD 1-Month plus 0.17%)
0.32%	04/25/37	[1]	33,134,210	18,984,166
Merrill Lynch First Franklin Mortgage Loan
Trust, Series 2007-1, Class A2C
(LIBOR USD 1-Month plus 0.25%)
0.40%	04/25/37	[1]	69,410,931	40,499,127
Merrill Lynch First Franklin Mortgage Loan
Trust, Series 2007-2, Class A2C
(LIBOR USD 1-Month plus 0.24%)
0.39%	05/25/37	[1]	33,822,020	21,372,033
Merrill Lynch First Franklin Mortgage Loan
Trust, Series 2007-2, Class A2D
(LIBOR USD 1-Month plus 0.32%)
0.47%	05/25/37	[1]	16,702,782	10,739,553

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed
(continued)
Merrill Lynch First Franklin Mortgage Loan
Trust, Series 2007-3, Class A2C
(LIBOR USD 1-Month plus 0.18%)
0.33%	06/25/37	[1]	$13,664,583	$10,061,538
Merrill Lynch First Franklin Mortgage Loan
Trust, Series 2007-3, Class A2D
(LIBOR USD 1-Month plus 0.25%)
0.40%	06/25/37	[1]	18,250,482	14,324,108
Merrill Lynch First Franklin Mortgage Loan
Trust, Series 2007-4, Class 2A2
(LIBOR USD 1-Month plus 0.12%)
0.27%	07/25/37	[1]	29,272,044	19,613,417
Merrill Lynch First Franklin Mortgage Loan
Trust, Series 2007-4, Class 2A3
(LIBOR USD 1-Month plus 0.16%)
0.31%	07/25/37	[1]	21,457,135	13,597,281
Merrill Lynch Mortgage Investors Trust,
Series 2003-A6, Class 2A
3.49%	10/25/33	[9]	318,955	319,728
Merrill Lynch Mortgage Investors Trust,
Series 2004-A4, Class A1
3.17%	08/25/34	[9]	1,306,492	1,310,462
Merrill Lynch Mortgage Investors Trust,
Series 2005-A10, Class A
(LIBOR USD 1-Month plus 0.21%)
0.36%	02/25/36	[1]	8,510	8,166
Merrill Lynch Mortgage Investors Trust,
Series 2005-A6, Class 2A4
(LIBOR USD 1-Month plus 0.34%)
0.49%	08/25/35	[1]	147,224	147,164
Merrill Lynch Mortgage Investors Trust,
Series 2006-WMC2, Class A2B
(STEP-reset date 11/25/20)
5.61%	03/25/37		30,248,758	11,576,492
Merrill Lynch Mortgage Investors Trust,
Series 2006-WMC2, Class A2D
(STEP-reset date 11/25/20)
5.90%	03/25/37		23,674,662	8,997,980
Merrill Lynch Mortgage-Backed Securities
Trust, Series 2007-2, Class 1A1
(US Treasury Yield Curve Rate T Note
Constant Maturity 1 Year plus 2.40%)
2.52%	08/25/36	[1]	3,341,175	3,159,425
Mid-State Capital Corp., Series 2004-1,
Class A
6.01%	08/15/37		227,315	243,863
Mid-State Capital Corp., Series 2005-1,
Class A
5.75%	01/15/40		12,490,170	13,531,318
Mid-State Capital Corp., Series 2006-1,
Class A
5.79%	10/15/40	[2]	9,882,604	10,743,586

See accompanying notes to Schedule of Portfolio Investments.

161 / Semi-Annual Report September 2020

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Schedule of Portfolio Investments

September 30, 2020 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Mid-State Trust XI, Series 2011, Class A1
4.86%	07/15/38		$205,147	$220,566
Morgan Stanley Mortgage Loan Trust,
Series 2004-11AR, Class 1A1
(LIBOR USD 1-Month plus 0.32%)
0.47%	01/25/35	[1]	109,675	105,481
Morgan Stanley Mortgage Loan Trust,
Series 2004-7AR, Class 2A4
2.52%	09/25/34	[9]	604,527	598,961
Morgan Stanley Mortgage Loan Trust,
Series 2005-2AR, Class A
(LIBOR USD 1-Month plus 0.26%)
0.41%	04/25/35	[1]	2,046,788	1,969,917
Morgan Stanley Mortgage Loan Trust,
Series 2005-5AR, Class 1M1
(LIBOR USD 1-Month plus 0.75%)
0.90%	09/25/35	[1]	26,287	26,307
Morgan Stanley Mortgage Loan Trust,
Series 2006-7, Class 5A2
5.96%	06/25/36	[9]	749,790	311,412
Morgan Stanley Mortgage Loan Trust,
Series 2007-6XS, Class 1A2S
(STEP-reset date 11/25/20)
5.50%	02/25/47		87,669	87,572
Morgan Stanley Mortgage Loan Trust,
Series 2007-7AX, Class 2A1
(LIBOR USD 1-Month plus 0.12%)
0.27%	04/25/37	[1]	5,206,258	2,339,153
Morgan Stanley Resecuritization Trust,
Series 2013-R7, Class 2B
LIBOR USD 1-Month
0.66%	12/26/46	[1,2]	7,198,491	7,188,545
Morgan Stanley Resecuritization Trust,
Series 2014-R2, Class 1A
(Federal Reserve US 12-Month Cumulative
Average plus 0.82%)
1.99%	12/26/46	[1,2]	4,532,524	4,532,745
Morgan Stanley Resecuritization Trust,
Series 2014-R3, Class 4A
(Federal Reserve US 12-Month Cumulative
Average plus 0.98%)
2.15%	07/26/46	[1,2]	311,192	313,933
Morgan Stanley Resecuritization Trust,
Series 2014-R4, Class 2A
3.11%	08/26/34	[2,9]	756,575	761,775
Morgan Stanley Resecuritization Trust,
Series 2014-R8, Class 3A
(Federal Reserve US 12-Month Cumulative
Average plus 0.75%)
1.92%	06/26/47	[1,2]	12,512,726	12,379,235

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Morgan Stanley Resecuritization Trust,
Series 2014-R8, Class 4A
(Federal Reserve US 12-Month Cumulative
Average plus 0.96%)
2.13%	06/26/47	[1,2]	$2,993,428	$2,992,403
Morgan Stanley Resecuritization Trust,
Series 2015-R4, Class 2A
(LIBOR USD 1-Month plus 0.40%)
0.98%	08/26/47	[1,2]	5,142,697	5,054,891
MortgageIT Trust, Series 2005-1, Class 1A1
(LIBOR USD 1-Month plus 0.64%)
0.79%	02/25/35	[1]	4,356,795	4,374,531
MortgageIT Trust, Series 2005-4, Class A1
(LIBOR USD 1-Month plus 0.28%)
0.43%	10/25/35	[1]	5,127,077	4,956,452
MortgageIT Trust, Series 2005-5, Class A1
(LIBOR USD 1-Month plus 0.52%)
0.67%	12/25/35	[1]	916,757	894,959
Nationstar Home Equity Loan Trust,
Series 2006-B, Class AV4
(LIBOR USD 1-Month plus 0.28%)
0.43%	09/25/36	[1]	6,664,569	6,547,003
Nationstar Home Equity Loan Trust,
Series 2007-A, Class AV4
(LIBOR USD 1-Month plus 0.23%)
0.38%	03/25/37	[1]	148,148	146,542
Nationstar Home Equity Loan Trust,
Series 2007-C, Class 2AV4
(LIBOR USD 1-Month plus 0.25%)
0.40%	06/25/37	[1]	8,265,000	7,903,268
New Century Home Equity Loan Trust,
Series 2003-6, Class M1
(LIBOR USD 1-Month plus 1.08%)
1.23%	01/25/34	[1]	122,285	120,200
New Century Home Equity Loan Trust,
Series 2005-1, Class M1
(LIBOR USD 1-Month plus 0.68%)
0.82%	03/25/35	[1]	503,712	498,927
New Century Home Equity Loan Trust,
Series 2005-D, Class A1
(LIBOR USD 1-Month plus 0.22%)
0.37%	02/25/36	[1]	244,178	240,030
New Century Home Equity Loan Trust,
Series 2005-D, Class A2D
(LIBOR USD 1-Month plus 0.33%)
0.48%	02/25/36	[1]	85,600	80,454
Nomura Home Equity Loan, Inc.,
Series 2006-HE2, Class A4
(LIBOR USD 1-Month plus 0.27%)
0.42%	03/25/36	[1]	17,624,229	17,490,839

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2020 / 162

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Schedule of Portfolio Investments

September 30, 2020 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Nomura Resecuritization Trust,
Series 2013-1R, Class 2A1
(LIBOR USD 1-Month plus 0.14%)
0.38%	11/26/36	[1,2]	$1,893,404	$1,895,328
Nomura Resecuritization Trust,
Series 2014-6R, Class 2A1
(LIBOR USD 1-Month plus 0.16%)
2.23%	03/26/37	[1,2]	1,833,205	1,844,098
Nomura Resecuritization Trust,
Series 2014-7R, Class 4A1
(LIBOR USD 1-Month plus 0.13%)
0.31%	01/26/37	[1,2]	2,432,625	2,446,373
NRPL, Series 2019-3A, Class A1
(STEP-reset date 11/25/20)
3.00%	07/25/59	[2]	67,471,425	66,797,474
Oakwood Mortgage Investors, Inc.,
Series 2000-A, Class A5
8.16%	09/15/29	[9]	21,242,072	10,029,055
Option One Mortgage Loan Trust,
Series 2006-1, Class 1A1
(LIBOR USD 1-Month plus 0.22%)
0.37%	01/25/36	[1]	13,068,396	12,303,603
Ownit Mortgage Loan Trust,
Series 2006-4, Class A1
(LIBOR USD 1-Month plus 0.14%)
0.29%	05/25/37	[1]	17,132,231	15,931,440
Ownit Mortgage Loan Trust,
Series 2006-4, Class A2D
(LIBOR USD 1-Month plus 0.24%)
0.39%	05/25/37	[1]	20,601,999	18,109,708
Popular ABS Mortgage Pass-Through Trust,
Series 2005-6, Class A5
(STEP-reset date 11/25/20)
3.58%	01/25/36		22,910,000	20,745,225
Popular ABS Mortgage Pass-Through Trust,
Series 2006-D, Class A3
(LIBOR USD 1-Month plus 0.26%)
0.41%	11/25/36	[1]	55,109	54,418
Popular ABS Mortgage Pass-Through Trust,
Series 2007-A, Class A3
(LIBOR USD 1-Month plus 0.31%)
0.46%	06/25/47	[1]	23,015,500	20,782,216
Popular ABS, Inc., Series 1998-1,
Class A2 (STEP-reset date 11/25/20)
7.48%	11/25/29		47,554	47,374
Residential Accredit Loans Trust,
Series 2005-QA12, Class CB1
4.20%	12/25/35	[9]	4,261,024	2,623,645
Residential Accredit Loans Trust,
Series 2005-QA4, Class A41
3.75%	04/25/35	[9]	360,849	319,061

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Residential Accredit Loans Trust,
Series 2005-QA7, Class A1
2.30%	07/25/35	[9]	$3,117,731	$2,694,948
Residential Accredit Loans Trust,
Series 2005-QO5, Class A1
(Federal Reserve US 12-Month Cumulative
Average plus 1.00%)
2.02%	01/25/46	[1]	5,140,186	4,491,947
Residential Accredit Loans Trust,
Series 2006-QA1, Class A11
4.22%	01/25/36	[9]	127,670	104,729
Residential Accredit Loans Trust,
Series 2006-QA1, Class A21
4.48%	01/25/36	[9]	12,951,075	11,037,408
Residential Accredit Loans Trust,
Series 2006-QA7, Class 2A1
(LIBOR USD 1-Month plus 0.19%)
0.33%	08/25/36	[1]	22,382,392	20,245,214
Residential Accredit Loans Trust,
Series 2006-QS10, Class AV (IO)
0.57%	08/25/36	[5,6,9]	22,641,727	461,835
Residential Accredit Loans Trust,
Series 2006-QS12, Class 2A9
(LIBOR USD 1-Month plus 0.38%)
0.53%	09/25/36	[1]	216,237	158,153
Residential Accredit Loans Trust,
Series 2006-QS2, Class 1AV (IO)
0.47%	02/25/36	[5,6,9]	76,123,555	1,064,101
Residential Accredit Loans Trust,
Series 2006-QS7, Class AV (IO)
0.70%	06/25/36	[5,6,9]	38,397,623	873,333
Residential Accredit Loans Trust,
Series 2006-QS8, Class AV (IO)
0.79%	08/25/36	[5,6,9]	91,174,384	2,173,105
Residential Accredit Loans Trust,
Series 2007-QS10, Class AV (IO)
0.48%	09/25/37	[5,6,9]	67,472,843	1,315,309
Residential Accredit Loans Trust,
Series 2007-QS4, Class 3AV (IO)
0.37%	03/25/37	[5,6,9]	41,997,762	527,135
Residential Accredit Loans Trust,
Series 2007-QS5, Class AV (IO)
0.27%	03/25/37	[5,6,9]	46,751,694	390,718
Residential Accredit Loans Trust,
Series 2007-QS6, Class AV (IO)
0.32%	04/25/37	[5,6,9]	100,327,470	1,281,147
Residential Accredit Loans Trust,
Series 2007-QS7, Class 2AV (IO)
0.39%	06/25/37	[5,6,9]	35,440,762	459,334
Residential Accredit Loans Trust,
Series 2007-QS8, Class AV (IO)
0.40%	06/25/37	[5,6,9]	87,758,734	1,602,891

See accompanying notes to Schedule of Portfolio Investments.

163 / Semi-Annual Report September 2020

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2020 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Residential Asset Mortgage Products Trust,
Series 2004-SL3, Class A4
8.50%	12/25/31		$22,824	$14,670
Residential Asset Mortgage Products Trust,
Series 2005-RZ3, Class M3
(LIBOR USD 1-Month plus 0.55%)
0.70%	09/25/35	[1]	692,936	691,368
Residential Asset Securitization Trust,
Series 2004-IP2, Class 1A1
3.70%	12/25/34	[9]	239,870	241,499
Residential Asset Securitization Trust,
Series 2004-IP2, Class 2A1
3.54%	12/25/34	[9]	15,621	15,378
Residential Asset Securitization Trust,
Series 2004-IP2, Class 3A1
3.16%	12/25/34	[9]	335,396	340,448
Residential Asset Securitization Trust,
Series 2006-A7CB, Class 1A3
6.25%	07/25/36		2,110,310	2,154,624
Residential Asset Securitization Trust,
Series 2006-KS3, Class M1
(LIBOR USD 1-Month plus 0.33%)
0.48%	04/25/36	[1]	815,000	796,291
Residential Funding Mortgage Securities
Trust, Series 2005-SA5, Class 1A
3.58%	11/25/35	[9]	3,772,687	2,736,552
Residential Funding Mortgage Securities
Trust, Series 2006-SA3, Class 3A1
4.08%	09/25/36	[9]	589,135	533,203
Residential Funding Mortgage Securities
Trust, Series 2006-SA3, Class 4A1
4.25%	09/25/36	[9]	316,858	243,079
Residential Funding Mortgage Securities
Trust, Series 2006-SA4, Class 2A1
5.06%	11/25/36	[9]	80,980	72,453
Residential Funding Mortgage Securities
Trust, Series 2007-SA2, Class 2A2
4.27%	04/25/37	[9]	1,508,954	1,357,714
Saxon Asset Securities Trust, Series 2001-2,
Class AF6 (STEP-reset date 11/25/20)
6.81%	06/25/16		991	1,399
Saxon Asset Securities Trust, Series 2007-1,
Class A2C
(LIBOR USD 1-Month plus 0.15%)
0.30%	01/25/47	[1]	4,524,108	4,387,079
Saxon Asset Securities Trust, Series 2007-2,
Class A2C
(LIBOR USD 1-Month plus 0.24%)
0.39%	05/25/47	[1]	213,011	170,695
Saxon Asset Securities Trust, Series 2007-3,
Class 2A3
(LIBOR USD 1-Month plus 0.40%)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
0.55%	09/25/47	[1]	$32,174,000	$28,789,705
Securitized Asset-Backed Receivables LLC
Trust, Series 2006-CB1, Class AF2
(STEP-reset date 11/25/20)
3.20%	01/25/36		7,234,954	5,911,045
Securitized Asset-Backed Receivables LLC
Trust, Series 2007-BR1, Class A2A
(LIBOR USD 1-Month plus 0.11%)
0.26%	02/25/37	[1]	6,336,183	3,794,669
Securitized Asset-Backed Receivables LLC
Trust, Series 2007-BR1, Class A2B
(LIBOR USD 1-Month plus 0.27%)
0.42%	02/25/37	[1]	31,366,086	19,464,406
Securitized Asset-Backed Receivables LLC
Trust, Series 2007-BR2, Class A2
(LIBOR USD 1-Month plus 0.23%)
0.38%	02/25/37	[1]	42,046,257	23,955,327
Securitized Asset-Backed Receivables LLC
Trust, Series 2007-BR5, Class A2A
(LIBOR USD 1-Month plus 0.13%)
0.28%	05/25/37	[1]	17,777,283	14,672,867
Securitized Asset-Backed Receivables LLC
Trust, Series 2007-BR5, Class A2C
(LIBOR USD 1-Month plus 0.35%)
0.50%	05/25/37	[1]	13,407,473	11,327,555
Securitized Asset-Backed Receivables LLC
Trust, Series 2007-NC1, Class A2B
(LIBOR USD 1-Month plus 0.15%)
0.30%	12/25/36	[1]	32,819,998	22,706,538
Securitized Asset-Backed Receivables LLC
Trust, Series 2007-NC2, Class A2B
(LIBOR USD 1-Month plus 0.14%)
0.29%	01/25/37	[1]	17,669,526	15,026,368
Sequoia Mortgage Trust, Series 2003-2,
Class A1
(LIBOR USD 1-Month plus 0.66%)
0.82%	06/20/33	[1]	48,793	47,468
Sequoia Mortgage Trust, Series 2003-8,
Class A1
(LIBOR USD 1-Month plus 0.64%)
0.80%	01/20/34	[1]	1,361	1,301
Sequoia Mortgage Trust, Series 2004-3,
Class A
(LIBOR USD 6-Month plus 0.50%)
1.63%	05/20/34	[1]	286,804	282,390
Sequoia Mortgage Trust, Series 2004-4,
Class A
(LIBOR USD 6-Month plus 0.52%)
1.65%	05/20/34	[1]	108,011	102,864

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2020 / 164

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Schedule of Portfolio Investments

September 30, 2020 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Sequoia Mortgage Trust, Series 2013-1,
Class 1A1
1.45%	02/25/43	[9]	$90,649	$89,319
SG Mortgage Securities Trust,
Series 2007-NC1, Class A2
(LIBOR USD 1-Month plus 0.24%)
0.39%	12/25/36	[1,2]	14,137,570	10,156,709
Soundview Home Loan Trust,
Series 2005-OPT1, Class M2
(LIBOR USD 1-Month plus 0.68%)
0.82%	06/25/35	[1]	18,731,396	18,608,540
Structured Adjustable Rate Mortgage Loan
Trust, Series 2004-1, Class 3A3
3.60%	02/25/34	[9]	19,531	19,057
Structured Adjustable Rate Mortgage Loan
Trust, Series 2004-12, Class 2A
2.88%	09/25/34	[9]	5,305,524	5,237,539
Structured Adjustable Rate Mortgage Loan
Trust, Series 2004-14, Class 1A
3.42%	10/25/34	[9]	139,625	139,625
Structured Adjustable Rate Mortgage Loan
Trust, Series 2004-14, Class 2A
3.18%	10/25/34	[9]	5,771,113	5,805,500
Structured Adjustable Rate Mortgage Loan
Trust, Series 2004-15, Class A
3.40%	10/25/34	[9]	2,046,636	1,963,850
Structured Adjustable Rate Mortgage Loan
Trust, Series 2004-17, Class A1
1.84%	11/25/34	[9]	33,725	30,964
Structured Adjustable Rate Mortgage Loan
Trust, Series 2004-20, Class 1A2
3.14%	01/25/35	[9]	526,107	518,801
Structured Adjustable Rate Mortgage Loan
Trust, Series 2005-12, Class 3A1
3.28%	06/25/35	[9]	1,812,708	1,777,596
Structured Adjustable Rate Mortgage Loan
Trust, Series 2005-18, Class 7A3
3.05%	09/25/35	[9]	14,145,050	10,979,439
Structured Adjustable Rate Mortgage Loan
Trust, Series 2006-12, Class 1A1
(LIBOR USD 1-Month plus 0.16%)
0.31%	01/25/37	[1]	27,577,934	26,095,612
Structured Adjustable Rate Mortgage Loan
Trust, Series 2007-9, Class 2A1
3.52%	10/25/47	[9]	672,025	537,820
Structured Asset Mortgage Investments II
Trust, Series 2005-AR8, Class A1A
(LIBOR USD 1-Month plus 0.28%)
0.43%	02/25/36	[1]	553,310	515,775

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Structured Asset Mortgage Investments II
Trust, Series 2005-AR8, Class A3
(Federal Reserve US 12-Month Cumulative
Average plus 2.00%)
4.15%	02/25/36	[1]	$17,848,699	$17,696,991
Structured Asset Mortgage Investments II
Trust, Series 2006-AR7, Class A1A
(LIBOR USD 1-Month plus 0.21%)
0.36%	08/25/36	[1]	20,764,533	19,815,095
Structured Asset Mortgage Investments II
Trust, Series 2006-AR8, Class A1BG
(LIBOR USD 1-Month plus 0.12%)
0.27%	10/25/36	[1]	19,392,411	17,904,326
Structured Asset Mortgage Investments II
Trust, Series 2007-AR6, Class A1
(Federal Reserve US 12-Month Cumulative
Average plus 1.50%)
2.52%	08/25/47	[1]	124,236,279	117,098,371
Structured Asset Securities Corp. Mortgage
Pass-Through Certificates,
Series 1997-2, Class 2A4
7.25%	03/28/30		877	910
Structured Asset Securities Corp. Mortgage
Pass-Through Certificates,
Series 2003-26A, Class 3A5
2.62%	09/25/33	[9]	145,747	144,804
Structured Asset Securities Corp. Mortgage
Pass-Through Certificates,
Series 2003-34A, Class 5A4
3.42%	11/25/33	[9]	1,154,138	1,149,942
Structured Asset Securities Corp. Mortgage
Pass-Through Certificates,
Series 2004-23XS, Class 2A1
(LIBOR USD 1-Month plus 0.30%)
0.45%	01/25/35	[1]	747,888	742,726
Structured Asset Securities Corp. Trust,
Series 2005-5, Class 2A4
5.50%	04/25/35		1,636,496	1,599,091
Suntrust Adjustable Rate Mortgage Loan
Trust, Series 2007-3, Class 1A1
3.80%	06/25/37	[9]	2,209,297	1,861,944
Thornburg Mortgage Securities Trust,
Series 2004-4, Class 2A
3.33%	12/25/44	[9]	101,331	100,007
Wachovia Mortgage Loan Trust,
Series 2006-ALT1, Class A3
(LIBOR USD 1-Month plus 0.23%)
0.38%	01/25/37	[1]	14,358,590	8,261,019
Wachovia Mortgage Loan Trust,
Series 2006-AMN1, Class A3
(LIBOR USD 1-Month plus 0.24%)
0.39%	08/25/36	[1]	16,975,665	8,802,108

See accompanying notes to Schedule of Portfolio Investments.

165 / Semi-Annual Report September 2020

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2020 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
WaMu Asset-Backed Certificates,
Series 2007-HE1, Class 2A2
(LIBOR USD 1-Month plus 0.11%)
0.26%	01/25/37	[1]	$3,705,999	$2,368,708
WaMu Asset-Backed Certificates,
Series 2007-HE1, Class 2A3
(LIBOR USD 1-Month plus 0.15%)
0.30%	01/25/37	[1]	34,210,535	21,332,318
WaMu Asset-Backed Certificates,
Series 2007-HE1, Class 2A4
(LIBOR USD 1-Month plus 0.23%)
0.38%	01/25/37	[1]	11,483,899	7,267,887
WaMu Mortgage Pass-Through Certificates,
Series 2003-AR6, Class A1
3.11%	06/25/33	[9]	2,769,444	2,790,732
WaMu Mortgage Pass-Through Certificates,
Series 2004-AR3, Class A2
3.67%	06/25/34	[9]	27,366	27,521
WaMu Mortgage Pass-Through Certificates,
Series 2004-AR6, Class A
(LIBOR USD 1-Month plus 0.42%)
0.57%	05/25/44	[1]	763,056	760,826
WaMu Mortgage Pass-Through Certificates,
Series 2005-3, Class 2A3
(LIBOR USD 1-Month plus 0.55%)
0.70%	05/25/35	[1]	2,156,539	1,763,692
WaMu Mortgage Pass-Through Certificates,
Series 2005-4, Class CB13
(LIBOR USD 1-Month plus 0.50%)
0.65%	06/25/35	[1]	4,617,325	3,745,117
WaMu Mortgage Pass-Through Certificates,
Series 2005-AR1, Class A1A
(LIBOR USD 1-Month plus 0.64%)
0.79%	01/25/45	[1]	580,907	560,460
WaMu Mortgage Pass-Through Certificates,
Series 2005-AR11, Class A1A
(LIBOR USD 1-Month plus 0.32%)
0.47%	08/25/45	[1]	27,978,953	26,692,540
WaMu Mortgage Pass-Through Certificates,
Series 2005-AR12, Class 1A6
2.95%	10/25/35	[9]	972,048	972,899
WaMu Mortgage Pass-Through Certificates,
Series 2005-AR13, Class A1A1
(LIBOR USD 1-Month plus 0.29%)
0.44%	10/25/45	[1]	4,586,309	4,536,546
WaMu Mortgage Pass-Through Certificates,
Series 2005-AR14, Class 2A1
3.52%	12/25/35	[9]	3,597,628	3,471,057
WaMu Mortgage Pass-Through Certificates,
Series 2005-AR15, Class A1A1
(LIBOR USD 1-Month plus 0.26%)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
0.41%	11/25/45	[1]	$23,614,239	$22,083,040
WaMu Mortgage Pass-Through Certificates,
Series 2005-AR17, Class A1A1
(LIBOR USD 1-Month plus 0.27%)
0.42%	12/25/45	[1]	11,198,228	11,247,529
WaMu Mortgage Pass-Through Certificates,
Series 2005-AR19, Class A1A2
(LIBOR USD 1-Month plus 0.29%)
0.44%	12/25/45	[1]	11,953,255	11,747,484
WaMu Mortgage Pass-Through Certificates,
Series 2005-AR2, Class 1A1A
(LIBOR USD 1-Month plus 0.33%)
0.48%	01/25/45	[1]	12,483,783	12,003,655
WaMu Mortgage Pass-Through Certificates,
Series 2005-AR2, Class 2A1A
(LIBOR USD 1-Month plus 0.31%)
0.46%	01/25/45	[1]	915,416	887,739
WaMu Mortgage Pass-Through Certificates,
Series 2005-AR2, Class 2A21
(LIBOR USD 1-Month plus 0.33%)
0.48%	01/25/45	[1]	77,850	74,916
WaMu Mortgage Pass-Through Certificates,
Series 2005-AR2, Class 2A23
(LIBOR USD 1-Month plus 0.38%)
0.53%	01/25/45	[1]	3,250,637	3,135,892
WaMu Mortgage Pass-Through Certificates,
Series 2005-AR6, Class 2A1A
(LIBOR USD 1-Month plus 0.46%)
0.61%	04/25/45	[1]	124,625	124,027
WaMu Mortgage Pass-Through Certificates,
Series 2005-AR8, Class 1A1A
(LIBOR USD 1-Month plus 0.54%)
0.69%	07/25/45	[1]	129,869	120,997
WaMu Mortgage Pass-Through Certificates,
Series 2006-AR1, Class 2A1A
(Federal Reserve US 12-Month Cumulative
Average plus 1.07%)
2.09%	01/25/46	[1]	24,780,996	23,811,759
WaMu Mortgage Pass-Through Certificates,
Series 2006-AR10, Class 1A4
3.03%	09/25/36	[9]	11,174,924	10,880,571
WaMu Mortgage Pass-Through Certificates,
Series 2006-AR16, Class 3A1
3.55%	12/25/36	[9]	626,935	587,321
WaMu Mortgage Pass-Through Certificates,
Series 2006-AR3, Class A1A
(Federal Reserve US 12-Month Cumulative
Average plus 1.00%)
2.02%	02/25/46	[1]	13,882,554	13,385,621

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2020 / 166

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Schedule of Portfolio Investments

September 30, 2020 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
WaMu Mortgage Pass-Through Certificates,
Series 2006-AR4, Class 1A1A
(Federal Reserve US 12-Month Cumulative
Average plus 0.94%)
2.11%	05/25/46	[1]	$4,800,400	$4,648,371
WaMu Mortgage Pass-Through Certificates,
Series 2006-AR7, Class 2A
(Federal Reserve US 12-Month Cumulative
Average plus 0.98%)
2.00%	07/25/46	[1]	10,007,917	9,149,562
WaMu Mortgage Pass-Through Certificates,
Series 2007-1, Class 2A1
6.00%	01/25/22		113,965	109,010
WaMu Mortgage Pass-Through Certificates,
Series 2007-HY7, Class 4A2
3.31%	07/25/37	[9]	235,743	228,835
WaMu Mortgage Pass-Through Certificates,
Series 2007-OA1, Class A1A
(Federal Reserve US 12-Month Cumulative
Average plus 0.70%)
1.72%	02/25/47	[1]	11,784,938	10,687,932
WaMu MSC Mortgage Pass-Through
Certificates, Series 2002-AR1, Class 1A1
3.79%	11/25/30	[9]	243,938	242,480
Wells Fargo Alternative Loan Trust,
Series 2007-PA5, Class 1A1
6.25%	11/25/37		138,841	136,961
Wells Fargo Mortgage-Backed Securities
Trust, Series 2006-AR1, Class 1A1
4.03%	03/25/36	[9]	2,311,904	2,266,245

				5,231,782,858

U.S. Agency Commercial
Mortgage-Backed — 0.14%
Fannie Mae-Aces, Series 2020-M10,
Class X1 (IO)
1.92%	12/25/30	[9]	266,309,477	36,661,353
Fannie Mae-Aces, Series 2020-M10,
Class X2 (IO)
1.83%	12/25/30	[9]	461,827,436	61,544,209
Fannie Mae-Aces, Series 2020-M10,
Class X8 (IO)
0.78%	12/25/27	[9]	181,514,000	7,027,527
Freddie Mac Multifamily Structured
Pass-Through Certificates, Series K1510,
Class A3
3.79%	01/25/34		9,400,000	11,844,804
Freddie Mac Multifamily Structured
Pass-Through Certificates, Series K154,
Class A2
3.42%	04/25/32		750,000	892,274

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Commercial Mortgage-Backed (continued)
Freddie Mac Multifamily Structured
Pass-Through Certificates, Series K155,
Class A3
3.75%	04/25/33		$125,000	$154,457
Freddie Mac Multifamily Structured
Pass-Through Certificates, Series K157,
Class A3
3.99%	08/25/33	[9]	300,000	378,509
Freddie Mac Multifamily Structured
Pass-Through Certificates, Series K158,
Class A2
3.90%	12/25/30	[9]	4,640,000	5,727,969
Freddie Mac Multifamily Structured
Pass-Through Certificates, Series K158,
Class A3
3.90%	10/25/33	[9]	165,000	206,508

				124,437,610

U.S. Agency Mortgage-Backed — 31.93%
Fannie Mae Grantor Trust, Series 2017-T1,
Class A
2.90%	06/25/27		62,709,711	69,629,978
Fannie Mae Pool 190375
5.50%	11/01/36		631,054	733,886
Fannie Mae Pool 190396
4.50%	06/01/39		9,597	10,779
Fannie Mae Pool 254232
6.50%	03/01/22		3,200	3,288
Fannie Mae Pool 313182
7.50%	10/01/26		899	993
Fannie Mae Pool 394854
6.50%	05/01/27		621	695
Fannie Mae Pool 468128
4.33%	07/01/21		1,851,160	1,872,618
Fannie Mae Pool 468587
3.84%	08/01/21		575,490	582,827
Fannie Mae Pool 545191
7.00%	09/01/31		2,283	2,634
Fannie Mae Pool 545756
7.00%	06/01/32		594	705
Fannie Mae Pool 606108
7.00%	03/01/31		2,360	2,384
Fannie Mae Pool 613142
7.00%	11/01/31		8,252	9,717
Fannie Mae Pool 625666
7.00%	01/01/32		8,081	9,353
Fannie Mae Pool 633698
7.50%	02/01/31		28,297	34,152
Fannie Mae Pool 655928
7.00%	08/01/32		122,798	148,287

See accompanying notes to Schedule of Portfolio Investments.

167 / Semi-Annual Report September 2020

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2020 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Fannie Mae Pool 725257
5.50%	02/01/34		$841,796	$989,578
Fannie Mae Pool 734830
4.50%	08/01/33		10,062	11,059
Fannie Mae Pool 734922
4.50%	09/01/33		1,556,779	1,737,858
Fannie Mae Pool 735207
7.00%	04/01/34		16,267	19,384
Fannie Mae Pool 735224
5.50%	02/01/35		3,005,814	3,561,541
Fannie Mae Pool 735651
4.50%	06/01/35		3,552,980	3,971,894
Fannie Mae Pool 735686
6.50%	12/01/22		404	414
Fannie Mae Pool 740297
5.50%	10/01/33		1,611	1,897
Fannie Mae Pool 745147
4.50%	12/01/35		22,152	24,520
Fannie Mae Pool 753168
4.50%	12/01/33		6,616	7,292
Fannie Mae Pool 815422
4.50%	02/01/35		31,545	35,008
Fannie Mae Pool 817611
(LIBOR USD 6-Month plus 1.58%)
2.95%	11/01/35	[1]	174,035	176,244
Fannie Mae Pool 839109
(LIBOR USD 12-Month plus 1.91%)
4.04%	11/01/35	[1]	3,787	3,797
Fannie Mae Pool 844773
(LIBOR USD 12-Month plus 1.59%)
3.59%	12/01/35	[1]	4,822	4,839
Fannie Mae Pool 888412
7.00%	04/01/37		197,275	228,004
Fannie Mae Pool 889125
5.00%	12/01/21		492	493
Fannie Mae Pool 889184
5.50%	09/01/36		2,911,720	3,428,456
Fannie Mae Pool 918445
(LIBOR USD 12-Month plus 1.57%)
3.57%	05/01/37	[1]	6,612	6,932
Fannie Mae Pool AB1613
4.00%	10/01/40		27,610,584	31,169,582
Fannie Mae Pool AB1803
4.00%	11/01/40		32,502,604	37,047,435
Fannie Mae Pool AB2127
3.50%	01/01/26		11,956,154	12,668,734
Fannie Mae Pool AB3679
3.50%	10/01/41		10,850,017	11,989,366

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Fannie Mae Pool AB3864
3.50%	11/01/41		$8,939,750	$9,953,379
Fannie Mae Pool AB4045
3.50%	12/01/41		10,438,982	11,693,349
Fannie Mae Pool AB4262
3.50%	01/01/32		5,914,683	6,346,068
Fannie Mae Pool AB6385
3.00%	10/01/42		372,044	397,346
Fannie Mae Pool AB9703
3.50%	06/01/43		25,316,854	27,530,417
Fannie Mae Pool AC8279
4.50%	08/01/39		14,022	15,535
Fannie Mae Pool AE0138
4.50%	03/01/40		59,461	66,468
Fannie Mae Pool AE0482
5.50%	01/01/38		7,165,651	8,352,619
Fannie Mae Pool AE0600
3.80%	11/01/20	[9]	748,463	748,269
Fannie Mae Pool AE0918
3.40%	10/01/20	[9]	308,047	307,960
Fannie Mae Pool AH3780
4.00%	02/01/41		13,550,059	15,449,165
Fannie Mae Pool AJ1404
4.00%	09/01/41		18,815,240	20,910,003
Fannie Mae Pool AL0209
4.50%	05/01/41		19,377,775	22,241,345
Fannie Mae Pool AL0290
4.61%	04/01/21	[9]	5,040,509	5,040,162
Fannie Mae Pool AL0834
4.08%	10/01/21	[9]	14,405,510	14,660,129
Fannie Mae Pool AL0851
6.00%	10/01/40		11,950,546	14,160,569
Fannie Mae Pool AL1445
4.26%	11/01/21	[9]	26,522,560	26,627,844
Fannie Mae Pool AL2521
3.50%	09/01/42		151,161	164,494
Fannie Mae Pool AL2669
4.23%	09/01/21	[9]	1,081,957	1,084,915
Fannie Mae Pool AL4597
4.00%	01/01/44		50,159,825	57,402,630
Fannie Mae Pool AL6348
3.50%	02/01/45		50,849	55,127
Fannie Mae Pool AL7092
3.00%	07/01/45		72,404	78,596
Fannie Mae Pool AL8037
4.50%	07/01/34		201,488	222,292
Fannie Mae Pool AL8256
3.00%	08/01/43		570,944	629,044

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2020 / 168

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2020 (Unaudited)

Issues	Maturity Date	Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Fannie Mae Pool AL8356
4.50%	07/01/34	$508,483	$560,885
Fannie Mae Pool AL8960
4.50%	05/01/46	41,153,426	45,824,955
Fannie Mae Pool AL9106
4.50%	02/01/46	55,824,233	62,161,117
Fannie Mae Pool AL9217
3.50%	10/01/46	31,668,123	34,678,998
Fannie Mae Pool AL9472
4.00%	10/01/43	8,721,250	9,621,912
Fannie Mae Pool AL9722
4.50%	08/01/46	176,632,373	196,682,786
Fannie Mae Pool AL9846
4.50%	02/01/47	181,463,722	202,062,565
Fannie Mae Pool AM4869
4.07%	12/01/25	1,769,408	2,007,325
Fannie Mae Pool AM6770
3.77%	09/01/29	163,096	193,237
Fannie Mae Pool AN4429
3.22%	01/01/27	23,130,000	26,190,224
Fannie Mae Pool AN4435
3.22%	01/01/27	29,420,000	33,312,425
Fannie Mae Pool AN6243
3.46%	09/01/37	6,938,000	8,289,672
Fannie Mae Pool AN7345
3.21%	11/01/37	80,721	93,657
Fannie Mae Pool AN7981
2.95%	01/01/28	100,000	112,891
Fannie Mae Pool AN9293
3.71%	09/01/30	76,105,000	91,465,222
Fannie Mae Pool AN9814
3.63%	08/01/28	131,880,091	153,879,964
Fannie Mae Pool AS8605
3.00%	01/01/32	215,025	231,560
Fannie Mae Pool AS8663
4.50%	01/01/47	32,520,636	35,456,469
Fannie Mae Pool AS9830
4.00%	06/01/47	97,005,642	103,975,770
Fannie Mae Pool AS9972
4.00%	07/01/47	89,229,072	95,585,658
Fannie Mae Pool AT9649
4.00%	07/01/43	202,091	231,270
Fannie Mae Pool AU3739
3.50%	08/01/43	34,673,250	39,029,641
Fannie Mae Pool BD2450
3.50%	01/01/47	118,566	125,908
Fannie Mae Pool BL0004
3.50%	09/01/28	6,290,000	7,353,544

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Fannie Mae Pool BL0661
3.99%	11/01/33		$237,764	$284,653
Fannie Mae Pool BL0937
3.83%	12/01/28		92,063,260	108,761,039
Fannie Mae Pool BL6060
2.46%	04/01/40		126,370,000	135,469,653
Fannie Mae Pool BM4299
3.00%	03/01/30		50,237,246	52,798,838
Fannie Mae Pool BM4304
3.00%	02/01/30		69,603,742	73,152,829
Fannie Mae Pool BM5164
4.00%	11/01/48		75,139,205	81,006,102
Fannie Mae Pool BM5507
3.00%	09/01/48		13,218,564	13,930,767
Fannie Mae Pool BN4316
4.00%	01/01/49		43,916	47,386
Fannie Mae Pool CA0862
3.50%	09/01/47		7,086,046	7,511,747
Fannie Mae Pool CA0996
3.50%	01/01/48		67,569	73,043
Fannie Mae Pool CA1187
3.50%	02/01/48		122,058,282	129,214,493
Fannie Mae Pool CA1191
3.50%	11/01/47		8,343,255	8,839,269
Fannie Mae Pool CA1710
4.50%	05/01/48		247,818	268,409
Fannie Mae Pool CA1711
4.50%	05/01/48		25,070,177	27,153,221
Fannie Mae Pool CA2208
4.50%	08/01/48		56,548,696	61,190,388
Fannie Mae Pool CA2327
4.00%	09/01/48		50,327,293	55,599,477
Fannie Mae Pool CA2493
4.50%	10/01/48		16,856,110	18,220,840
Fannie Mae Pool CA3633
3.50%	06/01/49		37,935,123	41,319,904
Fannie Mae Pool CA4011
3.50%	08/01/49		111,177,388	115,077,035
Fannie Mae Pool FM2310
3.00%	01/01/48		20,905,993	21,949,937
Fannie Mae Pool FM2318
3.50%	09/01/49		353,144,324	381,201,959
Fannie Mae Pool FM2388
3.50%	04/01/48		29,372,238	32,247,439
Fannie Mae Pool FN0001
3.76%	12/01/20	[9]	11,027,923	11,025,251
Fannie Mae Pool MA1146
4.00%	08/01/42		43,765,707	48,080,783

See accompanying notes to Schedule of Portfolio Investments.

169 / Semi-Annual Report September 2020

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2020 (Unaudited)

Issues	Maturity Date	Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Fannie Mae Pool MA1177
3.50%	09/01/42	$53,450,837	$58,034,565
Fannie Mae Pool MA1404
3.50%	04/01/43	102,256	111,192
Fannie Mae Pool MA1432
3.00%	05/01/33	77,815	82,595
Fannie Mae Pool MA1459
3.00%	06/01/33	36,740	38,997
Fannie Mae Pool MA1527
3.00%	08/01/33	52,252,229	55,478,164
Fannie Mae Pool MA1561
3.00%	09/01/33	32,352,597	34,341,641
Fannie Mae Pool MA1582
3.50%	09/01/43	16,761,618	18,228,712
Fannie Mae Pool MA1584
3.50%	09/01/33	50,389,025	54,470,055
Fannie Mae Pool MA1608
3.50%	10/01/33	35,428,759	38,297,958
Fannie Mae Pool MA1982
3.50%	08/01/34	81,123	86,838
Fannie Mae Pool MA2895
3.00%	02/01/47	90,462	95,336
Fannie Mae Pool MA2960
4.00%	04/01/47	63,981,346	68,640,799
Fannie Mae Pool MA3027
4.00%	06/01/47	46,484,968	49,870,244
Fannie Mae Pool MA3029
3.00%	06/01/32	43,943,582	46,323,125
Fannie Mae Pool MA3060
3.00%	07/01/32	20,086	21,174
Fannie Mae Pool MA3120
3.50%	09/01/47	3,616,817	3,834,101
Fannie Mae Pool MA3182
3.50%	11/01/47	75,782,972	80,335,702
Fannie Mae Pool MA3210
3.50%	12/01/47	132,684,155	140,572,348
Fannie Mae Pool MA3238
3.50%	01/01/48	111,823,358	118,576,192
Fannie Mae Pool MA3276
3.50%	02/01/48	46,537,354	49,265,813
Fannie Mae Pool MA3305
3.50%	03/01/48	61,978,186	65,568,344
Fannie Mae Pool MA3332
3.50%	04/01/48	171,091,310	180,935,432
Fannie Mae Pool MA3364
3.50%	05/01/33	19,819,432	21,032,833
Fannie Mae Pool MA3537
4.50%	12/01/48	41,657,782	45,034,449

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Fannie Mae Pool MA3811
3.00%	10/01/49		$31,595,085	$32,491,725
Fannie Mae Pool MA3846
3.00%	11/01/49		182,323	187,620
Fannie Mae Pool MA3942
3.00%	02/01/50		61,542,997	63,284,306
Fannie Mae Pool MA3997
3.00%	04/01/50		80,397,744	82,785,446
Fannie Mae Pool MA4093
2.00%	08/01/40		245,682,956	254,752,514
Fannie Mae Pool MA4128
2.00%	09/01/40		199,299,340	206,656,615
Fannie Mae Pool MA4152
2.00%	10/01/40		228,625,000	237,064,852
Fannie Mae Pool MA4176
2.00%	10/01/40		55,500,000	57,548,821
Fannie Mae REMICS, Series 1991-65,
Class Z
6.50%	06/25/21		137	138
Fannie Mae REMICS, Series 1992-123,
Class Z
7.50%	07/25/22		268	279
Fannie Mae REMICS, Series 1993-132,
Class D (PO)
0.00%	10/25/22	[10]	9,621	9,603
Fannie Mae REMICS, Series 1993-29,
Class PK
7.00%	03/25/23		815	849
Fannie Mae REMICS, Series 1994-55,
Class H
7.00%	03/25/24		5,275	5,708
Fannie Mae REMICS, Series 1997-34,
Class SA
(Cost of Funds 11th District of San Francisco * 5.542, 37.68% Cap)
2.93%	10/25/23	[1]	1,385	1,556
Fannie Mae REMICS, Series 1998-37,
Class VZ
6.00%	06/17/28		3,517	3,736
Fannie Mae REMICS, Series 1999-11,
Class Z
5.50%	03/25/29		25,392	27,006
Fannie Mae REMICS, Series 2001-52,
Class YZ
6.50%	10/25/31		98,693	116,854
Fannie Mae REMICS, Series 2005-104,
Class NI (IO)
(-1.00 X LIBOR USD 1-Month plus 6.70%, 6.70% Cap)
6.55%	03/25/35	[1]	263,266	1,450
Fannie Mae REMICS, Series 2005-117,
Class LC
5.50%	11/25/35		3,700,395	3,972,861

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2020 / 170

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2020 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Fannie Mae REMICS, Series 2005-122,
Class SG (IO)
(-1.00 X LIBOR USD 1-Month plus 6.60%, 6.60% Cap)
6.45%	11/25/35	[1]	$48,697	$6,487
Fannie Mae REMICS, Series 2005-92,
Class US (IO)
(-1.00 X LIBOR USD 1-Month plus 6.10%, 6.10% Cap)
5.95%	10/25/25	[1]	3,172,800	251,501
Fannie Mae REMICS, Series 2006-4,
Class WE
4.50%	02/25/36		49,981	54,664
Fannie Mae REMICS, Series 2006-49,
Class SE
(-4.00 X LIBOR USD 1-Month plus 29.00%, 29.00% Cap)
28.41%	04/25/36	[1]	1,601,823	2,601,090
Fannie Mae REMICS, Series 2007-17,
Class SI (IO)
(-1.00 X LIBOR USD 1-Month plus 6.40%, 6.40% Cap)
6.25%	03/25/37	[1]	1,307,838	196,309
Fannie Mae REMICS, Series 2007-34,
Class SB (IO)
(-1.00 X LIBOR USD 1-Month plus 6.11%, 6.11% Cap)
5.96%	04/25/37	[1]	2,713,019	611,957
Fannie Mae REMICS, Series 2007-64,
Class FA
(LIBOR USD 1-Month plus 0.47%)
0.62%	07/25/37	[1]	3,841	3,880
Fannie Mae REMICS, Series 2008-24,
Class NA
6.75%	06/25/37		332,959	379,216
Fannie Mae REMICS, Series 2010-116,
Class SE (IO)
(-1.00 X LIBOR USD 1-Month plus 6.60%, 6.60% Cap)
6.45%	10/25/40	[1]	3,680,251	617,831
Fannie Mae REMICS, Series 2010-135,
Class EA
3.00%	01/25/40		5,432	5,498
Fannie Mae REMICS, Series 2010-17,
Class SB (IO)
(-1.00 X LIBOR USD 1-Month plus 6.35%, 6.35% Cap)
6.20%	03/25/40	[1]	7,036,648	1,687,302
Fannie Mae REMICS, Series 2010-43,
Class KS (IO)
(-1.00 X LIBOR USD 1-Month plus 6.42%, 6.42% Cap)
6.27%	05/25/40	[1]	12,451,020	2,689,540
Fannie Mae REMICS, Series 2011-101,
Class HE
4.00%	10/25/41		10,100,000	11,475,332
Fannie Mae REMICS, Series 2011-111,
Class DB
4.00%	11/25/41		18,720,437	20,802,670

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Fannie Mae REMICS, Series 2011-2,
Class PD
4.00%	12/25/39		$4,854	$4,862
Fannie Mae REMICS, Series 2012-84,
Class VZ
3.50%	08/25/42		9,910,680	11,054,936
Fannie Mae REMICS, Series 2013-101,
Class BO (PO)
0.00%	10/25/43	[10]	18,100,109	17,137,026
Fannie Mae REMICS, Series 2013-101,
Class CO (PO)
0.00%	10/25/43	[10]	10,975,033	10,142,123
Fannie Mae REMICS, Series 2016-45,
Class AF
(LIBOR USD 1-Month plus 0.50%)
0.65%	07/25/46	[1]	12,160,881	12,266,487
Fannie Mae REMICS, Series 2016-72,
Class FA
(LIBOR USD 1-Month plus 0.50%)
0.65%	10/25/46	[1]	28,428,758	28,667,889
Fannie Mae REMICS, Series 2016-74,
Class GF
(LIBOR USD 1-Month plus 0.50%)
0.65%	10/25/46	[1]	19,479,209	19,591,414
Fannie Mae REMICS, Series 2016-75,
Class FL
(LIBOR USD 1-Month plus 0.50%)
0.65%	10/25/46	[1]	18,908,763	19,017,479
Fannie Mae REMICS, Series 2018-29,
Class AP
3.50%	11/25/46		144,525,171	149,268,437
Fannie Mae REMICS, Series 2018-38,
Class LA
3.00%	06/25/48		47,177,793	49,688,416
Fannie Mae REMICS, Series 2018-38,
Class PA
3.50%	06/25/47		77,557	81,075
Fannie Mae REMICS, Series 2018-45,
Class GA
3.00%	06/25/48		55,425,008	58,696,133
Fannie Mae REMICS, Series 2018-55,
Class PA
3.50%	01/25/47		44,862,173	46,728,130
Fannie Mae REMICS, Series 2018-57,
Class QA
3.50%	05/25/46		168,927	175,499
Fannie Mae REMICS, Series 2018-86,
Class JA
4.00%	05/25/47		3,801,354	3,979,945
Fannie Mae REMICS, Series 2018-94,
Class KD
3.50%	12/25/48		16,392,502	17,337,894

See accompanying notes to Schedule of Portfolio Investments.

171 / Semi-Annual Report September 2020

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2020 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Fannie Mae REMICS, Series 2019-1,
Class AB
3.50%	02/25/49		$3,774,204	$3,981,261
Fannie Mae REMICS, Series 2019-1,
Class KP
3.25%	02/25/49		6,130,207	6,436,947
Fannie Mae REMICS, Series 2019-26,
Class JE
3.00%	06/25/49		15,970,397	16,557,789
Fannie Mae REMICS, Series 2019-45,
Class PA
3.00%	08/25/49		48,189,190	51,092,560
Fannie Mae REMICS, Series 2019-52,
Class PA
3.00%	09/25/49		20,393,206	21,024,049
Fannie Mae REMICS, Series 2019-67,
Class FE
(LIBOR USD 1-Month plus 0.45%)
0.60%	11/25/49	[1]	54,090,707	54,468,152
Fannie Mae REMICS, Series 2019-79,
Class FA
(LIBOR USD 1-Month plus 0.50%)
0.65%	01/25/50	[1]	168,828	170,166
Fannie Mae REMICS, Series G92-36,
Class Z
7.00%	07/25/22		5	5
Fannie Mae REMICS, Series G93-21,
Class Z
7.20%	05/25/23		1,062	1,121
Fannie Mae Trust, Series 2003-W2,
Class 2A9
5.90%	07/25/42		23,863	27,953
Freddie Mac Gold Pool A24156
6.50%	10/01/31		119,810	134,188
Freddie Mac Gold Pool A25162
5.50%	05/01/34		1,596,168	1,849,652
Freddie Mac Gold Pool A39012
5.50%	06/01/35		33,782	39,426
Freddie Mac Gold Pool A54856
5.00%	01/01/34		3,014,647	3,410,433
Freddie Mac Gold Pool A61164
5.00%	04/01/36		11,142	12,715
Freddie Mac Gold Pool A97038
4.00%	02/01/41		10,617,827	11,780,245
Freddie Mac Gold Pool C01492
5.00%	02/01/33		461,264	523,771
Freddie Mac Gold Pool C04546
3.00%	02/01/43		17,219,022	18,702,920
Freddie Mac Gold Pool C04573
3.00%	03/01/43		21,170,941	23,074,072

Issues	Maturity Date	Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Freddie Mac Gold Pool C46104
6.50%	09/01/29	$10,680	$11,962
Freddie Mac Gold Pool C55789
7.50%	10/01/27	4,908	5,423
Freddie Mac Gold Pool C90573
6.50%	08/01/22	17,044	17,845
Freddie Mac Gold Pool E02402
6.00%	10/01/22	4,379	4,522
Freddie Mac Gold Pool G00992
7.00%	11/01/28	565	653
Freddie Mac Gold Pool G01515
5.00%	02/01/33	504,026	571,617
Freddie Mac Gold Pool G02579
5.00%	12/01/34	774,316	891,271
Freddie Mac Gold Pool G02884
6.00%	04/01/37	2,014,159	2,365,392
Freddie Mac Gold Pool G02955
5.50%	03/01/37	2,871,721	3,354,182
Freddie Mac Gold Pool G03357
5.50%	08/01/37	1,198,605	1,401,303
Freddie Mac Gold Pool G03676
5.50%	12/01/37	1,843,257	2,146,095
Freddie Mac Gold Pool G03783
5.50%	01/01/38	1,367,966	1,592,722
Freddie Mac Gold Pool G03985
6.00%	03/01/38	18,489	22,192
Freddie Mac Gold Pool G04438
5.50%	05/01/38	4,240,348	4,939,176
Freddie Mac Gold Pool G04703
5.50%	08/01/38	3,628,298	4,226,257
Freddie Mac Gold Pool G04706
5.50%	09/01/38	147,664	171,999
Freddie Mac Gold Pool G05866
4.50%	02/01/40	14,368,750	16,535,047
Freddie Mac Gold Pool G06361
4.00%	03/01/41	19,998	22,794
Freddie Mac Gold Pool G06498
4.00%	04/01/41	19,905,765	22,483,428
Freddie Mac Gold Pool G06499
4.00%	03/01/41	8,985,787	9,911,102
Freddie Mac Gold Pool G07408
3.50%	06/01/43	18,991,623	21,437,555
Freddie Mac Gold Pool G07786
4.00%	08/01/44	173,004,983	194,438,933
Freddie Mac Gold Pool G07848
3.50%	04/01/44	95,715,723	106,550,986
Freddie Mac Gold Pool G07849
3.50%	05/01/44	13,297,773	14,699,492

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2020 / 172

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2020 (Unaudited)

Issues	Maturity Date	Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Freddie Mac Gold Pool G07924
3.50%	01/01/45	$17,985,682	$19,802,865
Freddie Mac Gold Pool G07925
4.00%	02/01/45	11,319,119	12,802,985
Freddie Mac Gold Pool G08676
3.50%	11/01/45	57,655,676	61,934,064
Freddie Mac Gold Pool G08681
3.50%	12/01/45	37,773,216	40,576,209
Freddie Mac Gold Pool G08698
3.50%	03/01/46	2,014	2,155
Freddie Mac Gold Pool G08710
3.00%	06/01/46	217,753,336	229,547,969
Freddie Mac Gold Pool G08711
3.50%	06/01/46	16,397,037	17,530,415
Freddie Mac Gold Pool G08715
3.00%	08/01/46	288,628,404	304,261,993
Freddie Mac Gold Pool G08721
3.00%	09/01/46	29,392,916	30,984,986
Freddie Mac Gold Pool G08722
3.50%	09/01/46	71,540,694	76,373,869
Freddie Mac Gold Pool G08726
3.00%	10/01/46	315,669,019	332,767,266
Freddie Mac Gold Pool G08727
3.50%	10/01/46	60,131,561	64,174,168
Freddie Mac Gold Pool G08732
3.00%	11/01/46	191,270,061	201,630,225
Freddie Mac Gold Pool G08741
3.00%	01/01/47	114,580,456	120,786,719
Freddie Mac Gold Pool G08742
3.50%	01/01/47	96,556,201	102,656,950
Freddie Mac Gold Pool G08747
3.00%	02/01/47	38,010,783	40,069,641
Freddie Mac Gold Pool G08757
3.50%	04/01/47	41,520,837	44,144,264
Freddie Mac Gold Pool G08758
4.00%	04/01/47	31,059	33,372
Freddie Mac Gold Pool G08762
4.00%	05/01/47	32,228,838	34,583,928
Freddie Mac Gold Pool G08779
3.50%	09/01/47	165,867	175,645
Freddie Mac Gold Pool G08784
3.50%	10/01/47	144,958	153,503
Freddie Mac Gold Pool G08792
3.50%	12/01/47	123,550	130,931
Freddie Mac Gold Pool G08826
5.00%	06/01/48	25,654,133	28,114,025
Freddie Mac Gold Pool G08833
5.00%	07/01/48	16,086,984	17,629,512

Issues	Maturity Date	Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Freddie Mac Gold Pool G08838
5.00%	09/01/48	$7,409,572	$8,143,617
Freddie Mac Gold Pool G08840
5.00%	08/01/48	2,625,342	2,880,001
Freddie Mac Gold Pool G08843
4.50%	10/01/48	19,425,646	21,008,735
Freddie Mac Gold Pool G08844
5.00%	10/01/48	22,009,321	24,119,723
Freddie Mac Gold Pool G08848
4.50%	11/01/48	3,633,235	3,931,329
Freddie Mac Gold Pool G08849
5.00%	11/01/48	8,619,372	9,458,905
Freddie Mac Gold Pool G12393
5.50%	10/01/21	116,509	117,320
Freddie Mac Gold Pool G12399
6.00%	09/01/21	132	134
Freddie Mac Gold Pool G12824
6.00%	08/01/22	319,431	329,896
Freddie Mac Gold Pool G12909
6.00%	11/01/22	863,943	896,527
Freddie Mac Gold Pool G13032
6.00%	09/01/22	72,215	73,469
Freddie Mac Gold Pool G13058
4.50%	10/01/20	4	4
Freddie Mac Gold Pool G15897
2.50%	09/01/31	65,603	69,901
Freddie Mac Gold Pool G16085
2.50%	02/01/32	4,448,174	4,758,244
Freddie Mac Gold Pool G16502
3.50%	05/01/33	116,584	123,759
Freddie Mac Gold Pool G16524
3.50%	05/01/33	38,856,438	41,777,047
Freddie Mac Gold Pool G16584
3.50%	08/01/33	7,408,852	7,835,454
Freddie Mac Gold Pool G16607
3.50%	09/01/33	71,249,324	76,562,953
Freddie Mac Gold Pool G16623
2.50%	09/01/32	39,891,404	41,819,241
Freddie Mac Gold Pool G16755
3.50%	02/01/34	74,600,965	79,737,593
Freddie Mac Gold Pool G16756
3.50%	01/01/34	6,340,668	6,813,543
Freddie Mac Gold Pool G16770
2.50%	02/01/32	181,551	192,141
Freddie Mac Gold Pool G18581
2.50%	01/01/31	41,735	43,661
Freddie Mac Gold Pool G18592
3.00%	03/01/31	39,985	42,263

See accompanying notes to Schedule of Portfolio Investments.

173 / Semi-Annual Report September 2020

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2020 (Unaudited)

Issues	Maturity Date	Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Freddie Mac Gold Pool G18596
3.00%	04/01/31	$47,269,562	$49,962,063
Freddie Mac Gold Pool G18691
3.00%	06/01/33	19,956,315	20,979,845
Freddie Mac Gold Pool G18692
3.50%	06/01/33	30,056,587	31,787,247
Freddie Mac Gold Pool G18713
3.50%	11/01/33	36,936,042	39,062,821
Freddie Mac Gold Pool G18716
3.50%	12/01/33	112,026	118,477
Freddie Mac Gold Pool G60023
3.50%	04/01/45	16,356,527	18,233,180
Freddie Mac Gold Pool G60080
3.50%	06/01/45	186,188,936	204,767,799
Freddie Mac Gold Pool G60138
3.50%	08/01/45	136,551,080	152,253,789
Freddie Mac Gold Pool G60238
3.50%	10/01/45	57,499,036	63,200,640
Freddie Mac Gold Pool G60344
4.00%	12/01/45	142,607	158,959
Freddie Mac Gold Pool G67700
3.50%	08/01/46	42,645,844	46,767,992
Freddie Mac Gold Pool G67703
3.50%	04/01/47	432,818,980	473,843,727
Freddie Mac Gold Pool G67706
3.50%	12/01/47	230,072,698	251,502,481
Freddie Mac Gold Pool G67707
3.50%	01/01/48	520,105,125	578,626,355
Freddie Mac Gold Pool G67708
3.50%	03/01/48	562,902,448	608,869,062
Freddie Mac Gold Pool G67709
3.50%	03/01/48	383,031,828	418,931,249
Freddie Mac Gold Pool G67710
3.50%	03/01/48	376,041,751	404,399,059
Freddie Mac Gold Pool G67711
4.00%	03/01/48	102,523,626	112,882,664
Freddie Mac Gold Pool G67713
4.00%	06/01/48	1,050,398	1,150,047
Freddie Mac Gold Pool G67714
4.00%	07/01/48	162,390	178,747
Freddie Mac Gold Pool G67717
4.00%	11/01/48	136,696,864	150,797,879
Freddie Mac Gold Pool H00790
5.50%	05/01/37	9,178	10,499
Freddie Mac Gold Pool H05069
5.50%	05/01/37	239,660	275,109
Freddie Mac Gold Pool Q05804
4.00%	01/01/42	34,173,457	38,995,059

Issues	Maturity Date	Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Freddie Mac Gold Pool U99097
3.50%	07/01/43	$54,527,850	$59,101,288
Freddie Mac Gold Pool V61222
2.50%	06/01/31	116,484	123,279
Freddie Mac Gold Pool V62078
3.50%	08/01/33	7,579,582	8,155,850
Freddie Mac Gold Pool V62129
3.50%	08/01/33	15,787,004	16,871,823
Freddie Mac Gold Pool V80356
3.50%	08/01/43	35,121,550	39,117,949
Freddie Mac Pool RB5077
2.00%	10/01/40	137,643,337	142,724,537
Freddie Mac Pool RE6029
3.00%	02/01/50	19,998,754	20,524,338
Freddie Mac Pool SD7502
3.50%	07/01/49	18,786,172	20,157,147
Freddie Mac Pool SD7503
3.50%	08/01/49	37,109,648	40,046,447
Freddie Mac Pool SD7511
3.50%	01/01/50	35,056,206	37,885,273
Freddie Mac Pool WN1000
3.70%	07/01/33	140,700,000	168,355,023
Freddie Mac Pool ZA5103
3.50%	12/01/47	473,539	501,287
Freddie Mac Pool ZA5128
3.50%	12/01/47	1,142,720	1,210,656
Freddie Mac Pool ZM1779
3.00%	09/01/46	31,166,974	32,907,728
Freddie Mac Pool ZM2285
3.00%	12/01/46	33,812,111	35,630,833
Freddie Mac Pool ZS4693
3.00%	12/01/46	35,764,635	37,688,355
Freddie Mac Pool ZS4768
3.50%	05/01/48	3,414,639	3,609,106
Freddie Mac Pool ZT0277
3.50%	10/01/46	3,483,763	3,758,374
Freddie Mac Pool ZT1403
3.50%	11/01/33	41,254,768	43,632,875
Freddie Mac REMICS, Series 1073,
Class G
7.00%	05/15/21	31	31
Freddie Mac REMICS, Series 1107,
Class ZC
6.50%	07/15/21	309	315
Freddie Mac REMICS, Series 1980,
Class Z
7.00%	07/15/27	60,511	69,291

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2020 / 174

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2020 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Freddie Mac REMICS, Series 1983,
Class Z
6.50%	12/15/23		$18,189	$19,593
Freddie Mac REMICS, Series 2098,
Class TZ
6.00%	01/15/28		247,325	274,729
Freddie Mac REMICS, Series 2174,
Class PN
6.00%	07/15/29		13,582	15,360
Freddie Mac REMICS, Series 2313,
Class LA
6.50%	05/15/31		6,572	7,582
Freddie Mac REMICS, Series 2433,
Class SA
(-2.60 X LIBOR USD 1-Month plus 20.93%, 20.93% Cap)
20.53%	02/15/32	[1]	8,053	12,539
Freddie Mac REMICS, Series 2481,
Class AW
6.50%	08/15/32		28,770	31,809
Freddie Mac REMICS, Series 3019,
Class SW (IO)
(-1.00 X LIBOR USD 1-Month plus 7.20%, 7.20% Cap)
7.05%	08/15/35	[1]	1,187,110	290,086
Freddie Mac REMICS, Series 3063,
Class YG
5.50%	11/15/35		3,168,048	3,695,889
Freddie Mac REMICS, Series 3300,
Class SA (IO)
(-1.00 X LIBOR USD 1-Month plus 7.20%, 7.20% Cap)
7.05%	08/15/35	[1]	524,848	111,131
Freddie Mac REMICS, Series 3707,
Class EI (IO)
5.00%	12/15/38		5,954,399	232,857
Freddie Mac REMICS, Series 3730,
Class JG
3.00%	09/15/39		5,112	5,185
Freddie Mac REMICS, Series 3752,
Class XL (IO)
4.50%	11/15/40		52,334,647	58,922,946
Freddie Mac REMICS, Series 3891,
Class HS (IO)
(-1.00 X LIBOR USD 1-Month plus 5.95%, 5.95% Cap)
5.80%	07/15/41	[1]	5,878,717	706,308
Freddie Mac REMICS, Series 3904,
Class JB
4.50%	08/15/41		14,250,054	16,174,536
Freddie Mac REMICS, Series 3925,
Class LB
4.50%	09/15/41		9,215,000	11,188,563
Freddie Mac REMICS, Series 3928,
Class JD
4.00%	09/15/41		32,095,702	35,725,713

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Freddie Mac REMICS, Series 4102,
Class TC
2.50%	09/15/41		$12,698,110	$13,235,469
Freddie Mac REMICS, Series 4161,
Class BA
2.50%	12/15/41		19,865,845	20,855,976
Freddie Mac REMICS, Series 4656,
Class EZ
4.00%	02/15/47		178,845	208,371
Freddie Mac REMICS, Series 4818,
Class CA
3.00%	04/15/48		4,081,601	4,243,910
Freddie Mac REMICS, Series 4846,
Class PA
4.00%	06/15/47		1,492,952	1,580,631
Freddie Mac REMICS, Series 4852,
Class CA
4.00%	11/15/47		46,236,856	50,135,705
Freddie Mac REMICS, Series 4860,
Class BH
3.50%	10/15/48		19,527,406	20,239,158
Freddie Mac REMICS, Series 4860,
Class PA
3.50%	02/15/49		7,503,618	7,879,067
Freddie Mac REMICS, Series 4879,
Class BC
3.00%	04/15/49		3,731,429	3,867,154
Freddie Mac REMICS, Series 4896,
Class DA
3.00%	01/15/49		3,029,479	3,152,497
Freddie Mac REMICS, Series 4937,
Class MF
(LIBOR USD 1-Month plus 0.45%)
0.60%	12/25/49	[1]	12,319,002	12,403,099
Freddie Mac Strips, Series 309,
Class PO (PO)
0.00%	08/15/43	[10]	25,141,768	23,144,196
Freddie Mac Strips, Series 319,
Class F2
(LIBOR USD 1-Month plus 0.50%)
0.65%	11/15/43	[1]	4,539,404	4,595,651
Ginnie Mae I Pool 782817
4.50%	11/15/39		15,144,676	17,156,166
Ginnie Mae I Pool AA5452
3.50%	07/15/42		195,268	207,027
Ginnie Mae II Pool 2631
7.00%	08/20/28		1,571	1,772
Ginnie Mae II Pool 3388
4.50%	05/20/33		4,169	4,603
Ginnie Mae II Pool 3427
4.50%	08/20/33		1,488	1,653

See accompanying notes to Schedule of Portfolio Investments.

175 / Semi-Annual Report September 2020

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2020 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Ginnie Mae II Pool 3554
4.50%	05/20/34		$1,461	$1,623
Ginnie Mae II Pool 4058
5.00%	12/20/37		815	934
Ginnie Mae II Pool 4342
5.00%	01/20/39		1,202	1,349
Ginnie Mae II Pool 4520
5.00%	08/20/39		23,417	26,318
Ginnie Mae II Pool 5140
4.50%	08/20/41		48,858	54,259
Ginnie Mae II Pool 5175
4.50%	09/20/41		52,445	58,250
Ginnie Mae II Pool 5281
4.50%	01/20/42		15,785	17,538
Ginnie Mae II Pool 783591
4.50%	07/20/41		19,650	21,840
Ginnie Mae II Pool 80968
(US Treasury Yield Curve Rate T Note
Constant Maturity 1 Year plus 1.50%)
3.25%	07/20/34	[1]	11,523	11,929
Ginnie Mae II Pool 81267
(US Treasury Yield Curve Rate T Note
Constant Maturity 1 Year plus 1.50%)
3.00%	03/20/35	[1]	19,257	19,492
Ginnie Mae II Pool 81432
(US Treasury Yield Curve Rate T Note
Constant Maturity 1 Year plus 1.50%)
3.25%	08/20/35	[1]	19,886	20,848
Ginnie Mae II Pool 81497
(US Treasury Yield Curve Rate T Note
Constant Maturity 1 Year plus 1.50%)
3.13%	10/20/35	[1]	16,901	17,749
Ginnie Mae II Pool 8631
(US Treasury Yield Curve Rate T Note
Constant Maturity 1 Year plus 1.50%)
2.88%	05/20/25	[1]	3,183	3,291
Ginnie Mae II Pool 8644
(US Treasury Yield Curve Rate T Note
Constant Maturity 1 Year plus 1.50%)
2.88%	06/20/25	[1]	4,460	4,525
Ginnie Mae II Pool MA0627
4.50%	12/20/42		63,079	70,135
Ginnie Mae II Pool MA0701
4.50%	01/20/43		69,052	75,921
Ginnie Mae II Pool MA1157
3.50%	07/20/43		60,896	66,240
Ginnie Mae II Pool MA1997
4.50%	06/20/44		16,208	18,014

Issues	Maturity Date	Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Ginnie Mae II Pool MA2374
5.00%	11/20/44	$397,832	$450,220
Ginnie Mae II Pool MA2756
4.50%	04/20/45	35,949	39,945
Ginnie Mae II Pool MA2828
4.50%	05/20/45	1,564,686	1,738,678
Ginnie Mae II Pool MA2894
4.50%	06/20/45	597,897	664,247
Ginnie Mae II Pool MA3036
4.50%	08/20/45	62,421	69,339
Ginnie Mae II Pool MA3309
3.00%	12/20/45	14,048	14,752
Ginnie Mae II Pool MA3456
4.50%	02/20/46	413,739	459,544
Ginnie Mae II Pool MA3521
3.50%	03/20/46	54,597,092	58,761,873
Ginnie Mae II Pool MA3524
5.00%	03/20/46	18,035	20,607
Ginnie Mae II Pool MA3597
3.50%	04/20/46	138,072,094	148,604,523
Ginnie Mae II Pool MA3600
5.00%	04/20/46	10,748,129	12,266,808
Ginnie Mae II Pool MA3662
3.00%	05/20/46	5,538,576	5,860,474
Ginnie Mae II Pool MA3663
3.50%	05/20/46	39,847,193	42,886,820
Ginnie Mae II Pool MA3665
4.50%	05/20/46	173,914	191,298
Ginnie Mae II Pool MA3666
5.00%	05/20/46	6,021,764	6,875,411
Ginnie Mae II Pool MA3738
4.50%	06/20/46	741,494	815,613
Ginnie Mae II Pool MA3739
5.00%	06/20/46	3,502,267	3,998,441
Ginnie Mae II Pool MA3805
4.50%	07/20/46	6,306,769	6,937,181
Ginnie Mae II Pool MA3806
5.00%	07/20/46	275,674	314,827
Ginnie Mae II Pool MA3873
3.00%	08/20/46	42,778,900	45,287,643
Ginnie Mae II Pool MA3876
4.50%	08/20/46	6,450,431	7,095,204
Ginnie Mae II Pool MA3877
5.00%	08/20/46	1,222,809	1,394,531
Ginnie Mae II Pool MA3937
3.50%	09/20/46	31,925,730	34,281,277
Ginnie Mae II Pool MA3939
4.50%	09/20/46	3,241,478	3,605,685

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2020 / 176

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2020 (Unaudited)

Issues	Maturity Date	Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Ginnie Mae II Pool MA4003
3.00%	10/20/46	$16,960,412	$17,923,512
Ginnie Mae II Pool MA4006
4.50%	10/20/46	3,701,965	4,087,046
Ginnie Mae II Pool MA4007
5.00%	10/20/46	7,394,526	8,435,025
Ginnie Mae II Pool MA4069
3.50%	11/20/46	99,564,653	106,724,059
Ginnie Mae II Pool MA4071
4.50%	11/20/46	10,595,757	11,763,044
Ginnie Mae II Pool MA4072
5.00%	11/20/46	1,964,413	2,242,389
Ginnie Mae II Pool MA4126
3.00%	12/20/46	283,452,486	299,850,011
Ginnie Mae II Pool MA4127
3.50%	12/20/46	104,677,032	111,877,255
Ginnie Mae II Pool MA4129
4.50%	12/20/46	33,613,116	37,551,712
Ginnie Mae II Pool MA4196
3.50%	01/20/47	26,323	28,166
Ginnie Mae II Pool MA4198
4.50%	01/20/47	290,528	318,933
Ginnie Mae II Pool MA4199
5.00%	01/20/47	6,313,382	7,199,337
Ginnie Mae II Pool MA4264
4.50%	02/20/47	87,328,165	95,593,392
Ginnie Mae II Pool MA4265
5.00%	02/20/47	1,569,568	1,770,214
Ginnie Mae II Pool MA4324
5.00%	03/20/47	8,903,224	9,985,518
Ginnie Mae II Pool MA4382
3.50%	04/20/47	70,041,086	74,946,210
Ginnie Mae II Pool MA4384
4.50%	04/20/47	4,254,176	4,650,168
Ginnie Mae II Pool MA4385
5.00%	04/20/47	14,638,513	16,221,191
Ginnie Mae II Pool MA4453
4.50%	05/20/47	218,971,655	239,354,216
Ginnie Mae II Pool MA4454
5.00%	05/20/47	33,990,369	37,462,778
Ginnie Mae II Pool MA4510
3.50%	06/20/47	99,125	105,788
Ginnie Mae II Pool MA4511
4.00%	06/20/47	14,328,503	15,449,381
Ginnie Mae II Pool MA4512
4.50%	06/20/47	776,192	848,442
Ginnie Mae II Pool MA4513
5.00%	06/20/47	653,184	723,704

Issues	Maturity Date	Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Ginnie Mae II Pool MA4586
3.50%	07/20/47	$119,227,869	$127,242,318
Ginnie Mae II Pool MA4588
4.50%	07/20/47	130,087	141,789
Ginnie Mae II Pool MA4589
5.00%	07/20/47	32,209,941	35,686,462
Ginnie Mae II Pool MA4652
3.50%	08/20/47	9,045,230	9,653,247
Ginnie Mae II Pool MA4655
5.00%	08/20/47	39,279,165	43,501,549
Ginnie Mae II Pool MA4719
3.50%	09/20/47	117,511,712	125,410,802
Ginnie Mae II Pool MA4720
4.00%	09/20/47	289,401	310,655
Ginnie Mae II Pool MA4722
5.00%	09/20/47	779,817	860,085
Ginnie Mae II Pool MA4781
5.00%	10/20/47	9,546,705	10,559,202
Ginnie Mae II Pool MA4836
3.00%	11/20/47	249,785,915	263,962,425
Ginnie Mae II Pool MA4837
3.50%	11/20/47	287,737,504	307,105,552
Ginnie Mae II Pool MA4838
4.00%	11/20/47	98,206,737	105,319,833
Ginnie Mae II Pool MA4840
5.00%	11/20/47	2,937,548	3,254,667
Ginnie Mae II Pool MA4900
3.50%	12/20/47	18,554,733	19,803,680
Ginnie Mae II Pool MA4901
4.00%	12/20/47	65,095,795	69,820,534
Ginnie Mae II Pool MA4961
3.00%	01/20/48	840,352	887,813
Ginnie Mae II Pool MA4963
4.00%	01/20/48	112,882,515	120,971,229
Ginnie Mae II Pool MA5078
4.00%	03/20/48	186,726	199,628
Ginnie Mae II Pool MA5137
4.00%	04/20/48	42,119,378	45,111,526
Ginnie Mae II Pool MA5399
4.50%	08/20/48	9,306,436	10,068,011
Ginnie Mae II Pool MA5466
4.00%	09/20/48	15,798,628	16,907,477
Ginnie Mae II Pool MA5467
4.50%	09/20/48	88,081	95,289
Ginnie Mae II Pool MA5528
4.00%	10/20/48	73,894,859	78,990,219
Ginnie Mae II Pool MA5530
5.00%	10/20/48	15,753,390	17,133,698

See accompanying notes to Schedule of Portfolio Investments.

177 / Semi-Annual Report September 2020

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2020 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Ginnie Mae II Pool MA5651
4.00%	12/20/48		$25,750	$27,469
Ginnie Mae II Pool MA6030
3.50%	07/20/49		72,162,765	74,780,981
Ginnie Mae II Pool MA6080
3.00%	08/20/49		12,924	13,309
Ginnie Mae II Pool MA6081
3.50%	08/20/49		24,751,353	25,649,384
Ginnie Mae II Pool MA6209
3.00%	10/20/49		23,526,569	24,278,367
Ginnie Mae II Pool MA6210
3.50%	10/20/49		12,550,525	12,966,664
Ginnie Mae Pool (TBA)
2.00%	10/20/50		1,730,300,000	1,798,025,067
2.50%	10/20/50		1,192,850,000	1,252,585,721
Ginnie Mae, Series 2003-86, Class ZK
5.00%	10/20/33		6,114,821	6,894,960
Ginnie Mae, Series 2007-35, Class PY (IO)
(-1.00 X LIBOR USD 1-Month plus 6.75%, 6.75% Cap)
6.60%	06/16/37	[1]	10,967,147	2,553,220
Ginnie Mae, Series 2009-106, Class SD (IO)
(-1.00 X LIBOR USD 1-Month plus 6.25%, 6.25% Cap)
6.09%	03/20/36	[1]	9,581,138	1,193,465
Ginnie Mae, Series 2009-106, Class XI (IO)
(-1.00 X LIBOR USD 1-Month plus 6.80%, 6.80% Cap)
6.64%	05/20/37	[1]	23,974,287	3,701,922
Ginnie Mae, Series 2009-124, Class SC (IO)
(-1.00 X LIBOR USD 1-Month plus 6.48%, 6.48% Cap)
6.32%	12/20/39	[1]	3,950,769	920,560
Ginnie Mae, Series 2009-17, Class P
4.00%	08/16/38		4,070	4,128
Ginnie Mae, Series 2009-66, Class XS (IO)
(-1.00 X LIBOR USD 1-Month plus 6.80%, 6.80% Cap)
6.65%	07/16/39	[1]	37,506	6,108
Ginnie Mae, Series 2009-8, Class PS (IO)
(-1.00 X LIBOR USD 1-Month plus 6.30%, 6.30% Cap)
6.15%	08/16/38	[1]	57,814	5,503
Ginnie Mae, Series 2010-4, Class SL (IO)
(-1.00 X LIBOR USD 1-Month plus 6.40%, 6.40% Cap)
6.25%	01/16/40	[1]	52,317	11,950
Ginnie Mae, Series 2010-4, Class SM (IO)
(-1.00 X LIBOR USD 1-Month plus 5.80%, 5.80% Cap)
5.65%	01/16/40	[1]	9,512,151	1,909,907
Ginnie Mae, Series 2010-6, Class BS (IO)
(-1.00 X LIBOR USD 1-Month plus 6.50%, 6.50% Cap)
6.35%	09/16/39	[1]	1,947,084	169,098
Ginnie Mae, Series 2011-146, Class EI (IO)
5.00%	11/16/41		114,155	23,634

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Ginnie Mae, Series 2013-113, Class LY
3.00%	05/20/43		$51,184,000	$55,921,389
Ginnie Mae, Series 2014-108, Class PA
2.63%	12/20/39		12,885,353	13,439,131
Ginnie Mae, Series 2018-124, Class NW
3.50%	09/20/48		1,681,558	1,817,930
Ginnie Mae, Series 2019-1, Class NP
3.50%	01/20/49		26,590,003	28,236,557
Ginnie Mae, Series 2019-119, Class JE
3.00%	09/20/49		28,051,695	28,775,088
Ginnie Mae, Series 2019-15, Class GT
3.50%	02/20/49		27,952,271	29,774,386
Ginnie Mae, Series 2019-44, Class CA
3.50%	12/20/48		11,954,165	12,491,558
Ginnie Mae, Series 2019-71, Class PT
3.00%	06/20/49		8,951,576	9,383,793
Ginnie Mae, Series 2019-86, Class C
2.50%	03/20/49		30,613,592	32,169,685
Ginnie Mae, Series 2019-90, Class HE
3.00%	07/20/49		34,769,958	36,343,051
NCUA Guaranteed Notes Trust,
Series 2010-R1, Class 1A
(LIBOR USD 1-Month plus 0.45%)
0.60%	10/07/20	[1]	4,643,574	4,644,945
NCUA Guaranteed Notes Trust,
Series 2010-R3, Class 1A
(LIBOR USD 1-Month plus 0.56%)
0.71%	12/08/20	[1]	5,764,149	5,765,648
NCUA Guaranteed Notes Trust,
Series 2010-R3, Class 2A
(LIBOR USD 1-Month plus 0.56%)
0.71%	12/08/20	[1]	15,682,876	15,683,339
UMBS (TBA)
1.50%	10/01/35		436,700,000	446,866,926
2.00%	10/01/35		1,263,950,000	1,314,112,952
2.00%	10/01/50		4,602,100,000	4,757,975,934
2.50%	10/01/50		1,432,200,000	1,502,434,658
2.50%	11/01/50		1,137,500,000	1,191,316,285

				28,568,181,061

Total Mortgage-Backed
(Cost $33,963,715,859)				34,801,031,825

MUNICIPAL BONDS — 1.21%*
California — 0.51%
Los Angeles Department of Airports,
Revenue Bonds, Port, Airport and Marina
Improvements, Series A
5.00%	05/15/35		4,000,000	4,949,240
5.00%	05/15/36		1,110,000	1,368,464

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2020 / 178

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2020 (Unaudited)

Issues	Maturity Date	Principal Amount	Value
MUNICIPAL BONDS (continued)
California (continued)
5.00%	05/15/44	$7,185,000	$8,642,621
Los Angeles Department of Airports,
Revenue Bonds, Port, Airport and Marina
Improvements, Series C
5.00%	05/15/34	12,280,000	15,661,084
Los Angeles Department of Water & Power
Power System Revenue, Build America
Taxable Bonds, Water Utility Improvements,
Series SY
6.01%	07/01/39	350,000	490,231
Los Angeles Department of Water & Power
Power System Revenue, Taxable Bonds,
Electric Light & Power Improvements,
Series C
5.52%	07/01/27	12,625,000	16,027,564
Los Angeles Unified School District, Build
America Bonds, School Improvements,
Series RY
6.76%	07/01/34	12,165,000	17,997,509
Los Angeles Unified School District, Build
America Taxable Bonds, School
Improvements, Series KR
5.75%	07/01/34	10,755,000	15,030,650
Regents of the University of California
Medical Center Pooled Revenue, Taxable
Bonds, Health, Hospital and Nursing Home
Improvements, Series N
3.01%	05/15/50	197,665,000	213,765,803
3.26%	05/15/60	40,075,000	44,158,643
San Francisco City & County Airport
Comm-San Francisco International Airport,
Airport and Marina Improvements, Series A
5.00%	05/01/49	70,765,000	83,819,726
State of California, General Obligation
Bonds. Build America Bonds, School
Improvements
7.95%	03/01/36	8,138	7,561
University of California, Taxable, College &
University, Revenue Bonds, University &
College Improvements, Series AP
3.93%	05/15/45	30,115,000	35,532,086

			457,451,182

Florida — 0.05%
County of Miami-Dade Aviation Revenue
Bonds, Airport and Marina Improvements,
Series A
5.00%	10/01/49	11,900,000	14,094,717
Greater Orlando Aviation Authority, Port,
Airport and Marina Improvements, Series A
5.00%	10/01/44	10,000,000	12,013,450
5.00%	10/01/49	17,435,000	20,788,797

			46,896,964

Issues	Maturity Date	Principal Amount	Value
MUNICIPAL BONDS (continued)
Massachusetts — 0.10%
Commonwealth of Massachusetts, General
Obligation Bonds, Public Improvements,
Series C
3.00%	03/01/48	$59,745,000	$63,940,891
3.00%	03/01/49	26,430,000	28,249,441

			92,190,332

Missouri — 0.01%
Health & Educational Facilities Authority of the State of Missouri, Taxable Revenue
Bonds, Washington University, University and College Improvements
3.65%	08/15/57	8,515,000	10,524,795

New Jersey — 0.00%
Jersey City Municipal Utilities Authority,
Taxable Bonds, Water Utility Improvements,
Series B
5.47%	05/15/27	400,000	455,340
New Jersey State Turnpike Authority, Build
America Taxable Bonds, Highway
Improvements, Series A
7.10%	01/01/41	285,000	468,936
New Jersey Turnpike Authority, Taxable
Bonds, Highway Revenue, Series F
3.73%	01/01/36	300,000	354,330

			1,278,606

New York — 0.53%
City of New York, Build America Bonds,
Public Improvements
4.77%	10/01/23	4,420,000	4,931,748
5.21%	10/01/31	6,420,000	8,014,856
5.52%	10/01/37	6,075,000	8,623,645
5.82%	10/01/31	220,000	220,235
City of New York, Build America Taxable
Bonds, Public Improvements, Series F1
6.65%	12/01/31	43,210,000	43,646,421
City of New York, General Obligation Bonds,
Public Improvements, Series D-1
4.00%	03/01/50	7,000,000	7,898,380
Metropolitan Transportation Authority, Green
Taxable Bonds, Transit Improvements,
Series C2
5.18%	11/15/49	48,140,000	50,231,203
New York City Transitional Finance Authority
Future Tax Secured Revenue Bonds,
Taxable Bonds, Public Improvements,
Subseries C5
3.90%	05/01/31	15,000,000	17,152,500
New York City Transitional Finance Authority
Future Tax Secured Revenue Bonds,
Taxable Bonds, Public Improvements,
Subseries FI
4.00%	08/01/33	6,450,000	7,294,499

See accompanying notes to Schedule of Portfolio Investments.

179 / Semi-Annual Report September 2020

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2020 (Unaudited)

Issues	Maturity Date	Principal Amount	Value
MUNICIPAL BONDS (continued)
New York (continued)
New York City Transitional Finance Authority
Future Tax Secured Revenue Bonds,
Taxable Bonds, Public Improvements,
Subseries SU
3.88%	08/01/31	$3,135,000	$3,595,030
New York City Transitional Finance Authority
Revenue, Future Tax Secured Revenue,
Build America Bonds, Public Improvements
5.51%	08/01/37	25,000,000	34,943,000
New York City Transitional Finance Authority
Revenue, Future Tax Secured Revenue,
Qualified School Construction Bonds, School
Improvements, Series G-3
5.27%	05/01/27	13,135,000	15,912,527
New York City Water & Sewer System
Revenue Bonds, Water Utility Improvements
3.00%	06/15/50	25,595,000	26,540,735
New York City Water & Sewer System,
Revenue Bonds, Series EE
3.50%	06/15/42	80,000,000	97,767,999
New York State Dormitory Authority, Build
America Bonds, University & College
Improvements
5.29%	03/15/33	44,990,000	57,550,758
New York State Dormitory Authority,
Revenue Bonds, Health, Hospital and
Nursing Home Improvements, Series A
4.00%	07/01/50	40,195,000	44,941,427
4.00%	07/01/53	4,855,000	5,410,644
New York State Dormitory Authority,
Revenue Bonds, School Improvements,
Series A
4.00%	03/15/48	9,870,000	11,086,478
New York State Dormitory Authority,
Unrefunded Build America Bonds, University
& College Improvements
5.43%	03/15/39	21,400,000	29,320,354
New York State Urban Development Corp.,
Build America Taxable Bonds, Public
Improvements
5.77%	03/15/39	150,000	196,358

			475,278,797

Texas — 0.01%
Texas A&M University, Taxable Bond,
University & College Improvements, Series B
2.69%	05/15/25	350,000	382,965
Texas Transportation Commission State
Highway Fund, Build America Taxable
Bonds, Highway Improvements, Series B
5.18%	04/01/30	3,075,000	3,948,485

			4,331,450

Total Municipal Bonds
(Cost $1,011,943,565)			1,087,952,126

Issues	Maturity Date		Principal Amount	Value
U.S. TREASURY SECURITIES — 35.46%
U.S. Treasury Bonds — 5.97%
U.S. Treasury Bonds
1.13%	05/15/40		$1,000,000	$986,406
1.13%	08/15/40		100,000,000	98,351,562
1.25%	05/15/50		1,337,126,000	1,270,896,478
U.S. Treasury Bonds - Treasury Inflation
Indexed Bonds
0.25%	02/15/50	[11]	306,540,510	362,452,166
U.S. Treasury Bonds (WI)
1.38%	08/15/50		3,673,291,000	3,604,703,788

				5,337,390,400

U.S. Treasury Notes — 29.49%
U.S. Treasury Notes
0.13%	07/31/22		2,601,971,000	2,602,072,633
0.13%	08/31/22		3,571,358,000	3,571,427,820
0.13%	09/30/22		7,543,936,000	7,543,788,667
0.25%	08/31/25		5,942,429,000	5,938,250,581
0.25%	09/30/25		3,980,260,000	3,976,372,878
0.38%	09/30/27		1,052,371,000	1,045,875,903
U.S. Treasury Notes - Treasury Inflation
Indexed Notes
0.13%	04/15/25	[11]	200,586,898	213,499,679
0.13%	07/15/30	[11]	376,171,545	418,352,435
U.S. Treasury Notes (WI)
0.63%	08/15/30		1,081,738,000	1,076,498,332

				26,386,138,928

Total U.S. Treasury Securities
(Cost $31,783,582,634)				31,723,529,328

Total Bonds – 104.58%
(Cost $91,590,281,758)				93,565,326,745

Issues			Shares	Value
COMMON STOCK — 0.00%
Electric — 0.00%
Homer City Holdings
LLC[4,5,6,12]			1,180,703	64,939

Total Common Stock
(Cost $65,187,440)

Issues	Maturity Date		Principal Amount/Shares	Value
SHORT-TERM INVESTMENTS — 10.34%
Commercial Paper — 0.26%
Ford Motor Credit Co. LLC
2.88%[13]	01/08/21	[2]	38,155,000	37,839,585
3.20%[13]	10/08/20	[2]	191,145,000	191,117,035
3.20%[13]	10/14/20	[2]	7,365,000	7,363,105

				236,319,725

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2020 / 180

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2020 (Unaudited)

Issues	Maturity Date	Principal Amount/Shares	Value
SHORT-TERM INVESTMENTS (continued)
Money Market Funds — 0.32%
Dreyfus Government Cash Management
Fund
2.33%[14]		286,767,464	$286,767,464
U.S. Agency Discount Notes — 2.44%
Federal Home Loan Bank
0.00%[13]	12/01/20	$200,000,000	199,979,000
0.08%[13]	10/15/20	34,700,000	34,699,325
0.10%[13]	11/10/20	147,200,000	147,190,186
0.10%[13]	11/27/20	200,000,000	199,981,000
0.11%[13]	10/29/20	250,000,000	249,990,278
0.11%[13]	11/13/20	100,000,000	99,992,833
0.16%[13]	11/23/20	250,000,000	249,977,918
0.16%[13]	11/30/20	500,000,000	499,950,000
0.20%[13]	11/16/20	500,000,000	499,944,625

			2,181,705,165

U.S. Treasury Bills — 7.32%
U.S. Cash Management Bills
0.10%[13]	02/16/21	1,000,000,000	999,635,830
U.S. Treasury Bills
0.11%[13]	02/04/21	1,000,000,000	999,632,500
0.11%[13]	02/11/21	500,000,000	499,819,900
0.12%[13]	10/15/20	842,000	841,975
0.12%[13]	01/21/21	1,000,000,000	999,688,900
0.13%[13]	01/28/21	500,000,000	499,838,850
0.14%[13]	01/14/21	1,000,000,000	999,708,350
0.16%[13]	10/27/20	50,000,000	49,997,563
0.17%[13]	11/24/20	500,000,000	499,941,875
0.18%[13]	12/10/20	500,000,000	499,907,650
U.S. Treasury Bills (WI)
0.17%[13]	11/10/20	500,000,000	499,962,500

			6,548,975,893

Total Short-Term Investments
(Cost $9,252,963,395)			9,253,768,247

Total Investments – 114.92%
(Cost $100,908,432,593)			102,819,159,931

Net unrealized appreciation on unfunded commitments 0.00%			78,171
Liabilities in Excess of Other

Assets – (14.92)%			(13,347,996,012)

Net Assets – 100.00%			$89,471,163,919

[1]	Floating rate security. The rate disclosed was in effect at September 30, 2020.
[2]

Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

[3]	U.S. dollar-denominated security issued by foreign-domiciled entity.
[4]	Non-income producing security.
[5]	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
[6]	Illiquid security as determined under procedures approved by the Board of Trustees. The aggregate value of illiquid securities is $22,288,020, which is 0.02% of total net assets.
[7]	Security is currently in default with regard to scheduled interest or principal payments.
[8]

Excluded from the investment total above is an unfunded delayed draw term loan commitment in an amount not to exceed $3,011,158, at an interest rate of 3.60% and a maturity of July 14, 2021. The investment is not accruing an unused commitment fee.

[9]

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions.

[10]	Zero coupon bond. The rate shown is the effective yield as of September 30, 2020.
[11]	Inflation protected security. Principal amount reflects original security face amount.
[12]	Affiliated investment.
[13]	Represents annualized yield at date of purchase.
[14]	Represents the current yield as of September 30, 2020.
†

Fair valued security. The aggregate value of fair valued securities is $1,300,431, which is 0.00% of total net assets. Fair valued securities are not valued utilizing an independent quote but were valued pursuant to guidelines established by the Board of Trustees. This figure represents securities that are priced using a benchmark pricing system and securities that have been deemed permanently stale. See Notes to Financial Statements.

*	Securities with a call or reset feature will have an effective maturity date sooner than the stated maturity.
**	Securities backed by mortgage or consumer loans where payment is periodically made will have an effective maturity date sooner than the stated maturity date.

Note: For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for more meaningful presentation for investors.

(BKNT): Banker’s Note, Inc.

(CLO): Collateralized Loan Obligation

(EMTN): Euro medium-term note

(GBP): British Pound

(GMTN): Global medium-term note

(IO): Interest only

(LIBOR): London InterBank Offer Rate

(MTN): Medium-term Note

(PO): Principal only

(STEP): Step coupon bond

(TBA): To be announced

(USD): U.S. dollar

(WI): When issued

See accompanying notes to Schedule of Portfolio Investments.

181 / Semi-Annual Report September 2020

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2020 (Unaudited)

Currency to be Purchased	Currency to be Sold	Counterparty	Settlement Date	Unrealized Appreciation/ (Depreciation)
FOREIGN CURRENCY EXCHANGE CONTRACT
GBP 500,000	USD 643,526	Goldman Sachs International	10/23/20	$ 2,952
USD 12,536,591	GBP 9,900,000	Goldman Sachs International	10/23/20	(263,683)

NET UNREALIZED DEPRECIATION				$(260,731)

Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)
FUTURES CONTRACTS: LONG POSITIONS
U.S. Treasury Five Year Note	2,151	12/31/20	$271,093,219	$335,406	$335,406
FUTURES CONTRACTS: SHORT POSITIONS
U.S. Treasury Ultra Bond	5,298	12/21/20	(1,175,162,625)	8,425,594	8,425,594
U.S. Treasury Ten Year Note	4,000	12/21/20	(558,125,000)	(1,191,434)	(1,191,434)
U.S. Treasury Ten Year Ultra Bond	1,167	12/21/20	(186,628,828)	(183,355)	(183,355)

			(1,919,916,453)	7,050,805	7,050,805

TOTAL FUTURES CONTRACTS			$(1,648,823,234)	$7,386,211	$7,386,211

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2020 / 182

Ultra Short Bond Fund

Schedule of Portfolio Investments

September 30, 2020 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
BONDS – 39.64%
ASSET-BACKED SECURITIES — 2.56%**
Countrywide Asset-Backed Certificates Trust,
Series 2005-11, Class MV3
(LIBOR USD 1-Month plus 0.53%)
0.68%	02/25/36	[1]	$181,147	$179,598
Countrywide Asset-Backed Certificates Trust,
Series 2005-3, Class MV5
(LIBOR USD 1-Month plus 1.01%)
1.15%	08/25/35	[1]	571,438	572,229
Countrywide Asset-Backed Certificates Trust,
Series 2005-4, Class MV5
(LIBOR USD 1-Month plus 1.01%)
1.15%	10/25/35	[1]	800,000	781,109
Higher Education Funding I,
Series 2014-1, Class A
(LIBOR USD 3-Month plus 1.05%)
1.30%	05/25/34	[1,2]	365,863	365,364
MASTR Asset-Backed Securities Trust,
Series 2005-OPT1, Class M3
(LIBOR USD 1-Month plus 0.69%)
0.84%	03/25/35	[1]	968,410	967,283
Morgan Stanley ABS Capital I Trust,
Series 2005-WMC3, Class M4
(LIBOR USD 1-Month plus 0.93%)
1.08%	03/25/35	[1]	769,717	770,796
Nelnet Student Loan Trust, Series 2012-5A,
Class A
(LIBOR USD 1-Month plus 0.60%)
0.78%	10/27/36	[1,2]	341,620	334,784
Park Place Securities, Inc., Asset-Backed
Pass-Through Certificates,
Series 2005-WHQ3, Class M4
(LIBOR USD 1-Month plus 0.95%)
1.09%	06/25/35	[1]	548,000	546,490
PFS Financing Corp.,
Series 2017-D, Class A
2.40%	10/17/22	[2]	300,000	300,200
PFS Financing Corp.,
Series 2018-B, Class A
2.89%	02/15/23	[2]	300,000	302,726
SLM Student Loan Trust, Series 2003-10A,
Class A3
(LIBOR USD 3-Month plus 0.47%)
0.72%	12/15/27	[1,2]	180,237	179,225
SLM Student Loan Trust, Series 2003-14,
Class A6
(LIBOR USD 3-Month plus 0.30%)
0.54%	07/25/25	[1]	221,893	220,800
SLM Student Loan Trust, Series 2005-8,
Class A4
(LIBOR USD 3-Month plus 0.55%)
0.79%	01/25/28	[1]	143,696	143,755

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
SLM Student Loan Trust, Series 2007-6,
Class A4
(LIBOR USD 3-Month plus 0.38%)
0.62%	10/25/24	[1]	$125,993	$125,894
SLM Student Loan Trust, Series 2007-8,
Class A4
(LIBOR USD 3-Month plus 0.47%)
0.71%	01/26/26	[1]	139,071	138,288
SLM Student Loan Trust, Series 2013-4,
Class A
(LIBOR USD 1-Month plus 0.55%)
0.70%	06/25/43	[1]	124,945	122,005

Total Asset-Backed Securities
(Cost $5,949,012)				6,050,546

CORPORATES — 8.69%*
Banking — 1.25%
HSBC Holdings PLC (United Kingdom)
3.95%	05/18/24	[3,4]	1,000,000	1,070,096
JPMorgan Chase & Co.
(LIBOR USD 3-Month plus 1.00%)
1.28%	01/15/23	[1]	200,000	201,802
Lloyds Banking Group PLC
(United Kingdom)
2.91%	11/07/23	[3,4]	145,000	150,466
Santander UK Group Holdings PLC
(United Kingdom)
3.13%	01/08/21	[4]	500,000	503,647
3.57%	01/10/23	[4]	150,000	155,034
Wells Fargo & Co. (MTN)
3.75%	01/24/24		805,000	875,827

				2,956,872

Communications — 0.43%
Sprint Spectrum Co. LLC/Sprint Spectrum
Co. II LLC/Sprint Spectrum Co. III LLC
3.36%	09/20/21	[2]	260,000	262,891
4.74%	03/20/25	[2]	480,000	520,500
5.15%	03/20/28	[2]	200,000	236,125

				1,019,516

Consumer Discretionary — 0.23%
BAT Capital Corp.
2.76%	08/15/22		400,000	414,763
Constellation Brands, Inc.
(LIBOR USD 3-Month plus 0.70%)
0.98%	11/15/21	[1]	125,000	125,009

				539,772

Electric — 1.21%
Alliant Energy Finance LLC
3.75%	06/15/23	[2]	725,000	779,037

See accompanying notes to Schedule of Portfolio Investments.

183 / Semi-Annual Report September 2020

Ultra Short Bond Fund

Schedule of Portfolio Investments

September 30, 2020 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Electric (continued)
Dominion Energy, Inc., Series B
2.75%	09/15/22		$350,000	$362,094
Duquesne Light Holdings, Inc.
5.90%	12/01/21	[2]	450,000	472,921
Evergy, Inc.
4.85%	06/01/21		325,000	330,801
NextEra Energy Capital Holdings, Inc.
2.40%	09/01/21		250,000	254,823
(LIBOR USD 3-Month plus 0.55%)
0.81%	08/28/21	[1]	250,000	250,099
PNM Resources, Inc.
3.25%	03/09/21		400,000	404,592

				2,854,367

Finance — 1.50%
AerCap Ireland Capital DAC/AerCap Global
Aviation Trust (Ireland)
4.45%	12/16/21	[4]	100,000	102,193
5.00%	10/01/21	[4]	150,000	154,662
Air Lease Corp.
3.50%	01/15/22		200,000	205,223
Citigroup, Inc.
(LIBOR USD 3-Month plus 0.95%)
1.21%	07/24/23	[1]	308,000	310,295
Daimler Finance North America LLC
2.20%	10/30/21	[2]	65,000	66,065
(LIBOR USD 3-Month plus 0.90%)
1.18%	02/15/22	[1,2]	290,000	291,099
Ford Motor Credit Co. LLC
2.34%	11/02/20		50,000	50,000
3.20%	01/15/21		250,000	249,941
3.81%	10/12/21		50,000	50,219
(LIBOR USD 3-Month plus 0.81%)
1.04%	04/05/21	[1]	480,000	473,274
General Motors Financial Co., Inc.
4.38%	09/25/21		545,000	562,369
Nationwide Building Society
(United Kingdom)
3.62%	04/26/23	[2,3,4]	500,000	519,746
Park Aerospace Holdings Ltd.
(Cayman Islands)
3.63%	03/15/21	[2,4]	100,000	99,204
4.50%	03/15/23	[2,4]	100,000	99,152
5.25%	08/15/22	[2,4]	295,000	296,324

				3,529,766

Food — 0.31%
Conagra Brands, Inc.
(LIBOR USD 3-Month plus 0.50%)
0.77%	10/09/20	[1]	325,000	325,030

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Food (continued)
Smithfield Foods, Inc.
3.35%	02/01/22	[2]	$400,000	$406,280

				731,310

Health Care — 1.49%
AbbVie, Inc.
3.25%	10/01/22	[2]	200,000	209,146
Anthem, Inc.
3.70%	08/15/21		500,000	510,200
Bausch Health Cos., Inc. (Canada)
7.00%	03/15/24	[2,4]	280,000	290,080
Bayer U.S. Finance II LLC
2.20%	07/15/22	[2]	600,000	607,611
3.88%	12/15/23	[2]	140,000	153,074
Fresenius Medical Care U.S. Finance II, Inc.
5.88%	01/31/22	[2]	200,000	212,828
Gilead Sciences, Inc.
(LIBOR USD 3-Month plus 0.52%)
0.74%	09/29/23	[1]	655,000	655,874
Shire Acquisitions Investments Ireland DAC
(Ireland)
2.40%	09/23/21	[4]	82,000	83,496
Upjohn, Inc.
1.13%	06/22/22	[2]	550,000	554,401
Zimmer Biomet Holdings, Inc.
(LIBOR USD 3-Month plus 0.75%)
0.98%	03/19/21	[1]	240,000	240,043

				3,516,753

Industrials — 0.69%
BAE Systems Holdings, Inc.
2.85%	12/15/20	[2]	350,000	350,976
Bemis Co., Inc.
4.50%	10/15/21		385,000	396,018
General Electric Co. (MTN)
(LIBOR USD 3-Month plus 0.38%)
0.63%	05/05/26	[1]	150,000	139,448
General Electric Co., Series NOTZ
(LIBOR USD 3-Month plus 1.00%)
1.28%	04/15/23	[1]	750,000	745,827

				1,632,269

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2020 / 184

Ultra Short Bond Fund

Schedule of Portfolio Investments

September 30, 2020 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Information Technology — 0.03%
Dell International LLC/EMC Corp.
4.42%	06/15/21	[2]	$62,000	$63,473

Insurance — 0.21%
Nationwide Mutual Insurance Co.
2.54%	12/15/24	[2,3]	500,000	500,014

Materials — 0.16%
Nutrition & Biosciences, Inc.
0.70%	09/15/22	[2]	375,000	375,727

Real Estate Investment Trust (REIT) — 0.51%
Boston Properties LP
4.13%	05/15/21		500,000	504,843
Essex Portfolio LP
5.20%	03/15/21		350,000	353,080
Healthcare Realty Trust, Inc.
3.75%	04/15/23		200,000	214,834
Highwoods Realty LP
3.20%	06/15/21		131,000	132,264

				1,205,021

Services — 0.13%
IHS Markit Ltd. (Bermuda)
5.00%	11/01/22	[2,4]	280,000	300,935

Transportation — 0.54%
American Airlines Pass-Through Trust,
Series 2013-2, Class A
4.95%	01/15/23		335,264	288,208
Aviation Capital Group LLC
(LIBOR USD 3-Month plus 0.95%)
1.20%	06/01/21	[1,2]	250,000	244,626
Continental Airlines Pass-Through Trust,
Series 2000-1, Class A1
8.05%	11/01/20		25	26
Continental Airlines Pass-Through Trust,
Series 2007-1, Class A
5.98%	04/19/22		303,569	298,021
Delta Air Lines Pass-Through Trust,
Series 2002-1, Class G1
6.72%	01/02/23		147,941	142,023
Northwest Airlines Pass-Through Trust,
Series 2001-1, Class A1
7.04%	04/01/22		295,680	288,396

				1,261,300

Total Corporates
(Cost $20,427,885)				20,487,095

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED — 16.87%**
Non-Agency Commercial
Mortgage-Backed — 3.36%
Barclays Commercial Mortgage Securities
Trust, Series 2017-C1, Class A2
3.19%	02/15/50		$145,000	$148,675
BX Commercial Mortgage Trust,
Series 2018-IND, Class A
(LIBOR USD 1-Month plus 0.75%)
0.90%	11/15/35	[1,2]	78,889	79,033
BX Commercial Mortgage Trust,
Series 2020-BXLP, Class A
(LIBOR USD 1-Month plus 0.80%)
0.95%	12/15/36	[1,2]	249,771	250,100
CFCRE Commercial Mortgage Trust,
Series 2016-C4, Class ASB
3.09%	05/10/58		450,000	478,735
Citigroup Commercial Mortgage Trust,
Series 2015-GC33, Class A2
2.95%	09/10/58		824,676	828,366
Commercial Mortgage Trust,
Series 2013-CR9, Class ASB
3.83%	07/10/45		376,888	394,516
Commercial Mortgage Trust,
Series 2013-LC6, Class XA (IO)
1.48%	01/10/46	[3]	2,730,339	63,663
CSAIL Commercial Mortgage Trust,
Series 2017-CX9, Class A2
3.05%	09/15/50		950,000	982,702
DBRR Trust,
Series 2011-LC2, Class A4A
4.54%	07/12/44	[2,3]	436,681	439,955
GS Mortgage Securities Trust,
Series 2011-GC5, Class A3
3.82%	08/10/44		263,716	265,496
Irvine Core Office Trust,
Series 2013-IRV, Class A1
2.07%	05/15/48	[2]	586,468	592,538
JPMorgan Chase Commercial Mortgage
Securities Trust, Series 2011-C4,
Class A4
4.39%	07/15/46	[2]	272,166	275,296
JPMorgan Chase Commercial Mortgage
Securities Trust, Series 2011-C5,
Class A3
4.17%	08/15/46		385,836	393,664
JPMorgan Chase Commercial Mortgage
Securities Trust, Series 2012-C6,
Class ASB
3.14%	05/15/45		287,508	293,772
Morgan Stanley Bank of America Merrill
Lynch Trust, Series 2013-C12, Class XA (IO)
0.75%	10/15/46	[3]	2,820,850	42,408
Morgan Stanley Bank of America Merrill
Lynch Trust, Series 2014-C15, Class A3
3.77%	04/15/47		105,298	113,762

See accompanying notes to Schedule of Portfolio Investments.

185 / Semi-Annual Report September 2020

Ultra Short Bond Fund

Schedule of Portfolio Investments

September 30, 2020 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Commercial Mortgage-Backed (continued)
Morgan Stanley Capital I Trust,
Series 2011-C3, Class A4
4.12%	07/15/49		$274,693	$276,673
UBS Commercial Mortgage Trust,
Series 2012-C1, Class XA (IO)
2.25%	05/10/45	[2,3]	2,179,829	46,365
UBS Commercial Mortgage Trust,
Series 2018-C11, Class A1
3.21%	06/15/51		81,946	83,673
UBS-Barclays Commercial Mortgage Trust,
Series 2013-C5, Class XA (IO)
1.08%	03/10/46	[2,3]	3,890,247	66,915
VNDO Mortgage Trust, Series 2013-PENN,
Class A
3.81%	12/13/29	[2]	710,000	709,552
Wells Fargo Commercial Mortgage Trust,
Series 2016-C34, Class A2
2.60%	06/15/49		550,000	553,047
Wells Fargo Commercial Mortgage Trust,
Series 2016-C36, Class A2
2.50%	11/15/59		210,000	212,174
Wells Fargo Commercial Mortgage Trust,
Series 2016-LC24, Class A2
2.50%	10/15/49		228,311	229,625
WF-RBS Commercial Mortgage Trust,
Series 2011-C5, Class XA (IO)
1.83%	11/15/44	[2,3]	6,938,713	69,952
WF-RBS Commercial Mortgage Trust,
Series 2012-C9, Class XA (IO)
2.04%	11/15/45	[2,3]	1,446,381	43,883

				7,934,540

Non-Agency Mortgage-Backed — 5.93%
Aames Mortgage Investment Trust,
Series 2006-1, Class A4
(LIBOR USD 1-Month plus 0.56%)
0.71%	04/25/36	[1]	406,118	401,488
Aames Mortgage Trust,
Series 2002-1, Class A3
(STEP-reset date 11/25/20)
7.40%	06/25/32		18,121	18,411
Adjustable Rate Mortgage Trust,
Series 2005-1, Class 1A1
3.55%	05/25/35	[3]	51,393	51,154
Ajax Mortgage Loan Trust,
Series 2019-F, Class A1
(STEP-reset date 10/25/20)
2.86%	07/25/59	[2]	310,944	321,350
Alternative Loan Trust,
Series 2004-J6, Class 2A1
6.50%	11/25/31		57,095	59,730

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Banc of America Funding Trust,
Series 2003-2, Class 1A1
6.50%	06/25/32		$2,889	$2,970
Bear Stearns ALT-A Trust, Series 2005-2,
Class 1M1
(LIBOR USD 1-Month plus 0.75%)
0.90%	03/25/35	[1]	665,605	661,114
Carrington Mortgage Loan Trust,
Series 2005-NC4, Class M2
(LIBOR USD 1-Month plus 0.50%)
0.65%	09/25/35	[1]	581,024	582,935
Centex Home Equity Loan Trust,
Series 2006-A, Class AV4
(LIBOR USD 1-Month plus 0.25%)
0.40%	06/25/36	[1]	270,561	267,290
Citigroup Mortgage Loan Trust, Inc.,
Series 2004-HYB1, Class A41
2.92%	02/25/34	[3]	13,538	13,509
Citigroup Mortgage Loan Trust, Inc.,
Series 2007-AMC4, Class A2D
(LIBOR USD 1-Month plus 0.27%)
0.42%	05/25/37	[1]	500,000	468,787
Credit Suisse First Boston Mortgage
Securities Corp., Series 2002-AR31,
Class 4A2
3.91%	11/25/32	[3]	20,174	20,240
Credit-Based Asset Servicing and
Securitization LLC, Series 2005-CB4,
Class M4
(LIBOR USD 1-Month plus 0.60%)
0.75%	07/25/35	[1]	1,000,000	981,442
DSLA Mortgage Loan Trust,
Series 2004-AR3, Class 2A2A
(LIBOR USD 1-Month plus 0.74%)
0.90%	07/19/44	[1]	121,481	113,229
GE Mortgage Services LLC,
Series 1998-HE1, Class A7
6.47%	06/25/28		2	2
GSAA Home Equity Trust,
Series 2005-MTR1, Class A4
(LIBOR USD 1-Month plus 0.37%)
0.52%	10/25/35	[1]	427,303	421,862
HomeBanc Mortgage Trust,
Series 2005-4, Class A1
(LIBOR USD 1-Month plus 0.27%)
0.42%	10/25/35	[1]	807,634	807,615
HSI Asset Securitization Corp. Trust,
Series 2006-OPT1, Class M1
(LIBOR USD 1-Month plus 0.36%)
0.51%	12/25/35	[1]	295,000	287,945

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2020 / 186

Ultra Short Bond Fund

Schedule of Portfolio Investments

September 30, 2020 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
IndyMac Index Mortgage Loan Trust,
Series 2004-AR12, Class A1
(LIBOR USD 1-Month plus 0.78%)
0.93%	12/25/34	[1]	$355,063	$292,915
IndyMac Index Mortgage Loan Trust,
Series 2004-AR6, Class 6A1
3.45%	10/25/34	[3]	109,324	106,473
JPMorgan Mortgage Acquisition Trust,
Series 2006-CH1, Class M1
(LIBOR USD 1-Month plus 0.22%)
0.37%	07/25/36	[1]	511,139	510,146
JPMorgan Mortgage Acquisition Trust,
Series 2006-NC2, Class A5
(LIBOR USD 1-Month plus 0.25%)
0.40%	07/25/36	[1]	388,409	377,847
JPMorgan Mortgage Trust, Series 2005-A2,
Class 9A1
3.86%	04/25/35	[3]	170,735	168,704
Long Beach Mortgage Loan Trust,
Series 2005-WL1, Class M3
(LIBOR USD 1-Month plus 0.90%)
1.05%	06/25/35	[1]	891,446	891,066
MASTR Adjustable Rate Mortgages Trust,
Series 2004-12, Class 5A1
3.31%	10/25/34	[3]	154,101	154,101
MASTR Adjustable Rate Mortgages Trust,
Series 2004-5, Class 3A1
4.13%	06/25/34	[3]	5,761	6,019
MASTR Seasoned Securitization Trust,
Series 2004-1, Class 4A1
2.99%	10/25/32	[3]	29,045	29,044
Merrill Lynch Mortgage Investors Trust,
Series 2003-A1, Class 2A
(LIBOR USD 12-Month plus 1.63%)
2.07%	12/25/32	[1]	153,674	147,863
Nomura Resecuritization Trust,
Series 2014-8R, Class 2A1
3.00%	09/26/35	[2,3]	683,840	683,840
Nomura Resecuritization Trust,
Series 2015-9R, Class 2A1
(STEP-reset date 11/25/20)
3.00%	05/25/36	[2]	906,463	906,463
Option One Mortgage Loan Trust,
Series 2005-4, Class M1
(LIBOR USD 1-Month plus 0.66%)
0.81%	11/25/35	[1]	736,367	736,520
Residential Asset Mortgage Products Trust,
Series 2004-SL1, Class A2
8.50%	11/25/31		34,570	11
Residential Asset Securitization Trust,
Series 2004-IP2, Class 2A1
3.54%	12/25/34	[3]	77,518	76,314

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Residential Asset Securitization Trust,
Series 2006-KS3, Class M1
(LIBOR USD 1-Month plus 0.33%)
0.48%	04/25/36	[1]	$780,000	$762,095
Soundview Home Loan Trust,
Series 2006-1, Class A4
(LIBOR USD 1-Month plus 0.30%)
0.45%	02/25/36	[1]	808,392	801,960
Structured Asset Investment Loan Trust,
Series 2005-HE3, Class M1
(LIBOR USD 1-Month plus 0.72%)
0.87%	09/25/35	[1]	511,841	509,332
Structured Asset Securities Corp. Mortgage
Loan Trust, Series 2006-EQ1A, Class A1
(LIBOR USD 1-Month plus 0.14%)
0.28%	07/25/36	[1,2]	460,409	431,729
Structured Asset Securities Corp. Mortgage
Loan Trust, Series 2006-OPT1, Class A1
(LIBOR USD 1-Month plus 0.18%)
0.33%	04/25/36	[1]	737,897	707,379
Terwin NIMs Trust, Series 2004-13AL,
Class 2PX (IO)
0.34%	08/25/34	[2,5,6]	1,521,655	22,163
WaMu Mortgage Pass-Through Certificates,
Series 2002-AR6, Class A
(Federal Reserve US 12-Month Cumulative
Average plus 1.40%)
2.42%	06/25/42	[1]	21,460	20,498
WaMu Mortgage Pass-Through Certificates,
Series 2003-AR6, Class A1
3.11%	06/25/33	[3]	49,200	49,578
WaMu Mortgage Pass-Through Certificates,
Series 2005-4, Class CB13
(LIBOR USD 1-Month plus 0.50%)
0.65%	06/25/35	[1]	139,726	113,332

				13,986,465

U.S. Agency Commercial
Mortgage-Backed — 2.44%
Fannie Mae-Aces, Series 2012-M4,
Class X1 (IO)
0.53%	04/25/22	[3]	3,643,760	10,950
Fannie Mae-Aces, Series 2016-M11,
Class AL
2.94%	07/25/39		272,582	280,062
Fannie Mae-Aces, Series 2018-M1,
Class A1
3.08%	12/25/27	[3]	388,474	413,803
Fannie Mae-Aces, Series 2020-M10,
Class X1 (IO)
1.92%	12/25/30	[3]	204,886	28,206

See accompanying notes to Schedule of Portfolio Investments.

187 / Semi-Annual Report September 2020

Ultra Short Bond Fund

Schedule of Portfolio Investments

September 30, 2020 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Commercial Mortgage-Backed (continued)
Freddie Mac Multifamily Structured
Pass-Through Certificates, Series J22F,
Class A1
3.45%	05/25/23		$27,157	$27,342
Freddie Mac Multifamily Structured
Pass-Through Certificates, Series K021,
Class X1 (IO)
1.54%	06/25/22	[3]	9,075,988	177,560
Freddie Mac Multifamily Structured
Pass-Through Certificates, Series KJ17,
Class A1
2.40%	10/25/24		27,483	27,849
Freddie Mac Multifamily Structured
Pass-Through Certificates, Series KJ24,
Class A1
2.28%	05/25/26		595,296	624,593
Freddie Mac Multifamily Structured
Pass-Through Certificates, Series KJ26,
Class A1
2.14%	07/25/25		1,091,290	1,127,402
Freddie Mac Multifamily Structured
Pass-Through Certificates, Series KJ28,
Class A1
1.77%	02/25/25		247,974	255,674
Freddie Mac Multifamily Structured
Pass-Through Certificates, Series KJ29,
Class A1
0.74%	01/25/26		916,495	924,759
Freddie Mac Multifamily Structured
Pass-Through Certificates, Series KS07,
Class X (IO)
0.78%	09/25/25	[3]	3,500,000	99,652
Freddie Mac Multifamily Structured
Pass-Through Certificates, Series Q004,
Class A2H
2.99%	01/25/46	[3]	182,099	182,637
Freddie Mac Multifamily Structured
Pass-Through Certificates, Series Q004,
Class AFL
(Federal Reserve US 12-Month Cumulative
Average plus 0.74%)
1.76%	05/25/44	[1]	228,692	228,878
Freddie Mac Multifamily Structured
Pass-Through Certificates, Series Q010,
Class APT1
2.94%	04/25/46	[3]	306,977	316,442
Ginnie Mae, Series 2007-12, Class C
5.28%	04/16/41	[3]	229,119	232,121
Ginnie Mae, Series 2008-92, Class E
5.56%	03/16/44	[3]	191,040	194,955
Ginnie Mae, Series 2010-159, Class D
4.29%	09/16/44	[3]	484,247	499,904
Ginnie Mae, Series 2011-165, Class IO (IO)
0.26%	10/16/51	[3]	6,749,432	17,588

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Commercial Mortgage-Backed (continued)
Ginnie Mae, Series 2012-135, Class IO (IO)
0.56%	01/16/53	[3]	$2,664,624	$72,690

				5,743,067

U.S. Agency Mortgage-Backed — 5.14%
Fannie Mae Pool 254548
5.50%	12/01/32		92,014	107,669
Fannie Mae Pool 468764
4.16%	07/01/21		630,000	633,563
Fannie Mae Pool 555098
(LIBOR USD 12-Month plus 1.51%)
3.30%	11/01/32	[1]	13,370	13,370
Fannie Mae Pool 555424
5.50%	05/01/33		60,474	69,733
Fannie Mae Pool 567002
8.00%	05/01/23		10,081	10,637
Fannie Mae Pool 655133
7.00%	08/01/32		6,390	6,794
Fannie Mae Pool 655151
7.00%	08/01/32		12,371	13,310
Fannie Mae Pool 762525
6.50%	11/01/33		19,949	22,629
Fannie Mae Pool 770900
(LIBOR USD 12-Month plus 1.56%)
3.31%	04/01/34	[1]	83,099	85,462
Fannie Mae Pool AD0538
6.00%	05/01/24		25,237	26,534
Fannie Mae Pool AE0443
6.50%	10/01/39		67,362	78,896
Fannie Mae Pool AL0851
6.00%	10/01/40		61,451	72,815
Fannie Mae Pool AM4580
3.43%	10/01/23		479,346	511,472
Fannie Mae REMICS, Series 1993-80,
Class S
(-1.22 X LIBOR USD 1-Month plus 10.87%, 10.87% Cap)
10.70%	05/25/23	[1]	416	461
Fannie Mae REMICS, Series 2001-42,
Class SB
(-16.00 X LIBOR USD 1-Month plus 128.00%, 8.50% Cap)
8.50%	09/25/31	[1]	1,158	1,322
Fannie Mae REMICS, Series 2001-60,
Class OF
(LIBOR USD 1-Month plus 0.95%)
1.10%	10/25/31	[1]	87,173	88,960
Fannie Mae REMICS, Series 2002-30,
Class FB
(LIBOR USD 1-Month plus 1.00%)
1.15%	08/25/31	[1]	99,894	101,832

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2020 / 188

Ultra Short Bond Fund

Schedule of Portfolio Investments

September 30, 2020 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Fannie Mae REMICS, Series 2003-124,
Class TS
(-14.00 X LIBOR USD 1-Month plus 100.80%, 9.80% Cap)
9.80%	01/25/34	[1]	$13,323	$16,191
Fannie Mae REMICS, Series 2004-60,
Class FW
(LIBOR USD 1-Month plus 0.45%)
0.60%	04/25/34	[1]	312,265	314,207
Fannie Mae REMICS, Series 2004-96,
Class MT
(-17.15 X LIBOR USD 1-Month plus 125.13%, 7.00% Cap)
7.00%	12/25/34	[1]	10,049	11,911
Fannie Mae REMICS, Series 2005-114,
Class PF
(LIBOR USD 1-Month plus 0.38%)
0.52%	08/25/35	[1]	71,472	71,487
Fannie Mae REMICS, Series 2005-73,
Class DF
(LIBOR USD 1-Month plus 0.25%)
0.40%	08/25/35	[1]	166,482	166,623
Fannie Mae REMICS, Series 2007-68,
Class SC (IO)
(-1.00 X LIBOR USD 1-Month plus 6.70%, 6.70% Cap)
6.55%	07/25/37	[1]	86,964	20,772
Fannie Mae REMICS, Series 2009-111,
Class DA
5.00%	12/25/39		2,454	2,466
Fannie Mae REMICS, Series 2010-109,
Class PF
(LIBOR USD 1-Month plus 0.40%)
0.55%	10/25/40	[1]	63,103	63,620
Fannie Mae REMICS, Series 2010-26,
Class S (IO)
(-1.00 X LIBOR USD 1-Month plus 6.23%, 6.23% Cap)
6.08%	11/25/36	[1]	340,580	77,522
Fannie Mae REMICS, Series 2011-47,
Class GF
(LIBOR USD 1-Month plus 0.57%)
0.72%	06/25/41	[1]	1,178,330	1,192,621
Fannie Mae REMICS, Series 2011-8,
Class PF
(LIBOR USD 1-Month plus 0.50%)
0.65%	01/25/40	[1]	3,478	3,479
Fannie Mae REMICS, Series 2012-19,
Class FP
(LIBOR USD 1-Month plus 0.50%)
0.65%	12/25/39	[1]	304,198	305,512
Fannie Mae REMICS, Series 2014-19,
Class FA
(LIBOR USD 1-Month plus 0.40%)
0.55%	11/25/39	[1]	89,826	89,879

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Fannie Mae REMICS, Series 2018-79,
Class FA
(LIBOR USD 1-Month plus 0.25%)
0.40%	11/25/48	[1]	$88,771	$88,551
Fannie Mae REMICS, Series 2019-79,
Class FA
(LIBOR USD 1-Month plus 0.50%)
0.65%	01/25/50	[1]	211,035	212,707
Fannie Mae REMICS, Series 2020-10,
Class FA
(LIBOR USD 1-Month plus 0.50%)
0.65%	03/25/50	[1]	936,373	943,259
Freddie Mac Gold Pool C90474
7.00%	08/01/21		2,382	2,422
Freddie Mac REMICS, Series 1526,
Class L
6.50%	06/15/23		915	968
Freddie Mac REMICS, Series 2368,
Class AF
(LIBOR USD 1-Month plus 0.95%)
1.10%	10/15/31	[1]	64,262	65,436
Freddie Mac REMICS, Series 2733,
Class FB
(LIBOR USD 1-Month plus 0.60%)
0.75%	10/15/33	[1]	602,249	611,101
Freddie Mac REMICS, Series 2990,
Class LE
(LIBOR USD 1-Month plus 0.32%)
0.47%	10/15/34	[1]	272,141	272,523
Freddie Mac REMICS, Series 3066,
Class PF
(LIBOR USD 1-Month plus 0.30%)
0.45%	04/15/35	[1]	166,389	166,478
Freddie Mac REMICS, Series 3085,
Class FW
(LIBOR USD 1-Month plus 0.70%)
0.85%	08/15/35	[1]	391,351	397,321
Freddie Mac REMICS, Series 3196,
Class FA
(LIBOR USD 1-Month plus 0.35%)
0.50%	04/15/32	[1]	82,382	82,408
Freddie Mac REMICS, Series 3300,
Class FA
(LIBOR USD 1-Month plus 0.30%)
0.45%	08/15/35	[1]	364,217	366,172
Freddie Mac REMICS, Series 3325,
Class NF
(LIBOR USD 1-Month plus 0.30%)
0.45%	08/15/35	[1]	73,166	73,559

See accompanying notes to Schedule of Portfolio Investments.

189 / Semi-Annual Report September 2020

Ultra Short Bond Fund

Schedule of Portfolio Investments

September 30, 2020 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Freddie Mac REMICS, Series 3652,
Class PF
(LIBOR USD 1-Month plus 0.75%)
0.90%	07/15/32	[1]	$17,137	$17,174
Freddie Mac REMICS, Series 3767,
Class JF
(LIBOR USD 1-Month plus 0.30%)
0.45%	02/15/39	[1]	98,196	98,315
Freddie Mac REMICS, Series 3792,
Class DF
(LIBOR USD 1-Month plus 0.40%)
0.55%	11/15/40	[1]	67,687	67,310
Freddie Mac REMICS, Series 3806,
Class DF
(LIBOR USD 1-Month plus 0.40%)
0.55%	08/15/25	[1]	48,391	48,432
Freddie Mac REMICS, Series 3845,
Class FQ
(LIBOR USD 1-Month plus 0.25%)
0.40%	02/15/26	[1]	127,226	127,298
Freddie Mac REMICS, Series 3879,
Class MF
(LIBOR USD 1-Month plus 0.35%)
0.50%	09/15/38	[1]	150,335	150,613
Freddie Mac REMICS, Series 3895,
Class BF
(LIBOR USD 1-Month plus 0.50%)
0.65%	07/15/41	[1]	240,872	244,307
Freddie Mac REMICS, Series 3907,
Class FM
(LIBOR USD 1-Month plus 0.35%)
0.50%	05/15/26	[1]	76,980	77,208
Freddie Mac REMICS, Series 3940,
Class PF
(LIBOR USD 1-Month plus 0.35%)
0.50%	05/15/40	[1]	392,754	393,322
Freddie Mac REMICS, Series 3946,
Class FG
(LIBOR USD 1-Month plus 0.35%)
0.50%	10/15/39	[1]	204,618	204,891
Freddie Mac REMICS, Series 4097,
Class TF
LIBOR USD 1-Month
0.55%	05/15/39	[1]	87,540	87,825
Freddie Mac Strips, Series 263,
Class F5
(LIBOR USD 1-Month plus 0.50%)
0.65%	06/15/42	[1]	344,119	347,039

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Ginnie Mae II Pool 80546
(US Treasury Yield Curve Rate T Note
Constant Maturity 1 Year plus 1.50%)
3.13%	10/20/31	[1]	$7,434	$7,779
Ginnie Mae II Pool 80610
(US Treasury Yield Curve Rate T Note
Constant Maturity 1 Year plus 1.50%)
2.88%	06/20/32	[1]	90,452	94,810
Ginnie Mae II Pool 80614
(US Treasury Yield Curve Rate T Note
Constant Maturity 1 Year plus 1.50%)
3.25%	07/20/32	[1]	9,760	10,210
Ginnie Mae II Pool 80687
(US Treasury Yield Curve Rate T Note
Constant Maturity 1 Year plus 1.50%)
2.88%	04/20/33	[1]	70,740	74,235
Ginnie Mae II Pool 8339
(US Treasury Yield Curve Rate T Note
Constant Maturity 1 Year plus 1.50%)
3.13%	12/20/23	[1]	7,583	7,766
Ginnie Mae II Pool 8684
(US Treasury Yield Curve Rate T Note
Constant Maturity 1 Year plus 1.50%)
3.25%	08/20/25	[1]	16,975	17,428
Ginnie Mae II Pool MA0331
(US Treasury Yield Curve Rate T Note
Constant Maturity 1 Year plus 1.50%)
3.25%	08/20/42	[1]	69,995	72,576
Ginnie Mae, Series 2002-72, Class FB
(LIBOR USD 1-Month plus 0.40%)
0.56%	10/20/32	[1]	108,064	108,702
Ginnie Mae, Series 2002-72, Class FC
(LIBOR USD 1-Month plus 0.40%)
0.56%	10/20/32	[1]	159,407	160,348
Ginnie Mae, Series 2003-42, Class FA
(LIBOR USD 1-Month plus 0.40%)
0.55%	07/16/31	[1]	555,844	556,169
Ginnie Mae, Series 2004-2, Class FW
(LIBOR USD 1-Month plus 1.40%)
1.56%	01/16/34	[1]	487,830	499,489
Ginnie Mae, Series 2009-92, Class FC
(LIBOR USD 1-Month plus 0.80%)
0.95%	10/16/39	[1]	118,895	121,526
Ginnie Mae, Series 2010-19, Class FD
(LIBOR USD 1-Month plus 0.45%)
0.60%	07/16/39	[1]	50,012	50,393
Ginnie Mae, Series 2011-70, Class IL (IO)
(-1.00 X LIBOR USD 1-Month plus 7.10%, 7.10% Cap)
0.60%	06/16/37	[1]	1,720,819	23,437

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2020 / 190

Ultra Short Bond Fund

Schedule of Portfolio Investments

September 30, 2020 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
NCUA Guaranteed Notes Trust,
Series 2010-R1, Class 1A
(LIBOR USD 1-Month plus 0.45%)
0.60%	10/07/20	[1]	$544,310	$544,471
NCUA Guaranteed Notes Trust,
Series 2010-R3, Class 1A
(LIBOR USD 1-Month plus 0.56%)
0.71%	12/08/20	[1]	442,529	442,644

				12,120,371

Total Mortgage-Backed
(Cost $39,665,648)				39,784,443

U.S. TREASURY SECURITIES — 11.52%
U.S. Treasury Notes — 11.52%
U.S. Treasury Floating Rate Notes
0.32%	07/31/21	[1]	10,100,000	10,118,415
U.S. Treasury Notes
0.13%	07/31/22		5,245,000	5,245,205
0.13%	08/31/22		560,000	560,011
0.13%	09/30/22		4,175,000	4,174,918
1.13%	09/30/21		7,000,000	7,069,180

Total U.S. Treasury Securities
(Cost $27,113,790)				27,167,729

Total Bonds – 39.64%
(Cost $93,156,335)				93,489,813

Issues	Maturity Date		Principal Amount/Shares	Value
SHORT-TERM INVESTMENTS — 54.99%
Commercial Paper — 0.13%
Ford Motor Credit Co. LLC
2.88%[7]	01/08/21	[2]	150,000	148,760
3.20%[7]	10/08/20	[2]	165,000	164,976

				313,736

Money Market Funds — 6.58%
Dreyfus Government Cash Management
Fund
2.33%[8]			10,926,000	10,926,000
Fidelity Investments Money Market Funds -
Government Portfolio
1.00%[8]			29,090	29,090
Morgan Stanley Institutional Liquidity
Funds-Government Portfolio
2.00%[8]			4,570,000	4,570,000

				15,525,090

Issues	Maturity Date	Principal Amount/Shares	Value
SHORT-TERM INVESTMENTS (continued)
U.S. Treasury Bills — 48.28%
U.S. Cash Management Bills
0.10%[7]	02/16/21	$18,000,000	$17,993,445
U.S. Treasury Bills
0.12%[7]	10/08/20	7,200,000	7,199,925
0.12%[7]	02/04/21	3,000,000	2,998,898
0.13%[7]	01/21/21	8,000,000	7,997,511
0.14%[7]	10/22/20	7,200,000	7,199,696
0.14%[7]	11/05/20	13,000,000	12,999,020
0.14%[7]	11/19/20	2,500,000	2,499,728
0.14%[7]	01/07/21	13,000,000	12,996,948
0.15%[7]	10/27/20	10,000,000	9,999,513
0.16%[7]	11/03/20	5,000,000	4,999,622
0.16%[7]	11/27/20	3,000,000	2,999,561
0.17%[7]	10/15/20	10,000,000	9,999,709
0.18%[7]	12/03/20	11,000,000	10,998,364
U.S. Treasury Bills (WI)
0.17%[7]	11/10/20	3,000,000	2,999,775

			113,881,715

Total Short-Term Investments
(Cost $129,712,318)			129,720,541

Total Investments – 94.63%
(Cost $222,868,653)			223,210,354

Cash and Other Assets, Less
Liabilities – 5.37%			12,676,949

Net Assets – 100.00%			$235,887,303

[1]	Floating rate security. The rate disclosed was in effect at September 30, 2020.

[2]

Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

[3]

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions.

[4]	U.S. dollar-denominated security issued by foreign-domiciled entity.

[5]	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.

[6]	Illiquid security as determined under procedures approved by the Board of Trustees. The aggregate value of illiquid securities is $22,163, which is 0.01% of total net assets.

[7]	Represents annualized yield at date of purchase.

[8]	Represents the current yield as of September 30, 2020.

*	Securities with a call or reset feature will have an effective maturity date sooner than the stated maturity.
**	Securities backed by mortgage or consumer loans where payment is periodically made will have an effective maturity date sooner than the stated maturity date.

Note: For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for more meaningful presentation for investors.

See accompanying notes to Schedule of Portfolio Investments.

191 / Semi-Annual Report September 2020

Ultra Short Bond Fund

Schedule of Portfolio Investments

September 30, 2020 (Unaudited)

(IO): Interest only

(LIBOR): London InterBank Offer Rate

(MTN): Medium-term note

(STEP): Step coupon bond

(USD): U.S. dollar

(WI): When issued

Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized (Depreciation)
FUTURES CONTRACTS: SHORT POSITIONS
U.S. Treasury Five Year Note	75	12/31/20	$(9,452,344)	$(20,363)	$(20,363)

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2020 / 192

Unconstrained Bond Fund

Schedule of Portfolio Investments

September 30, 2020 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
BONDS – 93.47%
ASSET-BACKED SECURITIES — 10.96%**
321 Henderson Receivables VI LLC
Series 2010-1A, Class B
9.31%	07/15/61	[1]	$296,802	$353,508
Apidos CLO XXII, Series 2015-22A,
Class A1R (Cayman Islands)
(LIBOR USD 3-Month plus 1.06%)
1.33%	04/20/31	[1,2,3]	5,000,000	4,922,800
ARES XXIX CLO Ltd., Series 2014-1A,
Class A1R (Cayman Islands)
(LIBOR USD 3-Month plus 1.19%)
1.46%	04/17/26	[1,2,3]	456,738	456,569
Babson CLO Ltd., Series 2044-1A,
Class A1R (Cayman Islands)
(LIBOR USD 3-Month plus 1.15%)
1.42%	07/20/25	[1,2,3]	363,828	363,783
Barings BDC Static CLO Ltd.,
Series 2019-1A, Class A1
(Cayman Islands)
(LIBOR USD 3-Month plus 1.02%)
1.30%	04/15/27	[1,2,3]	2,564,038	2,557,833
Barings BDC Static CLO Ltd.,
Series 2019-1A, Class A2
(Cayman Islands)
(LIBOR USD 3-Month plus 1.65%)
1.93%	04/15/27	[1,2,3]	2,400,000	2,384,928
Barings CLO Ltd., Series 2018-3A,
Class A1 (Cayman Islands)
(LIBOR USD 3-Month plus 0.95%)
1.22%	07/20/29	[1,2,3]	6,850,000	6,786,158
Bayview Commercial Asset Trust,
Series 2004-3, Class A1
(LIBOR USD 1-Month plus 0.56%)
0.70%	01/25/35	[1,3]	487,647	479,348
Bayview Commercial Asset Trust,
Series 2005-1A, Class A1
(LIBOR USD 1-Month plus 0.45%)
0.60%	04/25/35	[1,3]	859,310	804,211
BlueMountain CLO Ltd., Series 2013-1A,
Class A1R2 (Cayman Islands)
(LIBOR USD 3-Month plus 1.23%)
1.50%	01/20/29	[1,2,3]	3,792,403	3,774,427
BlueMountain CLO Ltd., Series 2015-1A,
Class A1R (Cayman Islands)
(LIBOR USD 3-Month plus 1.33%)
1.60%	04/13/27	[1,2,3]	1,816,528	1,814,420
Brazos Higher Education Authority, Inc.,
Series 2011-1, Class A2
(LIBOR USD 3-Month plus 0.80%)
1.05%	02/25/30	[3]	23,392	23,447

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
Cedar Funding XII CLO Ltd.,
Series 2020-12A, Class A (Cayman Islands)
(LIBOR USD 3-Month plus 1.27%)
0.00%	10/25/32	[1,2,3]	$8,000,000	$8,010,000
CIT Education Loan Trust, Series 2007-1,
Class A
(LIBOR USD 3-Month plus 0.09%)
0.32%	03/25/42	[1,3]	2,451,609	2,335,027
CIT Education Loan Trust, Series 2007-1,
Class B
(LIBOR USD 3-Month plus 0.30%)
0.53%	06/25/42	[1,3]	2,241,038	1,940,722
CoreVest American Finance Trust,
Series 2019-1, Class XA (IO)
2.35%	03/15/52	[1,4]	24,415,302	1,805,296
CoreVest American Finance Trust,
Series 2019-3, Class XA (IO)
2.19%	10/15/52	[1,4]	8,082,221	650,203
CoreVest American Finance Trust,
Series 2020-1, Class A2
2.30%	03/15/50	[1]	5,197,000	5,253,193
CoreVest American Finance Trust,
Series 2020-3, Class XA (IO)
3.61%	08/15/53	[1,4]	24,135,000	3,835,558
Dryden 30 Senior Loan Fund,
Series 2013-30A, Class AR
(Cayman Islands)
(LIBOR USD 3-Month plus 0.82%)
1.10%	11/15/28	[1,2,3]	7,500,000	7,411,200
Eaton Vance CLO Ltd., Series 2013-1A,
Class A1RR (Cayman Islands)
(LIBOR USD 3-Month plus 1.16%)
1.44%	01/15/28	[1,2,3]	4,200,000	4,171,986
ECMC Group Student Loan Trust,
Series 2016-1A, Class A
(LIBOR USD 1-Month plus 1.35%)
1.50%	07/26/66	[1,3]	14,962,584	15,085,718
ECMC Group Student Loan Trust,
Series 2017-2A, Class A
(LIBOR USD 1-Month plus 1.05%)
1.20%	05/25/67	[1,3]	13,928,534	13,831,838
Edsouth Indenture No. 3 LLC, Series 2012-2,
Class A
(LIBOR USD 1-Month plus 0.73%)
0.88%	04/25/39	[1,3]	109,954	108,610
Education Loan Asset-Backed Trust I,
Series 2013-1, Class A2
(LIBOR USD 1-Month plus 0.80%)
0.95%	04/26/32	[1,3]	3,465,000	3,440,403
Educational Funding of the South, Inc.,
Series 2012-1, Class A
(LIBOR USD 1-Month plus 1.05%)
1.20%	03/25/36	[3]	66,139	66,554

See accompanying Notes to Financial Statements.

193 / Semi-Annual Report September 2020

Unconstrained Bond Fund

Schedule of Portfolio Investments

September 30, 2020 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
EFS Volunteer No. 2 LLC, Series 2012-1,
Class A2
(LIBOR USD 1-Month plus 1.35%)
1.50%	03/25/36	[1,3]	$2,617,378	$2,645,678
Flagship CLO VIII Ltd., Series 2014-8A,
Class ARR (Cayman Islands)
(LIBOR USD 3-Month plus 0.85%)
1.12%	01/16/26	[1,2,3]	2,865,854	2,853,452
GCO Education Loan Funding Trust II,
Series 2006-2AR, Class A1RN
(LIBOR USD 1-Month plus 0.65%)
0.80%	08/27/46	[1,3]	2,530,493	2,416,188
Global SC Finance II SRL, Series 2014-1A,
Class A2 (Barbados)
3.09%	07/17/29	[1,2]	973,667	989,128
Goal Capital Funding Trust,
Series 2006-1, Class B
(LIBOR USD 3-Month plus 0.45%)
0.70%	08/25/42	[3]	389,180	339,758
GoldenTree Loan Management U.S. CLO 1
Ltd., Series 2017-1A, Class AR
(Cayman Islands)
(LIBOR USD 3-Month plus 0.95%)
1.22%	04/20/29	[1,2,3]	4,485,000	4,452,170
Higher Education Funding I,
Series 2014-1, Class A
(LIBOR USD 3-Month plus 1.05%)
1.30%	05/25/34	[1,3]	1,357,354	1,355,500
J.G. Wentworth XXXVII LLC,
Series 2016-1A, Class A
3.41%	06/15/67	[1]	6,325,028	7,055,419
J.G. Wentworth XXXVIII LLC,
Series 2017-1A, Class A
3.99%	08/16/60	[1]	3,448,074	4,011,448
LCM XXI LP, Series 21A, Class AR
(Cayman Islands)
(LIBOR USD 3-Month plus 0.88%)
1.15%	04/20/28	[1,2,3]	3,575,000	3,536,926
Lehman XS Trust, Series 2006-17,
Class 1A3
(LIBOR USD 1-Month plus 0.25%)
0.40%	08/25/46	[3]	11,812,084	11,177,347
Limerock CLO III LLC, Series 2014-3A,
Class A1R (Cayman Islands)
(LIBOR USD 3-Month plus 1.20%)
1.47%	10/20/26	[1,2,3]	2,256,324	2,255,422
Magnetite XVIII CLO Ltd., Series 2016-18A,
Class AR (Cayman Islands)
(LIBOR USD 3-Month plus 1.08%)
1.36%	11/15/28	[1,2,3]	2,550,000	2,531,844

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
Morgan Stanley ABS Capital I Trust,
Series 2006-HE4, Class A4
(LIBOR USD 1-Month plus 0.48%)
0.63%	06/25/36	[3]	$12,628,139	$8,516,705
Nelnet Student Loan Trust, Series 2006-2,
Class B
(LIBOR USD 3-Month plus 0.20%)
0.44%	01/25/38	[3]	3,073,152	2,525,457
Nelnet Student Loan Trust, Series 2007-1,
Class A3
(LIBOR USD 3-Month plus 0.07%)
0.32%	05/27/25	[3]	810,732	807,561
Nelnet Student Loan Trust, Series 2012-5A,
Class A
(LIBOR USD 1-Month plus 0.60%)
0.78%	10/27/36	[1,3]	101,859	99,821
Nelnet Student Loan Trust, Series 2014-4A,
Class A2
(LIBOR USD 1-Month plus 0.95%)
1.10%	11/25/48	[1,3]	1,865,000	1,830,081
Nelnet Student Loan Trust, Series 2015-1A,
Class A
(LIBOR USD 1-Month plus 0.59%)
0.74%	04/25/46	[1,3]	2,009,611	1,956,925
Nelnet Student Loan Trust, Series 2015-3A,
Class A3
(LIBOR USD 1-Month plus 0.90%)
1.05%	06/25/54	[1,3]	11,000,000	10,724,881
Northstar Education Finance, Inc.,
Series 2007-1, Class A2
(LIBOR USD 3-Month plus 0.75%)
1.00%	01/29/46	[3]	97,637	96,670
Octagon Investment Partners 25 Ltd.,
Series 2015-1A, Class AR (Cayman Islands)
(LIBOR USD 3-Month plus 0.80%)
1.07%	10/20/26	[1,2,3]	3,492,149	3,465,608
OHA Credit Funding 7 Ltd., Series 2020-7A,
Class A (Cayman Islands)
(LIBOR USD 3-Month plus 1.25%)
0.00%	10/19/32	[1,2,3]	11,000,000	11,013,750
Palmer Square Loan Funding Ltd.,
Series 2019-4A, Class A1 (Cayman Islands)
(LIBOR USD 3-Month plus 0.90%)
1.16%	10/24/27	[1,2,3]	3,911,437	3,887,777
Palmer Square Loan Funding Ltd.,
Series 2020-2A, Class A2 (Cayman Islands)
(LIBOR USD 3-Month plus 1.55%)
1.82%	04/20/28	[1,2,3]	3,785,000	3,757,634
PHEAA Student Loan Trust, Series 2013-3A,
Class A
(LIBOR USD 1-Month plus 0.75%)
0.90%	11/25/42	[1,3]	3,236,766	3,153,956

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2020 / 194

Unconstrained Bond Fund

Schedule of Portfolio Investments

September 30, 2020 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
SLC Student Loan Trust I, Series 2002-2,
Class B2
(28 Day Auction Rate plus 0.00%)
1.61%	07/01/42	[1,3]	$150,000	$132,475
SLC Student Loan Trust, Series 2004-1,
Class B
(LIBOR USD 3-Month plus 0.29%)
0.57%	08/15/31	[3]	485,505	433,206
SLC Student Loan Trust, Series 2008-1,
Class A4A
(LIBOR USD 3-Month plus 1.60%)
1.85%	12/15/32	[3]	2,797,093	2,830,416
SLM Student Loan Trust, Series 2003-12,
Class B
(LIBOR USD 3-Month plus 0.59%)
0.84%	03/15/38	[3]	4,426,830	4,069,329
SLM Student Loan Trust, Series 2003-4,
Class A5D
(LIBOR USD 3-Month plus 0.75%)
1.00%	03/15/33	[1,3]	2,121,724	1,970,328
SLM Student Loan Trust, Series 2003-7,
Class B
(LIBOR USD 3-Month plus 0.57%)
0.82%	09/15/39	[3]	3,127,316	2,894,851
SLM Student Loan Trust, Series 2004-10,
Class B
(LIBOR USD 3-Month plus 0.37%)
0.61%	01/25/40	[3]	9,083,546	8,035,227
SLM Student Loan Trust, Series 2004-2,
Class B
(LIBOR USD 3-Month plus 0.47%)
0.71%	07/25/39	[3]	547,140	498,149
SLM Student Loan Trust, Series 2005-3,
Class B
(LIBOR USD 3-Month plus 0.15%)
0.39%	04/25/40	[3]	3,016,702	2,698,092
SLM Student Loan Trust, Series 2006-8,
Class B
(LIBOR USD 3-Month plus 0.23%)
0.47%	01/25/41	[3]	3,426,604	3,044,505
SLM Student Loan Trust, Series 2007-2,
Class B
(LIBOR USD 3-Month plus 0.17%)
0.41%	07/25/25	[3]	12,800,000	11,007,322
SLM Student Loan Trust, Series 2007-3,
Class A4
(LIBOR USD 3-Month plus 0.06%)
0.30%	01/25/22	[3]	171,694	162,438
SLM Student Loan Trust, Series 2007-3,
Class B
(LIBOR USD 3-Month plus 0.15%)
0.39%	01/25/28	[3]	12,800,000	9,540,327

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
SLM Student Loan Trust, Series 2007-7,
Class B
(LIBOR USD 3-Month plus 0.75%)
0.99%	10/27/70	[3]	$2,195,000	$2,094,737
SLM Student Loan Trust, Series 2007-8,
Class B
(LIBOR USD 3-Month plus 1.00%)
1.24%	04/27/83	[3]	4,281,635	3,823,318
SLM Student Loan Trust, Series 2008-2,
Class A3
(LIBOR USD 3-Month plus 0.75%)
0.99%	04/25/23	[3]	13,101,672	12,389,456
SLM Student Loan Trust, Series 2008-2,
Class B
(LIBOR USD 3-Month plus 1.20%)
1.44%	01/25/83	[3]	1,000,000	912,549
SLM Student Loan Trust, Series 2008-3,
Class B
(LIBOR USD 3-Month plus 1.20%)
1.44%	04/26/83	[3]	710,000	633,382
SLM Student Loan Trust, Series 2008-4,
Class A4
(LIBOR USD 3-Month plus 1.65%)
1.89%	07/25/22	[3]	1,129,244	1,113,880
SLM Student Loan Trust, Series 2008-4,
Class B
(LIBOR USD 3-Month plus 1.85%)
2.09%	04/25/73	[3]	710,000	646,532
SLM Student Loan Trust, Series 2008-5,
Class A4
(LIBOR USD 3-Month plus 1.70%)
1.94%	07/25/23	[3]	5,584,729	5,518,289
SLM Student Loan Trust, Series 2008-5,
Class B
(LIBOR USD 3-Month plus 1.85%)
2.09%	07/25/73	[3]	7,315,000	6,697,190
SLM Student Loan Trust, Series 2008-6,
Class A4
(LIBOR USD 3-Month plus 1.10%)
1.34%	07/25/23	[3]	8,706,996	8,406,144
SLM Student Loan Trust, Series 2008-6,
Class B
(LIBOR USD 3-Month plus 1.85%)
2.09%	07/26/83	[3]	710,000	641,465
SLM Student Loan Trust, Series 2008-7,
Class B
(LIBOR USD 3-Month plus 1.85%)
2.09%	07/26/83	[3]	820,000	737,641
SLM Student Loan Trust, Series 2008-8,
Class A4
(LIBOR USD 3-Month plus 1.50%)
1.74%	04/25/23	[3]	1,417,795	1,408,587

See accompanying Notes to Financial Statements.

195 / Semi-Annual Report September 2020

Unconstrained Bond Fund

Schedule of Portfolio Investments

September 30, 2020 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
SLM Student Loan Trust, Series 2008-8,
Class B
(LIBOR USD 3-Month plus 2.25%)
2.49%	10/25/75	[3]	$735,000	$708,044
SLM Student Loan Trust, Series 2008-9,
Class A
(LIBOR USD 3-Month plus 1.50%)
1.74%	04/25/23	[3]	1,979,109	1,943,387
SLM Student Loan Trust, Series 2008-9,
Class B
(LIBOR USD 3-Month plus 2.25%)
2.49%	10/25/83	[3]	7,235,000	6,950,943
SLM Student Loan Trust, Series 2009-3,
Class A
(LIBOR USD 1-Month plus 0.75%)
0.90%	01/25/45	[1,3]	7,748,503	7,571,469
SLM Student Loan Trust, Series 2011-2,
Class A2
(LIBOR USD 1-Month plus 1.20%)
1.35%	10/25/34	[3]	4,035,000	4,064,257
SLM Student Loan Trust, Series 2012-1,
Class A3
(LIBOR USD 1-Month plus 0.95%)
1.10%	09/25/28	[3]	831,803	797,787
SLM Student Loan Trust, Series 2012-2,
Class A
(LIBOR USD 1-Month plus 0.70%)
0.85%	01/25/29	[3]	1,228,496	1,142,947
SLM Student Loan Trust, Series 2012-7,
Class A3
(LIBOR USD 1-Month plus 0.65%)
0.80%	05/26/26	[3]	3,124,911	3,056,722
SLM Student Loan Trust, Series 2012-7,
Class B
(LIBOR USD 1-Month plus 1.80%)
1.95%	09/25/43	[3]	2,200,000	2,086,694
SLM Student Loan Trust, Series 2013-4,
Class A
(LIBOR USD 1-Month plus 0.55%)
0.70%	06/25/43	[3]	1,117,933	1,091,624
SLM Student Loan Trust, Series 2014-1,
Class A3
(LIBOR USD 1-Month plus 0.60%)
0.75%	02/26/29	[3]	1,115,250	1,045,683
Store Master Funding, Series 2019-1,
Class A2
3.65%	11/20/49	[1]	4,196,759	4,312,958
Structured Receivables Finance LLC,
Series 2010-A, Class B
7.61%	01/16/46	[1]	1,611,348	1,846,892
Structured Receivables Finance LLC,
Series 2010-B, Class B
7.97%	08/15/36	[1]	1,105,022	1,295,584

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
TAL Advantage VII LLC, Series 2020-1A,
Class A
2.05%	09/20/45	[1]	$10,700,000	$10,737,845
TCI-Flatiron CLO Ltd., Series 2016-1A,
Class AR (Cayman Islands)
(LIBOR USD 3-Month plus 1.22%)
1.49%	07/17/28	[1,2,3]	6,300,000	6,274,170
Textainer Marine Containers VIII Ltd.,
Series 2020-2A, Class A
2.10%	09/20/45	[1]	9,750,000	9,765,452
Textainer Marine Containers VIII Ltd.,
Series 2020-3A, Class A
2.11%	09/20/45	[1]	8,700,000	8,622,994

Total Asset-Backed Securities
(Cost $362,166,796)				355,780,133

BANK LOANS — 1.50%*
Automotive — 0.02%
Panther BF Aggregator 2 LP
Term Loan B, 1st Lien
(LIBOR plus 3.50%)
3.65%	04/30/26	[3]	594,000	580,264

Communications — 0.52%

CenturyLink, Inc.,
Term Loan A, 1st Lien
(LIBOR plus 2.00%)
2.15%	01/31/25	[3]	962,500	936,835
CenturyLink, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 2.25%)
2.40%	03/15/27	[3]	248,125	238,932
CommScope, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 3.25%)
3.40%	04/04/26	[3]	990,000	967,463
Connect Finco SARL,
Term Loan B
(LIBOR plus 4.50%)
5.50%	12/11/26	[3]	2,985,000	2,901,062
CSC Holdings LLC,
Term Loan B, 1st Lien
(LIBOR plus 2.25%)
2.40%	01/15/26	[3]	1,477,500	1,431,941
Frontier Communications Corp.,
Term Loan B, 1st Lien
(PRIME plus 2.75%)
6.00%	06/17/24	[3]	6,548,491	6,462,084
Level 3 Parent LLC,
Term Loan B, 1st Lien
(LIBOR plus 1.75%)
1.90%	03/01/27	[3]	500,000	485,313

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2020 / 196

Unconstrained Bond Fund

Schedule of Portfolio Investments

September 30, 2020 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
BANK LOANS (continued)
Communications (continued)
T-Mobile USA, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 3.00%)
3.15%	04/01/27	[3]	$2,074,800	$2,075,723
Zayo Group Holdings, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 3.00%)
3.15%	03/09/27	[3]	1,243,750	1,209,771

				16,709,124

Consumer Discretionary — 0.02%
Reynolds Group Holdings, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 2.75%)
2.90%	02/06/23	[3]	619,672	613,593

Electric — 0.02%
Homer City Generation LP,

Term Loan B, 1st Lien[5]
(LIBOR plus 11.00%)
12.95%	04/05/23	[3,6,7,8]	704,156	510,513
Vistra Operations Co., LLC,
Term Loan B3, 1st Lien
(LIBOR plus 1.75%)
1.90%	12/31/25	[3]	231,765	228,738
1.90%	12/31/25	[3]	55,852	55,122

				794,373

Finance — 0.19%
Avolon TLB Borrower 1 U.S. LLC,
Term Loan B3, 1st Lien
(LIBOR plus 1.75%)
2.50%	01/15/25	[3]	175,812	171,380
Delos Finance SARL,
Term Loan B, 1st Lien
(LIBOR plus 1.75%)
1.97%	10/06/23	[3]	5,956,840	5,836,959

				6,008,339

Food — 0.03%
Hostess Brands LLC,
Term Loan, 1st Lien
(LIBOR plus 2.25%)
3.00%	08/03/25	[3]	1,042,105	1,027,776

Health Care — 0.36%
Change Healthcare Holdings LLC,
Term Loan B, 1st Lien
(LIBOR plus 2.50%)
3.50%	03/01/24	[3]	493,435	483,838

Issues	Maturity Date		Principal Amount	Value
BANK LOANS (continued)
Health Care (continued)
Elanco Animal Health, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 1.75%)
1.91%	08/01/27	[3]	$3,808,772	$3,707,592
Gentiva Health Services, Inc.,
Term Loan, 1st Lien
(LIBOR plus 3.25%)
3.44%	07/02/25	[3]	1,440,499	1,413,497
Grifols Worldwide Operations USA, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 2.00%)
2.10%	11/15/27	[3]	248,125	243,531
MPH Acquisition Holdings LLC,
Term Loan B, 1st Lien
(LIBOR plus 2.75%)
3.75%	06/07/23	[3]	350,000	345,063
U.S. Renal Care, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 5.00%)
5.15%	06/26/26	[3]	1,683,000	1,644,501
Valeant Pharmaceuticals International, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 3.00%)
3.15%	06/02/25	[3]	3,941,677	3,871,062

				11,709,084

Industrials — 0.10%
Berry Plastics Group, Inc.,
Term Loan Y, 1st Lien
(LIBOR plus 2.00%)
2.16%	07/01/26	[3]	1,483,731	1,444,049
Liqui-Box Corp.,
Term Loan B, 1st Lien
(LIBOR plus 4.50%)
5.50%	02/26/27	[3]	1,745,625	1,483,781
TransDigm, Inc.,
Term Loan E, 1st Lien
(LIBOR plus 2.25%)
2.40%	05/30/25	[3]	496,250	470,075

				3,397,905

Information Technology — 0.11%
Broadcom, Inc.,
Delayed-Draw Term Loan A3
(LIBOR plus 1.13%)
1.28%	11/04/22	[3]	1,243,548	1,243,548
IQVIA, Inc.,
Term Loan B1, 1st Lien
(LIBOR plus 1.75%)
1.90%	03/07/24	[3]	675,505	667,315

See accompanying Notes to Financial Statements.

197 / Semi-Annual Report September 2020

Unconstrained Bond Fund

Schedule of Portfolio Investments

September 30, 2020 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
BANK LOANS (continued)
Information Technology (continued)
IQVIA, Inc.,
Term Loan B3, 1st Lien
(LIBOR plus 1.75%)
1.97%	06/11/25	[3]	$981,221	$970,183
SS&C Technologies, Inc.,
Term Loan B3, 1st Lien
(LIBOR plus 1.75%)
1.90%	04/16/25	[3]	469,301	455,809
SS&C Technologies, Inc.,
Term Loan B4, 1st Lien
(LIBOR plus 1.75%)
1.90%	04/16/25	[3]	329,717	320,237

				3,657,092

Real Estate Investment Trust (REIT) — 0.07%
SBA Senior Finance II LLC,
Term Loan B, 1st Lien
(LIBOR plus 1.75%)
1.90%	04/11/25	[3]	2,233,588	2,181,042
VICI Properties 1 LLC,
Term Loan B, 1st Lien
(LIBOR plus 1.75%)
1.91%	12/20/24	[3]	250,000	242,259

				2,423,301

Retail — 0.02%
BC ULC/New Red Finance, Inc.,
Term Loan B, 1st Lien (Canada)
(LIBOR plus 1.75%)
1.90%	11/19/26	[2,3]	713,902	686,088

Services — 0.04%
GFL Environmental, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 3.00%)
4.00%	05/30/25	[3]	1,240,607	1,237,041

Total Bank Loans
(Cost $49,291,557)				48,843,980

CORPORATES — 27.55%*
Banking — 2.15%
Banco Nacional de Comercio Exterior
SNC/Cayman Islands (Mexico)
3.80%	08/11/26	[1,2,4]	2,000,000	2,003,750
Bank of America Corp. (MTN)
1.32%	06/19/26	[4]	980,000	986,822
2.88%	10/22/30	[4]	2,000,000	2,163,646
4.08%	03/20/51	[4]	3,800,000	4,699,041
Comerica, Inc.
5.63%	10/01/69	[4]	2,145,000	2,257,613
Global Bank Corp. (Panama)
5.25%	04/16/29	[1,2,4]	600,000	633,094

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Banking (continued)
Global Bank Corp.,
Series REGS (Panama)
5.25%	04/16/29	[2,4]	$1,000,000	$1,055,156
HSBC Holdings PLC (United Kingdom)
2.01%	09/22/28	[2,4]	8,130,000	8,066,984
JPMorgan Chase & Co.
2.18%	06/01/28	[4]	5,000,000	5,226,551
Lloyds Banking Group PLC
(United Kingdom)
3.87%	07/09/25	[2,4]	8,725,000	9,507,813
Santander UK Group Holdings PLC
(United Kingdom)
3.37%	01/05/24	[2,4]	3,000,000	3,136,987
4.80%	11/15/24	[2,4]	1,545,000	1,703,343
Santander UK PLC (United Kingdom)
5.00%	11/07/23	[1,2]	3,415,000	3,735,020
Wells Fargo & Co.
3.07%	04/30/41	[4]	4,000,000	4,203,007
Wells Fargo & Co. (MTN)
2.39%	06/02/28	[4]	3,665,000	3,829,514
2.88%	10/30/30	[4]	2,653,000	2,846,856
5.01%	04/04/51	[4]	9,895,000	13,613,958

				69,669,155

Communications — 3.90%
AT&T, Inc.
3.30%	02/01/52		2,370,000	2,261,393
4.30%	12/15/42		2,300,000	2,591,345
4.35%	06/15/45		2,415,000	2,732,178
4.50%	05/15/35		2,150,000	2,537,271
4.75%	05/15/46		1,875,000	2,209,518
4.80%	06/15/44		6,527,000	7,813,282
5.25%	03/01/37		6,985,000	8,742,911
C&W Senior Financing DAC (Ireland)
6.88%	09/15/27	[1,2]	1,200,000	1,249,590
CCO Holdings LLC/CCO Holdings
Capital Corp.
4.50%	08/15/30	[1]	5,603,000	5,897,438
5.38%	06/01/29	[1]	3,104,000	3,367,499
CenturyLink, Inc.
4.00%	02/15/27	[1]	1,036,000	1,053,707
Charter Communications Operating LLC/
Charter Communications Operating Capital
5.38%	05/01/47		1,550,000	1,840,799
Intelsat Jackson Holdings SA (Luxembourg)[5]
8.50%	10/15/24	[1,2,8]	6,392,000	4,154,800
9.75%	07/15/25	[1,2,8]	3,820,000	2,511,522
Koninklijke KPN NV (Netherlands)
8.38%	10/01/30	[2]	45,000	65,578

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2020 / 198

Unconstrained Bond Fund

Schedule of Portfolio Investments

September 30, 2020 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Communications (continued)
Level 3 Financing, Inc.
4.63%	09/15/27	[1]	$3,113,000	$3,204,195
5.25%	03/15/26		120,000	124,358
Qwest Corp.
6.75%	12/01/21		2,235,000	2,361,845
7.25%	09/15/25		955,000	1,103,035
SES GLOBAL Americas Holdings GP
5.30%	03/25/44	[1]	8,494,000	9,013,409
Sprint Corp.
7.88%	09/15/23		3,296,000	3,792,460
Sprint Spectrum Co. LLC/Sprint Spectrum
Co. II LLC/Sprint Spectrum Co. III LLC
3.36%	09/20/21	[1]	4,267,500	4,314,955
4.74%	03/20/25	[1]	9,165,000	9,938,297
5.15%	03/20/28	[1]	700,000	826,437
Time Warner Cable LLC
5.50%	09/01/41		2,972,000	3,611,992
5.88%	11/15/40		965,000	1,214,742
T-Mobile USA, Inc.
2.55%	02/15/31	[1]	115,000	119,124
3.88%	04/15/30	[1]	2,000,000	2,271,740
4.38%	04/15/40	[1]	4,000,000	4,692,680
4.50%	02/01/26		200,000	207,080
6.00%	03/01/23		1,264,000	1,268,866
6.00%	04/15/24		7,068,000	7,224,839
Virgin Media Secured Finance PLC
(United Kingdom)
4.50%	08/15/30	[1,2]	1,200,000	1,235,381
5.50%	08/15/26	[1,2]	983,000	1,026,621
5.50%	05/15/29	[1,2]	3,379,000	3,632,560
Vodafone Group PLC (United Kingdom)
4.25%	09/17/50	[2]	1,460,000	1,698,155
4.88%	06/19/49	[2]	1,328,000	1,657,167
5.25%	05/30/48	[2]	4,682,000	6,062,786
Walt Disney Co. (The)
2.65%	01/13/31		3,025,000	3,268,649
3.60%	01/13/51		3,175,000	3,591,516

				126,491,720

Consumer Discretionary — 0.91%
Anheuser-Busch Cos. LLC/Anheuser-Busch
InBev Worldwide, Inc.
4.90%	02/01/46		7,420,000	9,177,362
Bacardi Ltd. (Bermuda)
4.70%	05/15/28	[1,2]	1,180,000	1,373,048
5.15%	05/15/38	[1,2]	1,500,000	1,833,632
BAT Capital Corp.
2.73%	03/25/31		1,835,000	1,830,353
4.54%	08/15/47		500,000	537,121

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Consumer Discretionary (continued)
Reynolds American, Inc.
5.85%	08/15/45		$12,245,000	$14,958,624

				29,710,140

Electric — 1.20%
Alabama Power Capital Trust V
3.33%	10/01/42	[4]	1,300,000	1,244,750
Cleco Power LLC
6.00%	12/01/40		1,380,000	1,727,802
Consolidated Edison Co. of New York, Inc.
4.45%	03/15/44		1,000,000	1,244,067
Dominion Energy, Inc.
5.75%	10/01/54	[4]	2,515,000	2,673,526
Duke Energy Carolinas LLC
3.70%	12/01/47		1,810,000	2,147,684
Duquesne Light Holdings, Inc.
5.90%	12/01/21	[1]	2,700,000	2,837,527
Eskom Holdings SOC Ltd., Series REGS
(South Africa)
7.13%	02/11/25	[2]	800,000	738,240
ITC Holdings Corp.
3.65%	06/15/24		1,251,000	1,372,321
Metropolitan Edison Co.
4.00%	04/15/25	[1]	2,625,000	2,943,148
Mong Duong Finance Holdings BV, Series
REGS (Netherlands)
5.13%	05/07/29	[2]	900,000	921,769
Perusahaan Listrik Negara PT, Series REGS
(EMTN) (Indonesia)
6.15%	05/21/48	[2]	1,000,000	1,291,065
PNM Resources, Inc.
3.25%	03/09/21		1,073,000	1,085,319
Public Service Co. of New Mexico
3.85%	08/01/25		5,565,000	6,041,454
5.35%	10/01/21		45,000	46,483
Public Service Electric and Gas Co., Series
CC
9.25%	06/01/21		6,935,000	7,319,813
Southwestern Electric Power Co.
3.55%	02/15/22		2,625,000	2,710,666
Southwestern Electric Power Co., Series M
4.10%	09/15/28		2,190,000	2,559,959

				38,905,593

Energy — 3.65%
Antero Resources Corp.
5.00%	03/01/25		4,357,000	2,731,294
5.13%	12/01/22		96,000	78,420
5.63%	06/01/23		2,900,000	2,131,500

See accompanying Notes to Financial Statements.

199 / Semi-Annual Report September 2020

Unconstrained Bond Fund

Schedule of Portfolio Investments

September 30, 2020 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Energy (continued)
Cheniere Energy Partners LP
5.25%	10/01/25		$285,000	$291,840
Enbridge Energy Partners LP
5.88%	10/15/25		2,190,000	2,617,679
Energy Transfer Operating LP
3.75%	05/15/30		1,600,000	1,553,810
4.95%	06/15/28		2,000,000	2,120,562
5.00%	05/15/50		2,065,000	1,912,830
5.15%	03/15/45		3,826,000	3,478,698
5.50%	06/01/27		1,448,000	1,596,543
6.13%	12/15/45		500,000	507,989
Energy Transfer Operating LP, Series B
6.63%	02/15/69	[4]	1,985,000	1,352,668
EQT Corp.
3.90%	10/01/27		2,608,000	2,405,880
Exxon Mobil Corp.
4.33%	03/19/50		7,235,000	9,105,194
Gulfport Energy Corp.
6.38%	05/15/25		315,000	193,298
Hess Corp.
4.30%	04/01/27		2,265,000	2,376,642
7.88%	10/01/29		1,855,000	2,314,113
KazMunayGas National Co. JSC,
Series REGS (Kazakhstan)
5.75%	04/19/47	[2]	3,443,000	4,110,253
Kinder Morgan Energy Partners LP
5.00%	08/15/42		1,090,000	1,214,553
5.80%	03/15/35		210,000	253,127
Kinder Morgan, Inc.
5.30%	12/01/34		875,000	1,032,609
Pertamina Persero PT (Indonesia)
3.10%	08/27/30	[1,2]	4,579,000	4,762,160
Petrobras Global Finance BV (Netherlands)
5.09%	01/15/30	[2]	3,863,000	4,064,262
Petroleos del Peru SA, Series REGS (Peru)
4.75%	06/19/32	[2]	2,088,000	2,262,870
Petroleos Mexicanos (Mexico)
1.70%	12/20/22	[2]	37,500	38,056
5.95%	01/28/31	[1,2]	920,000	766,268
6.63%	06/15/35	[2]	6,120,000	5,038,596
6.75%	09/21/47	[2]	3,815,000	2,914,660
6.95%	01/28/60	[1,2]	1,595,000	1,235,766
7.69%	01/23/50	[1,2]	743,000	624,677
Plains All American Pipeline LP/PAA
Finance Corp.
3.80%	09/15/30		2,000,000	1,944,925
4.50%	12/15/26		3,755,000	4,003,823
4.65%	10/15/25		695,000	750,836

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Energy (continued)
Range Resources Corp.
4.88%	05/15/25		$1,984,000	$1,791,517
Rockies Express Pipeline LLC
4.80%	05/15/30	[1]	2,000,000	1,942,000
4.95%	07/15/29	[1]	1,000,000	974,201
6.88%	04/15/40	[1]	3,175,000	3,321,844
Ruby Pipeline LLC
7.75%	04/01/22	[1]	4,670,455	3,930,187
Sabine Pass Liquefaction LLC
4.20%	03/15/28		1,000,000	1,085,709
Saudi Arabian Oil Co.,
Series REGS (EMTN) (Saudi Arabia)
4.25%	04/16/39	[2]	901,000	1,040,024
Shell International Finance BV (Netherlands)
4.00%	05/10/46	[2]	850,000	993,088
Southern Co. Gas Capital Corp.
3.25%	06/15/26		2,935,000	3,232,811
Southern Gas Corridor CJSC,
Series REGS (Azerbaijan)
6.88%	03/24/26	[2]	3,426,000	3,902,557
Sunoco Logistics Partners Operations LP
5.40%	10/01/47		3,776,000	3,565,220
Targa Resources Partners LP/Targa
Resources Partners Finance Corp.
6.88%	01/15/29		1,422,000	1,526,746
TC PipeLines LP
4.38%	03/13/25		3,000,000	3,262,739
4.65%	06/15/21		2,300,000	2,361,790
TransMontaigne Partners LP/
TLP Finance Corp.
6.13%	02/15/26		1,302,000	1,350,825
Transocean Pontus Ltd. (Cayman Islands)
6.13%	08/01/25	[1,2]	1,265,940	1,138,333
Transocean Poseidon Ltd. (Cayman Islands)
6.88%	02/01/27	[1,2]	4,148,000	3,345,279
Transocean Proteus Ltd. (Cayman Islands)
6.25%	12/01/24	[1,2]	722,150	648,130
USA Compression Partners LP/USA
Compression Finance Corp.
6.88%	04/01/26		1,984,000	1,970,360
6.88%	09/01/27		3,198,000	3,176,605
Williams Cos., Inc. (The)
6.30%	04/15/40		1,750,000	2,165,994

				118,512,360

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2020 / 200

Unconstrained Bond Fund

Schedule of Portfolio Investments

September 30, 2020 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Entertainment — 0.06%
Live Nation Entertainment, Inc.
4.75%	10/15/27	[1]	$2,000,000	$1,876,250

Finance — 3.94%
AerCap Ireland Capital DAC/AerCap Global
Aviation Trust (Ireland)
3.65%	07/21/27	[2]	1,225,000	1,123,413
3.88%	01/23/28	[2]	1,090,000	1,012,472
3.95%	02/01/22	[2]	1,500,000	1,519,373
4.45%	12/16/21	[2]	1,750,000	1,788,382
5.00%	10/01/21	[2]	2,550,000	2,629,248
Air Lease Corp.
2.25%	01/15/23		2,000,000	2,014,253
3.50%	01/15/22		2,000,000	2,052,229
3.88%	07/03/23		2,862,000	2,983,945
Avolon Holdings Funding Ltd.
(Cayman Islands)
2.88%	02/15/25	[1,2]	4,555,000	4,181,243
3.95%	07/01/24	[1,2]	1,035,000	991,701
5.13%	10/01/23	[1,2]	2,603,000	2,600,273
5.25%	05/15/24	[1,2]	320,000	321,053
Citigroup, Inc.
2.57%	06/03/31	[4]	6,290,000	6,606,496
4.41%	03/31/31	[4]	6,745,000	8,101,484
Daimler Finance North America LLC
(LIBOR USD 3-Month plus 0.90%)
1.18%	02/15/22	[1,3]	4,095,000	4,110,516
Ford Motor Credit Co. LLC
2.34%	11/02/20		3,295,000	3,295,000
2.98%	08/03/22		3,015,000	2,977,313
3.20%	01/15/21		5,970,000	5,968,582
3.34%	03/18/21		2,000,000	2,001,501
3.34%	03/28/22		7,735,000	7,714,222
(LIBOR USD 3-Month plus 0.88%)
1.15%	10/12/21	[3]	3,000,000	2,882,711
(LIBOR USD 3-Month plus 1.08%)
1.33%	08/03/22	[3]	2,555,000	2,422,140
GE Capital International Funding Co.
(Ireland)
4.42%	11/15/35	[2]	19,382,000	20,354,960
General Motors Financial Co., Inc.
3.15%	06/30/22		500,000	513,640
3.20%	07/06/21		1,235,000	1,253,941
3.45%	04/10/22		675,000	693,460
4.20%	03/01/21		1,000,000	1,011,950
4.20%	11/06/21		2,950,000	3,045,011
4.38%	09/25/21		11,995,000	12,377,277
Goldman Sachs Group, Inc. (The)
3.81%	04/23/29	[4]	3,115,000	3,555,265

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Finance (continued)
Nationwide Building Society
(United Kingdom)
3.62%	04/26/23	[1,2,4]	$5,000,000	$5,197,458
3.77%	03/08/24	[1,2,4]	2,570,000	2,733,279
Park Aerospace Holdings Ltd.
(Cayman Islands)
4.50%	03/15/23	[1,2]	2,920,000	2,895,231
5.50%	02/15/24	[1,2]	3,080,000	3,105,793
Raymond James Financial, Inc.
3.63%	09/15/26		1,540,000	1,773,045

				127,807,860

Food — 0.97%
Kraft Heinz Foods Co.
4.38%	06/01/46		7,720,000	7,933,643
4.88%	10/01/49	[1]	8,265,000	8,713,353
5.00%	06/04/42		3,015,000	3,306,280
6.88%	01/26/39		1,000,000	1,345,887
7.13%	08/01/39	[1]	1,655,000	2,244,248
Post Holdings, Inc.
4.63%	04/15/30	[1]	1,175,000	1,210,250
5.00%	08/15/26	[1]	333,000	341,903
5.63%	01/15/28	[1]	964,000	1,026,506
Smithfield Foods, Inc.
5.20%	04/01/29	[1]	4,690,000	5,491,596

				31,613,666

Gaming — 0.29%
Caesars Entertainment, Inc.
6.25%	07/01/25	[1]	3,101,000	3,245,436
Churchill Downs, Inc.
4.75%	01/15/28	[1]	1,074,000	1,081,856
5.50%	04/01/27	[1]	4,759,000	4,955,338

				9,282,630

Health Care — 3.77%
AbbVie, Inc.
4.05%	11/21/39	[1]	1,550,000	1,781,433
4.25%	11/21/49	[1]	3,520,000	4,171,074
4.40%	11/06/42		6,190,000	7,355,399
4.45%	05/14/46		2,350,000	2,814,211
Amgen, Inc.
4.40%	05/01/45		1,310,000	1,621,073
Bausch Health Cos., Inc. (Canada)
7.00%	03/15/24	[1,2]	2,859,000	2,961,924

See accompanying Notes to Financial Statements.

201 / Semi-Annual Report September 2020

Unconstrained Bond Fund

Schedule of Portfolio Investments

September 30, 2020 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Health Care (continued)
Bayer U.S. Finance II LLC
4.25%	12/15/25	[1]	$2,005,000	$2,297,596
4.38%	12/15/28	[1]	8,135,000	9,565,129
4.63%	06/25/38	[1]	2,775,000	3,322,521
4.88%	06/25/48	[1]	4,415,000	5,496,344
5.50%	08/15/25	[1]	2,000,000	2,389,350
Becton Dickinson and Co.
6.70%	08/01/28		2,930,000	3,655,175
Centene Corp.
3.00%	10/15/30		11,457,000	11,702,753
3.38%	02/15/30		4,284,000	4,444,650
5.38%	08/15/26	[1]	90,000	95,607
Cigna Corp.
3.88%	10/15/47		4,825,000	5,381,604
4.13%	11/15/25		2,380,000	2,732,734
CVS Health Corp.
5.05%	03/25/48		5,417,000	6,918,475
5.13%	07/20/45		755,000	956,816
Elanco Animal Health, Inc.
5.27%	08/28/23		6,355,000	6,827,653
Hartford HealthCare Corp.
5.75%	04/01/44		1,525,000	1,849,678
HCA, Inc.
4.13%	06/15/29		2,400,000	2,719,796
5.00%	03/15/24		5,533,000	6,198,782
5.25%	04/15/25		2,477,000	2,861,824
5.25%	06/15/49		4,670,000	5,730,464
Molina Healthcare, Inc.
4.38%	06/15/28	[1]	2,500,000	2,551,983
4.88%	06/15/25	[1]	405,000	414,576
5.38%	11/15/22		2,317,000	2,425,609
Partners Healthcare System, Inc.,
Series 2020
3.34%	07/01/60		3,350,000	3,726,080
Tenet Healthcare Corp.
4.63%	09/01/24	[1]	2,593,000	2,612,908
4.88%	01/01/26	[1]	4,617,000	4,706,570

				122,289,791

Industrials — 1.35%
Amcor Finance USA, Inc.
3.63%	04/28/26		2,125,000	2,368,623
Ardagh Packaging Finance PLC/Ardagh
Holdings USA, Inc. (Ireland)
4.13%	08/15/26	[1,2]	5,100,000	5,182,875
BAE Systems Holdings, Inc.
2.85%	12/15/20	[1]	1,895,000	1,900,284
BAE Systems PLC (United Kingdom)
1.90%	02/15/31	[1,2]	2,500,000	2,490,582

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Industrials (continued)
Ball Corp.
4.00%	11/15/23		$1,000,000	$1,065,250
Clean Harbors, Inc.
4.88%	07/15/27	[1]	3,000,000	3,117,570
General Electric Co. (MTN)
(LIBOR USD 3-Month plus 0.48%)
0.76%	08/15/36	[3]	10,370,000	7,073,397
General Electric Co., Series A (MTN)
6.75%	03/15/32		3,690,000	4,646,052
Graphic Packaging International LLC
4.75%	07/15/27	[1]	1,600,000	1,752,000
4.88%	11/15/22		500,000	521,133
Heathrow Funding Ltd. (United Kingdom)
4.88%	07/15/21	[1,2]	700,000	717,455
PowerTeam Services LLC
9.03%	12/04/25	[1]	4,728,000	5,007,581
Sealed Air Corp.
4.00%	12/01/27	[1]	2,885,000	3,018,431
5.25%	04/01/23	[1]	1,000,000	1,058,645
5.50%	09/15/25	[1]	2,063,000	2,301,931
Titan Acquisition Ltd./Titan Co-Borrower LLC
(Canada)
7.75%	04/15/26	[1,2]	1,670,000	1,662,569

				43,884,378

Information Technology — 0.38%
Broadcom, Inc.
3.13%	10/15/22		1,500,000	1,570,446
3.63%	10/15/24		1,175,000	1,281,903
Dell International LLC/EMC Corp.
4.42%	06/15/21	[1]	602,000	616,304
Intel Corp.
3.73%	12/08/47		6,560,000	7,822,458
NXP BV/NXP Funding LLC (Netherlands)
3.88%	09/01/22	[1,2]	300,000	317,188
4.63%	06/01/23	[1,2]	795,000	870,117

				12,478,416

Insurance — 0.67%
Berkshire Hathaway Finance Corp.
4.25%	01/15/49		2,480,000	3,229,893
Farmers Exchange Capital
7.20%	07/15/48	[1]	150,000	211,998
Farmers Exchange Capital II
6.15%	11/01/53	[1,4]	2,500,000	3,159,375
Farmers Insurance Exchange
4.75%	11/01/57	[1,4]	3,800,000	3,963,170
8.63%	05/01/24	[1]	942,000	1,122,631

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2020 / 202

Unconstrained Bond Fund

Schedule of Portfolio Investments

September 30, 2020 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Insurance (continued)
Nationwide Mutual Insurance Co.
2.54%	12/15/24	[1,4]	$3,825,000	$3,825,106
Teachers Insurance & Annuity
Association of America
3.30%	05/15/50	[1]	2,645,000	2,715,576
4.38%	09/15/54	[1,4]	3,425,000	3,656,187

				21,883,936

Materials — 0.79%
Clearwater Paper Corp.
4.75%	08/15/28	[1]	3,266,000	3,284,804
Corp. Nacional del Cobre de Chile,
Series REGS (Chile)
3.15%	01/14/30	[2]	3,998,000	4,263,492
3.63%	08/01/27	[2]	1,450,000	1,592,508
Indonesia Asahan Aluminum Persero PT
(Indonesia)
6.53%	11/15/28	[1,2]	5,508,000	6,728,022
International Flavors & Fragrances, Inc.
5.00%	09/26/48		4,525,000	5,617,398
Nutrition & Biosciences, Inc.
3.47%	12/01/50	[1]	3,965,000	4,014,502

				25,500,726

Real Estate Investment Trust (REIT) — 2.03%
American Campus Communities
Operating Partnership LP
3.63%	11/15/27		2,246,000	2,380,129
3.75%	04/15/23		2,925,000	3,077,330
4.13%	07/01/24		1,475,000	1,591,465
CyrusOne LP/CyrusOne Finance Corp.
2.90%	11/15/24		4,185,000	4,444,198
3.45%	11/15/29		11,930,000	12,955,375
GLP Capital LP/GLP Financing II, Inc.
4.00%	01/15/30		1,175,000	1,222,000
5.30%	01/15/29		2,280,000	2,552,414
5.38%	04/15/26		2,680,000	2,975,269
5.75%	06/01/28		6,241,000	7,143,417
Healthcare Realty Trust, Inc.
3.75%	04/15/23		4,146,000	4,453,508
3.88%	05/01/25		2,190,000	2,401,666
Healthpeak Properties, Inc.
4.25%	11/15/23		121,000	132,225
Hudson Pacific Properties LP
3.95%	11/01/27		2,500,000	2,693,370
Lexington Realty Trust
2.70%	09/15/30		2,000,000	2,043,340
MGM Growth Properties Operating
Partnership LP/MGP Finance Co.-Issuer, Inc.
5.63%	05/01/24		625,000	664,238

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Real Estate Investment Trust (REIT) (continued)
Piedmont Operating Partnership LP
3.40%	06/01/23		$4,520,000	$4,683,887
Post Apartment Homes LP
3.38%	12/01/22		90,000	94,189
SL Green Operating Partnership LP
(LIBOR USD 3-Month plus 0.98%)
1.26%	08/16/21	[3]	1,500,000	1,489,615
SL Green Realty Corp.
4.50%	12/01/22		3,000,000	3,130,808
Ventas Realty LP
3.25%	10/15/26		2,875,000	3,056,060
3.75%	05/01/24		875,000	936,936
4.75%	11/15/30		1,505,000	1,770,202

				65,891,641

Retail — 0.37%
Alimentation Couche-Tard, Inc. (Canada)
3.55%	07/26/27	[1,2]	1,935,000	2,140,083
3.80%	01/25/50	[1,2]	4,365,000	4,844,827
FirstCash, Inc.
4.63%	09/01/28	[1]	2,288,000	2,335,190
Walgreens Boots Alliance, Inc.
3.45%	06/01/26		2,500,000	2,733,684

				12,053,784

Services — 0.90%
DP World Crescent Ltd. (Cayman Islands)
4.85%	09/26/28	[1,2]	4,036,000	4,484,803
Emory University, Series 2020
2.14%	09/01/30		2,015,000	2,114,384
IHS Markit Ltd. (Bermuda)
4.00%	03/01/26	[1,2]	1,516,000	1,693,850
4.75%	02/15/25	[1,2]	11,600,000	13,171,336
4.75%	08/01/28	[2]	1,750,000	2,085,064
Waste Pro USA, Inc.
5.50%	02/15/26	[1]	5,578,000	5,661,084

				29,210,521

Transportation — 0.22%
America West Airlines Pass-Through Trust,
Series 2001-1, Class G
7.10%	04/02/21		551,515	540,497
American Airlines Pass-Through Trust,
Series 2011-1, Class A
5.25%	01/31/21		21,931	19,847
American Airlines Pass-Through Trust,
Series 2013-2, Class A
4.95%	01/15/23		1,084,022	931,873

See accompanying Notes to Financial Statements.

203 / Semi-Annual Report September 2020

Unconstrained Bond Fund

Schedule of Portfolio Investments

September 30, 2020 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Transportation (continued)
American Airlines Pass-Through Trust,
Series 2015-2, Class AA
3.60%	09/22/27		$2,231,530	$2,148,715
Continental Airlines Pass-Through Trust,
Series 2000-1, Class A1
8.05%	11/01/20		38	38
Continental Airlines Pass-Through Trust,
Series 2000-2, Class A
7.71%	04/02/21		86,969	88,181
Continental Airlines Pass-Through Trust,
Series 2001-1, Class A1
6.70%	06/15/21		18,766	18,240
Continental Airlines Pass-Through Trust,
Series 2007-1, Class A
5.98%	04/19/22		1,973,201	1,937,138
Delta Air Lines Pass-Through Trust,
Series 2002-1, Class G1
6.72%	01/02/23		749,566	719,584
U.S. Airways Pass-Through Trust,
Series 2001-1, Class G
7.08%	03/20/21		210,274	205,969
U.S. Airways Pass-Through Trust,
Series 2010-1, Class A
6.25%	04/22/23		712,245	642,760
U.S. Airways Pass-Through Trust,
Series 2012-1, Class A
5.90%	10/01/24		68,916	64,781

				7,317,623

Total Corporates
(Cost $854,442,852)				894,380,190

FOREIGN GOVERNMENT OBLIGATIONS — 2.86%
Foreign Government Obligations — 2.86%
Abu Dhabi Government International Bond,
Series REGS (United Arab Emirates)
2.50%	09/30/29	[2]	3,798,000	4,066,017
Colombia Government International Bond
(Colombia)
3.00%	01/30/30	[2]	2,903,000	2,973,761
3.88%	04/25/27	[2]	1,562,000	1,687,116
4.50%	01/28/26	[2]	3,900,000	4,319,640
5.20%	05/15/49	[2]	916,000	1,109,791
Corp. Financiera de Desarrollo SA,
Series REGS (Peru)
4.75%	07/15/25	[2]	1,066,000	1,200,471
Dominican Republic International Bond
(Dominican Republic)
4.50%	01/30/30	[1,2]	400,000	393,375
Dominican Republic International Bond,
Series REGS (Dominican Republic)
5.50%	01/27/25	[2]	1,302,000	1,388,271
6.00%	07/19/28	[2]	4,309,000	4,649,680

Issues	Maturity Date		Principal Amount	Value
FOREIGN GOVERNMENT OBLIGATIONS (continued)
Foreign Government Obligations
(continued)
Egypt Government International Bond
(Egypt)
5.58%	02/21/23	[1,2]	$1,200,000	$1,235,952
7.60%	03/01/29	[1,2]	700,000	719,864
Fondo MIVIVIENDA SA, Series REGS (Peru)
3.50%	01/31/23	[2]	650,000	677,950
Indonesia Government International Bond
(Indonesia)
2.85%	02/14/30	[2]	1,000,000	1,054,219
Mexico Government International Bond
(Mexico)
3.25%	04/16/30	[2]	8,690,000	8,922,979
3.75%	01/11/28	[2]	2,205,000	2,374,854
Panama Government International Bond
(Panama)
3.16%	01/23/30	[2]	3,931,000	4,282,372
Paraguay Government International Bond,
Series REGS (Paraguay)
4.63%	01/25/23	[2]	950,000	1,008,995
Peruvian Government International Bond
(Peru)
2.84%	06/20/30	[2]	4,360,000	4,757,022
4.13%	08/25/27	[2]	2,072,000	2,419,060
Qatar Government International Bond,
Series REGS (Qatar)
4.50%	04/23/28	[2]	6,373,000	7,634,535
4.63%	06/02/46	[2]	1,953,000	2,569,562
Republic of South Africa Government
International Bond (South Africa)
4.30%	10/12/28	[2]	4,317,000	4,036,961
4.85%	09/30/29	[2]	945,000	904,013
Russian Foreign Bond - Eurobond,
Series REGS (Russia)
4.25%	06/23/27	[2]	1,000,000	1,128,150
4.38%	03/21/29	[2]	6,000,000	6,909,000
Saudi Government International Bond,
Series REGS (EMTN) (Saudi Arabia)
3.25%	10/22/30	[2]	1,400,000	1,523,928
3.63%	03/04/28	[2]	3,300,000	3,663,429
4.50%	10/26/46	[2]	1,308,000	1,573,851
Saudi Government International Bond
(Saudi Arabia)
2.75%	02/03/32	[1,2]	500,000	521,125
3.75%	01/21/55	[1,2]	903,000	979,484
4.00%	04/17/25	[1,2]	2,300,000	2,559,900
Turkey Government International Bond
(Turkey)
5.13%	03/25/22	[2]	2,250,000	2,249,297
Uruguay Government International Bond
(Uruguay)
4.38%	10/27/27	[2]	4,181,296	4,839,850

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2020 / 204

Unconstrained Bond Fund

Schedule of Portfolio Investments

September 30, 2020 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
FOREIGN GOVERNMENT OBLIGATIONS (continued)
Foreign Government Obligations (continued)

4.38%	01/23/31	[2]	$1,988,717	$2,370,924

Total Foreign Government Obligations
(Cost $88,680,335)				92,705,398

MORTGAGE-BACKED — 49.08%**

Non-Agency Commercial
Mortgage-Backed — 5.67%
1345 Avenue of the Americas & Park Avenue
Plaza Trust, Series 2005-1, Class A3
5.28%	08/10/35	[1]	16,826,511	17,957,650
Banc of America Merrill Lynch Commercial
Mortgage Trust, Series 2018-PARK, Class A
4.23%	08/10/38	[1,4]	7,985,000	9,418,164
Banc of America Merrill Lynch Commercial
Mortgage Trust, Series 2020-BOC, Class A
2.63%	01/15/32	[1]	5,000,000	5,252,735
Banc of America Merrill Lynch Commercial
Mortgage Trust, Series 2020-BOC, Class X
(IO)
0.47%	01/15/32	[1,4]	98,610,000	2,609,911
Barclays Commercial Mortgage Securities
Trust, Series 2020-C6, Class F5TB
3.69%	02/15/53	[1,4]	4,325,000	4,272,671
Bayview Commercial Asset Trust,
Series 2004-2, Class A
(LIBOR USD 1-Month plus 0.65%)
0.79%	08/25/34	[1,3]	727,649	709,134
BX Trust, Series 2019-OC11, Class A
3.20%	12/09/41	[1]	7,060,000	7,525,363
CALI Mortgage Trust, Series 2019-101C,
Class A
3.96%	03/10/39	[1]	10,760,000	12,683,169
CD Mortgage Trust, Series 2016-CD1,
Class XA (IO)
1.53%	08/10/49	[4]	47,592,392	2,941,481
Century Plaza Towers, Series 2019-CPT,
Class A
2.87%	11/13/39	[1]	6,125,000	6,713,324
Citigroup Commercial Mortgage Trust,
Series 2012-GC8, Class XA (IO)
1.92%	09/10/45	[1,4]	37,713,183	985,129
Citigroup Commercial Mortgage Trust,
Series 2015-GC27, Class XA (IO)
1.49%	02/10/48	[4]	69,653,085	3,206,616
Commercial Mortgage Trust,
Series 2012-CR4, Class XA (IO)
1.84%	10/15/45	[4]	42,613,069	1,230,521
Commercial Mortgage Trust,
Series 2012-CR5, Class XA (IO)
1.66%	12/10/45	[4]	71,099,389	1,973,093

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Commercial
Mortgage-Backed (continued)
Commercial Mortgage Trust,
Series 2013-CR13, Class XA (IO)
0.92%	11/10/46	[4]	$62,547,678	$1,309,936
Commercial Mortgage Trust,
Series 2013-LC6, Class XA (IO)
1.48%	01/10/46	[4]	25,807,021	601,742
Commercial Mortgage Trust,
Series 2014-CR16, Class XA (IO)
1.14%	04/10/47	[4]	107,622,735	3,104,464
Commercial Mortgage Trust,
Series 2020-CBM, Class XCP (IO)
0.59%	02/10/37	[1,4]	83,820,000	1,655,395
CSAIL Commercial Mortgage Trust,
Series 2019-C17, Class A4
2.76%	09/15/52		6,050,000	6,593,976
DBJPM Mortgage Trust,
Series 2016-SFC, Class A
2.83%	08/10/36	[1]	8,000,000	8,044,640
DC Office Trust, Series 2019-MTC, Class A
2.97%	09/15/45	[1]	6,555,000	7,264,226
GE Business Loan Trust, Series 2007-1A,
Class A
(LIBOR USD 1-Month plus 0.17%)
0.32%	04/15/35	[1,3]	1,795,919	1,795,919
GS Mortgage Securities Trust,
Series 2012-GC6, Class XA (IO)
2.11%	01/10/45	[1,4]	49,724,860	769,418
GS Mortgage Securities Trust,
Series 2014-GC20, Class XA (IO)
1.22%	04/10/47	[4]	76,825,143	1,851,636
GS Mortgage Securities Trust,
Series 2020-UPTN, Class XA (IO)
0.35%	02/10/37	[1,4]	40,999,000	583,375
Hudson Yards Mortgage Trust,
Series 2019-30HY, Class A
3.23%	07/10/39	[1]	6,340,000	7,144,198
Hudson Yards Mortgage Trust,
Series 2019-55HY, Class A
3.04%	12/10/41	[1,4]	6,555,000	7,284,090
Hudson Yards Mortgage Trust,
Series 2019-55HY, Class F
3.04%	12/10/41	[1,4]	3,131,000	2,786,129
JPMorgan Chase Commercial Mortgage
Securities Trust, Series 2019-OSB,
Class A
3.40%	06/05/39	[1]	8,000,000	9,111,054

See accompanying Notes to Financial Statements.

205 / Semi-Annual Report September 2020

Unconstrained Bond Fund

Schedule of Portfolio Investments

September 30, 2020 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Commercial
Mortgage-Backed (continued)
Lehman Brothers Small Balance Commercial
Mortgage Trust, Series 2007-2A, Class 1A4
(LIBOR USD 1-Month plus 0.25%)
0.40%	06/25/37	[1,3]	$929,334	$901,232
MKT Mortgage Trust, Series 2020-525M,
Class A
2.69%	02/12/40	[1]	4,500,000	4,794,695
MKT Mortgage Trust, Series 2020-525M,
Class XA (IO)
0.21%	02/12/40	[1,4]	147,585,000	2,681,317
Morgan Stanley ABS Capital I Trust,
Series2006-HE4, Class A3
(LIBOR USD 1-Month plus 0.30%)
0.45%	06/25/36	[3]	11,837,688	7,841,261
Morgan Stanley Bank of America Merrill
Lynch Trust, Series 2015-C22, Class XA (IO)
1.19%	04/15/48	[4]	75,340,914	2,577,277
Morgan Stanley Bank of America Merrill
Lynch Trust, Series 2015-C24, Class XA (IO)
0.87%	05/15/48	[4]	116,311,541	3,441,463
Natixis Commercial Mortgage Securities
Trust, Series 2018-ALXA, Class E
4.46%	01/15/43	[1,4]	1,095,000	1,103,253
One Bryant Park Trust,
Series 2019-OBP, Class A
2.52%	09/15/54	[1]	6,895,000	7,393,017
SFAVE Commercial Mortgage Securities
Trust, Series 2015-5AVE, Class A2B
4.14%	01/05/43	[1,4]	1,840,000	1,734,375
Wells Fargo Commercial Mortgage Trust,
Series 2014-LC16, Class XA (IO)
1.25%	08/15/50	[4]	49,147,626	1,575,857
Wells Fargo Commercial Mortgage Trust,
Series 2016-C33, Class XA (IO)
1.87%	03/15/59	[4]	100,809,246	5,974,919
WF-RBS Commercial Mortgage Trust,
Series 2012-C10, Class XA (IO)
1.67%	12/15/45	[1,4]	65,555,583	1,878,836
WF-RBS Commercial Mortgage Trust,
Series 2012-C8, Class XA (IO)
1.96%	08/15/45	[1,4]	42,724,923	995,692
WF-RBS Commercial Mortgage Trust,
Series 2012-C9, Class XA (IO)
2.04%	11/15/45	[1,4]	36,505,401	1,107,576
WF-RBS Commercial Mortgage Trust,
Series 2013-C14, Class XA (IO)
0.85%	06/15/46	[4]	74,039,581	1,070,946
WF-RBS Commercial Mortgage Trust,
Series 2014-C23, Class XA (IO)
0.71%	10/15/57	[4]	84,441,621	1,603,929

				184,054,804

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed — 26.59%
Accredited Mortgage Loan Trust,
Series 2006-1, Class A4
(LIBOR USD 1-Month plus 0.28%)
0.74%	04/25/36	[3]	$3,101,111	$3,061,602
ACE Securities Corp. Home Equity Loan
Trust, Series 2006-OP2, Class A2C
(LIBOR USD 1-Month plus 0.15%)
0.30%	08/25/36	[3]	359,838	352,380
ACE Securities Corp. Home Equity Loan
Trust, Series 2007-ASP1, Class A2D
(LIBOR USD 1-Month plus 0.38%)
0.53%	03/25/37	[3]	2,716,957	1,656,258
Adjustable Rate Mortgage Trust,
Series 2005-4, Class 5A1
2.92%	08/25/35	[4]	2,130,135	1,886,801
Adjustable Rate Mortgage Trust,
Series 2007-1, Class 1A1
3.77%	03/25/37	[4]	2,806,444	2,458,645
Alternative Loan Trust,
Series 2005-76, Class 1A1
(Federal Reserve US 12-Month Cumulative
Average plus 1.48%)
2.50%	01/25/36	[3]	4,018,724	3,926,678
Alternative Loan Trust,
Series 2006-HY12, Class A5
3.23%	08/25/36	[4]	3,899,309	4,047,289
American Home Mortgage Investment Trust,
Series 2006-1, Class 12A1
(LIBOR USD 1-Month plus 0.40%)
0.55%	03/25/46	[3]	4,348,774	3,964,620
Asset-Backed Funding Certificates,
Series 2007-NC1, Class A2
(LIBOR USD 1-Month plus 0.30%)
0.45%	05/25/37	[1,3]	4,841,907	4,627,179
Asset-Backed Funding Certificates,
Series 2007-WMC1, Class A1A
(LIBOR USD 1-Month plus 1.25%)
1.40%	06/25/37	[3]	21,577,357	18,353,948
Asset-Backed Funding Certificates,
Series 2007-WMC1, Class A2B
(LIBOR USD 1-Month plus 1.00%)
1.15%	06/25/37	[3]	4,090,626	3,718,178
Asset-Backed Securities Corp. Home Equity
Loan Trust, Series 2004-HE9, Class M1
(LIBOR USD 1-Month plus 0.98%)
1.12%	12/25/34	[3]	1,653,641	1,599,668
Asset-Backed Securities Corp. Home Equity
Loan Trust, Series 2006-HE1, Class A4
(LIBOR USD 1-Month plus 0.30%)
0.45%	01/25/36	[3]	4,560,364	4,346,207

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2020 / 206

Unconstrained Bond Fund

Schedule of Portfolio Investments

September 30, 2020 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed
(continued)
Asset-Backed Securities Corp. Home Equity
Loan Trust, Series 2006-HE5, Class A5
(LIBOR USD 1-Month plus 0.24%)
0.39%	07/25/36	[3]	$9,754,000	$9,293,318
Banc of America Alternative Loan Trust,
Series 2003-8, Class 1CB1
5.50%	10/25/33		818,743	841,670
Banc of America Funding Trust,
Series 2004-B, Class 5A1
3.42%	11/20/34	[4]	269,651	261,488
Banc of America Funding Trust,
Series 2006-D, Class 3A1
3.54%	05/20/36	[4]	1,049,206	1,004,794
Banc of America Funding Trust,
Series 2006-G, Class 2A1
(LIBOR USD 1-Month plus 0.44%)
0.60%	07/20/36	[3]	535,447	537,931
Banc of America Funding Trust,
Series 2006-G, Class 2A4
(LIBOR USD 1-Month plus 0.58%)
0.74%	07/20/36	[3]	2,138,430	2,151,434
Banc of America Funding Trust,
Series 2015-R3, Class 6A2
0.35%	05/27/36	[1,4]	17,794,398	16,501,206
Banc of America Funding Trust,
Series 2016-R1, Class A1
2.50%	03/25/40	[1,4]	2,156,841	2,178,037
Banc of America Funding Trust,
Series 2016-R1, Class B1
3.50%	03/25/40	[1,4]	16,181,000	15,718,720
Banc of America Mortgage Trust,
Series 2005-K, Class 2A1
3.72%	12/25/35	[4]	1,306,897	1,233,758
BCAP LLC Trust, Series 2007-AA1,
Class 2A1
(LIBOR USD 1-Month plus 0.18%)
0.33%	03/25/37	[3]	4,077,486	3,917,616
BCAP LLC Trust, Series 2014-RR2,
Class 6A1
(LIBOR USD 1-Month plus 0.24%)
0.00%	10/26/36	[1,3]	5,428,819	5,410,498
BCAP LLC Trust, Series 2014-RR3,
Class 4A1
0.48%	03/26/36	[1,4]	3,784,729	3,591,139
Bear Stearns ALT-A Trust, Series 2005-1,
Class M1
(LIBOR USD 1-Month plus 0.75%)
0.90%	01/25/35	[3]	11,590,773	11,467,884
Bear Stearns ALT-A Trust, Series 2005-2,
Class 2A4
3.54%	04/25/35	[4]	1,651,641	1,636,119

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed
(continued)
Bear Stearns ALT-A Trust, Series 2005-8,
Class 11A1
(LIBOR USD 1-Month plus 0.54%)
0.69%	10/25/35	[3]	$8,103,126	$7,344,450
Bear Stearns ARM Trust, Series 2005-9,
Class A1
(US Treasury Yield Curve Rate T Note
Constant Maturity 1 Year plus 2.30%)
2.41%	10/25/35	[3]	1,762,132	1,773,059
Bear Stearns Asset-Backed Securities I
Trust, Series 2005-AC6, Class 1A3
5.50%	09/25/35	[4]	471,386	483,043
Bear Stearns Asset-Backed Securities I
Trust, Series 2006-AC2, Class 21A3
6.00%	03/25/36		50,655	53,363
Bear Stearns Mortgage Funding Trust,
Series 2007-AR4, Class 1A1
(LIBOR USD 1-Month plus 0.20%)
0.35%	09/25/47	[3]	7,236,081	6,744,995
Bear Stearns Mortgage Funding Trust,
Series 2007-AR4, Class 2A1
(LIBOR USD 1-Month plus 0.21%)
0.36%	06/25/37	[3]	5,752,768	5,277,404
Carrington Mortgage Loan Trust,
Series 2005-OPT2, Class M4
(LIBOR USD 1-Month plus 0.98%)
1.12%	05/25/35	[3]	2,583,339	2,527,156
Carrington Mortgage Loan Trust,
Series 2006-OPT1, Class M1
(LIBOR USD 1-Month plus 0.35%)
0.50%	02/25/36	[3]	3,620,000	3,557,339
Chase Mortgage Finance Trust,
Series 2007-A1, Class 8A1
3.39%	02/25/37	[4]	835,492	840,434
CIM Trust, Series 2016-3, Class A1
(LIBOR USD 1-Month plus 2.50%)
2.66%	02/25/56	[1,3]	8,295,058	8,306,218
CIM Trust, Series 2017-6, Class A1
3.02%	06/25/57	[1,4]	11,563,128	11,791,777
CIM Trust, Series 2017-8, Class A1
3.00%	12/25/65	[1,4]	9,894,779	9,923,579
CIM Trust, Series 2018-R4, Class A1
4.07%	12/26/57	[1,4]	10,179,530	10,550,205
CIM Trust, Series 2018-R5, Class A1
3.75%	07/25/58	[1,4]	9,605,276	9,321,383
CIM Trust, Series 2019-R3, Class A
2.63%	06/25/58	[1,4]	12,756,149	12,575,044
CIM Trust, Series 2020-R1, Class A1
2.85%	10/27/59	[1,4]	16,233,181	14,167,341

See accompanying Notes to Financial Statements.

207 / Semi-Annual Report September 2020

Unconstrained Bond Fund

Schedule of Portfolio Investments

September 30, 2020 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
CIM Trust, Series 2020-R3, Class A1A
4.00%	01/26/60	[1,4]	$12,712,735	$12,759,130
Citigroup Mortgage Loan Trust, Inc.,
Series 2005-9, Class 1A1
(LIBOR USD 1-Month plus 0.26%)
0.41%	11/25/35	[3]	56,746	47,023
Citigroup Mortgage Loan Trust, Inc.,
Series 2006-AR3, Class 1A2A
3.93%	06/25/36	[4]	195,197	183,490
Citigroup Mortgage Loan Trust, Inc.,
Series 2006-HE2, Class A2D
(LIBOR USD 1-Month plus 0.24%)
0.39%	08/25/36	[3]	104,557	103,260
Citigroup Mortgage Loan Trust, Inc.,
Series 2006-WFH2, Class M1
(LIBOR USD 1-Month plus 0.27%)
0.42%	08/25/36	[3]	8,218,833	8,209,267
Citigroup Mortgage Loan Trust, Inc.,
Series 2006-WFH3, Class M1
(LIBOR USD 1-Month plus 0.29%)
0.44%	10/25/36	[3]	1,049,329	1,049,769
Conseco Finance Corp., Series 1998-6,
Class A8
6.66%	06/01/30	[4]	7,573	7,696
Countrywide Asset-Backed Certificates Trust,
Series 2004-15, Class MV4
(LIBOR USD 1-Month plus 1.28%)
1.42%	04/25/35	[3]	768,090	770,163
Countrywide Home Loan Mortgage
Pass-Through Trust, Series 2005-3,
Class 1A2
(LIBOR USD 1-Month plus 0.58%)
0.73%	04/25/35	[3]	4,030,858	3,758,567
Countrywide Home Loan Mortgage
Pass-Through Trust, Series 2005-9,
Class 1A1
(LIBOR USD 1-Month plus 0.60%)
0.75%	05/25/35	[3]	92,017	76,086
Credit Suisse First Boston Mortgage
Securities Corp., Series 2003-AR26,
Class 3A1
4.01%	11/25/33	[4]	637,693	639,045
Credit Suisse First Boston Mortgage
Securities Corp., Series 2005-11,
Class 1A1
6.50%	12/25/35		652,511	488,194
Credit Suisse First Boston Mortgage-Backed
Pass-Through Certificates, Series 2004-AR5,
Class 9A1
2.46%	06/25/34	[4]	69,657	68,507

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Credit Suisse Mortgage Capital Trust,
Series 2006-8, Class 3A1
6.00%	10/25/21		$43,790	$35,288
Credit Suisse Mortgage Capital Trust,
Series 2019-RPL2, Class A1A
4.34%	11/25/58	[1]	12,850,923	12,715,950
Credit Suisse Mortgage Capital Trust,
Series 2020-RPL2, Class A12
3.51%	02/25/60	[1]	13,894,008	14,047,893
Credit-Based Asset Servicing and
Securitization LLC, Mortgage Loan Trust,
Series 2007-CB2, Class A2B
(STEP-reset date 11/25/20)
3.85%	02/25/37		5,566,606	4,642,523
Credit-Based Asset Servicing and
Securitization LLC, Mortgage Loan Trust,
Series 2007-CB2, Class A2C
(STEP-reset date 11/25/20)
3.85%	02/25/37		1,332,321	1,111,024
Credit-Based Asset Servicing and
Securitization LLC, Mortgage Loan Trust,
Series 2007-CB3, Class A3
(STEP-reset date 11/25/20)
3.56%	03/25/37		6,350,574	3,380,945
Credit-Based Asset Servicing and
Securitization LLC, Series 2006-CB2,
Class AF3 (STEP-reset date 11/25/20)
3.20%	12/25/36		796,908	648,396
Credit-Based Asset Servicing and
Securitization LLC, Series 2006-CB9,
Class A2
(LIBOR USD 1-Month plus 0.11%)
0.26%	11/25/36	[3]	8,984,634	5,530,317
Credit-Based Asset Servicing and
Securitization LLC, Series 2007-CB1,
Class AF2 (STEP-reset date 11/25/20)
3.37%	01/25/37		2,850,449	1,261,144
Credit-Based Asset Servicing and
Securitization LLC, Series 2007-CB4,
Class A1A
(LIBOR USD 1-Month plus 0.09%)
0.24%	04/25/37	[3]	2,619,895	2,554,272
Credit-Based Asset Servicing and
Securitization LLC, Series 2007-CB5,
Class A1
(LIBOR USD 1-Month plus 0.06%)
0.21%	04/25/37	[3]	1,681,460	1,231,226
DSLA Mortgage Loan Trust,
Series 2004-AR4, Class 2A1A
(LIBOR USD 1-Month plus 0.36%)
0.52%	01/19/45	[3]	864,975	750,661

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2020 / 208

Unconstrained Bond Fund

Schedule of Portfolio Investments

September 30, 2020 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
DSLA Mortgage Loan Trust,
Series 2005-AR6, Class 2A1A
(LIBOR USD 1-Month plus 0.29%)
0.45%	10/19/45	[3]	$4,572,124	$4,353,129
DSLA Mortgage Loan Trust,
Series 2006-AR2, Class 2A1A
(LIBOR USD 1-Month plus 0.20%)
0.36%	10/19/36	[3]	6,900,668	6,025,015
DSLA Mortgage Loan Trust,
Series 2007-AR1, Class 2A1A
(LIBOR USD 1-Month plus 0.14%)
0.30%	03/19/37	[3]	1,821,726	1,640,234
First Franklin Mortgage Loan Trust,
Series 2006-FF13, Class A2C
(LIBOR USD 1-Month plus 0.16%)
0.31%	10/25/36	[3]	17,534,477	14,121,554
First Franklin Mortgage Loan Trust,
Series 2006-FF18, Class A2D
(LIBOR USD 1-Month plus 0.21%)
0.36%	12/25/37	[3]	1,063,635	984,734
First Franklin Mortgage Loan Trust,
Series 2006-FF4, Class A3
(LIBOR USD 1-Month plus 0.28%)
0.74%	03/25/36	[3]	12,156,764	11,681,851
First Franklin Mortgage Loan Trust,
Series 2006-FF9, Class 2A4
(LIBOR USD 1-Month plus 0.25%)
0.40%	06/25/36	[3]	8,650,000	6,531,708
First Franklin Mortgage Loan Trust,
Series 2007-1, Class A2C
(LIBOR USD 1-Month plus 0.25%)
0.40%	04/25/37	[3]	21,343,651	12,453,359
First Franklin Mortgage Loan Trust,
Series 2007-FF1, Class A2D
(LIBOR USD 1-Month plus 0.22%)
0.37%	01/25/38	[3]	5,130,633	3,650,646
First Franklin Mortgage Loan Trust,
Series 2007-FF2, Class A2B
(LIBOR USD 1-Month plus 0.10%)
0.25%	03/25/37	[3]	667,205	421,957
First Horizon Alternative Mortgage Securities
Trust, Series 2004-AA3, Class A1
2.47%	09/25/34	[4]	326,905	319,091
First Horizon Alternative Mortgage Securities
Trust, Series 2004-AA3, Class A3
2.47%	09/25/34	[4]	502,677	490,662
First Horizon Alternative Mortgage Securities
Trust, Series 2005-AA10, Class 1A1
3.26%	12/25/35	[4]	1,336,363	1,248,363

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
First Horizon Alternative Mortgage Securities
Trust, Series 2005-AA12, Class 2A1
2.75%	02/25/36	[4]	$1,870,018	$1,552,517
First Horizon Alternative Mortgage Securities
Trust, Series 2005-AA2, Class 2A1
2.65%	04/25/35	[4]	2,354,693	2,418,229
First Horizon Alternative Mortgage Securities
Trust, Series 2005-AA3, Class 3A1
3.24%	05/25/35	[4]	2,063,651	1,999,744
First Horizon Alternative Mortgage Securities
Trust, Series 2005-AA7, Class 2A1
2.55%	09/25/35	[4]	2,584,623	2,464,710
First Horizon Alternative Mortgage Securities
Trust, Series 2005-AA8, Class 2A1
2.45%	10/25/35	[4]	2,613,392	2,012,750
First Horizon Alternative Mortgage Securities
Trust, Series 2005-AA9, Class 2A1
3.26%	11/25/35	[4]	1,731,071	1,579,982
First Horizon Alternative Mortgage Securities
Trust, Series 2006-AA1, Class 1A1
2.54%	03/25/36	[4]	2,165,617	1,808,537
First Horizon Alternative Mortgage Securities
Trust, Series 2006-AA7, Class A1
3.22%	01/25/37	[4]	3,270,635	2,920,803
First Horizon Mortgage Pass-Through Trust,
Series 2005-AR4, Class 1A1
2.76%	09/25/35	[4]	2,947,226	2,584,208
First Horizon Mortgage Pass-Through Trust,
Series 2005-AR4, Class 2A1
3.10%	10/25/35	[4]	92,890	90,777
First Horizon Mortgage Pass-Through Trust,
Series 2005-AR5, Class 2A1
4.34%	11/25/35	[4]	1,018,399	898,591
First Horizon Mortgage Pass-Through Trust,
Series 2007-AR2, Class 1A2
3.80%	08/25/37	[4]	91,982	61,750
GMACM Mortgage Corp. Loan Trust,
Series 2005-AR5, Class 2A1
3.15%	09/19/35	[4]	1,599,631	1,273,449
GMACM Mortgage Corp. Loan Trust,
Series 2005-AR5, Class 3A1
3.61%	09/19/35	[4]	1,849,212	1,714,080
GMACM Mortgage Corp. Loan Trust,
Series 2006-AR1, Class 1A1
3.69%	04/19/36	[4]	3,937,886	3,432,867
GreenPoint Mortgage Funding Trust,
Series 2007-AR1, Class 2A1A
(LIBOR USD 1-Month plus 0.20%)
0.35%	03/25/47	[3]	14,312,803	12,930,575
GSAMP Trust, Series 2005-HE5, Class M2
(LIBOR USD 1-Month plus 0.43%)
0.58%	11/25/35	[3]	2,761,241	2,760,542

See accompanying Notes to Financial Statements.

209 / Semi-Annual Report September 2020

Unconstrained Bond Fund

Schedule of Portfolio Investments

September 30, 2020 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
GSAMP Trust, Series 2007-FM2, Class A1
(LIBOR USD 1-Month plus 0.14%)
0.29%	01/25/37	[3]	$22,489,978	$16,459,655
GSR Mortgage Loan Trust,
Series 2005-7F, Class 3A3 (IO)
(-1.00 X LIBOR USD 1-Month plus 5.50%, 5.50% Cap)
5.35%	09/25/35	[3,6,7]	18,212	904
GSR Mortgage Loan Trust,
Series 2005-AR4, Class 5A1
3.46%	07/25/35	[4]	883,061	805,192
GSR Mortgage Loan Trust,
Series 2006-AR2, Class 2A1
3.50%	04/25/36	[4]	229,770	196,764
GSR Mortgage Loan Trust,
Series 2007-AR2, Class 5A1A
3.51%	05/25/37	[4]	908,323	812,590
HarborView Mortgage Loan Trust,
Series 2005-10, Class 2A1A
(LIBOR USD 1-Month plus 0.31%)
0.47%	11/19/35	[3]	2,909,043	2,645,284
HarborView Mortgage Loan Trust,
Series 2006-7, Class 1A
(LIBOR USD 1-Month plus 0.21%)
0.37%	09/19/46	[3]	12,467,766	11,570,794
HarborView Mortgage Loan Trust,
Series 2007-6, Class 1A1A
(LIBOR USD 1-Month plus 0.20%)
0.36%	08/19/37	[3]	14,101,798	12,444,734
Home Equity Mortgage Loan Asset-Backed
Trust, Series 2005-D, Class AII4
(LIBOR USD 1-Month plus 0.35%)
0.50%	03/25/36	[3]	5,810,272	5,677,287
HSI Asset Securitization Corp. Trust,
Series 2005-OPT1, Class M1
(LIBOR USD 1-Month plus 0.63%)
0.78%	11/25/35	[3]	4,338,810	4,307,708
HSI Asset Securitization Corp. Trust,
Series 2006-HE2, Class 1A
(LIBOR USD 1-Month plus 0.13%)
0.28%	12/25/36	[3]	31,861,680	16,909,580
Impac CMB Trust, Series 2005-2,
Class 1A1
(LIBOR USD 1-Month plus 0.52%)
0.67%	04/25/35	[3]	3,680,055	3,567,089
IndyMac Index Mortgage Loan Trust,
Series 2005-AR14, Class 1A1A
(LIBOR USD 1-Month plus 0.28%)
0.43%	07/25/35	[3]	12,245,976	9,546,107
IndyMac Index Mortgage Loan Trust,
Series 2005-AR19, Class A1
3.04%	10/25/35	[4]	2,366,558	2,063,809

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
IndyMac Index Mortgage Loan Trust,
Series 2006-AR27, Class 1A3
(LIBOR USD 1-Month plus 0.27%)
0.42%	10/25/36	[3]	$6,687,423	$3,874,335
IndyMac Index Mortgage Loan Trust,
Series 2006-AR7, Class 3A1
3.35%	05/25/36	[4]	390,038	346,174
IndyMac Index Mortgage Loan Trust,
Series 2006-AR9, Class 3A3
3.32%	06/25/36	[4]	3,507,164	3,588,780
IndyMac Manufactured Housing Contract
Pass-Through Certificates, Series 1998-1,
Class A4
6.49%	09/25/28		42,906	43,604
JPMorgan Mortgage Acquisition Trust,
Series 2006-ACC1, Class M1
(LIBOR USD 1-Month plus 0.27%)
0.42%	05/25/36	[3]	5,123,025	5,113,983
JPMorgan Mortgage Acquisition Trust,
Series 2006-CH1, Class M2
(LIBOR USD 1-Month plus 0.29%)
0.44%	07/25/36	[3]	12,400,000	12,171,562
JPMorgan Mortgage Acquisition Trust,
Series 2006-WMC4 A4, Class A4
(LIBOR USD 1-Month plus 0.15%)
0.30%	12/25/36	[3]	10,982,816	7,195,938
JPMorgan Mortgage Acquisition Trust,
Series 2007-CH1, Class MV3
(LIBOR USD 1-Month plus 0.32%)
0.47%	11/25/36	[3]	14,417,000	14,291,786
JPMorgan Mortgage Trust, Series 2005-A6,
Class 7A1
3.09%	08/25/35	[4]	31,222	28,508
JPMorgan Mortgage Trust, Series 2006-A3,
Class 2A1
3.67%	05/25/36	[4]	28,832	25,041
JPMorgan Mortgage Trust, Series 2006-S2,
Class 2A2
5.88%	06/25/21		98,777	90,591
JPMorgan Mortgage Trust, Series 2007-S1,
Class 1A2
5.50%	03/25/22		25,260	23,730
Legacy Mortgage Asset Trust,
Series 2017-RPL1, Class A
(LIBOR USD 1-Month plus 1.75%)
1.89%	01/28/70	[1,3]	10,436,765	10,353,856
Legacy Mortgage Asset Trust,
Series 2019-GS4, Class A1
(STEP-reset date 10/26/20)
3.44%	05/25/59	[1]	13,197,784	12,840,109

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2020 / 210

Unconstrained Bond Fund

Schedule of Portfolio Investments

September 30, 2020 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Legacy Mortgage Asset Trust,
Series 2020-GS2, Class A1
(STEP-reset date 10/26/20)
2.75%	03/25/60	[1]	$16,762,223	$16,836,946
Lehman XS Trust, Series 2005-4,
Class 1A3
(LIBOR USD 1-Month plus 0.80%)
0.95%	10/25/35	[3]	57,021	56,984
Lehman XS Trust, Series 2005-5N,
Class 3A1A
(LIBOR USD 1-Month plus 0.30%)
0.45%	11/25/35	[3]	3,357,537	3,293,963
Lehman XS Trust, Series 2006-GP2,
Class 1A5A
(LIBOR USD 1-Month plus 0.21%)
0.36%	06/25/46	[3]	6,278,940	5,954,694
Lehman XS Trust, Series 2007-18N,
Class 1A1
(LIBOR USD 1-Month plus 0.85%)
1.00%	10/25/37	[3]	6,384,707	5,860,186
MASTR Adjustable Rate Mortgages Trust,
Series 2003-7, Class 3A1
3.46%	11/25/33	[4]	213,854	212,516
MASTR Adjustable Rate Mortgages Trust,
Series 2004-15, Class 8A1
4.25%	10/25/34	[4]	383,944	389,387
MASTR Adjustable Rate Mortgages Trust,
Series 2004-3, Class 3A3
3.16%	04/25/34	[4]	47,013	47,453
MASTR Adjustable Rate Mortgages Trust,
Series 2007-2, Class A1
(LIBOR USD 1-Month plus 0.15%)
0.30%	03/25/47	[3]	4,158,610	3,888,727
MASTR Asset-Backed Securities Trust,
Series 2007-HE1, Class A4
(LIBOR USD 1-Month plus 0.28%)
0.43%	05/25/37	[3]	3,150,000	2,419,049
Merrill Lynch Alternative Note Asset Trust,
Series 2007-A3, Class A2D
(LIBOR USD 1-Month plus 0.33%)
0.48%	04/25/37	[3,6,7]	883,581	78,009
Merrill Lynch First Franklin Mortgage Loan
Trust, Series 2007-4, Class 2A4
(LIBOR USD 1-Month plus 0.25%)
0.40%	07/25/37	[3]	1,125,365	724,527
Merrill Lynch Mortgage Investors Trust,
Series 2003-A6, Class 2A
3.49%	10/25/33	[4]	152,691	153,061

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Merrill Lynch Mortgage-Backed Securities
Trust, Series 2007-2, Class 1A1
(US Treasury Yield Curve Rate T Note
Constant Maturity 1 Year plus 2.40%)
2.52%	08/25/36	[3]	$1,253,687	$1,185,490
Mid-State Capital Corp., Series 2004-1,
Class B
8.90%	08/15/37		45,162	51,304
Morgan Stanley Capital I Trust,
Series 2006-NC2, Class A2D
(LIBOR USD 1-Month plus 0.29%)
0.44%	02/25/36	[3]	2,325,838	2,266,279
Morgan Stanley Home Equity Loan Trust,
Series 2006-3, Class A4
(LIBOR USD 1-Month plus 0.26%)
0.41%	04/25/36	[3]	16,142,734	13,365,014
Morgan Stanley Mortgage Loan Trust,
Series 2004-7AR, Class 2A4
2.52%	09/25/34	[4]	313,459	310,572
Morgan Stanley Mortgage Loan Trust,
Series 2006-2, Class 1A
5.25%	02/25/21		100,428	96,875
Morgan Stanley Resecuritization Trust,
Series 2014-R9, Class 3A
(Federal Reserve US 12-Month Cumulative
Average plus 0.84%)
2.01%	11/26/46	[1,3]	1,375,719	1,349,666
MortgageIT Trust, Series 2005-2, Class 2A
(LIBOR USD 1-Month plus 1.65%)
1.81%	05/25/35	[3]	1,651,783	1,723,892
New Century Home Equity Loan Trust,
Series 2005-D, Class A2D
(LIBOR USD 1-Month plus 0.33%)
0.48%	02/25/36	[3]	1,985,926	1,866,535
New York Mortgage Trust, Series 2005-3,
Class A1
(LIBOR USD 1-Month plus 0.48%)
0.63%	02/25/36	[3]	480,889	471,234
Nomura Asset Acceptance Corp.,
Series 2005-AR4, Class 4A1
3.67%	08/25/35	[4]	2,742,915	2,744,068
Nomura Resecuritization Trust,
Series 2011-2RA, Class 1A2
2.67%	12/26/46	[1,4]	1,152,290	1,160,983
Nomura Resecuritization Trust,
Series 2016-2R, Class 1A1
0.33%	09/26/36	[1,4]	3,712,304	3,634,709
NRPL, Series 2019-3A, Class A1
(STEP-reset date 11/25/20)
3.00%	07/25/59	[1]	13,863,422	13,724,944

See accompanying Notes to Financial Statements.

211 / Semi-Annual Report September 2020

Unconstrained Bond Fund

Schedule of Portfolio Investments

September 30, 2020 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Oakwood Mortgage Investors, Inc.,
Series 2000-A, Class A5
8.16%	09/15/29	[4]	$10,544,850	$4,978,557
Opteum Mortgage Acceptance Corp.
Asset-Backed Pass-Through Certificates,
Series 2005-3, Class M2
(LIBOR USD 1-Month plus 0.48%)
0.63%	07/25/35	[3]	11,301,000	11,083,326
Option One Mortgage Loan Trust,
Series 2007-4, Class 2A2
(LIBOR USD 1-Month plus 0.18%)
0.33%	04/25/37	[3]	16,013,877	11,173,483
Option One Mortgage Loan Trust,
Series 2007-5, Class 2A2
(LIBOR USD 1-Month plus 0.17%)
0.32%	05/25/37	[3]	10,754,837	7,284,574
Ownit Mortgage Loan Trust,
Series 2006-2, Class A1
(LIBOR USD 1-Month plus 0.21%)
0.36%	01/25/37	[3]	8,175,987	7,562,091
Popular ABS Mortgage Pass-Through Trust,
Series 2007-A, Class A3
(LIBOR USD 1-Month plus 0.31%)
0.46%	06/25/47	[3]	5,152,000	4,652,081
RAAC Trust,
Series 2005-SP1, Class 4A1
7.00%	09/25/34		93,948	96,956
Residential Accredit Loans Trust,
Series 2005-QA13, Class 2A1
4.37%	12/25/35	[4]	1,918,228	1,728,044
Residential Accredit Loans Trust,
Series 2005-QA4, Class A41
3.75%	04/25/35	[4]	29,424	26,016
Residential Accredit Loans Trust,
Series 2005-QA7, Class A21
3.65%	07/25/35	[4]	861,240	808,253
Residential Accredit Loans Trust,
Series 2005-QA8, Class CB21
3.83%	07/25/35	[4]	763,685	570,288
Residential Accredit Loans Trust,
Series 2006-QS13, Class 2A1
5.75%	09/25/21		27,811	29,828
Residential Accredit Loans Trust,
Series 2006-QS16, Class A6
6.00%	11/25/36		585,103	563,683
Residential Accredit Loans Trust,
Series 2007-QS1, Class 2AV (IO)
0.18%	01/25/37	[4,6,7]	2,408,181	15,692
Residential Asset Securitization Trust,
Series 2005-KS9, Class M4
(LIBOR USD 1-Month plus 0.60%)
0.75%	10/25/35	[3]	5,228,215	5,210,737

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Residential Asset Securitization Trust,
Series 2006-A9CB, Class A9
6.00%	09/25/36		$5,389,962	$2,922,119
Residential Funding Mortgage Securities
Trust, Series 2007-SA2, Class 1A
4.13%	04/25/37	[4]	272,105	174,520
Saxon Asset Securities Trust, Series 2005-4,
Class M1
(LIBOR USD 1-Month plus 0.44%)
0.59%	11/25/37	[3]	4,368,903	4,382,481
Saxon Asset Securities Trust, Series 2007-2,
Class A2C
(LIBOR USD 1-Month plus 0.24%)
0.39%	05/25/47	[3]	17,204,747	13,786,869
Securitized Asset-Backed Receivables LLC
Trust, Series 2006-CB1, Class AF4
(STEP-reset date 11/25/20)
3.20%	01/25/36		4,641,639	4,306,346
Securitized Asset-Backed Receivables LLC
Trust, Series 2007-BR2, Class A2
(LIBOR USD 1-Month plus 0.23%)
0.38%	02/25/37	[3]	1,219,738	694,931
Securitized Asset-Backed Receivables LLC
Trust, Series 2007-BR4, Class A2B
(LIBOR USD 1-Month plus 0.20%)
0.35%	05/25/37	[3]	2,474,002	1,707,728
Securitized Asset-Backed Receivables LLC
Trust, Series 2007-NC1, Class A2B
(LIBOR USD 1-Month plus 0.15%)
0.30%	12/25/36	[3]	7,007,134	4,847,891
Soundview Home Loan Trust,
Series 2006-WF2, Class M1
(LIBOR USD 1-Month plus 0.22%)
0.37%	12/25/36	[3]	8,865,595	8,854,210
Soundview Home Loan Trust,
Series 2007-WMC1, Class 3A3
(LIBOR USD 1-Month plus 0.26%)
0.41%	02/25/37	[3]	1,090,349	431,417
Stanwich Mortgage Loan Co.,
Series 2019-RPL1, Class A
(STEP-reset date 10/16/20)
3.72%	03/15/49	[1]	13,327,463	12,765,187
Structured Adjustable Rate Mortgage Loan
Trust, Series 2004-12, Class 2A
2.88%	09/25/34	[4]	855,506	844,543
Structured Adjustable Rate Mortgage Loan
Trust, Series 2004-2, Class 4A2
2.91%	03/25/34	[4]	1,380,334	1,369,117
Structured Adjustable Rate Mortgage Loan
Trust, Series 2005-12, Class 3A1
3.28%	06/25/35	[4]	1,201,196	1,177,930

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2020 / 212

Unconstrained Bond Fund

Schedule of Portfolio Investments

September 30, 2020 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Structured Adjustable Rate Mortgage Loan
Trust, Series 2005-21, Class 2A
3.24%	11/25/35	[4]	$1,105,544	$953,521
Structured Adjustable Rate Mortgage Loan
Trust, Series 2005-7, Class 1A3
3.42%	04/25/35	[4]	3,054,416	2,987,413
Structured Adjustable Rate Mortgage Loan
Trust, Series 2006-11, Class 1A1
(LIBOR USD 1-Month plus 0.16%)
0.31%	12/25/36	[3]	1,820,037	1,714,968
Structured Asset Investment Loan Trust,
Series 2004-6, Class A3
(LIBOR USD 1-Month plus 0.80%)
0.95%	07/25/34	[3]	12,813,666	11,833,419
Structured Asset Mortgage Investments II
Trust, Series 2006-AR3, Class 22A1
3.12%	05/25/36	[4]	486,007	298,200
Structured Asset Mortgage Investments II
Trust, Series 2006-AR5, Class 1A1
(LIBOR USD 1-Month plus 0.21%)
0.36%	05/25/36	[3]	348,569	321,541
Structured Asset Mortgage Investments II
Trust, Series 2006-AR7, Class A1BG
(LIBOR USD 1-Month plus 0.12%)
0.27%	08/25/36	[3]	12,726,563	11,634,588
Structured Asset Mortgage Investments II
Trust, Series 2007-AR6, Class A1
(Federal Reserve US 12-Month Cumulative
Average plus 1.50%)
2.52%	08/25/47	[3]	12,802,524	12,066,964
Structured Asset Securities Corp. Mortgage
Loan Trust, Series 2005-2XS, Class 2A2
(LIBOR USD 1-Month plus 1.50%)
1.66%	02/25/35	[3]	121,238	121,161
Structured Asset Securities Corp. Mortgage
Loan Trust, Series 2005-4XS, Class 2A1A
(LIBOR USD 1-Month plus 1.75%)
1.91%	03/25/35	[3]	1,481,833	1,451,131
Structured Asset Securities Corp. Mortgage
Pass-Through Certificates,
Series 2003-34A, Class 3A3
3.35%	11/25/33	[4]	45,936	45,718
Suntrust Adjustable Rate Mortgage Loan
Trust, Series 2007-4, Class 3A1
3.04%	10/25/37	[4]	1,718,526	1,595,752
Suntrust Adjustable Rate Mortgage Loan
Trust, Series 2007-S1, Class 2A1
3.66%	01/25/37	[4]	553,217	553,267
Suntrust Adjustable Rate Mortgage Loan
Trust, Series 2007-S1, Class 5A1
3.70%	01/25/37	[4]	268,108	268,246

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
WaMu Asset-Backed Certificates,
Series 2007-HE1, Class 2A2
(LIBOR USD 1-Month plus 0.11%)
0.26%	01/25/37	[3]	$6,557,223	$4,191,082
WaMu Asset-Backed Certificates,
Series 2007-HE2, Class 2A2
(LIBOR USD 1-Month plus 0.22%)
0.37%	02/25/37	[3]	28,734,019	13,452,480
WaMu Mortgage Pass-Through Certificates,
Series 2004-AR13, Class A1A
(LIBOR USD 1-Month plus 0.72%)
0.87%	11/25/34	[3]	172,347	166,136
WaMu Mortgage Pass-Through Certificates,
Series 2004-AR14, Class A1
3.82%	01/25/35	[4]	555,189	560,560
WaMu Mortgage Pass-Through Certificates,
Series 2004-AR6, Class A
(LIBOR USD 1-Month plus 0.42%)
0.57%	05/25/44	[3]	64,773	64,584
WaMu Mortgage Pass-Through Certificates,
Series 2005-AR12, Class 1A6
2.95%	10/25/35	[4]	1,327,578	1,328,740
WaMu Mortgage Pass-Through Certificates,
Series 2005-AR14, Class 2A1
3.52%	12/25/35	[4]	30,141	29,080
WaMu Mortgage Pass-Through Certificates,
Series 2005-AR16, Class 1A3
3.72%	12/25/35	[4]	1,504,819	1,477,148
WaMu Mortgage Pass-Through Certificates,
Series 2005-AR2, Class 2A21
(LIBOR USD 1-Month plus 0.33%)
0.48%	01/25/45	[3]	770,615	741,570
WaMu Mortgage Pass-Through Certificates,
Series 2005-AR9, Class A1A
(LIBOR USD 1-Month plus 0.64%)
0.79%	07/25/45	[3]	763,392	742,895
WaMu Mortgage Pass-Through Certificates,
Series 2006-AR3, Class A1A
(Federal Reserve US 12-Month Cumulative
Average plus 1.00%)
2.02%	02/25/46	[3]	5,348,777	5,157,315
WaMu Mortgage Pass-Through Certificates,
Series 2006-AR4, Class 1A1A
(Federal Reserve US 12-Month Cumulative
Average plus 0.94%)
2.11%	05/25/46	[3]	2,260,710	2,189,112
WaMu Mortgage Pass-Through Certificates,
Series 2006-AR7, Class 2A
(Federal Reserve US 12-Month Cumulative
Average plus 0.98%)
2.00%	07/25/46	[3]	4,412,836	4,034,358

See accompanying Notes to Financial Statements.

213 / Semi-Annual Report September 2020

Unconstrained Bond Fund

Schedule of Portfolio Investments

September 30, 2020 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
WaMu Mortgage Pass-Through Certificates,
Series 2007-HY3, Class 1A1
3.23%	03/25/37	[4]	$2,263,354	$2,070,706
WaMu Mortgage Pass-Through Certificates,
Series 2007-OA5, Class 1A
(Federal Reserve US 12-Month Cumulative
Average plus 0.75%)
1.77%	06/25/47	[3]	1,802,139	1,665,500
Wells Fargo Alternative Loan Trust,
Series 2007-PA5, Class 1A1
6.25%	11/25/37		2,347,755	2,315,971
Wells Fargo Home Equity Asset-Backed
Securities Trust, Series 2007-1, Class A3
(LIBOR USD 1-Month plus 0.32%)
0.47%	03/25/37	[3]	4,690,000	4,170,448
Wells Fargo Mortgage-Backed Securities
Trust, Series 2006-AR14, Class 2A1
2.94%	10/25/36	[4]	578,921	544,186
Wells Fargo Mortgage-Backed Securities
Trust, Series 2006-AR4, Class 1A1
4.01%	04/25/36	[4]	142,435	139,121

				863,276,445

U.S. Agency Commercial Mortgage-Backed — 4.19%
Fannie Mae-Aces, Series 2011-M5,
Class X (IO)
1.17%	07/25/21	[4]	30,417,215	184,935
Fannie Mae-Aces, Series 2012-M4,
Class X1 (IO)
0.53%	04/25/22	[4]	28,195,093	84,729
Fannie Mae-Aces, Series 2016-M11,
Class X2 (IO)
2.82%	07/25/39	[4]	35,242,925	1,422,263
Fannie Mae-Aces, Series 2016-M2,
Class X3 (IO)
2.06%	04/25/36	[4]	62,282,117	956,248
Fannie Mae-Aces, Series 2016-M4,
Class X2 (IO)
2.70%	01/25/39	[4]	47,020,297	3,195,340
Fannie Mae-Aces, Series 2019-M29,
Class X4 (IO)
0.70%	03/25/29	[4]	117,375,779	5,318,854
Freddie Mac Multifamily PC REMIC Trust,
Series 2019-P002, Class X (IO)
1.14%	07/25/33	[4]	14,520,699	1,613,316
Freddie Mac Multifamily Structured
Pass-Through Certificates, Series K011,
Class X3 (IO)
2.69%	12/25/43	[4]	50,337,359	209,041

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Commercial Mortgage-Backed (continued)
Freddie Mac Multifamily Structured
Pass-Through Certificates, Series K015,
Class X3 (IO)
2.90%	08/25/39	[4]	$32,027,257	$714,267
Freddie Mac Multifamily Structured
Pass-Through Certificates, Series K021,
Class X3 (IO)
2.03%	07/25/40	[4]	26,660,903	869,581
Freddie Mac Multifamily Structured
Pass-Through Certificates, Series K022,
Class X3 (IO)
1.87%	08/25/40	[4]	37,280,187	1,167,409
Freddie Mac Multifamily Structured
Pass-Through Certificates, Series K031,
Class X1 (IO)
0.32%	04/25/23	[4]	372,515,633	1,890,237
Freddie Mac Multifamily Structured
Pass-Through Certificates, Series K043,
Class X3 (IO)
1.69%	02/25/43	[4]	58,000,000	3,593,164
Freddie Mac Multifamily Structured
Pass-Through Certificates, Series K051,
Class X3 (IO)
1.67%	10/25/43	[4]	44,865,280	3,238,919
Freddie Mac Multifamily Structured
Pass-Through Certificates, Series K054,
Class X1 (IO)
1.31%	01/25/26	[4]	54,349,344	2,933,234
Freddie Mac Multifamily Structured
Pass-Through Certificates, Series K055,
Class X3 (IO)
1.70%	04/25/44	[4]	32,000,000	2,542,978
Freddie Mac Multifamily Structured
Pass-Through Certificates, Series K056,
Class X1 (IO)
1.40%	05/25/26	[4]	60,503,021	3,613,410
Freddie Mac Multifamily Structured
Pass-Through Certificates, Series K057,
Class X1 (IO)
1.32%	07/25/26	[4]	124,891,125	7,302,546
Freddie Mac Multifamily Structured
Pass-Through Certificates, Series K719,
Class X1 (IO)
0.82%	06/25/22	[4]	29,202,117	19,779
Freddie Mac Multifamily Structured
Pass-Through Certificates, Series K726,
Class X1 (IO)
1.02%	04/25/24	[4]	143,605,696	3,511,719
Freddie Mac Multifamily Structured
Pass-Through Certificates, Series KC01,
Class X1 (IO)
0.81%	12/25/22	[4]	91,032,080	443,727

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2020 / 214

Unconstrained Bond Fund

Schedule of Portfolio Investments

September 30, 2020 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Commercial Mortgage-Backed (continued)
Freddie Mac Multifamily Structured
Pass-Through Certificates, Series KC05,
Class X1 (IO)
1.20%	06/25/27	[4]	$89,017,376	$5,254,909
Freddie Mac Multifamily Structured
Pass-Through Certificates, Series KC07,
Class X1 (IO)
0.85%	09/25/26	[4]	85,000,000	2,680,050
Freddie Mac Multifamily Structured
Pass-Through Certificates, Series KF75,
Class AL
(LIBOR USD 1-Month plus 0.51%)
0.65%	12/25/29	[3]	7,000,000	7,103,218
Freddie Mac Multifamily Structured
Pass-Through Certificates, Series KF80,
Class AL
(LIBOR USD 1-Month plus 0.44%)
0.60%	06/25/30	[3]	4,975,000	5,009,507
Freddie Mac Multifamily Structured
Pass-Through Certificates, Series KF84,
Class AL
(LIBOR USD 1-Month plus 0.30%)
0.46%	07/25/30	[3]	16,685,000	16,720,677
Freddie Mac Multifamily Structured
Pass-Through Certificates, Series KF85,
Class AL
(LIBOR USD 1-Month plus 0.30%)
0.46%	08/25/30	[3]	12,000,000	12,026,783
Freddie Mac Multifamily Structured
Pass-Through Certificates, Series KHG2,
Class X (IO)
0.41%	02/25/30	[4]	28,904,910	706,614
Freddie Mac Multifamily Structured
Pass-Through Certificates, Series KIR1,
Class X (IO)
1.20%	03/25/26	[4]	118,940,624	5,865,063
Freddie Mac Multifamily Structured
Pass-Through Certificates, Series KL05,
Class X1HG (IO)
1.37%	12/25/27	[4]	49,531,000	3,209,826
Freddie Mac Multifamily Structured
Pass-Through Certificates, Series KS05,
Class X (IO)
0.76%	01/25/23	[4]	157,352,829	2,359,191
Freddie Mac Multifamily Structured
Pass-Through Certificates, Series KS06,
Class X (IO)
1.20%	08/25/26	[4]	68,007,816	3,076,211
Freddie Mac Multifamily Structured
Pass-Through Certificates, Series KS07,
Class X (IO)
0.78%	09/25/25	[4]	104,500,000	2,975,329

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Commercial Mortgage-Backed (continued)
Freddie Mac Multifamily Structured
Pass-Through Certificates, Series KS11,
Class XFX (IO)
1.76%	06/25/29	[4]	$25,850,000	$2,792,084
Freddie Mac Multifamily Structured
Pass-Through Certificates, Series Q006,
Class APT1
2.67%	07/25/26	[4]	5,929,942	6,073,185
Freddie Mac Multifamily Structured
Pass-Through Certificates, Series Q006,
Class APT2
2.55%	09/25/26	[4]	12,248,999	12,464,966
Ginnie Mae, Series 2011-152, Class IO (IO)
0.19%	08/16/51	[4]	12,332,667	50,677
Ginnie Mae, Series 2012-112, Class IO (IO)
0.20%	02/16/53	[4]	52,407,337	533,334
Ginnie Mae, Series 2012-78, Class IO (IO)
0.46%	06/16/52	[4]	72,110,507	816,911
Ginnie Mae, Series 2014-103, Class IO (IO)
0.36%	05/16/55	[4]	30,400,842	513,595
Ginnie Mae, Series 2014-125, Class IO (IO)
0.92%	11/16/54	[4]	21,298,215	1,016,781
Ginnie Mae, Series 2016-22, Class IX (IO)
0.00%	06/16/38	[4]	1	—

				136,074,607

U.S. Agency Mortgage-Backed — 12.63%
Fannie Mae Pool AN7345
3.21%	11/01/37		16,144,119	18,731,329
Fannie Mae Pool AN8779
3.50%	05/01/33		3,500,000	4,160,022
Fannie Mae Pool BL2360
3.45%	05/01/34		12,065,000	14,211,220
Fannie Mae REMICS, Series 2006-11,
Class PS
(-3.67 X LIBOR USD 1-Month plus 24.57%, 24.57% Cap)
24.02%	03/25/36	[3]	17,970	30,256
Fannie Mae REMICS, Series 2006-8,
Class HJ (IO)
(-1.00 X LIBOR USD 1-Month plus 6.60%, 6.60% Cap)
6.45%	03/25/36	[3]	933,176	200,705
Fannie Mae REMICS, Series 2007-52,
Class LS (IO)
(-1.00 X LIBOR USD 1-Month plus 6.05%, 6.05% Cap)
5.90%	06/25/37	[3]	40,113	5,393
Fannie Mae REMICS, Series 2007-77,
Class SK (IO)
(-1.00 X LIBOR USD 1-Month plus 5.87%, 5.87% Cap)
5.72%	08/25/37	[3]	75,337	15,769

See accompanying Notes to Financial Statements.

215 / Semi-Annual Report September 2020

Unconstrained Bond Fund

Schedule of Portfolio Investments

September 30, 2020 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Fannie Mae REMICS, Series 2007-88,
Class JI (IO)
(-1.00 X LIBOR USD 1-Month plus 6.45%, 6.45% Cap)
6.30%	04/25/37	[3]	$964,757	$212,092
Fannie Mae REMICS, Series 2008-18,
Class SM (IO)
(-1.00 X LIBOR USD 1-Month plus 7.00%, 7.00% Cap)
6.85%	03/25/38	[3]	47,524	8,960
Fannie Mae REMICS, Series 2008-62,
Class SN (IO)
(-1.00 X LIBOR USD 1-Month plus 6.20%, 6.20% Cap)
6.05%	07/25/38	[3]	121,018	23,319
Fannie Mae REMICS, Series 2010-116,
Class SE (IO)
(-1.00 X LIBOR USD 1-Month plus 6.60%, 6.60% Cap)
6.45%	10/25/40	[3]	52,270	8,775
Fannie Mae REMICS, Series 2012-56,
Class FK
(LIBOR USD 1-Month plus 0.45%)
0.60%	06/25/42	[3]	4,452,108	4,481,334
Fannie Mae REMICS, Series 2013-5,
Class GF
(LIBOR USD 1-Month plus 1.10%)
1.25%	10/25/42	[3]	290,211	291,569
Fannie Mae REMICS, Series 2014-49,
Class CF
(LIBOR USD 1-Month plus 1.00%)
1.15%	07/25/43	[3]	14,521,503	14,419,701
Fannie Mae REMICS, Series 2019-33,
Class FN
(LIBOR USD 1-Month plus 0.40%)
0.55%	07/25/49	[3]	7,341,088	7,404,510
Freddie Mac REMICS, Series 2711,
Class FA
(LIBOR USD 1-Month plus 1.00%)
1.15%	11/15/33	[3]	68,073	69,796
Freddie Mac REMICS, Series 2733,
Class FB
(LIBOR USD 1-Month plus 0.60%)
0.75%	10/15/33	[3]	241,342	244,890
Freddie Mac REMICS, Series 3339,
Class JS
(-6.50 X LIBOR USD 1-Month plus 42.84%, 42.84% Cap)
41.84%	07/15/37	[3]	13,710	30,922
Freddie Mac REMICS, Series 3404,
Class AS (IO)
(-1.00 X LIBOR USD 1-Month plus 5.90%, 5.90% Cap)
5.74%	01/15/38	[3]	63,813	14,545

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Freddie Mac REMICS, Series 3439,
Class SC (IO)
(-1.00 X LIBOR USD 1-Month plus 5.90%, 5.90% Cap)
5.75%	04/15/38	[3]	$43,088	$8,123
Freddie Mac REMICS, Series 3885,
Class PO (PO)
0.00%	11/15/33	[9]	19,443	18,582
Freddie Mac REMICS, Series 4030,
Class HS (IO)
(-1.00 X LIBOR USD 1-Month plus 6.61%, 6.61% Cap)
6.46%	04/15/42	[3]	129,119	27,286
Freddie Mac REMICS, Series 4638,
Class UF
(LIBOR USD 1-Month plus 1.00%)
1.15%	09/15/44	[3]	2,759,457	2,773,190
Freddie Mac REMICS, Series 4919,
Class FP
(LIBOR USD 1-Month plus 0.45%)
0.60%	09/25/49	[3]	7,882,406	7,950,603
Freddie Mac REMICS, Series 4993,
Class OP (PO)
0.00%	10/25/58	[9]	5,986,432	5,733,271
Ginnie Mae, Series 2011-146, Class EI (IO)
5.00%	11/16/41		98,855	20,467
Ginnie Mae, Series 2011-69, Class GI (IO)
5.00%	05/16/40		61,124	1,386
Ginnie Mae, Series 2011-70, Class IL (IO)
(-1.00 X LIBOR USD 1-Month plus 7.10%, 7.10% Cap)
0.60%	06/16/37	[3]	629,697	8,576
Ginnie Mae, Series 2011-81, Class IC (IO)
(-1.00 X LIBOR USD 1-Month plus 6.72%, 0.62% Cap)
0.62%	07/20/35	[3]	781,910	11,562
Ginnie Mae, Series 2013-135, Class CS (IO)
(-1.00 X LIBOR USD 1-Month plus 6.20%, 6.20% Cap)
6.05%	09/16/43	[3]	2,415,695	515,486
Ginnie Mae, Series 2017-136, Class IO (IO)
5.00%	09/20/47		647,909	92,266
Ginnie Mae, Series 2019-86, Class FE
(LIBOR USD 1-Month plus 0.40%)
0.56%	07/20/49	[3]	8,005,864	8,068,702
Ginnie Mae, Series 2020-133, Class FA
0.55%	02/20/49	[4]	4,966,222	4,998,813
UMBS (TBA)
2.00%	10/01/50		183,700,000	189,922,031
2.50%	10/01/50		50,125,000	52,583,115
2.50%	11/01/50		69,250,000	72,526,288

				409,824,854

Total Mortgage-Backed
(Cost $1,652,010,581)				1,593,230,710

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2020 / 216

Unconstrained Bond Fund

Schedule of Portfolio Investments

September 30, 2020 (Unaudited)

Issues	Maturity Date	Principal Amount	Value
MUNICIPAL BONDS — 1.52%*
California — 0.60%
Los Angeles Department of Water & Power
Power System Revenue, Build America
Taxable Bonds, Water Utility Improvements,
Series SY
6.01%	07/01/39	$1,950,000	$2,731,287
Regents of the University of California
Medical Center Pooled Revenue, Taxable
Bonds, Health, Hospital and Nursing Home
Improvements, Series N
3.26%	05/15/60	8,765,000	9,658,154
San Francisco City & County Airport
Comm-San Francisco International Airport,
Airport and Marina Improvements, Series A
5.00%	05/01/49	6,080,000	7,201,638
State of California, General Obligation
Bonds. Build America Bonds, School
Improvements
7.95%	03/01/36	698	649

			19,591,728

Florida — 0.05%
Greater Orlando Aviation Authority, Port,
Airport and Marina Improvements, Series A
5.00%	10/01/44	1,350,000	1,621,816

Massachusetts — 0.12%
Commonwealth of Massachusetts, General
Obligation Bonds, Public Improvements,
Series C
3.00%	03/01/48	3,585,000	3,836,775

New York — 0.75%
City of New York, Build America Taxable
Bonds, Public Improvements, Series F1
6.65%	12/01/31	3,000,000	3,030,300
Metropolitan Transportation Authority, Green
Taxable Bonds, Transit Improvements,
Series C2
5.18%	11/15/49	3,570,000	3,725,081
New York City Transitional Finance Authority
Future Tax Secured Revenue Bonds, Public
Improvements, Series B1
4.00%	08/01/38	4,910,000	5,524,388
New York City Transitional Finance Authority
Future Tax Secured Revenue Bonds,
Taxable Bonds, Public Improvements,
Subseries FI
3.95%	08/01/32	1,000,000	1,142,950
New York City Water & Sewer System
Revenue Bonds, Water Utility Improvements
3.00%	06/15/50	3,315,000	3,437,489
New York State Dormitory Authority, Build
America Bonds, University & College
Improvements
5.29%	03/15/33	3,100,000	3,965,489

Issues	Maturity Date		Principal Amount	Value
MUNICIPAL BONDS (continued)
New York (continued)
New York State Dormitory Authority,
Revenue Bonds, Health, Hospital and
Nursing Home Improvements, Series A
4.00%	07/01/50		$3,130,000	$3,499,606

				24,325,303

Total Municipal Bonds
(Cost $46,221,524)				49,375,622

Total Bonds – 93.47%
(Cost $3,052,813,645)				3,034,316,033

Issues			Shares	Value
COMMON STOCK — 0.00%
Electric — 0.00%
Homer City Holdings LLC[5,6,7]			112,222	6,172

Total Common Stock
(Cost $5,519,754)

Issues	Maturity Date		Principal Amount/Shares	Value
SHORT-TERM INVESTMENTS — 16.11%
Commercial Paper — 0.58%
Ford Motor Credit Co. LLC
2.88%[10]	01/08/21	[1]	8,000,000	7,933,867
3.20%[10]	10/08/20	[1]	10,930,000	10,928,401

				18,862,268
Money Market Funds — 0.26%
Dreyfus Government Cash Management
Fund
2.33%[11]			8,339,000	8,339,000
Fidelity Investments Money Market Funds -
Government Portfolio
1.00%[11,12]			28,432	28,432

				8,367,432
U.S. Agency Discount Notes — 2.19%
Federal Home Loan Bank
0.08%[10]	10/15/20		15,000,000	14,999,708
0.10%[10]	11/10/20		50,000,000	49,996,667
0.11%[10]	11/13/20		6,000,000	5,999,570

				70,995,945
U.S. Treasury Bills — 13.08%
U.S. Treasury Bills
0.11%[10]	02/04/21		75,000,000	74,972,437
0.11%[10]	02/11/21		50,000,000	49,981,990
0.13%[10]	01/21/21		75,000,000	74,976,667

See accompanying Notes to Financial Statements.

217 / Semi-Annual Report September 2020

Unconstrained Bond Fund

Schedule of Portfolio Investments

September 30, 2020 (Unaudited)

Issues	Maturity Date	Principal Amount/Shares	Value
SHORT-TERM INVESTMENTS (continued)
U.S. Treasury Bills (continued)
0.14%[10]	01/07/21	$80,000,000	$79,981,217
0.16%[10]	11/03/20	15,000,000	14,998,866
0.16%[10]	11/27/20	25,750,000	25,746,228
0.17%[10]	12/03/20	79,065,000	79,053,239
U.S. Treasury Bills (WI)
0.17%[10]	11/10/20	25,000,000	24,998,125

			424,708,769

Total Short-Term Investments
(Cost $522,891,910)			522,934,414

Total Investments – 109.58%
(Cost $3,581,225,309)			3,557,256,619

Liabilities in Excess of Other
Assets – (9.58)%			(310,910,290)

Net Assets – 100.00%			$3,246,346,329

[1]

Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

[2]	U.S. dollar-denominated security issued by foreign-domiciled entity.
[3]	Floating rate security. The rate disclosed was in effect at September 30, 2020.
[4]

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions.

[5]	Non-income producing security.
[6]	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
[7]	Illiquid security as determined under procedures approved by the Board of Trustees. The aggregate value of illiquid securities is $611,290, which is 0.02% of total net assets.
[8]	Security is currently in default with regard to scheduled interest or principal payments.
[9]	Zero coupon bond. The rate shown is the effective yield as of September 30, 2020.
[10]	Represents annualized yield at date of purchase.
[11]	Represents the current yield as of September 30, 2020.
[12]	Securities, or a portion thereof, pledged as collateral for swaps. The total market value of collateral pledged is $1.

*	Securities with a call or reset feature will have an effective maturity date sooner than the stated maturity.
**	Securities backed by mortgage or consumer loans where payment is periodically made will have an effective maturity date sooner than the stated maturity date.

Note: For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for more meaningful presentation for investors.

(CLO): Collateralized Loan Obligation

(EMTN): Euro medium-term note

(IO): Interest only

(LIBOR): London InterBank Offer Rate

(MTN): Medium-term note

(PO): Principal only

(STEP): Step coupon bond

(TBA): To be announced

(USD): U.S. dollar

(WI): When issued

Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)

FUTURES CONTRACTS: LONG POSITIONS
U.S. Treasury Five Year Note	1,107	12/31/20	$139,516,594	$84,744	$84,744
FUTURES CONTRACTS: SHORT POSITIONS
U.S. Treasury Ten Year Ultra Bond	1,532	12/21/20	(245,000,313)	(252,735)	(252,735)
U.S. Treasury Ultra Bond	879	12/21/20	(194,973,188)	2,294,769	2,294,769

			(439,973,501)	2,042,034	2,042,034

TOTAL FUTURES CONTRACTS			$(300,456,907)	$2,126,778	$2,126,778

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2020 / 218

Metropolitan West Funds

Statements of Assets and Liabilities

September 30, 2020 (Unaudited)

ASSETS:	ALPHATRAK 500 FUND	CORPORATE BOND FUND

Investments, at value - Unaffiliated (Cost $29,856,785, $12,962,490, $67,273,730, $292,351,768, $633,559,487, and $829,088,948, respectively) (Note 2)	$29,750,586	$13,169,119
Investments, at value - Affiliated (Cost $0, $0, $0, $0, $27,171,821, and $0, respectively) (Note 5)	—	—
Cash and cash equivalents (Note 2)	764	—
Cash on deposit with brokers for collateral on swaps (Note 2)	—	—
Cash on deposit with brokers for collateral on futures (Note 2)	2,708,000	42,000
Dividends and interest receivable	172,369	106,430
Due from Adviser (Note 6)	15,241	20,695
Net unrealized appreciation on unfunded commitments (Note 8)	—	—
Receivable for securities sold	5,052	—
Receivable for capital stock sold	88,808	96,595
Receivable for daily variation margin on futures contracts (Note 3)	139,510	5,406
Other assets	12,221	34,627

Total assets	32,892,551	13,474,872

Liabilities:
Bank overdraft	—	—
Payable for securities purchased	374,000	103,044
Payable for capital stock redeemed	262,442	141,845
Payable for daily variation margin on futures contracts (Note 3)	—	711
Line of credit commitment fee payable	—	7
Distributions payable	446	227
Administrative fees payable	26,091	19,390
Advisory fees payable (Note 6)	18,965	4,084
Audit fees payable	27,234	7,053
Transfer agent fees payable	4,334	2,898
Custodian fees payable	4,295	3,300
Accrued trustees fees and expenses	5	—
Accrued distribution (12b-1) and service fees payable	—	1,819
Net unrealized depreciation on unfunded commitments (Note 8)	—	—
Accrued other expenses	1,856	1,307

Total liabilities	719,668	285,685

Net assets	$32,172,883	$13,189,187

Class M Shares:
Net assets (Applicable to 2,714,817, 887,738, 876,917, 1,023,522, 17,639,046, and 3,606,152, shares of beneficial interest issued and outstanding, respectively, unlimited number of shares authorized with a $0.01 par value)	$32,172,883	$9,735,666

Net asset value, offering and redemption price per Class M share	$11.85	$10.97

Class I Shares:
Net assets (Applicable to 0, 314,910, 5,210,322, 27,917,209, 44,946,780, and 68,038,805, shares of beneficial interest issued and outstanding, respectively, unlimited number of shares authorized with a $0.01 par value)	N/A	$3,453,521

Net asset value, offering and redemption price per Class I share	N/A	$10.97

Net Assets Consist of:
Paid-in Capital (Note 9)	$29,400,131	$12,940,545
Accumulated Earnings (Loss)	2,772,752	248,642

Net assets	$32,172,883	$13,189,187

See accompanying Notes to Financial Statements.

219 / Semi-Annual Report September 2020

Metropolitan West Funds

Statements of Assets and Liabilities

September 30, 2020 (Unaudited)

FLEXIBLE INCOME FUND	FLOATING RATE INCOME FUND	HIGH YIELD BOND FUND	INTERMEDIATE BOND FUND

$66,742,587	$288,620,351	$642,492,933	$843,986,868
—	—	27,660	—
—	286,517	151,440	3,914
—	—	—	34
212,000	—	2,780,000	1,159,000
471,011	547,933	6,487,046	2,707,637
20,144	—	8,020	14
—	—	3,796	642
917,212	5,876,702	4,018,583	23,128,459
242,405	104,729	1,214,468	767,716
37,375	—	254,469	123,281
33,628	28,623	52,578	39,242

68,676,362	295,464,855	657,490,993	871,916,807

4,270	—	—	—
7,893,101	13,501,219	13,655,222	75,179,403
209,620	36,250	1,876,105	618,608
3,758	—	—	9,648
22	754	1,295	2,349
582	100,698	148,279	7,908
24,965	32,762	25,677	43,543
17,871	129,545	271,151	231,689
4,887	1,604	26,067	31,395
2,567	14,698	34,591	83,747
4,373	4,488	4,062	19,748
—	57	—	88
1,619	2,014	38,541	6,625
—	4,854	—	—
1,584	4,618	3,848	10,024

8,169,219	13,833,561	16,084,838	76,244,775

$60,507,143	$281,631,294	$641,406,155	$795,672,032

$8,716,440	$9,962,983	$180,831,389	$40,061,453

$9.94	$9.73	$10.25	$11.11

$51,790,703	$271,668,311	$460,574,766	$755,610,579

$9.94	$9.73	$10.25	$11.11

$60,998,863	$288,437,343	$705,688,489	$761,799,897
(491,720)	(6,806,049)	(64,282,334)	33,872,135

$60,507,143	$281,631,294	$641,406,155	$795,672,032

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2020 / 220

Metropolitan West Funds

Statements of Assets and Liabilities

September 30, 2020 (Unaudited)

ASSETS:	INVESTMENT GRADE CREDIT FUND	LOW DURATION BOND FUND

Investments, at value - Unaffiliated (Cost $12,527,073, $2,225,472,477, $41,703,694, $100,843,245,153, $222,868,653, and $3,581,225,309, respectively) (Note 2)	$12,436,622	$2,237,562,138
Investments, at value - Affiliated (Cost $0, $0, $0, $65,187,440, $0, and $0, respectively) (Note 5)	—	—
Cash and cash equivalents (Note 2)	16,028	18,763
Cash on deposit with brokers for collateral on swaps (Note 2)	—	27
Cash on deposit with brokers for collateral on futures (Note 2)	55,000	3,693,000
Unrealized appreciation on foreign currency exchange contracts	—	—
Unrealized appreciation on foreign currency transactions	—	—
Dividends and interest receivable	134,866	5,911,191
Due from Adviser (Note 6)	21,717	—
Net unrealized appreciation on unfunded commitments (Note 8)	—	13,536
Receivable for securities sold	—	70,605,306
Receivable for capital stock sold	5,194	2,946,571
Receivable for daily variation margin on futures contracts (Note 3)	9,625	103,406
Other assets	33,414	45,783

Total assets	12,712,466	2,320,899,721

Liabilities:
Unrealized depreciation on foreign currency exchange contracts	—	—
Options written, at value (Premiums received $0, $540,000, $0, $0, $0, and $0, respectively) (Note 3)	—	2,112
Payable for securities purchased	74,563	161,388,867
Payable for capital stock redeemed	18,112	2,161,392
Payable for daily variation margin on futures contracts (Note 3)	2,641	—
Line of credit commitment fee payable	19	6,354
Distributions payable	—	113,380
Administrative fees payable	22,344	60,061
Advisory fees payable (Note 6)	3,580	528,006
Audit fees payable	7,053	31,048
Transfer agent fees payable	3,167	264,127
Custodian fees payable	4,367	24,184
Accrued trustees fees and expenses	—	237
Accrued distribution (12b-1) and service fees payable	340	64,593
Accrued other expenses	1,012	26,647

Total liabilities	137,198	164,671,008

Net assets	$12,575,268	$2,156,228,713

Class M Shares:
Net assets (Applicable to 176,455, 46,494,565, 1,815,775, 850,995,721, 15,305,458, and 21,734,568, shares of beneficial interest issued and outstanding, respectively, unlimited number of shares authorized with a $0.01 par value)	$1,762,279	$413,194,900

Net asset value, offering and redemption price per Class M share	$9.99	$8.89

Class I Shares:
Net assets (Applicable to 1,082,699, 196,073,609, 2,835,155, 4,452,956,583, 40,013,790, and 244,284,000, shares of beneficial interest issued and outstanding, respectively, unlimited number of shares authorized with a $0.01 par value)	$10,812,989	$1,742,941,706

Net asset value, offering and redemption price per Class I share	$9.99	$8.89

Class I-2 Shares:
Net assets (Applicable to 0, 0, 0, 7,004,411, 0, and 0, shares of beneficial interest issued and outstanding, respectively, unlimited number of shares authorized with a $0.01 par value)	N/A	N/A

Net asset value, offering and redemption price per Class I-2 share	N/A	N/A

Administrative Class:
Net assets (Applicable to 0, 8,021, 0, 171,062,004, 0, and 0, shares of beneficial interest issued and outstanding, respectively, unlimited number of shares authorized with a $0.01 par value)	N/A	$92,107

Net asset value, offering and redemption price per Administrative Class share	N/A	$11.48

Plan Class:
Net assets (Applicable to 0, 0, 0, 2,358,054,378, 0, and 7,102,501, shares of beneficial interest issued and outstanding, respectively, unlimited number of shares authorized with a $0.01 par value)	N/A	N/A

Net asset value, offering and redemption price per Plan Class share	N/A	N/A

Net Assets Consist of:
Paid-in Capital (Note 9)	$12,567,906	$2,179,663,684
Accumulated Earnings (Loss)	7,362	(23,434,971)

Net assets	$12,575,268	$2,156,228,713

See accompanying Notes to Financial Statements.

221 / Semi-Annual Report September 2020

Metropolitan West Funds

Statements of Assets and Liabilities

September 30, 2020 (Unaudited)

STRATEGIC INCOME FUND	TOTAL RETURN BOND FUND	ULTRA SHORT BOND FUND	UNCONSTRAINED BOND FUND

$36,606,695	$102,819,094,992	$223,210,354	$3,557,256,619

—	64,939	—	—
—	144,017	83,256	77,206
—	820,210	—	—
351,000	180,890,000	108,000	20,859,000
—	2,952	—	—
—	139	—	—
298,528	304,037,875	256,078	16,753,397
285	—	21,340	—
—	78,171	—	—
30,317	6,432,638,860	—	77,025,196
37,614	208,728,367	12,937,333	10,420,999
28,906	11,664,354	8,911	2,476,125
34,771	443,812	38,191	87,044

37,388,116	109,958,608,688	236,663,463	3,684,955,586

—	263,683	—	—

—	—	—	—
852,066	20,252,201,995	—	425,589,599
231,597	188,731,886	656,349	9,288,934
812	218,456	—	112,427
249	245,781	308	10,223
1,202	9,014,861	678	1,344,451
32,719	1,060,323	24,889	95,611
44,297	25,638,556	44,518	1,728,598
28,636	102,090	26,512	—
13,698	6,464,985	10,402	312,422
12,288	419,498	4,573	35,220
70	11,059	—	782
2,917	2,359,248	6,409	53,489
2,238	712,348	1,522	37,501

1,222,789	20,487,444,769	776,160	438,609,257

$36,165,327	$89,471,163,919	$235,887,303	$3,246,346,329

$14,123,070	$9,890,284,839	$65,197,910	$258,552,038

$7.78	$11.62	$4.26	$11.90

$22,042,257	$51,738,457,774	$170,689,393	$2,903,417,335

$7.77	$11.62	$4.27	$11.89

N/A	$81,388,799	N/A	N/A

N/A	$11.62	N/A	N/A

N/A	$1,989,377,761	N/A	N/A

N/A	$11.63	N/A	N/A

N/A	$25,771,654,746	N/A	$84,376,956

N/A	$10.93	N/A	$11.88

$40,512,737	$83,394,495,208	$240,842,738	$3,257,883,331
(4,347,410)	6,076,668,711	(4,955,435)	(11,537,002)

$36,165,327	$89,471,163,919	$235,887,303	$3,246,346,329

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2020 / 222

Metropolitan West Funds

Statements of Operations

For the Period Ended September 30, 2020 (Unaudited)

	ALPHATRAK 500 FUND	CORPORATE BOND FUND
Investment Income:
Interest	$447,164	$154,698
Dividends	26,851	198

Total investment income	474,015	154,896

Expenses:
Investment advisory fees (Note 6)	77,263	12,503
Administration fees	51,629	41,741
Commitment fee	—	8
Custodian fees	11,689	13,782
Distribution (12b-1) and service fees - class specific (Note 7):
Class M	—	3,734
Insurance expense	—	—
Miscellaneous expenses	4,896	2,582
Professional fees	24,421	18,152
Registration and filing fees	15,604	21,807
Transfer agent fees	19,279	18,421
Trustees’ fees and expenses	229	28
Repayment of reimbursed expenses - Class I (Note 6)	—	—

Total operating expenses	205,010	132,758
Expenses waived and reimbursed (Note 6)	(58,451)	(113,395)

Net expenses	146,559	19,363

Net investment income	327,456	135,533

Realized and Change in Unrealized Gain/(Loss) on Investments, Futures Contracts,
Foreign Currency Exchange Contracts, Foreign Currency Transactions, Options and Swaptions Written and Swap Contracts:
Net realized gain/(loss) on:
Investments - Unaffiliated	44,150	20,912
Futures contracts	5,970,894	(1,706)
Foreign currency exchange contracts	—	—
Swap contracts	—	—

Net change in unrealized appreciation/(depreciation) on:
Investments - Unaffiliated	1,251,975	160,793
Futures contracts	1,829,634	3,525
Foreign currency exchange contracts	—	—
Swap contracts	—	—

Net realized and change in unrealized gain/(loss) on investments, futures contracts, foreign currency exchange contracts, options and swaptions written and swap contracts	9,096,653	183,524

Net Increase in Net Assets from Operations	$9,424,109	$319,057

See accompanying Notes to Financial Statements.

223 / Semi-Annual Report September 2020

Metropolitan West Funds

Statements of Operations

For the Period Ended September 30, 2020 (Unaudited)

FLEXIBLE INCOME FUND	FLOATING RATE INCOME FUND	HIGH YIELD BOND FUND	INTERMEDIATE BOND FUND

$1,125,738	$5,677,678	$13,708,868	$8,239,875
720	10,350	25,494	13,636

1,126,458	5,688,028	13,734,362	8,253,511

48,044	751,308	1,470,569	1,342,043
54,179	68,112	56,352	88,853
23	693	1,156	2,269
15,487	13,078	18,203	44,844

4,229	9,798	212,172	36,821
—	—	3,194	—
2,693	8,728	26,341	28,931
17,453	24,114	24,387	30,201
19,267	25,743	31,161	30,619
19,366	43,433	157,731	266,536
79	1,923	3,650	5,341
—	20,904	10,685	—

180,820	967,834	2,015,601	1,876,458
(117,870)	(3,784)	(38,746)	(1,991)

62,950	964,050	1,976,855	1,874,467

1,063,508	4,723,978	11,757,507	6,379,044

17,579	238,148	16,115,102	15,666,170
(33,144)	—	374,167	1,671,360
—	—	—	892,806
—	—	—	97,134

(79,094)	21,100,926	34,817,401	15,342,081
53,671	—	(593,541)	(1,736,911)
—	—	—	(520,871)
—	—	—	(99,213)

(40,988)	21,339,074	50,713,129	31,312,556

$1,022,520	$26,063,052	$62,470,636	$37,691,600

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2020 / 224

Metropolitan West Funds

Statements of Operations

For the Period Ended September 30, 2020 (Unaudited)

	INVESTMENT GRADE CREDIT FUND	LOW DURATION BOND FUND
Investment Income:
Interest	$437,594	$20,329,853
Dividends	479	46,216

Total investment income	438,073	20,376,069

Expenses:
Investment advisory fees (Note 6)	18,955	3,066,424
Administration fees	47,373	124,237
Commitment fee	19	6,043
Custodian fees	16,050	59,083
Distribution (12b-1) and service fees - class specific (Note 7):
Class M	1,649	419,961
Administrative Class	—	194
Miscellaneous expenses	2,670	77,283
Professional fees	18,166	32,691
Registration and filing fees	21,652	41,717
Transfer agent fees	19,305	846,851
Trustees’ fees and expenses	67	14,214
Repayment of reimbursed expenses - Class I (Note 6)	—	—

Total operating expenses	145,906	4,688,698
Expenses waived and reimbursed (Note 6)	(117,983)	—

Net expenses	27,923	4,688,698

Net investment income	410,150	15,687,371

Realized and Change in Unrealized Gain/(Loss) on Investments, Futures Contracts,

Foreign Currency Exchange Contracts, Foreign Currency Transactions and Options and Swaptions Written and Swap Contracts:

Net realized gain/(loss) on:
Investments - Unaffiliated	45,740	11,142,054
Futures contracts	(3,735)	294,326
Foreign currency exchange contracts	—	2,350,842
Foreign currency transactions	—	—
Options and swaptions written	—	—
Swap contracts	1,019	256,105

Net change in unrealized appreciation/(depreciation) on:
Investments - Unaffiliated	274,053	41,893,546
Futures contracts	(5,362)	(1,049,982)
Foreign currency exchange contracts	—	(1,371,501)
Foreign currency transactions	—	—
Options and swaptions written	—	807
Swap contracts	(1,018)	(258,612)

Net realized and change in unrealized gain on investments, futures contracts, foreign currency exchange contracts, options and swaptions written and swap contracts	310,697	53,257,585

Net Increase in Net Assets from Operations	$720,847	$68,944,956

See accompanying Notes to Financial Statements.

225 / Semi-Annual Report September 2020

Metropolitan West Funds

Statements of Operations

For the Period Ended September 30, 2020 (Unaudited)

STRATEGIC INCOME FUND	TOTAL RETURN BOND FUND	ULTRA SHORT BOND FUND	UNCONSTRAINED BOND FUND

$2,058,803	$903,285,711	$1,076,728	$58,989,951
947	2,054,870	5,694	58,701

2,059,750	905,340,581	1,082,422	59,048,652

257,172	149,888,977	229,533	10,124,334
65,162	2,193,818	53,062	189,944
235	245,487	301	10,101
26,251	1,257,343	14,629	87,951

14,551	10,132,246	31,434	332,273
—	3,819,248	—	—
7,399	3,124,258	8,214	133,509
25,888	283,000	23,964	41,667
25,123	431,042	24,754	72,096
48,278	22,537,838	63,792	1,053,626
430	599,405	1,095	22,124
78,249	—	—	—

548,738	194,512,662	450,778	12,067,625
—	—	(107,179)	—

548,738	194,512,662	343,599	12,067,625

1,511,012	710,827,919	738,823	46,981,027

1,779,803	1,654,143,155	(10,729)	36,420,169
(545,101)	156,295,573	(110,856)	(26,120,093)
—	49,712,320	117,756	2,270,424
—	6,745	—	—
—	19,825,972	—	—

10,225	11,016,435	—	439,083
2,089,410	1,895,326,777	1,249,483	164,390,797
589,833	(104,080,585)	47,510	29,020,789
—	(24,216,296)	(68,700)	(2,270,424)
—	6,024	—	—
—	(10,378,322)	—	—
(10,397)	(10,540,803)	—	(446,677)

3,913,773	3,637,116,995	1,224,464	203,704,068

$5,424,785	$4,347,944,914	$1,963,287	$250,685,095

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2020 / 226

Metropolitan West Funds

Statements of Changes in Net Assets

	ALPHATRAK 500 FUND
	SIX MONTHS ENDED SEPTEMBER 30, 2020 (UNAUDITED)	YEAR ENDED MARCH 31, 2020
Operations:
Net investment income	$327,456	$953,096
Net realized gain/(loss) on investments	44,150	142,331
Net realized gain/(loss) on futures contracts,foreign currency exchange contracts, foreign currency transactions and swap contracts	5,970,894	(1,030,095)
Net change in unrealized appreciation/(depreciation) on investments	1,251,975	(1,361,452)
Net change in unrealized appreciation/(depreciation) on futures contracts,foreign currency exchange contracts, foreign currency transactions and swap contracts	1,829,634	(2,088,172)

Net increase/(decrease) in net assets resulting from operations	9,424,109	(3,384,292)

Distributions to Shareholders:
Class M	(312,779)	(3,355,949)
Class I	—	—

Total Distributions	(312,779)	(3,355,949)

Capital Share Transactions:
Class M:
Proceeds from sale of shares	3,983,509	25,113,482
Shares issued in reinvestment of distributions	311,957	3,349,095
Cost of shares redeemed	(10,300,054)	(13,858,501)

Total Class M capital share transactions	(6,004,588)	14,604,076

Class I:
Proceeds from sale of shares	—	—
Shares issued in reinvestment of distributions	—	—
Cost of shares redeemed	—	—

Total Class I capital share transactions	—	—

Net increase/(decrease) in net assets derived from capital share transactions	(6,004,588)	14,604,076

Net increase/(decrease) in net assets	3,106,742	7,863,835
Net assets at beginning of period	29,066,141	21,202,306

Net assets at end of period	$32,172,883	$29,066,141

See accompanying Notes to Financial Statements.

227 / Semi-Annual Report September 2020

Metropolitan West Funds

Statements of Changes in Net Assets

CORPORATE BOND FUND		FLEXIBLE INCOME FUND		FLOATING RATE INCOME FUND
SIX MONTHS ENDED SEPTEMBER 30, 2020 (UNAUDITED)	YEAR ENDED MARCH 31, 2020	SIX MONTHS ENDED SEPTEMBER 30, 2020 (UNAUDITED)	YEAR ENDED MARCH 31, 2020	SIX MONTHS ENDED SEPTEMBER 30, 2020 (UNAUDITED)	YEAR ENDED MARCH 31, 2020

$135,533	$195,984	$1,063,508	$1,197,535	$4,723,978	$11,254,931
20,912	8,947	17,579	40,287	238,148	(1,233,355)

(1,706)	14,067	(33,144)	(258)	—	101,494
160,793	(6,826)	(79,094)	(610,526)	21,100,926	(22,243,330)

3,525	(1,872)	53,671	(23,457)	—	—

319,057	210,300	1,022,520	603,581	26,063,052	(12,120,260)

(55,012)	(75,400)	(145,024)	(221)	(127,220)	(411,136)
(83,696)	(132,188)	(917,963)	(1,296,521)	(4,579,528)	(10,843,970)

(138,708)	(207,588)	(1,062,987)	(1,296,742)	(4,706,748)	(11,255,106)

9,887,550	—	11,199,338	—	6,010,180	3,813,347
54,653	75,400	142,033	221	127,217	409,671
(1,095,834)	—	(2,593,881)	—	(2,804,479)	(8,650,083)

8,846,369	75,400	8,747,490	221	3,332,918	(4,427,065)

1,689,833	900,000	42,477,237	2,895,439	9,624,798	65,504,910
82,717	132,188	908,348	1,296,521	3,934,891	10,352,626
(878,873)	—	(520,540)	—	(12,888,487)	(65,420,233)

893,677	1,032,188	42,865,045	4,191,960	671,202	10,437,303

9,740,046	1,107,588	51,612,535	4,192,181	4,004,120	6,010,238

9,920,395	1,110,300	51,572,068	3,499,020	25,360,424	(17,365,128)
3,268,792	2,158,492	8,935,075	5,436,055	256,270,870	273,635,998

$13,189,187	$3,268,792	$60,507,143	$8,935,075	$281,631,294	$256,270,870

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2020 / 228

Metropolitan West Funds

Statements of Changes in Net Assets

	HIGH YIELD BOND FUND
	SIX MONTHS ENDED SEPTEMBER 30, 2020 (UNAUDITED)	YEAR ENDED MARCH 31, 2020
Operations:
Net investment income	$11,757,507	$18,538,464
Net realized gain on investments	16,115,102	9,112,768
Net realized gain/(loss) on futures contracts,foreign currency exchange contracts, foreign currency transactions and swap contracts	374,167	1,384,245
Net change in unrealized appreciation/(depreciation) on investments	34,817,401	(25,435,386)
Net change in unrealized appreciation/(depreciation) on futures contracts,foreign currency exchange contracts, foreign currency transactions and swap contracts	(593,541)	330,182

Net increase in net assets resulting from operations	62,470,636	3,930,273

Distributions to Shareholders:
Class M	(3,226,057)	(6,806,120)
Class I	(8,467,478)	(11,733,736)
Administrative Class	—	—

Total Distributions	(11,693,535)	(18,539,856)

Capital Share Transactions:
Class M:
Proceeds from sale of shares	80,739,126	39,365,774
Shares issued in reinvestment of distributions	3,053,119	6,576,867
Cost of shares redeemed	(44,754,163)	(101,550,221)

Total Class M capital share transactions	39,038,082	(55,607,580)

Class I:
Proceeds from sale of shares	272,903,757	176,403,014
Shares issued in reinvestment of distributions	7,855,226	10,769,869
Cost of shares redeemed	(145,107,318)	(181,596,530)
Total Class I capital share transactions	135,651,665	5,576,353
Administrative Class:
Proceeds from sale of shares	—	—
Shares issued in reinvestment of distributions	—	—
Cost of shares redeemed	—	—

Total Administrative Class capital share transactions	—	—

Net increase/(decrease) in net assets derived from capital share transactions	174,689,747	(50,031,227)

Net increase/(decrease) in net assets	225,466,848	(64,640,810)
Net assets at beginning of period	415,939,307	480,580,117

Net assets at end of period	$641,406,155	$415,939,307

See accompanying Notes to Financial Statements.

229 / Semi-Annual Report September 2020

Metropolitan West Funds

Statements of Changes in Net Assets

INTERMEDIATE BOND FUND		INVESTMENT GRADE CREDIT FUND		LOW DURATION BOND FUND
SIX MONTHS ENDED SEPTEMBER 30, 2020 (UNAUDITED)	YEAR ENDED MARCH 31, 2020	SIX MONTHS ENDED SEPTEMBER 30, 2020 (UNAUDITED)	YEAR ENDED MARCH 31, 2020	SIX MONTHS ENDED SEPTEMBER 30, 2020 (UNAUDITED)	YEAR ENDED MARCH 31, 2020

$6,379,044	$20,491,132	$410,150	$642,625	$15,687,371	$50,056,122
15,666,170	21,175,681	45,740	27,738	11,142,054	13,379,717

2,661,300	3,749,699	(2,716)	41,117	2,901,273	16,582,593
15,342,081	(6,500,278)	274,053	(431,127)	41,893,546	(35,094,143)

(2,356,995)	1,593,571	(6,380)	12,390	(2,679,288)	(694,381)

37,691,600	40,509,805	720,847	292,743	68,944,956	44,229,908

(252,409)	(907,641)	(48,544)	(94,322)	(2,979,744)	(12,024,510
(6,050,112)	(19,581,347)	(361,353)	(612,228)	(12,329,797)	(37,166,534)
—	—	—	—	(613)	(5,009)

(6,302,521)	(20,488,988)	(409,897)	(706,550)	(15,310,154)	(49,196,053)

10,377,775	10,513,623	2,308,258	—	33,955,706	49,556,729
250,021	903,052	48,545	94,322	2,919,291	11,868,809
(5,853,237)	(13,854,184)	(1,463,572)	—	(85,597,526)	(191,932,571)

4,774,559	(2,437,509)	893,231	94,322	(48,722,529)	(130,507,033)

115,057,799	122,812,134	4,097,909	1,095,000	416,499,283	370,441,484
6,035,984	19,285,880	359,029	612,228	11,590,565	35,093,600
(88,460,069)	(176,794,379)	(352,985)	—	(183,020,340)	(522,614,405)

32,633,714	(34,696,365)	4,103,953	1,707,228	245,069,508	(117,079,321)

—	—	—	—	6,950	20,388
—	—	—	—	387	1,673
—	—	—	—	(11,573)	(346,322)

—	—	—	—	(4,236)	(324,261)

37,408,273	(37,133,874)	4,997,184	1,801,550	196,342,743	(247,910,615)

68,797,352	(17,113,057)	5,308,134	1,387,743	249,977,545	(252,876,760)
726,874,680	743,987,737	7,267,134	5,879,391	1,906,251,168	2,159,127,928

$795,672,032	$726,874,680	$12,575,268	$7,267,134	$2,156,228,713	$1,906,251,168

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2020 / 230

Metropolitan West Funds

Statements of Changes in Net Assets

	STRATEGIC INCOME FUND
	SIX MONTHS ENDED	YEAR
	SEPTEMBER 30,	ENDED
	2020 (UNAUDITED)	MARCH 31, 2020
Operations:
Net investment income	$1,511,012	$3,423,527
Net realized gain/(loss) on investments	1,779,803	504,462
Net realized gain/(loss) on futures contracts,foreign currency exchange contracts, foreign currency transactions and swap contracts	(534,876)	(1,260,979)
Net change in unrealized appreciation/(depreciation) on investments	2,089,410	(5,440,080)
Net change in unrealized appreciation/(depreciation) on futures contracts,foreign currency exchange contracts, foreign currency transactions and swap contracts	579,436	(364,036)

Net increase/(decrease) in net assets resulting from operations	5,424,785	(3,137,106)

Distributions to Shareholders:
Class M	(325,193)	(537,821)
Class I	(1,186,606)	(2,875,979)
Class I-2	—	—
Administrative Class	—	—
Plan Class	—	—

Total Distributions	(1,511,799)	(3,413,800)

Capital Share Transactions:
Class M:
Proceeds from sale of shares	4,973,493	4,390,876
Shares issued in reinvestment of distributions	319,339	527,237
Cost of shares redeemed	(2,244,603)	(11,601,313)

Total Class M capital share transactions	3,048,229	(6,683,200)

Class I:
Proceeds from sale of shares	4,163,750	8,919,733
Shares issued in reinvestment of distributions	1,184,017	2,871,974
Cost of shares redeemed	(34,808,368)	(25,110,769)

Total Class I capital share transactions	(29,460,601)	(13,319,062)

Class I-2:
Proceeds from sale of shares	—	—
Shares issued in reinvestment of distributions	—	—
Cost of shares redeemed	—	—

Total Class I-2 capital share transactions	—	—

Administrative Class:
Proceeds from sale of shares	—	—
Shares issued in reinvestment of distributions	—	—
Cost of shares redeemed	—	—

Total Administrative Class capital share transactions	—	—

Plan Class:
Proceeds from sale of shares	—	—
Shares issued in reinvestment of distributions	—	—
Cost of shares redeemed	—	—

Total Plan Class capital share transactions	—	—

Net increase/(decrease) in net assets derived from capital share transactions	(26,412,372)	(20,002,262)

Net increase/(decrease) in net assets	(22,499,386)	(26,553,168)
Net assets at beginning of period	58,664,713	85,217,881

Net assets at end of period	$36,165,327	$58,664,713

See accompanying Notes to Financial Statements.

231 / Semi-Annual Report September 2020

Metropolitan West Funds

Statements of Changes in Net Assets

TOTAL RETURN BOND FUND		ULTRA SHORT BOND FUND		UNCONSTRAINED BOND FUND
SIX MONTHS ENDED SEPTEMBER 30, 2020 (UNAUDITED)	YEAR ENDED MARCH 31, 2020	SIX MONTHS ENDED SEPTEMBER 30, 2020 (UNAUDITED)	YEAR ENDED MARCH 31, 2020	SIX MONTHS ENDED SEPTEMBER 30, 2020 (UNAUDITED)	YEAR ENDED MARCH 31, 2020

$710,827,919	$2,023,008,126	$738,823	$2,638,815	$46,981,027	$121,034,413
1,654,143,155	3,804,324,845	(10,729)	60,894	36,420,169	26,851,078

236,857,045	846,408,074	6,900	78,160	(23,410,586)	(22,176,323)
1,895,326,777	(750,124,991)	1,249,483	(977,333)	164,390,797	(180,850,914)

(149,209,982)	70,491,225	(21,190)	(6,572)	26,303,688	(20,140,194)

4,347,944,914	5,994,107,279	1,963,287	1,793,964	250,685,095	(75,281,940)

(70,092,983)	(300,388,115)	(133,032)	(756,939)	(3,605,864)	(12,589,905)
(412,046,399)	(1,537,934,853)	(600,384)	(1,886,190)	(41,438,439)	(107,860,978)
(294,321)	—	—	—	—	—
(12,458,454)	(49,057,509)	—	—	—	—
(217,084,351)	(823,240,499)	—	—	(1,130,179)	—

(711,976,508)	(2,710,620,976)	(733,416)	(2,643,129)	(46,174,482)	(120,450,883)

1,557,626,429	2,020,194,403	52,645,357	14,930,510	26,323,609	81,683,781
69,505,898	297,755,323	126,624	725,591	3,456,764	11,911,123
(1,128,497,019)	(3,301,382,158)	(16,198,151)	(21,398,277)	(56,196,687)	(264,774,683)

498,635,308	(983,432,432)	36,573,830	(5,742,176)	(26,416,314)	(171,179,779)

9,396,252,306	13,667,391,267	130,449,636	42,913,142	478,559,756	1,089,940,500
370,168,453	1,390,528,528	599,878	1,882,967	32,833,319	88,891,932
(6,197,289,955)	(11,771,099,618)	(37,660,216)	(35,906,941)	(550,572,517)	(891,192,312)

3,569,130,804	3,286,820,177	93,389,298	8,889,168	(39,179,442)	287,640,120

82,107,075	100	—	—	—	—
294,321	—	—	—	—	—
(1,320,384)	—	—	—	—	—

81,081,012	100	—	—	—	—

311,160,071	928,545,275	—	—	—	—
12,324,389	48,519,313	—	—	—	—
(152,264,354)	(319,527,834)	—	—	—	—

171,220,106	657,536,754	—	—	—	—

3,518,682,712	7,677,631,917	—	—	102,669,168	100
200,913,073	763,872,829	—	—	1,130,084	—
(2,832,361,976)	(6,168,990,702)	—	—	(23,694,052)	—

887,233,809	2,272,514,044	—	—	80,105,200	100

5,207,301,039	5,233,438,643	129,963,128	3,146,992	14,509,444	116,460,441

8,843,269,445	8,516,924,946	131,192,999	2,297,827	219,020,057	(79,272,382)
80,627,894,474	72,110,969,528	104,694,304	102,396,477	3,027,326,272	3,106,598,654

$89,471,163,919	$80,627,894,474	$235,887,303	$104,694,304	$3,246,346,329	$3,027,326,272

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2020 / 232

Metropolitan West Funds

Financial Highlights

	ALPHATRAK 500 FUND CLASS M
	SIX MONTHS ENDED SEPTEMBER 30, 2020 (UNAUDITED)	YEAR ENDED MARCH 31, 2020	YEAR ENDED MARCH 31, 2019	YEAR ENDED MARCH 31, 2018	YEAR ENDED MARCH 31, 2017	YEAR ENDED MARCH 31, 2016

Net Asset Value, Beginning of Period	$8.89	$10.73	$9.98	$8.95	$7.22	$7.22

Income from Investment Operations:
Net investment income[1]	0.11	0.31	0.22	0.09	0.12	0.02
Net realized and unrealized gain/(loss)	2.96	(1.14)	0.76	1.03	1.77	0.02

Total Income/(Loss) from Investment Operations	3.07	(0.83)	0.98	1.12	1.89	0.04

Less Distributions:
From net investment income	(0.11)	(0.30)	(0.23)	(0.09)	(0.16)	(0.04)
From net capital gains	0.00	(0.71)	—	—	—	—

Total Distributions	(0.11)	(1.01)	(0.23)	(0.09)	(0.16)	(0.04)

Net Asset Value, End of Period	$11.85	$8.89	$10.73	$9.98	$8.95	$7.22

Total Return	34.58%[2]	(9.36)%	9.93%	12.52%	26.38%	0.53%

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$32,173	$29,066	$21,202	$18,149	$20,714	$2,406
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	1.26%[3]	1.04%	1.39%	0.90%[4]	3.37%	2.64%
After expense waivers and reimbursements	0.90%[3]	0.90%	0.90%	0.90%	0.90%	0.90%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	2.01%[3]	2.80%	2.15%	0.90%	1.49%	0.31%
Portfolio Turnover Rate	27%[2]	89%	140%	115%	505%	59%

[1]	Per share numbers have been calculated using the average share method.
[2]	Non-Annualized.
[3]	Annualized.
[4]	Includes recoupment of past waived fees. Excluding the recoupment of past waived fees, the ratio would have been 0.88%.

See accompanying Notes to Financial Statements.

233 / Semi-Annual Report September 2020

Metropolitan West Funds

Financial Highlights

	CORPORATE BOND FUND CLASS M*
	SIX MONTHS ENDED SEPTEMBER 30, 2020 (UNAUDITED)	YEAR ENDED MARCH 31, 2020	PERIOD ENDED MARCH 31, 2019

Net Asset Value, Beginning of Period	$10.32	$10.31	$10.00

Income from Investment Operations:
Net investment income[1]	0.20	0.88	0.41
Net realized and unrealized gain	0.73	0.06	0.34

Total Income from Investment Operations	0.93	0.94	0.75

Less Distributions:
From net investment income	(0.28)	(0.86)	(0.41)
From net capital gains	—	(0.07)	(0.03)

Total Distributions	(0.28)	(0.93)	(0.44)

Net Asset Value, End of Period	$10.97	$10.32	$10.31

Total Return	9.03%[2]	9.19%	7.75%[2]

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$9,736	$876	$803
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	3.85%[3]	8.55%	9.81%[3]
After expense waivers and reimbursements	0.75%[3]	0.75%	0.75%[3]
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	3.62%[3]	8.31%	5.47%[3]
Portfolio Turnover Rate	23%[2]	65%	159%[2]

[1]	Per share numbers have been calculated using the average share method.
[2]	Non-Annualized.
[3]	Annualized.
*	The Corporate Bond Fund Class M Shares commenced operations on June 29, 2018.

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2020 / 234

Metropolitan West Funds

Financial Highlights

	CORPORATE BOND FUND CLASS I*
	SIX MONTHS ENDED SEPTEMBER 30, 2020 (UNAUDITED)	YEAR ENDED MARCH 31, 2020	PERIOD ENDED MARCH 31, 2019

Net Asset Value, Beginning of Period	$10.32	$10.31	$10.00

Income from Investment Operations:
Net investment income[1]	0.27	0.91	0.43
Net realized and unrealized gain	0.67	0.06	0.34

Total Income from Investment Operations	0.94	0.97	0.77

Less Distributions:
From net investment income	(0.29)	(0.89)	(0.43)
From net capital gains	—	(0.07)	(0.03)

Total Distributions	(0.29)	(0.96)	(0.46)

Net Asset Value, End of Period	$10.97	$10.32	$10.31

Total Return	9.17%[2]	9.46%	7.95%[2]

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$3,454	$2,392	$1,355
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	4.61%[3]	8.30%	9.56%[3]
After expense waivers and reimbursements	0.50%[3]	0.50%	0.50%[3]
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	4.99%[3]	8.62%	5.72%[3]
Portfolio Turnover Rate	23%[2]	65%	159%[2]

[1]	Per share numbers have been calculated using the average share method.
[2]	Non-Annualized.
[3]	Annualized.
*	The Corporate Bond Fund Class I Shares commenced operations on June 29, 2018.

See accompanying Notes to Financial Statements.

235 / Semi-Annual Report September 2020

Metropolitan West Funds

Financial Highlights

	FLEXIBLE INCOME FUND CLASS M*
	SIX MONTHS ENDED SEPTEMBER 30, 2020 (UNAUDITED)	YEAR ENDED MARCH 31, 2020	PERIOD ENDED MARCH 31, 2019

Net Asset Value, Beginning of Period	$9.82	$10.79	$10.00

Income from Investment Operations:
Net investment income[1]	0.42	1.86	0.23
Net realized and unrealized gain/(loss)	0.34	(0.85)	0.79

Total Income from Investment Operations	0.76	1.01	1.02

Less Distributions:
From net investment income	(0.64)	(1.98)	(0.23)

Net Asset Value, End of Period	$9.94	$9.82	$10.79

Total Return	7.93%[2]	9.82%	10.25%[2]

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$8,716	$1	$1
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	1.83%[3]	3.76%	9.18%[3]
After expense waivers and reimbursements	0.80%[3]	0.80%	0.80%[3]
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	8.55%[3]	17.64%	6.76%[3]
Portfolio Turnover Rate	14%[2]	122%	80%[2]

[1]	Per share numbers have been calculated using the average share method.
[2]	Non-Annualized.
[3]	Annualized.
*	The Flexible Income Fund Class M Shares commenced operations on November 30, 2018.

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2020 / 236

Metropolitan West Funds

Financial Highlights

	FLEXIBLE INCOME FUND CLASS I*
	SIX MONTHS ENDED SEPTEMBER 30, 2020 (UNAUDITED)	YEAR ENDED MARCH 31, 2020	PERIOD ENDED MARCH 31, 2019

Net Asset Value, Beginning of Period	$9.82	$10.78	$10.00

Income from Investment Operations:
Net investment income[1]	0.50	1.90	0.24
Net realized and unrealized gain/(loss)	0.25	(0.85)	0.78

Total Income from Investment Operations	0.75	1.05	1.02

Less Distributions:
From net investment income	(0.63)	(2.01)	(0.24)

Net Asset Value, End of Period	$9.94	$9.82	$10.78

Total Return	7.76%[2]	10.14%	10.24%[2]

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$51,791	$8,934	$5,435
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	1.67%[3]	3.51%	8.82%[3]
After expense waivers and reimbursements	0.55%[3]	0.55%	0.55%[3]
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	10.23%[3]	18.14%	7.16%[3]
Portfolio Turnover Rate	14%[2]	122%	80%[2]

[1]	Per share numbers have been calculated using the average share method.
[2]	Non-Annualized.
[3]	Annualized.
*	The Flexible Income Fund Class I Shares commenced operations on November 30, 2018.

See accompanying Notes to Financial Statements.

237 / Semi-Annual Report September 2020

Metropolitan West Funds

Financial Highlights

	FLOATING RATE INCOME FUND CLASS M

	SIX MONTHS ENDED SEPTEMBER 30, 2020 (UNAUDITED)	YEAR ENDED MARCH 31, 2020	YEAR ENDED MARCH 31, 2019	YEAR ENDED MARCH 31, 2018	YEAR ENDED MARCH 31, 2017	YEAR ENDED MARCH 31, 2016

Net Asset Value, Beginning of Period	$8.98	$9.90	$10.06	$10.06	$9.80	$10.13

Income from Investment Operations:
Net investment income[1]	0.16	0.42	0.42	0.36	0.33	0.34
Net realized and unrealized gain/(loss)	0.75	(0.92)	(0.15)	—	0.26	(0.32)

Total Income/(Loss) from Investment Operations	0.91	(0.50)	0.27	0.36	0.59	0.02

Less Distributions:
From net investment income	(0.16)	(0.42)	(0.43)	(0.36)	(0.33)	(0.34)
From net capital gains	—	—	—	—	—	(0.01)

Total Distributions	(0.16)	(0.42)	(0.43)	(0.36)	(0.33)	(0.35)

Net Asset Value, End of Period	$9.73	$8.98	$9.90	$10.06	$10.06	$9.80

Total Return	10.13%[2]	(5.36)%	2.72%	3.61%	6.08%	0.23%

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$9,963	$6,084	$11,229	$15,802	$25,072	$8,206
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	1.00%[3]	1.00%	1.03%	1.04%	1.05%	1.07%
After expense waivers and reimbursements	0.90%[3]	0.90%	0.90%	0.90%	0.90%	0.90%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	3.26%[3]	4.27%	4.23%	3.53%	3.28%	3.42%
Portfolio Turnover Rate	18%[2]	51%	52%	71%	40%	66%

[1]	Per share numbers have been calculated using the average share method.
[2]	Non-Annualized.
[3]	Annualized.

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2020 / 238

Metropolitan West Funds

Financial Highlights

	FLOATING RATE INCOME FUND CLASS I

	SIX MONTHS ENDED SEPTEMBER 30, 2020 (UNAUDITED)	YEAR ENDED MARCH 31, 2020	YEAR ENDED MARCH 31, 2019	YEAR ENDED MARCH 31, 2018	YEAR ENDED MARCH 31, 2017	YEAR ENDED MARCH 31, 2016

Net Asset Value, Beginning of Period	$8.98	$9.90	$10.05	$10.06	$9.80	$10.12

Income from Investment Operations:
Net investment income[1]	0.17	0.44	0.45	0.38	0.35	0.36
Net realized and unrealized gain/(loss)	0.74	(0.92)	(0.15)	(0.01)	0.26	(0.31)

Total Income/(Loss) from Investment Operations	0.91	(0.48)	0.30	0.37	0.61	0.05

Less Distributions:
From net investment income	(0.16)	(0.44)	(0.45)	(0.38)	(0.35)	(0.36)
From net capital gains	—	—	—	—	—	(0.01)

Total Distributions	(0.16)	(0.44)	(0.45)	(0.38)	(0.35)	(0.37)

Net Asset Value, End of Period	$9.73	$8.98	$9.90	$10.05	$10.06	$9.80

Total Return	10.23%[2]	(5.17)%	3.03%	3.72%	6.29%	0.53%

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$271,668	$250,187	$262,407	$237,759	$206,276	$139,472
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	0.70%[3,4]	0.70%	0.71%	0.72%	0.75%	0.73%
After expense waivers and reimbursements	0.70%[3]	0.70%	0.70%	0.70%	0.70%	0.70%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	3.46%[3]	4.47%	4.50%	3.77%	3.48%	3.61%
Portfolio Turnover Rate	18%[2]	51%	52%	71%	40%	66%

[1]	Per share numbers have been calculated using the average share method.
[2]	Non-Annualized.
[3]	Annualized.
[4]	Includes recoupment of past waived fees. Excluding the recoupment of past waived fees, the ratio would have been 0.68%.

See accompanying Notes to Financial Statements.

239 / Semi-Annual Report September 2020

Metropolitan West Funds

Financial Highlights

	HIGH YIELD BOND FUND CLASS M

	SIX MONTHS ENDED SEPTEMBER 30, 2020 (UNAUDITED)	YEAR ENDED MARCH 31, 2020	YEAR ENDED MARCH 31, 2019[1]	YEAR ENDED MARCH 31, 2018[1]	YEAR ENDED MARCH 31, 2017[1]	YEAR ENDED MARCH 31, 2016[1]

Net Asset Value, Beginning of Period	$9.27	$9.66	$9.55	$9.60	$9.09	$9.72

Income from Investment Operations:
Net investment income[2]	0.19	0.40	0.41	0.34	0.34	0.39
Net realized and unrealized gain/(loss)	0.98	(0.39)	0.11	(0.05)	0.50	(0.63)

Total Income/(Loss) from Investment Operations	1.17	0.01	0.52	0.29	0.84	(0.24)

Less Distributions:
From net investment income	(0.19)	(0.40)	(0.41)	(0.34)	(0.33)	(0.39)

Net Asset Value, End of Period	$10.25	$9.27	$9.66	$9.55	$9.60	$9.09

Total Return	12.68%[3]	(0.06)%	5.57%	3.01%	9.35%	(2.52)%

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$180,831	$126,587	$187,339	$211,021	$344,328	$498,128
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	0.90%[4]	0.93%	0.92%	0.91%	0.89%	0.87%
After expense waivers and reimbursements	0.85%[4]	0.85%	0.85%	0.85%	0.85%	0.85%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	3.83%[4]	4.07%	4.33%	3.47%	3.55%	4.19%
Portfolio Turnover Rate	65%[3]	181%	120%	167%	185%	139%

[1]

The consolidated financial highlights include the account of Metropolitan West HY Sub I, LLC (the “U.S. Subsidiary”), which was a wholly owned taxable subsidiary of the High Yield Bond Fund. The U.S. Subsidiary was subject to the same investment policies and restrictions that applied to the High Yield Bond Fund. The U.S. Subsidiary liquidated during the year ended March 31, 2019 and there was no material impact to the financial statements.

[2]	Per share numbers have been calculated using the average share method.
[3]	Non-Annualized.
[4]	Annualized.

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2020 / 240

Metropolitan West Funds

Financial Highlights

	HIGH YIELD BOND FUND CLASS I

	SIX MONTHS ENDED SEPTEMBER 30, 2020 (UNAUDITED)	YEAR ENDED MARCH 31, 2020	YEAR ENDED MARCH 31, 2019[1]	YEAR ENDED MARCH 31, 2018[1]	YEAR ENDED MARCH 31, 2017[1]	YEAR ENDED MARCH 31, 2016[1]

Net Asset Value, Beginning of Period	$9.26	$9.65	$9.55	$9.60	$9.09	$9.72

Income from Investment Operations:
Net investment income[2]	0.20	0.42	0.44	0.36	0.36	0.42
Net realized and unrealized gain/(loss)	0.99	(0.39)	0.09	(0.05)	0.50	(0.64)

Total Income/(Loss) from Investment Operations	1.19	0.03	0.53	0.31	0.86	(0.22)

Less Distributions:
From net investment income	(0.20)	(0.42)	(0.43)	(0.36)	(0.35)	(0.41)

Net Asset Value, End of Period	$10.25	$9.26	$9.65	$9.55	$9.60	$9.09

Total Return	12.95%[3]	0.19%	5.72%	3.27%	9.62%	(2.28)%

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$460,575	$289,352	$293,241	$393,368	$532,071	$572,436
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	0.60%[4,5]	0.62%	0.63%	0.63%	0.62%	0.61%
After expense waivers and reimbursements	0.60%[4]	0.60%	0.60%	0.60%	0.60%	0.60%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	4.08%[4]	4.33%	4.58%	3.74%	3.78%	4.44%
Portfolio Turnover Rate	65%[3]	181%	120%	167%	185%	139%

[1]

The consolidated financial highlights include the account of Metropolitan West HY Sub I, LLC (the “U.S. Subsidiary”), which was a wholly owned taxable subsidiary of the High Yield Bond Fund. The U.S. Subsidiary was subject to the same investment policies and restrictions that applied to the High Yield Bond Fund. The U.S. Subsidiary liquidated during the year ended March 31, 2019 and there was no material impact to the financial statements.

[2]	Per share numbers have been calculated using the average share method.
[3]	Non-Annualized.
[4]	Annualized.
[5]	Includes recoupment of past waived fees. Excluding the recoupment of past waived fees, the ratio would have been 0.60%.

See accompanying Notes to Financial Statements.

241 / Semi-Annual Report September 2020

Metropolitan West Funds

Financial Highlights

	INTERMEDIATE BOND FUND CLASS M
	SIX MONTHS ENDED SEPTEMBER 30, 2020 (UNAUDITED)	YEAR ENDED MARCH 31, 2020	YEAR ENDED MARCH 31, 2019	YEAR ENDED MARCH 31, 2018	YEAR ENDED MARCH 31, 2017	YEAR ENDED MARCH 31, 2016

Net Asset Value, Beginning of Period	$10.65	$10.37	$10.21	$10.37	$10.58	$10.65

Income from Investment Operations:
Net investment income[1]	0.08	0.26	0.25	0.18	0.14	0.13
Net realized and unrealized gain/(loss)	0.46	0.28	0.17	(0.16)	(0.09)	(0.03)

Total Income from Investment Operations	0.54	0.54	0.42	0.02	0.05	0.10

Less Distributions:
From net investment income	(0.08)	(0.26)	(0.26)	(0.18)	(0.15)	(0.12)
From net capital gains	—	—	—	—	(0.11)	(0.05)

Total Distributions	(0.08)	(0.26)	(0.26)	(0.18)	(0.26)	(0.17)

Net Asset Value, End of Period	$11.11	$10.65	$10.37	$10.21	$10.37	$10.58

Total Return	5.07%[2]	5.27%	4.15%	0.19%	0.43%	1.03%

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$755,611	$33,836	$35,343	$52,942	$92,642	$199,031
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	0.71%[3]	0.71%	0.69%	0.70%[4]	0.70%[5]	0.70%
After expense waivers and reimbursements	0.70%[3]	0.70%	0.69%	0.70%	0.70%	0.70%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	1.46%[3]	2.49%	2.49%	1.71%	1.35%	1.20%
Portfolio Turnover Rate	180%[2]	393%	277%	251%	252%	309%

[1]	Per share numbers have been calculated using the average share method.
[2]	Non-Annualized.
[3]	Annualized.
[4]	Includes recoupment of past waived fees. Excluding the recoupment of past waived fees, the ratio would have been 0.67%
[5]	Includes recoupment of past waived fees. Excluding the recoupment of past waived fees, the ratio would have been 0.68%.

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2020 / 242

Metropolitan West Funds

Financial Highlights

	INTERMEDIATE BOND FUND CLASS I
	SIX MONTHS ENDED SEPTEMBER 30, 2020 (UNAUDITED)	YEAR ENDED MARCH 31, 2020	YEAR ENDED MARCH 31, 2019	YEAR ENDED MARCH 31, 2018	YEAR ENDED MARCH 31, 2017	YEAR ENDED MARCH 31, 2016

Net Asset Value, Beginning of Period	$10.65	$10.36	$10.21	$10.37	$10.58	$10.65

Income from Investment Operations:
Net investment income[1]	0.09	0.29	0.28	0.20	0.17	0.15
Net realized and unrealized gain/(loss)	0.46	0.28	0.15	(0.15)	(0.10)	(0.02)

Total Income from Investment Operations	0.55	0.57	0.43	0.05	0.07	0.13

Less Distributions:
From net investment income	(0.09)	(0.28)	(0.28)	(0.21)	(0.17)	(0.15)
From net capital gains	—	—	—	—	(0.11)	(0.05)

Total Distributions	(0.09)	(0.28)	(0.28)	(0.21)	(0.28)	(0.20)

Net Asset Value, End of Period	$11.11	$10.65	$10.36	$10.21	$10.37	$10.58

Total Return	5.19%[2]	5.60%	4.29%	0.43%	0.68%	1.28%

Ratios/Supplemental Data:
Net Assets, end of the period (in thousands)	$40,061	$693,038	$708,645	$768,254	$1,064,551	$1,094,444
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	0.48%[3]	0.48%	0.47%	0.46%	0.45%	0.46%
After expense waivers and reimbursements	0.48%[3]	0.48%	0.47%	0.46%	0.45%	0.46%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	1.67%[3]	2.69%	2.74%	1.97%	1.63%	1.44%
Portfolio Turnover Rate	180%[2]	393%	277%	251%	252%	309%

[1]	Per share numbers have been calculated using the average share method.
[2]	Non-Annualized.
[3]	Annualized.

See accompanying Notes to Financial Statements.

243 / Semi-Annual Report September 2020

Metropolitan West Funds

Financial Highlights

	INVESTMENT GRADE CREDIT FUND CLASS M*
	SIX MONTHS ENDED SEPTEMBER 30, 2020 (UNAUDITED)	YEAR ENDED MARCH 31, 2020	PERIOD ENDED MARCH 31, 2019

Net Asset Value, Beginning of Period	$9.65	$10.31	$10.00

Income from Investment Operations:
Net investment income[1]	0.36	1.05	0.55
Net realized and unrealized gain/(loss)	0.35	(0.55)	0.33

Total Income from Investment Operations	0.71	0.50	0.88

Less Distributions:
From net investment income	(0.37)	(1.05)	(0.55)
From net capital gains	—	(0.11)	(0.02)

Total Distributions	(0.37)	(1.16)	(0.57)

Net Asset Value, End of Period	$9.99	$9.65	$10.31

Total Return	7.41%[2]	4.80%	9.02%[2]

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$1,762	$837	$799
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	2.91%[3]	3.86%	4.78%[3]
After expense waivers and reimbursements	0.70%[3]	0.70%	0.70%[3]
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	7.29%[3]	10.33%	7.20%[3]
Portfolio Turnover Rate	34%[2]	76%	199%[2]

[1]	Per share numbers have been calculated using the average share method.
[2]	Non-Annualized.
[3]	Annualized.
*	The Investment Grade Credit Fund Class M Shares commenced operations on June 29, 2018.

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2020 / 244

Metropolitan West Funds

Financial Highlights

	INVESTMENT GRADE CREDIT FUND CLASS I*
	SIX MONTHS ENDED SEPTEMBER 30, 2020 (UNAUDITED)	YEAR ENDED MARCH 31, 2020	PERIOD ENDED MARCH 31, 2019

Net Asset Value, Beginning of Period	$9.65	$10.31	$10.00

Income from Investment Operations:
Net investment income[1]	0.38	1.07	0.55
Net realized and unrealized gain	0.34	(0.55)	0.34

Total Income from Investment Operations	0.72	0.52	0.89

Less Distributions:
From net investment income	(0.38)	(1.07)	(0.56)
From net capital gains	—	(0.11)	(0.02)

Total Distributions	(0.38)	(1.18)	(0.58)

Net Asset Value, End of Period	$9.99	$9.65	$10.31

Total Return	7.52%[2]	5.02%	9.20%[2]

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$10,813	$6,431	$5,081
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	2.67%[3]	3.61%	4.53%[3]
After expense waivers and reimbursements	0.49%[3]	0.49%	0.49%[3]
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	7.64%[3]	10.54%	7.29%[3]
Portfolio Turnover Rate	34%[2]	76%	199%[2]

[1]	Per share numbers have been calculated using the average share method.
[2]	Non-Annualized.
[3]	Annualized.
*	The Investment Grade Credit Fund Class I Shares commenced operations on June 29, 2018.

See accompanying Notes to Financial Statements.

245 / Semi-Annual Report September 2020

Metropolitan West Funds

Financial Highlights

	LOW DURATION BOND FUND CLASS M
	SIX MONTHS ENDED SEPTEMBER 30, 2020 (UNAUDITED)	YEAR ENDED MARCH 31, 2020	YEAR ENDED MARCH 31, 2019	YEAR ENDED MARCH 31, 2018	YEAR ENDED MARCH 31, 2017	YEAR ENDED MARCH 31, 2016

Net Asset Value, Beginning of Period	$8.65	$8.68	$8.63	$8.72	$8.73	$8.81

Income from Investment Operations:
Net investment income[1]	0.06	0.20	0.20	0.13	0.10	0.10
Net realized and unrealized gain/(loss)	0.24	(0.03)	0.05	(0.09)	(0.00)[2]	(0.08)

Total Income from Investment Operations	0.30	0.17	0.25	0.04	0.10	0.02

Less Distributions:
From net investment income	(0.06)	(0.20)	(0.20)	(0.13)	(0.10)	(0.10)
From net capital gains	—	—	—	—	(0.01)	—
Return of Capital	—	—	(0.00)[2]	—	—	—

Total Distributions	(0.06)	(0.20)	(0.20)	(0.13)	(0.11)	(0.10)

Net Asset Value, End of Period	$8.89	$8.65	$8.68	$8.63	$8.72	$8.73

Total Return	3.47%[3]	1.93%	2.93%	0.48%	1.25%	0.22%

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$413,195	$449,701	$580,434	$975,388	$1,284,692	$1,492,411
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	0.62%[4]	0.62%	0.62%	0.62%	0.61%	0.62%
After expense waivers and reimbursements	0.62%[4]	0.62%	0.62%	0.62%	0.61%	0.62%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	1.38%[4]	2.32%	2.29%	1.45%	1.19%	1.16%
Portfolio Turnover Rate	100%[3]	233%	174%	200%	95%	119%

[1]	Per share numbers have been calculated using the average share method.
[2]	Amount is greater than $(0.005) per share.
[3]	Non-Annualized.
[4]	Annualized.

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2020 / 246

Metropolitan West Funds

Financial Highlights

	LOW DURATION BOND FUND CLASS I
	SIX MONTHS ENDED SEPTEMBER 30, 2020 (UNAUDITED)	YEAR ENDED MARCH 31, 2020	YEAR ENDED MARCH 31, 2019	YEAR ENDED MARCH 31, 2018	YEAR ENDED MARCH 31, 2017	YEAR ENDED MARCH 31, 2016

Net Asset Value, Beginning of Period	$8.65	$8.68	$8.64	$8.72	$8.73	$8.81

Income from Investment Operations:
Net investment income[1]	0.07	0.22	0.22	0.15	0.12	0.12
Net realized and unrealized gain/(loss)	0.24	(0.03)	0.04	(0.08)	(0.00)[2]	(0.08)

Total Income from Investment Operations	0.31	0.19	0.26	0.07	0.12	0.04

Less Distributions:
From net investment income	(0.07)	(0.22)	(0.22)	(0.15)	(0.12)	(0.12)
From net capital gains	—	—	—	—	(0.01)	—
Return of Capital	—	—	(0.00)[2]	—	—	—

Total Distributions	(0.07)	(0.22)	(0.22)	(0.15)	(0.13)	(0.12)

Net Asset Value, End of Period	$8.89	$8.65	$8.68	$8.64	$8.72	$8.73

Total Return	3.58%[3]	2.14%	3.03%	0.81%	1.46%	0.44%

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$1,742,942	$1,456,456	$1,578,279	$1,685,415	$1,816,633	$1,915,270
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	0.41%[4]	0.42%	0.41%	0.40%	0.40%	0.39%
After expense waivers and reimbursements	0.41%[4]	0.42%	0.41%	0.40%	0.40%	0.39%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	1.58%[4]	2.51%	2.53%	1.68%	1.40%	1.39%
Portfolio Turnover Rate	100%[3]	233%	174%	200%	95%	119%

[1]	Per share numbers have been calculated using the average share method.
[2]	Amount is greater than $(0.005) per share.
[3]	Non-Annualized.
[4]	Annualized.

See accompanying Notes to Financial Statements.

247 / Semi-Annual Report September 2020

Metropolitan West Funds

Financial Highlights

	LOW DURATION BOND FUND ADMINISTRATIVE CLASS
	SIX MONTHS ENDED SEPTEMBER 30, 2020 (UNAUDITED)	YEAR ENDED MARCH 31, 2020	YEAR ENDED MARCH 31, 2019	YEAR ENDED MARCH 31, 2018	YEAR ENDED MARCH 31, 2017	YEAR ENDED MARCH 31, 2016

Net Asset Value, Beginning of Period	$11.18	$11.21	$11.16	$11.27	$11.27	$11.37

Income from Investment Operations:
Net investment income[1]	0.07	0.26	0.23	0.15	0.12	0.12
Net realized and unrealized gain/(loss)	0.30	(0.05)	0.06	(0.10)	0.01	(0.11)

Total Income from Investment Operations	0.37	0.21	0.29	0.05	0.13	0.01

Less Distributions:

From net investment income	(0.07)	(0.24)	(0.24)	(0.16)	(0.12)	(0.11)
From net capital gains	—	—	—	—	(0.01)	—
Return of Capital	—	—	(0.00)[2]	—	—	—

Total Distributions	(0.07)	(0.24)	(0.24)	(0.16)	(0.13)	(0.11)

Net Asset Value, End of Period	$11.48	$11.18	$11.21	$11.16	$11.27	$11.27

Total Return	3.32%[3]	1.90%	2.68%	0.43%	1.22%	0.13%

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$92	$94	$415	$5,374	$7,210	$7,359
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	0.73%[4]	0.72%	0.72%	0.72%	0.72%	0.72%
After expense waivers and reimbursements	0.73%[4]	0.72%	0.72%	0.72%	0.72%	0.72%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	1.27%[4]	2.27%	2.02%	1.35%	1.08%	1.07%
Portfolio Turnover Rate	100%[3]	233%	174%	200%	95%	119%
1 Per share numbers have been calculated using the average share method.

2 Amount is greater than $(0.005) per share.

3 Non-Annualized.

4 Annualized.

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2020 / 248

Metropolitan West Funds

Financial Highlights

	STRATEGIC INCOME FUND CLASS M
	SIX MONTHS ENDED SEPTEMBER 30, 2020 (UNAUDITED)	YEAR ENDED MARCH 31, 2020	YEAR ENDED MARCH 31, 2019	YEAR ENDED MARCH 31, 2018	YEAR ENDED MARCH 31, 2017	YEAR ENDED MARCH 31, 2016

Net Asset Value, Beginning of Period	$7.29	$7.89	$7.99	$8.05	$7.99	$8.32

Income from Investment Operations:
Net investment income[1]	0.22	0.31	0.32	0.25	0.27	0.28
Net realized and unrealized gain/(loss)	0.49	(0.60)	(0.09)	(0.03)	0.04	(0.33)

Total Income/(Loss) from Investment Operations	0.71	(0.29)	0.23	0.22	0.31	(0.05)

Less Distributions:
From net investment income	(0.22)	(0.31)	(0.33)	(0.28)	(0.25)	(0.28)

Net Asset Value, End of Period	$7.78	$7.29	$7.89	$7.99	$8.05	$7.99

Total Return	9.75%[2]	(3.86)%	3.01%	2.78%	3.91%	(0.57)%

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$14,123	$10,413	$17,908	$26,420	$44,430	$59,072
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	2.35%[3,4]	2.43%	1.84%[5]	2.45%	2.09%	1.87%
After expense waivers and reimbursements	2.35%[3]	2.35%	1.84%	2.35%	2.09%	1.87%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	5.63%[3]	3.95%	4.10%	3.15%	3.36%	3.46%
Portfolio Turnover Rate	11%[2]	50%	36%	32%	42%	20%

1 Per share numbers have been calculated using the average share method.

2 Non-Annualized.

3 Annualized.

4 Includes recoupment of past waived fees. Excluding the recoupment of past waived fees, the ratio would have been 2.17%.

5 Includes recoupment of past waived fees. Excluding the recoupment of past waived fees, the ratio would have been 1.67%.

See accompanying Notes to Financial Statements.

249 / Semi-Annual Report September 2020

Metropolitan West Funds

Financial Highlights

	STRATEGIC INCOME FUND CLASS I
	SIX MONTHS ENDED SEPTEMBER 30, 2020 (UNAUDITED)	YEAR ENDED MARCH 31, 2020	YEAR ENDED MARCH 31, 2019	YEAR ENDED MARCH 31, 2018	YEAR ENDED MARCH 31, 2017	YEAR ENDED MARCH 31, 2016

Net Asset Value, Beginning of Period	$7.29	$7.89	$7.98	$8.05	$7.98	$8.31

Income from Investment Operations:
Net investment income[1]	0.22	0.33	0.35	0.27	0.29	0.31
Net realized and unrealized gain/(loss)	0.48	(0.60)	(0.09)	(0.04)	0.05	(0.33)

Total Income/(Loss) from Investment Operations	0.70	(0.27)	0.26	0.23	0.34	(0.02)

Less Distributions:
From net investment income	(0.22)	(0.33)	(0.35)	(0.30)	(0.27)	(0.31)

Net Asset Value, End of Period	$7.77	$7.29	$7.89	$7.98	$8.05	$7.98

Total Return	9.67%[2]	(3.61)%	3.41%	2.90%	4.32%	(0.25)%

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$22,042	$48,252	$67,310	$69,791	$70,556	$61,018
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	2.02%[3,4]	2.20%	1.53%[5]	2.22%	1.84%	1.54%
After expense waivers and reimbursements	2.02%[3]	2.10%	1.53%	2.10%	1.84%	1.54%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	5.80%[3]	4.23%	4.45%	3.40%	3.64%	3.78%
Portfolio Turnover Rate	11%[2]	50%	36%	32%	42%	20%

1 Per share numbers have been calculated using the average share method.

2 Non-Annualized.

3 Annualized.

4 Includes recoupment of past waived fees. Excluding the recoupment of past waived fees, the ratio would have been 1.69%.

5 Includes recoupment of past waived fees. Excluding the recoupment of past waived fees, the ratio would have been 1.41%.

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2020 / 250

Metropolitan West Funds

Financial Highlights

	TOTAL RETURN BOND FUND CLASS M
	SIX MONTHS ENDED SEPTEMBER 30, 2020 (UNAUDITED)	YEAR ENDED MARCH 31, 2020	YEAR ENDED MARCH 31, 2019	YEAR ENDED MARCH 31, 2018	YEAR ENDED MARCH 31, 2017	YEAR ENDED MARCH 31, 2016

Net Asset Value, Beginning of Period	$11.12	$10.64	$10.46	$10.57	$10.83	$11.02

Income from Investment Operations:
Net investment income[1]	0.08	0.26	0.28	0.21	0.18	0.18
Net realized and unrealized gain/(loss)	0.50	0.57	0.18	(0.11)	(0.11)	(0.07)

Total Income from Investment Operations	0.58	0.83	0.46	0.10	0.07	0.11

Less Distributions:
From net investment income	(0.08)	(0.26)	(0.28)	(0.21)	(0.18)	(0.18)
From net capital gains	—	(0.09)	—	—	(0.15)	(0.12)

Total Distributions	(0.08)	(0.35)	(0.28)	(0.21)	(0.33)	(0.30)

Net Asset Value, End of Period	$11.62	$11.12	$10.64	$10.46	$10.57	$10.83

Total Return	5.26%[2]	7.93%	4.49%	0.94%	0.70%	0.99%

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$9,890,285	$8,979,527	$9,560,056	$11,617,735	$15,223,666	$16,488,095
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	0.66%[3]	0.67%	0.67%	0.67%	0.67%	0.66%
After expense waivers and reimbursements	0.66%[3]	0.67%	0.67%	0.67%	0.67%	0.66%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	1.45%[3]	2.38%	2.68%	1.96%	1.71%	1.64%
Portfolio Turnover Rate	206%[2]	405%	255%	291%	313%	303%

1 Per share numbers have been calculated using the average share method.

2 Non-Annualized.

3 Annualized.

See accompanying Notes to Financial Statements.

251 / Semi-Annual Report September 2020

Metropolitan West Funds

Financial Highlights

	TOTAL RETURN BOND FUND CLASS I

	SIX MONTHS ENDED SEPTEMBER 30, 2020 (UNAUDITED)	YEAR ENDED MARCH 31, 2020	YEAR ENDED MARCH 31, 2019	YEAR ENDED MARCH 31, 2018	YEAR ENDED MARCH 31, 2017	YEAR ENDED MARCH 31, 2016

Net Asset Value, Beginning of Period	$11.12	$10.64	$10.46	$10.57	$10.83	$11.01

Income from Investment Operations:
Net investment income[1]	0.10	0.28	0.30	0.23	0.21	0.20
Net realized and unrealized gain/(loss)	0.50	0.57	0.18	(0.11)	(0.11)	(0.06)

Total Income from Investment Operations	0.60	0.85	0.48	0.12	0.10	0.14

Less Distributions:
From net investment income	(0.10)	(0.28)	(0.30)	(0.23)	(0.21)	(0.20)
From net capital gains	—	(0.09)	—	—	(0.15)	(0.12)

Total Distributions	(0.10)	(0.37)	(0.30)	(0.23)	(0.36)	(0.32)

Net Asset Value, End of Period	$11.62	$11.12	$10.64	$10.46	$10.57	$10.83

Total Return	5.38%[2]	8.16%	4.72%	1.17%	0.93%	1.31%

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$51,738,458	$46,086,494	$40,927,700	$47,327,297	$49,013,553	$46,277,563
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	0.44%[3]	0.45%	0.44%	0.44%	0.44%	0.43%
After expense waivers and reimbursements	0.44%[3]	0.45%	0.44%	0.44%	0.44%	0.43%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	1.67%[3]	2.60%	2.91%	2.19%	1.94%	1.87%
Portfolio Turnover Rate	206%[2]	405%	255%	291%	313%	303%

1 Per share numbers have been calculated using the average share method.

2 Non-Annualized.

3 Annualized.

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2020 / 252

Metropolitan West Funds

Financial Highlights

	TOTAL RETURN BOND FUND CLASS I-2*

	SIX MONTHS ENDED SEPTEMBER 30, 2020 (UNAUDITED)	PERIOD ENDED MARCH 31, 2020

Net Asset Value, Beginning of Period	$11.12	$11.48

Income from Investment Operations:
Net investment income[1]	0.09	0.02
Net realized and unrealized gain/(loss)	0.53	(0.36)

Total Income/(Loss) from Investment Operations	0.62	(0.34)

Less Distributions:
From net investment income	(0.12)	(0.02)

Net Asset Value, End of Period	$11.62	$11.12

Total Return[2]	5.55%	(2.93)%

Ratios/Supplemental Data:
Net Assets, end of period	$81,389	$97 [3]
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements[4]	0.40%	0.33%
After expense waivers and reimbursements[4]	0.40%	0.33%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements[4]	1.64%	3.49%
Portfolio Turnover Rate[2]	206%	405%

1 Per share numbers have been calculated using the average share method.

2 Non-Annualized.

3 Represents the whole number without rounding to the 000s.

4 Annualized.

* The Total Return Bond Fund Class I-2 Shares commenced operations on March 6, 2020.

See accompanying Notes to Financial Statements.

253 / Semi-Annual Report September 2020

Metropolitan West Funds

Financial Highlights

	TOTAL RETURN BOND FUND ADMINISTRATIVE CLASS

	SIX MONTHS ENDED SEPTEMBER 30, 2020 (UNAUDITED)	YEAR ENDED MARCH 31, 2020	YEAR ENDED MARCH 31, 2019	YEAR ENDED MARCH 31, 2018	YEAR ENDED MARCH 31, 2017	YEAR ENDED MARCH 31, 2016

Net Asset Value, Beginning of Period	$11.13	$10.65	$10.47	$10.58	$10.84	$11.02

Income from Investment Operations:
Net investment income[1]	0.08	0.25	0.27	0.20	0.17	0.16
Net realized and unrealized gain/(loss)	0.50	0.57	0.18	(0.11)	(0.11)	(0.06)

Total Income from Investment Operations	0.58	0.82	0.45	0.09	0.06	0.10

Less Distributions:
From net investment income	(0.08)	(0.25)	(0.27)	(0.20)	(0.17)	(0.16)

From net capital gains	—	(0.09)	—	—	(0.15)	(0.12)

Total Distributions	(0.08)	(0.34)	(0.27)	(0.20)	(0.32)	(0.28)

Net Asset Value, End of Period	$11.63	$11.13	$10.65	$10.47	$10.58	$10.84

Total Return	5.20%[2]	7.80%	4.36%	0.83%	0.59%	0.96%

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$1,989,378	$1,739,034	$1,011,637	$975,897	$768,125	$291,168
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	0.78%[3]	0.78%	0.78%	0.78%	0.78%	0.78%
After expense waivers and reimbursements	0.78%[3]	0.78%	0.78%	0.78%	0.78%	0.78%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	1.33%[3]	2.26%	2.58%	1.87%	1.62%	1.51%
Portfolio Turnover Rate	206%[2]	405%	255%	291%	313%	303%

1 Per share numbers have been calculated using the average share method.

2 Non-Annualized.

3 Annualized.

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2020 / 254

Metropolitan West Funds

Financial Highlights

	TOTAL RETURN BOND FUND PLAN CLASS

	SIX MONTHS ENDED SEPTEMBER 30, 2020 (UNAUDITED)	YEAR ENDED MARCH 31, 2020	YEAR ENDED MARCH 31, 2019	YEAR ENDED MARCH 31, 2018	YEAR ENDED MARCH 31, 2017	YEAR ENDED MARCH 31, 2016

Net Asset Value, Beginning of Period	$10.46	$10.01	$9.84	$9.95	$10.20	$10.38

Income from Investment Operations:
Net investment income[1]	0.09	0.28	0.29	0.23	0.20	0.20
Net realized and unrealized gain/(loss)	0.47	0.54	0.17	(0.11)	(0.10)	(0.07)

Total Income from Investment Operations	0.56	0.82	0.46	0.12	0.10	0.13

Less Distributions:
From net investment income	(0.09)	(0.28)	(0.29)	(0.23)	(0.20)	(0.19)
From net capital gains	—	(0.09)	—	—	(0.15)	(0.12)

Total Distributions	(0.09)	(0.37)	(0.29)	(0.23)	(0.35)	(0.31)

Net Asset Value, End of Period	$10.93	$10.46	$10.01	$9.84	$9.95	$10.20

Total Return	5.41%[2]	8.29%	4.80%	1.18%	1.03%	1.33%

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$25,711,654	$23,822,841	$20,611,577	$18,363,121	$13,687,733	$10,702,029
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	0.37%[3]	0.37%	0.37%	0.37%	0.37%	0.38%
After expense waivers and reimbursements	0.37%[3]	0.37%	0.37%	0.37%	0.37%	0.38%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	1.75%[3]	2.67%	3.00%	2.28%	2.01%	1.93%
Portfolio Turnover Rate	206%[2]	405%	255%	291%	313%	303%

1 Per share numbers have been calculated using the average share method.

2 Non-Annualized.

3 Annualized.

See accompanying Notes to Financial Statements.

255 / Semi-Annual Report September 2020

Metropolitan West Funds

Financial Highlights

	ULTRA SHORT BOND FUND CLASS M

	SIX MONTHS ENDED SEPTEMBER 30, 2020 (UNAUDITED)	YEAR ENDED MARCH 31, 2020	YEAR ENDED MARCH 31, 2019	YEAR ENDED MARCH 31, 2018	YEAR ENDED MARCH 31, 2017	YEAR ENDED MARCH 31, 2016

Net Asset Value, Beginning of Period	$4.23	$4.26	$4.25	$4.27	$4.27	$4.29

Income from Investment Operations:
Net investment income[1]	0.01	0.11	0.09	0.05	0.04	0.03
Net realized and unrealized gain/(loss)	0.04	(0.03)	0.01	(0.02)	0.01	(0.02)

Total Income from Investment Operations	0.05	0.08	0.10	0.03	0.05	0.01

Less Distributions:
From net investment income	(0.02)	(0.11)	(0.09)	(0.05)	(0.04)	(0.03)
From net capital gains	—	—	—	—	(0.01)	—

Total Distributions	(0.02)	(0.11)	(0.09)	(0.05)	(0.05)	(0.03)

Net Asset Value, End of Period	$4.26	$4.23	$4.26	$4.25	$4.27	$4.27

Total Return	1.07%[2]	1.85%	2.37%	0.68%	1.14%	0.18%

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$65,198	$28,355	$34,376	$50,777	$66,238	$78,212
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	0.65%[3]	0.77%	0.74%	0.69%	0.67%	0.68%
After expense waivers and reimbursements	0.50%[3]	0.50%	0.50%	0.50%	0.50%	0.50%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	0.68%[3]	2.53%	2.08%	1.14%	0.97%	0.66%
Portfolio Turnover Rate	50%[2]	303%	172%	183%	63%	37%

1 Per share numbers have been calculated using the average share method.

2 Non-Annualized.

3 Annualized.

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2020 / 256

Metropolitan West Funds

Financial Highlights

	ULTRA SHORT BOND FUND CLASS I

	SIX MONTHS ENDED SEPTEMBER 30, 2020 (UNAUDITED)	YEAR ENDED MARCH 31, 2020	YEAR ENDED MARCH 31, 2019	YEAR ENDED MARCH 31, 2018	YEAR ENDED MARCH 31, 2017	YEAR ENDED MARCH 31, 2016

Net Asset Value, Beginning of Period	$4.23	$4.27	$4.26	$4.27	$4.28	$4.30

Income from Investment Operations:
Net investment income[1]	0.02	0.12	0.10	0.06	0.05	0.04
Net realized and unrealized gain/(loss)	0.04	(0.04)	0.01	(0.01)	(0.00)[2]	(0.03)

Total Income from Investment Operations	0.06	0.08	0.11	0.05	0.05	0.01

Less Distributions:
From net investment income	(0.02)	(0.12)	(0.10)	(0.06)	(0.05)	(0.03)
From net capital gains	—	—	—	—	(0.01)	—

Total Distributions	(0.02)	(0.12)	(0.10)	(0.06)	(0.06)	(0.03)

Net Asset Value, End of Period	$4.27	$4.23	$4.27	$4.26	$4.27	$4.28

Total Return	1.39%[3]	1.78%	2.53%	1.08%	1.06%	0.34%

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$170,689	$76,340	$68,020	$68,698	$70,744	$74,751
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	0.45%[4]	0.58%	0.56%	0.52%	0.49%	0.50%
After expense waivers and reimbursements	0.34%[4]	0.34%	0.34%	0.34%	0.34%	0.34%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	0.84%[4]	2.70%	2.27%	1.30%	1.13%	0.83%
Portfolio Turnover Rate	50%[3]	303%	172%	183%	63%	37%

1 Per share numbers have been calculated using the average share method.

2 Amount is greater than $(0.005) per share.

3 Non-Annualized.

4 Annualized.

See accompanying Notes to Financial Statements.

257 / Semi-Annual Report September 2020

Metropolitan West Funds

Financial Highlights

	UNCONSTR.AINED BOND FUND CLASS M
	SIX MONTHS ENDED SEPTEMBER 30, 2020 (UNAUDITED)	YEAR ENDED MARCH 31, 2020	YEAR ENDED MARCH 31, 2019	YEAR ENDED MARCH 31, 2018	YEAR ENDED MARCH 31, 2017	YEAR ENDED MARCH 31, 2016

Net Asset Value, Beginning of Period	$11.12	$11.80	$11.83	$11.90	$11.72	$11.95

Income from Investment Operations:
Net investment income[1]	0.16	0.42	0.41	0.29	0.25	0.23
Net realized and unrealized gain/(loss)	0.78	(0.69)	(0.03)	(0.03)	0.22	(0.23)

Total Income/(Loss) from Investment Operations	0.94	(0.27)	0.38	0.26	0.47	—

Less Distributions:
From net investment income	(0.16)	(0.41)	(0.41)	(0.31)	(0.25)	(0.23)
From net capital gains	—	—	—	(0.02)	(0.04)	—
Return of Capital	—	—	(0.00)[2]	—	—	—

Total Distributions	(0.16)	(0.41)	(0.41)	(0.33)	(0.29)	(0.23)

Net Asset Value, End of Period	$11.90	$11.12	$11.80	$11.83	$11.90	$11.72

Total Return	8.47%[3]	(2.47)%	3.31%	2.18%	4.11%	(0.02)%

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$258,552	$267,139	$454,968	$642,999	$1,460,884	$827,053
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	1.03%[4]	1.03%	1.03%[5]	1.05%	1.04%[6]	1.04%
After expense waivers and reimbursements	1.03%[4]	1.03%	1.03%	1.04%	1.04%	1.04%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	2.76%[4]	3.49%	3.46%	2.39%	2.13%	1.95%
Portfolio Turnover Rate	62%[3]	85%	43%	62%	33%	23%

1 Per share numbers have been calculated using the average share method.

2 Amount is greater than $(0.005) per share.

3 Non-Annualized.

4 Annualized.

5 Includes recoupment of past waived fees. Excluding the recoupment of past waived fees, the ratio would have been 0.99%.

6 Includes recoupment of past waived fees. Excluding the recoupment of past waived fees, the ratio would have been 1.02%.

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2020 / 258

Metropolitan West Funds

Financial Highlights

	UNCONSTRAINED BOND FUND CLASS I
	SIX MONTHS ENDED SEPTEMBER 30, 2020 (UNAUDITED)	YEAR ENDED MARCH 31, 2020	YEAR ENDED MARCH 31, 2019	YEAR ENDED MARCH 31, 2018	YEAR ENDED MARCH 31, 2017	YEAR ENDED MARCH 31, 2016

Net Asset Value, Beginning of Period	$11.12	$11.79	$11.82	$11.89	$11.71	$11.94

Income from Investment Operations:
Net investment income[1]	0.18	0.44	0.44	0.33	0.29	0.27
Net realized and unrealized gain/(loss)	0.76	(0.67)	(0.02)	(0.04)	0.22	(0.24)

Total Income/(Loss) from Investment Operations	0.94	(0.23)	0.42	0.29	0.51	0.03

Less Distributions:
From net investment income	(0.17)	(0.44)	(0.45)	(0.34)	(0.29)	(0.26)
From net capital gains	—	—	—	(0.02)	(0.04)	—
Return of Capital	—	—	(0.00)[2]	—	—	—

Total Distributions	(0.17)	(0.44)	(0.45)	(0.36)	(0.33)	(0.26)

Net Asset Value, End of Period	$11.89	$11.12	$11.79	$11.82	$11.89	$11.71

Total Return	8.53%[3]	(2.11)%	3.60%	2.49%	4.43%	0.29%

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$2,903,417	$2,760,187	$2,651,631	$2,627,294	$1,996,550	$1,395,583
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	0.75%[4]	0.75%	0.75%	0.73%	0.73%	0.73%
After expense waivers and reimbursements	0.75%[4]	0.75%	0.75%	0.73%	0.73%	0.73%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	3.04%[4]	3.72%	3.76%	2.77%	2.46%	2.25%
Portfolio Turnover Rate	62%[3]	85%	43%	62%	33%	23%

1 Per share numbers have been calculated using the average share method.

2 Amount is greater than $(0.005) per share.

3 Non-Annualized.

4 Annualized.

See accompanying Notes to Financial Statements.

259 / Semi-Annual Report September 2020

Metropolitan West Funds

Financial Highlights

	UNCONSTRAINED BOND FUND PLAN CLASS*
	SIX MONTHS ENDED SEPTEMBER 30, 2020 (UNAUDITED)	PERIOD ENDED MARCH 31, 2020

Net Asset Value, Beginning of Period	$11.11	$11.96

Income from Investment Operations:
Net investment income[1]	0.18	0.03
Net realized and unrealized gain/(loss)	0.77	(0.85)

Total Income/(Loss) from Investment Operations	0.95	(0.82)

Less Distributions:
From net investment income	(0.18)	(0.03)

Net Asset Value, End of Period	$11.88	$11.11

Total Return	8.59%[2]	(6.88)%[2]

Ratios/Supplemental Data:
Net Assets, end of period	$84,377	$93 [3]
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	0.69%[4]	0.68%[4]
After expense waivers and reimbursements	0.69%[4]	0.68%[4]
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	3.09%[4]	4.06%[4]
Portfolio Turnover Rate	62%[2]	85%[2]

1 Per share numbers have been calculated using the average share method.

2 Non-Annualized.

3 Represents the whole number without rounding to the 000s.

4 Annualized.

* The Unconstrained Bond Fund Plan Class Shares commenced operations on March 6, 2020.

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2020 / 260

Notes to Financial Statements

September 30, 2020 (Unaudited)

1.	SUMMARY OF ORGANIZATION

The Metropolitan West Funds (the “Trust”) is an open-end management investment company organized as a Delaware statutory trust on December 9, 1996 and registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Metropolitan West Asset Management, LLC (the “Adviser”), a federally registered investment adviser, provides the Funds (as defined below) with investment management services. The Trust currently consists of twelve separate portfolios (each a “Fund” and collectively, the “Funds”): Metropolitan West Alpha Trak 500 Fund (the “Alpha Trak 500 Fund”), Metropolitan West Corporate Bond Fund (the “Corporate Bond Fund”), Metropolitan West Flexible Income Fund (the “Flexible Income Fund”), Metropolitan West Floating Rate Income Fund (the “Floating Rate Income Fund”), Metropolitan West High Yield Bond Fund (the “High Yield Bond Fund”), Metropolitan West Intermediate Bond Fund (the “Intermediate Bond Fund”), Metropolitan West Investment Grade Credit Fund (the “Investment Grade Credit Fund”), Metropolitan West Low Duration Bond Fund (the “Low Duration Bond Fund”), Metropolitan West Strategic Income Fund (the “Strategic Income Fund”), Metropolitan West Total Return Bond Fund (the “Total Return Bond Fund”), Metropolitan West Ultra Short Bond Fund (the “Ultra Short Bond Fund”) and Metropolitan West Unconstrained Bond Fund (the “Unconstrained Bond Fund”). The AlphaTrak 500 Fund commenced investment operations on June 29, 1998 with Class M shares. The Corporate Bond Fund commenced investment operations on June 29, 2018 with Class M and Class I shares. The Flexible Income Fund commenced investment operations on November 30, 2018 with Class M and Class I shares. The Floating Rate Income Fund commenced investment operations on June 28, 2013 with Class M and Class I shares. The High Yield Bond Fund commenced investment operations on September 30, 2002 with Class M shares. Class I was added on March 31, 2003. The Intermediate Bond Fund commenced investment operations on June 28, 2002 with Class I shares. Class M was added on June 30, 2004. The Investment Grade Credit Fund commenced investment operations on June 29, 2018 with Class M and Class I shares. The Low Duration Bond Fund commenced investment operations on March 31, 1997 with Class M shares. Class I was added on March 31, 2000, and the Administrative Class was added on September 22, 2009. The Strategic Income Fund commenced investment operations on June 30, 2003 with Class M shares. Class I was added on March 31, 2004. The Total Return Bond Fund commenced investment operations on March 31, 1997 with Class M shares. Class I was added on March 31, 2000; Class I-2 was added on March 6, 2020; Administrative Class was added on December 18, 2009; and the Plan Class was added on July 31, 2011. The Ultra Short Bond Fund commenced investment operations on June 30, 2003 with Class M shares. Class I was added on July 31, 2004. The Unconstrained Bond Fund commenced investment operations on September 30, 2011 with Class M and Class I shares; the Plan Class was added on March 6, 2020. Each Fund is an investment company following the accounting and reporting guidance in Financial Accounting Standards Board (the “FASB”) Accounting Standards Codification (the “ASC”) No. 946, Financial Services – Investment Companies.

The AlphaTrak 500 Fund seeks to achieve a total return that exceeds the total return of the Standard & Poor’s 500 Index (the “S&P 500 Index”). The Fund combines non-leveraged investments in S&P 500 Index futures contracts and/or swaps with a diversified portfolio of fixed income securities of varying maturities with a portfolio duration of up to three years. The Fund’s dollar-weighted average maturity is up to five years.

The Corporate Bond Fund seeks to maximize long-term total return, by investing, under normal circumstances, at least 80% of its assets, which includes borrowings for investment purposes, in a diversified portfolio of corporate debt instruments of varying maturities issued by U.S. and foreign corporations domiciled in developed market and emerging market countries. There is no limit on the weighted average maturity of the Fund’s portfolio, and the Fund’s average portfolio duration is expected, but not required, to vary from three to nine years.

The Flexible Income Fund seeks a high level of current income with a secondary objective of long-term capital appreciation by utilizing a flexible investment approach that allocates investments across a range of global investment opportunities related to credit, currencies and interest rates.

The Floating Rate Income Fund seeks primarily to maximize current income with a secondary objective of long term capital appreciation, by investing normally at least 80% of its net assets, which includes borrowings for investment purposes, in floating rate investments and in investments that are the economic equivalent of floating rate investments. The Fund’s portfolio securities may have any duration or maturity.

The High Yield Bond Fund seeks to maximize long-term total return consistent with preservation of capital. This Fund invests in a diversified portfolio of high-yield, fixed income securities of varying maturities with a portfolio duration of two to eight years. The Fund’s dollar-weighted average maturity is expected to range from two to fifteen years.

The Intermediate Bond Fund seeks to maximize current income, consistent with preservation of capital. This Fund invests in a diversified portfolio of fixed income securities of varying maturities with a portfolio duration of one to six years. The Fund’s dollar-weighted average maturity is expected to range from three to seven years.

261 / Semi-Annual Report September 2020

Notes to Financial Statements (Continued)

The Investment Grade Credit Fund seeks to maximize long-term total return. This Fund invests in a diversified portfolio of investment grade fixed income securities of varying maturities. There is no limit on the weighted average maturity of the Fund’s portfolio, and the Fund’s average portfolio duration is expected, but not required, to vary from two to eight years.

The Low Duration Bond Fund seeks to maximize current income, consistent with preservation of capital. This Fund invests in a diversified portfolio of fixed income securities of varying maturities with a portfolio duration of up to three years. The Fund’s dollar-weighted average maturity is expected to range from one to five years.

The Strategic Income Fund seeks to maximize long-term total return without tracking any particular markets or indices. This Fund uses techniques intended to provide absolute (positive) returns in all markets by employing a strategy intended to produce high income while exploiting disparities or inefficiencies in markets. The Fund focuses on inefficiencies related to secured or asset-backed debt compared with unsecured and subordinated debt or equity of companies and issuers. Additionally, the Fund focuses on longer-term cyclical anomalies in the fixed income markets to both enhance yield and realize potential price appreciation. These anomalies include shifts in the portfolio’s duration, yield curve anomalies, and sector- and issue-specific dislocations.

The Total Return Bond Fund seeks to maximize long-term total return. This Fund invests in a diversified portfolio of fixed income securities of varying maturities with a portfolio duration of two to eight years. The Fund’s dollar-weighted average maturity is expected to range from two to fifteen years.

The Ultra Short Bond Fund seeks to maximize current income, consistent with preservation of capital. This Fund invests in a diversified portfolio of fixed income securities of varying maturities with a portfolio duration of up to one year. The Fund’s dollar-weighted average portfolio maturity normally exceeds one year.

The Unconstrained Bond Fund seeks to provide investors with positive long-term returns irrespective of general securities market conditions. The Fund intends to pursue its objective by utilizing a flexible investment approach that allocates investments across a range of global investment opportunities related to credit, currencies and interest rates. There is no limit on the weighted average maturity of the Fund’s portfolio, and the average portfolio duration of the fixed income portion of the Fund’s portfolio is expected to vary from negative three (-3) years to positive eight (8) years.

A more complete description of the objectives and strategies of each of the Funds can be found in the Prospectuses and the Statement of Additional Information, which can be obtained at www.tcw.com or by calling (800) 241-4671.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust:

Net Asset Value:

The Net Asset Value (“NAV”) of each class of a Fund is determined by dividing the net assets attributable to each class of shares of the Fund by the number of issued and outstanding shares of the class of the Fund on each business day as of 4 p.m. ET.

Security Valuation:

Fixed income securities for which market quotations are readily available are valued at prices as provided by independent pricing vendors or broker quotes. The Funds receive pricing information from independent pricing vendors approved by the Board of Trustees (the “Board” or the “Board of Trustees”). Securities with a demand feature exercisable within one to seven days are valued at par. The Funds also use a benchmark pricing system to the extent vendors’ prices for their securities are either inaccurate (such as when the reported prices are different from recent known market transactions) or are not available from another pricing source. For a security priced using this system, the Adviser initially selects a proxy composed of a relevant security (e.g., U.S. Treasury Note) or benchmark (e.g., LIBOR) and a multiplier, divisor or margin that the Adviser believes would together best reflect changes in the market value of the security. The value of the security changes daily based on changes to the market price of the assigned benchmark. The benchmark pricing system is continuously reviewed by the Adviser and implemented according to the pricing policy reviewed by the Board. S&P 500 Index futures contracts are valued at the first sale price after 4 p.m. ET on the Chicago Mercantile Exchange. All other futures contracts are valued at the official settlement price of the exchange on which those securities are traded. Equity securities, including depository receipts, are valued at the last reported sale price or the market’s closing price on the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the average of the bid and asked prices. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange or market determined by the Adviser to be the broadest and most representative market, which may be either a securities exchange or the over-the-counter market. Equity options are valued at the average of the bid and asked prices. Securities and other assets that cannot be valued as described above will be valued at their fair value as determined by the Adviser under guidelines established by and under the general supervision and responsibility of the Board.

Semi-Annual Report September 2020 / 262

Notes to Financial Statements (Continued)

Investments in registered open-ended investment companies, including those classified as money market funds, are valued based upon the reported NAV of such investments.

Fair value methods approved by the Board of Trustees include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, and an evaluation of the forces that influenced the market in which the investments are purchased and sold. These securities are either categorized as Level 2 or 3 depending on the relevant inputs used. In the event that the security or asset cannot be valued pursuant to one of the valuation methods established by the Board, the value of the security or asset will be determined in good faith by the Pricing Committee of the Board, generally based upon recommendation provided by the Adviser. When the Funds use these fair valuation methods applied by the Adviser that use significant unobservable inputs to determine its NAV, securities will be priced by a method that the Board or persons acting at their direction believe accurately reflect fair value and are categorized as Level 3 of the fair value hierarchy. These methods may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of a Fund’s NAV that fairly reflects security values as of the time of pricing, the Funds cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that the Funds could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Funds may differ from the value that would be realized if the securities were sold.

Foreign Currency Translation:

The books and records of each Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities, and other assets and liabilities stated in foreign currencies, are translated using the daily spot rate; and (2) purchases, sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resultant exchange gains and losses are included in net realized or net unrealized gain (loss) in the Statements of Operations. Pursuant to U.S. federal income tax regulations, certain foreign exchange gains and losses included in realized and unrealized gains and losses are reclassified to ordinary income for federal income tax purposes.

Foreign Taxes:

The Funds may be subject to withholding taxes on income and capital gains imposed by certain countries in which they invest. The withholding tax on income is netted against the income accrued or received. Any reclaimable taxes are recorded as income. The withholding tax on realized or unrealized gain is recorded as a liability.

Securities and Derivatives Transactions and Investment Income:

Securities transactions are accounted for no later than the first NAV calculation on the first business day following the trade date. However, for financial reporting purposes, portfolio securities transactions are reported on the trade date. Cost is determined and gains and losses are based on the first-in, first-out method for both financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Discounts, including original issue discount, and premiums on securities are amortized using the effective interest method.

Distributions to Shareholders:

Distributions to shareholders are recorded on the ex-dividend date. The Funds (except the Alpha Trak 500 Fund) expect to declare dividends daily and pay them monthly to shareholders. The Alpha Trak 500 Fund expects to declare and pay dividends to shareholders quarterly. Distributions of net capital gains, if any, will be made at least annually. The Board may determine to declare and make distributions more or less frequently.

Federal Income Taxation:

It is each Fund’s policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income, including any net realized gain on investments, to its shareholders. Therefore, no federal income tax provision is required.

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America (“GAAP”). Distributions determined in accordance with tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences.

263 / Semi-Annual Report September 2020

Notes to Financial Statements (Continued)

Management has analyzed the Funds’ tax positions taken on federal income tax returns for all open tax years (current and prior three tax years), and has concluded that no provision for federal income tax is required in the Funds’ financial statements. The Funds are subject to examination by U.S. federal and state tax authorities for returns filed for the prior three and four fiscal years, respectively.

As of and during the six months ended September 30, 2020, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the year, the Funds did not incur any interest or penalties.

Cash and Cash Equivalents:

The Trust has defined cash and cash equivalents as cash which can be in interest-bearing accounts. The Funds also maintain cash in bank account deposits that, at times, may exceed federally insured limits. The Funds have not experienced any losses in any such accounts.

Use of Estimates:

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Fair Value Measurements:

Various inputs are used in determining the fair value of investments, which are as follows:

* Level 1 -	unadjusted quoted prices in active markets for identical securities
* Level 2 -	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
* Level 3 -	significant unobservable inputs that are not corroborated by observable market data

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and consideration of factors specific to each security.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

In periods of market dislocation, the observability of prices and inputs may be reduced for many instruments. This condition, as well as changes related to liquidity of investments, could cause a security to be reclassified between Level 1, Level 2, or Level 3.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Money market funds. Money market funds are open-ended mutual funds that invest in short-term debt securities. To the extent that these funds are valued based upon the reported NAV, they are categorized in Level 1 of the fair value hierarchy.

Short-term investments. Short-term investments (commercial paper and repurchase agreements) are valued using market price quotations, and are reflected as Level 2 of the fair value hierarchy.

Equity securities. Securities such as common stocks and warrants are generally valued based on quoted prices from the applicable exchange. To the extent these securities are actively traded, valuation adjustments are not applied and they are categorized in Level 1 of the fair value hierarchy. Restricted securities issued by publicly held companies are valued at a discount to similar publicly traded securities and may be categorized as Level 2 of the fair value hierarchy to the extent that the discount is considered to be insignificant to the fair value measurement in its entirety; otherwise they may be categorized as Level 3. Restricted securities held in non-public entities are included in Level 3 of the fair value hierarchy because they trade infrequently, and therefore, the inputs are unobservable.

Corporate bonds. The fair value of corporate bonds is estimated using recently executed transactions, market price quotations (where observable), bond spreads, or credit default swap spreads adjusted for any basis difference between cash and derivative instruments.

Semi-Annual Report September 2020 / 264

Notes to Financial Statements (Continued)

Corporate bonds are generally categorized in Level 2 of the fair value hierarchy; in instances where prices, spreads, or any of the other aforementioned key inputs are unobservable, they are categorized in Level 3 of the hierarchy.

Asset-backed securities and mortgage-backed securities. The fair value of asset-backed securities and mortgage-backed securities is estimated based on models that consider the estimated cash flows of each debt tranche of the issuer, establish a benchmark yield, and develop an estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche including, but not limited to, the prepayment speed assumptions and attributes of the collateral. To the extent the inputs are observable and timely, the values would be categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized as Level 3.

Bank loans. The fair value of bank loans is estimated using recently executed transactions, market price quotations, credit/market events, and cross-asset pricing. Inputs are generally observable market inputs obtained from independent sources. Bank loans are generally categorized in Level 2 of the fair value hierarchy, unless key inputs are unobservable; they would then be categorized as Level 3.

Municipal bonds. Municipal bonds are fair valued based on pricing models that take into account, among other factors, information received from market makers and broker-dealers, current trades, bid-wanted lists, offerings, market movements, the callability of the bond, state of issuance, benchmark yield curves, and bond insurance. To the extent that these inputs are observable and timely, the fair values of municipal bonds would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

U.S. and Foreign government and agency securities. U.S. and Foreign government and agency securities are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, quoted market prices, and reference data. Some government securities are actively traded and transparent in the market place. As such, they can be Level 1. Other government and agencies securities are quoted based on similar securities and yields, and therefore would be in Level 2.

Restricted securities. Restricted securities that are deemed to be both Rule 144A securities and illiquid, as well as restricted securities held in non-public entities, are included in Level 3 of the fair value hierarchy because they trade infrequently, and therefore the inputs are unobservable. Any other restricted securities are valued at a discount to similar publicly traded securities and may be categorized as Level 2 of the fair value hierarchy to the extent that the discount is considered to be insignificant to the fair value measurement in its entirety; otherwise they may be categorized as Level 3.

Foreign currency contracts. The fair value of foreign currency contracts is derived from indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of broker dealer quotations or by pricing service providers. Depending on the product and the terms of the transaction, the value of financial derivatives can be estimated by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as indices and exchange rates. Foreign currency contracts are categorized as Level 2 of the fair value hierarchy.

Futures contracts. Futures contracts and options on futures contracts are traded on commodity exchanges and are fair valued based on quoted prices from the applicable exchange, and to the extent valuation adjustments are not applied to futures contracts, they are categorized as Level 1. To the extent that valuation adjustments are observable and timely, the fair values of futures contracts would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Options and Swaptions contracts. Exchange listed options contracts are traded on securities exchanges and are fair valued based on quoted prices from the applicable exchange, and to the extent valuation adjustments are not applied, they are categorized as Level 1. If valuation adjustments are applied and such adjustments are observable and timely, the fair values of exchange listed options contracts would be categorized as Level 2; otherwise the fair values would be categorized as Level 3. Options and swaptions contracts traded over the counter (“OTC”) are fair valued based on pricing models and incorporate various inputs such as interest rates, credit spreads, currency exchange rates and volatility measurements for in-the-money, at-the-money, and out-of-the-money contracts based on a given strike price. To the extent that these inputs are observable and timely, the fair values of OTC options and swaptions contracts would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Interest rate swaps. Interest rate swaps are fair valued using pricing models that are based on real-time intraday snap shots of relevant interest rate curves that are built using the most actively traded securities for a given maturity. The pricing models also incorporate cash and money market rates. In addition, market data pertaining to interest rate swaps are monitored regularly to ensure that interest rates are properly depicting the current market rate. To the extent that these inputs are observable and timely, the fair values of interest rate swaps would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Credit default swaps. Credit default swaps are fair valued using pricing models that take into account, among other factors, information received from market makers and broker-dealers, default probabilities from index-specific credit spread curves, recovery rates, and cash flows. To the extent that these inputs are observable and timely, the fair values of credit default swaps would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Total return swaps. Total return swaps are fair valued using pricing models that take into account among other factors, index spread curves, nominal values, modified duration values and cash flows. To the extent that these inputs are observable and timely, the fair values of total return swaps would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

265 / Semi-Annual Report September 2020

Notes to Financial Statements (Continued)

As of September 30, 2020, Level 3 securities consist of certain asset-backed and mortgage-backed securities, bank loans, common stocks, corporate bonds and warrants.

The summary of inputs used to value each Fund’s investments and other financial instruments carried at fair value as of September 30, 2020 is as follows:

ALPHATRAK 500 FUND	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Investments in Securities

Assets
Short-Term Investments:
Commercial Paper	$—	$134,371	$—	$134,371
Money Market Funds	1,793,285	—	—	1,793,285
U.S. Treasury Bills	2,224,693	—	—	2,224,693
Long-Term Investments:
Asset-Backed Securities	—	4,329,902	—	4,329,902
Corporates	—	10,434,051	—	10,434,051
Mortgage-Backed	—	7,222,724	72,934	7,295,658
Mutual Funds	3,113,618	—	—	3,113,618
U.S. Treasury Securities	425,008	—	—	425,008

Other Financial Instruments *

Assets:
Equity contracts	170,177	—	—	170,177

Total	$7,726,781	$22,121,048	$72,934	$29,920,763

*Other financial instruments include futures. Equity contracts include futures.

Semi-Annual Report September 2020 / 266

Notes to Financial Statements (Continued)

CORPORATE BOND FUND	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Investments in Securities

Assets
Short-Term Investments:
Commercial Paper	$—	$9,958	$—	$9,958
Money Market Funds	575,112	—	—	575,112
U.S. Agency Discount Notes	—	299,980	—	299,980
U.S. Treasury Bills	1,599,414	—	—	1,599,414
Long-Term Investments:
Corporates	—	10,177,034	—	10,177,034
Mortgage-Backed	—	240,513	29,792	270,305
Municipal Bonds	—	198,354	—	198,354
U.S. Treasury Securities	38,962	—	—	38,962

Other Financial Instruments *

Assets:
Interest rate contracts	3,707	—	—	3,707

Liabilities:
Interest rate contracts	(991)	—	—	(991)

Total	$2,216,204	$10,925,839	$29,792	$13,171,835

*Other financial instruments include futures. Interest rate contracts include futures.

FLEXIBLE INCOME FUND	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Investments in Securities

Assets
Short-Term Investments:
Commercial Paper	$—	$19,997	$—	$19,997
Money Market Funds	9,125,537	—	—	9,125,537
U.S. Agency Discount Notes	—	1,999,867	—	1,999,867
U.S. Treasury Bills	14,046,339	—	—	14,046,339
Long-Term Investments:
Asset-Backed Securities	—	3,004,829	—	3,004,829
Bank Loans	—	123,351	—	123,351
Corporates	—	16,140,497	—	16,140,497
Mortgage-Backed	—	20,198,830	914,999	21,113,829
Municipal Bonds	—	540,354	—	540,354

Other Financial Instruments *

Assets:
Interest rate contracts	31,444	—	—	31,444

Liabilities:
Interest rate contracts	(1,230)	—	—	(1,230)

Total	$23,202,090	$42,027,725	$914,999	$66,144,814

*Other financial instruments include futures. Interest rate contracts include futures.

267 / Semi-Annual Report September 2020

Notes to Financial Statements (Continued)

FLOATING RATE INCOME FUND	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Investments in Securities

Assets
Short-Term Investments:
Money Market Funds	$14,209,647	$—	$—	$14,209,647
U.S. Treasury Bills	11,998,798	—	—	11,998,798
Long-Term Investments:
Bank Loans	—	233,567,587	3,307,509	236,875,096
Corporates	—	25,536,771	—	25,536,771
Municipal Bonds	—	39	—	39

Total	$26,208,445	$259,104,397	$3,307,509	$288,620,351

HIGH YIELD BOND FUND	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Investments in Securities

Assets
Short-Term Investments:
Money Market Funds	$27,958,377	$—	$—	$27,958,377
U.S. Treasury Bills	7,967,521	—	—	7,967,521
Long-Term Investments:
Bank Loans	—	83,219,395	3,032,223	86,251,618
Common Stock	484	—	27,660	28,144
Corporates	—	495,684,407	43,826	495,728,233
Mortgage-Backed	—	21,694,147	—	21,694,147
Municipal Bonds	—	2,892,553	—	2,892,553

Other Financial Instruments *

Assets:
Interest rate contracts	215,319	—	—	215,319
Liabilities:
Interest rate contracts	(43,348)	—	—	(43,348)

Total	$36,098,353	$603,490,502	$3,103,709	$642,692,564

*Other financial instruments include futures. Interest rate contracts include futures.

Semi-Annual Report September 2020 / 268

Notes to Financial Statements (Continued)

INTERMEDIATE BOND FUND	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Investments in Securities

Assets
Short-Term Investments:
Commercial Paper	$—	$1,999,707	$—	$1,999,707
Money Market Funds	21,441,103	—	—	21,441,103
U.S. Treasury Bills	53,988,200	—	—	53,988,200
Long-Term Investments:
Asset-Backed Securities	—	42,939,115	—	42,939,115
Bank Loans	—	10,156,634	—	10,156,634
Common Stock	—	—	441	441
Corporates	—	226,853,069	—	226,853,069
Mortgage-Backed	—	157,546,352	—	157,546,352
Municipal Bonds	—	8,186,519	—	8,186,519
U.S. Agency Securities	—	229,851	—	229,851
U.S. Treasury Securities	314,744,548	5,901,329	—	320,645,877

Other Financial Instruments *

Assets:
Interest rate contracts	13,876	—	—	13,876
Liabilities:
Interest rate contracts	(46,411)	—	—	(46,411)

Total	$390,141,316	$453,812,576	$441	$843,954,333

*Other financial instruments include futures. Interest rate contracts include futures.

269 / Semi-Annual Report September 2020

Notes to Financial Statements (Continued)

INVESTMENT GRADE CREDIT FUND	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Investments in Securities

Assets
Short-Term Investments:
Commercial Paper	$—	$19,997	$—	$19,997
Money Market Funds	326,815	—	—	326,815
U.S. Treasury Bills	1,336,712	—	—	1,336,712
Long-Term Investments:
Asset-Backed Securities	—	598,819	—	598,819
Corporates	—	6,983,006	—	6,983,006
Mortgage-Backed	—	2,451,908	73,307	2,525,215
Municipal Bonds	—	207,742	—	207,742
U.S. Treasury Securities	438,316	—	—	438,316

Other Financial Instruments *

Assets:
Interest rate contracts	5,527	—	—	5,527
Liabilities:
Interest rate contracts	(1,838)	—	—	(1,838)

Total	$2,105,532	$10,261,472	$73,307	$12,440,311

*Other financial instruments include futures. Interest rate contracts include futures.

Semi-Annual Report September 2020 / 270

Notes to Financial Statements (Continued)

LOW DURATION BOND FUND	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Investments in Securities

Assets
Short-Term Investments:
Commercial Paper	$—	$3,624,470	$—	$3,624,470
Money Market Funds	46,107,509	—	—	46,107,509
U.S. Agency Discount Notes	—	89,978,800	—	89,978,800
U.S. Treasury Bills	294,440,423	—	—	294,440,423
Long-Term Investments:
Asset-Backed Securities	—	149,238,818	—	149,238,818
Bank Loans	—	29,113,610	—	29,113,610
Common Stock	—	—	5,858	5,858
Corporates	—	564,619,181	—	564,619,181
Mortgage-Backed	—	653,481,567	1,531,509	655,013,076
Municipal Bonds	—	4,367,992	—	4,367,992
Purchased Swaptions	—	2,655	—	2,655
U.S. Treasury Securities	401,049,746	—	—	401,049,746

Other Financial Instruments *
Liabilities:
Interest rate contracts	(62,151)	(2,112)	—	(64,263)

Total	$741,535,527	$1,494,424,981	$1,537,367	$2,237,497,875

*Other financial instruments include futures and written swaptions. Interest rate contracts include futures and written swaptions.

271 / Semi-Annual Report September 2020

Notes to Financial Statements (Continued)

STRATEGIC INCOME FUND	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Investments in Securities

Assets
Short-Term Investments:
Commercial Paper	$—	$572,358	$—	$572,358
Money Market Funds	995,349	—	—	995,349
U.S. Treasury Bills	4,898,807	—	—	4,898,807
Long-Term Investments:
Asset-Backed Securities	—	4,269,297	80,040	4,349,337
Corporates	—	9,451,555	—	9,451,555
Mortgage-Backed	—	15,449,823	149,746	15,599,569
Municipal Bonds	—	739,720	—	739,720

Other Financial Instruments *

Assets:
Interest rate contracts	24,864	—	—	24,864
Liabilities:
Interest rate contracts	(3,171)	—	—	(3,171)

Total	$5,915,849	$30,482,753	$229,786	$36,628,388

*Other financial instruments include futures. Interest rate contracts include futures.

Semi-Annual Report September 2020 / 272

Notes to Financial Statements (Continued)

TOTAL RETURN BOND FUND	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Investments in Securities

Assets
Short-Term Investments:
Commercial Paper	$—	$236,319,725	$—	$236,319,725
Money Market Funds	286,767,464	—	—	286,767,464
U.S. Agency Discount Notes	—	2,181,705,165	—	2,181,705,165
U.S. Treasury Bills	6,548,975,893	—	—	6,548,975,893
Long-Term Investments:
Asset-Backed Securities	—	3,297,794,501	1,300,431	3,299,094,932
Bank Loans	—	983,919,991	5,771,061	989,691,052
Common Stock	—	—	64,939	64,939
Corporates	—	20,898,628,622	5,002,681	20,903,631,303
Foreign Government Obligations	—	760,396,179	—	760,396,179
Mortgage-Backed	—	34,790,882,917	10,148,908	34,801,031,825
Municipal Bonds	—	1,087,952,126	—	1,087,952,126
U.S. Treasury Securities	30,729,225,048	994,304,280	—	31,723,529,328

Other Financial Instruments *

Assets:
Foreign currency exchange contracts	—	2,952	—	2,952
Interest rate contracts	8,761,000	—	—	8,761,000

Liabilities:
Foreign currency exchange contracts	—	(263,683)	—	(263,683)
Interest rate contracts	(1,374,789)	—	—	(1,374,789)

Total	$37,572,354,616	$65,231,642,775	$22,288,020	$102,826,285,411

*Other financial instruments include foreign currency exchange contracts and futures. Interest rate contracts include futures.

273 / Semi-Annual Report September 2020

Notes to Financial Statements (Continued)

ULTRA SHORT BOND FUND	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Investments in Securities

Assets
Short-Term Investments:
Commercial Paper	$—	$313,736	$—	$313,736
Money Market Funds	15,525,090	—	—	15,525,090
U.S. Treasury Bills	113,881,715	—	—	113,881,715
Long-Term Investments:
Asset-Backed Securities	—	6,050,546	—	6,050,546
Corporates	—	20,487,095	—	20,487,095
Mortgage-Backed	—	39,762,280	22,163	39,784,443
U.S. Treasury Securities	27,167,729	—	—	27,167,729

Other Financial Instruments *

Liabilities:
Interest rate contracts	(20,363)	—	—	(20,363)

Total	$156,554,171	$66,613,657	$22,163	$223,189,991

*Other financial instruments include futures. Interest rate contracts include futures.

Semi-Annual Report September 2020 / 274

Notes to Financial Statements (Continued)

UNCONSTRAINED BOND FUND	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Investments in Securities

Assets
Short-Term Investments:
Commercial Paper	$ —	$18,862,268	$ —	$ 18,862,268
Money Market Funds	8,367,432	—	—	8,367,432
U.S. Agency Discount Notes	—	70,995,945	—	70,995,945
U.S. Treasury Bills	424,708,769	—	—	424,708,769
Long-Term Investments:
Asset-Backed Securities	—	355,780,133	—	355,780,133
Bank Loans	—	48,333,467	510,513	48,843,980
Common Stock	—	—	6,172	6,172
Corporates	—	894,380,190	—	894,380,190
Foreign Government Obligations	—	92,705,398	—	92,705,398
Mortgage-Backed	—	1,593,136,105	94,605	1,593,230,710
Municipal Bonds	—	49,375,622	—	49,375,622

Other Financial Instruments *
Assets:
Interest rate contracts	2,379,513	—	—	2,379,513
Liabilities:
Interest rate contracts	(252,735)	—	—	(252,735)

Total	$435,202,979	$3,123,569,128	$611,290	$3,559,383,397

*Other financial instruments include futures. Interest rate contracts include futures.

275 / Semi-Annual Report September 2020

Notes to Financial Statements (Continued)

Certain securities held by the Funds are categorized as Level 3 investments. Their prices may be derived by utilizing unobservable prior transaction values or information from third party valuation services. The value of Level 3 investments could be significantly affected by changes in these unobservable inputs.

For the six months ended September 30, 2020, a reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following tables are a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

ALPHATRAK 500 FUND	MORTGAGE-BACKED SECURITIES

Balance as of
April 1, 2020	$84,531
Accrued discounts/premiums	(4,855)
Realized gain/(loss)	—
Change in unrealized (depreciation)*	(6,742)
Purchases	—
Sales	—
Transfers into Level 3**	—
Transfers out of Level 3**	—

Balance as of
September 30, 2020	$72,934

* The change in unrealized appreciation/(depreciation) on securities still held at September 30, 2020 was $(6,742) and is included in the related net realized gains/(losses) and net change in appreciation/(depreciation) in the Statements of Operations.

** There were no transfers between level 2 and 3 for the period ended September 30, 2020.

CORPORATE BOND FUND	MORTGAGE-BACKED SECURITIES

Balance as of
April 1, 2020	$35,813
Accrued discounts/premiums	(806)
Realized gain/(loss)	—
Change in unrealized (depreciation)*	(5,215)
Purchases	—
Sales	—
Transfers into Level 3**	—
Transfers out of Level 3**	—

Balance as of
September 30, 2020	$29,792

* The change in unrealized appreciation/(depreciation) on securities still held at September 30, 2020 was $(5,215) and is included in the related net realized gains/(losses) and net change in appreciation/(depreciation) in the Statements of Operations.

** There were no transfers between level 2 and 3 for the period ended September 30, 2020.

Semi-Annual Report September 2020 / 276

Notes to Financial Statements (Continued)

FLEXIBLE INCOME FUND	MORTGAGE-BACKED SECURITIES

Balance as of April 1, 2020	$357,614
Accrued discounts/premiums	(11,880)
Realized gain/(loss)	—
Change in unrealized appreciation*	23,159
Purchases	546,106
Sales	—
Transfers into Level 3**	—
Transfers out of Level 3**	—

Balance as of September 30, 2020	$914,999

* The change in unrealized appreciation/(depreciation) on securities still held at September 30, 2020 was $20,751 and is included in the related net realized gains/(losses) and net change in appreciation/(depreciation) in the Statements of Operations.

** There were no transfers between level 2 and 3 for the period ended September 30, 2020.

FLOATING RATE INCOME FUND	BANK LOANS

Balance as of April 1, 2020	$2,905,819
Accrued discounts/premiums	3,183
Realized (loss)	(298,845)
Change in unrealized appreciation*	298,551
Purchases	251,444
Sales	(558,713)
Transfers into Level 3**	1,087,479
Transfers out of Level 3**	(381,409)

Balance as of September 30, 2020	$3,307,509

* The change in unrealized appreciation/(depreciation) on securities still held at September 30, 2020 was $560,708 and is included in the related net realized gains/(losses) and net change in appreciation/(depreciation) in the Statements of Operations.

** Transfers into and transfers out of level 3 represent the values as of the end of the reporting period. As of March 31, 2020, the Fund used observable inputs in determining the value of certain investments. As of September 30, 2020, the Fund used significant unobservable inputs in determining the value of the same investments. As a result, investments with an end of period value of $1,087,479 transferred from level 2 to level 3, and $381,409 transferred from level 3 to level 2 in the disclosure hierarchy.

277 / Semi-Annual Report September 2020

Notes to Financial Statements (Continued)

HIGH YIELD BOND FUND	BANK LOANS	COMMON STOCK	CORPORATES	WARRANT
Balance as of April 1, 2020	$2,812,025	$27,660	$89,537	$4,810
Accrued discounts/premiums	17,888	—	(674)	—
Realized gain/(loss)	993	—	(142)	4,810
Change in unrealized appreciation/(depreciation)*	531,866	—	(1,732)	(4,810)
Purchases	176,000	—	—	—
Sales	(8,609)	—	(43,163)	(4,810)
Transfers into Level 3**	793,008	—	—	—
Transfers out of Level 3**	(1,290,948)	—	—	—

Balance as of September 30, 2020	$3,032,223	$27,660	$43,826	$—

* The change in unrealized appreciation/(depreciation) on securities still held at September 30, 2020 was $242,888 and is included in the related net realized gains/(losses) and net change in appreciation/(depreciation) in the Statements of Operations.

** Transfers into and transfers out of level 3 represent the values as of the end of the reporting period. As of March 31, 2020, the Fund used observable inputs in determining the value of certain investments. As of September 30, 2020, the Fund used significant unobservable inputs in determining the value of the same investments. As a result, investments with an end of period value of $793,008 transferred from level 2 to level 3, and $1,290,948 transferred from level 3 to level 2 in the disclosure hierarchy.

INTERMEDIATE BOND FUND	COMMON STOCK

Balance as of April 1, 2020	$441
Accrued discounts/premiums	—
Realized gain/(loss)	—
Change in unrealized appreciation/(depreciation)	—
Purchases	—
Sales	—
Transfers into Level 3*	—
Transfers out of Level 3*	—

Balance as of September 30, 2020	$441

* There were no transfers between level 2 and 3 for the period ended September 30, 2020.

Semi-Annual Report September 2020 / 278

Notes to Financial Statements (Continued)

INVESTMENT GRADE CREDIT FUND	MORTGAGE-BACKED SECURITIES

Balance as of April 1, 2020	$20,170
Accrued discounts/premiums	(450)
Realized gain/(loss)	—
Change in unrealized (depreciation)*	(8,237)
Purchases	61,824
Sales	—
Transfers into Level 3**	—
Transfers out of Level 3**	—

Balance as of September 30, 2020	$73,307

* The change in unrealized appreciation/(depreciation) on securities still held at September 30, 2020 was $(3,919) and is included in the related net realized gains/(losses) and net change in appreciation/(depreciation) in the Statements of Operations.

** There were no transfers between level 2 and 3 for the period ended September 30, 2020.

LOW DURATION BOND FUND	COMMON STOCK	MORTGAGE-BACKED SECURITIES

Balance as of April 1, 2020	$5,858	$1,711,943
Accrued discounts/premiums	—	(24,268)
Realized gain/(loss)	—	—
Change in unrealized (depreciation)*	—	(156,166)
Purchases	—	—
Sales	—	—
Transfers into Level 3**	—	—
Transfers out of Level 3**	—	—

Balance as of September 30, 2020	$5,858	$1,531,509

* The change in unrealized appreciation/(depreciation) on securities still held at September 30, 2020 was $(156,166) and is included in the related net realized gains/(losses) and net change in appreciation/(depreciation) in the Statements of Operations.

** There were no transfers between level 2 and 3 for the period ended September 30, 2020.

279 / Semi-Annual Report September 2020

Notes to Financial Statements (Continued)

STRATEGIC INCOME FUND	ASSET-BACKED SECURITIES	MORTGAGE-BACKED SECURITIES

Balance as of April 1, 2020	$110,334	$216,306
Accrued discounts/premiums	129	37,519
Realized (loss)	—	(27,694)
Change in unrealized (depreciation)*	(30,423)	(12,474)
Purchases	—	—
Sales	—	(63,911)
Corporate action	—	—
Transfers into Level 3**	—	—
Transfers out of Level 3**	—	—

Balance as of September 30, 2020	$80,040	$149,746

* The change in unrealized appreciation/(depreciation) on securities still held at September 30, 2020 was $(69,804) and is included in the related net realized gains/(losses) and net change in appreciation/(depreciation) in the Statements of Operations.

** There were no transfers between level 2 and 3 for the period ended September 30, 2020.

TOTAL RETURN BOND FUND	ASSET-BACKED SECURITIES	BANK LOANS	COMMON STOCK	CORPORATES	MORTGAGE- BACKED SECURITIES

Balance as of April 1, 2020	$3,430,498	$6,069,565	$64,939	$5,264,767	$11,260,792
Accrued discounts/premiums	—	(38,459)	—	(11,260)	(600,011)
Realized gain/(loss)	(1,693,588)	98	—	(47,296)	—
Change in unrealized appreciation/ (depreciation)*	(1,429,442)	(260,143)	—	177,780	(511,873)
Purchases	—	—	—	—	—
Sales	992,963	—	—	(381,310)	—
Transfers into Level 3**	—	—	—	—	—
Transfers out of Level 3**	—	—	—	—	—

Balance as of September 30, 2020	$1,300,431	$5,771,061	$64,939	$5,002,681	$10,148,908

* The change in unrealized appreciation/(depreciation) on securities still held at September 30, 2020 was $(2,154,754) and is included in the related net realized gains/ (losses) and net change in appreciation/(depreciation) in the Statements of Operations.

** There were no transfers between level 2 and 3 for the period ended September 30, 2020.

Semi-Annual Report September 2020 / 280

Notes to Financial Statements (Continued)

ULTRA SHORT BOND FUND	MORTGAGE-BACKED SECURITIES

Balance as of April 1, 2020	$24,861
Accrued discounts/premiums	(2,903)
Realized gain/(loss)	—
Change in unrealized appreciation*	205
Purchases	—
Sales	—
Transfers into Level 3**	—
Transfers out of Level 3**	—

Balance as of September 30, 2020	$22,163

* The change in unrealized appreciation/(depreciation) on securities still held at September 30, 2020 was $205 and is included in the related net realized gains/(losses) and net change in appreciation/(depreciation) in the Statements of Operations.

** There were no transfers between level 2 and 3 for the period ended September 30, 2020.

UNCONSTRAINED BOND FUND	BANK LOANS	COMMON STOCK	MORTGAGE-BACKED SECURITIES

Balance as of April 1, 2020	$536,919	$6,172	$96,156
Accrued discounts/premiums	(3,400)	—	18,613
Realized gain	9	—	—
Change in unrealized (depreciation)*	(23,015)	—	(20,164)
Purchases	—	—	—
Sales	—	—	—
Transfers into Level 3**	—	—	—
Transfers out of Level 3**	—	—	—

Balance as of September 30, 2020	$510,513	$6,172	$94,605

* The change in unrealized appreciation/(depreciation) on securities still held at September 30, 2020 was $(43,179) and is included in the related net realized gains/(losses) and net change in appreciation/(depreciation) in the Statements of Operations.

** There were no transfers between level 2 and 3 for the period ended September 30, 2020.

281 / Semi-Annual Report September 2020

Notes to Financial Statements (Continued)

Significant unobservable valuations inputs for Level 3 investments as of September 30, 2020, are as follows:

ALPHATRAK 500 FUND	FAIR VALUE AT 9/30/20	VALUATION TECHNIQUE*	UNOBSERVABLE INPUT	RANGE	WEIGHTED AVERAGE

Mortgage-Backed Securities -
Commercial Mortgage-Backed	$40,976	Third-party Vendor	Vendor Prices	$0.43 -$3.06	$2.23
Mortgage-Backed Securities-Non
Agency	$31,958	Third-party Vendor	Vendor Prices	1.46	1.46

CORPORATE BOND FUND	FAIR VALUE AT 9/30/20	VALUATION TECHNIQUE*	UNOBSERVABLE INPUT	RANGE	WEIGHTED AVERAGE

Mortgage-Backed Securities-
Commercial Mortgage-Backed	$29,792	Third-party Vendor	Vendor Prices	$0.43 -$2.64	$1.91

FLEXIBLE INCOME FUND	FAIR VALUE AT 9/30/20	VALUATION TECHNIQUE*	UNOBSERVABLE INPUT	RANGE	WEIGHTED AVERAGE

Mortgage-Backed Securities-
Commercial Mortgage-Backed	$19,590	Third-party Vendor	Vendor Prices	$2.64	$2.64
Mortgage-Backed Securities- Non-Agency	$895,409	Third-party Vendor	Vendor Prices	0.87 - 34.19	14.23

FLOATING RATE INCOME FUND	FAIR VALUE AT 9/30/20	VALUATION TECHNIQUE*	UNOBSERVABLE INPUT	RANGE	WEIGHTED AVERAGE

Bank Loans	$3,307,509	Third-party Vendor	Vendor Prices	$41.25 - $99.00	$81.16

HIGH YIELD BOND FUND	FAIR VALUE AT 9/30/20	VALUATION TECHNIQUE*	UNOBSERVABLE INPUT	RANGE	WEIGHTED AVERAGE

Bank Loans	$3,032,223	Third-party Vendor	Vendor Prices	$53.07 - $92.25	$84.01
Common Stock	$27,660	Broker Quote	Offered Quote	0.06	0.06
Corporate Securities	$43,826	Third-party Vendor	Vendor Prices	101.52	101.52

INTERMEDIATE BOND FUND	FAIR VALUE AT 9/30/20	VALUATION TECHNIQUE*	UNOBSERVABLE INPUT	RANGE	WEIGHTED AVERAGE

Common Stock	$441	Third-party Vendor	Vendor Prices	$0.06	$0.06

INVESTMENT GRADE CREDIT FUND	FAIR VALUE AT 9/30/20	VALUATION TECHNIQUE*	UNOBSERVABLE INPUT	RANGE	WEIGHTED AVERAGE

Mortgage-Backed Securities-
Commercial Mortgage-Backed	$73,307	Third-party Vendor	Vendor Prices	$0.43 - 2.64	$2.16

LOW DURATION BOND FUND	FAIR VALUE AT 9/30/20	VALUATION TECHNIQUE*	UNOBSERVABLE INPUT	RANGE	WEIGHTED AVERAGE

Common Stock	$5,858	Broker Quote	Offered Quote	$0.06	$0.06
Mortgage-Backed Securities-Non-
Agency	$1,531,509	Third-party Vendor	Vendor Prices	1.72	1.72

Semi-Annual Report September 2020 / 282

Notes to Financial Statements (Continued)

STRATEGIC INCOME FUND	FAIR VALUE AT 9/30/20	VALUATION TECHNIQUE*	UNOBSERVABLE INPUT	RANGE	WEIGHTED AVERAGE

Asset-Backed Securities	$80,040	Third-party Vendor	Vendor Prices	$10.00 - $11.01	$10.58
Mortgage-Backed Securities-Non- Agency	$149,746	Third-party Vendor	Vendor Prices	8.83	8.83

TOTAL RETURN BOND FUND	FAIR VALUE AT 9/30/20	VALUATION TECHNIQUE*	UNOBSERVABLE INPUT	RANGE	WEIGHTED AVERAGE

Asset-Backed Securities	$1,300,431	Benchmark Pricing	Offered Quote	$10.00 - $36.94	$21.68
Bank Loans	$5,771,061	Third-party Vendor	Vendor Prices	72.50	72.50
Common Stock	$64,939	Broker Quote	Offered Quote	0.06	0.06
Corporate Securities	$5,002,681	Third-party Vendor	Vendor Prices	121.79	121.79
Mortgage-Backed Securities-Non- Agency	$10,148,908	Third-party Vendor	Vendor Prices	0.84 - 2.38	1.80

ULTRA SHORT BOND FUND	FAIR VALUE AT 9/30/20	VALUATION TECHNIQUE*	UNOBSERVABLE INPUT	RANGE	WEIGHTED AVERAGE

Mortgage-Backed Securities - Non- Agency	$22,163	Third-party Vendor	Vendor Prices	$1.46	$1.46

UNCONSTRAINED BOND FUND	FAIR VALUE AT 9/30/20	VALUATION TECHNIQUE*	UNOBSERVABLE INPUT	RANGE	WEIGHTED AVERAGE

Bank Loans	$510,513	Third-party Vendor	Vendor Prices	$72.50	$72.50
Common Stock	$6,172	Broker Quote	Offered Quote	0.06	0.06
Mortgage-Backed Securities-Non- Agency	$94,605	Third-party Vendor	Vendor Prices	0.65 - 8.83	7.44

* The valuation technique employed on the Level 3 securities involves the use of vendor prices, broker quotes and benchmark pricing. The Adviser monitors the third-party brokers and vendors using the valuation process.

Derivative Instruments Categorized by Risk Exposure:

The following is a summary of the location of derivative instruments on the Funds’ Statements of Assets and Liabilities as of September 30, 2020:

LOCATION ON THE STATEMENTS OF ASSETS AND LIABILITIES

DERIVATIVE TYPE	ASSET DERIVATIVES	LIABILITY DERIVATIVES

Interest rate contracts	Unrealized appreciation on swap contracts	Unrealized depreciation on swap contracts
	Premiums paid for swap contracts	Premiums received on swap contracts
	Receivable for daily variation margin	Payable for daily variation margin
	Investments, at value	Options written
Credit contracts	Unrealized appreciation on swap contracts	Unrealized depreciation on swap contracts
	Premiums paid for swap contracts	Premiums received for swap contracts
Equity contracts	Unrealized appreciation on swap contracts	Unrealized depreciation on swap contracts
	Premiums paid for swap contracts	Premiums received for swap contracts
	Receivable for daily variation margin	Payable for daily variation margin
	—	Options written
Foreign currency exchange contracts	Unrealized appreciation on foreign currency exchange contracts	Unrealized depreciation on foreign currency exchange contracts
	—	Options written

283 / Semi-Annual Report September 2020

Notes to Financial Statements (Continued)

The following is a summary of the Funds’ derivative instrument holdings categorized by primary risk exposure as of September 30, 2020:

		ASSET DERIVATIVE INVESTMENTS

		CORPORATE	FLEXIBLE
	ALPHATRAK 500 FUND	BOND FUND	INCOME FUND	FLOATING RATE INCOME FUND	HIGH YIELD BOND FUND	INTERMEDIATE BOND FUND
Equity contracts:
Futures[1]	$170,177	$ —	$ —	$—	$ —	$ —
Interest contracts:
Futures[1]	—	3,707	31,444	—	215,319	13,876

Total	$170,177	$3,707	$31,444	$—	$215,319	$13,876

		ASSET DERIVATIVE INVESTMENTS
	INVESTMENT GRADE CREDIT FUND	LOW DURATION BOND FUND	STRATEGIC INCOME FUND	TOTAL RETURN BOND FUND	ULTRA SHORT BOND FUND	UNCONSTRAINED BOND FUND
Interest contracts:
Futures[1]	$5,527	$ —	$24,864	$8,761,000	$ —	$2,379,513
Swaptions purchased	—	2,655	—	—	—	—
Foreign currency exchange contracts:
Forwards	—	—	—	2,952	—	—

Total	$5,527	$2,655	$24,864	$8,763,952	$—	$2,379,513

			LIABILITY DERIVATIVE INVESTMENTS
	ALPHATRAK 500 FUND	CORPORATE BOND FUND	FLEXIBLE INCOME FUND	FLOATING RATE INCOME FUND	HIGH YIELD BOND FUND	INTERMEDIATE BOND FUND
Interest contracts:
Futures[1]	$—	$(991)	$(1,230)	$—	$(43,348)	$(46,411)

Total	$—	$(991)	$(1,230)	$—	$(43,348)	$(46,411)

			LIABILITY DERIVATIVE INVESTMENTS
	INVESTMENT GRADE CREDIT FUND	LOW DURATION BOND FUND	STRATEGIC INCOME FUND	OTAL RETURN BOND FUND	ULTRA SHORT BOND FUND	UNCONSTRAINED BOND FUND
Interest contracts:
Futures[1]	$(1,838)	$(62,151)	$(3,171)	$(1,374,789)	$(20,363)	$(252,735)
Options and swaptions written	—	(2,112)	—	—	—	—
Foreign currency exchange contracts:
Forwards	—	—	—	(263,683)	—	—

Total	$(1,838)	$(64,263)	$(3,171)	$(1,638,472)	$(20,363)	$(252,735)

1Includes cumulative appreciation/(depreciation) of financial futures contracts as reported in the Schedules of Portfolio Investments. Only current day’s margin variation is reported within the Statements of Assets and Liabilities.

Semi-Annual Report September 2020 / 284

Notes to Financial Statements (Continued)

The following is a summary of the Funds’ realized gain/(loss) and change in unrealized appreciation/(depreciation) on derivative investments recognized in the Statements of Operations categorized by primary risk exposure for the six months ended September 30, 2020:

	REALIZED GAIN/(LOSS) ON DERIVATIVES RECOGNIZED IN THE STATEMENTS OF OPERATIONS
	ALPHATRAK 500 FUND	CORPORATE BOND FUND	FLEXIBLE INCOME FUND	FLOATING RATE INCOME FUND	HIGH YIELD BOND FUND	INTERMEDIATE BOND FUND
Equity contracts:
Futures	$5,970,894	$ —	$—	$—	$ —	$ —
Interest contracts:
Futures	—	(1,706)	(33,144)	—	374,167	1,671,360
Swap contracts	—	—	—	—	—	97,134
Foreign currency exchange contracts:
Forwards	—	—	—	—	—	892,806

Total	$5,970,894	$(1,706)	$(33,144)	$—	$374,167	$2,661,300

	REALIZED GAIN/(LOSS) ON DERIVATIVES RECOGNIZED IN THE STATEMENTS OF OPERATIONS

	INVESTMENT GRADE CREDIT FUND	LOW DURATION BOND FUND	STRATEGIC INCOME FUND	TOTAL RETURN BOND FUND	ULTRA SHORT BOND FUND	UNCONSTRAINED BOND FUND
Interest contracts:
Futures	$(3,735)	$294,326	$(545,101)	$156,295,573	$(110,856)	$ (26,120,093)
Options and swaptions written	—	—	—	19,825,972	—	—
Swap contracts	1,019	256,105	10,225	11,016,435	—	439,083
Foreign currency exchange contracta:
Forwards	—	2,350,842	—	49,712,320	117,756	2,270,424

Total	$(2,716)	$2,901,273	$(534,876)	$236,850,300	$6,900	$ (23,410,586)

285 / Semi-Annual Report September 2020

Notes to Financial Statements (Continued)

	CHANGE IN UNREALIZED APPRECIATION/(DEPRECIATION) ON DERIVATIVES RECOGNIZED IN THE STATEMENTS OF OPERATIONS

	ALPHATRAK 500 FUND	CORPORATE BOND FUND	FLEXIBLE INCOME FUND	FLOATING RATE INCOME FUND	HIGH YIELD BOND FUND	INTERMEDIATE BOND FUND
Equity contracts:
Futures	$1,829,634	$—	$—	$—	$—	$—
Interest contracts:
Futures	—	3,525	53,671	—	(593,541)	(1,736,911)
Swap contracts	—	—	—	—	—	(99,213)
Foreign currency exchange contracts:
Forwards	—	—	—	—	—	(520,871)

Total	$1,829,634	$3,525	$53,671	$—	$(593,541)	$(2,356,995)

	CHANGE IN UNREALIZED APPRECIATION/(DEPRECIATION) ON DERIVATIVES RECOGNIZED IN THE STATEMENTS OF OPERATIONS
	INVESTMENT GRADE CREDIT FUND	LOW DURATION BOND FUND	STRATEGIC INCOME FUND	TOTAL RETURN BOND FUND	ULTRA SHORT BOND FUND	UNCONSTRAINED BOND FUND
Interest contracts:
Futures	$(5,362)	$ (1,049,982)	$589,833	$(104,080,585)	$47,510	$29,020,789
Options and swaptions written	—	807	—	(10,378,322)	—	—
Swap contracts	(1,018)	(258,612)	(10,397)	(10,540,803)	—	(446,677)
Foreign currency exchange contracts:
Forwards	—	(1,371,501)	—	(24,216,296)	(68,700)	(2,270,424)

Total	$(6,380)	$ (2,679,288)	$579,436	$(149,216,006)	$(21,190)	$26,303,688

Semi-Annual Report September 2020 / 286

Notes to Financial Statements (Continued)

	AVERAGE PERIOD BALANCE OF OUTSTANDING DERIVATIVE FINANCIAL INSTRUMENTS[1]

	ALPHATRAK 500 FUND	CORPORATE BOND FUND	FLEXIBLE INCOME FUND	FLOATING RATE INCOME FUND	HIGH YIELD BOND FUND	INTERMEDIATE BOND FUND
Financial futures contracts:
Average number of contracts purchased	203	3	10	—	752	485
Average number of contracts sold	—	2	10	—	373	197
Average value of contracts purchased	$925,189	$250	$1,503	$—	$1,259,486	$602,944
Average value of contracts sold	$—	$1,141	$12,442	$—	$1,346,801	$189,161
Interest rate swaps:
Average number of contracts - pays fixed rate	—	—	—	—	—	1
Average number of contracts - receives fixed rate	—	—	—	—	—	1
Average notional value - pays fixed rate	$—	$—	$—	$—	$—	$12,256
Average notional value - receives fixed rate	$—	$—	$—	$—	$—	$29,989
Foreign currency exchange contracts:
Average number of contracts sold	1	—	—	1	—	1
Average value of contracts sold	$1,895	$—	$—	$12,972	$—	$165,212

	AVERAGE PERIOD BALANCE OF OUTSTANDING DERIVATIVE FINANCIAL INSTRUMENTS[1]

	INVESTMENT GRADE CREDIT FUND	LOW DURATION BOND FUND	STRATEGIC INCOME FUND	TOTAL RETURN BOND FUND	ULTRA SHORT BOND FUND	UNCONSTRAINED BOND FUND
Financial futures contracts:
Average number of contracts purchased	19	952	3	35,762	2	1,049
Average number of contracts sold	9	591	116	5,179	65	2,156
Average value of contracts purchased	$12,010	$597,698	$2,736	$47,347,866	$213	$180,066
Average value of contracts sold	$12,840	$406,157	$175,543	$3,437,493	$29,559	$9,033,138
Written options:
Average number of contracts	—	—	—	1	—	—
Average notional value	$—	$—	$—	$7,092,016	$—	$—
Interest rate swaps:
Average number of contracts - pays fixed rate	1	1	1	1	—	1
Average number of contracts - receives fixed rate	1	1	1	1	—	1
Average notional value - pays fixed rate	$99	$32,839	$1,346	$1,239,561	$—	$53,109
Average notional value - receives fixed rate	$244	$80,333	$3,293	$3,033,318	$—	$129,970
Written swaptions:
Average number of contracts	—	1	—	—	—	—
Average notional value	$—	$540,000	$—	$—	$—	$—
Foreign currency exchange contracts:
Average number of contracts sold	—	1	1	4	1	1
Average value of contracts sold	$—	$458,768	$4,861	$9,951,451	$23,349	$772,544

1Amounts disclosed represent the volume of derivative contracts for the period ended September 30, 2020.

287 / Semi-Annual Report September 2020

Notes to Financial Statements (Continued)

Counterparty Credit Risk:

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

A Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by such Fund. For OTC options purchased, each Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by such Fund should the counterparty fail to perform under the contracts. Options written by the Funds do not typically give rise to counterparty credit risk, as options written generally obligate the Funds to perform, and not the counterparty.

With exchange-traded purchased options and futures and centrally cleared swaps, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency) of the clearing broker or clearinghouse. Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

In order to better define its contractual rights and to secure rights that will help the Funds mitigate their counterparty risk, a Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between each Fund and a counterparty that governs OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, each Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event a Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

Collateral requirements:

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by a Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of a Fund, if any, is reported separately on the Statements of Assets and Liabilities as cash pledged as collateral. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Portfolio Investments. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold typically of $250,000 or $500,000 before a transfer is required, which is determined at the close of business of the Fund, and additional required collateral is delivered to/pledged by the Fund on the next business day. Typically, the Funds and counterparties are not permitted to sell, repledge or use the collateral they receive. To the extent amounts due to a Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. Each Fund attempts to mitigate counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statements of Assets and Liabilities.

The Funds have implemented the disclosure requirements pursuant to FASB Accounting Standards update No. 2011-11, Disclosures about Offsetting Assets and Liabilities, that requires disclosures to make financial statements that are prepared under U.S. GAAP more comparable to those prepared under International Financial Reporting Standards. Under this guidance the Funds disclose in the Statements of Assets and Liabilities both gross and net information about instruments and transactions eligible for offset such as

Semi-Annual Report September 2020 / 288

Notes to Financial Statements (Continued)

instruments and transactions subject to an agreement similar to a master netting arrangement. In addition, the Funds disclose collateral received and posted in connection with master netting agreements or similar arrangements.

The following table presents Low Duration Bond Fund’s OTC derivative assets by counterparty net of amounts available for offset under an ISDA Master Agreement or similar agreements and net of the related collateral received or pledged by the Fund as of September 30, 2020:

		LOW DURATION BOND FUND

COUNTERPARTY	GROSS DERIVATIVE ASSETS IN THE STATEMENT OF ASSETS AND LIABILITIES	COLLATERAL RECEIVED[1]	DERIVATIVE (ASSETS)/LIABILITIES AVAILABLE FOR OFFSET	NET AMOUNT OF DERIVATIVE ASSETS[2]

Goldman Sachs International Swaptions	$2,655	$—	$(2,112)	$543

Total	$2,655	$—	$(2,112)	$543

1Excess of collateral received for individual counterparty may not be shown for financial reporting purposes.

2Represents the net amount receivable from the counterparty in the event of default.

The following table presents Low Duration Bond Fund’s OTC derivative liabilities by counterparty net of amounts available for offset under an ISDA Master Agreement or similar agreements and net of the related collateral received or pledged by the Fund as of September 30, 2020:

		LOW DURATION BOND FUND

COUNTERPARTY	GROSS DERIVATIVE LIABILITIES IN THE STATEMENT OF ASSETS AND LIABILITIES	COLLATERAL PLEDGED[3]	DERIVATIVE (ASSETS)/LIABILITIES AVAILABLE FOR OFFSET	NET AMOUNT OF DERIVATIVE LIABILITIES[4]

Goldman Sachs International Swaptions	$2,112	$—	$(2,112)	$—

Total	$2,112	$—	$(2,112)	$—

3Excess of collateral pledged for individual counterparty may not be shown for financial reporting purposes.

4Represents the net amount payable to the counterparty in the event of default.

The following table presents Total Return Bond Fund’s OTC derivative assets by counterparty net of amounts available for offset under an ISDA Master Agreement or similar agreements and net of the related collateral received or pledged by the Fund as of September 30, 2020:

		TOTAL RETURN BOND FUND

COUNTERPARTY	GROSS DERIVATIVE ASSETS IN THE STATEMENT OF ASSETS AND LIABILITIES	COLLATERAL RECEIVED[1]	DERIVATIVE (ASSETS)/LIABILITIES AVAILABLE FOR OFFSET	NET AMOUNT OF DERIVATIVE ASSETS[2]

Goldman Sachs International
Foreign Currency Exchange Contracts	$2,952	$—	$(2,952)	$—

Total	$2,952	$—	$(2,952)	$—

1Excess of collateral received for individual counterparty may not be shown for financial reporting purposes.

2Represents the net amount receivable from the counterparty in the event of default.

289 / Semi-Annual Report September 2020

Notes to Financial Statements (Continued)

The following table presents Total Return Bond Fund’s OTC derivative liabilities by counterparty net of amounts available for offset under an ISDA Master Agreement or similar agreements and net of the related collateral received or pledged by the Fund as of September 30, 2020:

		TOTAL RETURN BOND FUND

COUNTERPARTY	GROSS DERIVATIVE LIABILITIES IN THE STATEMENT OF ASSETS AND LIABILITIES	COLLATERAL PLEDGED[3]	DERIVATIVE (ASSETS)/LIABILITIES AVAILABLE FOR OFFSET	NET AMOUNT OF LIABILITIES[4]
Goldman Sachs International
Foreign Currency Exchange Contracts	$263,683	$(260,731)	$(2,952)	$—

Total	$263,683	$(260,731)	$(2,952)	$—

3Excess of collateral pledged for individual counterparty may not be shown for financial reporting purposes.

4Represents the net amount payable to the counterparty in the event of default.

3.	PORTFOLIO INVESTMENTS

The Funds may invest in mortgage pass-through securities which represent interests in pools of mortgages in which payments of both principal and interest on the securities are generally made monthly, in effect “passing through” monthly payments made by borrowers on the residential or commercial mortgage loans which underlie the securities (net of any fees paid to the issuer or guarantor of the securities). Mortgage pass-through securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates.

The Funds may invest in securities issued by Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corp. (“FHLMC”). These are fixed income securities that derive their value from or represent interests in a pool of mortgages or mortgage securities. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of a mortgage-backed security and could result in losses to the Funds. The risk of such defaults is generally higher in the case of mortgage pools that include sub-prime mortgages. Sub-prime mortgages refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their mortgages.

Additionally, securities issued by FNMA and FHLMC are not backed by or entitled to the full faith and credit of the United States and are supported by the right to the issuer to borrow from the Treasury.

On September 7, 2008, the Federal Housing Finance Agency was appointed as conservator of FNMA and FHLMC. In addition, the U.S. Department of the Treasury has agreed to provide capital as needed to ensure FNMA and FHLMC continue to provide liquidity to the housing and mortgage markets.

The Funds may also invest in Collateralized Mortgage Obligations (“CMOs”). CMOs are debt obligations collateralized by residential or commercial mortgage loans or residential or commercial mortgage pass-through securities. Interest and principal are generally paid monthly. CMOs may be collateralized by whole mortgage loans or private mortgage pass-through securities but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by Government National Mortgage Association (“GNMA”), FHLMC, or FNMA. The issuer of a series of CMOs may elect to be treated for tax purposes as a Real Estate Mortgage Investment Conduit. CMOs are structured into multiple classes, each bearing a different stated maturity. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes usually receive principal only after shorter classes have been retired. An investor may be partially protected against a sooner than desired return of principal because of the sequential payments.

The Funds may enter into to be announced (“TBA”) commitments to purchase or sell securities for a fixed price at a future date. TBA commitments are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased or sold declines or increases prior to settlement date, which is in addition to the risk of decline in the value of the Funds’ other assets. Unsettled TBA commitments are valued at the current market value of the underlying securities, according to the procedures described in Note 2 under “Security Valuation”.

The Funds may invest in Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other Collateralized Debt Obligations (“CDOs”), which are debt instruments backed solely by a pool of other debt securities. The risks of an investment in a CBO, CLO or other CDO depend largely on the type of the collateral securities and the class of the CBO, CLO or other CDO in

Semi-Annual Report September 2020 / 290

Notes to Financial Statements (Continued)

which a Fund invests. Some CBOs, CLOs and other CDOs have credit ratings, but are typically issued in various classes with various priorities. Normally, CBOs, CLOs and other CDOs are privately offered and sold (that is, not registered under the securities laws) and may be characterized by the Funds as illiquid securities, but an active dealer market may exist for CBOs, CLOs and other CDOs that qualify for Rule 144A transactions. In addition to the normal interest rate, default and other risks of fixed income securities, CBOs, CLOs and other CDOs carry additional risks, including the possibility that distributions from collateral securities will not be adequate to make interest or other payments, the quality of the collateral may decline in value or default, the Funds may invest in CBOs, CLOs and other CDOs that are subordinate to other classes, there may be volatility in value, and the complex structure of the security may not be fully understood at the time of investment and produce disputes with the issuer or unexpected investment results.

The Funds may invest in stripped mortgage-backed securities issued by the U.S. government, its agencies and instrumentalities. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. In certain cases, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). During the six months ended September 30, 2020, certain interest only securities were held as part of the overall mortgage portfolio holdings. The yield to maturity on IOs is sensitive to the rate of principal repayments (including prepayments) on the related underlying mortgage assets, and principal payments may have a material effect on yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may not fully recoup its initial investment in IOs. Such securities will be considered liquid only if so determined in accordance with guidelines established by the Board. The Funds also may invest in stripped mortgage-backed securities that are privately issued. These securities will be considered illiquid for purposes of each Fund’s limit on illiquid securities.

The Funds may purchase participations in commercial loans, or may purchase assignments of such loans. Such indebtedness may be secured or unsecured. Loan participations typically represent direct participation in a loan to a corporate borrower, and generally are offered by banks or other financial institutions or lending syndicates. The Funds may participate in such syndications, or can buy part of a loan, becoming a part lender. When purchasing loan participations, a Fund assumes the credit risk associated with the corporate borrower and may assume the credit risk associated with an interposed bank or other financial intermediary. The participation interests in which a Fund intends to invest may not be rated by any nationally recognized rating service. Participations and assignments also involve special types of risk, including interest rate risk, liquidity risk, and the risk of being a lender. If a Fund purchases a participation, it may only be able to enforce its rights through the lender, and may assume the credit risk of the lender in addition to the borrower.

The Funds may also sell a debt or equity security short, that is, without owning it, and borrow the same security from a broker or other institution to complete the sale. The Adviser may use short sales when it believes a security is overvalued or as a partial hedge against a position in a related security of the same issuer held by a Fund. The Corporate Bond Fund, Flexible Income Fund, High Yield Bond Fund, Investment Grade Credit Fund and Strategic Income Fund may not make short sales of securities or maintain a short position if more than 33 1/3% of the Fund’s total assets (taken at current value) are held as collateral for such sales at any one time. The Alpha Trak 500 Fund, Intermediate Bond Fund, Low Duration Bond Fund, Total Return Bond Fund, Ultra Short Bond Fund and Unconstrained Bond Fund will not make total short sales exceeding 25% of the Fund’s total assets. The Floating Rate Income Fund will not make total short sales exceeding 15% of the Fund’s total assets. If the value of the security sold short increases, a Fund would lose money because it would need to replace the borrowed security by purchasing it at a higher price. The potential loss is unlimited. (If the short sale was intended as a hedge against another investment, the loss on the short sale may be fully or partially offset by gains in that other investment.) At September 30, 2020, the Funds did not hold any short debt or equity.

A lender may request that the borrowed securities be returned on short notice; if that occurs at a time when other short sellers of the subject security are receiving similar requests, a “short squeeze” can occur. This means that the Funds might be compelled, at the most disadvantageous time, to replace borrowed securities previously sold short, with purchases on the open market at prices significantly greater than those at which the securities were sold short. Short selling also may produce higher than normal portfolio turnover and result in increased transaction costs to the Funds. The Funds also may make short sales “against-the-box”, in which the Funds sell short securities they own. The Funds will incur transaction costs, including interest expenses, in connection with opening, maintaining and closing short sales against-the-box, which result in a “constructive sale”, requiring the Fund to recognize any taxable gain from the transaction.

The Funds may invest in payment-in-kind securities (“PIKs”). PIKs give the issuer the option at each interest payment date of making interest payments in either cash or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro-rata adjustment from the unrealized appreciation or depreciation on investments to interest receivable on the Statements of Assets and Liabilities.

For the six months ended September 30, 2020, the Funds did not receive any in-kind payments with respect to PIK securities.

291 / Semi-Annual Report September 2020

Notes to Financial Statements (Continued)

The Funds may invest in repurchase agreements. In a repurchase agreement, the Funds purchase a security from a counterparty who agrees to repurchase the same security at a mutually agreed upon date and price. On a daily basis, the counterparty is required to maintain collateral subject to the agreement and in value no less than the agreed repurchase amount. The agreements are conditioned upon the collateral being deposited under the Federal Reserve book entry system or held in a segregated account by the Funds’ custodian or designated sub-custodians under tri-party repurchase agreements. In the event the counterparty defaults and the fair value of the collateral declines, the Funds could experience losses, delays and costs in liquidating the collateral.

Master Repurchase Agreements (“MRAs”) permit each Fund, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from each Fund. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, each Fund receives securities as collateral with a market value in excess of the repurchase price to be received by each Fund upon the maturity of the repurchase transaction. Upon a bankruptcy or insolvency of the MRA counterparty, each Fund recognizes a liability with respect to such excess collateral to reflect each Fund’s obligation under bankruptcy law to return the excess to the counterparty. As of September 30, 2020, the Funds did not hold any repurchase agreements.

The Funds may enter into reverse repurchase agreements, whereby a Fund sells securities concurrently with entering into an agreement to repurchase those securities at a later date at a fixed price. During the reverse repurchase agreement period, the Fund continues to receive principal and interest payments on those securities. Reverse repurchase agreements are speculative techniques involving leverage and are considered borrowings by the Fund for purposes of the percentage limitations applicable to borrowings. Securities sold under reverse repurchase agreements are recorded as a liability. Interest payments made are recorded as a component of interest expense. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. A reverse purchase agreement involves the risk that the market value of the security sold by a Fund may decline below the repurchase price of the security. A Fund will segregate assets determined to be liquid by the manager or otherwise cover its obligations under reverse repurchase agreements. As of September 30, 2020, the Funds did not hold any average dollar amount and average interest rate of reverse repurchase agreements.

Reverse repurchase transactions and treasury roll transactions are entered into by a Fund under MRAs. With reverse repurchase transactions and treasury roll transactions, typically the Funds and the counterparties are not permitted to sell, re-pledge, or use the collateral associated with the transaction. Pursuant to the terms of the MRA, a Fund receives or posts securities as collateral with a market value in excess of the repurchase price to be paid or received by a Fund upon the maturity of the transaction. Upon a bankruptcy or insolvency of the MRA counterparty, a Fund is considered an unsecured creditor with respect to excess collateral and, as such, the return of excess collateral may be delayed. As of September 30, 2020, the Funds did not hold any reverse repurchase agreements.

In the event the counterparty of securities under an MRA files for bankruptcy or becomes insolvent, a Fund’s use of the proceeds from the agreement may be restricted while the counterparty, or its trustee or receiver, determines whether or not to enforce a Fund’s obligation to repurchase the securities.

Each Fund may enter into when-issued, delayed-delivery, or forward commitment transactions in order to lock in the purchase price of the underlying security, or in order to adjust the interest rate exposure of the Fund’s existing portfolio. In when-issued, delayed-delivery, or forward commitment transactions, a Fund commits to purchase or sell particular securities, with payment and delivery to take place at a future date. Although a Fund does not pay for the securities or start earning interest on them until they are delivered, it immediately assumes the risks of ownership, including the risk of price fluctuation. If a Fund’s counterparty fails to deliver a security purchased on a when-issued, delayed-delivery, or forward commitment basis, there may be a loss, and that Fund may have missed an opportunity to make an alternative investment. Prior to settlement of these transactions, the value of the subject securities will fluctuate, reflecting interest rate changes. In addition, because a Fund is not required to pay for when-issued, delayed-delivery, or forward commitment securities until the delivery date, they may result in a form of leverage to the extent a Fund does not maintain liquid assets equal to the face amount of the contract. The Funds segregate assets (cash and/or securities) to cover the amounts outstanding related to these transactions.

Derivatives:

The Funds may engage in various portfolio investment strategies both to increase the return of the Funds and to economically hedge, or protect, their exposure to interest rate movements and movements in the securities markets. Losses may arise if the value of the contract decreases due to an unfavorable change in the price of the underlying security or if the counterparty does not perform under the contract. The Funds are subject to credit risk, equity price risk and interest rate risk in the normal course of pursuing its investment objectives by investing in various derivative financial instruments, as described below:

Semi-Annual Report September 2020 / 292

Notes to Financial Statements (Continued)

Over the reporting period, the Funds engaged in interest rate futures contracts, foreign currency exchange contracts, swap agreements and swaptions as a means of managing interest rate risk and yield curve positioning consistent with the Adviser’s current market perspectives. Additionally, credit default swaps were held for the purposes of (1) hedging valuation risks specific to identified market segments, industries and credits and (2) efficiently gaining income-bearing exposures to selected market segments, industries and credits. The market value of these instruments, realized and changes in unrealized gains and losses, and the types of contracts are included in the Schedule of Portfolio Investments and the Notes to Financial Statements.

Options - The Funds may purchase and write call and put options on securities, securities indices and on foreign currencies. A Fund may purchase put options on securities to seek to protect holdings in an underlying or related security against a substantial decline in market value. A Fund may purchase call options on securities to seek to protect against substantial increases in prices of securities the Fund intends to purchase pending its ability to invest in such securities in an orderly manner. The Fund pays a premium which is included as an asset on the Statements of Assets and Liabilities and subsequently marked-to-market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. A Fund may write a call or put option only if the option is covered by the Fund holding a position in the underlying securities or by other means which would permit immediate satisfaction of the Fund’s obligation as writer of the option. When the Fund writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked-to-market to reflect the current value of the option written. These liabilities are included on the Statements of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). The purchase and writing of options involves certain risks. During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying securities above the sum of the premium and exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying securities decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying securities at the exercise price. If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security, in the case of a put, remains equal to or greater than the exercise price or, in the case of a call, remains less than or equal to the exercise price, the Fund will lose its entire investment in the option. There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options markets, a Fund may be unable to close out a position.

The Funds may execute transactions in both listed and over-the-counter options. Listed options involve minimal counterparty risk since listed options are guaranteed against default by the exchange on which they trade. Transactions in certain over-the-counter options may expose the Funds to the risk of default by the counterparty to the transaction. In the event of default by the counterparty to the over-the-counter option transaction, a Fund’s maximum amount of loss is the premium paid (as purchaser) or the unrealized loss of the contract (as writer). As of September 30, 2020, the Low Duration Bond Fund held written swaptions.

Futures - The Funds purchased or sold exchange-traded futures contracts, which are contracts that obligate the Funds to make or take delivery of a financial instrument or the cash value of a security index at a specified future date at a specified price. The Funds may use futures contracts to manage exposure to the stock and bond markets or changes in interest rates and currency values, or for gaining exposure to markets. Risks of entering into futures contracts include the possibility that there may be an illiquid market at the time the Adviser to the Fund may be attempting to sell some or all of the Fund holdings or that a change in the value of the contract may not correlate with changes in the value of the underlying securities. Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin). Subsequent payments (variation margin) are made or received by the Fund, generally on a daily basis. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains or losses. The Funds recognize a realized gain or loss when the contract is closed or expires.

Futures transactions involve minimal counterparty risk since futures contracts are guaranteed against default by the exchange on which they trade.

Foreign Currency - The Funds may hold foreign currency as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to foreign currencies (foreign currency exchange rate risk).

Foreign Currency Exchange Contracts - The Funds entered into foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to foreign currencies (foreign currency exchange rate risk). A foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Foreign currency exchange contracts, when used by a Fund, help to manage the overall exposure to the currencies in which some of the investments held by a Fund are denominated. The contract is marked-to-market daily and the change in market value is recorded by a Fund as an unrealized gain or loss. When the contract is closed, a Fund records a realized gain or loss equal to the

293 / Semi-Annual Report September 2020

Notes to Financial Statements (Continued)

difference between the value at the time it was opened and the value at the time it was closed. The use of foreign currency exchange contracts involves the risk that the value of a foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies and the risk that a counterparty to the contract does not perform its obligations under the agreement.

Swaps - The Funds invested in swap agreements. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than a year. In a standard swap transaction, two parties agree to exchange the returns earned on specific assets, such as the return on, or increase in value of, a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a basket of securities representing a particular index. A swap contract may not be assigned without the consent of the counterparty (and in certain circumstances may not be assignable), and may result in losses in the event of a default or bankruptcy of the counterparty.

The Funds entered into credit default swap agreements to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. The buyer in a credit default contract is obligated to pay the seller a periodic stream of payments over the term of the contract provided no event of default has occurred. In the event of default, the seller must pay the buyer the par value (full notional value) of the reference obligation in exchange for the reference obligation. The Funds may be either the buyer or seller in such transactions. If a Fund is a buyer and no event of default occurs, the Fund loses its investment and recovers nothing. However, if an event of default occurs, the buyer receives full notional value for a reference obligation that may have little or no value. As a seller of a credit default swap, the Fund receives a fixed rate of income throughout the term of the contract, provided there is no default event. If an event of default occurs, the seller may pay the notional value of the reference obligation. The value of the reference obligation received by the seller, coupled with the periodic payments previously received may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Fund. Credit default swaps involve greater risks than if the Fund had invested in the reference obligation directly. In addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risk.

The aggregate fair value of credit default swaps in a net liability position is reflected as unrealized depreciation. The collateral posted for swap contracts, net of assets received as collateral, is also disclosed in the Notes to Schedules of Portfolio Investments. The maximum potential amount of future payments (undiscounted) that a portfolio as a seller of protection could be required to make under a credit default swap agreement is an amount equal to the notional amount of the agreement. As of September 30, 2020 there were no credit default swaps outstanding in the Funds. These potential amounts are partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a portfolio for the same referenced entity or entities.

The Funds entered into interest rate swap agreements. Interest rate swaps are agreements in which one party pays a floating rate of interest on a notional principal amount and receives a fixed rate of interest on the same notional principal amount for a specified period of time. Alternatively, a party may pay a fixed rate and receive a floating rate. In more complex swaps, the notional principal amount may decline (or amortize) over time. The Funds’ maximum risk of loss due to counterparty default is the discounted NAV of the cash flows paid to/received from the counterparty over the interest rate swap’s remaining life. The Funds enter into interest rate swaps to manage duration, the yield curve, or interest rate risk by economically hedging the value of the fixed-rate bonds which may decrease when interest rates rise (interest rate risk).

The Funds may write (sell) and purchase put and call swaptions. Swaption contracts written by the Funds represent an option that gives the purchaser the right, but not the obligation, to enter into a new swap agreement, or to shorten, extend, cancel or modify an existing swap agreement, on a future date on specified terms. Depending on the terms of the particular option agreement, a Fund will generally incur a greater degree of risk when it writes a swaption than it will incur when it purchases a swaption. When a Fund purchases a swaption, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a Fund writes a swaption, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement. At September 30, 2020, the Low Duration Bond Fund held swaptions.

In addition to the securities listed above, the AlphaTrak 500 Fund invested in the following equity derivative instruments with a notional or contractual value up to its total assets: S&P 500 Index futures contracts, Mini S&P 500 Index futures contracts, options on the S&P 500 Index and S&P futures, and swap agreements involving the S&P 500 Index. When the above listed S&P Index derivatives appear to be overvalued relative to the S&P 500 Index, the Fund may invest up to 100% in the common stocks that comprise the S&P 500 Index. The Fund may also invest up to 25% of its total assets in these stocks indirectly by purchasing interests in one or more mutual funds, asset pools, or trusts that invest in such stocks.

The Funds may enter into total return swap agreements. Total return swap is the generic name for any non-traditional swap where one party agrees to pay the other the “total return” of a defined underlying asset, usually in return for receiving a stream of LIBOR-based cash flows. The total return swap may be applied to any underlying asset but is most commonly used with equity indices, single

Semi-Annual Report September 2020 / 294

Notes to Financial Statements (Continued)

stocks, bonds and defined portfolios of loans and mortgages. The total return swap is a mechanism for the user to accept the economic benefits of asset ownership without utilizing the balance sheet. The other leg of the swap, usually LIBOR, is spread to reflect the non-balance sheet nature of the product. Total return swaps can be designed with any underlying asset agreed between two parties.

As a result, unrealized gains are reported as an asset and unrealized losses are reported as a liability in the Statements of Assets and Liabilities. The change in the value of the swaps, including periodic amounts of interest paid or received on swaps is reported as unrealized gains or losses in both the Statements of Assets and Liabilities and the Statements of Operations. A realized gain or loss is recorded upon payment or termination of swap agreements. Swap agreements are stated at fair value. Notional principal amounts are used upon payment or receipt of a periodic payment or termination of swap agreements to express the extent of involvement in these transactions, but the amounts subject to credit risk are much smaller. At September 30, 2020, the Funds had outstanding swap agreements as listed in the Funds’ Schedules of Portfolio Investments. Swap transactions present risk of loss in excess of the related amounts in the Statements of Assets and Liabilities.

4.	RISK CONSIDERATIONS

Foreign Investing Risk: The Funds may be exposed to the risk that the Funds’ share prices will fluctuate with market conditions, currency exchange rates and the economic and political climates in countries where the Funds invest.

Market Risk: Because the values of the Funds’ investments will fluctuate with market conditions, so will the value of your investment in the Funds. You could lose money on your investment in the Funds or the Funds could underperform other investments.

Liquidity Risk: The Funds’ investments in illiquid securities may reduce the returns of the Funds because they may not be able to sell the illiquid securities at an advantageous time or price. Investments in high-yield securities, foreign securities, derivatives or other securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk. Certain investments in private placements and Rule 144A securities may be considered illiquid investments. The Funds may invest in private placements and Rule 144A securities.

Interest Rate Risk: The values of the Funds’ investments fluctuate in response to movements in interest rates. If rates rise, the values of debt securities generally fall. The longer the average duration of a Fund’s investment portfolio, the greater the change in value.

Mortgage-Backed and Other Asset-Backed Securities Risk: Each Fund may invest in mortgage-backed or other asset-backed securities. The values of some mortgaged-backed or other asset-backed securities may expose a Fund to a lower rate of return upon reinvestment of principal. When interest rates rise, the value of mortgage-related securities generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed income securities. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may shorten or extend the effective maturity of the security beyond what was anticipated at the time of purchase. If unanticipated rate of prepayment on underlying mortgages increases the effective maturity of a mortgage-related security, the volatility of the security can be expected to increase. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

Derivatives Risk: Use of derivatives, which at times is an important part of the Funds’ investment strategy, involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Investments in derivatives could cause the Funds to lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Funds will engage in these transactions to reduce exposure to other risks when that would be beneficial.

Credit Risk: The values of any of the Funds’ investments may also decline in response to events affecting the issuer or its credit rating. The lower-rated debt securities in which the Fund may invest are considered speculative and are subject to greater volatility and risk of loss than investment-grade securities, particularly in deteriorating economic conditions. The value of some mortgage-related securities in which the Funds invest also may fall because of unanticipated levels of principal prepayments that can occur when interest rates decline.

Certain of the Funds invest a material portion of their assets in securities of issuers that hold mortgage- and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults. Continuing shifts in the market’s perception of credit quality on securities backed by commercial and residential mortgage loans and other financial assets may result in increased volatility of market price and periods of illiquidity that can negatively impact the valuation of certain issuers held by the Funds.

295 / Semi-Annual Report September 2020

Notes to Financial Statements (Continued)

Mortgage-backed securities (“MBS”) and Asset-backed securities (“ABS”) are characterized and classified in a variety of different ways. These classifications include a view of the securities’ cash flow structure (pass-through, sequential pay, prepayment-protected, interest-only, principal-only, etc.), the security of the claim on the underlying assets (senior, mezzanine and subordinated), as well as types of underlying collateral (prime conforming loans, prime non-conforming loans, Alt-A loans, subprime loans, commercial loans, etc.). In many cases, the classification incorporates a degree of subjectivity: a particular loan might be categorized as “prime” by the underwriting standards of one mortgage issuer while another might classify the loan as “subprime.” In addition to other functions, the risk associated with an investment in a mortgage loan must take into account the nature of the collateral, the form and the level of credit enhancement, the vintage of the loan, the geography of the loan, the purpose of the loan (refinance versus purchase versus equity take-out), the borrower’s credit quality (e.g. FICO score), and whether the loan is a first trust deed or a second lien.

The mortgage industry lacks a single bright-line as to what separates a subprime loan from an Alt-A loan. Often it is a combination of loan characteristics involving both borrower criteria as well as collateral criteria that determine which category a loan is placed in. However, in order to be both conservative and objective as possible, the Adviser applied the following criteria to the Funds’ residential mortgage and asset-backed holdings in coming up with its categorizations:

Sub Prime - Any asset-backed bond whose collateral was residential mortgages which were considered to be subprime, provided that the loans did not belong to the classification of manufactured housing loans.

Alt-A - Any mortgage-backed security whose average borrower FICO score was less than 730 and/or was listed as an Alt-A pool by Bloomberg were considered to be Alt-A bonds.

Counterparty Risk: The Funds may be exposed to counterparty risk, or the risk that an entity with which the Funds have unsettled or open transactions may default. Financial assets, which potentially expose the Funds to credit and counterparty risks, consist principally of investments and cash due from counterparties. The extent of the Funds’ exposure to credit and counterparty risks with respect to these financial assets is approximated by their fair value recorded in the Funds’ Statements of Assets and Liabilities.

Public Health Emergencies Risk and Impact of the Coronavirus (COVID-19): Pandemics and other local, national, and international public health emergencies, including outbreaks of infectious diseases such as SARS, H1N1/09 Flu, the Avian Flu, Ebola and the current outbreak of the novel coronavirus (“COVID-19”), can result, and in the case of COVID-19 is resulting, in market volatility and disruption, and any similar future emergencies may materially and adversely impact economic production and activity in ways that cannot be predicted, all of which could result in substantial investment losses.

The World Health Organization officially declared in March 2020 that the COVID-19 outbreak formally constitutes a “pandemic.” This outbreak has caused a worldwide public health emergency, straining healthcare resources and resulting in extensive and growing numbers of infections, hospitalizations and deaths. In an effort to contain COVID-19, local, regional, and national governments, as well as private businesses and other organizations, have imposed and continue to impose severely restrictive measures, including instituting local and regional quarantines, restricting travel (including closing certain international borders), prohibiting public activity (including “stay-at-home,” “shelter-in-place,” and similar orders), and ordering the closure of a wide range of offices, businesses, schools, and other public venues. Consequently, COVID-19 has significantly diminished and disrupted global economic production and activity of all kinds and has contributed to both volatility and a severe decline in financial markets. Among other things, these unprecedented developments have resulted in: (i) material reductions in demand across most categories of consumers and businesses; (ii) dislocation (or, in some cases, a complete halt) in the credit and capital markets; (iii) labor force and operational disruptions; (iv) slowing or complete idling of certain supply chains and manufacturing activity; and (v) strain and uncertainty for businesses and households, with a particularly acute impact on industries dependent on travel and public accessibility, such as transportation, hospitality, tourism, retail, sports, and entertainment.

The ultimate impact of COVID-19 (and of the resulting precipitous decline and disruption in economic and commercial activity across many of the world’s economies) on global economic conditions, and on the operations, financial condition, and performance of any particular market, industry or business, is impossible to predict. However, ongoing and potential additional materially adverse effects, including further global, regional and local economic downturns (including recessions) of indeterminate duration and severity, are possible. The extent of COVID-19’s impact will depend on many factors, including the ultimate duration and scope of the public health emergency and the restrictive countermeasures being undertaken, as well as the effectiveness of other governmental, legislative, and financial and monetary policy interventions designed to mitigate the crisis and address its negative externalities, all of which are evolving rapidly and may have unpredictable results. Even if COVID-19’s spread is substantially contained, it will be difficult to assess what the longer-term impacts of an extended period of unprecedented economic dislocation and disruption will be on future economic developments, the health of certain markets, industries and businesses, and commercial and consumer behavior.

The ongoing COVID-19 crisis and any other public health emergency could have a significant adverse impact on our investments and result in significant investment losses. The extent of the impact on business operations and performance of market participants and the companies in which we invest depends and will continue to depend on many factors, virtually all of which are highly uncertain

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Notes to Financial Statements (Continued)

and unpredictable, and this impact may include or lead to: (i) significant reductions in revenue and growth; (ii) unexpected operational losses and liabilities; (iii) impairments to credit quality; and (iv) reductions in the availability of capital. These same factors may limit the ability to source, research, and execute new investments, as well as to sell investments in the future, and governmental mitigation actions may constrain or alter existing financial, legal, and regulatory frameworks in ways that are adverse to the investment strategies we intend to pursue, all of which could materially diminish our ability to fulfill investment objectives. They may also impair the ability of the companies in which we invest or their counterparties to perform their respective obligations under debt instruments and other commercial agreements (including their ability to pay obligations as they become due), potentially leading to defaults with uncertain consequences, including the potential for defaults by borrowers under debt instruments held in a client’s portfolio. In addition, an extended period of remote working by the employees of the companies in which we invest subjects those companies to additional operational risks, including heightened cybersecurity risk. Remote working environments may be less secure and more susceptible to cyberattacks that seek to exploit the COVID-19 pandemic, and the operational damage of any such events could potentially disrupt our business and reduce the value of our investments. The operations of securities markets may also be significantly impacted, or even temporarily or permanently halted, as a result of government quarantine measures, restrictions on travel and movement, remote-working requirements, and other factors related to a public health emergency, including the potential adverse impact on the health of any such entity’s personnel. These measures may also hinder normal business operations by impairing usual communication channels and methods, hampering the performance of administrative functions such as processing payments and invoices, and diminishing the ability to make accurate and timely projections of financial performance. Because our ability to execute transactions on behalf of the Funds is dependent upon the timely performance of multiple third parties, any interruptions in the business operations of those third parties could impair our ability to effectively implement a Fund’s investment strategies.

LIBOR Risk: The London Interbank Offer Rate (“LIBOR”) historically has been and currently is used extensively in the U.S. and globally as a “benchmark” or “reference rate” for various commercial and financial contracts, including corporate and municipal bonds, bank loans, asset-backed and mortgage-related securities, interest rate swaps and other derivatives. For example, debt securities in which a Fund invests may pay interest at floating rates based on LIBOR or may be subject to interest caps or floors based on LIBOR.A Fund’s derivative investments may also reference LIBOR. In July 2017, the head of the United Kingdom Financial Conduct Authority announced the intention to phase out the use of LIBOR by the end of 2021. There is currently no definitive information regarding the future utilization of LIBOR or of any particular replacement reference rate. Abandonment of or modifications to LIBOR could have adverse impacts on newly issued financial instruments and existing financial instruments that reference LIBOR. The expected discontinuation of LIBOR could have a significant impact on the financial markets and may present a material risk for certain market participants, including investment companies such as the Funds. Abandonment of or modifications to LIBOR could lead to significant short- and long-term uncertainty and market instability. The risks associated with this discontinuation and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. It remains uncertain how such changes would be implemented and the effects such changes would have on the Funds, issuers of instruments in which the Funds invest, and the financial markets generally.

5.	SECURITIES TRANSACTIONS

Investment transactions for the six months ended September 30, 2020, excluding U.S. government and short-term investments, were as follows:

PORTFOLIO	PURCHASES	SALES
AlphaTrak 500 Fund	$5,509,395	$3,754,881
Corporate Bond Fund	8,239,870	308,427
Flexible Income Fund	28,865,043	1,186,469
Floating Rate Income Fund	50,715,476	44,281,561
High Yield Bond Fund	499,566,240	346,460,117
Intermediate Bond Fund	107,901,898	161,706,133
Investment Grade Credit Fund	4,523,449	1,007,625
Low Duration Bond Fund	369,763,639	516,234,360
Strategic Income Fund	5,216,131	33,230,278
Total Return Bond Fund	7,331,552,719	12,005,760,149
Ultra Short Bond Fund	34,355,749	22,563,314
Unconstrained Bond Fund	532,115,972	876,961,306

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Notes to Financial Statements (Continued)

Investment transactions in U.S. government securities for the six months ended September 30, 2020 were as follows:

PORTFOLIO	PURCHASES	SALES
AlphaTrak 500 Fund	$3,654,960	$2,396,769
Corporate Bond Fund	811,557	946,025
Flexible Income Fund	7,090,319	953,966
Intermediate Bond Fund	1,197,459,017	1,144,811,466
Investment Grade Credit Fund	2,595,073	2,056,083
Low Duration Bond Fund	1,455,294,027	1,106,439,999
Strategic Income Fund	—	1,253,984
Total Return Bond Fund	169,177,960,965	159,836,242,158
Ultra Short Bond Fund	31,116,635	20,101,187
Unconstrained Bond Fund	1,216,687,377	1,036,609,344

There were no purchases or sales of securities from affiliated investment accounts for the six months ended September 30, 2020. These trades are in accordance with the provisions set forth in Section 17(a)-7 of the 1940 Act.

Investment transactions in the shares of affiliated issuers for the six months ended September 30, 2020 were as follows:

	VALUE AT BEGINNING OFYEAR	PURCHASES	SALES	DIVIDEND/ INTEREST	VALUE AT END OF PERIOD	REALIZED GAIN/ LOSS	CHANGE IN UNREALIZED APPRECIATION/ (DEPRECIATION)
High Yield Bond Fund
Homer City Holdings LLC	$27,660	$—	$—	$—	$27,660	$—	$—

Total Return Bond Fund
Homer City Holdings LLC	64,939	—	—	—	64,939	—	—

6.	INVESTMENT ADVISORY SERVICES AND OTHER TRANSACTIONS

As compensation for advisory services, the Adviser charges the Corporate Bond Fund, the Flexible Income Fund, the Floating Rate Income Fund, the High Yield Bond Fund, the Intermediate Bond Fund, the Investment Grade Credit Fund, the Low Duration Bond Fund, the Total Return Bond Fund, the Ultra Short Bond Fund and the Unconstrained Bond Fund a fee, computed daily and payable monthly, at an annual rate of 0.40%, 0.45%, 0.55%, 0.50%, 0.35%, 0.35%, 0.30%, 0.35%, 0.25% and 0.65%, respectively, of each Fund’s average daily net assets. The Adviser charges the Strategic Income Fund a basic fee of 1.20% of the Fund’s average daily net assets. The basic fee may be adjusted upward or downward (by up to 0.70% of the Fund’s average daily net assets for the relevant 12-month performance period), depending on whether, and to what extent, the investment performance of the Strategic Income Fund, for the relevant performance period, exceeds or is exceeded by, the performance of the ICE BofAML 3-Month U.S. Treasury Bill Index over the same period. Under this agreement, the basic fee was decreased by 0.22% resulting in $257,172 of total management fees for the six months ended September 30, 2020. The Adviser charges the AlphaTrak 500 Fund a basic fee of 0.35% of the Fund’s average daily net assets. The basic fee may be adjusted upward or downward (by up to 0.35% of the Fund’s average daily net assets for the relevant three-month performance period), depending on whether, and to what extent, the investment performance of the AlphaTrak 500 Fund before management fees, for the relevant performance period, exceeds or is exceeded by, the performance of the S&P 500 Index, plus an annualized margin of 1.00% over the same period. Under this agreement, the basic fee increased by 0.12% resulting in $77,263 total management fees for the six months ended September 30, 2020.

The Adviser has agreed in an operating expenses agreement with the Trust to limit each Fund’s expenses, (excluding interest, taxes, brokerage commissions, short sales dividend expense, acquired fund fees and expenses, and any expenses incurred in connection with any merger or reorganization or extraordinary expenses such as litigation) as described in the table below. The operating expenses agreement has a one-year term, renewable at the end of each fiscal year. Each Fund has agreed to reimburse the Adviser, for a period of up to three years, for any such payments to the extent that the Fund’s operating expenses are otherwise below its expense cap at both the time of the waiver and the recoupment. The Adviser’s obligation will not be recorded as a liability on the books of the applicable Fund to the extent that the total operating expenses of the Fund are at or above the expense cap. However, if the total operating expenses of a Fund fall below the expense cap, the reimbursement to the Adviser (up to the cap) will be accrued by the Fund as a liability if the Adviser seeks to recoup those amounts and the independent trustees have approved that reimbursement. The Adviser may not request or receive reimbursement from a Fund for prior reductions or reimbursements before the payment of a Fund’s operating expenses for the year.

Semi-Annual Report September 2020 / 298

Notes to Financial Statements (Continued)

Investment advisory fees and related contractual expense limitations for the six months ended September 30, 2020, were as follows:

	INVESTMENT ADVISORY FEE RATE					CONTRACTUAL EXPENSE LIMITATION[1]

PORTFOLIO	CLASS M	CLASS I	CLASS I-2	ADMINI- STRATIVE CLASS	PLAN CLASS	CLASS M	CLASS I	CLASS I-2	ADMINI- STRATIVE CLASS	PLAN CLASS
	0.00%-
AlphaTrak 500 Fund	0.70%	N/A	N/A	N/A	N/A	0.90%	N/A	N/A	N/A	N/A
Corporate Bond Fund	0.40%	0.40%	N/A	N/A	N/A	0.75%	0.50%	N/A	N/A	N/A
Flexible Income Fund	0.45%	0.45%	N/A	N/A	N/A	0.80%	0.55%	N/A	N/A	N/A
Floating Rate Income Fund	0.55%	0.55%	N/A	N/A	N/A	0.90%	0.70%	N/A	N/A	N/A
High Yield Bond Fund	0.50%	0.50%	N/A	N/A	N/A	0.85%	0.60%	N/A	N/A	N/A
Intermediate Bond Fund	0.35%	0.35%	N/A	N/A	N/A	0.70%	0.49%	N/A	N/A	N/A
Investment Grade Credit Fund	0.35%	0.35%	N/A	N/A	N/A	0.70%	0.49%	N/A	N/A	N/A
Low Duration Bond Fund	0.30%	0.30%	N/A	0.30%	N/A	0.63%	0.44%	N/A	0.83%	N/A
	0.50%-	0.50%-
Strategic Income Fund	1.90%	1.90%	N/A	N/A	N/A	2.35%	2.10%	N/A	N/A	N/A
Total Return Bond Fund	0.35%	0.35%	0.35%*	0.35%	0.35%	0.70%	0.49%	0.54%*	0.90%	0.39%
Ultra Short Bond Fund	0.25%	0.25%	N/A	N/A	N/A	0.50%	0.34%	N/A	N/A	N/A
Unconstrained Bond Fund	0.65%	0.65%	N/A	N/A	0.65%**	1.04%	0.80%	N/A	N/A	0.70%**

1The Adviser has agreed not to reduce or discontinue this contractual expense limitation until July 31, 2020, unless approved by the Board.

*The Total Return Bond Fund Class I-2 Shares commenced operations on March 6, 2020.

**The Unconstrained Bond Fund Plan Class commenced operations on March 6, 2020.

At September 30, 2020, the balance of recoupable expenses with expiration dates for the Funds were as follows:

PORTFOLIO	2021	2022	2023	2024	TOTAL

AlphaTrak 500 Fund	$—	$88,122	$48,578	$58,451	$195,151
Corporate Bond Fund	—	138,411	179,693	113,395	431,499
Flexible Income Fund	—	84,349	195,102	117,870	397,321
Floating Rate Income Fund	48,132	47,495	9,650	3,784	109,061
High Yield Bond Fund	241,808	201,390	195,809	38,746	677,753
Intermediate Bond Fund	—	—	5,068	1,991	7,059
Investment Grade Credit Fund	—	142,645	191,069	117,983	451,697
Strategic Income Fund	—	—	285	—	285
Ultra Short Bond Fund	233,733	247,985	244,911	107,179	833,808

Total	$523,673	$950,397	$1,070,165	$559,399	$3,103,634

Certain officers and trustees of the Funds are also officers and directors of the Adviser. Such officers and trustees serve without direct compensation from the Funds. For the period from April 1, 2019 to December 31, 2019, each of the independent trustees received an annual retainer of $120,000 and $10,000 for each meeting of the Board attended in person and $2,500 for each meeting attended telephonically. The chairman of the Board received an annual retainer of $51,000. The respective chairman of the Audit Committee and the Nominating and Governance Committee each received an additional annual retainer of $34,000 and $17,000, respectively. Effective January 1, 2020, the annual retainer for each independent trustee is $135,000, and the additional retainer for the chairman of the Board is $55,500. Also effective January 1, 2020, the additional retainer for the chairman of the Audit Committee and the chairman of the Nomination and Governance Committee is $37,000 and $18,500, respectively. The Trust has an unfunded, nonqualified deferred compensation plan (the “Deferred Compensation Plan”) for certain eligible Trustees. The Deferred Compensation Plan allows Trustees to defer some or all of their annual trustees’ fees otherwise payable by the Trust for a minimum of three years. The fees deferred are posted to a bookkeeping account maintained by the Trust. The various series of the Trust will use the returns on those Funds selected by the Trustee to determine the income, gains and losses to allocate to the account. At the time for commencing distributions from a Trustee’s deferral account, which is no later than when the Trustee ceases to be a member of the Board, deferred fees will be paid out in a single sum in cash or a maximum of 10 annual installments. The expenses related to the annual retainer, meeting fees, and/or any fluctuation in the selected Funds under the Deferred Compensation Plan are recorded in Trustees’ fees and expenses in the Statements of Operations.

299 / Semi-Annual Report September 2020

Notes to Financial Statements (Continued)

7.	SHARE MARKETING (12b-1) PLAN AND SHAREHOLDER SERVICING PLAN

The Trust has a Share Marketing Plan (or the “12b-1 Plan”) pursuant to Rule 12b-1 of the 1940 Act with respect to Class M shares of the Corporate Bond Fund, the Flexible Income Fund, the Floating Rate Income Fund, the High Yield Bond Fund, the Intermediate Bond Fund, the Investment Grade Credit Fund, the Low Duration Bond Fund, the Strategic Income Fund, the Total Return Bond Fund, the Ultra Short Bond Fund, the Unconstrained Bond Fund, and the Administrative Class shares of the Low Duration Bond Fund and Total Return Bond Fund. Under the 12b-1 Plan, the Trust pays TCW Funds Distributors, Inc., as the Trust’s distribution coordinator, an annual fee up to 0.25% of the particular Fund’s average daily net assets attributable to Class M shares and Administrative Class shares to reimburse expenses in connection with the promotion and distribution of shares of the respective Fund. The Adviser has undertaken to limit the Rule 12b-1 expenses to 0.16% for the Ultra Short Bond Fund, 0.19% for the Low Duration Bond Fund, and 0.21% for the Intermediate Bond Fund and the Total Return Bond Fund, for the six months ended September 30, 2020.TheAlphaTrak 500 Fund is currently not incurring Rule 12b-1 fees. The Adviser has contractually agreed, through July 31, 2020, to pay the distribution expenses of the AlphaTrak 500 Fund out of its own resources.

The Board of Trustees has adopted a Shareholder Servicing Plan that allows each Fund to pay to broker-dealers and other financial intermediaries a fee for shareholder services provided to Fund shareholders who invest in the Administrative Class shares of a Fund through the intermediary. The fee is payable under the Shareholder Servicing Plan at an annual rate not to exceed 0.25% of the particular Fund’s average daily net assets attributable to the Administrative Share class, but the Adviser has undertaken to limit these expenses for the current fiscal year to 0.20% of the Fund’s average daily net assets invested through the intermediary.

8.	COMMITMENTS AND CONTINGENCIES

The Floating Rate Income Fund, High Yield Bond Fund, Intermediate Bond Fund, Low Duration Bond Fund and Total Return Bond Fund had the following unfunded commitments and unrealized gain/(loss) by investment as of September 30, 2020:

FLOATING RATE INCOME FUND

UNFUNDED COMMITMENTS	MATURITY		AMOUNT	UNREALIZED GAIN/ (LOSS)
Intelsat Jackson Holdings, Delayed-Draw Term Loan, 1st Lien (Luxembourg)	July	2021	$54,989	$1,427
Kwor Acquisition, Inc., Term Loan, 1st Lien	June	2026	131,108	(4,400)
BCPE Empire Holdings, Inc., Delayed-Draw Term Loan, 1st Lien	June	2026	40,952	(978)
Med Parentco LP, Delayed-Draw Term Loan, 1st Lien	August	2026	85,557	(1,819)
Oeconnection LLC, Term Loan B	September	2026	43,739	(308)
Pathway Vet Alliance LLC, Term Loan, 1st Lien	March	2027	111,238	1,224

Total Unfunded Commitments			$467,583	$(4,854)

HIGH YIELD BOND FUND

UNFUNDED COMMITMENTS	MATURITY	AMOUNT	UNREALIZED GAIN
Intelsat Jackson Holdings, Delayed-Draw Term Loan, 1st Lien (Luxembourg)	July 2021	$146,194	$3,796

INTERMEDIATE BOND FUND

UNFUNDED COMMITMENTS	MATURITY	AMOUNT	UNREALIZED GAIN
Intelsat Jackson Holdings, Delayed-Draw Term Loan, 1st Lien (Luxembourg)	July 2021	$24,745	$642

LOW DURATION BOND FUND

UNFUNDED COMMITMENTS	MATURITY	AMOUNT	UNREALIZED GAIN
Intelsat Jackson Holdings, Delayed-Draw Term Loan, 1st Lien (Luxembourg)	July 2021	$521,403	$13,536

TOTAL RETURN BOND FUND

UNFUNDED COMMITMENTS	MATURITY	AMOUNT	UNREALIZED GAIN
Intelsat Jackson Holdings, Delayed-Draw Term Loan, 1st Lien (Luxembourg)	July 2021	$3,011,158	$78,171

In the normal course of business, the Trust enters into contracts which provide a variety of representations and warranties, and that provide general indemnifications. Such contracts include those with certain service providers, brokers and trading counterparties. Any exposure to the Trust under these arrangements is unknown as it would involve future claims that may be made against the Trust; however, based on the Trust’s experience, the risk of loss is remote and no such claims are expected to occur. As such, the Trust has not accrued any liability in connection with such indemnifications.

Semi-Annual Report September 2020 / 300

Notes to Financial Statements (Continued)

9.	CAPITAL SHARE TRANSACTIONS

Each Fund is authorized to issue an unlimited number of shares of beneficial interest with a par value of $0.01 per share. Transactions in shares of beneficial interest were as follows:

	ALPHATRAK FUND
	CLASS M	CLASS M
	SIX MONTHS ENDED SEPTEMBER 30, 2020 (UNAUDITED)	YEAR ENDED MARCH 31, 2020

Change in Fund shares:
Shares outstanding at beginning of period	3,268,505	1,976,652

Shares sold	364,766	2,257,963
Shares issued through reinvestment of distributions	27,522	304,572
Shares redeemed	(945,976)	(1,270,682)

Net increase/(decrease) in fund shares	(553,688)	1,291,853

Shares outstanding at end of period	2,714,817	3,268,505

	CORPORATE BOND FUND
	CLASS M	CLASS M	CLASS I	CLASS I
	SIX MONTHS ENDED SEPTEMBER 30, 2020 (UNAUDITED)	YEAR ENDED MARCH 31, 2020	SIX MONTHS ENDED SEPTEMBER 30, 2020 (UNAUDITED)	YEAR ENDED MARCH 31, 2020

Change in Fund shares:
Shares outstanding at beginning of period	84,928	77,858	231,865	131,400

Shares sold	896,949	—	155,011	88,066
Shares issued through reinvestment of distributions	4,994	7,070	7,580	12,399
Shares redeemed	(99,133)	—	(79,546)	—

Net increase in fund shares	802,810	7,070	83,045	100,465

Shares outstanding at end of period	887,738	84,928	314,910	231,865

	FLEXIBLE INCOME FUND
	CLASS M	CLASS M	CLASS I	CLASS I
	SIX MONTHS ENDED SEPTEMBER 30, 2020 (UNAUDITED)	YEAR ENDED MARCH 31, 2020	SIX MONTHS ENDED SEPTEMBER 30, 2020 (UNAUDITED)	YEAR ENDED MARCH 31, 2020

Change in Fund shares:
Shares outstanding at beginning of period	123	102	909,949	503,964

Shares sold	1,122,491	—	4,261,508	281,710
Shares issued through reinvestment of distributions	14,248	21	91,150	124,275
Shares redeemed	(259,945)	—	(52,285)	—

Net increase in fund shares	876,794	21	4,300,373	405,985

Shares outstanding at end of period	876,917	123	5,210,322	909,949

301 / Semi-Annual Report September 2020

Notes to Financial Statements (Continued)

	FLOATING RATE INCOME FUND
	CLASS M	CLASS M	CLASS I	CLASS I
	SIX MONTHS ENDED SEPTEMBER 30, 2020 (UNAUDITED)	YEAR ENDED MARCH 31, 2020	SIX MONTHS ENDED SEPTEMBER 30, 2020 (UNAUDITED)	YEAR ENDED MARCH 31, 2020

Change in Fund shares:
Shares outstanding at beginning of period	677,246	1,133,918	27,856,410	26,508,328

Shares sold	629,057	384,559	1,015,414	6,894,396
Shares issued through reinvestment of distributions	13,267	41,488	411,273	1,049,921
Shares redeemed	(296,048)	(882,719)	(1,365,888)	(6,596,235)

Net increase/(decrease) in fund shares	346,276	(456,672)	60,799	1,348,082

Shares outstanding at end of period	1,023,522	677,246	27,917,209	27,856,410

	HIGH YIELD BOND FUND
	CLASS M	CLASS M	CLASS I	CLASS I
	SIX MONTHS ENDED SEPTEMBER 30, 2020 (UNAUDITED)	YEAR ENDED MARCH 31, 2020	SIX MONTHS ENDED SEPTEMBER 30, 2020 (UNAUDITED)	YEAR ENDED MARCH 31, 2020

Change in Fund shares:
Shares outstanding at beginning of period	13,656,919	19,395,315	31,231,832	30,373,750

Shares sold	8,125,177	4,010,225	27,296,806	18,242,498
Shares issued through reinvestment of distributions	302,052	670,728	777,382	1,099,895
Shares redeemed	(4,445,102)	(10,419,349)	(14,359,240)	(18,484,311)

Net increase/(decrease) in fund shares	3,982,127	(5,738,396)	13,714,948	858,082

Shares outstanding at end of period	17,639,046	13,656,919	44,946,780	31,231,832

	INTERMEDIATE BOND FUND
	CLASS M	CLASS M	CLASS I	CLASS I
	SIX MONTHS ENDED SEPTEMBER 30, 2020 (UNAUDITED)	YEAR ENDED MARCH 31, 2020	SIX MONTHS ENDED SEPTEMBER 30, 2020 (UNAUDITED)	YEAR ENDED MARCH 31, 2020

Change in Fund shares:
Shares outstanding at beginning of period	3,177,342	3,409,753	65,097,687	68,386,996

Shares sold	939,289	994,035	10,474,552	11,652,449
Shares issued through reinvestment of distributions	22,723	85,332	548,551	1,823,035
Shares redeemed	(533,202)	(1,311,778)	(8,081,985)	(16,764,793)

Net increase/(decrease) in fund shares	428,810	(232,411)	2,941,118	(3,289,309)

Shares outstanding at end of period	3,606,152	3,177,342	68,038,805	65,097,687

Semi-Annual Report September 2020 / 302

Notes to Financial Statements (Continued)

	INVESTMENT GRADE CREDIT FUND
	CLASS M	CLASS M	CLASS I	CLASS I
	SIX MONTHS ENDED SEPTEMBER 30, 2020 (UNAUDITED)	YEAR ENDED MARCH 31, 2020	SIX MONTHS ENDED SEPTEMBER 30, 2020 (UNAUDITED)	YEAR ENDED MARCH 31, 2020

Change in Fund shares:
Shares outstanding at beginning of period	86,723	77,458	666,665	492,691

Shares sold	230,506	—	415,264	113,832
Shares issued through reinvestment of distributions	4,859	9,265	35,975	60,142
Shares redeemed	(145,633)	—	(35,205)	—

Net increase in fund shares	89,732	9,265	416,034	173,974

Shares outstanding at end of period	176,455	86,723	1,082,699	666,665

	LOW DURATION BOND FUND
	CLASS M	CLASS M	CLASS I	CLASS I
	SIX MONTHS ENDED SEPTEMBER 30, 2020 (UNAUDITED)	YEAR ENDED MARCH 31, 2020	SIX MONTHS ENDED SEPTEMBER 30, 2020 (UNAUDITED)	YEAR ENDED MARCH 31, 2020

Change in Fund shares:
Shares outstanding at beginning of period	51,991,467	66,879,265	168,341,807	181,809,771

Shares sold	3,847,199	5,671,052	47,168,973	42,417,475
Shares issued through reinvestment of distributions	330,602	1,356,321	1,311,204	4,009,045
Shares redeemed	(9,674,703)	(21,915,171)	(20,748,375)	(59,894,484)

Net increase/(decrease) in fund shares	(5,496,902)	(14,887,798)	27,731,802	(13,467,964)

Shares outstanding at end of period	46,494,565	51,991,467	196,073,609	168,341,807

	LOW DURATION BOND FUND
	ADMINISTRATIVE CLASS	ADMINISTRATIVE CLASS
	SIX MONTHS ENDED SEPTEMBER 30, 2020 (UNAUDITED)	YEAR ENDED MARCH 31, 2020

Change in Fund shares:
Shares outstanding at beginning of period	8,384	37,023

Shares sold	611	1,808
Shares issued through reinvestment of distributions	34	148
Shares redeemed	(1,008)	(30,595)

Net (decrease) in fund shares	(363)	(28,639)

Shares outstanding at end of period	8,021	8,384

303 / Semi-Annual Report September 2020

Notes to Financial Statements (Continued)

	STRATEGIC INCOME FUND
	CLASS M	CLASS M	CLASS I	CLASS I
	SIX MONTHS ENDED SEPTEMBER 30, 2020 (UNAUDITED)	YEAR ENDED MARCH 31, 2020	SIX MONTHS ENDED SEPTEMBER 30, 2020 (UNAUDITED)	YEAR ENDED MARCH 31, 2020

Change in Fund shares:
Shares outstanding at beginning of period	1,428,333	2,269,164	6,621,937	8,532,803

Shares sold	642,613	557,743	548,169	1,127,898
Shares issued through reinvestment of distributions	41,481	66,837	154,516	364,480
Shares redeemed	(296,652)	(1,465,411)	(4,489,467)	(3,403,244)

Net increase/(decrease) in fund shares	387,442	(840,831)	(3,786,782)	(1,910,866)

Shares outstanding at end of period	1,815,775	1,428,333	2,835,155	6,621,937

	TOTAL RETURN BOND FUND
	CLASS M	CLASS M	CLASS I	CLASS I
	SIX MONTHS ENDED SEPTEMBER 30, 2020 (UNAUDITED)	YEAR ENDED MARCH 31, 2020	SIX MONTHS ENDED SEPTEMBER 30, 2020 (UNAUDITED)	YEAR ENDED MARCH 31, 2020

Change in Fund shares:
Shares outstanding at beginning of period	807,293,176	898,185,006	4,144,455,446	3,846,257,449

Shares sold	135,826,800	184,228,131	816,698,756	1,246,311,524
Shares issued through reinvestment of distributions	6,024,914	27,123,878	32,092,701	126,656,996
Shares redeemed	(98,149,169)	(302,243,839)	(540,290,320)	(1,074,770,523)

Net increase/(decrease) in fund shares	43,702,545	(90,891,830)	308,501,137	298,197,997

Shares outstanding at end of period	850,995,721	807,293,176	4,452,956,583	4,144,455,446

	TOTAL RETURN BOND FUND
	CLASS I-2	CLASS I-2
	SIX MONTHS ENDED SEPTEMBER 30, 2020 (UNAUDITED)	PERIOD ENDED MARCH 31, 2020*

Change in Fund shares:
Shares outstanding at beginning of period	9	—

Shares sold	7,092,563	9
Shares issued through reinvestment of distributions	25,297	— **
Shares redeemed	(113,458)	—

Net increase in fund shares	7,004,402	9

Shares outstanding at end of period	7,004,411	9

*TheClass I-2 commenced operations on March 6, 2020.
**Lessthan one share.

Semi-Annual Report September 2020 / 304

Notes to Financial Statements (Continued)

	TOTAL RETURN BOND FUND
	ADMINISTRATIVE CLASS	ADMINISTRATIVE CLASS	PLAN CLASS	PLAN CLASS
	SIX MONTHS ENDED SEPTEMBER 30, 2020 (UNAUDITED)	YEAR ENDED MARCH 31, 2020	SIX MONTHS ENDED SEPTEMBER 30, 2020 (UNAUDITED)	YEAR ENDED MARCH 31, 2020

Change in Fund shares:
Shares outstanding at beginning of period	156,243,805	94,995,241	2,277,531,666	2,058,158,463

Shares sold	27,035,627	85,952,233	324,539,540	744,681,741
Shares issued through reinvestment of distributions	1,067,853	4,414,873	18,516,240	73,923,882
Shares redeemed	(13,285,281)	(29,118,542)	(262,533,068)	(599,232,420)

Net increase in fund shares	14,818,199	61,248,564	80,522,712	219,373,203

Shares outstanding at end of period	171,062,004	156,243,805	2,358,054,378	2,277,531,666

	ULTRA SHORT BOND FUND
	CLASS M	CLASS M	CLASS I	CLASS I
	SIX MONTHS ENDED SEPTEMBER 30, 2020 (UNAUDITED)	YEAR ENDED MARCH 31, 2020	SIX MONTHS ENDED SEPTEMBER 30, 2020 (UNAUDITED)	YEAR ENDED MARCH 31, 2020

Change in Fund shares:
Shares outstanding at beginning of period	6,709,806	8,068,983	18,036,590	15,940,806

Shares sold	12,373,273	3,504,697	30,676,062	10,070,643
Shares issued through reinvestment of distributions	29,764	170,292	140,835	441,304
Shares redeemed	(3,807,385)	(5,034,166)	(8,839,697)	(8,416,163)

Net increase/(decrease) in fund shares	8,595,652	(1,359,177)	21,977,200	2,095,784

Shares outstanding at end of period	15,305,458	6,709,806	40,013,790	18,036,590

	UNCONSTRAINED BOND FUND
	CLASS M	CLASS M	CLASS I	CLASS I
	SIX MONTHS ENDED SEPTEMBER 30, 2020 (UNAUDITED)	YEAR ENDED MARCH 31, 2020	SIX MONTHS ENDED SEPTEMBER 30, 2020 (UNAUDITED)	YEAR ENDED MARCH 31, 2020

Change in Fund shares:
Shares outstanding at beginning of period	24,012,697	38,551,315	248,328,242	224,878,988

Shares sold	2,255,865	6,881,972	40,928,676	92,050,551
Shares issued through reinvestment of distributions	295,089	1,004,035	2,804,409	7,502,540
Shares redeemed	(4,829,083)	(22,424,625)	(47,777,327)	(76,103,837)

Net increase/(decrease) in fund shares	(2,278,129)	(14,538,618)	(4,044,242)	23,449,254

Shares outstanding at end of period	21,734,568	24,012,697	244,284,000	248,328,242

305 / Semi-Annual Report September 2020

Notes to Financial Statements (Continued)

	UNCONSTRAINED BOND FUND
	PLAN CLASS	PLAN CLASS
	SIX MONTHS ENDED SEPTEMBER 30, 2020 (UNAUDITED)	PERIOD ENDED MARCH 31, 2020*

Change in Fund shares:
Shares outstanding at beginning of period	8	—

Shares sold	9,011,492	8
Shares issued through reinvestment of distributions	95,918	— **
Shares redeemed	(2,004,917)	—

Net increase in fund shares	7,102,493	8

Shares outstanding at end of period	7,102,501	8

*The	Plan Class commenced operations on March 6, 2020.
**Less	than one share.

10.  FEDERAL TAX INFORMATION

Capital Loss Carryforwards:

At September 30, 2020, the following Funds had available for federal income tax purposes unused capital losses as follows:

FUND	AMOUNT UTILIZED IN CURRENT YEAR	AMOUNT EXPIRED IN CURRENT YEAR	SHORT TERM NON-EXPIRING AMOUNTS*	LONG TERM NON-EXPIRING AMOUNTS*
Floating Rate Income Fund	$—	$—	$108,157	$3,475,370
High Yield Bond Fund	10,816,093	—	—	63,686,097
Intermediate Bond Fund	23,949,354	—	—	—
Low Duration Bond Fund	27,513,307	—	—	48,697,816
Strategic Income Fund	—	—	701,729	943,126
Total Return Bond Fund	1,561,921,670	—	—	—
Ultra Short Bond Fund	112,360	—	335,895	4,976,290
Unconstrained Bond Fund	—	—	—	4,858,243

*

Under the Modernization Act of 2010, capital losses incurred by the Funds after March 31, 2011 will not be subject to expiration. In addition, these losses must be utilized prior to the losses incurred in the years preceding enactment.

Semi-Annual Report September 2020 / 306

Notes to Financial Statements (Continued)

Tax Basis of Distributable Income:

As of March 31, 2020, the components of accumulated earnings/(accumulated losses) on a tax basis were as follows:

	ALPHATRAK 500 FUND	CORPORATE BOND FUND	FLEXIBLE INCOME FUND	FLOATING RATE INCOME FUND	HIGH YIELD BOND FUND	INTERMEDIATE BOND FUND

Undistributed ordinary income (inclusive of short-term gains)	$—	$17,841	$796	$408,794	$2,217,997	$1,418,317

Undistributed long-term gains	—	4,616	—	—	—	2,261,352

Other temporary differences	(4,968,319)	—	—	(114,429)	(150,649)	(35,588)

Accumulated capital loss carry forwards and post-October losses	—	—	—	(3,583,527)	(63,686,097)	—

Net unrealized appreciation/ (depreciation)	(1,370,259)	45,836	(452,049)	(24,873,191)	(53,440,686)	(1,161,025)

Total accumulated earnings/(losses)	$(6,338,578)	$68,293	$(451,253)	$(28,162,353)	$(115,059,435)	$2,483,056

	INVESTMENT GRADE CREDIT FUND	LOW DURATION BOND FUND	STRATEGIC INCOME FUND	TOTAL RETURN BOND FUND	ULTRA SHORT BOND FUND	UNCONSTRAINED BOND FUND

Undistributed ordinary income (inclusive of short-term capital gains)	$13,954	$1,175,219	$568,543	$1,774,119,063	$102,689	$448,049

Undistributed long-term capital gains	45,944	—	—	680,437,598	—	—

Other temporary differences	—	(256,262)	(8,070)	(16,232,867)	(7,513)	(23,698,836)

Accumulated capital loss carryforwards and post-October losses	—	(48,697,816)	(1,644,855)	—	(5,312,185)	(4,858,243)

Net unrealized appreciation/ (depreciation)	(363,486)	(29,290,914)	(7,176,014)	2,376,511	(968,297)	(187,938,585)

Total accumulated earnings/(losses)	$(303,588)	$(77,069,773)	$(8,260,396)	$2,440,700,305	$(6,185,306)	$(216,047,615)

Permanent differences incurred during the fiscal year ended March 31, 2020, resulting from differences in book and tax accounting have been reclassified at year-end as follows:

FUND	INCREASE/(DECREASE) ACCUMULATED EARNINGS/(LOSS)	INCREASE/(DECREASE) PAID-IN-CAPITAL

AlphaTrak 500 Fund	$415,770	$(415,770)
Low Duration Bond Fund	7,160	(7,160)
Unconstrained Bond Fund	10,085	(10,085)

307 / Semi-Annual Report September 2020

Notes to Financial Statements (Continued)

The permanent differences are due to investments in swaps, foreign currency, the U.S. subsidiary, expired capital loss carryforwards and redesignation of dividends paid.

Tax Basis of Distributions to Shareholders:

	ALPHATRAK 500 FUND		CORPORATE BOND FUND

	MARCH 31, 2020	MARCH 31, 2019	MARCH 31, 2020	MARCH 31, 2019
Distributions from:
Ordinary income (inclusive of short-term capital gains)	$2,237,632	$404,612	$204,951	$92,911
Net long-term capital gains	1,118,170	—	2,637	—

Total taxable distributions	$3,355,802	$404,612	$207,588	$92,911

	FLEXIBLE INCOME FUND		FLOATING RATE INCOME FUND

	MARCH 31, 2020	MARCH 31, 2019	MARCH 31, 2020	MARCH 31, 2019
Distributions from:
Ordinary income (inclusive of short-term capital gains)	$1,296,742	$73,147	$11,164,984	$12,044,339

Total taxable distributions	$1,296,742	$73,147	$11,164,984	$12,044,339

	HIGH YIELD BOND FUND		INTERMEDIATE BOND FUND

	MARCH 31, 2020	MARCH 31, 2019	MARCH 31, 2020	MARCH 31, 2019
Distributions from:
Ordinary income (inclusive of short-term capital gains)	$18,572,855	$22,898,195	$20,518,140	$19,975,909

Total taxable distributions	$18,572,855	$22,898,195	$20,518,140	$19,975,909

	INVESTMENT GRADE CREDIT FUND		LOW DURATION BOND FUND

	MARCH 31, 2020	MARCH 31, 2019	MARCH 31, 2020	MARCH 31, 2019
Distributions from:
Ordinary income (inclusive of short-term capital gains)	$685,951	$269,172	$49,221,473	$57,080,447
Net long-term capital gains	20,599	—	—	—
Return of Capital	—	—	—	74,997

Total taxable distributions	$706,550	$269,172	$49,221,473	$57,155,444

	STRATEGIC INCOME FUND		TOTAL RETURN BOND FUND

	MARCH 31, 2020	MARCH 31, 2019	MARCH 31, 2020	MARCH 31, 2019
Distributions from:
Ordinary income (inclusive of short-term capital gains)	$3,413,896	$4,012,968	$2,492,448,522	$2,110,133,981
Net long-term capital gains	—	—	218,637,193	—

Total taxable distributions	$3,413,896	$4,012,968	$2,711,085,715	$2,110,133,981

Semi-Annual Report September 2020 / 308

Notes to Financial Statements (Continued)

	ULTRA SHORT BOND FUND		UNCONSTRAINED BOND FUND

	MARCH 31, 2020	MARCH 31, 2019	MARCH 31, 2020	MARCH 31, 2019
Distributions from:
Ordinary income (inclusive of short-term capital gains)	$2,644,483	$2,419,646	$120,977,138	$116,943,189
Return of Capital	—	—	—	22,476

Total taxable distributions	$2,644,483	$2,419,646	$120,977,138	$116,965,665

Tax Cost

As of September 30, 2020, gross unrealized appreciation/(depreciation) based on cost for federal income tax purposes were as follows:

	ALPHATRAK 500 FUND	CORPORATE BOND FUND	FLEXIBLE INCOME FUND	FLOATING RATE INCOME FUND	HIGH YIELD BOND FUND	INTERMEDIATE BOND FUND
Tax Cost	$29,868,869	$12,962,549	$67,273,730	$292,556,817	$661,096,201	$829,155,033

Gross unrealized appreciation	665,772	354,108	687,825	3,400,479	19,931,208	19,993,014
Gross unrealized (depreciation)	(784,055)	(147,538)	(1,218,968)	(7,336,945)	(38,506,816)	(5,161,179)

Net unrealized appreciation/ (depreciation)	$(118,283)	$206,570	$(531,143)	$(3,936,466)	$(18,575,608)	$14,831,835

	INVESTMENT GRADE CREDIT FUND	LOW DURATION BOND FUND	STRATEGIC INCOME FUND	TOTAL RETURN BOND FUND	ULTRA SHORT BOND FUND	UNCONSTRAINED BOND FUND
Tax Cost	$12,527,073	$2,225,810,992	$41,703,694	$100,930,556,680	$222,869,313	$3,581,291,795

Gross unrealized appreciation	569,797	29,336,948	1,092,338	2,638,633,598	1,011,744	101,440,848
Gross unrealized (depreciation)	(660,248)	(17,585,802)	(6,189,337)	(750,030,347)	(670,703)	(125,476,024)

Net unrealized appreciation/ (depreciation)	$(90,451)	$11,751,146	$(5,096,999)	$1,888,603,251	$341,041	$(24,035,176)

11.  COMMITTED LINE OF CREDIT

The Funds have entered into a $350,000,000 committed revolving line of credit agreement with The Bank of New York Mellon (the “Bank”) for temporary borrowing purposes with an expiration date of October 8, 2021. The interest rate on borrowing is the higher of the federal funds rate or the overnight LIBOR rate, plus 1.25%. There were no borrowings from the line of credit as of or during the six months ended September 30, 2020. The Funds pay the Bank a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount. The commitment fees incurred by the Funds are presented in the Statements of Operations. The commitment fees are allocated to each applicable portfolio in proportion to its relative average daily net assets and the interest expenses are charged directly to the applicable portfolio.

12.  INDEMNIFICATIONS

Under the Funds’ organizational documents, its officers and trustees are indemnified against certain liability arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts with their vendors and others that provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown, as this would involve further claims that may be made against the Funds. However, based on experience, the Funds expect the risk of loss to be remote.

13.   NEW ACCOUNTING PRONOUNCEMENT

In March 2020, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in the ASU provides optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned

309 / Semi-Annual Report September 2020

Notes to Financial Statements (Concluded)

discontinuation of the London Interbank Offered Rate (LIBOR) and other interbank offered reference rates as of the end of 2021. The ASU is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management has reviewed the requirements and believes the adoption of this ASU will not have a material impact on the financial statements.

Semi-Annual Report September 2020 / 310

Approval of Investment Management Agreement by Trustees (Unaudited)

The Adviser provides investment advisory services to each Fund under an Investment Management Agreement dated February 6, 2013, as amended (the “Agreement”), between the Trust, on behalf of each Fund, and the Adviser. The Agreement was approved for a two-year initial term by the shareholders of each Fund then existing at a special meeting of shareholders held on November 28, 2012, which was adjourned until December 20, 2012 with respect to certain Funds. The Agreement was most recently amended on June 29, 2018 for the purpose of adding the Corporate Bond Fund, Flexible Income Fund and Investment Grade Credit Fund. Following the Agreement’s initial two-year term with respect to each Fund, the Agreement continues in effect from year-to-year provided that the continuance is specifically approved at least annually by the vote of the holders of at least a majority of the outstanding shares of the Funds, or by the Board of Trustees of the Trust (the “Board”), and, in either event, by a majority of the Trustees who are not “interested persons” of the Trust, as such term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “Investment Company Act”), (the “Independent Trustees”) casting votes in person at a meeting called for that purpose.

On September 14, 2020, the Board approved the renewal of the Agreement for an additional one-year term from February 6, 2021 through February 5, 2022 with respect to each Fund. The Board met by telephone to approve that renewal, notwithstanding the in-person approval requirement that normally applies under the Investment Company Act, as permitted by relief provided by the Securities and Exchange Commission in light of the COVID-19 pandemic. The renewal of the Agreement was approved by the Board (including by a majority of the Independent Trustees) upon the recommendation of the Independent Trustees. The Independent Trustees also met by telephone in a working session on August 26, 2020 to hear presentations by representatives of the Adviser, to ask related questions, to review and discuss materials provided by the Adviser for their consideration, and to meet separately with their independent legal counsel. On September 14, 2020 they also met separately with their independent legal counsel to review and discuss supplemental information that had been requested on their behalf by their independent legal counsel and presented by the Adviser. The information, material facts, and conclusions that formed the basis for the Independent Trustees’ recommendation and the Board’s subsequent approval are described below.

1. Information received

Materials reviewed — During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by the Adviser, including reports on the Adviser’s investment processes, as well as on each Fund’s investment results, portfolio composition, portfolio trading practices, compliance monitoring, shareholder services, and other information relating to the nature, extent, and quality of services provided by the Adviser to the Funds. In addition, the Board reviewed information furnished to the Independent Trustees in response to a detailed request sent to the Adviser on their behalf. The information in the Adviser’s responses included extensive materials regarding each Fund’s investment results, advisory fee comparisons to advisory fees charged by the Adviser to its institutional clients, financial and profitability information regarding the Adviser, descriptions of various services provided to the Funds and to other advisory and sub-advisory clients, descriptions of functions such as compliance monitoring and portfolio trading practices, and information about the personnel providing investment management services to each Fund. The Trustees also considered information provided by an independent data provider, Broadridge, comparing the investment performance and the fee and expense levels of each Fund to peer groups of mutual funds selected by Broadridge. After reviewing this information, the Trustees requested additional information from the Adviser, which the Adviser provided and the Trustees considered.

Review process — The Trustees’ determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. The Independent Trustees were advised by their independent legal counsel throughout the renewal process and received and reviewed advice from their independent legal counsel regarding legal and industry standards applicable to the renewal of the Agreement, including a legal memorandum from their independent legal counsel discussing their fiduciary duties related to their approval of the continuation of the Agreement. The Independent Trustees also discussed the renewal of the Agreement with the Adviser’s representatives and in private sessions at which no representatives of the Adviser were present. In deciding to recommend the renewal of the Agreement with respect to each Fund, the Independent Trustees did not identify any single piece of information or particular factor that, in isolation, was the controlling factor. Each Independent Trustee may also have weighed factors differently. This summary describes the most important, but not all, of the factors considered by the Board and Independent Trustees.

2. Nature, extent, and quality of services provided by the Adviser

The Board and the Independent Trustees considered the depth and quality of the Adviser’s investment management process, including its research and strong analytical capabilities; the experience, capability, and integrity of its senior management and other personnel; the relatively low turnover rates of its key personnel; the overall resources available to the Adviser; and the ability of its organizational structure to address the growth in assets over the past several years. The Board and the Independent Trustees considered the ability of the Adviser to attract and retain well-qualified investment professionals, noting in particular the Adviser’s hiring of professionals in various areas over the past several years, continued upgrading of resources in its middle office and back office operations and other areas, as well as a

311 / Semi-Annual Report September 2020

Approval of Investment Management Agreement by Trustees (Unaudited) (Continued)

continuing and extensive program of infrastructure and systems enhancements. The Board and the Independent Trustees also considered that the Adviser made available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, operations, administration, research, and portfolio accounting. They noted the substantial additional resources made available by The TCW Group, Inc. (“TCW”), the parent company of the Adviser. The Board and the Independent Trustees examined and discussed a detailed description of the extensive additional services provided to the Funds to support their operations and compliance, as compared to the much narrower range of services provided to the Adviser’s institutional and sub-advised clients, as well as the Adviser’s oversight and coordination of numerous outside service providers to the Funds. They further noted the high level of regular communication between the Adviser and the Independent Trustees. The Adviser explained its responsibility to supervise the activities of the Funds’ various service providers, as well as supporting the Independent Trustees and their meetings, regulatory filings, and various operational personnel, and the related costs.

The Board and the Independent Trustees concluded that the nature, extent, and quality of the services provided by the Adviser are of a high quality and have benefited and should continue to benefit the Funds and their shareholders.

3. Investment results

The Board and the Independent Trustees considered the investment results of each Fund in light of its investment objective(s) and principal investment strategies. They compared each Fund’s total returns with the total returns of other mutual funds in peer group reports prepared by Broadridge with respect to various longer and more recent periods all ended May 31, 2020. The Board and the Independent Trustees reviewed information as to peer group selections presented by Broadridge and discussed the methodology for those selections with the Adviser. In reviewing each Fund’s relative performance, the Board and the Independent Trustees took into account each Fund’s investment strategies, distinct characteristics, asset size and diversification.

The Board and the Independent Trustees noted that each Fund’s performance was satisfactory over the relevant periods and in some cases very favorable, particularly over longer periods, which the Board and the Independent Trustees believe are generally the most relevant. The Board and the Independent Trustees indicated their belief that the performance of each Fund for periods where the Fund lagged its respective peer group average remained satisfactory when assessed on a risk-adjusted basis, in part because performance quintiles do not necessarily reflect the amount of risk employed by peer funds to achieve their returns. The Board and the Independent Trustees recognized the Adviser’s deliberate strategy to manage risk in light of its critical view of the fixed-income securities markets and overall investment market conditions at present and in the near term. For that reason, the Board and the Independent Trustees believed that relative performance also should be considered in light of future market conditions expected by the Adviser. The Board and the Independent Trustees noted the Adviser’s view that longer term performance can be more meaningful for active fixed income funds such as the Funds because market cycles in fixed income are generally longer than three years. The Board and the Independent Trustees also considered data showing that the Funds generally experienced less volatility for many periods compared to other funds in the applicable peer groups.

For the Metropolitan West Total Return Bond Fund, the Board and the Independent Trustees noted that the Fund’s performance was in the first (Class I)/second (Class M) quintile for the ten-year period, the second (Class I)/third (Class M) quintile for the five-year period and the first quintile for the three- and one-year periods.

For the Metropolitan West Unconstrained Bond Fund, the Board and the Independent Trustees noted that the Fund’s performance was in the second quintile for the five-year period, the first quintile for the three-year period and the second quintile for the one-year period.

For the Metropolitan West Low Duration Bond Fund, the Board and the Independent Trustees noted that the Fund’s performance was in the first quintile for the ten-year period, the third quintile for the five-year period and the second quintile for the one- and three-year periods.

For the Metropolitan West Intermediate Bond Fund, the Board and the Independent Trustees noted that the Fund’s performance was in the first quintile for the ten-, five- three- and one-year periods.

For the Metropolitan West High Yield Bond Fund, the Board and the Independent Trustees noted that the Fund’s performance was in the second quintile for the ten-year period and the first quintile for the five-, three- and one-year periods.

For the Metropolitan West Floating Rate Income Fund, the Board and the Independent Trustees noted that the Fund’s performance was in the first quintile for the five-, three- and one-year periods. The Board and the Independent Trustees noted the substantially lower volatility for this Fund compared to the funds in the peer group.

For the Metropolitan West Ultra Short Bond Fund, the Board and the Independent Trustees noted that the Fund’s performance was in the second quintile for the ten-year period and the fourth quintile for the five-, three- and one-year periods. The Board and the Independent Trustees also considered that the peer group funds can have substantially longer dollar-weighted average maturities than would be permitted

Semi-Annual Report September 2020 / 312

Approval of Investment Management Agreement by Trustees (Unaudited) (Continued)

for this Fund, and those longer averages can result in higher performance under the prevailing market conditions over the applicable periods. The Board and the Independent Trustees also noted the substantially lower volatility for this Fund compared to the funds in the peer group.

For the Metropolitan West Strategic Income Fund, the Board and the Independent Trustees noted that the Fund’s performance was in the first quintile for the ten-year period, the second quintile for the five- and three-year periods and the third quintile for the one-year period. The Board and the Independent Trustees also considered the limitations of using the absolute return funds peer group for this Fund because of the significant differences in the strategies used by those funds.

For the Metropolitan West AlphaTrak 500 Fund, the Board and the Independent Trustees noted that the Fund was in the first quintile for the ten- and five-year periods and the third quintile for the three- and one-year periods.

For the Investment Grade Credit Fund, the Board and the Independent Trustees noted that the Fund was in the fourth quintile for the one-year period and the first quintile for the period since the Fund’s inception on June 29, 2018.

For the Flexible Income Fund, the Board and the Independent Trustees noted that the Fund was in the first quintile for the one-year period and the period since the Fund’s inception on November 30, 2018.

For the Corporate Bond Fund, the Board and the Independent Trustees noted that the Fund was in the first quintile for the one-year period and the period since the Fund’s inception on June 29, 2018.

The Board and the Independent Trustees concluded that the Adviser was implementing each Fund’s investment objective(s) and that the Adviser’s record in managing the Funds indicated that its continued management should benefit each Fund and its shareholders over the long term.

4. Advisory fees and total expenses

The Board and the Independent Trustees compared the management fees (which Broadridge defines to include advisory fee and administrative fee) and total expenses of each Fund (each as a percentage of average net assets) with the median management fee and operating expense levels of the other mutual funds in the relevant Broadridge peer groups. These comparisons assisted the Board and the Independent Trustees by providing a reasonable statistical measure to assess each Fund’s fees relative to its relevant peers. The Board and the Independent Trustees observed that each Fund’s management fee was below or near the median of the peer group funds on a current basis, with the exception of the Unconstrained Bond Fund, the Floating Rate Income Fund and the Strategic Income Fund. The Board and the Independent Trustees noted the divergence in the management fees of the Unconstrained Bond Fund and the Floating Rate Income Fund as compared to the medians of their respective peer groups, which the Board did not consider to be unreasonable, with the management fee for the Unconstrained Bond Fund approximately 8 basis points higher and the management fee for the Floating Rate Income Fund approximately 10 basis points higher than those medians. With respect to the Strategic Income Fund, the Board and the Independent Trustees considered the Adviser’s view that the Broadridge peer group did not provide a suitable comparison given the significant differences in the strategies used by the Fund as compared to those used by funds in the peer group. In particular, the Adviser’s view is that the Strategic Income Fund should instead be compared to private absolute return funds, which the Adviser views as that Fund’s closest relevant comparison and to which its fees and expenses compare very favorably. The Board and the Independent Trustees further noted that the AlphaTrak 500 Fund and the Strategic Income Fund each employ a fulcrum fee that adjusts upward from a basic fee only if the Fund has favorable performance against its specified benchmark (and adjusts downward in the case of unfavorable relative performance). The Board and the Independent Trustees noted that such a fee structure is designed so that the advisory fee payable to the Adviser by either Fund would be on the higher end of the fee range only if the Fund had favorable relative net performance and considered the appropriateness of the use of the AlphaTrak 500 Fund’s and the Strategic Income Fund’s respective benchmark indexes for these purposes, which the Adviser views as reasonable. The Board and the Independent Trustees also noted the contractual expense limitations to which the Adviser has agreed with respect to each Fund and that the Adviser historically has absorbed any expenses in excess of these limits. They noted that although the Adviser may recoup, and has recouped in the past, certain fees and/or expenses previously waived or reimbursed for certain Funds, such recoupment is permitted only if it does not cause the applicable Fund’s annual expense ratio to exceed the lesser of (i) the expense limitation applicable at the time of that fee waiver and/or expense reimbursement or (ii) the expense limitation in effect at the time of recoupment. The Board and the Independent Trustees concluded that the competitive fees charged by the Adviser, and competitive expense ratios, should continue to benefit each Fund and its shareholders.

The Board and the Independent Trustees also reviewed information regarding the advisory fees charged by the Adviser to its institutional and sub-advisory clients with similar investment mandates. The Board and the Independent Trustees concluded that, although the fees paid by those clients generally were lower than advisory fees paid by the Funds, the differences appropriately reflected the more extensive services provided by the Adviser to the Funds and the Adviser’s significantly greater responsibilities and expenses with respect to the

313 / Semi-Annual Report September 2020

Approval of Investment Management Agreement by Trustees (Unaudited) (Concluded)

Funds, including the additional time spent by portfolio managers for reasons such as managing the more active cash flows from purchases and redemptions by shareholders, the additional risks of managing a pool of assets for public investors, administrative burdens, daily pricing, valuation and liquidity responsibilities, the supervision of vendors and service providers, and the costs of additional infrastructure and operational resources and personnel and of complying with and supporting the more comprehensive regulatory and governance regime applicable to mutual funds.

5. The Adviser’s costs, level of profits, and economies of scale

The Board and the Independent Trustees reviewed information regarding the Adviser’s costs of providing services to the Funds, as well as the resulting level of profits to the Adviser. They reviewed the Adviser’s stated assumptions and methods of allocating certain costs, such as personnel compensation costs, which constitute the Adviser’s largest operating cost. The Board and the Independent Trustees recognized that the Adviser should be entitled to earn a reasonable level of profits for the services that it provides to each Fund. The Board and the Independent Trustees also reviewed a comparison of the Adviser’s profitability with respect to the Funds to the profitability of certain unaffiliated publicly traded asset managers, which the Adviser believed supported its view that the Adviser’s profitability was reasonable. Based on their review, the Board and the Independent Trustees concluded that they were satisfied that the Adviser’s level of profitability from its relationship with each Fund was not unreasonable or excessive.

The Board and the Independent Trustees considered the extent to which potential economies of scale could be realized as the Funds grow and whether the advisory fees reflect those potential economies of scale. They recognized that the advisory fees for the Funds do not have breakpoints, which would otherwise result in lower advisory fee rates as the Funds grow larger. They also recognized the Adviser’s view that the advisory fees compare favorably to peer group fees and expenses and remain competitive even at higher asset levels and that the relatively low advisory fees reflect the potential economies of scale. For example, the largest Fund, the Total Return Bond Fund, is one of the largest mutual funds in its peer group, but its actual management fees and total expenses remain at or below the peer group median. The Board and the Independent Trustees recognized the benefits of the Adviser’s substantial past and on-going investment in the advisory business, such as successfully recruiting and retaining key professional talent, systems and technology upgrades, added resources dedicated to legal, compliance and cybersecurity programs, and improvements to the overall firm infrastructure, as well as the financial pressures of competing against much larger firms and passive investment products. The Board and the Independent Trustees also noted the Adviser’s explanation of the increased resources required to manage the Funds as a result of both asset growth and increased competitive pressures. The Board and the Independent Trustees further noted the Adviser’s past and current subsidies of the operating expenses of newer and smaller Funds and the Adviser’s commitment to maintain reasonable overall operating expenses for each Fund. The Board and the Independent Trustees also recognized that the Funds benefit from receiving investment advice from an organization with other types of advisory clients in addition to mutual funds. The Board and the Independent Trustees considered the risk borne by the Adviser that the Funds’ net assets and thus the Adviser’s fees might decline and that smaller Funds might not grow to become profitable. The Board and the Independent Trustees concluded that the Adviser was satisfactorily sharing potential economies of scale with the Funds through low fees and expenses, and through reinvesting in its capabilities for serving the Funds and their shareholders.

6. Ancillary benefits

The Board and the Independent Trustees also considered other actual and potential financial benefits to the Adviser or its affiliates. In particular, they noted that the Adviser does not have any affiliates that materially benefit from the Adviser’s relationship to the Funds except through TCW’s ownership of the Adviser. They noted that the principal underwriter for the Funds’ shares is affiliated with the Adviser but does not derive a profit from that role. The Board and the Independent Trustees concluded that any potential benefits received or to be derived by the Adviser from its relationships with the Funds are reasonably related to the services provided by the Adviser to the Funds.

7. Conclusions

Based on their overall review, including their consideration of each of the factors referred to above (and others), the Board and the Independent Trustees concluded that the Agreement is fair and reasonable to each Fund and its shareholders, that each Fund’s shareholders received reasonable value in return for the advisory fees and other amounts paid to the Adviser by each Fund, and that the renewal of the Agreement was in the best interests of each Fund and its shareholders.

Semi-Annual Report September 2020 / 314

Metropolitan West Funds

Privacy Policy

The TCW Group, Inc. and Subsidiaries TCW Investment Management Company LLC TCW Asset Management Company LLC Metropolitan West Asset Management, LLC

TCW Funds, Inc.	Sepulveda Management LLC
TCW Strategic Income Fund, Inc.	TCW Direct Lending LLC
Metropolitan West Funds	TCW Direct Lending VII LLC

Effective May 2018

WHAT YOU SHOULD KNOW

At TCW, we recognize the importance of keeping information about you secure and confidential. We do not sell or share your nonpublic personal and financial information with marketers or others outside our affiliated group of companies.

We carefully manage information among our affiliated group of companies to safeguard your privacy and to provide you with consistently excellent service.

We are providing this notice to you to comply with the requirements of Regulation S-P, “Privacy of Consumer Financial Information,” issued by the U.S. Securities and Exchange Commission.

OUR PRIVACY POLICY

We, The TCW Group, Inc. and its subsidiaries, the TCW Funds, Inc., TCW Strategic Income Fund, Inc., the Metropolitan West Funds, Sepulveda Management LLC, TCW Direct Lending LLC and TCW Direct Lending VII LLC (collectively, “TCW”) are committed to protecting the nonpublic personal and financial information of our customers and consumers who obtain or seek to obtain financial products or services primarily for personal, family or household purposes. We fulfill our commitment by establishing and implementing policies and systems to protect the security and confidentiality of this information.

In our offices, we limit access to nonpublic personal and financial information about you to those TCW personnel who need to know the information in order to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal and financial information.

CATEGORIES OF INFORMATION WE COLLECT

We may collect the following types of nonpublic personal and financial information about you from the following sources:

•

Your name, address and identifying numbers, and other personal and financial information, from you and from identification cards and papers you submit to us, on applications, subscription agreements or other forms or communications.

•

Information about your account balances and financial transactions with us, our affiliated entities, or nonaffiliated third parties, from our internal sources, from affiliated entities and from nonaffiliated third parties.

•

Information about your account balances and financial transactions and other personal and financial information, from consumer credit reporting agencies or other nonaffiliated third parties, to verify information received from you or others.

315 / Semi-Annual Report September 2020

CATEGORIES OF INFORMATION WE DISCLOSE TO NONAFFILIATED THIRD PARTIES

We may disclose your name, address and account and other identifying numbers, as well as information about your pending or past transactions and other personal financial information, to nonaffiliated third parties, for our everyday business purposes such as necessary to execute, process, service and confirm your securities transactions and mutual fund transactions, to administer and service your account and commingled investment vehicles in which you are invested, to market our products and services through joint marketing arrangements or to respond to court orders and legal investigations.

We may disclose nonpublic personal and financial information concerning you to law enforcement agencies, federal regulatory agencies, self-regulatory organizations or other nonaffiliated third parties, if required or requested to do so by a court order, judicial subpoena or regulatory inquiry.

We do not otherwise disclose your nonpublic personal and financial information to nonaffiliated third parties, except where we believe in good faith that disclosure is required or permitted by law. Because we do not disclose your nonpublic personal and financial information to nonaffiliated third parties, our Customer Privacy Policy does not contain opt-out provisions.

CATEGORIES OF INFORMATION WE DISCLOSE TO OUR AFFILIATED ENTITIES

•

We may disclose your name, address and account and other identifying numbers, account balances, information about your pending or past transactions and other personal financial information to our affiliated entities for any purpose.

•

We regularly disclose your name, address and account and other identifying numbers, account balances and information about your pending or past transactions to our affiliates to execute, process and confirm securities transactions or mutual fund transactions for you, to administer and service your account and commingled investment vehicles in which you are invested, or to market our products and services to you.

INFORMATION ABOUT FORMER CUSTOMERS

We do not disclose nonpublic personal and financial information about former customers to nonaffiliated third parties unless required or requested to do so by a court order, judicial subpoena or regulatory inquiry, or otherwise where we believe in good faith that disclosure is required or permitted by law.

QUESTIONS

Should you have any questions about our Customer Privacy Policy, please contact us by email or by regular mail at the address at the end of this policy.

REMINDER ABOUT TCW’S FINANCIAL PRODUCTS

Financial products offered by The TCW Group, Inc. and its subsidiaries, the TCW Funds, Inc., TCW Strategic Income Fund, Inc., the Metropolitan West Funds, Sepulveda Management LLC, TCW Direct Lending LLC and TCW Direct Lending VII LLC.

•	Are not guaranteed by a bank;

•	Are not obligations of The TCW Group, Inc. or of its subsidiaries;

•	Are not insured by the Federal Deposit Insurance Corporation; and

•	Are subject to investment risks, including possible loss of the principal amount committed or invested, and earnings thereon.

THE TCW GROUP, INC	TCW STRATEGIC INCOME FUND, INC.

TCW FUNDS, INC.	METROPOLITAN WEST FUNDS

SEPULVEDA MANAGEMENT LLC	TCW DIRECT LENDING LLC

TCW DIRECT LENDING VII LLC

Attention: Privacy Officer | 865 South Figueroa St. Suite 1800 | Los Angeles, CA 90017 | email: privacy@tcw.com

Semi-Annual Report September 2020 / 316

MetWest Funds

865 South Figueroa Street, Suite 1800

Los Angeles, California 90017

800 241 4671

www.TCW.com

Board of Trustees

Andrew Tarica

Laird R. Landmann

Peter McMillan

Martin Luther King, III

Ronald J. Consiglio

Robert G. Rooney

Patrick C. Haden

Patrick Moore

Officers

David Lippman

President and Principal Executive Officer

David S. DeVito

Treasurer, Chief Financial Officer and

Principal Accounting Officer

Jeffrey Engelsman

Chief Compliance Officer

Adviser

Metropolitan West Asset Management, LLC

865 South Figueroa Street, Suite 1800

Los Angeles, CA 90017

Custodian & Administrator

The Bank of New York Mellon

One Wall Street

New York, NY 10286

Transfer Agent

BNY Mellon Investment Servicing (U.S.) Inc.

760 Moore Road

King of Prussia, PA 19406

Independent Registered Public

Accounting Firm

Deloitte & Touche LLP

555 West 5th Street, Suite 2700

Los Angeles, CA 90013

Distributor

TCW Fund Distributors LLC

865 South Figueroa Street, Suite 1800

Los Angeles, CA 90017

Legal Counsel

Paul Hastings LLP

101 California Street, 48th Floor

San Francisco, CA 94111

For Additional Information about the MetWest Funds call:

(213) 244-0000 or (800) 241-4671 (toll-free)

www.TCW.com

A description of the Funds’ proxy voting policies, procedures, and how the Funds voted proxies relating to each portfolio’s securities during the most recent 12 month period ending June 30 are available (i) without charge, upon request, by calling (800) 241-4671; (ii) on the Securities and Exchange Commission’s website at www.sec.gov.

In addition to its annual and semi-annual reports, the Funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form NPORT-P. Such filings occur no later than 60 days after the end of the Funds’ first and third quarters and are available on the SEC’s website at www.sec.gov.

To reduce expenses, we may mail only one copy of the Fund’s prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at (800) 241-4671 (or contact your financial institution). We will begin sending you individual copies thirty days after receiving your request.

This report is submitted for general information to the shareholders of the Funds. It is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective Prospectus, which includes details regarding the Funds’ objectives, policies, expenses and other information.

FUNDap 11/2020

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                                         Metropolitan West Funds

By (Signature and Title)*                  /s/ David B. Lippman

David B. Lippman, President and Principal Executive Officer

(principal executive officer)

Date                                  12/3/2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*                  /s/ David B. Lippman

David B. Lippman, President and Principal Executive Officer

(principal executive officer)

Date                                  12/3/2020

By (Signature and Title)*                  /s/ David S. DeVito

David S. DeVito, Treasurer, Principal Financial Officer and Principal

Accounting Officer

(principal financial officer)

Date                                  12/3/2020

* Print the name and title of each signing officer under his or her signature.